As filed with the Securities and Exchange Commission
                                on July 31, 2001
                       Registration No. 33-4038; 811-4614
                       ----------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      |_|

                       Post-Effective Amendment No. 49                  |X|
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |_|

                              Amendment No. 50                          |X|

                        (Check appropriate box or boxes)
                            ------------------------
                               NATIONS FUND, INC.
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)
                           --------------------------
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                              Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)
                                 With copies to:
     Robert M. Kurucza, Esq.                           Carl Frischling, Esq.
     Marco E. Adelfio, Esq.                            Kramer, Levin, Naftalis
     Morrison & Foerster LLP                           & Frankel
     2000 Pennsylvania Ave., N.W., Suite 5500          919 Third Avenue
     Washington, D.C.  20006                           New York, New York  10022

It is proposed that this filing will become effective (check appropriate box):
|X| Immediately upon filing pursuant to Rule 485(b); or      |_| on (date) pursuant to Rule
                                                                 485(b), or
|_| 60 days after filing pursuant to Rule 485(a), or         |_| on  (date) pursuant to Rule
                                                                 485(a)
|_| 75 days after filing pursuant to paragraph (a)(2)        |_| on (date) pursuant to paragraph (a)(2) of
                                                                 Rule 485

If appropriate, check the following box:
|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

     The Registrant is filing this Post-Effective Amendment No. 49 to the Registration Statement of Nations Fund, Inc. (the "Company") in order to provide updated financial information for the Company's Funds and to effect certain non-material changes.

                                          NATIONS FUND, INC.
                                         CROSS REFERENCE SHEET



Part A
Item No.                                                               Prospectus

  1.   Front and Back Cover Pages ................................     Front and Back Cover Pages

  2.   Risk/Return Summary: Investments, Risks
       and Performance............................................     About this Prospectus

  3.   Risk/Return Summary: Fee Tables............................     About the Funds; Financial Highlights

  4.   Investment Objectives, Principal
       Investment Strategies, and Related Risks...................     About the Funds; Other Important
                                                                       Information

  5.  Management's Discussion of Fund
      Performance.................................................     About the Funds

  6.  Management, Organization, and
      Capital Structure...........................................     What's Inside; About the Funds;
                                                                       How the Funds Are Managed;
                                                                       About your Investment

  7.  Shareholder Information.....................................     About the Funds; About your
                                                                       Investment

  8.  Distribution Arrangements...................................     Information for Investors

  9.  Financial Highlights Information............................     Financial Highlights; About the Funds



Part B
Item No.

10.   Cover Page and Table of Contents............................     Cover Page and Table of Contents

11.   Fund History................................................     Introduction

12.   Description of the Fund and Its
      Investments and Risks.......................................     About the Funds

13.   Management of the Funds.....................................     Trustees And Officers; Investment
                                                                       Advisory, Administration, Custody Transfer
                                                                       Agency, Shareholder Servicing and
                                                                       Distribution Agreements


14.   Control Persons and Principal
      Holders of Securities.......................................     Not Applicable

15.   Investment Advisory and Other Services......................     Investment Advisory,
                                                                       Administration, Custody, Transfer Agency,
                                                                       Shareholder Servicing And Distribution
                                                                       Agreements

16.   Brokerage Allocation and Other Practices....................     Portfolio Transactions and
                                                                       Brokerage--General Brokerage Policy

17.   Capital Stock and Other
      Securities..................................................     Description Of Shares;
                                                                       Investment Advisory, Administration,
                                                                       Custody, Transfer Custody, Transfer
                                                                       Agency, Shareholder Servicing And
                                                                       Distribution Agreements

18.   Purchase, Redemption and Pricing
      of Shares...................................................     Net Asset Value -- Purchases
                                                                       And Redemptions; Distributor

19.   Taxation of the Fund........................................     Additional Information Concerning
                                                                       Taxes

20.   Underwriters................................................     Investment Advisory,
                                                                       Administration Custody, Transfer Agency
                                                                       Shareholder Servicing And Distribution
                                                                       Agreements; Distributor

21.   Calculation of Performance Data.............................     Additional Information on
                                                                       Performance

22.   Financial Statements........................................     Independent Accountant and
                                                                       Reports

Part C
Item No.                                                         Other Information

                                                                 Information required to be included in
                                                                 Part C is set forth under the appropriate
                                                                 Item, so numbered, in Part C of this Document

[GRAPHIC]




Prospectus
Primary A Shares
August 1, 2001

Stock Funds
Nations Convertible Securities
Fund
Nations Asset Allocation Fund
Nations Equity Income Fund
Nations Classic Value Fund
Nations Value Fund
Nations Blue Chip Fund
Nations Strategic Growth Fund
Nations Marsico Growth &
Income Fund
Nations Capital Growth Fund
Nations Aggressive Growth
Fund
Nations Marsico Focused
Equities Fund
Nations MidCap Growth Fund
Nations Marsico 21st Century
Fund
Nations Small Company Fund
Nations Financial Services Fund


International/Global
Stock Funds
Nations Global Value Fund
Nations International Value
Fund
Nations International Equity
Fund
Nations Marsico International
Opportunities Fund
Nations Emerging Markets
Fund


Index Funds
Nations LargeCap Index Fund
Nations MidCap Index Fund
Nations SmallCap Index Fund
Nations Managed Index Fund


Government & Corporate
Bond Funds
Nations Short-Term Income
Fund
Nations Short-Intermediate
Government Fund
Nations Government Securities
Fund
Nations Intermediate Bond
Fund
Nations Bond Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund


Municipal Bond Funds
Nations Short-Term Municipal
Income Fund
Nations Intermediate Municipal
Bond Fund
Nations Municipal Income Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------
Not FDIC Insured
-----------------
 May Lose Value
-----------------
No Bank Guarantee
-----------------


[NATIONS FUNDS LOGO]

An overview of the Funds
--------------------------------------------------------------------------------



[GRAPHIC]
             Terms used in this prospectus


             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


[GRAPHIC]
               You'll find Terms used
               in this prospectus on
               page 180.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N. A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.


             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about Nations Funds Stock, International/Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


 About the Funds
 Each type of Fund has a different investment focus:

  o Stock Funds invest primarily in equity securities of U.S. companies. Within the Stock Funds category is Nations Asset Allocation Fund. This Fund invests in a mix of equity and fixed income securities, as well as money market instruments.

  o International Stock Funds invest primarily in equity securities of companies outside the U.S.

  o The Global Stock Fund invests primarily in equity securities of U.S. and non-U.S. companies.

  o Index Funds focus on long-term growth. Except for Nations Managed Index Fund, they all seek to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index. While maintaining the characteristics of the index, Nations Managed Index Fund varies the number, type and weighting of its holdings from those of the index to try to provide higher returns.

  o Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

  o Municipal Bond Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities.


 The Funds also have different risk/return characteristics because they invest in different kinds of securities.


 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.


 Fixed income securities and municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities.


 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

 Choosing the right Funds for you
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


 The Stock, International/Global Stock and Index Funds all focus on long-term growth. They may be suitable for you if:

  o you have longer-term investment goals

  o they're part of a balanced portfolio

  o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time


 They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  o you have short-term investment goals

  o you're looking for a regular stream of income


 The Government & Corporate Bond and Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

  o you're looking for income

  o you have longer-term investment goals


 The Municipal Bond Funds may be suitable if you also want to reduce taxes on your investment income.


 The Government & Corporate Bond and Municipal Bond Funds may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with fixed income securities


 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 7.


 For more information
 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.


 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------



[GRAPHIC]
             Banc of America Advisors, LLC


             Banc of America Advisors, LLC (BA Advisors) is the investment adviser to each of the Funds. BA Advisors is responsible for the overall management and supervision of the investment management of each Fund. BA Advisors and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.


[GRAPHIC]
               You'll find more about
               BA Advisors and the
               sub-advisers
               starting on page 143.




[GRAPHIC]
    About the Funds
Nations Convertible Securities Fund                                   7
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Asset Allocation Fund                                        11
Sub-advisers: Banc of America Capital Management, LLC and Chicago Equity Partners, LLC
-----------------------------------------------------------------------
Nations Equity Income Fund                                           16
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Classic Value Fund                                           20
Sub-adviser: Brandes Investment Partners, L.P.
-----------------------------------------------------------------------
Nations Value Fund                                                   23
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Blue Chip Fund                                               27
Sub-adviser: Chicago Equity Partners, LLC
-----------------------------------------------------------------------
Nations Strategic Growth Fund                                        31
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Marsico Growth & Income Fund                                 35
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------------
Nations Capital Growth Fund                                          39
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Aggressive Growth Fund                                       43
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Marsico Focused Equities Fund                                47
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------------
Nations MidCap Growth Fund                                           51
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Marsico 21st Century Fund                                    55
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------------
Nations Small Company Fund                                           58
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Financial Services Fund                                      62
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------

Nations Global Value Fund                                            65
Sub-adviser: Brandes Investment Partners, L.P.
-----------------------------------------------------------------------
Nations International Value Fund                                     68
Sub-adviser: Brandes Investment Partners, L.P.
-----------------------------------------------------------------------
Nations International Equity Fund                                    72
Sub-advisers: Gartmore Global Partners, INVESCO Global Asset
Management (N.A.), Inc. and Putnam Investment Management LLC
-----------------------------------------------------------------------
Nations Marsico International Opportunities Fund                     76
Sub-adviser: Marsico Capital Management, LLC
-----------------------------------------------------------------------
Nations Emerging Markets Fund                                        79
Sub-adviser: Gartmore Global Partners
-----------------------------------------------------------------------
Nations LargeCap Index Fund                                          83
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations MidCap Index Fund                                            87
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations SmallCap Index Fund                                          90
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Managed Index Fund                                           94
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Short-Term Income Fund                                       98
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Short-Intermediate Government Fund                          102
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Government Securities Fund                                  106
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Intermediate Bond Fund                                      111
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Bond Fund                                                   116
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Strategic Income Fund                                       121
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations High Yield Bond Fund                                        126
Sub-adviser: MacKay Shields LLC
-----------------------------------------------------------------------

Nations Short-Term Municipal Income Fund                            129
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Intermediate Municipal Bond Fund                            133
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Nations Municipal Income Fund                                       137
Sub-adviser: Banc of America Capital Management, LLC
-----------------------------------------------------------------------
Other important information                                         141
-----------------------------------------------------------------------
How the Funds are managed                                           143


[GRAPHIC]
    About your investment
Information for investors
  Buying, selling and exchanging shares                             156
  Distributions and taxes                                           159
-----------------------------------------------------------------------
Financial highlights                                                163
-----------------------------------------------------------------------
Terms used in this prospectus                                       180
-----------------------------------------------------------------------
Where to find more information                               back cover

[GRAPHIC]
             About the sub-adviser


             Banc of America Capital Management, LLC (BACAP) is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             What are convertible securities?


             Convertible securities, which include convertible bonds and convertible preferred stocks, can be exchanged for common stock at a specified rate. The common stock it converts to is called the "underlying" common stock.

             Convertible securities typically:

               o have higher income potential than the underlying common stock

               o are affected less by changes in the stock market than the underlying common stock

               o have the potential to increase in value if the value of the underlying common stock increases

 Nations Convertible Securities Fund


[GRAPHIC]
        Investment objective
        The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.



[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in convertible securities mostly issued by U.S. issuers. The Fund may invest up to 15% of its assets in Eurodollar convertible securities.


 Most convertible securities are not investment grade. The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.


 The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.


 When identifying individual investments, the team evaluates a number of factors, including:

  o the issuer's financial strength and revenue outlook

  o earnings trends, including changes in earnings estimates

  o the security's conversion feature and other characteristics


 The team tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.



[GRAPHIC]
        Risks and other things to consider
        Nations Convertible Securities Fund has the following risks:

        o Investment strategy risk - The team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WTIH THE FOLLOWING PLOT POINTS]

              2000
              15.21%

              *Year-to-date return as of June 30, 2001: -5.26%


        Best and worst quarterly returns during this period



  Best: 1st quarter 2000:             13.55%
  Worst: 2nd quarter 2000:            -3.46%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the CSFB Convertible Securities Index, a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.



                                               1 year      Since inception*

        Primary A Shares                       15.21%       21.64%
        CSFB Convertible Securities Index      -7.83%       13.64%

        * The inception date of Primary A Shares is May 21, 1999. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund


        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                           Primary A
(Fees paid directly from your investment)                   Shares

        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                      0.65%
        Other expenses                                       0.35%
                                                             ----
        Total annual Fund operating expenses                 1.00%
                                                             ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year     3 years     5 years     10 years
  Primary A Shares     $102       $318        $552        $1,225

[GRAPHIC]
             About the sub-advisers

             This Fund is managed by two sub-advisers: BACAP and Chicago Equity Partners, LLC (Chicago Equity). Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the equity Fund. BACAP's Fixed Income Management Team makes the day-to-day portion of the investment decisions for the fixed income and money market portions of the Fund.

[GRAPHIC]
               You'll find more about
               BACAP and Chicago
               Equity, starting on
               page 146.

[GRAPHIC]
             What is an asset
             allocation fund?

             This asset allocation fund invests in a mix of equity and fixed income securities, and cash equivalents.

             Each of these "asset classes" has different risk/return characteristics. The portfolio management team changes the mix based on its assessment of the expected risks and returns of each class.

             Asset allocation funds like this one can provide a diversified asset mix for you in a single investment.

 Nations Asset Allocation Fund

 [GRAPHIC]
        Investment objective
        The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.


[GRAPHIC]
        Principal investment strategies
        The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

 The equity securities the Fund invests in are primarily common stock of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The fixed income securities the Fund invests in are primarily investment grade bonds and notes; however, the Fund may invest up to 10% of its total assets in high yield debt securities. The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

 In the fixed income portion of its portfolio, the Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

 For the equity portion of the Fund, the team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 2,000 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

  o changes in actual and expected earnings

  o unexpected changes in earnings

  o price-to-earnings ratio

  o dividend discount model

  o price-to-cash flow

 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P SuperComposite 1500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.

 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.



[GRAPHIC]
        Risks and other things to consider
        Nations Asset Allocation Fund has the following risks:

        o Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

        o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             The information about the performance for the period prior to June 8, 2001, reflects performance information for a predecessor fund which was reorganized into the Fund on June 8, 2001. The predecessor fund had an identical investment objective and principal investment strategies.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

              2000
              -0.50%

              *Year-to-date return as of June 30, 2001: -3.81%


        Best and worst quarterly returns during this period



  Best: 1st quarter 2000:             2.35%
  Worst: 4th quarter 2000:           -4.18%



[GRAPHIC]

             The returns shown for the indices do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. The indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. The indices are not available for investment.

                                                       Since
                                         1 year      inception*

        Primary A Shares                 -0.50%       4.76%
        S&P 500                          -9.10%       2.09%
        Lehman Aggregate Bond Index      11.63%       7.35%

        *The inception date of Primary A Shares is May 21, 1999. The returns for the indices shown are from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                             Primary A
(Fees paid directly from your investment)                     Shares

        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.65%
        Other expenses                                         0.35%
                                                               ----
        Total annual Fund operating expenses                   1.00%
                                                               ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                      1 year     3 years     5 years     10 years
  Primary A Shares     $102       $318        $552        $1,225

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             Why invest in an equity income fund?

             Equity income funds are generally considered to be a more conservative equity investment because they invest in large, well-established companies that pay regular dividends. These companies tend to be less volatile than other kinds of companies.

     Nations Equity Income Fund


[GRAPHIC]
        Investment objective
        The Fund seeks current income and growth of capital by investing in companies with above-average dividend yields.



[GRAPHIC]
        Principal investment strategies
        The Fund normally invests in 60 to 85 companies with an average market capitalization of at least $3 billion. The Fund seeks to provide a higher yield than the S&P 500. The Fund generally invests at least 65% of its assets in common stocks that pay dividends and that are listed on a national exchange or are traded on an established over-the-counter market.


 The Fund may invest up to 20% of its assets in convertible securities, including registered investment companies that invest in convertible securities. The Fund may also invest up to 5% of its assets in real estate investment trusts.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team evaluates the overall economy, industry conditions and the financial conditions and management of each company, using a process called fundamental analysis, to identify stocks of attractive companies. When selecting investments, the team looks at, among other things:

  o value characteristics like earnings yield and cash flow

  o growth potential for a company's stock price and earnings

  o current income yield and the potential for growth in income


 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.



 The team may sell a security when its price reaches the target set by the team, when there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.



[GRAPHIC]
        Risks and other things to consider
        Nations Equity Income Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have the potential for dividend growth and capital appreciation. There is a risk that dividend payments and the value of these investments will not rise as high as the team expects, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Real estate investment trust risk - Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

        o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

        o Investment in other Nations Funds - The Fund may pursue its convertible securities strategy by investing in Nations Convertible Securities Fund, rather than directly in convertible securities. BA Advisors and its affiliates are entitled to receive fees from Nations Convertible Securities Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Nations Equity Income Fund for services provided directly. BA Advisors and its affiliates may waive fees which they are entitled to receive from either Fund.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

     1992    1993    1994    1995    1996    1997    1998   1999   2000
     10.20%  12.66%  -0.99%  27.60%  19.93%  26.13%  3.73%  2.90%  -10.77%

              *Year-to-date return as of June 30, 2001: -6.04%


        Best and worst quarterly returns during this period



  Best: 4th quarter 1998:             14.21%
  Worst: 3rd quarter 1998:           -14.44%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                   Since
                        1 year       5 years     inception*

  Primary A Shares      -10.77%        7.57%      10.28%
  S&P 500                -9.10%       18.33%      16.30%

        *The inception date of Primary A Shares is April 11, 1991. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                             Primary A
(Fees paid directly from your investment)                     Shares

        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.65%
        Other expenses                                         0.31%
                                                               ----
        Total annual Fund operating expenses                   0.96%
                                                               ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years
  Primary A Shares     $98        $306        $531        $1,178

[GRAPHIC]
             About the sub-adviser


             Brandes Investment Partners, L.P. (Brandes) is this Fund's sub-adviser. Brandes' Large Cap Investment Committee makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               Brandes on page 149.

[GRAPHIC]
             What is the Graham and Dodd approach to investing?


             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data. Benjamin Graham and David Dodd have never had any affiliation with the Fund.

             The management team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

 Nations Classic Value Fund


[GRAPHIC]
        Investment objective
        The Fund seeks growth of capital by investing in companies believed to be undervalued.



[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in equity securities of U.S. companies that are believed to be undervalued. The Fund focuses its investments in large and medium-sized companies. The Fund generally holds 40 to 75 equity securities.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic -- value.


 The team uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.


 The team may sell a security when its price reaches the target set by the team, when there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC]
             Limits on investments


             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:


               o The Fund will normally invest no more than 5% of its assets in a single security.

               o It may not invest more than the greater of:

                 o 20% of its assets in a single industry, or

                 o 150% of the weighting of a single industry in the S&P 500
                   (limited to less than 25% of its assets in a single industry, other than U.S. government securities).


[GRAPHIC]
        Risks and other things to consider
        Nations Classic Value Fund has the following risks:

        o Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.


        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.



[GRAPHIC]

             For information about the performance of other stock accounts managed by Brandes, see How the Funds are managed.


[GRAPHIC]
        A look at the Fund's performance
        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                           Primary A
(Fees paid directly from your investment)                   Shares

        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                                      0.65%
        Other expenses(1)                                    0.48%
                                                             ----
        Total annual Fund operating expenses(2)              1.13%
                                                             ====

        (1)Other expenses are based on estimates for the current fiscal year.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the level shown above until July 31, 2002. There is no guarantee that this limitation will continue after this date. The investment adviser is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed under this agreement if such reimbursements do not cause the Fund's total expenses to exceed existing expense limitations.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 year     3 years
  Primary A Shares           $115       $359

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Value Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             What is value investing?


             Value investing means looking for "undervalued" companies -- quality companies that may be currently out of favor and selling at a reduced price, but that have good potential to increase in value.

             The team uses fundamental and quantitative analysis to help decide whether the current stock price of a company may be lower than the company's true value, and then looks for things that could trigger a rise in price, like a new product line, new pricing or a change in management. This trigger is often called a "catalyst."

     Nations Value Fund


[GRAPHIC]
        Investment objective
        The Fund seeks growth of capital by investing in companies that are believed to be undervalued.



[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses fundamental and quantitative analysis to identify stocks of companies that it believes are undervalued and have the potential for price appreciation, looking at, among other things:

  o mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

  o various measures of relative valuation, including expected cash flow return (based upon the company's expected earnings and dividends), price-to-earnings ratio, price-to-current book value ratio, dividend yield, and enterprise value-to-EBITDA (earnings before interest, taxes, depreciation and amortization) ratio. The team believes that companies with lower relative valuations are generally more likely to provide better opportunities for capital appreciation

  o the stock's estimated intrinsic valuation per share, relative to its current stock price

  o a potential "catalyst" for improved stock valuation and stock price appreciation. This could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.



[GRAPHIC]
        Risks and other things to consider
        Nations Value Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1991    1992   1993    1994    1995    1996    1997    1998    1999   2000
25.86%  7.30%  16.36%  -2.99%  36.09%  21.12%  26.66%  17.34%  1.25%  3.94%

              *Year-to-date return as of June 30, 2001: -5.14%


        Best and worst quarterly returns during this period



  Best: 4th quarter 1998:             19.69%
  Worst: 3rd quarter 1998:            -12.48%



[GRAPHIC]

             The returns shown for the indices do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the S&P/BARRA Value Index. The S&P 500 is an unmanaged index of 500 widely held common stocks. The S&P/BARRA Value Index is an unmanaged index of a subset of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. The indices are weighted by market capitalization and are not available for investment.

                                                                        Since
                               1 year       5 years      10 years     inception*

  Primary A Shares              3.94%       13.63%        14.67%       13.32%
  S&P 500                       -9.10%      18.33%        17.44%       15.25%
  S&P/BARRA Value Index         6.08%       16.81%        16.88%       14.14%

        * The inception date of Primary A Shares is September 19, 1989. The returns for the indices shown are from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                             Primary A
(Fees paid directly from your investment)                     Shares

        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.65%
        Other expenses                                         0.29%
                                                               ----
        Total annual Fund operating expenses                   0.94%
                                                               ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year     3 years     5 years     10 years
  Primary A Shares     $96        $300        $520        $1,155

[GRAPHIC]
             About the sub-adviser


             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.


             BA Advisors is the Master Portfolio's investment adviser, and Chicago Equity is its sub-adviser. Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the Master Portfolio.


[GRAPHIC]
               You'll find more about
               Chicago Equity on
               page 149.

[GRAPHIC]
             Why invest in Nations Blue Chip Fund?


             Nations Blue Chip Fund may be suitable for investors who are looking for a "core" equity holding for their portfolio. It's considered to be a more conservative equity investment because it invests in a broad range of large, well-established companies. These companies tend to be less volatile than other kinds of companies.

 Nations Blue Chip Fund


[GRAPHIC]
        Investment objective
        The Fund seeks to achieve long-term capital appreciation through investments in blue chip stocks.



[GRAPHIC]
        Principal investment strategies
        The Fund invests all of its assets in Nations Blue Chip Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in blue chip stocks. These are stocks of well-established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.


 The Master Portfolio primarily invests in blue chip stocks that are included in the S&P 500, but may invest up to 15% of its assets in stocks that are not included in the index. It usually holds between 160 and 185 stocks.


 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 600 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

  o changes in actual and expected earnings

  o unexpected changes in earnings

  o price-to-earnings ratio

  o dividend discount model

  o price-to-cash flow


 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P 500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.


 The team may sell a security when there is a development in the company or its industry that causes earnings estimates to fall, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.



[GRAPHIC]
        Risks and other things to consider
        Nations Blue Chip Fund has the following risks:

        o Investment strategy risk - The Master Portfolio uses quantitative analysis to select blue chip stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall.

        o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

              2000
              -9.04

              *Year-to-date return as of June 30, 2001: -9.16%


        Best and worst quarterly returns during this period



  Best: 1st quarter 2000:             1.99%
  Worst: 4th quarter 2000:            -9.49%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                            Since
                              1 year      inception*

  Primary A Shares            -9.04%       2.96%
  S&P 500                     -9.10%       2.09%

        *The inception date of Primary A Shares is May 21, 1999. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                           Primary A
(Fees paid directly from your investment)                   Shares

        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                      0.65%
        Other expenses                                       0.31%
                                                             ----
        Total annual Fund operating expenses                 0.96%
                                                             ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year     3 years     5 years     10 years
  Primary A Shares     $98        $306        $531        $1,178

[GRAPHIC]

             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             Minimizing taxes


             The Fund's proactive tax management strategy may help reduce capital gains distributions. The tax management strategy seeks to limit portfolio turnover, offset capital gains with capital losses and sell securities that have the lowest tax burden on shareholders.

 Nations Strategic Growth Fund

[GRAPHIC]
        Investment objective
        The Fund seeks long-term, after-tax returns by investing in a diversified portfolio of common stocks.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Fund normally holds 60 to 80 securities, which include common stocks, preferred stocks and convertible securities like warrants and rights.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:

  o will focus on long-term investments to try to limit the number of buy and sell transactions

  o will try to sell securities that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

  o invests primarily in securities with lower dividend yields

  o may use options, instead of selling securities


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the manager considers the security's price to be overvalued, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other important
               information and in the SAI.




[GRAPHIC]
        Risks and other things to consider
        Nations Strategic Growth Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

        o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

             [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

             1999   2000
             28.08%  -12.52%

              *Year-to-date return as of June 30, 2001: -7.14%



        Best and worst quarterly returns during this period



  Best: 4th quarter 1999:             20.52%
  Worst: 4th quarter 2000:            -11.53%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                             Since
                              1 year       inception*

  Primary A Shares            -12.52%       17.74%
  S&P 500                      -9.10%       13.67%

        *The inception date of Primary A Shares is October 2, 1998. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                    Primary A
        (Fees paid directly from your investment)             Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.65%
        Other expenses                                         0.29%
                                                               ----
        Total annual Fund operating expenses                   0.94%
                                                               ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                     1 year     3 years     5 years     10 years
  Primary A Shares     $96        $300        $520        $1,155

[GRAPHIC]
             About the sub-adviser


             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BA Advisors is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 147.

[GRAPHIC]
             Why invest in a growth and income fund?


             Growth and income funds can invest in a mix of equity and fixed income securities. This can help reduce volatility and provide the Fund with the flexibility to shift among securities that offer the potential for higher returns.

             While this Fund invests in a wide range of companies and industries, it holds fewer investments than other kinds of funds. This means it can have greater price swings than more diversified funds. It also means it may have relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Growth & Income Fund


[GRAPHIC]
        Investment objective
        The Fund seeks long-term growth of capital with a limited emphasis on income.



[GRAPHIC]
        Principal investment strategies
        The Fund invests all of its assets in Nations Marsico Growth & Income Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It invests at least 25% of its assets in securities that are believed to have income potential, and generally holds 35 to 50 securities. It may hold up to 25% of its assets in foreign securities.

 Marsico Capital may shift assets between growth and income securities based on its assessment of market, financial and economic conditions. The Master Portfolio, however, is not designed to produce a consistent level of income.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends observed.

 Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

 As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit it to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.


 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.





[GRAPHIC]
        Risks and other things to consider
        Nations Marsico Growth & Income Fund has the following risks:

        o Investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

        o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

        o Interest rate risk - The prices of the Master Portfolio's fixed income securities will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

        o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             For information about the performance of other stock funds managed by Thomas Marsico, see How the Funds are managed.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

              1998    1999    2000
              38.22%  52.48%  -15.23%

              *Year-to-date return as of June 30, 2001: -12.41%


        Best and worst quarterly returns during this period


  Best: 4th quarter 1999:             35.30%
  Worst: 3rd quarter 1998:            -12.34%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000 The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                             Since
                              1 year       inception*

  Primary A Shares            -15.23%       21.34%
  S&P 500                      -9.10%       12.26%

        *The inception date of Primary A Shares is December 31, 1997. The return for the index shown is from that date.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                           Primary A
(Fees paid directly from your investment)                   Shares

        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                      0.75%
        Other expenses                                       0.35%
                                                             ----
        Total annual Fund operating expenses                 1.10%
                                                             ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                      1 year     3 years     5 years     10 years
  Primary A Shares     $112       $350        $606        $1,340

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             What is a growth fund?


             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

     Nations Capital Growth Fund


[GRAPHIC]
        Investment objective
        The Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.


[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

        o above-average earnings growth compared with the S&P 500

        o established operating histories, strong balance sheets and favorable financial performance

        o above-average return on equity compared with the S&P 500

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.





[GRAPHIC]
        Risks and other things to consider
        Nations Capital Growth Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

         1993   1994    1995    1996    1997    1998    1999    2000
         7.85%  -1.24%  28.72%  18.61%  30.52%  30.14%  23.93%  -11.97%

              *Year-to-date return as of June 30, 2001: -10.15%


        Best and worst quarterly returns during this period



  Best: 4th quarter 1998:             28.39%
  Worst: 3rd quarter 1998:            -14.94%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                     Since
                        1 year        5 years      inception*

  Primary A Shares      -11.97%       17.06%        15.35%
  S&P 500                -9.10%       18.33%        17.32%

        *The inception date of Primary A Shares is September 30, 1992. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees                                             Primary A
(Fees paid directly from your investment)                     Shares

        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.65%
        Other expenses                                         0.29%
                                                               ----
        Total annual Fund operating expenses                   0.94%
                                                               ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                      1 year     3 years     5 years     10 years
  Primary A Shares     $96        $300        $520        $1,155

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             What is a growth fund?


             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

 Nations Aggressive Growth Fund


[GRAPHIC]
        Investment objective
        The Fund seeks capital appreciation.


[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in common stocks of large and medium-sized U.S. companies. These companies typically have a market capitalization of $1 billion or more.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry


 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.


 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.


 In actively managing the portfolio, the team considers the characteristics of the Russell 3000 Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings. The resulting portfolio typically consists of between 50 to 75 securities.


 The team may use various strategies, to the extent consistent with the Fund's investment objective, to try to reduce the amount of capital gains it distributes to shareholders. For example, the team:

  o will focus on long-term investments to try and limit the number of buy and sell transactions

  o will try to sell securities that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

  o will invest primarily in securities with lower dividend yields

  o may use options instead of selling securities


 While the Fund tries to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a security when it forecasts a decline in industry profitability, it believes a company's competitive position erodes significantly, management strategies prove ineffective or a company's price exceeds the team's price target for the security, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.





[GRAPHIC]
        Risks and other things to consider
        Nations Aggressive Growth Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in the U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Prior to April 17, 2000, the Fund had a different investment objective and principal investment strategies.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

              1993    1994    1995    1996    1997    1998   1999    2000
             29.81%  -6.35%  27.53%  22.08%  29.92%   25.83  9.11%  -26.25%

             *Year-to-date return as of June 30, 2001: -21.10%


        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:             24.61%
  Worst: 4th quarter 2000:            -24.00%



[GRAPHIC]

             The returns shown for the indices do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Russell 3000 Growth Index, an index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Prior to August 1, 2001, the Fund compared its performance to the Russell 1000 Growth Index. The Fund changed the index to which it compares its performance because the Russell 3000 Growth Index is considered to be a more appropriate comparison. The indices are unmanaged and are not available for investment.

                                                                  Since
                                       1 year       5 years     inception*

  Primary A Shares                     -26.25%        9.94%      15.63%
  Russell 3000 Growth Index            -22.42%       17.06%      16.09%
  Russell 1000 Growth Index            -22.42%       18.15%      16.67%

        *The inception date of Primary A Shares is October 1, 1992. The returns for the indices shown are from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                             Primary A
(Fees paid directly from your investment)                     Shares

        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.65%
        Other expenses                                         0.35%
                                                               ----
        Total annual Fund operating expenses                   1.00%
                                                               ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year     3 years     5 years     10 years
  Primary A Shares     $102       $318        $552        $1,225

[GRAPHIC]
             About the sub-adviser


             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BA Advisors is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 147.

[GRAPHIC]
             What is a focused fund?


             A focused fund invests in a small number of companies with earnings that are believed to have the potential to grow significantly. This Fund focuses on large, established and well-known U.S. companies.

             Because a focused fund holds fewer investments than other kinds of funds, it can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Focused Equities Fund


[GRAPHIC]
        Investment objective
        The Fund seeks long-term growth of capital.


[GRAPHIC]
        Principal investment strategies
        The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in common stocks of large companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.


 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends observed.

 Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

 As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit it to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.


 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.



[GRAPHIC]
        Risks and other things to consider
        Nations Marsico Focused Equities Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

        o Holding fewer investments - The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

        o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

        o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             For information about the performance of other stock funds managed by Thomas Marsico, see How the Funds are managed.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

              1998    1999    2000
              49.64%  53.43%  -17.09%

              *Year-to-date return as of June 30, 2001: -14.02%


        Best and worst quarterly returns during this period

  Best: 4th quarter 1999:             33.16%
  Worst: 4th quarter 2000:            -12.77%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                             Since
                              1 year       inception*

  Primary A Shares            -17.09%       23.94%
  S&P 500                      -9.10%       12.26%

        *The inception date of Primary A Shares is December 31, 1997. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                           Primary A
(Fees paid directly from your investment)                   Shares

        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                      0.75%
        Other expenses                                       0.34%
                                                             ----
        Total annual Fund operating expenses                 1.09%
                                                             ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                      1 year     3 years     5 years     10 years
  Primary A Shares     $111       $347        $601        $1,329

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             What is a midcap growth fund?


             A midcap growth fund invests in medium-sized companies whose earnings are expected to grow or to continue growing. These companies may be expanding in existing markets, entering into new markets, developing new products or increasing their profit margins by gaining market share or streamlining their operations.


             These companies can have better potential for rapid earnings than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback in sales than larger, more established companies.

 Nations MidCap Growth Fund


[GRAPHIC]
        Investment objective
        The Fund seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.


[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in companies chosen from a universe of medium capitalization companies. The Fund generally holds securities of between 60 and 100 issuers, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

  o the growth prospects of the company's industry

  o the company's relative competitive position in the industry


 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.


 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.


 In actively managing the portfolio, the team considers the characteristics of the S&P MidCap 400 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.


 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.



 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.





[GRAPHIC]
        Risks and other things to consider
        Nations MidCap Growth Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

         1993    1994    1995    1996    1997    1998    1999    2000
         12.00%  0.65%   30.00%  18.63%  20.66%  3.47%   43.89%  14.76%

              *Year-to-date return as of June 30, 2001: -8.47%



        Best and worst quarterly returns during this period



  Best: 4th quarter 1999:             32.77%
  Worst: 3rd quarter 1998:            -26.07%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P MidCap 400, an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

                                                    Since
                        1 year       5 years      inception*

  Primary A Shares     14.76%        19.58%        17.62%
  S&P MidCap 400       17.51%        20.41%        17.82%

        *The inception date of Primary A Shares is December 4, 1992. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                             Primary A
(Fees paid directly from your investment)                     Shares

        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.65%
        Other expenses                                         0.33%
                                                               ----
        Total annual Fund operating expenses                   0.98%
                                                               ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years
  Primary A Shares     $100       $312        $542        $1,201

[GRAPHIC]
             About the sub-adviser


             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.


             BA Advisors is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. James A. Hillary is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.


[GRAPHIC]
               You'll find more about
               Marsico Capital and
               Mr. Hillary on page 147.

[GRAPHIC]
             What is a multi-cap fund?


             A multi-cap fund invests in companies across the capitalization spectrum -- small, medium-sized and large companies. As a multi-cap fund, this Fund may invest in large, established and well-known U.S. and foreign companies, as well as small, new and relatively unknown companies that are believed to have the potential to grow significantly.

 Nations Marsico 21st Century Fund

[GRAPHIC]
        Investment objective
        The Fund seeks long-term growth of capital.

[GRAPHIC]
        Principal investment strategies
        The Fund invests all of its assets in Nations Marsico 21st Century Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.


 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends observed.

 Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

 As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit it to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.




[GRAPHIC]
        Risks and other things to consider
        Nations Marsico 21st Century Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

        o Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

        o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

        o Foreign investment risk - Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
        A look at the Fund's performance
        Because the Fund has not been in operation for a full calendar year, no performance information is included in this prospectus.




[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares

        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                         0.75%
        Other expenses                                          0.60%
                                                                ----
        Total annual Fund operating expenses                    1.35%
                                                                ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                      1 year     3 years     5 years     10 years
  Primary A Shares     $137       $428        $739        $1,624

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's SmallCap Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             Why invest in a small
             company fund?


             A small company fund invests in smaller companies with promising products or that are operating in a dynamic field. These companies can have stronger potential for rapid earnings growth than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback than larger, more established companies.


             The team looks for companies whose earnings are growing quickly, and whose share prices are reasonably valued.

 Nations Small Company Fund


[GRAPHIC]
        Investment objective
        The Fund seeks long-term capital growth by investing primarily in equity securities.


[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in companies with a market capitalization of $2 billion or less. The Fund usually holds 75 to 130 equity securities.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

  o company meetings/conferences

  o independent industry analysis

  o quantitative analysis

  o Wall Street (brokerage) research

 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

  o gaining an in-depth understanding of the company's business

  o evaluating the company's growth potential, risks and competitive strengths

  o discussing its growth strategy with company management

  o validating the growth strategy with external research

 The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may limit the number of buy and sell transactions it makes

  o will try to sell shares that have the lowest tax burden on shareholders

  o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.



 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.





[GRAPHIC]
        Risks and other things to consider
        Nations Small Company Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

        o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

              1996    1997    1998   1999    2000
              20.59%  19.84%  1.53%  54.88%  -1.60%

              *Year-to-date return as of June 30, 2001: -8.28%


        Best and worst quarterly returns during this period

  Best: 4th quarter 1999:             43.13%
  Worst: 3rd quarter 1998:            -25.76%



[GRAPHIC]

             The returns shown for the indices do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Prior to August 1, 2001, the Fund compared its performance to the Russell 2000 Index. The Fund changed the index to which it compares its performance because the Russell 2000 Growth Index is considered to be a more appropriate comparison. The indices are unmanaged, weighted by market capitalization and are not available for investment.

                                                                   Since
                                       1 year       5 years      inception*

  Primary A Shares                      -1.60%      17.47%        16.98%
  Russell 2000 Growth Index            -22.43%       7.14%         7.48%
  Russell 2000 Index                    -3.02%      10.31%        10.70%

        *The inception date of Primary A Shares is December 12, 1995. The returns for the indices shown are from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares

        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.90%
        Other expenses                                           0.30%
                                                               ------
        Total annual Fund operating expenses                     1.20%
        Fee waivers and/or reimbursements                       (0.05)%
                                                               ------
        Total net expenses(2)                                    1.15%
                                                               ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.




[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                      1 year     3 years     5 years     10 years
  Primary A Shares     $117       $376        $655        $1,450

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             What does a financial services fund invest in?


             The financial services industry includes banks, brokerage firms, asset management firms, insurance companies and transaction processing companies, among others.

 Nations Financial Services Fund


[GRAPHIC]
        Investment objective
        The Fund seeks growth of capital.


[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in equity securities of companies that are principally engaged in the financial services industry. The Fund, which is non-diversified, generally holds 40 to 60 securities. It may invest without limitation in foreign securities.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies across the entire financial sector, the team assesses the investment potential of these companies by evaluating each company's relative competitive position in the industry.


 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.


 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it's reasonably valued.


 In managing the portfolio, the team places an emphasis on companies believed to exhibit certain characteristics, such as companies that:

  o are increasing their revenues along with their earnings

  o can grow their revenues and earnings in a variety of interest rate environments

  o have both marketing expertise and superior technology


 The team may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.



[GRAPHIC]
        Risks and other things to consider
        Nations Financial Services Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of the Fund's investments will not rise as high as the team expects, or will fall.

        o Holding fewer investments - The Fund is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Fund will tend to have greater price swings than the value of more diversified equity funds. The Fund may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Concentration risk - The Fund concentrates its investments in financial services companies and will be subject to the risks affecting the financial services industry generally. Legislative and regulatory developments may significantly affect this industry and consequently may subject the Fund's investments to greater market fluctuations. In addition, the Federal Reserve may adjust interest rates which can have a significant impact upon the profitability of financial services companies, and a corresponding impact upon the value of the Fund's investments.

        o Foreign investment risk - Because the Fund may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

        o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

[GRAPHIC]
        A look at the Fund's performance
        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.



[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                           Primary A
(Fees paid directly from your investment)                   Shares

        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                                      0.75%
        Other expenses(1)                                    0.55%
                                                             ----
        Total annual Fund operating expenses(2)              1.30%
                                                             ====

        (1)Other expenses are based on estimates for the current fiscal year.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the level shown above until July 31, 2002. There is no guarantee that this limitation will continue after this date. The investment adviser is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed under this agreement if such reimbursements do not cause the Fund's total expenses to exceed the existing expense limitation.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 year     3 years
  Primary A Shares           $132       $412

     Nations Global Value Fund



[GRAPHIC]
             About the sub-adviser


             Brandes is this Fund's sub-adviser. Brandes' Large Cap Investment Committee makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               Brandes on page 149.

[GRAPHIC]
             What is the Graham and Dodd approach to investing?


             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data. Benjamin Graham and David Dodd have never had any affiliation with the Fund.

             The management team follows this approach, looking at each stock as though it's a businessthat's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

 [GRAPHIC]
        Investment objective
        The Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries.


[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies that have a market capitalization of more than $1 billion at the time of investment and that are believed to be undervalued. The Fund typically invests in at least three countries, including the United States, at any one time.

 The Fund primarily invests in equity securities and may, with respect to its foreign investments, invest in the foregoing and/or depositary receipts.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic -- value.


 The team uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.


 The team may sell a security when its price reaches the target set by the team, when there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other
               important information
               and in the SAI.

[GRAPHIC]
             Limits on investments


             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:


              o The Fund will normally invest no more than 5% of its assets in a single security.


              o It may not invest more than the greater of:

                o 20% of its assets in a single country or industry, or

                o 150% of the weighting of a single country or industry in the
                  MSCI World Index (limited to less than 25% of its assets in a single industry, other than U.S. government securities).

              o It generally may not invest more than 20% of its assets in emerging markets or developing countries.


[GRAPHIC]
        Risks and other things to consider
        Nations Global Value Fund has the following risks:

        o Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Foreign investment risk - Because the Fund invests in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

        o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

        o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

[GRAPHIC]

             For information about the performance of other global stock accounts managed by Brandes, see How the Funds are managed.


[GRAPHIC]
        A look at the Fund's performance
        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.





[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                           Primary A
(Fees paid directly from your investment)                   Shares

        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge                        none

        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                                      0.90%
        Other expenses(1)                                    0.50%
                                                             ----
        Total annual Fund operating expenses(2)              1.40%
                                                             ====

        (1)Other expenses are based on estimates for the current fiscal year.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the level shown above until July 31, 2002. There is no guarantee that this limitation will continue after this date. The investment adviser is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed under this agreement if such reimbursements do not cause the Fund's total expenses to exceed existing expense limitations.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years
  Primary A Shares           $143       $443

[GRAPHIC]
             About the sub-adviser


             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BA Advisors is the Master Portfolio's investment adviser, and Brandes is its sub-adviser. Brandes' Large Cap Investment Committee makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Brandes on page 149.

[GRAPHIC]
             What is the Graham and Dodd
             approach to investing?


             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term
              -- or intrinsic -- value of a company based on measurable data.
             Benjamin Graham and David Dodd have never had any affiliation with the Fund.

             The management team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

 Nations International Value Fund

[GRAPHIC]
        Investment objective
        The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.


[GRAPHIC]
        Principal investment strategies
        The Fund invests all of its assets in Nations International Value Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Master Portfolio typically invests in at least three countries other than the United States at any one time.


 The Master Portfolio primarily invests in equity securities, either directly or indirectly through closed-end investment companies and depositary receipts.



 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Master Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.


 The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.


 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
             Limits on investments


             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:


              o The Fund will normally invest no more than 5% of its assets in a single security.

              o It may not invest more than the greater of:

                o 20% of its assets in a single country or industry, or

                o 150% of the weighting of a single country or industry in the
                  MSCI EAFE Index (limited to less than 25% of its assets in a single industry, other than U.S. government securities).

              o It generally may not invest more than 20% of its assets in emerging markets or developing countries.


[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.




[GRAPHIC]
        Risks and other things to consider
        Nations International Value Fund has the following risks:

        o Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

        o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

        o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

        o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             For information about the performance of other international accounts managed by Brandes, see How the Funds are managed.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

              1996    1997    1998    1999    2000
              15.35%  21.01%  11.60%  52.65%  3.20%

              *Year-to-date return as of June 30, 2001: -6.84%


        Best and worst quarterly returns during this period


      Best: 4th quarter 1999:       24.31%
      Worst: 3rd quarter 1998:      -16.57%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment.

                                                     Since
                       1 year       5 years        inception*

  Primary A Shares       3.20%      19.67%           19.50%
  MSCI EAFE Index      -14.17%       7.13%            7.13%

        *The inception date of Primary A Shares is December 27, 1995. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                  Primary A
        (Fees paid directly from your investment)           Shares
        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                      0.90%
        Other expenses                                       0.33%
                                                             ----
        Total annual Fund operating expenses                 1.23%
                                                             ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                     1 year     3 years     5 years     10 years
  Primary A Shares     $125       $390        $676        $1,489

[GRAPHIC]
             About the sub-advisers


             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BA Advisors is the Master Portfolio's investment adviser. The Master Portfolio is a "multi-manager" fund, which means that it's managed by more than one sub-adviser. Gartmore Global Partners (Gartmore), INVESCO Global Asset Management (N.A.), Inc. (INVESCO) and Putnam Investment Management LLC (Putnam) each manage approximately one-third of the assets of the Master Portfolio. Gartmore's Global Equities Portfolio Construction Team, INVESCO's International Equity Portfolio Management Team and Putnam's Core International Equity Group make the day-to-day investment decisions for their portions of the Master Portfolio.


[GRAPHIC]
               You'll find more about
               Gartmore and INVESCO
               on page 153, and Putnam
               on page 154.

[GRAPHIC]
             Why invest in an
             international stock fund?


             International stock funds invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the United States. Investing internationally also involves special risks not associated with investing in the U.S. stock market.

 Nations International Equity Fund


[GRAPHIC]
        Investment objective
        The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.


[GRAPHIC]
        Principal investment strategies
        The Fund invests all of its assets in Nations International Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.


 The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

 The Master Portfolio is a "multi-manager" fund. It has three different investment managers. Each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

  o Gartmore combines "top-down" allocation among regions around the world with a stock selection process that focuses on investing in securities when growth is likely to be higher, or sustained longer, than other investors expect.

  o INVESCO uses a "bottom-up" approach, and favors well-established companies with above average financial strength and sustainable growth.

  o Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom-up" stock selection with "top-down" country allocation.

 The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

 A manager may sell a security when its price reaches the target set by the manager, when the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.



[GRAPHIC]
        Risks and other things to consider
        Nations International Equity Fund has the following risks:

        o Investment strategy risk - The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

        o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

        o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Futures risk - This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

        1992    1993    1994   1995   1996   1997   1998    1999    2000
        -8.57%  27.21%  2.60%  8.45%  8.47%  1.27%  16.46%  39.49%  -15.13%

              *Year-to-date return as of June 30, 2001: -13.75%


        Best and worst quarterly returns during this period


  Best: 4th quarter 1999:             28.59%
  Worst: 3rd quarter 1998:            -13.94%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment.

                                                     Since
                        1 year        5 years      inception*

  Primary A Shares      -15.13%        8.66%        8.18%
  MSCI EAFE Index       -14.17%        7.13%        8.35%

        *The inception date of Primary A Shares is December 2, 1991. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                           Primary A
(Fees paid directly from your investment)                   Shares

        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                      0.80%
        Other expenses                                       0.35%
                                                             ----
        Total annual Fund operating expenses                 1.15%
                                                             ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                      1 year     3 years     5 years     10 years
  Primary A Shares     $117       $365        $633        $1,398

[GRAPHIC]
             About the sub-adviser


             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.


             BA Advisors is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. James Gendelman is the portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.


[GRAPHIC]
               You'll find more about
               Marsico Capital and James Gendelman on page 147.

[GRAPHIC]
             What is an international fund?


             International stock funds invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the United States.

 Nations Marsico International Opportunities Fund


[GRAPHIC]
        Investment objective
        The Fund seeks long-term growth of capital.


[GRAPHIC]
        Principal investment strategies
        The Fund invests all of its assets in Nations Marsico International Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends observed.

 Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

 As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit it to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.





[GRAPHIC]
        Risks and other things to consider
        Nations Marsico International Opportunities Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

        o Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

        o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
        A look at the Fund's performance
        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.



[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                  Primary A
(Fees paid directly from your investment)                          Shares

        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                           0.80%
        Other expenses                                            5.46%
                                                                ------
        Total annual Fund operating expenses                      6.26%
        Fee waivers and/or reimbursements                        (4.76)%
        Total net expenses(3)                                     1.50%
                                                                ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

        (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                      1 year     3 years     5 years     10 years
  Primary A Shares     $153       $1,432      $2,680      $5,663

[GRAPHIC]
             About the sub-adviser


             Gartmore is this Fund's sub-adviser. Christopher Palmer, CFA, a senior investment manager on the Gartmore Emerging Markets Team, makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               Gartmore on page 153.

[GRAPHIC]
             What's an emerging market?


             This Fund considers a country to
             be an emerging market if:

               o the International Finance Corporation has defined it as an emerging market,

               o it has a low-to-middle income economy according to the World
                 Bank, or

               o it's listed as developing in World Bank publications.


             There are over 25 countries that currently qualify as emerging markets, including Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

 Nations Emerging Markets Fund


[GRAPHIC]
        Investment objective
        The Fund seeks long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East and India.



[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in companies in emerging markets or developing countries. The Fund intends to invest in securities of companies in at least three of these countries at any one time.


 The Fund normally invests in common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts.


 The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The portfolio manager looks for emerging markets that are believed to have the potential for strong economic growth, and tries to avoid emerging markets that might be politically or economically risky.


 The portfolio manager starts with approximately 800 companies in the most promising markets, and:

  o uses fundamental research to select stocks, looking at earnings growth, financial resources, marketability, and other factors

  o visits companies to confirm the corporate and industry factors that led to a stock's selection as a potential investment

  o regularly reviews the Fund's investments to determine whether companies are meeting expected return targets and whether their fundamental financial health has changed


 The portfolio manager may sell a security when its price reaches the target set by the portfolio manager, when there is a deterioration in the growth prospects of the company or its industry, when the portfolio manager believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.





[GRAPHIC]
        Risks and other things to consider
        Nations Emerging Markets Fund has the following risks:

        o Investment strategy risk - The portfolio manager invests in securities of companies in emerging markets, which have high growth potential, but can be more volatile than securities in more developed markets. There is a risk that the value of these investments will not rise as high as the portfolio manager expects, or will fall.

        o Foreign investment risk - Because the Fund invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

        o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Futures risk - This Fund may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

        o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

              1996   1997    1998     1999    2000
              8.73%  -2.99%  -25.58%  96.74%  -35.11%

              *Year-to-date return as of June 30, 2001: 0.05%


        Best and worst quarterly returns during this period


  Best: 4th quarter 1999:     48.13%
  Worst: 3rd quarter 1998:   -24.17%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P/IFC Investables Index, an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization and is not available for investment.

                                                            Since
                                 1 year       5 years     inception*

  Primary A Shares               -35.11%        0.04%        -0.36%
  S&P/IFC Investables Index      -30.28%       -3.25%        -3.19%

        *The inception date of Primary A Shares is June 30, 1995. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                           Primary A
(Fees paid directly from your investment)                   Shares

        Maximum sales charge (load) imposed on purchases     none
        Maximum deferred sales charge (load)                 none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                      1.00%
        Other expenses                                       0.82%
                                                             ----
        Total annual Fund operating expenses                 1.82%
                                                             ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year     3 years     5 years     10 years
  Primary A Shares     $185       $573        $985        $2,137

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             What is an index fund?


             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.


             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations LargeCap Index Fund


[GRAPHIC]
        Investment objective
        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).


[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.


 The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P 500, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500, subject to certain restrictions.

 The Fund tries to achieve a correlation of 0.95 with the S&P 500 on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 is affected by transaction costs and other expenses, changes in the composition of the S&P 500, changes in the number of shares issued by the companies represented in the S&P 500, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.





[GRAPHIC]
        Risks and other things to consider
        Nations LargeCap Index Fund has the following risks:

        o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

            1994   1995    1996    1997    1998    1999    2000
            0.99%  37.02%  22.63%  32.70%  28.39%  20.66%  -9.37%

              *Year-to-date return as of June 30, 2001: -6.86%



        Best and worst quarterly returns during this period


  Best: 4th quarter 1998:             21.13%
  Worst: 3rd quarter 1998:            -9.84%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                     Since
                        1 year        5 years      inception*

  Primary A Shares       -9.37%       17.97%        17.87%
  S&P 500                -9.10%       18.33%        18.21%

        *The inception date of Primary A Shares is December 15, 1993. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares

        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.28%
                                                               ------
        Total annual Fund operating expenses                     0.68%
        Fee waivers and/or reimbursements                       (0.33)%
                                                               ------
        Total net expenses(2)                                    0.35%
                                                               ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                      1 year     3 years     5 years     10 years
  Primary A Shares     $36        $184        $346        $815

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             What is an index fund?


             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.


             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations MidCap Index Fund


[GRAPHIC]
        Investment objective
        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's MidCap 400 Stock Price Index (S&P MidCap 400).



[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity and industry representation. The index is not available for investment.


 The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Different common stocks have different weightings in the S&P MidCap 400, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400.


 The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400, changes in the number of shares issued by the companies represented in the S&P MidCap 400, and by the timing and amount of shareholder purchases and redemptions, among other things.


 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.


 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the team believes the stock is not liquid enough, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.





[GRAPHIC]
        Risks and other things to consider
        Nations MidCap Index Fund has the following risks:

        o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400. The value of the Fund will rise and fall with the performance of the S&P MidCap 400.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

        o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.



[GRAPHIC]
        A look at the Fund's performance
        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(Fees paid directly from your investment)                   Primary A Shares

        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.35%
                                                               ------
        Total annual Fund operating expenses                     0.75%
        Fee waivers and/or reimbursements                       (0.40)%
                                                               ------
        Total net expenses(2)                                    0.35%
                                                               ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                      1 year     3 years     5 years     10 years
  Primary A Shares     $36        $200        $377        $893

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             What is an index fund?


             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.


             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations SmallCap Index Fund


[GRAPHIC]
        Investment objective
        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600).



[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P SmallCap 600. The S&P SmallCap 600 is an unmanaged market capitalization index consisting of 600 common stocks that capture the economic and industry characteristics of small company stock performance. It is not available for investment.


 The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Different common stocks have different weightings in the S&P SmallCap 600, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600.


 The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600, changes in the number of shares issued by the companies represented in the S&P SmallCap 600, and by the timing and amount of shareholder purchases and redemptions, among other things.


 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.


 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.





[GRAPHIC]
        Risks and other things to consider
        Nations SmallCap Index Fund has the following risks:

        o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

        o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Prior to May 12, 2000, the Fund had a different investment objective and principal investment strategies.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

              1997    1998    1999   2000
              27.97%  -1.65%  5.47%  9.47%

              *Year-to-date return as of June 30, 2001: 5.96%


        Best and worst quarterly returns during this period



  Best: 2nd quarter 1997:             17.64%
  Worst: 3rd quarter 1998:           -20.83%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P SmallCap 600, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 is not available for investment.

                                            Since
                              1 year      inception*

  Primary A Shares            9.47%        10.09%
  S&P SmallCap 600           11.80%        12.44%

        *The inception date of Primary A Shares is October 15, 1996. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                 Primary A
(Fees paid directly from your investment)                         Shares

        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.39%
                                                               ------
        Total annual Fund operating expenses                     0.79%
        Fee waivers and/or reimbursements                       (0.39)%
                                                               ------
        Total net expenses(2)                                    0.40%
                                                               ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                      1 year     3 years     5 years     10 years
  Primary A Shares     $41        $213        $400        $942

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             What is a managed index fund?


             A managed index fund is designed to deliver the industry and risk characteristics of its benchmark with the benefits of relatively low costs and active investment management.


             With a managed index fund, the team may take advantage of individual asset selection from a variety of instruments that are expected to generate returns in excess of the S&P 500.


             There is no assurance that active management will result in a higher return than the index.

 Nations Managed Index Fund


[GRAPHIC]
        Investment objective
        The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).



[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500, convertible securities that are convertible into stocks included in that index, and other derivatives whose economic returns are, by design, closely equivalent to the returns of the S&P 500 or its components. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.


 The team tries to maintain a portfolio that matches the industry and risk characteristics of the S&P 500. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index, and may hold securities that are not in the index.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 In selecting investments for the Fund, the team uses quantitative analysis to evaluate the attractiveness of each potential investment. The team may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.


 The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the S&P 500 and/or reducing portfolio volatility relative to the S&P 500.


 In addition, the team believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.


 The team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other important information and in the SAI.




 The team uses various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

  o may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.


 The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, and for other reasons.



[GRAPHIC]
        Risks and other things to consider
        Nations Managed Index Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have the potential for higher total returns than the S&P 500. There is a risk that the returns of these investments will not exceed those of the S&P 500, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Futures risk - This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

        o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

              1997    1998    1999    2000
              33.46%  26.64%  17.70%  -10.86%

              *Year-to-date return as of June 30, 2001: -5.33%



        Best and worst quarterly returns during this period


  Best: 4th quarter 1998:             20.98%
  Worst: 3rd quarter 1998:           -10.62%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                             Since
                              1 year       inception*

  Primary A Shares            -10.86%       17.96%
  S&P 500                      -9.10%       19.60%

        *The inception date of Primary A Shares is July 31, 1996. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares

        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.29%
                                                               ------
        Total annual Fund operating expenses                     0.69%
        Fee waivers and/or reimbursements                       (0.19)%
                                                               ------
        Total net expenses(2)                                    0.50%
                                                               ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                      1 year     3 years     5 years     10 years
  Primary A Shares     $51        $202        $365        $841

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             Corporate fixed-income securities


             This Fund focuses on fixed income securities issued by corporations. Corporate fixed income securities have the potential to pay higher income than U.S. Treasury securities with similar maturities.



[GRAPHIC]
             Duration


             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Short-Term Income Fund


[GRAPHIC]
        Investment objective
        The Fund seeks high current income consistent with minimal fluctuations of principal.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its total assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

 The Fund may invest in:

  o corporate debt securities, including bonds, notes and debentures

  o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  o asset-backed securities

  o U.S. government obligations

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be three years or less, and its duration will be three years or less.

 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities; asset-backed securities and corporate securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.



[GRAPHIC]
        Risks and other things to consider
        Nations Short-Term Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.



[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

            1993   1994    1995    1996   1997   1998   1999   2000
            7.55%  -0.27%  11.27%  4.89%  6.03%  6.30%  3.22%  7.17%

              *Year-to-date return as of June 30, 2001: 4.33%



        Best and worst quarterly returns during this period


  Best: 2nd quarter 1995:             3.49%
  Worst: 1st quarter 1994:           -0.94%


[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. All dividends are reinvested. The index is not available for investment.

                                                                            Since
                                                  1 year      5 years     inception*
        Primary A Shares                          7.17%        5.51%       5.47%
        Merrill Lynch 1-3 Year Treasury Index     7.99%        5.92%       5.64%

        *The inception date of Primary A Shares is September 30, 1992. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                               Primary A
(Fees paid directly from your investment)                       Shares

        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.30%
        Other expenses                                           0.31%
                                                               ------
        Total annual Fund operating expenses                     0.61%
        Fee waivers and/or reimbursements                       (0.10)%
                                                               ------
        Total net expenses(2)                                    0.51%
                                                               ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.




[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                      1 year     3 years     5 years     10 years
  Primary A Shares     $52        $185        $330        $753

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             U.S. government securities


             This Fund invests most of its assets in securities that are U.S. government issued or guaranteed. This means the Fund is generally not subject to credit risk, but it could earn less income than funds that invest in other kinds of fixed income securities.



[GRAPHIC]
             Duration


             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Short-Intermediate Government Fund


[GRAPHIC]
        Investment objective
        The Fund seeks high current income consistent with modest fluctuation of principal.



[GRAPHIC]
        Principal investment strategies
        The Fund invests most of its assets in U.S. government obligations and repurchase agreements relating to these obligations. It may invest in mortgage-related securities issued or backed by the U.S. government, its agencies or instrumentalities, or corporations.


 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.


 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S Treasury securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.



[GRAPHIC]
        Risks and other things to consider
        Nations Short-Intermediate Government Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

        1992   1993   1994    1995    1996   1997   1998   1999   2000
        5.78%  8.02%  -2.41%  12.44%  3.19%  7.25%  6.60%  0.43%  9.56%

              *Year-to-date return as of June 30, 2001: 3.26%



        Best and worst quarterly returns during this period


  Best: 2nd quarter 1992:             4.46%
  Worst: 1st quarter 1994:           -1.74%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Government Bond Index, an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. The index is not available for investment.

                                                                    Since
                                          1 year      5 years     inception*

        Primary A Shares                   9.56%       5.35%       6.30%
        Lehman Intermediate Government
         Bond Index                       10.47%       6.19%       7.09%

        *The inception date of Primary A Shares is August 1, 1991. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                             Primary A
(Fees paid directly from your investment)                     Shares

        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.30%
        Other expenses                                         0.29%
                                                               ----
        Total annual Fund operating expenses                   0.59%
                                                               ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                      1 year     3 years     5 years     10 years
  Primary A Shares     $60        $189        $329        $738

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             Mortgage-backed securities


             This Fund invests in mortgage-backed securities. Mortgage-backed securities tend to pay higher income than U.S. Treasury bonds and other government-backed bonds with similar maturities, but also have specific risks associated with them. They pay a monthly amount that includes a portion of the principal on the underlying mortgages, as well as interest.

 Nations Government Securities Fund


[GRAPHIC]
        Investment objective
        The Fund seeks high current income consistent with moderate fluctuation of principal.


[GRAPHIC]
        Principal investment strategies
        This Fund normally invests at least 65% of its assets in U.S. government obligations and repurchase agreements secured by these securities.


 It may also invest in the following securities rated investment grade at the time of investment:

  o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  o asset-backed securities or municipal securities

  o corporate debt securities, including bonds, notes and debentures


 The Fund may also engage in reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.


 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Government Securities Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

        o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             The information about the performance for the period prior to June 8, 2001, reflects performance information for a predecessor fund which was reorganized into the Fund on June 8, 2001. The predecessor fund had an identical investment objective and principal investment strategies.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


        1992   1993   1994    1995    1996   1997   1998   1999    2000
        5.41%  7.67%  -5.11%  15.28%  2.53%  8.55%  8.43%  -2.95%  12.13%

              *Year-to-date return as of June 30, 2001: 2.32%


        Best and worst quarterly returns during this period


  Best: 1st quarter 1995:             4.97%
  Worst: 1st quarter 1994:           -3.01%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. The index is not available for investment.


                                                                    Since
                                          1 year      5 years     inception*

        Primary A Shares                 12.13%        5.60%       6.37%
        Lehman Government Bond Index     13.24%        6.49%       7.89%

        *The inception date of Primary A Shares is April 11, 1991. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                                Primary A
(Fees paid directly from your investment)                        Shares

        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.50%
        Other expenses                                           0.37%
                                                               ------
        Total annual Fund operating expenses                     0.87%
        Fee waivers and/or reimbursements                       (0.15)%
                                                               ------
        Total net expenses(2)                                    0.72%
                                                               ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                      1 year     3 years     5 years     10 years
  Primary A Shares     $74        $263        $468        $1,059

[GRAPHIC]
             About the sub-adviser


             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BA Advisors is the Master Portfolio's investment adviser, and BACAP is its sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Master Portfolio.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             Intermediate-term securities


             The team focuses on fixed income securities with intermediate terms. While these securities generally won't earn as much income as securities with longer terms, they tend to be less sensitive to changes in interest rates.
[GRAPHIC]
             Duration


             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Intermediate Bond Fund


[GRAPHIC]
        Investment objective
        The Fund seeks to obtain interest income and capital appreciation.


[GRAPHIC]
        Principal investment strategies
        The Fund invests all of its assets in Nations Intermediate Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
 (CMOs), that are backed by the U.S government, its agencies or instrumentalities, or corporations.


 The Master Portfolio can invest up to 10% of its assets in high yield debt securities.


 The Master Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Master Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Master Portfolio may invest in private placements to seek to enhance its yield.


 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years. Its duration generally will be the same as the Lehman Intermediate Government/Corporate Bond Index.


 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Master Portfolio's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Master Portfolio's investments in securities of many different issuers


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.



[GRAPHIC]
        Risks and other things to consider
        Nations Intermediate Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses for the Master Portfolio will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Master Portfolio invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Investment in other Nations Funds - The Master Portfolio may pursue its high yield and foreign securities strategies by investing in High Yield Portfolio and International Bond Portfolio, respectively, rather than directly in high yield and foreign securities. High Yield Portfolio and International Bond Portfolio are registered investment companies in the Nations Funds Family whose interests are offered by private placements only. BA Advisors and its affiliates are entitled to receive fees from High Yield Portfolio and International Bond Portfolio for providing services in addition to the fees which they are entitled to receive from the Master Portfolio or Fund for services provided directly. BA Advisors and its affiliates may waive fees which they are entitled to receive from either Portfolio.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

              2000
              8.18%

              *Year-to-date return as of June 30, 2001: 3.65%



        Best and worst quarterly returns during this period


  Best: 3rd quarter 2000:            2.80%
  Worst: 1st quarter 2000:           0.88%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Government/Corporate Bond Index, an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. The index is not available for investment.

                                                                   Since
                                                     1 year      inception*

        Primary A Shares                             8.18%         5.26%
        Lehman Intermediate Government/Corporate
         Bond Index                                 10.12%         6.98%

        *The inception date of Primary A Shares is May 21, 1999. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                              Primary A
(Fees paid directly from your investment)                      Shares

        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                         0.40%
        Other expenses                                          0.41%
                                                                ----
        Total annual Fund operating expenses(3)                 0.81%
                                                                ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.


        (3)The Fund's Investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the level shown above until July 31, 2002. There is no guarantee that this limitation will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                      1 year     3 years     5 years     10 years
  Primary A Shares     $83        $259        $450        $1,002

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             More investment opportunities


             This Fund can invest in a wide range of fixed income securities. This allows the team to focus on securities that offer the potential for higher returns.

 Nations Bond Fund


[GRAPHIC]
        Investment objective
        The Fund seeks total return by investing in investment grade fixed income securities.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

 The Fund may invest in:

  o corporate debt securities, including bonds, notes and debentures

  o U.S. government obligations

  o foreign debt securities denominated in U.S. dollars

  o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

  o asset-backed securities

  o municipal securities

 The Fund may invest up to 10% of its total assets in high yield debt securities.
 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.
 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.



[GRAPHIC]
        Risks and other things to consider
        Nations Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Investment in other Nations Funds - The Fund may pursue its high yield and foreign securities strategies by investing in High Yield Portfolio and International Bond Portfolio, respectively, rather than directly in high yield and foreign securities. High Yield Portfolio and International Bond Portfolio are registered investment companies in the Nations Funds Family whose interests are offered by private placements only. BA Advisors and its affiliates are entitled to receive fees from High Yield Portfolio and International Bond Portfolio for providing services in addition to the fees which they are entitled to receive from Nations Bond Fund for services provided directly. BA Advisors and its affiliates may waive fees which they are entitled to receive from either Portfolio.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

           1993    1994    1995    1996   1997   1998   1999    2000
           10.78%  -3.32%  17.28%  2.12%  8.48%  7.16%  -1.24%  10.10%

              *Year-to-date return as of June 30, 2001: 3.32%



        Best and worst quarterly returns during this period


  Best: 2nd quarter 1995:             5.95%
  Worst: 1st quarter 1994:           -2.81%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Aggregate Bond Index, an index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. The indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. The indices are not available for investment.

                                                                   Since
                                         1 year      5 years     inception*

        Primary A Shares                 10.10%       5.24%       6.29%
        Lehman Aggregate Bond Index      11.63%       6.46%       7.12%

        *The inception date of Primary A Shares is October 30, 1992. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                             Primary A
(Fees paid directly from your investment)                     Shares

        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.40%
        Other expenses                                         0.27%
                                                               ----
        Total annual Fund operating expenses                   0.67%
                                                               ====

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year     3 years     5 years     10 years
  Primary A Shares     $68        $214        $373        $835

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             Multi-sector approach


             The Fund follows a multi-sector approach in order to pursue high income while seeking to control volatility. To try to accomplish this, the Fund is diversified broadly in three sectors of the market - U.S. government, foreign and lower-rated corporate bonds. This diversification is thought to be critical in managing the exchange-rate uncertainties of foreign bonds and the special credit risks of lower-rated bonds.

 Nations Strategic Income Fund

[GRAPHIC]
        Investment objective
        The Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in investment grade debt securities.

 The Fund may invest in:

  o corporate debt securities

  o U.S. government obligations

  o foreign debt securities denominated in U.S. dollars or foreign currencies

  o mortgage-related securities issued by governments and non-government issuers

  o asset-backed securities

 The Fund may invest up to 35% of its assets in lower-quality fixed income securities ("junk bonds" or "high yield bonds") rated "Ba" or "B" or better by Moody's Investors Services, Inc. (Moody's) or "BB" or "B" by Standard & Poor's Corporation (S&P). The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Fund may also invest in other registered investment companies.

 The Fund will limit its investments in foreign securities to one-third of its total assets. The Fund may engage in forward foreign currency contracts, reverse repurchase agreements and forward purchase agreements to seek to protect against movements in the value of foreign currencies in which its foreign securities may be denominated.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements primarily used to seek to enhance returns and manage liquidity. These investments will generally be short-term in nature. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may also invest in private placements to seek to enhance its yield.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than five years.

 When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations and U.S. corporate securities, including high yield corporate bonds. The allocation is structured to provide the potential for the best return, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.




[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Strategic Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Foreign investment risk - Because the Fund may invest up to one-third of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. The Fund's use of forward foreign currency contracts to seek to protect against movements in the value of foreign currencies may not eliminate the risk that the Fund will be adversely affected by changes in foreign currencies. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

        o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Investment in other Nations Funds - The Fund may pursue its high yield and foreign securities strategies by investing in High Yield Portfolio and International Bond Portfolio, respectively, rather than directly in high yield and foreign securities. High Yield Portfolio and International Bond Portfolio are registered investment companies in the Nations Funds Family whose interests are offered by private placements only. BA Advisors and its affiliates are entitled to receive fees from High Yield Portfolio and International Bond Portfolio for providing services in addition to the fees which they are entitled to receive from Nations Strategic Income Fund for services provided directly. BA Advisors and its affiliates may waive fees which they are entitled to receive from either Portfolio.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

           1993    1994    1995    1996   1997   1998   1999    2000
           15.68%  -2.52%  20.91%  2.46%  8.59%  7.53%  -2.59%  8.03%

              *Year-to-date return as of June 30, 2001: 3.33%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1995:             7.48%
  Worst: 1st quarter 1996:            -3.18%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Aggregate Bond Index, an index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. The indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. The indices are not available for investment.

                                                                   Since
                                         1 year      5 years     inception*

        Primary A Shares                 8.03%        4.72%       7.13%
        Lehman Aggregate Bond Index     11.63%        6.46%       7.12%

        *The inception date of Primary A Shares is October 30, 1992. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)                Shares

        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.50%
        Other expenses                                           0.33%
                                                               ------
        Total annual Fund operating expenses                     0.83%
        Fee waivers and/or reimbursements                       (0.10)%
                                                               ------
        Total net expenses(2)                                    0.73%
                                                               ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                      1 year     3 years     5 years     10 years
  Primary A Shares     $75        $255        $451        $1,016

[GRAPHIC]
             About the sub-adviser


             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.


             BA Advisors is the Master Portfolio's investment adviser, and MacKay Shields LLC (MacKay Shields) is its sub-adviser. MacKay Shields' High Yield Portfolio Management Team makes the day-to-day investment decisions for the Master Portfolio.


[GRAPHIC]
               You'll find more about
               MacKay Shields and
               its High Yield Portfolio Management Team on page 154.

[GRAPHIC]
             High yield debt securities


             This Fund invests primarily in high yield debt securities, which are often referred to as "junk bonds." High yield debt securities offer the potential for higher income than other kinds of debt securities with similar maturities, but they also have higher credit risk.

     Nations High Yield Bond Fund


[GRAPHIC]
        Investment objective
        The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.



[GRAPHIC]
        Principal investment strategies
        The Fund invests all of its assets in Nations High Yield Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.


 The Master Portfolio normally invests at least 65% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "Ba" or "B" by Moody's Investor Services, Inc. or "BB" or "B" by Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CSFB Global High Yield Index.


 The Master Portfolio invests primarily in:

  o Domestic corporate high yield debt securities, including private placements

  o U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  o Zero-coupon bonds

  o U.S. government obligations

  o Equity securities (up to 25% of its assets), which may include convertible securities


 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 When selecting investments for the portfolio, the team:

  o focuses on individual security selection ("bottom-up" analysis)

  o uses fundamental credit analysis

  o emphasizes current income while attempting to minimize risk to principal

  o seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  o tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers


 The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.




[GRAPHIC]
        Risks and other things to consider
        Nations High Yield Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Credit risk - The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Liquidity risk - There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

        o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.



[GRAPHIC]

             For information about the performance of other high yield accounts managed by MacKay Shields, see How the Funds are Managed.

[GRAPHIC]
        A look at the Fund's performance
        Because the Fund has not been in operation for a full calendar year, no performance information is included in this prospectus.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)               Shares

        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)(2)
        Management fees                                           0.55%
        Other expenses                                            0.89%
                                                                ------
        Total annual Fund operating expenses                      1.44%
        Fee waivers and/or reimbursements                        (0.51)%
                                                                ------
        Total net expenses(3)                                     0.93%
                                                                ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.


        (3)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                        1 year     3 years     5 years     10 years
  Primary A Shares       $95        $405        $738        $1,680

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             Lowest risk, lowest
             income potential


             This Fund has the lowest risk of the Nations Funds Municipal Bond Funds because it has a duration of less than three years. Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.


             This means the Fund's value tends to change less when interest rates change, but it could also earn less income than funds with longer durations.

 Nations Short-Term Municipal Income Fund


[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.



[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in municipal high yield securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be less than three years, and its duration will be between 1.25 and 2.75 years.

 When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.



[GRAPHIC]
        Risks and other things to consider
        Nations Short-Term Municipal Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.



[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

              1994   1995   1996   1997   1998   1999   2000
              0.46%  8.26%  4.18%  4.73%  4.74%  2.43%  5.74%

              *Year-to-date return as of June 30, 2001: 3.09%


        Best and worst quarterly returns during this period



  Best: 1st quarter 1995:             2.90%
  Worst: 1st quarter 1994:            -0.91%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested. The index is not available for investment.

                                                                        Since
                                               1 year      5 years    inception*

        Primary A Shares                       5.74%        4.36%      4.35%
        Lehman 3-Year Municipal Bond Index     6.23%        4.65%      4.66%

        *The inception date of Primary A Shares is October 7, 1993. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                      Primary A
        (Fees paid directly from your investment)               Shares

        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.30%
        Other expenses                                           0.36%
                                                               ------
        Total annual Fund operating expenses                     0.66%
        Fee waivers and/or reimbursements                       (0.26)%
                                                               ------
        Total net expenses(2)                                    0.40%
                                                               ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                      1 year     3 years     5 years     10 years
  Primary A Shares     $41        $185        $342        $798

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             Moderate risk, moderate
             income potential



             This Fund has relatively moderate risk compared with the other Nations Funds Municipal Bond Funds because it has a duration of between three and six years. Duration is a measure used to estimate how much a Fund's share price will fluctuate in response to a change in interest rates.


             The Fund's value will tend to change more when interest rates change than the value of Nations Short-Term Municipal Income Fund, but it could also earn more income.


             Its value will change less when interest rates change than the value of Nations Municipal Income Fund, but it could also earn less income.

 Nations Intermediate Municipal Bond Fund


[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.


 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.


 The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

 When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers


 The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.


 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.





[GRAPHIC]
        Risks and other things to consider
        Nations Intermediate Municipal Bond Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.



[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

              1994    1995    1996   1997   1998   1999    2000
              -4.54%  14.76%  4.04%  7.36%  5.45%  -1.25%  8.16%

              *Year-to-date return as of June 30, 2001: 3.04%


        Best and worst quarterly returns during this period



  Best: 1st quarter 1995:             6.00%
  Worst: 1st quarter 1994:            -4.02%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturity of seven to eight years. All dividends are reinvested. The index is not available for investment.

                                                                        Since
                                               1 year      5 years    inception*

        Primary A Shares                       8.16%        4.70%      5.02%
        Lehman 7-Year Municipal Bond Index     9.09%        5.41%      5.69%

        *The inception date of Primary A Shares is July 30, 1993. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)               Shares

        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Other expenses                                           0.28%
                                                               ------
        Total annual Fund operating expenses                     0.68%
        Fee waivers and/or reimbursements                       (0.18)%
                                                               ------
        Total net expenses(2)                                    0.50%
                                                               ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                      1 year     3 years     5 years     10 years
  Primary A Shares     $51        $199        $361        $830

[GRAPHIC]
             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
               You'll find more about
               BACAP on page 146.

[GRAPHIC]
             Highest risk, highest
             income potential


             This Fund has the relatively highest risk of the Nations Funds Municipal Bond Funds because it has a duration of more than six years. Duration is a measure used to estimate how much a fund's portfolio will fluctuate in response to a change in interest rates.


             This means the Fund's value tends to change more when interest rates change, but it could also earn more income than the two Funds with shorter durations.

 Nations Municipal Income Fund


[GRAPHIC]
        Investment objective
        The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.


 The Fund may invest up to 10% of its total assets in municipal high yield debt securities

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

  o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

  o tries to manage risk by diversifying the Fund's investments in securities of many different issuers


 The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.



[GRAPHIC]
        Risks and other things to consider
        Nations Municipal Income Fund has the following risks:

        o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

        o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

        o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.



[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

            [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

        1992   1993    1994    1995    1996   1997   1998   1999    2000
        8.32%  13.51%  -7.44%  19.51%  4.71%  9.56%  6.00%  -4.09%  10.03%

              *Year-to-date return as of June 30, 2001: 2.82%



        Best and worst quarterly returns during this period


  Best: 1st quarter 1995:             8.01%
  Worst: 1st quarter 1994:            -6.61%



[GRAPHIC]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. The index is not available for investment.

                                                                   Since
                                         1 year      5 years     inception*

        Primary A Shares                10.03%        5.11%       6.88%
        Lehman Municipal Bond Index     11.68%        5.84%       7.24%

        *The inception date of Primary A Shares is February 1, 1991. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                       Primary A
        (Fees paid directly from your investment)               Shares

        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.50%
        Other expenses                                           0.29%
                                                               ------
        Total annual Fund operating expenses                     0.79%
        Fee waivers and/or reimbursements                       (0.19)%
                                                               ------
        Total net expenses(2)                                    0.60%
                                                               ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

          o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                      1 year     3 years     5 years     10 years
  Primary A Shares     $61        $233        $420        $960

[GRAPHIC]
         Other important information


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 7. The following are some other risks and information you should consider before you invest:

        o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

        o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

        o Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest up to 25% of their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

        o Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

        o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

        o Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

        o Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

        o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rates for Nations Classic Value Fund, Nations Financial Services Fund and Nations Global Value Fund are expected to be no more than 50%, 100% and 100%, respectively. You'll find the portfolio turnover rate for each other Fund in Financial highlights.

[GRAPHIC]
         How the Funds are managed





[GRAPHIC]
             Banc of America Advisors, LLC


             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BA Advisors is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.


 BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.


 Nations Funds pay BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.


 BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

 Annual investment advisory fee, as a % of average daily net assets

                                                        Maximum     Actual fee
                                                       advisory      paid last
                                                          fee       fiscal year

  Nations Convertible Securities Fund                   0.65%        0.65%
  Nations Asset Allocation Fund                         0.65%        0.63%
  Nations Equity Income Fund                            0.65%        0.54%
  Nations Classic Value Fund                            0.65%     ,   N/A
  Nations Value Fund                                    0.65%        0.65%
  Nations Blue Chip Fund(1)                             0.65%        0.65%
  Nations Strategic Growth Fund                         0.65%        0.65%
  Nations Marsico Growth & Income Fund(1)               0.75%        0.75%
  Nations Capital Growth Fund                           0.65%        0.65%
  Nations Aggressive Growth Fund                        0.65%        0.65%
  Nations Marsico Focused Equities Fund(1)              0.75%        0.75%
  Nations MidCap Growth Fund                            0.65%        0.65%
  Nations Marsico 21st Century Fund(1)                  0.75%         N/A
  Nations Small Company Fund                            0.90%        0.84%
  Nations Financial Services Fund                       0.75%         N/A
  Nations Global Value Fund                             0.90%         N/A
  Nations International Value Fund(1)                   0.90%        0.80%
  Nations International Equity Fund(1)                  0.80%        0.80%
  Nations Marsico International Opportunities Fund(1)   0.80%         N/A
  Nations Emerging Markets Fund                         1.00%        0.98%
  Nations LargeCap Index Fund                           0.40%        0.07%
  Nations MidCap Index Fund                             0.40%        0.10%
  Nations SmallCap Index Fund                           0.40%        0.02%
  Nations Managed Index Fund                            0.40%        0.21%
  Nations Short-Term Income Fund                        0.30%        0.20%
  Nations Short-Intermediate Government Fund            0.30%        0.30%
  Nations Government Securities Fund                    0.50%        0.40%
  Nations Intermediate Bond Fund(1)                     0.40%        0.40%
  Nations Bond Fund                                     0.40%        0.40%
  Nations Strategic Income Fund                         0.50%        0.39%
  Nations High Yield Bond Fund(1)                       0.55%        0.55%
  Nations Short-Term Municipal Income Fund              0.30%        0.06%
  Nations Intermediate Municipal Bond Fund              0.40%        0.24%
  Nations Municipal Income Fund                         0.50%        0.33%

 (1)These funds don't have their own investment adviser because they invest in Nations Blue Chip Master Portfolio, Nations Marsico Growth & Income Master Portfolio, Nations Marsico Focused Equities Master Portfolio, Nations Marsico 21st Century Master Portfolio, Nations International Value Master Portfolio, Nations International Equity Master Portfolio, Nations Marsico International Opportunities Master Portfolio, Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio, respectively. BA Advisors is the investment adviser to each Master Portfolio.

 Investment sub-advisers
 Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  o change, add or terminate one or more sub-advisers;

  o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  o materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[GRAPHIC]
             Banc of America
             Capital Management, LLC


             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, LLC
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.


 Currently managing more than $125 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 60 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.


 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.


Fund                                           BACAP Team
  Nations Convertible Securities Fund          Income Strategies Team
  Nations Asset Allocation Fund                Fixed Income Management Team
                                               for the fixed income and money market
                                               portions of the Fund
  Nations Equity Income Fund                   Income Strategies Team
  Nations Value Fund                           Value Strategies Team
  Nations Strategic Growth Fund                Growth Strategies Team
  Nations Capital Growth Fund                  Growth Strategies Team
  Nations Aggressive Growth Fund               Growth Strategies Team
  Nations MidCap Growth Fund                   Growth Strategies Team
  Nations Small Company Fund                   SmallCap Strategies Team
  Nations Financial Services Fund              Growth Strategies Team
  Nations LargeCap Index Fund                  Quantitative Strategies Team
  Nations MidCap Index Fund                    Quantitative Strategies Team
  Nations SmallCap Index Fund                  Quantitative Strategies Team
  Nations Managed Index Fund                   Quantitative Strategies Team
  Nations Short-Term Income Fund               Fixed Income Management Team
  Nations Short-Intermediate Government Fund   Fixed Income Management Team
  Nations Government Securities Fund           Fixed Income Management Team
  Nations Intermediate Bond Fund(1)            Fixed Income Management Team
  Nations Bond Fund                            Fixed Income Management Team
  Nations Strategic Income Fund                Fixed Income Management Team
  Nations Short-Term Municipal Income Fund     Municipal Fixed Income Management Team
  Nations Intermediate Municipal Bond Fund     Municipal Fixed Income Management Team
  Nations Municipal Income Fund                Municipal Fixed Income Management Team

 (1)Nations Intermediate Bond Fund doesn't have its own investment sub-adviser because it invests in Nations Intermediate Bond Master Portfolio. BACAP is the investment sub-adviser to the Master Portfolio.

[GRAPHIC]
             Marsico Capital
             Management, LLC


             1200 17th Street
             Suite 1300
             Denver, Colorado 80202

 Marsico Capital Management, LLC
 Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has over $13 billion in assets under management.


 Marsico Capital is the investment sub-adviser to:

  o Nations Marsico Growth & Income Master Portfolio

  o Nations Marsico Focused Equities Master Portfolio

  o Nations Marsico 21st Century Master Portfolio

  o Nations Marsico International Opportunities Master Portfolio


 Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Growth & Income Master Portfolio and Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.


 James A. Hillary is the portfolio manager of Nations Marsico 21st Century Master Portfolio. Mr. Hillary has eleven years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital Management. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a Bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.


 James G. Gendelman is the portfolio manager of Nations Marsico International Opportunities Master Portfolio. Prior to joining Marsico Capital in May, 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.


 Performance of other stock funds managed by Thomas Marsico
 Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund have been in operation since December 31, 1997, so they have a relatively short performance history. The tables below are designed to show you how similar stock funds managed by Thomas Marsico performed in the past.


 The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $6 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.



     Average annual total returns as of August 7, 1997



                                                 Janus Twenty
                                                   Fund (%)      S&P 500 (%)

  one year                                         48.21           46.41
  three years                                      32.07           30.63
  five years                                       20.02           20.98
  during the period of Mr. Marsico's management
  (January 31, 1988 to August 7, 1997)             23.38           18.20

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.


 The Janus Growth and Income Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Growth & Income Fund. Mr. Marsico managed the Janus Growth and Income Fund from its inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $1.7 billion in net assets on August 11, 1997.


 The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.



     Average annual total returns as of August 7, 1997


                                                      Janus
                                                    Growth and
                                                 Income Fund (%)     S&P 500 (%)

  one year                                         47.77               46.41
  three years                                      31.13               30.63
  five years                                       21.16               20.98
  during the period of Mr. Marsico's management
  (May 31, 1991 to August 7, 1997)                 21.19               18.59

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

[GRAPHIC]
             Chicago Equity Partners, LLC


             180 North LaSalle
             Suite 3800
             Chicago, Illinois 60601

 Chicago Equity Partners, LLC
 Chicago Equity is a registered investment adviser and is owned by the firm's senior management. Chicago Equity is the investment sub-adviser to Nations Blue Chip Master Portfolio, and is one of two sub-advisers to Nations Asset Allocation Fund.


 Chicago Equity's Equity Management Team is responsible for making the day-to-day investment decisions for Nations Blue Chip Master Portfolio and for the equity portion of Nations Asset Allocation Fund.



[GRAPHIC]
             Brandes Investment
             Partners, L.P.


             11988 El Camino Real
             Suite 500
             San Diego, California 92130

 Brandes Investment Partners, L.P.
 Founded in 1974, Brandes is an investment advisory firm with 56 investment professionals who manage more than $50 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.


 Brandes is the investment sub-adviser to Nations Classic Value Fund, Nations Global Value Fund and Nations International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Funds and the Master Portfolio.


 Performance of other international/global stock funds and accounts managed by Brandes
 Nations Classic Value Fund and Nations Global Value Fund commenced their operations on April 16, 2001. Nations International Value Master Portfolio (including its predecessors) has been in operation since December 27, 1995. The tables below are designed to show you how composites of similar equity accounts managed by Brandes performed over various periods in the past.


 The accounts comprising the Brandes U.S. Value Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Classic Value Fund. The Brandes U.S. Value Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Classic Value Fund.

 The table below shows the returns for the Brandes U.S. Value Equity composite compared with the Russell 1000 Value Index for the periods ending March 31, 2001 and December 31 of prior years. The returns of the Brandes U.S. Value Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Value Index assume all dividends and distributions have been reinvested.



     Average annual total returns as of March 31, 2001



                                  Brandes
                             U.S. Value Equity      Russell 1000
                               Composite (%)       Value Index (%)

  one year                      47.98%                 0.27%
  three years                    4.09%                 3.85%
  five years                    14.52%                14.24%
  since inception (6/30/91)     15.27%                15.65%

     Annual total returns as of December 31



              Brandes
         U.S. Value Equity      Russell 1000
           Composite (%)       Value Index (%)

  2000       34.46%                7.02%
  1999      (12.45)%               7.35%
  1998        1.69%               15.63%
  1997       32.99%               35.18%
  1996       29.47%               21.64%
  1995       20.98%               38.36%
  1994       (3.54)%              (1.98)%
  1993       24.00%               18.07%
  1992       23.40%               13.58%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards which differ from the method used by the SEC.


 The Brandes composite includes U.S. equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.


 The accounts comprising the Brandes Global Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Global Value Fund. The Brandes Global Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Global Value Fund.

 The table below shows the returns for the Brandes Global Equity composite compared with the MSCI World Index for the periods ending March 31, 2001 and December 31 of prior years. The returns of the Brandes Global Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the MSCI World Index assume all dividends and distributions have been reinvested.


     Average annual total returns as of March 31, 2001

               Brandes Global Equity      MSCI World
                   Composite (%)           Index (%)

  one year        23.32%                    (25.10)%
  three years     12.05%                      0.93%
  five years      19.48%                      8.21%
  ten years       18.58%                      9.37%


     Annual total returns as of December 31

         Brandes Global Equity      MSCI World
             Composite (%)           Index (%)

  2000       23.16%                  (13.18)%
  1999       20.92%                   24.93%
  1998       13.08%                   24.34%
  1997       28.14%                   15.76%
  1996       22.38%                   13.48%
  1995       20.81%                   20.72%
  1994       (2.34)%                  (5.08)%
  1993       39.71%                   22.50%
  1992       12.23%                   (5.23)%
  1991       37.07%                   18.29%
  1990      (11.79)%                 (17.02)%
  1989       13.04%                   16.61%
  1988       26.02%                   23.29%
  1987       (2.57)%                  16.16%
  1986       20.77%                   41.89%
  1985       35.55%                   40.57%
  1984        7.09%                    4.72%
  1983       39.91%                   21.93%
  1982       29.86%                    9.71%
  1981       13.56%                   (4.78)%
  1980       34.28%                   25.67%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards which differ from the method used by the SEC.

 The Brandes composite includes global equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

 The fund and the accounts comprising the Brandes composite's investment objective, policies and strategies are substantially similar to Nations International Value Master Portfolio.


 The table below shows the returns for the Brandes composite compared with the MSCI EAFE Index for the periods ending December 31, 2000. The returns of the Brandes composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested.



     Average annual total returns as of December 31, 2000


                   Brandes          MSCI EAFE
                Composite (%)       Index (%)

  one year         2.80%            (14.17)%
  three years     22.03%              9.35%
  five years      20.47%              7.13%
  ten years       19.38%              6.42%

     Annual total returns as of December 31


            Brandes          MSCI EAFE
         Composite (%)       Index (%)

  2000       2.80%           (14.17)%
  1999      53.67%            26.96%
  1998      15.03%            20.33%
  1997      20.05%             1.78%
  1996      16.34%             6.05%
  1995      13.75%            11.21%
  1994      (2.98)%            7.78%
  1993      40.86%            32.56%
  1992       6.28%           (12.17)%
  1991      40.17%            12.13%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.


 The Brandes composite includes Brandes International Equity Fund (since 1995) and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

[GRAPHIC]
             Gartmore Global Partners


             Gartmore House
             8 Fenchurch Place
             London EC3M 4PH, England

 Gartmore Global Partners
 Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $991 million in assets.


 Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company.


 Gartmore generally follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.


 Gartmore is co-investment sub-adviser to:

  o Nations International Equity Master Portfolio


 Gartmore is the investment sub-adviser to:

  o Nations Emerging Markets Fund


 Gartmore's Global Equities Portfolio Construction Team is responsible for the day-to-day investment decisions for its portion of the Master Portfolio.


 Christopher Palmer has been responsible since August 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore in 1995 and is a senior investment manager on the Gartmore Emerging Markets Team. Before he joined Gartmore, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.



[GRAPHIC]
             INVESCO Global Asset
             Management (N.A.), Inc.


             1360 Peachtree Street, N.E.
             Atlanta, Georgia 30309

 INVESCO Global Asset Management (N.A.), Inc.
 INVESCO Global is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London.


 INVESCO Global is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

[GRAPHIC]
             Putnam Investment
             Management LLC


             One Post Office Square
             Boston, Massachusetts 02109

 Putnam Investment Management LLC
 Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., which, except for shares held by employees, is owned by Marsh & McLennan Companies.


 Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.



[GRAPHIC]
             MacKay Shields LLC


             9 West 57th Street
             New York, New York 10019

 MacKay Shields LLC
 Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $30 billion in assets, including over $6 billion in high yield assets.


 MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.


 Prior Performance of other high yield accounts managed by MacKay Shields Nations High Yield Bond Fund commenced its operations on February 14, 2000. The table below is designed to show you how a composite of similar high yield accounts managed by MacKay Shields performed over various time periods in the past.


 The accounts comprising the MacKay Shields composite have investment objectives, policies and strategies that are substantially similar to those of Nations High Yield Bond Master Portfolio.


 The table below shows the returns for the MacKay Shields composite compared with the CSFB Global High Yield Index for the periods ending December 31, 2000. The returns of the MacKay Shields composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested.


     Average annual total returns as of December 31, 2000

                                         CSFB
                MacKay Shields     Global High Yield
                 Composite (%)         Index (%)

  one year        (3.40)%            (5.22)%
  three years      4.26%             (0.52)%
  five years       9.67%              4.50%
  ten years       15.24%             11.20%

Annual total returns as of December 31

                                                CSFB
                       MacKay Shields     Global High Yield
                        Composite (%)         Index (%)

  2000                    (3.4)%             (5.2)%
  1999                    10.7%               3.3%
  1998                     5.0%               0.6%
  1997                    15.9%              12.6%
  1996                    19.6%              12.4%
  1995                    21.2%              17.4%
  1994                     2.6%              (1.0)%
  1993                    23.1%              18.9%
  1992                    23.4%              16.7%
  1991 (since 7/1/91)     12.8%              12.9%

 This information is designed to demonstrate the historical track record of MacKay Shields. It does not indicate how the Fund will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's fees and expenses.

The MacKay Shields composite includes all high yield accounts managed by MacKay Shields. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations and reflected a deduction for investment advisory fees. Performance is expressed in U.S. dollars. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of MacKay Shields. For further information regarding the composite performance, please see the SAI.



[GRAPHIC]
             Stephens Inc.


             111 Center Street
             Little Rock, Arkansas 72201


             The financial institution or intermediary that buys shares for you is also referred to as a selling or servicing agent. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.

 Other service providers
 The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer.

 BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:


  Stock Funds (also Nations High Yield Bond Fund)     0.23%
  International/Global Stock Funds                    0.22%
  Index Funds                                         0.23%
  Government and Corporate Bond Funds
  (except Nations High Yield Bond Fund)               0.22%
  Municipal Bond Funds                                0.22%

 BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.



[GRAPHIC]
             PFPC Inc.


             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[GRAPHIC]

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.


[GRAPHIC]
         Buying, selling and exchanging shares

 This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

  o Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

    o Bank of America and certain of its affiliates

    o certain other financial institutions and intermediaries, including financial planners and investment advisers

    o institutional investors

    o charitable foundations

    o endowments

    o other Funds in Nations Funds Family

  o The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

  o There is no minimum amount for additional investments.

  o There are no sales charges for buying, selling or exchanging these shares.


 You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.


 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

[GRAPHIC]

             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.


             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


[GRAPHIC]

             The net asset value per share
             is the price of a share calculated by a Fund every business day.

 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.


 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[GRAPHIC]
        Buying shares

        Here are some general rules for buying shares:

          o You buy Primary A Shares at net asset value per share.

          o If we don't receive payment within three business days of receiving an order, we'll refuse the order. We'll return any payment received for orders that we refuse.

          o Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

          o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

          o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[GRAPHIC]
        Selling shares

        Here are some general rules for selling shares:

          o We normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order.

          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if a financial institution or intermediary tells us to sell your shares under arrangements made with you

          o under certain other circumstances allowed under the 1940 Act



[GRAPHIC]

             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]
        Exchanging shares

        You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.


        Here's how exchanges work:

          o You can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Nations Reserves Money Market Funds.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make exchanges into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.

          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]
         Distributions and taxes

[GRAPHIC]
             The power of compounding


             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.


             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

 About distributions
 A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

 All of the Funds distribute any net realized capital gain at least once a year. The frequency of distributions of net investment income varies by Fund:

                                                           Frequency of
Fund                                                   income distributions

 Nations Convertible Securities Fund                        quarterly
 Nations Asset Allocation Fund                              quarterly
 Nations Equity Income Fund                                  monthly
 Nations Classic Value Fund                                  annually
 Nations Value Fund                                          monthly
 Nations Blue Chip Fund                                     quarterly
 Nations Strategic Growth Fund                               monthly
 Nations Marsico Growth & Income Fund                       quarterly
 Nations Capital Growth Fund                                 monthly
 Nations Aggressive Growth Fund                              monthly
 Nations Marsico Focused Equities Fund                      quarterly
 Nations MidCap Growth Fund                                 quarterly
 Nations Marsico 21st Century Fund                          quarterly
 Nations Small Company Fund                                  monthly
 Nations Financial Services Fund                             annually
 Nations Global Value Fund                                   annually
 Nations International Value Fund                            annually
 Nations International Equity Fund                          quarterly
 Nations Marsico International Opportunities Fund           quarterly
 Nations Emerging Markets Fund                              quarterly
 Nations LargeCap Index Fund                                quarterly
 Nations MidCap Index Fund                                  quarterly
 Nations SmallCap Index Fund                                quarterly
 Nations Managed Index Fund                                  monthly
 Nations Short-Term Income Fund                              monthly
 Nations Short-Intermediate Government Fund                  monthly
 Nations Government Securities Fund                          monthly
 Nations Intermediate Bond Fund                              monthly
 Nations Bond Fund                                           monthly
 Nations Strategic Income Fund                               monthly
 Nations High Yield Bond Fund                                monthly
 Nations Short-Term Municipal Income Fund                    monthly
 Nations Intermediate Municipal Bond Fund                    monthly
 Nations Municipal Income Fund                               monthly

 Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.


 Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.


 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.


 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.


[GRAPHIC]
               For more information about
               taxes, please see the SAI.



 How taxes affect your investment
 Distributions that come from net investment income, net short-term capital gain and certain other items generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.


 Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared to shareholders of record in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.


 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


 Municipal Bond Funds
 Distributions that come from a Municipal Bond Fund's tax-exempt interest income are generally free from federal income tax, but may be subject to state and local tax. All or a portion of these distributions may also be subject to the federal alternative minimum tax.


 Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable income and any net short-term capital gain generally are taxable to you as ordinary income. Distributions of net long-term capital gain generally are taxable to you as long-term capital gain. Corporate shareholders will not be able to deduct any distributions from these Funds when determining their taxable income.


 Foreign taxes
 Mutual funds that maintain most of their portfolio in foreign securities -- like the International/Global Stock Funds -- have special tax considerations. You'll generally be required to:

  o include in your gross income your proportional amount of foreign taxes paid by the fund

  o treat this amount as foreign taxes you paid directly

  o either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability

 In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.


 U.S. government obligations
 If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and individual income taxes. Distributions you receive that come from interest each Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

 Withholding tax
 We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o the IRS informs us that you are otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.


 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.


 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss to you, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC]
         Financial highlights


 The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Primary A Shares of Nations Classic Value Fund, Nations Financial Services Fund and Nations Global Value Fund are not provided because this class of shares had not yet commenced operations during the period indicated.


 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations International Value Fund for the period ended May 15, 1998 and the year ended November 30, 1997 and the financial highlights of Nations Small Company Fund for the periods ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.


Nations Convertible Securities Fund                         For a Share outstanding throughout each period

                                                            Year ended            Period ended
Primary A Shares                                             03/31/01              03/31/00*#
Operating performance:
Net asset value, beginning of period                         $22.18                 $18.15
Net investment income                                         0.51                    0.42
Net realized and unrealized gain/(loss) on
 investments                                                 (2.00)                   5.52
Net increase/(decrease) in net asset value from
 operations                                                  (1.49)                   5.94
Distributions:
Dividends from net investment income                         (0.60)                  (0.50)
Distributions from net realized capital gains                (3.97)                  (1.41)
Distributions in excess of net realized capital gains        (0.07)                    --
Total dividends and distributions                            (4.64)                  (1.91)
Net asset value, end of period                              $16.05                  $22.18
Total return++                                               (7.59)%                 35.21%
============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $75,627                 $13,688
Ratio of operating expenses to average net assets              0.99%(a)(b)             0.97%+(b)
Ratio of net investment income to average net
 assets                                                        3.08%                   2.21%+
Portfolio turnover rate                                         73%                     65%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                 1.00%(a)                0.98%+

                           *Convertible Securities Fund Primary A Shares commenced operations on May 21, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Asset Allocation Fund                       For a Share outstanding throughout each period

                                                        Year ended               Period ended
Primary A Shares                                         03/31/01#                03/31/00*#
Operating performance:
Net asset value, beginning of period                     $24.35                   $23.06
Net investment income                                      0.57                     0.49
Net realized and unrealized gain/(loss) on
 investments                                              (2.84)                    1.93
Net increase/(decrease) in net asset value from
 operations                                               (2.27)                    2.42
Distributions:
Dividends from net investment income                      (0.55)                   (0.41)
Distributions from net realized capital gains             (1.21)                   (0.72)
Total dividends and distributions                         (1.76)                   (1.13)
Net asset value, end of period                           $20.32                   $24.35
Total return++                                            (9.83)%                  10.88%
==========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $12,847                   $15,532
Ratio of operating expenses to average net assets         0.98%(a)(b)               0.95%+(a)(b)
Ratio of net investment income to average net
 assets                                                    2.45%                     1.85%+
Portfolio turnover rate                                    88%                       84%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.00%(a)                  1.02%+(a)

                           *Asset Allocation Fund Primary A Shares commenced operations on May 21, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Equity Income Fund                                            For a Share outstanding throughout each year

                                                          Year ended     Year ended      Year ended     Year ended    Year ended
Primary A Shares                                           03/31/01       03/31/00        03/31/99#      03/31/98#     03/31/97
Operating performance:
Net asset value, beginning of year                         $11.57         $11.36          $13.94          $12.30       $13.14
Net investment income                                        0.11           0.15            0.23            0.29         0.43
Net realized and unrealized gain/(loss) on investments      (2.30)          0.36           (1.45)           3.79         1.55
Net increase/(decrease) in net asset value from
 operations                                                 (2.19)          0.51           (1.22)           4.08         1.98
Distributions:
Dividends from net investment income                        (0.11)         (0.15)          (0.23)          (0.28)       (0.41)
Distributions from net realized capital gains               (0.53)         (0.15)          (1.13)          (2.16)       (2.41)
Total dividends and distributions                           (0.64)         (0.30)          (1.36)          (2.44)       (2.82)
Net asset value, end of year                                $8.74          $11.57          $11.36          $13.94       $12.30
Total return++                                             (19.73)%          4.51%          (9.40)%         37.21%       15.62%
=================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                         $321,026        $397,479       $575,076         $915,630      $200,772
Ratio of operating expenses to average net assets            0.87%(a)(b)     0.85%(a)(b)    0.80%(a)(b)      0.86%(a)      0.91%(a)
Ratio of net investment income to average net assets         1.06%           1.25%          1.92%            2.22%         3.09%
Portfolio turnover rate                                      139%            54%            69%              74%          102%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               0.87%(a)        0.85%(a)       0.80%(a)         0.86%(a)      0.91%(a)


                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Value Fund                                           For a Share outstanding throughout each year

                                                     Year ended       Year ended      Year ended     Year ended      Year ended
Primary A Shares                                      03/31/01         03/31/00#       03/31/99#     03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of year                    $16.24          $18.16           $19.92            $ 17.87        $ 16.60
Net investment income                                   0.17            0.11             0.13               0.20           0.26
Net realized and unrealized gain/(loss) on
 investments                                           (0.42)          (0.06)            0.64               5.98           2.69
Net increase/(decrease) in net asset value from
 operations                                            (0.25)           0.05             0.77               6.18           2.95
Distributions:
Dividends from net investment income                   (0.18)          (0.11)           (0.14)             (0.19)         (0.26)
Distributions from net realized capital gains          (3.42)          (1.86)           (2.39)             (3.94)         (1.42)
Total dividends and distributions                      (3.60)          (1.97)           (2.53)             (4.13)         (1.68)
Net asset value, end of year                          $12.39          $16.24           $18.16            $ 19.92        $ 17.87
Total return++                                         (1.97)%         (0.16)%           4.15%             38.53%         18.07%
==================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $844,432        $1,290,572       $1,939,704        $2,248,460     $1,200,853
Ratio of operating expenses to average net assets       0.94%(a)(b)     0.93%(a)(b)      0.94%(a)(b)        0.95%(a)       0.97%(a)
Ratio of net investment income to average net
 assets                                                 1.28%           0.65%            0.76%              1.04%          1.51%
Portfolio turnover rate                                181%             95%              38%                 79%            47%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.94%(a)        0.93%(a)         0.94%(a)           0.95%(a)       0.97%(a)


                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Blue Chip Fund                          For a Share outstanding throughout each period

                                                          Year ended     Period ended
Primary A Shares                                           03/31/01#      03/31/00*#
Operating performance:
Net asset value, beginning of period                       $37.33         $35.00
Net investment income                                        0.08           0.06
Net realized and unrealized gain/(loss) on
 investments                                                (8.17)          5.65
Net increase/(decrease) in net asset value from
 operations                                                 (8.09)          5.71
Distributions:
Dividends from net investment income                        (0.01)         (0.03)
Distributions from net realized capital gains               (2.18)         (3.35)
Distributions in excess of net realized capital gains       (0.44)            --
Total dividends and distributions                           (2.63)         (3.38)
Net asset value, end of period                             $26.61         $37.33
Total return++                                             (23.09)%        17.54%
==================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $49,458         $36,393
Ratio of operating expenses to average net assets            0.96%           0.95%+
Ratio of net investment income to average net
 assets                                                      0.23%           0.17%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               0.96%           0.98%+

                           * Blue Chip Fund Primary A Shares commenced operations on May 21, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.



Nations Strategic Growth Fund                        For a Share outstanding throughout each period

                                                        Year ended       Year ended    Period ended
Primary A Shares                                         03/31/01         03/31/00#     03/31/99*#
Operating performance:
Net asset value, beginning of period                     $17.03            $ 13.86      $10.00
Net investment income/(loss)                              (0.01)             (0.02)       0.00 ##
Net realized and unrealized gain/(loss) on
 investments                                              (4.51)              3.39        3.87
Net increase/(decrease) in net asset value from
 operations                                               (4.52)              3.37        3.87
 Distributions:
Dividends from net investment income                      (0.01)                --         --
Distributions from net realized capital gains             (0.03)             (0.20)      (0.01)
Total dividends and distributions                         (0.04)             (0.20)      (0.01)
Net asset value, end of period                           $12.47            $ 17.03      $13.86
Total return++                                           (26.62)%            24.63%      38.65%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $1,182,028        $860,124     $266,823
Ratio of operating expenses to average net assets          0.94%(a)(b)        0.97%       1.07%+(a)
Ratio of net investment loss to average net assets        (0.09)%            (0.10)%     (0.03)%+
Portfolio turnover rate                                     56%                23%        34%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.94%(a)           0.97%       1.07%+(a)

                           * Strategic Growth Fund Primary A Shares commenced operations on October 2, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Marsico Growth & Income
Fund                                                            For a Share outstanding throughout each period

                                                      Year ended     Year ended      Year ended         Period ended
Primary A Shares                                       03/31/01       03/31/00        03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                   $21.61         $14.91            $12.03            $10.00
Net investment income/(loss)                            (0.01)         (0.07)             0.00 ##           0.01
Net realized and unrealized gain/(loss) on
 investments                                            (6.53)          6.81              2.89              2.02
Net increase/(decrease) in net asset value from
 operations                                             (6.54)          6.74              2.89              2.03
Distributions:
Distributions from net realized capital gains           (0.16)         (0.04)            (0.01)              --
Net asset value, end of period                          $14.91         $21.61            $14.91            $12.03
Total return++                                          (30.42)%        45.33%            24.05%            20.30%
==================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $80,526         $113,028          $52,229           $2,517
Ratio of operating expenses to average net assets        1.10%           1.23%(a)          1.25%(a)          1.09%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             (0.03)%         (0.37)%            0.05%             0.38%+
Portfolio turnover rate                                   --             55%(b)           150%               22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.10%           1.23%(a)          1.25%(a)          1.97%+(a)

                           * Nations Marsico Growth & Income Fund Primary A Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.


Nations Capital Growth Fund                                            For a Share outstanding throughout each year

                                                           Year ended    Year ended      Year ended    Year ended      Year ended
Primary A Shares                                            03/31/01      03/31/00        03/31/99#     03/31/98#       03/31/97#
Operating performance:
Net asset value, beginning of year                         $14.59        $12.05           $13.30         $11.70           $13.43
Net investment income/(loss)                                (0.03)        (0.05)            0.00 ##        0.02             0.05
Net realized and unrealized gain/(loss) on investments      (3.90)         3.47             1.59           5.27             1.66
Net increase/(decrease) in net asset value from
 operations                                                 (3.93)         3.42             1.59           5.29             1.71
Distributions:
Dividends from net investment income                          --           --               --           (0.01)           (0.05)
Distributions from net realized capital gains               (2.36)        (0.88)           (2.84)         (3.68)           (3.39)
Total dividends and distributions                           (2.36)        (0.88)           (2.84)         (3.69)           (3.44)
Net asset value, end of year                               $ 8.30        $14.59           $12.05         $13.30           $11.70
Total return++                                             (30.69)%       29.90%           14.99%         53.89%           11.88%
=================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                         $531,657       $816,371        $737,620       $872,150         $533,168
Ratio of operating expenses to average net assets            0.95%(a)(b)    0.96%(a)(b)     0.96%(a)       0.95%(a)(b)      0.96%(b)
Ratio of net investment income/(loss) to average net
 assets                                                     (0.28)%        (0.38)%         (0.04)%         0.13%            0.39%
Portfolio turnover rate                                       96%           39%             39%           113%              75%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               0.95%(a)       0.96%(a)        0.96%(a)       0.95%(a)         0.96%


                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Aggressive Growth Fund                                       For a Share outstanding throughout each year

                                                          Year ended   Year ended      Year ended       Year ended     Year ended
Primary A Shares                                          03/31/01#     03/31/00#       03/31/99         03/31/98#      03/31/97
Operating performance:
Net asset value, beginning of year                        $20.61       $23.36           $22.17          $18.47          $17.19
Net investment income/(loss)                               (0.09)        0.03             0.02            0.08            0.14
Net realized and unrealized gain/(loss) on investments     (7.89)       (0.03)            3.22            7.88            2.79
Net increase/(decrease) in net asset value from
 operations                                                (7.98)         --              3.24            7.96            2.93
Distributions:
Dividends from net investment income                          --        (0.01)           (0.01)##        (0.03)          (0.14)
Distributions from net realized capital gains              (1.83)       (2.74)           (2.04)          (4.23)          (1.51)
Distributions in excess of net realized capital gains      (0.57)         --               --              --              --
Total dividends and distributions                          (2.40)       (2.75)           (2.05)          (4.26)          (1.65)
Net asset value, end of year                              $10.23       $20.61           $23.36          $22.17          $18.47
Total return++                                            (42.60)%      (0.16)%          15.74%          48.65%          17.00%
================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                        $113,052     $328,219         $412,176         $132,504         $100,260
Ratio of operating expenses to average net assets           1.00%(a)     0.98%(a)(b)      0.97%(a)(b)      0.98%(a)(b)      1.04%(b)
Ratio of net investment income/(loss) to average net
 assets                                                    (0.51)%       0.15%            0.12%            0.37%            0.70%
Portfolio turnover rate                                      135%         79%              72%              79%             120%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              1.00%(a)     0.98%(a)         0.97%(a)         0.98%(a)         1.04%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount includes distributions in excess of net investment income of less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Marsico Focused Equities
Fund                                                             For a Share outstanding throughout each period

                                                        Year ended    Year ended       Year ended         Period ended
Primary A Shares                                         03/31/01      03/31/00#        03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                   $ 22.59        $16.69            $12.13            $10.00
Net investment income/(loss)                             (0.01)        (0.01)            (0.01)            (0.01)
Net realized and unrealized gain/(loss) on
 investments                                             (7.13)         6.14              4.58              2.14
Net increase/(decrease) in net asset value from
 operations                                              (7.14)         6.13              4.57              2.13
 Distributions:
Distributions from net realized capital gains            (0.08)        (0.23)            (0.01)              --
Total dividends and distributions                        (0.08)        (0.23)            (0.01)              --
Net asset value, end of period                         $ 15.37        $22.59            $16.69            $12.13
Total return++                                          (31.67)%       37.13%            37.73%            21.30%
================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $354,798        $326,745          $105,458         $8,808
Ratio of operating expenses to average net assets         1.09%          1.16%(a)          1.06%(a)         1.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                              (0.05)%        (0.35)%            0.05%           (0.30)%+
Portfolio turnover rate                                     --            53%(b)           177%              25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.09%          1.16%(a)          1.06%(a)         1.52%+(a)

                           * Nations Marsico Focused Equities Fund Primary A Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.


Nations MidCap Growth Fund                          For a Share outstanding throughout each year



                                                   Year ended          Year ended    Year ended       Year ended       Year ended
Primary A Shares                                    03/31/01            03/31/00#     03/31/99#        03/31/98#        03/31/97#
Operating performance:
Net asset value, beginning of year                  $22.41            $13.31          $16.56            $12.86          $14.04
Net investment income/(loss)                         (0.03)            (0.07)          (0.04)            (0.06)          (0.04)
Net realized and unrealized gain/(loss) on
 investments                                         (4.02)             9.81           (0.94)             5.55            0.20
Net increase/(decrease) in net asset value from
 operations                                          (4.05)             9.74           (0.98)             5.49            0.16
Distributions:
Distributions from net realized capital gains        (3.73)            (0.64)          (2.27)            (1.79)          (1.34)
Total dividends and distributions                    (3.73)            (0.64)          (2.27)            (1.79)          (1.34)
Net asset value, end of year                        $14.63            $22.41           $13.31           $16.56          $12.86
Total return++                                      (20.67)%           75.34%           (7.21)%          45.09%           0.48%
================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                  $388,152          $281,951        $177,861          $318,584        $267,319
Ratio of operating expenses to average net assets     0.98%(a)          1.00%(a)(b)     0.98%(a)(b)       0.98%(a)        0.98%(a)
Ratio of operating expenses to average net assets
 including interest expense                             --               --              --               0.99%            --
Ratio of net investment income/(loss) to average
 net assets                                          (0.27)%           (0.45)%         (0.29)%           (0.42)%         (0.26)%
Portfolio turnover rate                                39%              46%             43%               76%             93%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        0.98%(a)          1.00%(a)        0.98%(a)          0.98%(a)        0.98%(a)


                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Marsico 21st Century
Fund                               For a Share outstanding throughout the period


                                                      Period ended
Primary A Shares                                       03/31/01*
Operating performance:
Net asset value, beginning of period                  $10.00
Net investment income/(loss)                           (0.03)
Net realized and unrealized gain/(loss) on
 investments                                           (2.98)
Net increase/(decrease) in net asset value from
 operations                                            (3.01)
Net asset value, end of period                        $ 6.99
Total return ++                                       (30.10)%
==============================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $5,686
Ratio of operating expenses to average net assets      1.35%+
Ratio of net investment income/(loss) to average
 net assets                                           (0.41)%+
Portfolio turnover rate                                 426%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.35%+

                           * Nations Marsico 21st Century Primary A Shares commenced operations on April 10, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.


Nations Small Company Fund                 For a Share outstanding throughout each period

                                                    Year ended        Year ended
Primary A Shares*                                    03/31/01          03/31/00#
Operating performance:
Net asset value, beginning of period                  $22.66            $11.50
Net investment income/(loss)                           (0.10)            (0.10)
Net realized and unrealized gain/(loss) on
 investments                                           (6.67)             11.29
Net increase/(decrease) in net asset value from
 operations                                            (6.77)             11.19
Distributions:
Dividends from net investment income                     --                --
Distributions from net realized capital gains          (2.20)            (0.03)
Total dividends and distributions                      (2.20)            (0.03)
Net asset value, end of period                        $13.69            $22.66
Total return ++                                       (31.86)%           97.46%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $477,246           $647,825
Ratio of operating expenses to average net assets       1.15%(a)(b)       1.13%(a)(b)
Ratio of net investment income/(loss) to average
 net assets                                            (0.52)%           (0.65)%
Portfolio turnover rate                                  48%               63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.20%(a)           1.22%(a)



                                                     Year ended       Period ended     Period ended   Period ended
Primary A Shares*                                    03/31/99#          03/31/98         05/16/97      08/31/96**
Operating performance:
Net asset value, beginning of period                 $15.79           $12.07              $ 10.65      $10.00
Net investment income/(loss)                          (0.05)            0.01                 0.04        0.09
Net realized and unrealized gain/(loss) on
 investments                                          (3.11)            4.43                 1.47        0.64
Net increase/(decrease) in net asset value from
 operations                                           (3.16)            4.44                 1.51        0.73
Distributions:
Dividends from net investment income                    --             (0.01)               (0.04)      (0.08)
Distributions from net realized capital gains         (1.13)           (0.71)               (0.05)         --
Total dividends and distributions                     (1.13)           (0.72)               (0.09)      (0.08)
Net asset value, end of period                       $11.50           $15.79              $ 12.07      $10.65
Total return ++                                      (21.05)%          37.27%               14.21%       7.37%
===============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $327,981         $235,427            $109,450     $70,483
Ratio of operating expenses to average net assets     0.95%(a)         0.95%+(a)            0.98%+      1.00%+
Ratio of net investment income/(loss) to average
 net assets                                          (0.42)%           0.05%+               0.54%+      1.06%+
Portfolio turnover rate                                87%             59%                   48%         31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.22%(a)         1.26%+(a)            1.41%+      1.54%+

                           * The financial information for the fiscal periods prior to May 23, 1997 reflect the financial information for the Pilot Small Capitalization Equity Fund's Pilot Shares, which were reorganized into the Primary A Shares of Small Company Fund as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatman's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund is Banc of America Capital Management, LLC
                           ** Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations International Value Fund                     For a Share outstanding throughout each period


                                                    Year ended      Year ended
Primary A Shares*                                    03/31/01        03/31/00#
Operating performance:
Net asset value, beginning of period                  $   18.78    $14.45
Net investment income                                      0.32      0.37
Net realized and unrealized gain/(loss) on
 investments                                              (0.39)     4.73
Net increase/(decrease) in net asset value from
 operations                                               (0.07)     5.10
Distributions:
Dividends from net investment income                      (0.21)    (0.28)
Distributions in excess of net investment income            --       --
Distributions from net realized capital gains             (1.20)    (0.49)
Total dividends and distributions                         (1.41)    (0.77)
Net asset value, end of period                        $   17.30    $18.78
Total return++                                            (0.50)%   36.03%
===========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,163,899   $600,589
Ratio of operating expenses to average net assets          1.13%     1.24%(a)
Ratio of net investment income to average net
 assets                                                    1.89%     2.11%
Portfolio turnover rate                                      --       12%(b)
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.23%     1.34%(a)



                                                     Period ended   Period ended   Year ended   Period ended
Primary A Shares*                                      03/31/99#      05/15/98      11/30/97     11/30/96**
Operating performance:
Net asset value, beginning of period                  $ 15.53       $ 13.17      $ 11.29      $ 10.00
Net investment income                                    0.16          0.09         0.09         0.06
Net realized and unrealized gain/(loss) on
 investments                                             0.28          2.56         1.91         1.29
Net increase/(decrease) in net asset value from
 operations                                              0.44          2.65         2.00         1.35
Distributions:
Dividends from net investment income                    (0.18)           --        (0.09)      (0.06)
Distributions in excess of net investment income           --            --        (0.01)         --
Distributions from net realized capital gains           (1.34)        (0.29)       (0.02)         --
Total dividends and distributions                       (1.52)        (0.29)       (0.12)       (0.06)
Net asset value, end of period                        $ 14.45       $ 15.53      $ 13.17      $ 11.29
Total return++                                           1.48%        20.54%       17.75%       13.47%
=======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $142,546      $119,412     $54,277      $17,528
Ratio of operating expenses to average net assets        1.30%+        1.25%+       1.21%       0.00%+
Ratio of net investment income to average net
 assets                                                  1.36%+        2.06%+       0.89%       0.00%+
Portfolio turnover rate                                    44%           88%          29%         50%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.39%+        1.26%+       1.21%       3.46%+

                           * The financial information for the fiscal periods through May 22, 1998 reflect the financial information for the Emerald International Equity Fund Institutional Shares, which were reorganized into the International Value Primary A Shares as of May 22, 1998.
                           ** International Value Primary A Shares commenced operations on December 27, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.


Nations International Equity Fund                                For a Share outstanding throughout each year


                                                         Year ended     Year ended    Year ended   Year ended     Year ended
Primary A Shares                                          03/31/01#     03/31/00#      03/31/99#    03/31/98#      03/31/97#
Operating performance:
Net asset value, beginning of year                       $ 16.74       $14.12        $ 14.81      $ 13.13       $  13.50
Net investment income                                       0.12         0.10           0.11         0.11           0.08
Net realized and unrealized gain/(loss) on
 investments                                               (4.47)        4.91           0.39         1.95           0.11
Net increase/(decrease) in net asset value from
 operations                                                (4.35)        5.01           0.50         2.06           0.19
Distributions:
Dividends from net investment income                       (0.11)       (0.06)          (0.12)       (0.17)        (0.11)
Distributions in excess of net investment income              --          --               --        (0.05)        (0.00)(a)
Distributions from net realized capital gains              (1.01)       (2.33)          (1.07)       (0.16)        (0.42)
Distributions in excess of net realized capital gains      (0.15)         --               --           --         (0.03)
Total dividends and distributions                          (1.27)       (2.39)          (1.19)       (0.38)        (0.56)
Net asset value, end of year                             $ 11.12       $16.74         $ 14.12      $ 14.81      $  13.13
 Total return++                                           (27.40)%      39.85%           3.68%       16.06%         1.32%
==========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                       $724,572      $866,731      $743,861     $885,329       $976,855
Ratio of operating expenses to average net assets           1.15%        1.14%           1.13%        1.14%         1.16%
Ratio of net investment income to average net
 assets                                                     0.89%        0.69%           0.79%        0.76%         0.62%
Portfolio turnover rate                                      --         129%(b)          146%          64%           36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              1.16%        1.18%           1.13%        1.14%         1.16%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) Amount represents less than $0.01 per share.
                           (b) Amount represents results prior to conversion to a master-feeder structure.


Nations Marsico International
Opportunities Fund                    For a Share outstanding throughout the period

                                                       Period ended
Primary A Shares                                        03/31/01#*
Operating performance:
Net asset value, beginning of period                  $10.00
Net investment income                                   0.00 ##
Net realized and unrealized gain/(loss) on
 investments                                           (1.97)
Net increase/(decrease) in net asset value from
 operations                                            (1.97)
Net asset value, end of period                        $ 8.03
Total return++                                        (19.70)%
==============================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,477
Ratio of operating expenses to average net assets       1.47%+
Ratio of net investment income to average net
 assets                                                 0.12%+
Portfolio turnover rate                                 442%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          6.28%+

                           * Nations Marsico International Opportunities Fund Primary A Shares commenced operations on August 1, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.


Nations Emerging Markets Fund                                   For a Share outstanding throughout each year

                                                     Year ended   Year ended      Year ended     Year ended   Year ended
Primary A Shares                                      03/31/01#    03/31/00#      03/31/99#       03/31/98#   03/31/97#
Operating performance:
Net asset value, beginning of year                  $ 15.76       $  8.14      $ 10.60           $ 11.41      $ 10.34
Net investment income/(loss)                          (0.05)        (0.05)        0.14              0.04         0.01
Net realized and unrealized gain/(loss) on
 investments                                          (6.76)         7.68        (2.53)            (0.76)        1.21
Net increase/(decrease) in net asset value from
 operations                                           (6.81)         7.63        (2.39)            (0.72)        1.22
Distributions:
Dividends from net investment income                  (0.02)        (0.01)       (0.07)            (0.09)       (0.02)
Distributions in excess of net investment income      (0.01)           --           --                --        (0.07)
Distributions from net realized capital gains            --            --           --                --        (0.06)
Total dividends and distributions                     (0.03)        (0.01)       (0.07)            (0.09)       (0.15)
Net asset value, end of year                        $  8.92       $ 15.76      $  8.14           $ 10.60      $ 11.41
Total return++                                       (43.21)%       93.71%      (22.60)%           (6.39)%      11.97%
=====================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                  $34,876       $56,234      $21,689           $73,797      $76,483
Ratio of operating expenses to average net assets     1.80%         1.90%        1.78%(a)          1.57%         1.74%
Ratio of operating expenses to average net assets
 including interest expense                           1.84%         1.91%            (b)             --            --
Ratio of net investment income/(loss) to average
 net assets                                          (0.40)%       (0.40)%       1.66%             0.36%         0.13%
Portfolio turnover rate                                97%           61%          71%               63%           31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.86%         2.54%        1.98%(a)          1.57%         1.74%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations LargeCap Index Fund                      For a Share outstanding throughout each year

                                                            Year ended             Year ended
Primary A Shares                                            03/31/01#               03/31/00#
Operating performance:
Net asset value, beginning of year                      $ 28.90                 $ 25.06
Net investment income                                      0.24                    0.26
Net realized and unrealized gain/(loss) on
 investments                                              (6.55)                   4.09
Net increase/(decrease) in net asset value from
 operations                                               (6.31)                   4.35
Distributions:
Dividends from net investment income                      (0.24)                  (0.25)
Distributions from net realized capital gains               --##                  (0.26)
Total dividends and distributions                         (0.24)                  (0.51)
Net asset value, end of year                            $ 22.35                 $ 28.90
Total return++                                           (21.94)%                 17.58%
=======================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $2,021,690              $2,826,486
Ratio of operating expenses to average net assets       0.35%(a)(b)             0.35%(a)(b)
Ratio of operating expenses to average net assets
 including interest expense                               --                     --
Ratio of net investment income to average net
 assets                                                 0.88%                   0.96%
Portfolio turnover rate                                    8%                     7%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.68%(a)                0.71%(a)



                                                        Year ended       Year ended       Year ended
Primary A Shares                                         03/31/99         03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of year                   $ 22.41          $ 15.89          $ 13.58
Net investment income                                   0.26             0.27             0.26
Net realized and unrealized gain/(loss) on
 investments                                            3.63             7.11             2.36
Net increase/(decrease) in net asset value from
 operations                                             3.89             7.38             2.62
Distributions:
Dividends from net investment income                   (0.25)           (0.27)           (0.26)
Distributions from net realized capital gains          (0.99)           (0.59)           (0.05)
Total dividends and distributions                      (1.24)           (0.86)           (0.31)
Net asset value, end of year                         $ 25.06          $ 22.41          $ 15.89
Total return++                                         18.26%           47.38%           19.41%
===============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $933,313         $656,523         $567,039
Ratio of operating expenses to average net assets       0.35%(a)         0.35%(a)         0.35%(a)
Ratio of operating expenses to average net assets
 including interest expense                             --              0.36%             --
Ratio of net investment income to average net
 assets                                                1.17%            1.39%            1.91%
Portfolio turnover rate                                  4%              26%               5%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.71%(a)         0.66%(a)         0.70%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations MidCap Index Fund               For a Share outstanding throughout the period


                                                         Period ended
Primary A Shares                                           03/31/01*
Operating performance:
Net asset value, beginning of period                    $ 10.00
Net investment income                                      0.08
Net realized and unrealized gain/(loss) on
 investments                                              (0.72)
Net increase/(decrease) in net asset value from
 operations                                               (0.64)
Distributions:
Dividends from net investment income                      (0.08)
Distributions from net realized capital gains             (0.89)
Total dividends and distributions                         (0.97)
Net asset value, end of period                          $  8.39
Total return++                                            (7.27)%
===============================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $342,503
Ratio of operating expenses to average net assets         0.35%(a)
Ratio of operating expenses to average net assets
 including interest expense                               0.36%(a)
Ratio of net investment income to average net
 assets                                                   0.82%
Portfolio turnover rate                                    69%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.75%(a)

                           * MidCap Index Fund Primary A Shares commenced operations on March 31, 2000.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.




Nations SmallCap Index Fund               For a Share outstanding throughout each period

                                                       Year ended          Year ended
Primary A Shares                                        03/31/01#           03/31/00#
Operating performance:
Net asset value, beginning of period              $ 13.53               $ 11.04
Net investment income                                0.08                  0.04
Net realized and unrealized gain/(loss) on
 investments                                        (0.31)                 2.49
Net increase/(decrease) in net asset value from
 operations                                         (0.23)                 2.53
Distributions:
Dividends from net investment income                (0.06)                (0.04)
Distributions from net realized capital gains         --                    --
Total dividends and distributions                   (0.06)                (0.04)
Net asset value, end of period                    $ 13.24               $ 13.53
Total return++                                      (1.74)%               22.97%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $256,465              $196,593
Ratio of operating expenses to average net
 assets                                              0.41%(a)(b)           0.50%(a)
Ratio of operating expenses to average net
 assets including interest expense                   --                   0.51%(a)
Ratio of net investment income to average net
 assets                                              0.56%                 0.35%
Portfolio turnover rate                              65%                   53%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      0.79%(a)              0.77%(a)



                                                        Year ended             Year ended        Period ended
Primary A Shares                                        03/31/99#               03/31/98          03/31/97*
Operating performance:
Net asset value, beginning of period              $ 14.10                 $  9.83                $ 10.00
Net investment income                                0.06                    0.06                   0.03
Net realized and unrealized gain/(loss) on
 investments                                        (2.92)                   4.58                  (0.17)
Net increase/(decrease) in net asset value from
 operations                                         (2.86)                   4.64                  (0.14)
Distributions:
Dividends from net investment income                (0.06)                  (0.06)                 (0.03)
Distributions from net realized capital gains       (0.14)                  (0.31)                    --
Total dividends and distributions                   (0.20)                  (0.37)                 (0.03)
Net asset value, end of period                    $ 11.04                 $ 14.10                $  9.83
Total return++                                     (20.50)%                 47.71%                 (1.37)%
========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $189,379                $102,437               $40,851
Ratio of operating expenses to average net
 assets                                              0.50%(a)(b)             0.50%(a)(b)            0.50%+
Ratio of operating expenses to average net
 assets including interest expense                    --                     --                      --
Ratio of net investment income to average net
 assets                                              0.52%                   0.52%                  1.05%+
Portfolio turnover rate                               65%                    62%                     18%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                      0.82%(a)                1.02%(a)               1.21%+

                           * SmallCap Index Fund Primary A Shares commenced operations on October 15, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%


Nations Managed Index Fund                      For a Share outstanding throughout each period


                                                            Year ended             Year ended
Primary A Shares                                            03/31/01#               03/31/00#
Operating performance:
Net asset value, beginning of period                  $ 22.04                 $ 19.39
Net investment income                                    0.13                    0.16
Net realized and unrealized gain/(loss) on
 investments                                            (4.46)                   2.78
Net increase/(decrease) in net asset value from
 operations                                             (4.33)                   2.94
Distributions:
Dividends from net investment income                    (0.12)                  (0.16)
Distributions from net realized capital gains           (2.69)                  (0.13)
Total dividends and distributions                       (2.81)                  (0.29)
Net asset value, end of period                        $ 14.90                 $ 22.04
Total return++                                         (21.49%)                 15.33%
=====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $345,795                $593,317
Ratio of operating expenses to average net assets        0.50%(a)(b)             0.50%(a)(b)
Ratio of net investment income to average net
 assets                                                  0.67%                   0.80%
Portfolio turnover rate                                  97%                    64%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.70%(a)                0.72%(a)



                                                        Year ended          Year ended          Period ended
Primary A Shares                                         03/31/99#           03/31/98             03/31/97*
Operating performance:
Net asset value, beginning of period                 $ 17.14           $ 11.89               $ 10.00
Net investment income                                   0.18              0.15                  0.15
Net realized and unrealized gain/(loss) on
 investments                                            2.40              5.42                  1.87
Net increase/(decrease) in net asset value from
 operations                                             2.58              5.57                  2.02
Distributions:
Dividends from net investment income                   (0.18)            (0.17)                (0.13)
Distributions from net realized capital gains          (0.15)            (0.15)                   --
Total dividends and distributions                      (0.33)            (0.32)                (0.13)
Net asset value, end of period                       $ 19.39           $ 17.14               $ 11.89
Total return++                                         15.25%            47.54%                20.22%
====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $665,631          $374,504              $42,226
Ratio of operating expenses to average net assets       0.50%(a)          0.50%(a)(b)           0.50%+(a)
Ratio of net investment income to average net
 assets                                                 1.03%             1.26%                 1.92%+
Portfolio turnover rate                                35%               30%                   17%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.73%(a)          0.80%(a)              1.05%+(a)

                           * Managed Index Fund Primary A Shares commenced operations on July 31, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Short-Term Income Fund                   For a Share outstanding throughout each year

                                                                Year             Year
                                                                ended            ended
Primary A Shares                                              03/31/01         03/31/00
Operating performance:
Net asset value, beginning of year                        $ 9.51           $ 9.79
Net investment income                                       0.58             0.56
Net realized and unrealized gain/(loss) on investments      0.29            (0.28)
Net increase/(decrease) in net asset value from
 operations                                                 0.87             0.28
Distributions:
Dividends from net investment income                       (0.58)           (0.56)
Total dividends and distributions                          (0.58)           (0.56)
Net asset value, end of year                              $ 9.80           $ 9.51
Total return++                                              9.44%            3.00%
=====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                        $358,812         $398,620
Ratio of operating expenses to average net assets           0.51%(a)         0.50%(a)
Ratio of net investment income to average net assets        6.04%            5.86%
Portfolio turnover rate                                      42%              62%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.61%(a)         0.63%(a)



                                                                Year                Year                Year
                                                                ended               ended               ended
Primary A Shares                                              03/31/99            03/31/98            03/31/97#
Operating performance:
Net asset value, beginning of year                        $ 9.77            $ 9.68                $ 9.76
Net investment income                                       0.56              0.56                  0.58
Net realized and unrealized gain/(loss) on investments      0.02              0.09                 (0.08)
Net increase/(decrease) in net asset value from
 operations                                                 0.58              0.65                  0.50
Distributions:
Dividends from net investment income                       (0.56)            (0.56)                (0.58)
Total dividends and distributions                          (0.56)            (0.56)                (0.58)
Net asset value, end of year                              $ 9.79            $ 9.77                $ 9.68
Total return++                                              6.07%             6.89%                 5.25%
==========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                        $397,467          $331,961              $181,455
Ratio of operating expenses to average net assets           0.50%(a)          0.56%(a)(b)           0.55%(b)
Ratio of net investment income to average net assets        5.70%             5.75%                 5.97%
Portfolio turnover rate                                      64%               66%                  172%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.80%(a)          0.86%(a)              0.85%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Short-Intermediate
Government Fund                              For a Share outstanding throughout each year

                                                                Year             Year
                                                                ended            ended
Primary A Shares                                              03/31/01         03/31/00
Operating performance:
Net asset value, beginning of year                        $ 3.94           $ 4.10
Net investment income                                       0.23             0.22
Net realized and unrealized gain/(loss) on investments      0.21            (0.16)
Net increase/(decrease) in net asset value from
 operations                                                 0.44             0.06
Distributions:
Dividends from net investment income                       (0.23)           (0.22)
Total dividends and distributions                          (0.23)           (0.22)
Net asset value, end of year                              $ 4.15           $ 3.94
Total return++                                             11.56%            1.63%
===================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                        $496,821         $497,392
Ratio of operating expenses to average net assets           0.59%(a)         0.60%(a)
Ratio of net investment income to average net assets        5.77%            5.59%
Portfolio turnover rate                                     108%             177%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.59%(a)         0.65%(a)



                                                                Year           Year              Year
                                                                ended          ended             ended
Primary A Shares                                              03/31/99       03/31/98          03/31/97#
Operating performance:
Net asset value, beginning of year                        $ 4.12             $  3.99     $ 4.07
Net investment income                                       0.22                0.23       0.23
Net realized and unrealized gain/(loss) on investments     (0.02)               0.13      (0.08)
Net increase/(decrease) in net asset value from
 operations                                                 0.20                0.36       0.15
Distributions:
Dividends from net investment income                       (0.22)              (0.23)     (0.23)
Total dividends and distributions                          (0.22)              (0.23)     (0.23)
Net asset value, end of year                              $ 4.10             $  4.12     $ 3.99
Total return++                                              4.97%               9.11%      3.72%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                        $589,092          $663,833     $371,118
Ratio of operating expenses to average net assets           0.58%(a)            0.61%     0.63%(a)(b)
Ratio of net investment income to average net assets        5.36%               5.53%     5.73%
Portfolio turnover rate                                     242%                538%      529%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.78%(a)            0.81%     0.83%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Government Securities
Fund                                             For a Share outstanding throughout each year


                                                                Year             Year
                                                                ended            ended
Primary A Shares                                              03/31/01         03/31/00
Operating performance:
Net asset value, beginning of year                        $ 9.38           $ 9.86
Net investment income                                       0.60             0.58
Net realized and unrealized gain/(loss) on investments      0.48            (0.48)
Net increase/(decrease) in net asset value from
 operations                                                 1.08             0.10
Distributions:
Dividends from net investment income                       (0.59)           (0.58)
Distributions from capital                                    --               --
Total dividends and distributions                          (0.59)           (0.58)
Net asset value, end of year                              $ 9.87           $ 9.38
 Total return++                                            11.97%            1.12%
===================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                        $153,799         $108,798
Ratio of operating expenses to average net assets           0.75%(a)         0.78%(b)
Ratio of net investment income to average net assets        6.21%            6.17%
Portfolio turnover rate                                    183%             348%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.86%(a)         0.90%



                                                                Year                Year               Year
                                                                ended               ended              ended
Primary A Shares                                              03/31/99#           03/31/98           03/31/97#
Operating performance:
Net asset value, beginning of year                        $ 9.90            $ 9.39                $  9.67
Net investment income                                       0.58              0.55                   0.60
Net realized and unrealized gain/(loss) on investments     (0.05)             0.51                  (0.30)
Net increase/(decrease) in net asset value from
 operations                                                 0.53              1.06                   0.30
Distributions:
Dividends from net investment income                       (0.57)            (0.55)                 (0.58)
Distributions from capital                                    --                --                  (0.00)##
Total dividends and distributions                          (0.57)            (0.55)                 (0.58)
Net asset value, end of year                              $ 9.86            $ 9.90                $  9.39
Total return++                                              5.41%            11.65%                  3.18%
==========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                        $119,659          $75,796               $52,606
Ratio of operating expenses to average net assets           0.73%(a)          0.85%(a)(b)            0.80%
Ratio of net investment income to average net assets        5.70%             5.63%                  6.28%
Portfolio turnover rate                                    600%              303%                   468%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.84%(a)          0.99%(a)               0.94%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Intermediate Bond Fund                  For a Share outstanding throughout each period

                                                       Year ended     Period ended
Primary A Shares                                        03/31/01#      03/31/00*
Operating performance:
Net asset value, beginning of period                    $ 9.13         $ 9.52
Net investment income                                     0.58           0.49
Net realized and unrealized gain/(loss) on
 investments                                              0.39          (0.37)
Net increase/(decrease) in net asset value from
 operations                                               0.97           0.12
Distributions:
Dividends from net investment income                     (0.58)         (0.51)
Total dividends and distributions                        (0.58)         (0.51)
Net asset value, end of period                          $ 9.52         $ 9.13
Total return++                                           11.04%          1.29%
=============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $51,178        $18,365
Ratio of operating expenses to average net assets         0.78%         0.81%+
Ratio of net investment income to average net
 assets                                                   6.31%         6.08%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.81%         1.05%+

                           *Intermediate Bond Fund Primary A Shares commenced operations on May 21, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.




Nations Bond Fund                                   For a Share outstanding throughout each year

                                                                 Year            Year
                                                                ended            ended
Primary A Shares                                               03/31/01        03/31/00
Operating performance:
Net asset value, beginning of year                           $   9.37        $    9.93
Net investment income                                            0.62             0.59
Net realized and unrealized gain/(loss) on investments           0.41            (0.52)
Net increase/(decrease) in net asset value from
 operations                                                      1.03             0.07
Distribution
Dividends from net investment income                            (0.62)           (0.59)
Distributions from net realized capital gains                     --             (0.04)
Distributions from capital                                        --               --
Total dividends and distributions                               (0.62)           (0.63)
Net asset value, end of year                                 $   9.78        $    9.37
Total return++                                                  11.39%            0.97%
=======================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                           $2,333,703      $1,793,913
Ratio of operating expenses to average net assets               0.67%(a)          0.67%
Ratio of net investment income to average net assets            6.53%             6.20%
Portfolio turnover rate                                          120%                63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                  0.67%(a)          0.69%



                                                                 Year                Year                Year
                                                                ended                ended               ended
Primary A Shares                                               03/31/99            03/31/98            03/31/97#
Operating performance:
Net asset value, beginning of year                           $  10.03        $  9.62                $  9.93
Net investment income                                            0.59           0.58                   0.58
Net realized and unrealized gain/(loss) on investments          (0.04)          0.41                  (0.20)
Net increase/(decrease) in net asset value from
 operations                                                      0.55           0.99                   0.38
Distributions:
Dividends from net investment income                            (0.59)         (0.58)                 (0.58)
Distributions from net realized capital gains                   (0.06)           --                   (0.11)
Distributions from capital                                         --            --                   (0.00)##
Total dividends and distributions                               (0.65)        ( 0.58)                 (0.69)
Net asset value, end of year                                 $   9.93        $ 10.03                $  9.62
Total return++                                                   5.61%         10.53%                  3.90%
=============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                           $1,798,155      $1,681,990             $947,277
Ratio of operating expenses to average net assets                0.68%(a)       0.72%(a)(b)            0.71%(a)
Ratio of net investment income to average net assets             5.86%          5.86%                  5.98%
Portfolio turnover rate                                          107%          244%                    368%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                   0.78%(a)       0.83%(a)               0.81%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Strategic Income Fund                   For a Share outstanding throughout each year

                                                           Year           Year
                                                           ended          ended
Primary A Shares                                         03/31/01#      03/31/00
Operating performance:
Net asset value, beginning of year                      $  9.53      $ 10.31
Net investment income                                      0.66         0.68
Net realized and unrealized gain/(loss) on
 investments                                               0.35        (0.78)
Net increase/(decrease) in net asset value from
 operations                                                1.01        (0.10)
Distributions:
Dividends from net investment income                      (0.65)       (0.68)
Distributions from net realized capital gains                --        (0.00)##
Total dividends and distributions                         (0.65)       (0.68)
Net asset value, end of year                            $  9.89      $  9.53
Total return++                                            11.06%       (0.95)%
=============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                      $177,877     $118,458
Ratio of operating expenses to average net assets           0.72%      0.71%(a)
Ratio of net investment income to average net assets        6.76%      6.80%
Portfolio turnover rate                                     238%       107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.84%      0.90%(a)



                                                             Year             Year             Year
                                                             ended            ended            ended
Primary A Shares                                           03/31/99#        03/31/98         03/31/97#
Operating performance:
Net asset value, beginning of year                      $ 10.55          $ 10.11          $ 10.42
Net investment income                                      0.66             0.65             0.69
Net realized and unrealized gain/(loss) on
 investments                                             (0.14)             0.44            (0.18)
Net increase/(decrease) in net asset value from
 operations                                                0.52             1.09             0.51
Distributions:
Dividends from net investment income                     (0.66)            (0.65)           (0.69)
Distributions from net realized capital gains            (0.10)               --            (0.13)
Total dividends and distributions                        (0.76)            (0.65)           (0.82)
Net asset value, end of year                           $ 10.31           $ 10.55          $ 10.11
Total return++                                            5.00%            11.07%            4.97%
=================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                     $317,937         $263,840         $152,070
Ratio of operating expenses to average net assets        0.70%(a)         0.73%(a)         0.75%(a)
Ratio of net investment income to average net assets     6.27%            6.27%            6.73%
Portfolio turnover rate                                  94%             203%             278%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.80%(a)         0.83%(a)         0.85%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.




Nations High Yield Bond Fund               For a Share outstanding throughout each period


                                                         Year         Period
                                                        ended         ended
Primary A Shares                                      03/31/01#     03/31/00*#
Operating performance:
Net asset value, beginning of period                   $ 9.90       $ 10.00
Net investment income                                    0.96          0.09
Net realized and unrealized gain/(loss) on
 investments                                            (0.54)        (0.11)
Net increase/(decrease) in net asset value from
 operations                                              0.42         (0.02)
Distributions:
Dividends from net investment income                    (1.00)        (0.08)
Distributions in excess of net investment income        (0.05)           --
Total dividends and distributions                       (1.05)        (0.08)
Net asset value, end of period                         $ 9.27       $  9.90
Total return++                                           4.51%        (0.12)%
===========================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $61,181      $9,394
Ratio of operating expenses to average net
 assets                                                  0.93%        0.93%+
Ratio of net investment income to average net
 assets                                                 10.97%        7.03%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                          1.45%       12.66%+

                           * High Yield Bond Fund Primary A Shares commenced operations on February 14, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.


Nations Short-Term Municipal
Income Fund                                      For a Share outstanding throughout each year

                                                              Year             Year
                                                              ended            ended
Primary A Shares                                            03/31/01#        03/31/00#
Operating performance:
Net asset value, beginning of year                      $  9.94          $ 10.10
Net investment income                                      0.44             0.41
Net realized and unrealized gain/(loss) on
 investments                                               0.20            (0.16)
Net increase/(decrease) in net asset value from
 operations                                                0.64             0.25
Distributions:
Dividends from net investment income                      (0.44)           (0.41)
Total dividends and distributions                         (0.44)           (0.41)
Net asset value, end of year                            $ 10.14          $  9.94
Total return++                                             6.61%            2.58%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                      $105,004         $94,393
Ratio of operating expenses to average net assets          0.40%(a)         0.40%(a)
Ratio of net investment income to average net assets       4.41%            4.16%
Portfolio turnover rate                                    38%              90%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.66%            0.77%



                                                              Year             Year             Year
                                                              ended            ended            ended
Primary A Shares                                            03/31/99#        03/31/98         03/31/97
Operating performance:
Net asset value, beginning of year                      $ 10.05          $  9.95          $ 9.98
Net investment income                                      0.41             0.42            0.44
Net realized and unrealized gain/(loss) on
 investments                                               0.05             0.10           (0.03)
Net increase/(decrease) in net asset value from
 operations                                                0.46             0.52            0.41
Distributions:
Dividends from net investment income                      (0.41)           (0.42)          (0.44)
Total dividends and distributions                         (0.41)           (0.42)          (0.44)
Net asset value, end of year                            $ 10.10          $ 10.05          $ 9.95
Total return++                                             4.71%            5.33%           4.15%
=================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                      $79,002          $70,740          $61,072
Ratio of operating expenses to average net assets         0.40%(a)         0.40%(a)        0.40%(a)
Ratio of net investment income to average net assets      4.11%            4.17%           4.36%
Portfolio turnover rate                                    53%              94%              80%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.80%            0.77%           0.84%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.




Nations Intermediate Municipal
Bond Fund                                          For a Share outstanding throughout each year

                                                            Year             Year
                                                           ended             ended
Primary A Shares                                          03/31/01         03/31/00#
Operating performance:
Net asset value, beginning of year                      $   9.78       $ 10.30
Net investment income                                       0.47          0.47
Net realized and unrealized gain/(loss) on
 investments                                                0.37         (0.50)
Net increase/(decrease) in net asset value from
 operations                                                0.84          (0.03)
Distributions:
Dividends from net investment income                      (0.47)         (0.47)
Distributions from net realized capital gains                 --         (0.02)
Total dividends and distributions                         (0.47)         (0.49)
Net asset value, end of year                           $  10.15        $  9.78
Total return++                                             8.81%         (0.27)%
==================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                      $1,196,121     $849,966
Ratio of operating expenses to average net assets         0.50%(a)       0.50%(a)
Ratio of net investment income to average net
 assets                                                   4.73%          4.75%
Portfolio turnover rate                                     17%          30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.68%          0.70%



                                                           Year             Year             Year
                                                           ended            ended            ended
Primary A Shares                                         03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of year                   $ 10.30          $ 10.01          $ 10.03
Net investment income                                   0.47             0.48             0.48
Net realized and unrealized gain/(loss) on
 investments                                            0.07             0.33            (0.02)
Net increase/(decrease) in net asset value from
 operations                                             0.54             0.81             0.46
Distributions:
Dividends from net investment income                   (0.47)           (0.48)           (0.48)
Distributions from net realized capital gains          (0.07)           (0.04)              --
Total dividends and distributions                      (0.54)           (0.52)           (0.48)
Net asset value, end of year                         $ 10.30          $ 10.30          $ 10.01
Total return++                                          5.33%            8.20%            4.63%
===============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $918,367         $867,154         $108,204
Ratio of operating expenses to average net assets      0.50%(a)          0.50%(a)         0.50%(a)
Ratio of net investment income to average net
 assets                                                4.55%            4.65%             4.74%
Portfolio turnover rate                                40%              47%              21%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.68%            0.74%             0.81%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Municipal Income Fund                      For a Share outstanding throughout each year

                                                                Year             Year
                                                                ended            ended
Primary A Shares                                              03/31/01#        03/31/00#
Operating performance:
Net asset value, beginning of year                        $ 10.69          $ 11.48
Net investment income                                        0.56             0.54
Net realized and unrealized gain/(loss) on investments       0.45            (0.78)
Net increase/(decrease) in net asset value from
 operations                                                  1.01            (0.24)
Distributions:
Dividends from net investment income                        (0.56)           (0.54)
Distributions from net realized capital gains                 --             (0.01)
Total dividends and distributions                           (0.56)           (0.55)
Net asset value, end of year                              $ 11.14          $ 10.69
Total return++                                               9.80%           (2.08)%
===================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                        $881,611         $552,650
Ratio of operating expenses to average net assets            0.60%(a)         0.60%(a)
Ratio of net investment income to average net assets         5.13%            4.99%
Portfolio turnover rate                                     18%              36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               0.79%            0.82%



                                                                Year             Year             Year
                                                                ended            ended            ended
Primary A Shares                                              03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of year                        $ 11.46          $ 10.89          $ 10.84
Net investment income                                        0.54             0.57             0.59
Net realized and unrealized gain/(loss) on investments       0.07             0.62             0.05
Net increase/(decrease) in net asset value from
 operations                                                  0.61             1.19             0.64
Distributions:
Dividends from net investment income                        (0.54)           (0.57)           (0.59)
Distributions from net realized capital gains               (0.05)           (0.05)              --
Total dividends and distributions                           (0.59)           (0.62)           (0.59)
Net asset value, end of year                              $ 11.48          $ 11.46          $ 10.89
Total return++                                               5.42%           11.12%            6.03%
===================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                        $635,629         $456,485         $77,260
Ratio of operating expenses to average net assets            0.60%(a)         0.60%(a)         0.60%(a)
Ratio of net investment income to average net assets         4.71%            4.97%            5.41%
Portfolio turnover rate                                     11%              38%              25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               0.80%            0.84%            0.91%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]

             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.

[GRAPHIC]
         Terms used in this prospectus

 Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.


 Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.


 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.


 Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.


 Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.


 Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).


 Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.


 Commercial paper - a short-term corporate obligation. Commercial paper is typically considered a money market instrument.


 Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.


 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.


 Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.


 CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 CSFB Global High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.


 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.


 Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.


 Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

 Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.


 Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.


 Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.


 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.


 Fixed income security - an intermediate to long-term debt security that matures in more than one year.


 Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principle place of business, the source of its revenues or other factors.


 Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.


 Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.


 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.


 Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.


 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

 High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.


 Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.


 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.


 Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to three years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Lehman Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Lehman Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Lehman Intermediate Government/Corporate Bond Index - an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.


 Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.


 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.


 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.


 MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.


 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.


 NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.


 Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.


 Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.


 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.


 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.


 Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.


 Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.


 Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.


 Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide low-risk returns and can allow a fund to remain fully invested.


 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.


 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.


 Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 S&P/BARRA Value Index(1) - an unmanaged index of a subset of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 S&P MidCap 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 S&P SmallCap 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 S&P SuperComposite 1500(1) - an unmanaged index created by Standard & Poors combining the companies represented in three other indices -- the S&P 500, MidCap 400, and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.


 Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.


 Settlement date - the date on which an order is settled either by payment or delivery of securities.

 Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.


 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.


 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.


 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.


 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.


 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.


 (1)S&P and BARRA have not reviewed any stock included in the S&P SuperComposite 1500, S&P 500, S&P SmallCap 600, S&P MidCap 400 Index or BARRA Value Index for its investment merit. S&P and BARRA determine and calculate their indices independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indices to track stock market performance. S&P and BARRA make no guarantees about the indices, any data included in them and the suitability of the indices or their data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

[GRAPHIC]
         Where to find more information


 You'll find more information about Nations Funds Stock, International/Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds in the following documents:



        Annual and semi-annual reports
        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.



[GRAPHIC]
        Statement of Additional Information
        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:


        By telephone: 1.800.321.7854


        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255


        On the Internet: www.nations-funds.com


        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
Nations Fund Trust, 811-04305
Nations Fund, Inc., 811-04614
Nations Reserves, 811-6030
Nations Funds Trust, 811-09645


COMPROPA-8/01

                                                            [NATIONS FUNDS LOGO]

[GRAPHIC]
Money Market Funds
-------------------
Primary A Shares



Prospectus
August 1, 2001

Nations Prime Fund


Nations
Treasury Fund


Nations
Government
Money Market
Fund


Nations
Tax Exempt Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

------------------
Not FDIC Insured
May Lose Value
No Bank Guarantee
------------------

An overview of the Funds
--------------------------------------------------------------------------------

[GRAPHIC]



             Terms used in this prospectus


             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


[GRAPHIC]



             You'll find Terms used in
             this prospectus on page 30.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.


             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 This prospectus offers Primary A Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts for which they act as a fiduciary, agent or custodian. Please turn to Buying, selling and exchanging shares for more information about who is eligible to buy this class of shares.


 About the Funds

 The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

 Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

 Are these Funds right for you?

 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Money Market Funds may be suitable for you if:

  o you're looking for a relatively low risk investment with stability of principal

  o you have short-term income needs

 They may not be suitable for you if:

  o you're looking for higher returns

  o you're more comfortable with bank deposits that are FDIC-insured

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

 For more information

 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]

             Banc of America Advisors, LLC

             Banc of America Advisors, LLC (BA Advisors) is the investment adviser to each of the Funds. BA Advisors is responsible for the overall management and supervision of the investment management of each Fund. BA Advisors and Nations Funds have engaged a sub-adviser -- Banc of America Capital Management, LLC (BACAP), which is responsible for the day-to-day investment decisions for each of the Funds.


[GRAPHIC]



               You'll find more about
               BA Advisors and BACAP
               starting on page 19.

[GRAPHIC]

    About the Funds

Nations Prime Fund                                   4
Sub-adviser: BACAP
-------------------------------------------------------
Nations Treasury Fund                                7
Sub-adviser: BACAP
-------------------------------------------------------
Nations Government Money Market Fund                10
Sub-adviser: BACAP
-------------------------------------------------------
Nations Tax Exempt Fund                             14
Sub-adviser: BACAP
-------------------------------------------------------
Other important information                         18
-------------------------------------------------------
How the Funds are managed                           19



[GRAPHIC]

    About your investment

Information for investors
  Buying, selling and exchanging shares             22
  Distributions and taxes                           25
------------------------------------------------------
Financial highlights                                27
------------------------------------------------------
Terms used in this prospectus                       30
------------------------------------------------------
Where to find more information              back cover

[GRAPHIC]



             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]

               You'll find more about
               BACAP on page 20.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.


[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization (NRSRO) or is considered to be of comparable quality.

     Nations Prime Fund


[GRAPHIC]


        Investment objective

        The Fund seeks the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



[GRAPHIC]

        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 The Fund will only buy first-tier securities. These securities include primarily:

  o commercial paper

  o bank obligations

  o short-term debt securities, including instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  o short-term taxable municipal securities

  o repurchase agreements secured by first-tier securities or U.S. government obligations


 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.


 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.



[GRAPHIC]

        Risks and other things to consider

        Nations Prime Fund has the following risks:

         o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

         o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.



[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.


[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*

        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[Bar Chart Appears Here]
With following plot points



1991      1992      1993      1994      1995      1996      1997      1998      1999      2000
6.32%     3.79%     3.14%     4.19%     5.96%     5.37%     5.55%     5.50%     5.13%     6.38%

           * Year-to-date return as of June 30, 2001:  2.57%


  Best and worst quarterly returns during this period
  Best: 1st quarter 1991:                1.77%
  Worst: 2nd quarter 1993:               0.76%


  Average annual total return as of December 31, 2000

                                                              Since
                       1 year      5 years     10 years     inception*
  Primary A Shares       6.38%        5.58%       5.13%        5.94%


        * The inception date of Primary A Shares is December 15, 1986.

[GRAPHIC]


             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]


        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees
       (Fees paid directly from your investment)             Primary A Shares
        Maximum sales charge (load) imposed on purchases           none
        Maximum deferred sales charge (load)                       none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                            0.20%
        Other expenses                                             0.13%
                                                                 ------
        Total annual Fund operating expenses                       0.33%
        Fee waivers and/or reimbursements                         (0.03)%
                                                                 ------
        Total net expenses(2)                                      0.30%
                                                                 ======


      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

           o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o you reinvest all dividends and distributions in the Fund

           o your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year     3 years     5 years     10 years
  Primary A Shares        $31        $103        $182        $415

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]


               You'll find more about
               BACAP on page 20.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.


     Nations Treasury Fund

[GRAPHIC]

        Investment objective

        The Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC]


        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 The Fund will only buy first-tier securities. These securities include primarily:

  o U.S. Treasury obligations

  o repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations

  o obligations whose principal and interest are backed by the U.S. government


 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

[GRAPHIC]

             First-tier securities


             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.

 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.


 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Treasury Fund has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.


[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*

        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[Bar Chart Appears Here]
With following plot points


1991      1992      1993      1994      1995      1996      1997      1998      1999      2000
5.95%     3.64%     2.89%     3.98%     5.77%     5.23%     5.39%     5.30%     4.84%     6.07%

              * Year-to-date return as of June 30, 2001:  2.42%


        Best and worst quarterly returns during this period
        Best: 1st quarter 1991:                    1.66%
        Worst: 2nd, 3rd and 4th quarters 1993:     0.71%


        Average annual total return as of December 31, 2000


                                                                Since
                         1 year      5 years     10 years     inception*
  Primary A Shares        6.07%        5.36%       4.90%        5.68%


        * The inception date of Primary A Shares is December 15, 1986.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees
        (Fees paid directly from your investment)            Primary A Shares

        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.20%
        Other expenses                                            0.13%
                                                                ------
        Total annual Fund operating expenses                      0.33%
        Fee waivers and/or reimbursements                        (0.03)%
                                                                ------
        Total net expenses(2)                                     0.30%
                                                                ======


      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

           o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o you reinvest all dividends and distributions in the Fund

           o your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year     3 years     5 years     10 years
  Primary A Shares       $31        $103        $182        $415

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]

               You'll find more about
               BACAP on page 20.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.


[GRAPHIC]



             First-tier securities


             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.

 Nations Government Money Market Fund


[GRAPHIC]



        Investment objective

        The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.


[GRAPHIC]



        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.


 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.


[GRAPHIC]


        Risks and other things to consider

        Nations Government Money Market Fund has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury securities, which for most states is free from state income tax, but will be subject to federal tax. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.


[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*

        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[Bar Chart Appears Here]
With following plot points


1991      1992      1993      1994      1995      1996      1997      1998      1999      2000
5.69%     3.47%     2.96%     4.04%     5.74%     5.19%     5.33%     5.25%     4.90%     6.20%

              * Year-to-date return as of June 30, 2001:  2.55%

        Best and worst quarterly returns during this period

        Best: 3rd and 4th quarters 2000:      1.60%
        Worst: 1st and 2nd quarters 1993:     0.72%


        Average annual total return as of December 31, 2000


                                                                Since
                         1 year      5 years     10 years     inception*
  Primary A Shares        6.20%        5.37%       4.87%        4.89%

        *The inception date of Primary A Shares is December 3, 1990.

[GRAPHIC]


             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees
        (Fees paid directly from your investment)             Primary A Shares

        Maximum sales charge (load) imposed on purchases            none
        Maximum deferred sales charge (load)                        none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                             0.20%
        Other expenses                                              0.16%
                                                                   ------
        Total annual Fund operating expenses                        0.36%
        Fee waivers and/or reimbursements                          (0.06)%
                                                                   ------
        Total net expenses(2)                                       0.30%
                                                                   ======


      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year     3 years     5 years     10 years
  Primary A Shares        $31        $110        $196        $450

[GRAPHIC]


             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Tax-Exempt Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]

               You'll find more about
               BACAP on page 20.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.
[GRAPHIC]

             First-tier securities


             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.

 Nations Tax Exempt Fund


[GRAPHIC]


        Investment objective

        The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.



[GRAPHIC]



        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. The Fund normally invests at least 80% of its assets in municipal securities, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.


 The Fund may invest up to 20% of its assets in:

    o municipal securities that finance private projects, called private activity bonds

    o money market instruments, including repurchase agreements

 The Fund may also invest in instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.


 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

    o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

    o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

    o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Tax Exempt Fund has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax. Shares of Nations Tax Exempt Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.


[GRAPHIC]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



        Year by year total return (%) as of December 31 each year*

        The bar chart shows you how the performance of the Fund's Primary A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[Bar Chart Appears Here]
With following plot points

1991      1992      1993      1994      1995      1996      1997      1998      1999      2000
4.15%     2.58%     2.24%     2.71%     3.71%     3.31%     3.49%     3.29%     3.09%     3.94%

              * Year-to-date return as of June 30, 2001:  1.59%

 Best and worst quarterly returns during this period

  Best: 1st quarter 1991:            1.10%
  Worst: 1st quarter 1993:           0.53%


        Average annual total return as of December 31, 2000


                                                                Since
                         1 year      5 years     10 years     inception*
  Primary A Shares        3.94%        3.42%       3.25%        3.77%


        * The inception date of Primary A Shares is March 14, 1988.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees
        (Fees paid directly from your investment)             Primary A Shares

        Maximum sales charge (load) imposed on purchases            none
        Maximum deferred sales charge (load)                        none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                             0.20%
        Other expenses                                              0.13%
                                                                  ------
        Total annual Fund operating expenses                        0.33%
        Fee waivers and/or reimbursements                          (0.03)%
                                                                   ------
        Total net expenses(2)                                       0.30%
                                                                  ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Primary A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o you reinvest all dividends and distributions in the Fund

           o your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year     3 years     5 years     10 years
  Primary A Shares        $31        $103        $182        $415

[GRAPHIC]

         Other important information


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

     o Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       o must maintain an average dollar-weighted maturity of 90 days or less

       o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a first-tier security for up to three business days

       o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier or second-tier securities.

     o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

     o Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

[GRAPHIC]


         How the Funds are managed


[GRAPHIC]

             Banc of America Advisors, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BA Advisors is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

 BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.


 The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:



 Annual investment advisory fee, as a % of average daily net assets


                                             Maximum     Actual fee
                                            advisory      paid last
                                               fee       fiscal year

  Nations Prime Fund                          0.20%        0.19%
  Nations Treasury Fund                       0.20%        0.19%
  Nations Government Money Market Fund        0.20%        0.16%
  Nations Tax Exempt Fund                     0.20%        0.18%

 Investment sub-adviser

 Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

    o change, add or terminate one or more sub-advisers;

    o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

    o materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.


[GRAPHIC]

             Banc of America
             Capital Management, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, LLC

 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.


 Currently managing more than $125 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 60 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.


 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.


Fund                                       BACAP Team
  Nations Prime Fund                       Taxable Money Market Management Team
  Nations Treasury Fund                    Taxable Money Market Management Team
  Nations Government Money Market Fund     Taxable Money Market Management Team
  Nations Tax Exempt Fund                  Tax-Exempt Money Market Management Team

[GRAPHIC]



             Stephens Inc.


             111 Center Street
             Little Rock, Arkansas 72201


             The financial institution or intermediary that buys shares for you is also referred to as a selling or servicing agent. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.

 Other service providers

 The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer.


 BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


 BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.



[GRAPHIC]

             PFPC Inc.


             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[GRAPHIC]


             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.


[GRAPHIC]

         Buying, selling and exchanging shares



 This prospectus offers Primary A Shares of the Funds. Here are some general rules about this class of shares:

 o Primary A Shares are available to certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they act as a fiduciary, agent or custodian. These include:

   o Bank of America and certain of its affiliates

   o certain other financial institutions and intermediaries, including financial planners and investment advisers

   o institutional investors

   o charitable foundations

   o endowments

   o other funds in the Nations Funds Family

 o The minimum initial investment is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to purchase or hold Primary A Shares.

 o There is no minimum amount for additional investments.

 o There are no sales charges for buying, selling or exchanging these shares.


 You'll find more information about buying, selling and exchanging Primary A Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.


 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

[GRAPHIC]

             A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. The Money Market Funds reserve the right to close early on business days preceding national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.


             Either the Federal Reserve Bank of New York or the NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and
             Christmas Day.

 How shares are priced

 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

   o 3:00 p.m. Eastern time each business day for each share class of Nations Prime Fund and Nations Treasury Fund

   o 12:00 noon Eastern time each business day for each share class of Nations Government Money Market Fund and Nations Tax Exempt Fund

 First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.


 Valuing securities in a Fund

 The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.


 How orders are processed

 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

   o 3:00 p.m. Eastern time for Nations Prime Fund and Nations Treasury Fund

   o 12:00 noon Eastern time for Nations Government Money Market Fund and Nations Tax Exempt Fund

 Orders received after these times will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.



[GRAPHIC]

             The net asset value per share is the price of a share calculated by a Fund every business day.


[GRAPHIC]


        Buying shares


        Here are some general rules for buying shares:

          o You buy Primary A Shares at net asset value per share.

          o If we don't receive payment by 4:00 p.m. Eastern time on the business day Stephens, PFPC or their agents receive the order (unless the Fund closes early), we'll refuse the order. We'll return any payment received for orders that we refuse.

          o Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your payment on time. Telephone orders may be difficult to complete during periods of significant economic or market change.

          o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

          o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[GRAPHIC]



        Selling shares

        Here are some general rules for selling shares:

          o We normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order.

          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

          o Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if a financial institution or intermediary tells us to sell your shares under arrangements it has made with you

          o under certain other circumstances allowed under the 1940 Act


[GRAPHIC]


             You should make sure you understand the investment objective and policies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]



        Exchanging shares


        You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.


        Here's how exchanges work:

          o You can exchange Primary A Shares of a Fund for Primary A Shares of any other Nations Fund.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make exchanges into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges that you can make within a specified period of time.


          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (currently 60 days for a material change or cancellation).

[GRAPHIC]



         Distributions and taxes

[GRAPHIC]



             The power of compounding


             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however that you'll earn more money if you reinvest your distributions.

 About distributions

 A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


 A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.


 Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year.


 Nations Prime Fund and Nations Treasury Fund declare distributions of net investment income at 3:00 p.m. Eastern time each business day. Nations Government Money Market Fund and Nations Tax Exempt Fund declare distributions of net investment income at 12:00 noon Eastern time each business day. The Funds pay these distributions monthly.


 Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.


 Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.


 If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

[GRAPHIC]


             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.


[GRAPHIC]

               For more information about
               taxes, please see the SAI.


 How taxes affect your investment

 Distributions of net investment income, any net short-term capital gain and certain other items generally are taxable to you as ordinary income.


 Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any Fund distributions when determining their taxable income.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared to shareholders of record in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.


 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


 Nations Tax Exempt Fund

 In general, you will not be subject to federal income tax on distributions by Nations Tax Exempt Fund of its tax-exempt interest income. These distributions, however, may be subject to state, local and other taxes. A portion of these distributions may also be subject to the federal alternative minimum tax.


 Although the Fund does not intend to earn any taxable income or capital gain, any distributions of taxable income or capital gain generally are subject to tax.


 U.S. government obligations

 If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and individual income taxes. Distributions you receive that come from interest each Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.


 Withholding tax

 We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o the IRS informs us that you're otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.


 Taxation of redemptions and exchanges

 As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.


[GRAPHIC]


         Financial highlights


 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


 This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Prime Fund         For a Share outstanding throughout each year


                                               Year ended          Year ended
Primary A Shares                                03/31/01            03/31/00
Operating performance:
Net asset value, beginning of year               $ 1.00              $ 1.00
Net investment income                             0.0621              0.0522
Distributions:
Dividends from net investment income             (0.0621)            (0.0522)
Total dividends and distributions                (0.0621)            (0.0522)
Net asset value, end of year                    $ 1.00              $ 1.00
Total return++                                    6.39%               5.34%
====================================================================================
Ratio to average net assets/supplemental data:
Net assets, end of year (in 000's)               $3,969,896          $2,742,001
Ratio of operating expenses to average net
 assets                                           0.30%(a)            0.30%(a)
Ratio of net investment income to average net
 assets                                           6.19%               5.21%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   0.33%(a)            0.35%(a)



                                               Year ended              Year ended      Year ended
Primary A Shares                                 03/31/99              03/31/98        03/31/97
Operating performance:
Net asset value, beginning of year               $ 1.00                $    1.00       $    1.00
Net investment income                             0.0521                   0.0547          0.0520
Distributions:
Dividends from net investment income             (0.0521)                (0.0547)        (0.0520)
Total dividends and distributions                (0.0521)                (0.0547)        (0.0520)
Net asset value, end of year                    $ 1.00                $    1.00       $    1.00
Total return++                                    5.34%                    5.61%           5.34%
=====================================================================================================
Ratio to average net assets/supplemental data:
Net assets, end of year (in 000's)               $3,153,372            $2,852,555      $2,533,688
Ratio of operating expenses to average net
 assets                                           0.30%(a)                 0.30%           0.30%
Ratio of net investment income to average net
 assets                                           5.21%                    5.48%           5.21%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   0.34%(a)                 0.35%           0.35%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.




Nations Treasury Fund      For a Share outstanding throughout each year

                                                Year ended          Year ended
Primary A Shares                                  03/31/01            03/31/00
Operating performance:
Net asset value, beginning of year                $ 1.00              $ 1.00
Net investment income                              0.0593              0.0493
Distributions:
Dividends from net investment income              (0.0593)            (0.0493)
Total dividends and distributions                 (0.0593)            (0.0493)
Net asset value, end of year                      $ 1.00              $ 1.00
Total return++                                     6.09%               5.04%
========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                $613,119            $503,511
Ratio of operating expenses to average net
 assets                                            0.30%(a)            0.30%(a)
Ratio of net investment income to average net
 assets                                            5.91%               4.90%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    0.33%(a)            0.35%(a)



                                                 Year ended         Year ended       Year ended
Primary A Shares                                  03/31/99           03/31/98         03/31/97
Operating performance:
Net asset value, beginning of year                $ 1.00               $  1.00        $    1.00
Net investment income                              0.0499                0.0531           0.0509
Distributions:
Dividends from net investment income              (0.0499)             (0.0531)         (0.0509)
Total dividends and distributions                 (0.0499)             (0.0531)         (0.0509)
Net asset value, end of year                      $ 1.00               $  1.00        $    1.00
Total return++                                     5.10%                 5.43%            5.22%
====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                $766,456             $615,185       $1,345,585
Ratio of operating expenses to average net
 assets                                            0.30%(a)              0.30%            0.30%
Ratio of net investment income to average net
 assets                                            5.01%                 5.31%            5.09%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    0.35%(a)              0.35%            0.35%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Money
Market Fund                For a Share outstanding throughout each year


                                                Year ended          Year ended
Primary A Shares                                 03/31/01            03/31/00
Operating performance:
Net asset value, beginning of year                $ 1.00              $ 1.00
Net investment income                              0.0610              0.0501
Distributions:
Dividends from net investment income              (0.0610)            (0.0501)
Total dividends and distributions                 (0.0610)            (0.0501)
Net asset value, end of year                     $ 1.00              $ 1.00
Total return++                                     6.27%               5.12%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                $360,758            $270,879
Ratio of operating expenses to average net
 assets                                            0.30%(a)            0.30%(a)
Ratio of net investment income to average net
 assets                                            6.09%               5.06%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    0.36%(a)            0.44%(a)



                                                Year ended            Year ended    Year ended
Primary A Shares                                 03/31/99              03/31/98      03/31/97
Operating performance:
Net asset value, beginning of year                $ 1.00               $  1.00       $  1.00
Net investment income                              0.0497                0.0524        0.0503
Distributions:
Dividends from net investment income              (0.0497)             (0.0524)      (0.0503)
Total dividends and distributions                 (0.0497)             (0.0524)      (0.0503)
Net asset value, end of year                     $ 1.00               $  1.00       $  1.00
Total return++                                     5.08%                 5.39%         5.18%
================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                $275,677             $217,506      $299,395
Ratio of operating expenses to average net
 assets                                            0.30%(a)              0.30%         0.30%
Ratio of net investment income to average net
 assets                                            4.97%                 5.25%         5.03%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    0.58%(a)              0.59%         0.57%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.




Nations Tax Exempt Fund    For a Share outstanding throughout each year

                                                     Year ended      Year ended
Primary A Shares                                      03/31/01        03/31/00
Operating performance:
Net asset value, beginning of year                  $    1.00       $    1.00
Net investment income                                   0.0383          0.0321
Distributions:
Dividends from net investment income                  (0.0383)        (0.0321)
Total dividends and distributions                     (0.0383)        (0.0321)
Net asset value, end of year                       $    1.00       $    1.00
Total return++                                          3.89%           3.26%
=================================================   ==========      ==========
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                  $2,383,067      $2,037,742
Ratio of operating expenses to average net
 assets                                                 0.30%           0.30%
Ratio of net investment income to average net
 assets                                                 3.80%           3.20%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                         0.33%           0.42%



                                                Year ended          Year ended        Year ended
Primary A Shares                                 03/31/99            03/31/98          03/31/97
Operating performance:
Net asset value, beginning of year                $ 1.00              $ 1.00                $    1.00
Net investment income                              0.0312              0.0345                   0.0324
Distributions:
Dividends from net investment income              (0.0312)            (0.0345)                (0.0324)
Total dividends and distributions                 (0.0312)            (0.0345)                (0.0324)
Net asset value, end of year                     $ 1.00              $ 1.00                $    1.00
Total return++                                     3.17%               3.48%                    3.29%
======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                $2,132,148          $2,001,083            $1,184,313
Ratio of operating expenses to average net
 assets                                            0.30%(a)            0.30%(a)                 0.30%
Ratio of net investment income to average net
 assets                                            3.11%               3.43%                    3.25%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                    0.55%(a)            0.56%(a)                 0.55%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]

             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.


[GRAPHIC]

          Terms used in this prospectus

 Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Commercial paper - a money market instrument issued by a large company.

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as Standard & Poor's Corporation and Moody's Investor Services, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large affect on the fund.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Settlement date - the date on which an order is settled either by payment or delivery of securities.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

[GRAPHIC]

         Where to find more information


 You'll find more information about Nations Money Market Funds in the following documents:

        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]

        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:


        By telephone: 1.800.321.7854


        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255


        On the Internet: www.nations-funds.com


        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
Nations Fund Trust, 811-04305
Nations Fund, Inc., 811-04614
MMPROPA -- 8/01


[Nations Funds]

[GRAPHIC]

Prospectus
Primary B Shares
August 1, 2001

Index Fund

Nations Managed Index Fund

Government Bond Fund

Nations Short-Intermediate Government Fund

Money Market Funds

Nations Prime Fund

Nations Treasury Fund

Nations Government Money Market Fund

Nations Tax Exempt Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-------------------
 Not FDIC Insured
-------------------
  May Lose Value
-------------------
 No Bank Guarantee
-------------------

[NATIONS FUNDS LOGO]

An overview of the Funds
--------------------------------------------------------------------------------

[GRAPHIC]
             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

[GRAPHIC]
               You'll find Terms used in
               this prospectus on page 43.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N. A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

This booklet, which is called a prospectus, tells you about some Nations Funds Index, Government Bond and Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

About the Funds
Each type of Fund has a different investment focus:

  o the Index Fund invests primarily in equity securities that are included in the S&P 500. While maintaining the industry and risk characteristics of the index, the Fund varies the number, type and weighting of its holdings from those of the index to try to provide higher returns.

  o the Government Bond Fund focuses on the potential to earn income by investing primarily in fixed income securities.

  o the Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

The Funds also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk.

Fixed income securities have the potential to provide you increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on the money market funds may be lower than the return on other kinds of mutual funds or investments.

In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

Choosing the right Funds for you
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Index Fund focuses on long-term growth. It may be suitable for you if:

  o you have longer-term investment goals

  o it's part of a balanced portfolio

  o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

It may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

The Government Bond Fund focuses on the potential to earn income. It may be suitable for you if:

  o you're looking for income

  o you have longer-term investment goals

It may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with fixed income securities

The Money Market Funds may be suitable for you if:

  o you're looking for a relatively low risk investment with stability of principal

  o you have short-term income needs

They may not be suitable for you if:

  o you're looking for higher returns

  o you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 5.

For more information
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]
             Banc of America Advisors, LLC

             Banc of America Advisors, LLC (BA Advisors) is the investment adviser to each of the Funds. BA Advisors is responsible for the overall management and supervision of the investment management of each Fund. BA Advisors and Nations Funds have engaged a sub-adviser -- Banc of America Capital Management, LLC (BACAP), which is responsible for the day-to-day investment decisions for each of the Funds.

[GRAPHIC]
               You'll find more about
               BA Advisors and BACAP
               starting on page 28.

[GRAPHIC]
About the Funds

Nations Managed Index Fund                               5
Sub-adviser: BACAP
----------------------------------------------------------
Nations Short-Intermediate Government Fund               9
Sub-adviser: BACAP
----------------------------------------------------------
Nations Prime Fund                                      13
Sub-adviser: BACAP
----------------------------------------------------------
Nations Treasury Fund                                   16
Sub-adviser: BACAP
----------------------------------------------------------
Nations Government Money Market Fund                    19
Sub-adviser: BACAP
----------------------------------------------------------
Nations Tax Exempt Fund                                 22
Sub-adviser: BACAP
----------------------------------------------------------
Other important information                             26
----------------------------------------------------------
How the Funds are managed                               28

[GRAPHIC]
About your investment

Information for investors
  Buying, selling and exchanging shares                 31
  How selling and servicing agents are paid             35
  Distributions and taxes                               36
----------------------------------------------------------
Financial highlights                                    39
----------------------------------------------------------
Terms used in this prospectus                           43
----------------------------------------------------------
Where to find more information                  back cover

     Nations Managed Index Fund

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 29.

[GRAPHIC]
             What is a managed index fund?

             A managed index fund is designed to deliver the industry and risk characteristics of its benchmark with the benefits of relatively low costs and active investment management.

             With a managed index fund, the team may take advantage of individual asset selection from a variety of instruments that are expected to generate returns in excess of the S&P 500.

             There is no assurance that active management will result in a higher return than the index.

[GRAPHIC]
  Investment objective

  The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

[GRAPHIC]
  Principal investment strategies

  The Fund normally invests at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500, convertible securities that are convertible into stocks included in that index, and other derivatives whose economic returns are, by design, closely equivalent to the returns of the S&P 500 or its components. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

The team tries to maintain a portfolio that matches the industry and risk characteristics of the S&P 500. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

In selecting investments for the Fund, the team uses quantitative analysis to evaluate the attractiveness of each potential investment. The team may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the S&P 500 and/or reducing portfolio volatility relative to the S&P 500.

In addition, the team believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.

The team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

The team uses various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

  o may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

  o may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions

While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.

[GRAPHIC]
  Risks and other things to consider

  Nations Managed Index Fund has the following risks:

  o Investment strategy risk - The team chooses stocks that it believes have the potential for higher total returns than the S&P 500. There is a risk that the returns of these investments will not exceed those of the S&P 500, or will fall.

  o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

  o Futures risk - This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

  o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

[GRAPHIC]
A look at the Fund's performance

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

Year by year total return (%) as of December 31 each year*
The bar chart shows you how the performance of the Fund's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1998      1999       2000
26.01%    17.13%    -11.39%

*Year-to-date return as of June 30, 2001: -5.54%

Best and worst quarterly returns during this period

Best: 4th quarter 1998:             20.87%
Worst: 3rd quarter 1998:            -10.74%

Average annual total return as of December 31, 2000
The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                           Since
                            1 year       inception*
Primary B Shares            -11.39%        9.99%
S&P 500                      -9.10%       13.72%

*The inception date of Primary B Shares is September 4, 1997. The return for the index shown is from that date.

[GRAPHIC]
             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   Shareholder fees                                      Primary B
   (Fees paid directly from your investment)               Shares

   Maximum sales charge (load) imposed on purchases         none
   Maximum deferred sales charge (load)                     none

   Annual Fund operating expenses(1)
   (Expenses that are deducted from the Fund's assets)

   Management fees                                          0.40%
   Shareholder administration fees                          0.60%
   Other expenses                                           0.29%
                                                           ------
   Total annual Fund operating expenses                     1.29%
   Fee waivers and/or reimbursements                       (0.29)%
                                                           ------
   Total net expenses(2)                                    1.00%
                                                           ======

(1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

(2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:

  o you invest $10,000 in Primary B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

  o you reinvest all dividends and distributions in the Fund

  o your investment has a 5% return each year

  o the Fund's operating expenses remain the same as shown in the table above

  o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years
  Primary B Shares     $102       $380        $679        $1,530

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's
             sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 29.

[GRAPHIC]
             U.S. government securities

             This Fund invests most of its assets in securities that are U.S. government issued or guaranteed. This means the Fund is generally not subject to credit risk, but it could earn less income than funds that invest in other kinds of fixed income securities.

[GRAPHIC]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

Nations Short-Intermediate Government Fund

[GRAPHIC]
  Investment objective

  The Fund seeks high current income consistent with modest fluctuation of principal.

[GRAPHIC]
  Principal investment strategies

  The Fund invests almost all of its assets in U.S. government obligations and repurchase agreements relating to these obligations. It may invest in mortgage-related securities issued or backed by the U.S. government, its agencies or instrumentalities, or corporations.

The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.

When selecting individual investments, the team:

  o looks at a fixed income security's potential to generate both income and price appreciation

  o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

  o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

  o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important information and in the SAI.

[GRAPHIC]
  Risks and other things to consider

  Nations Short-Intermediate Government Fund has the following risks:

  o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

  o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

  o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

  o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

  o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

  o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC]
             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

[GRAPHIC]
  A look at the Fund's performance

  The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

  Year by year total return (%) as of December 31 each year*
  The bar chart shows you how the performance of the Fund's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1997      1998      1999      2000
6.87%     6.23%     0.07%     9.01%

*Year-to-date return as of June 30, 2001: 3.00%

Best and worst quarterly returns during this period

Best: 4th quarter 2000:             3.63%
Worst: 2nd quarter 1999:            -0.75%

Average annual total return as of December 31, 2000
The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Government Bond Index, an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. The index is not available for investment.

                                                            Since
                                              1 year      inception*
Primary B Shares                               9.01%        5.72%
Lehman Intermediate Government Bond Index     10.47%        6.90%

*The inception date of Primary B Shares is June 28, 1996. The return for the index shown is from that date.

[GRAPHIC]
             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
  What it costs to invest in the Fund
  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   Shareholder fees                                     Primary B
   (Fees paid directly from your investment)             Shares

   Maximum sales charge (load) imposed on purchases       none
   Maximum deferred sales charge (load)                   none

   Annual Fund operating expenses(1)
   (Expenses that are deducted from the Fund's assets)

   Management fees                                        0.30%
   Shareholder adminstration fees                         0.60%
   Other expenses                                         0.29%
                                                        ------
   Total annual Fund operating expenses                   1.19%
   Fee waivers and/or reimbursements                     (0.10)%
                                                        ------
   Total net expenses(2)                                  1.09%
                                                        ======

(1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

(2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:

  o you invest $10,000 in Primary B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

  o you reinvest all dividends and distributions in the Fund

  o your investment has a 5% return each year

  o the Fund's operating expenses remain the same as shown in the table above

  o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year     3 years     5 years     10 years
  Primary B Shares     $111       $368        $645        $1,434

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 29.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization (NRSRO) or is considered to be of comparable quality.

Nations Prime Fund

[GRAPHIC]
  Investment objective

  The Fund seeks the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC]
  Principal investment strategies

  The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  o commercial paper

  o bank obligations

  o short-term debt securities, including instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  o short-term taxable municipal securities

  o repurchase agreements secured by first-tier securities or U.S. government obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.

[GRAPHIC]
  Risks and other things to consider
  Nations Prime Fund has the following risks:

  o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

  o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]
  A look at the Fund's performance

  The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


  Year by year total return (%) as of December 31 each year*
  The bar chart shows you how the performance of the Fund's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1995      1996      1997      1998      1999      2000
5.68%     5.08%     5.28%     5.24%     4.87%     6.11%


*Year-to-date return as of June 30, 2001: 2.45%

Best and worst quarterly returns during this period

Best: 4th quarter 2000:            1.58%
Worst: 2nd quarter 1999:           1.13%

Average annual total return as of December 31, 2000

                                              Since
                    1 year      5 years     inception*
Primary B Shares     6.11%        5.31%       5.31%

*The inception date of Primary B Shares is June 16, 1994.

[GRAPHIC]
             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   Shareholder fees                                     Primary B
   (Fees paid directly from your investment)             Shares

   Maximum sales charge (load) imposed on purchases       none
   Maximum deferred sales charge (load)                   none

   Annual Fund operating expenses(1)
   (Expenses that are deducted from the Fund's assets)

   Management fees                                        0.20%
   Shareholder servicing fees                             0.25%
   Other expenses                                         0.13%
                                                        ------
   Total annual Fund operating expenses                   0.58%
   Fee waivers and/or reimbursements                     (0.03)%
                                                        ------
   Total net expenses(2)                                  0.55%
                                                        ======

(1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

(2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:

  o you invest $10,000 in Primary B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

  o you reinvest all dividends and distributions in the Fund

  o your investment has a 5% return each year

  o the Fund's operating expenses remain the same as shown in the table above

  o the waivers and /or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year     3 years     5 years     10 years
Primary B Shares     $56        $183        $321        $723

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 29.

             This Fund, like all money market funds, is subject to certain investment restrictions. These are described in Other important information.

[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.

Nations Treasury Fund

[GRAPHIC]
  Investment objective

  The Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC]
  Principal investment strategies

  The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  o U.S. Treasury obligations

  o repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations

  o obligations whose principal and interest are backed by the U.S. government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other important
               information and in the SAI.

[GRAPHIC]
   Risks and other things to consider
   Nations Treasury Fund has the following risks:

  o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

  o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]
  A look at the Fund's performance

  The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

  Year by year total return (%) as of December 31 each year*
  The bar chart shows you how the performance of the Fund's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1995      1996      1997      1998      1999      2000
5.49%     4.98%     5.12%     5.04%     4.58%     5.81%

*Year-to-date return as of June 30, 2001: 2.30%

Best and worst quarterly returns during this period

Best: 4th quarter 2000:               1.52%
Worst: 1st and 2nd quarters 1999:     1.07%

Average annual total return as of December 31, 2000

                                                    Since
                          1 year      5 years     inception*
Primary B Shares           5.81%        5.10%       5.09%


        *The inception date of Primary B Shares is June 16, 1994.

[GRAPHIC]
             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  Shareholder fees                                     Primary B
  (Fees paid directly from your investment)             Shares

  Maximum sales charge (load) imposed on purchases       none
  Maximum deferred sales charge (load)                   none

  Annual Fund operating expenses(1)
  (Expenses that are deducted from the Fund's assets)

  Management fees                                        0.20%
  Shareholder servicing fees                             0.25%
  Other expenses                                         0.13%
                                                       ------
  Total annual Fund operating expenses                   0.58%
  Fee waivers and/or reimbursements                     (0.03)%
                                                       ------
  Total net expenses(2)                                  0.55%
                                                       ======

(1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

(2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:

  o you invest $10,000 in Primary B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

  o you reinvest all dividends and distributions in the Fund

  o your investment has a 5% return each year

  o the Fund's operating expenses remain the same as shown in the table above

  o the waivers and /or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year     3 years     5 years     10 years
Primary B Shares     $56        $183        $321        $723

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 29.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.

Nations Government Money Market Fund

[GRAPHIC]
  Investment objective

  The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

[GRAPHIC]
  Principal investment strategies
  The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other important
               information and in the SAI.

[GRAPHIC]
  Risks and other things to consider
  Nations Government Money Market Fund has the following risks:


  o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

  o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

  o Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury securities, which for most states is free from state income tax, but will be subject to federal tax. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]
  A look at the Fund's performance

  The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

  Year by year total return (%) as of December 31 each year* The bar chart shows you how the performance of the Fund's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1995      1996      1997      1998      1999      2000
5.46%     4.94%     5.07%     4.98%     4.64%     5.93%

*Year-to-date return as of June 30, 2001: 2.42%

Best and worst quarterly returns during this period

Best: 3rd quarter 2000:            1.54%
Worst: 2nd quarter 1999:           1.08%

Average annual total return as of December 31, 2000

                                              Since
                    1 year      5 years     inception*
Primary B Shares     5.93%        5.11%       5.12%

*The inception date of Primary B Shares is June 16, 1994.

[GRAPHIC]
             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   Shareholder fees                                      Primary B
   (Fees paid directly from your investment)              Shares

   Maximum sales charge (load) imposed on purchases       none
   Maximum deferred sales charge (load)                   none

   Annual Fund operating expenses(1)
   (Expenses that are deducted from the Fund's assets)

   Management fees                                        0.20%
   Shareholder servicing fees                             0.25%
   Other expenses                                         0.16%
                                                        ------
   Total annual Fund operating expenses                   0.61%
   Fee waivers and/or reimbursements                     (0.06)%
                                                        ------
   Total net expenses(2)                                  0.55%

(1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

(2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:

  o you invest $10,000 in Primary B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

  o you reinvest all dividends and distributions in the Fund

  o your investment has a 5% return each year

  o the Fund's operating expenses remain the same as shown in the table above

  o the waivers and /or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year     3 years     5 years     10 years
Primary B Shares     $56        $189        $334        $756

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Tax-Exempt Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 29.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.

Nations Tax Exempt Fund

[GRAPHIC]
  Investment objective

  The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.

[GRAPHIC]
  Principal investment strategies

  The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


The Fund will only buy first-tier securities. The Fund normally invests at least 80% of its assets in municipal securities, which pay interest that is free from federal income tax and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

The Fund may invest up to 20% of its assets in:

  o municipal securities that finance private projects, called private activity bonds

  o money market instruments, including repurchase agreements


The Fund may also invest in instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.

[GRAPHIC]
  Risks and other things to consider
  Nations Tax Exempt Fund has the following risks:

  o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

  o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

  o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

  o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax. Shares of Nations Tax Exempt Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]
  A look at the Fund's performance

  The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

  Year by year total return (%) as of December 31 each year*
  The bar chart shows you how the performance of the Fund's Primary B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1995      1996      1997      1998      1999      2000
3.42%     3.06%     3.23%     3.03%     2.83%     3.68%

*Year-to-date return as of June 30, 2001: 1.46%

Best and worst quarterly returns during this period

Best: 2nd and 4th quarters 2000:     0.97%
Worst: 1st quarter 1999:             0.61%


Average annual total return as of December 31, 2000

                                              Since
                    1 year      5 years     inception*
Primary B Shares     3.68%        3.17%       3.17%

*The inception date of Primary B Shares is June 16, 1994.

[GRAPHIC]
             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

What it costs to invest in the Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

   Shareholder fees                                    Primary B
   (Fees paid directly from your investment)             Shares

   Maximum sales charge (load) imposed on purchases       none
   Maximum deferred sales charge (load)                   none

   Annual Fund operating expenses(1)
   (Expenses that are deducted from the Fund's assets)

   Management fees                                        0.20%
   Shareholder servicing fees                             0.25%
   Other expenses                                         0.13%
                                                        ------
   Total annual Fund operating expenses                   0.58%
   Fee waivers and/or reimbursements                     (0.03)%
                                                        ------
   Total net expenses(2)                                  0.55%
                                                        ======

(1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

(2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:

  o you invest $10,000 in Primary B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

  o you reinvest all dividends and distributions in the Fund

  o your investment has a 5% return each year

  o the Fund's operating expenses remain the same as shown in the table above

  o the waivers and /or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 year     3 years     5 years     10 years
Primary B Shares     $56        $183        $321        $723

[GRAPHIC]
  Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 5. The following are some other risks and information you should consider before you invest:

  o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

  o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

  o Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest up to 25% of their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

  o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

  o Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

  o Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration, sub-transfer agency and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

  o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rate for each Fund in Financial highlights.

  o Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

  o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

  o must maintain an average dollar-weighted maturity of 90 days or less

  o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a first-tier security for up to three business days

  o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier or second-tier securities.

[GRAPHIC]
         How the Funds are managed

[GRAPHIC]
             Banc of America Advisors, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

Investment adviser
BA Advisors is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to each Fund.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year after waivers and/or reimbursements:

Annual investment advisory fee, as a % of average daily net assets

                                                Maximum     Actual fee
                                               advisory      paid last
                                                 fee       fiscal year

  Nations Managed Index Fund                     0.40%        0.21%
  Nations Short-Intermediate Government Fund     0.30%        0.30%
  Nations Prime Fund                             0.20%        0.19%
  Nations Treasury Fund                          0.20%        0.19%
  Nations Government Money Market Fund           0.20%        0.16%
  Nations Tax Exempt Fund                        0.20%        0.18%

Investment sub-adviser
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  o change, add or terminate one or more sub-advisers;

  o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  o materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[GRAPHIC]
             Banc of America
             Capital Management, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

Banc of America Capital Management, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $125 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 60 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                      BACAP Team

 Nations Managed Index Fund              Quantitative Strategies Team
 Nations Short-Intermediate
 Government Fund                         Fixed Income Management Team
 Nations Prime Fund                      Taxable Money Market Management Team
 Nations Treasury Fund                   Taxable Money Market Management Team
 Nations Government Money Market Fund    Taxable Money Market Management Team
 Nations Tax Exempt Fund                 Tax-Exempt Money Market Management Team

[GRAPHIC]
             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

Other service providers
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly, as follows:

  Index Fund             0.23%
  Government Bond Fund   0.22%
  Money Market Funds     0.10%

The Funds also pay shareholder administration and shareholder servicing fees to BA Advisors or financial institutions for providing services to investors.

[GRAPHIC]
             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]
             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

[GRAPHIC]
  Buying, selling and exchanging shares

This prospectus offers Primary B Shares of the Funds. Here are some general rules about this class of shares:

  o Primary B Shares are generally available only to financial institutions and intermediaries that sign an account with us or Stephens. These include:

  o Bank of America and certain of its affiliates

  o brokerage firms

  o other financial institutions

     o The minimum initial investment is $1,000.

     o There is no minimum amount for additional investments.

     o There are no sales charges for buying, selling or exchanging these shares.

You'll find more information about buying, selling and exchanging Primary B Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

[GRAPHIC]
             For Nations Managed Index Fund and Nations Short-Intermediate Government Fund, a business day is:

             o any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

             For Nations Money Market Funds, a business day is:

             o any day that the Federal Reserve Bank of New York and the NYSE are open. The Money Market Funds reserve the right to close early on business days preceding national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.

             Either the Federal Reserve Bank of New York or the NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

How shares are priced
All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  o 4:00 p.m. Eastern time each business day for each class of Nations Managed Index Fund and Nations Short-Intermediate Government Fund

  o 3:00 p.m. Eastern time each business day for each share class of Nations Prime Fund and Nations Treasury Fund

  o 12:00 noon Eastern time each business day for each share class of Nations Government Money Market Fund and Nations Tax Exempt Fund

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the money market funds, we can't guarantee that we will be able to do so.

Valuing securities in a Fund
The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, we'll base the price of a security on its fair value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less and to value the assets in the Money Market Funds.

How orders are processed
Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  o 4:00 p.m. Eastern time for Nations Managed Index Fund and Nations Short-Intermediate Government Fund

  o 3:00 p.m. Eastern time for Nations Prime Fund and Nations Treasury Fund

  o 12:00 noon Eastern time for Nations Government Money Market Fund and Nations Tax Exempt Fund

Orders received after these times will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

[GRAPHIC]
             The net asset value per share is the price of a share calculated by a Fund every business day.

[GRAPHIC]
  Buying shares

        Here are some general rules for buying shares:

          o You buy Primary B Shares at net asset value per share.

          o If we don't receive payment for an order to buy shares of Nations Managed Index Fund or Nations Short-Intermediate Government Fund within three business days of receiving the order, we'll refuse the order. We'll return any payment received for orders that we refuse.

          o We'll process orders for Money Market Funds only if we receive payment in federal funds by 4:00 p.m. Eastern time on the business day Stephens, PFPC or their agents receive the order (unless the Fund closes early). Otherwise, we'll cancel the order.

          o Financial institutions and intermediaries are responsible for sending orders to us and for ensuring that we receive your money on time.

          o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

          o Financial institutions and intermediaries are responsible for recording the beneficial ownership of the shares of their clients, and for reporting this ownership on account statements they send to their clients.

[GRAPHIC]
  Selling shares

        Here are some general rules for selling shares:

          o We normally send the sale proceeds by Fedwire by the following times:

          o within three business days after Stephens, PFPC or their agents receive your order to sell shares of Nations Managed Index Fund and Nations Short-Intermediate Government Fund

          o on the same business day that Stephens, PFPC or their agents receive your order to sell shares of the Money Market Funds.

          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o Financial institutions and intermediaries are responsible for sending orders to us and for depositing the sale proceeds to your account on time.

          o Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your plan administrator.

        We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if a financial institution or intermediary tells us to sell your shares under arrangements made with you

          o under certain other circumstances allowed under the 1940 Act

[GRAPHIC]
             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]
  Exchanging shares

  You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk change.

  Here's how exchanges work:

          o You can exchange Primary B Shares of a Fund for Primary B Shares of any other Nations Fund.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make exchanges into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.

          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

[GRAPHIC]
             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling or servicing agent. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.

             Your selling agent may charge other fees for services provided to your account.

[GRAPHIC]
  How selling and servicing agents are paid


Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

Shareholder administration and servicing fees
BA Advisors, its affiliates and/or financial institutions and intermediaries may receive a maximum annual shareholder administration fee of 0.60% of the average daily net assets of Primary B Shares of Nations Managed Index Fund and Nations Short-Intermediate Government Fund under a shareholder administration plan and a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Primary B Shares of the Money Market Funds under a shareholder servicing plan.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to eligible financial institutions for as long as the plan continues. We may reduce or discontinue payments at any time.

Other compensation
Selling and servicing agents may also receive non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investments, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]
         Distributions and taxes

[GRAPHIC]
             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

     About distributions
     A mutual fund can make money two ways:

          o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

          o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their federal income and capital gain to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Nations Managed Index Fund and Nations Short-Intermediate Government Fund distribute any net realized capital gain at least once a year. Although the Money Market Funds do not expect to realize any capital gain, any capital gain realized by a money market fund will be distributed at least once a year.

All of the Funds distribute net investment income monthly. The Money Market Funds declare distributions of net investment income each business day, and pay them monthly.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.

We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

If you buy shares of Nations Managed Index Fund or Nations Short-Intermediate Government Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]
             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

[GRAPHIC]
               For more information about
               taxes, please see the SAI.

How taxes affect your investment
Distributions that come from net investment income, any net short-term capital gain and certain other items generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

Distributions that come from net long-term capital gain generally are taxable to you as net long-term capital gain.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared to shareholders of record in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

Nations Tax Exempt Fund
In general, you will not be subject to federal income tax on distributions by Nations Tax Exempt Fund attributed to its tax-exempt interest income. These distributions, however, may be subject to state, local and other taxes. A portion of these distributions may also be subject to the federal alternative minimum tax.

Although the Fund does not intend to earn any taxable income or capital gain, any distributions of taxable income or capital gain generally are subject to tax.

U.S. government obligations
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and individual income taxes. Distributions you receive that come from interest each Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

Withholding tax
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o the IRS informs us that you're otherwise subject to backup withholding

The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

Taxation of redemptions and exchanges
Your redemptions (including redemptions paid in securities) and exchanges of Nations Managed Index Fund and Nations Short-Intermediate Government Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

As long as a Money Market Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of a Fund.

[GRAPHIC]
         Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Managed Index Fund           For a Share outstanding through each period

                                                    Year ended        Year ended        Year ended        Period ended
Primary B Shares                                     03/31/01#          03/31/00#         03/31/99#          03/31/98*
Operating performance:
Net asset value, beginning of period                  $22.16              $19.38           $17.11             $14.52
Net investment income                                  0.04                0.06              0.09              0.14
Net realized and unrealized gain/(loss) on
 investments                                          (4.49)               2.78              2.41              2.73
Net increase/(decrease) in net asset value from
 operations                                           (4.45)               2.84              2.50              2.87
Distributions:
Dividends from net investment income                  (0.03)              (0.06)            (0.08)            (0.13)
Distributions from net realized capital gains         (2.69)                --              (0.15)            (0.15)
Total dividends and distributions                     (2.72)              (0.06)            (0.23)            (0.28)
Net asset value, end of period                        $14.99              $22.16           $19.38             $17.11
Total return++                                       (21.90)%             14.70%            14.78%            18.24%
========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $5                  $6                $4                $3
Ratio of operating expenses to average net assets   1.00%(a)(b)         1.00%(a)(b)        1.00%(a)         1.00%+(a)(b)
Ratio of net investment income to average net
 assets                                                0.17%              0.30%             0.53%              0.76%+
Portfolio turnover rate                                 97%                64%               35%                30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.30%(a)            1.32%(a)          1.33%(a)          1.30%+(a)

  *   Managed Index Fund Primary B Shares commenced operations on September 4,
      1997.
  +   Annualized.
  ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
  # Per share net investment income has been calculated using the monthly average shares method.
  (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
  (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Short-Intermediate
Government Fund                   For a Share outstanding throughout each period

                                                Year ended   Year ended    Year ended    Year ended     Period ended
Primary B Shares                                 03/31/01     03/31/00      03/31/99#     03/31/98       03/31/97*#
Operating performance:
Net asset value, beginning of period              $3.94        $4.10         $4.12          $3.99          $4.02
Net investment income                              0.21         0.21          0.21           0.21           0.16
Net realized and unrealized gain/(loss) on
 investments                                       0.21        (0.16)        (0.02)          0.13          (0.03)
Net increase/(decrease) in net asset value from
 operations                                        0.42         0.05          0.19           0.34           0.13
Distributions:
Dividends from net investment income              (0.21)       (0.21)        (0.21)         (0.21)         (0.16)
Total dividends and distributions                 (0.21)       (0.21)        (0.21)         (0.21)         (0.16)
Net asset value, end of period                   $4.15        $3.94         $4.10          $4.12          $3.99
Total return ++                                   11.01%        1.23%         4.61%          8.74%          3.31%
=======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)               $141         $200          $273          $261          $16,980
Ratio of operating expenses to average net
 assets                                           1.09%(a)     0.99%(a)      0.93%(a)       0.96%        0.98%+(a)(b)
Ratio of net investment income to average net
 assets                                            5.27%        5.20%         5.01%         5.18%          5.38%+
Portfolio turnover rate                            108%         177%          242%           538%           529%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   1.19%(a)     1.25%(a)      1.38%(a)       1.16%         1.18%+(a)

  * Short-Intermediate Government Fund Primary B Shares commenced operations on June 28, 1996.
  +   Annualized.
  ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
  # Per share net investment income has been calculated using the monthly average shares method.
  (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
  (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Prime Fund                  For a Share outstanding throughout each year

                                            Year ended       Year ended        Year ended      Year ended      Year ended
Primary B Shares                             03/31/01         03/31/00          03/31/99        03/31/98        03/31/97
Operating performance:
Net asset value, beginning of year            $1.00            $1.00             $1.00           $1.00           $1.00
Net investment income                         0.0596           0.0497            0.0496          0.0522          0.0495
Distributions:
Dividends from net investment income         (0.0596)         (0.0497)          (0.0496)        (0.0522)         (0.0495)
Total dividends and distributions            (0.0596)         (0.0497)          (0.0496)        (0.0522)         (0.0495)
Net asset value, end of year                 $1.00            $1.00             $1.00           $1.00           $1.00
Total return++                                6.13%             5.08%            5.08%           5.34%           5.05%
=========================================================================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)           $70,012           $83,730           $81,649         $8,132         $184,021
Ratio of operating expenses to average net
  assets                                      0.55%(a)        0.55%(a)           0.55%(a)         0.55%           0.55%
Ratio of net investment income to average
  net assets                                  5.94%             4.96%             4.96%           5.23%           4.96%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                              0.58%(a)        0.60%(a)           0.59%(a)         0.60%          0.60%

  ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
  (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Treasury Fund               For a Share outstanding throughout each year

                                            Year ended       Year ended        Year ended      Year ended     Year ended
Primary B Shares                             03/31/01         03/31/00          03/31/99        03/31/98      03/31/97
Operating performance:
Net asset value, beginning of year           $1.00             $1.00             $1.00            $1.00          $1.00
Net investment income                        0.0568            0.0468            0.0474           0.0506         0.0484
Distributions:
Dividends from net investment income        (0.0568)          (0.0468)          (0.0474)         (0.0506)       (0.0484)
Total dividends and distributions           (0.0568)          (0.0468)          (0.0474)         (0.0506)       (0.0484)
Net asset value, end of year                 $1.00             $1.00             $1.00            $1.00           $1.00
Total return++                               5.83%             4.78%             4.84%            5.18%           4.96%
=============================================================================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)          $12,249           $11,496            $20,315        $11,764         $55,170
Ratio of operating expenses to average net
  assets                                     0.55%(a)          0.55%(a)          0.55%(a)         0.55%          0.55%
Ratio of net investment income to average
  net assets                                 5.66%             4.65%              4.76%           5.06%          4.84%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.58%(a)          0.60%(a)          0.60%(a)         0.60%          0.60%

  ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
  (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Money
Market Fund                         For a Share outstanding throughout each year

                                            Year ended       Year ended        Year ended      Year ended      Year ended
Primary B Shares                             03/31/01         03/31/00          03/31/99        03/31/98        03/31/97
Operating performance:
Net asset value, beginning of year            $1.00             $1.00            $1.00           $1.00           $1.00
Net investment income                          0.0585          0.0475            0.0472         0.0499           0.0478
Distributions:
Dividends from net investment income         (0.0585)          (0.0475)         (0.0472)       (0.0499)         (0.0478)
Total dividends and distributions            (0.0585)          (0.0475)         (0.0472)       (0.0499)         (0.0478)
Net asset value, end of year                  $1.00             $1.00            $1.00           $1.00           $1.00
Total return++                                 6.00%            4.86%            4.82%           5.12%            4.93%
===========================================================================================================================
Ratios to average net assets/supplemental
 data:                                                                          $1,298          $1,812          $19,450
Net assets, end of year (in 000's)            $255              $583
Ratio of operating expenses to average net                                      0.55%(a)         0.55%           0.55%
 assets                                       0.55%(a)         0.55%(a)
Ratio of net investment income to average                                        4.72%           5.00%           4.78%
 net assets                                   5.84%             4.81%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                               0.61%(a)         0.69%(a)          0.83%(a)         0.84%          0.82%

  ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
  (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Tax Exempt Fund             For a Share outstanding throughout each year

                                            Year ended       Year ended        Year ended      Year ended      Year ended
Primary B Shares                             03/31/01         03/31/00          03/31/99        03/31/98         03/31/97
Operating performance:
Net asset value, beginning of year            $1.00            $1.00             $1.00           $1.00           $1.00
Net investment income                         0.0358           0.0296            0.0288         0.0320           0.0300
Distributions:
Dividends from net investment income         (0.0358)         (0.0296)          (0.0288)        (0.0320)        (0.0300)
Total dividends and distributions            (0.0358)         (0.0296)          (0.0288)        (0.0320)        (0.0300)
Net asset value, end of year                  $1.00            $1.00             $1.00           $1.00            $1.00
Total return++                                 3.63%            3.00%             2.91%          3.22%            3.04%
============================================================================================================================
Ratios to average net assets/supplemental
 data:
Net assets, end of year (in 000's)           $3,120           $6,835            $10,236         $8,726           $13,151
Ratio of operating expenses to average net
 assets                                       0.55%            0.55%            0.55%(a)        0.55%(a)         0.55%
Ratio of net investment income to average
 net assets                                   3.55%            2.95%             2.86%          3.18%            3.00%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                               0.58%            0.67%             0.80%(a)       0.81%(a)          0.80%

  ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
  (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]
             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.

[GRAPHIC]
         Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

Commercial paper - a short-term corporate obligation. Commercial paper is typically considered a money market instrument.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

CSFB Global High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principle place of business, the source of its revenues or other factors.

Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to three years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Intermediate Government/Corporate Bond Index - an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide low-risk returns and can allow a fund to remain fully invested.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/BARRA Value Index(1) - an unmanaged index of a subset of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P MidCap 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SmallCap 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

S&P SuperComposite 1500(1) - an unmanaged index created by Standard & Poors combining the companies represented in three other indices -- the S&P 500, MidCap 400, and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)S&P and BARRA have not reviewed any stock included in the S&P SuperComposite 1500, S&P 500, S&P SmallCap 600, S&P MidCap 400 Index or BARRA Value Index for its investment merit. S&P and BARRA determine and calculate their indices independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indices to track stock market performance. S&P and BARRA make no guarantees about the indices, any data included in them and the suitability of the indices or their data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[GRAPHIC]
         Where to find more information

You'll find more information about Nations Funds Index, Government Bond and Money Market Funds in the following documents:

        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]
        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.321.7854

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
Nations Fund Trust, 811-04305
Nations Fund, Inc., 811-04614

COMPROPB-8/01

[NATIONS FUNDS LOGO]

[GRAPHIC OMITTED]


Prospectus
Investor A, B and C Shares
August 1, 2001

Stock Funds
Nations Convertible Securities Fund
Nations Asset Allocation Fund
Nations Equity Income Fund
Nations Classic Value Fund
Nations Value Fund
Nations Blue Chip Fund
Nations Strategic Growth Fund
Nations Marsico Growth & Income Fund
Nations Capital Growth Fund
Nations Aggressive Growth Fund
Nations Marsico Focused Equities Fund
Nations MidCap Growth Fund
Nations Marsico 21st Century Fund
Nations Small Company Fund
Nations Financial Services Fund

International/Global Stock Funds
Nations Global Value Fund
Nations International Value Fund
Nations International Equity Fund
Nations Marisco International Opportunities Fund
Nations Emerging Markets Fund


Index Funds
Nations LargeCap Index Fund
Nations MidCap Index Fund
Nations SmallCap Index Fund
Nations Managed Index Fund

Government & Corporate Bond Funds
Nations Short-Term Income Fund
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Intermediate Bond Fund
Nations Bond Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund


Municipal Bond Funds
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-------------------
Not FDIC Insured
-------------------
May Lose Value
-------------------
No Bank Guarantee
-------------------

[NATIONS FUNDS LOGO]

An overview of the Funds
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


[GRAPHIC OMITTED]

               You'll find Terms used in
               this prospectus on page 260.


             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.


             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about five types of Nations Funds -- Stock, International/Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

     About the Funds
     Each type of Fund has a different investment focus:

     o Stock Funds invest primarily in equity securities of U.S. companies. Within the Stock Funds category is Nations Asset Allocation Fund. This Fund invests in a mix of equity and fixed income securities, as well as money market instruments.

     o International Stock Funds invest primarily in equity securities of companies outside the U.S.

     o The Global Stock Fund invests primarily in equity securities of U.S. and non-U.S. companies.

     o Index Funds focus on long-term growth. Except for Nations Managed Index Fund, they all seek to match the industry and risk characteristics of a specific stock market index, like the S&P 500, by investing primarily in the equity securities that are included in the index. While maintaining the characteristics of the index, Nations Managed Index Fund varies the number, type and weighting of its holdings from those of the index to try to provide higher returns.

     o Government & Corporate Bond Funds focus on the potential to earn income by investing primarily in fixed income securities.

     o Municipal Bond Funds focus on the potential to earn income that is generally free from federal income tax by investing primarily in municipal securities.

 The Funds also have different risk/return characteristics because they invest in different kinds of securities.

 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

 Fixed income securities and municipal securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities and municipal securities.

 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

 Choosing the right Funds for you
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Stock, International/Global Stock and Index Funds all focus on long-term growth. They may be suitable for you if:

     o you have longer-term investment goals

     o they're part of a balanced portfolio

     o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time


     They may not be suitable for you if:

     o you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

     o you have short-term investment goals

     o you're looking for a regular stream of income

 The Government & Corporate Bond and Municipal Bond Funds focus on the potential to earn income. They may be suitable for you if:

     o you're looking for income

     o you have longer-term investment goals

 The Municipal Bond Funds may be suitable if you also want to reduce taxes on your investment income.

 The Government & Corporate Bond and Municipal Bond Funds may not be suitable for you if:

     o you're not prepared to accept or are unable to bear the risks associated with fixed income securities

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 7.

 For more information
 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

             Banc of America Advisors, LLC

             Banc of America Advisors, LLC (BA Advisors) is the investment adviser to each of the Funds. BA Advisors is responsible for the overall management and supervision of the investment management of each Fund. BA Advisors and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.

[GRAPHIC OMITTED]

               You'll find more about
               BA Advisors and the
               sub-advisers starting
               on page 173.

[GRAPHIC OMITTED]
About the Funds
Nations Convertible Securities Fund                           7
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Asset Allocation Fund                                12
Sub-advisers: Banc of America Capital Management, LLC and
Chicago Equity Partners, LLC
----------------------------------------------------------
Nations Equity Income Fund                                   18
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Classic Value Fund                                   23
Sub-adviser: Brandes Investment Partners, L.P.
----------------------------------------------------------
Nations Value Fund                                           27
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Blue Chip Fund                                       32
Sub-adviser: Chicago Equity Partners, LLC
----------------------------------------------------------
Nations Strategic Growth Fund                                37
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Marsico Growth & Income Fund                         42
Sub-adviser: Marsico Capital Management, LLC
----------------------------------------------------------
Nations Capital Growth Fund                                  47
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Aggressive Growth Fund                               52
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Marsico Focused Equities Fund                        57
Sub-adviser: Marsico Capital Management, LLC
----------------------------------------------------------
Nations MidCap Growth Fund                                   62
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Marsico 21st Century Fund                            67
Sub-adviser: Marsico Capital Management, LLC
----------------------------------------------------------
Nations Small Company Fund                                   71
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Financial Services Fund                              77
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------

Nations Global Value Fund
Sub-adviser: Brandes Investment Partners, L.P.                    81
--------------------------------------------------------------
Nations International Value Fund                                  85
Sub-adviser: Brandes Investment Partners, L.P.
--------------------------------------------------------------
Nations International Equity Fund                                 90
Sub-advisers: Gartmore Global Partners, INVESCO Global Asset
Management (N.A.), Inc. and Putnam Investment Management LLC
--------------------------------------------------------------
Nations Marsico International Opportunities Fund                  95
Sub-adviser: Marsico Capital Management, LLC
--------------------------------------------------------------
Nations Emerging Markets Fund                                     99
Sub-adviser: Gartmore Global Partners
--------------------------------------------------------------
Nations LargeCap Index Fund                                      104
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations MidCap Index Fund                                        108
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations SmallCap Index Fund                                      111
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations Managed Index Fund                                       115
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations Short-Term Income Fund                                   119
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations Short-Intermediate Government Fund                       124
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations Government Securities Fund                               129
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations Intermediate Bond Fund                                   135
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations Bond Fund                                                141
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations Strategic Income Fund                                    146
Sub-adviser: Banc of America Capital Management, LLC
--------------------------------------------------------------
Nations High Yield Bond Fund                                     152
Sub-adviser: MacKay Shields LLC
--------------------------------------------------------------

Nations Short-Term Municipal Income Fund                 156
Sub-adviser: Banc of America Capital Management, LLC
------------------------------------------------------
Nations Intermediate Municipal Bond Fund                 161
Sub-adviser: Banc of America Capital Management, LLC
------------------------------------------------------
Nations Municipal Income Fund                            166
Sub-adviser: Banc of America Capital Management, LLC
------------------------------------------------------
Other important information                              171
------------------------------------------------------   ---
How the Funds are managed                                173

[GRAPHIC OMITTED]
    About your investment
Information for investors
  Choosing a share class                                     187
    About Investor A Shares                                  189
      Front-end sales charge                                 189
      Contingent deferred sales charge                       191
    About Investor B Shares                                  191
      Contingent deferred sales charge                       191
    About Investor C Shares                                  195
      Contingent deferred sales charge                       195
    When you might not have to pay a sales charge            195
  Buying, selling and exchanging shares                      199
    How orders are processed                                 201
  How selling and servicing agents are paid                  207
  Distributions and taxes                                    209
---------------------------------------------------
Financial highlights                                         213
---------------------------------------------------
Terms used in this prospectus                                260
---------------------------------------------------
Where to find more information                        back cover

[GRAPHIC OMITTED]

             About the sub-adviser

             Banc of America Capital Management, LLC (BACAP) is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]

               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]

             What are convertible securities?

             Convertible securities, which include convertible bonds and convertible preferred stocks, can be exchanged for common stock at a specified rate. The common stock it converts to is called the "underlying" common stock.


             Convertible securities typically:

                  o have higher income potential than the underlying common
                    stock

                  o are affected less by changes in the stock market than the underlying common stock

                  o have the potential to increase in value if the value of the underlying common stock increases

 Nations Convertible Securities Fund

[GRAPHIC OMITTED]

        Investment objective

        The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in convertible securities mostly issued by U.S. issuers. The Fund may invest up to 15% of its assets in Eurodollar convertible securities.

 Most convertible securities are not investment grade. The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

 The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.

 When identifying individual investments, the team evaluates a number of factors, including:

      o the issuer's financial strength and revenue outlook

      o earnings trends, including changes in earnings estimates

      o the security's conversion feature and other characteristics


 The team tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.


[GRAPHIC OMITTED]

        Risks and other things to consider

        Nations Convertible Securities Fund has the following risks:

         o Investment strategy risk - The team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


         o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC OMITTED]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

        38.24%     21.34%     22.71%     -5.85%     24.11%     19.45%
        ------     ------     ------     ------     ------     ------
         1991       1992       1993       1994       1995       1996


        21.96%     6.58%     26.76%    14.86%
        ------     -----     ------    ------
         1997      1998       1999      2000

        *Year-to-date return as of June 30, 2001: -5.31%

        Best and worst quarterly returns during this period

  Best: 1st quarter 1991:     17.59%
  Worst: 3rd quarter 1998:    -9.41%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the CSFB Convertible Securities Index, a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.

                                                                         Since
                                       1 year    5 years    10 years   inception*
        Investor A Shares               8.23%    16.33%      17.75%     15.71%
        Investor B Shares               9.62%       --          --      14.48%
        Investor C Shares              13.22%       --          --      16.58%
        CSFB Convertible Securities    -7.83%    13.21%      14.72%     10.73%
           Index

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are September 25, 1987, July 15, 1998 and October 21, 1996, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                      Investor A    Investor B    Investor C
(Fees paid directly from your investment)               Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                               5.75%          none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                        none(1)       5.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.65%          0.65%        0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%          1.00%        1.00%
        Other expenses                                  0.35%          0.35%        0.35%
                                                       -----          -----       ------
        Total annual Fund operating expenses            1.25%          2.00%        2.00%
                                                       =====          =====       ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $695       $949        $1,223      $2,002
  Investor B Shares     $703       $927        $1,278      $2,134
  Investor C Shares     $303       $627        $1,078      $2,327

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                       1 year     3 years     5 years     10 years
  Investor B Shares     $203       $627        $1,078      $2,134
  Investor C Shares     $203       $627        $1,078      $2,327

[GRAPHIC OMITTED]

             About the sub-advisers

             This Fund is managed by two sub-advisers: BACAP and Chicago Equity Partners, LLC (Chicago Equity). Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the equity portion of the Fund. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the fixed income and money market portions of the Fund.


[GRAPHIC OMITTED]

               You'll find more about
               BACAP and Chicago
               Equity, starting on
               page 176.

[GRAPHIC OMITTED]

             What is an asset
             allocation fund?

             This asset allocation fund invests in a mix of equity and fixed income securities, and cash equivalents.

             Each of these "asset classes" has different risk/return characteristics. The portfolio management team changes the mix based on its assessment of the expected risks and returns of each class.

             Asset allocation funds like this one can provide a diversified asset mix for you in a single investment.

 Nations Asset Allocation Fund

[GRAPHIC OMITTED]

        Investment objective

        The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.


[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

 The equity securities the Fund invests in are primarily common stock of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The fixed income securities the Fund invests in are primarily investment grade bonds and notes; however, the Fund may invest up to 10% of its total assets in high yield debt securities. The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

 In the fixed income portion of its portfolio, the Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in an underlying asset.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

 For the equity portion of the Fund, the team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 2000 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

         o changes in actual and expected earnings

         o unexpected changes in earnings

         o price-to-earnings ratio

         o dividend discount model

         o price-to-cash flow

 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P SuperComposite 1500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.

 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]

             You'll find more about other risks of investing in this Fund in Other important information and in the SAI.

[GRAPHIC OMITTED]

        Risks and other things to consider

        Nations Asset Allocation Fund has the following risks:

         o Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


         o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

         o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

         o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

         o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

         o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             The information about the performance for the period prior to June 8, 2001, reflects performance information for a predecessor fund which was reorganized into the Fund on June 8, 2001. The predecessor fund had an identical investment objective and principal investment strategies.

[GRAPHIC OMITTED]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

        26.90%     15.66%     21.38%     21.09%     11.11%     -0.75%
        ------     ------     ------     ------     ------     ------
         1995       1996       1997       1998       1999       2000

        *Year-to-date return as of June 30, 2001: -3.93%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:             12.77%
  Worst: 3rd quarter 1998:            -4.34%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the indices do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. The indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. The indices are not available for investment.

                                                                     Since
                                         1 year       5 years      inception*
        Investor A Shares                -6.47%       12.05%        12.10%
        Investor B Shares                -6.09%          --          4.40%
        Investor C Shares                -2.39%          --         11.97%
        S&P 500                          -9.10%       18.33%        17.91%
        Lehman Aggregate Bond Index      11.63%        6.46%         6.56%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are January 18, 1994, July 15, 1998 and November 11, 1996, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                      Investor A    Investor B    Investor C
(Fees paid directly from your investment)               Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                5.75%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                         none(1)       5.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                  0.65%         0.65%         0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                   0.25%         1.00%         1.00%
        Other expenses                                   0.35%         0.35%         0.35%
                                                        -----         -----        ------
        Total annual Fund operating expenses             1.25%         2.00%         2.00%
                                                        =====         =====        ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years
  Investor A Shares     $695       $949        $1,223      $2,002
  Investor B Shares     $703       $927        $1,278      $2,134
  Investor C Shares     $303       $627        $1,078      $2,327

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                       1 year     3 years     5 years     10 years
  Investor B Shares     $203       $627        $1,078      $2,134
  Investor C Shares     $203       $627        $1,078      $2,327

[GRAPHIC OMITTED]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]

               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]

             Why invest in an equity income fund?

             Equity income funds are generally considered to be a more conservative equity investment because they invest in large, well-established companies that pay regular dividends. These companies tend to be less volatile than other kinds of companies.

 Nations Equity Income Fund


[GRAPHIC OMITTED]

        Investment objective

        The Fund seeks current income and growth of capital by investing in companies with above-average dividend yields.

[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund normally invests in 60 to 85 companies with an average market capitalization of at least $3 billion. The Fund seeks to provide a higher yield than the S&P 500. The Fund generally invests at least 65% of its assets in common stocks that pay dividends and that are listed on a national exchange or are traded on an established over-the-counter market.


 The Fund may invest up to 20% of its assets in convertible securities, including registered investment companies that invest in convertible securities. The Fund may also invest up to 5% of its assets in real estate investment trusts.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team evaluates the overall economy, industry conditions and the financial conditions and management of each company, using a process called fundamental analysis, to identify stocks of attractive companies. When selecting investments, the team looks at, among other things:

         o value characteristics like earnings yield and cash flow

         o growth potential for a company's stock price and earnings

         o current income yield and the potential for growth in income


 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

         o may limit the number of buy and sell transactions it makes

         o will try to sell shares that have the lowest tax burden on shareholders

         o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, when there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing in
               this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]

        Risks and other things to consider

        Nations Equity Income Fund has the following risks:

         o Investment strategy risk - The team chooses stocks that it believes have the potential for dividend growth and capital appreciation. There is a risk that dividend payments and the value of these investments will not rise as high as the team expects, or will fall.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Real estate investment trust risk - Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

         o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

         o Investment in other Nations Funds - The Fund may pursue its convertible securities strategy by investing in Nations Convertible Securities Fund, rather than directly in convertible securities. BA Advisors and its affiliates are entitled to receive fees from Nations Convertible Securities Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Nations Equity Income Fund for services provided directly. BA Advisors and its affiliates may waive fees which they are entitled to receive from either Fund.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC OMITTED]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE]

        9.77%  12.47  -1.29%  27.35%  19.61%   25.72%   3.25%   2.63%   -10.76%
        -----  -----  ------  ------  ------   ------   -----   -----   -------
        1992   1993    1994    1995    1996     1997    1998    1999     2000

        *Year-to-date return as of June 30, 2001: -6.26%


        Best and worst quarterly returns during this period

  Best:  4th quarter 1998:            14.21%
  Worst: 3rd quarter 1998:           -14.55%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.


                                                      Since
                           1 year       5 years     inception*
  Investor A Shares      -15.92%        6.08%       9.32%
  Investor B Shares      -15.70%        6.37%       8.31%
  Investor C Shares      -12.28%        6.79%       9.05%
  S&P 500                 -9.10%       18.33%      16.42%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are April 16, 1991, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                      Investor A    Investor B    Investor C
(Fees paid directly from your investment)               Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                5.75%          none         none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                         none(1)        5.00%(2)     1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                  0.65%          0.65%        0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                   0.25%          1.00%        1.00%
        Other expenses                                   0.31%          0.31%        0.31%
                                                        -----          -----       ------
        Total annual Fund operating expenses             1.21%          1.96%        1.96%
                                                        =====          =====       ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $691       $938        $1,203      $1,960
  Investor B Shares     $699       $915        $1,257      $2,091
  Investor C Shares     $299       $615        $1,057      $2,285

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $199       $615        $1,057      $2,091
  Investor C Shares     $199       $615        $1,057      $2,285

[GRAPHIC OMITTED]

             About the sub-adviser

             Brandes Investment Partners, L.P. (Brandes) is this Fund's sub-adviser. Brandes' Large Cap Investment Committee makes the day-to-day investment decisions for the Fund.


[GRAPHIC OMITTED]

               You'll find more about
               Brandes on page 179.
[GRAPHIC OMITTED]

             What is the Graham and Dodd approach to investing?

             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data. Benjamin Graham and David Dodd have never had any affiliation with the Fund.

             The management team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

 Nations Classic Value Fund

[GRAPHIC OMITTED]

        Investment objective

        The Fund seeks growth of capital by investing in companies believed to be undervalued.

[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund normally invests at least 80% of its assets in equity securities of U.S. companies that are believed to be undervalued. The Fund focuses its investments in large and medium-sized companies. The Fund generally holds 40 to 75 equity securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic -- value.

 The team uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

 The team may sell a security when its price reaches the target set by the team, when there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing in
               this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]

             Limits on investments

             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:

             o The Fund will normally invest no more than 5% of its assets in a single security.

             o It may not invest more than the greater of:

               o 20% of its assets in a single industry, or

               o 150% of the weighting of a single industry in the S&P 500
                 (limited to less than 25% of its assets in a single industry, other than U.S. government securities).


[GRAPHIC OMITTED]
        Risks and other things to consider
        Nations Classic Value Fund has the following risks:


         o Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

[GRAPHIC OMITTED]

             For information about the performance of other stock accounts managed by Brandes, see How the Funds are managed.


[GRAPHIC OMITTED]

        A look at the Fund's performance

        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                      Investor A    Investor B    Investor C
(Fees paid directly from your investment)               Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                5.75%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                        none(1)      5.00%(2)       1.00%(3)

        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.65%          0.65%       0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%          1.00%       1.00%
        Other expenses(4)                               0.48%          0.48%       0.48%
                                                       -----         ------      ------
        Total annual Fund operating expenses(5)         1.38%          2.13%       2.13%
                                                       =====         ======      ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)Other expenses are based on estimates for the current fiscal year.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the levels shown above until July 31, 2002. There is no guarantee that these limitations will continue after this date. The investment adviser is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such reimbursements do not cause the Fund's expenses to exceed the existing expense limitations.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 year     3 years
  Investor A Shares           $708       $988
  Investor B Shares           $716       $967
  Investor C Shares           $316       $667

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                             1 year     3 years
  Investor B Shares           $216       $667
  Investor C Shares           $216       $667

[GRAPHIC OMITTED]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Value Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]

               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]

             What is value investing?

             Value investing means looking for "undervalued" companies -- quality companies that may be currently out of favor and selling at a reduced price, but that have good potential to increase in value.

             The team uses fundamental and quantitative analysis to help decide whether the current stock price of a company may be lower than the company's true value, and then looks for things that could trigger a rise in price, like a new product line, new pricing or a change in management. This trigger is often called a "catalyst."

 Nations Value Fund

[GRAPHIC OMITTED]

        Investment objective

        The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses fundamental and quantitative analysis to identify stocks of companies that it believes are undervalued and have the potential for price appreciation, looking at, among other things:

         o mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

         o various measures of relative valuation, including expected cash flow return (based upon the company's expected earnings and dividends), price-to-earnings ratio, price-to-current book value ratio, dividend yield, and enterprise value-to-EBITDA (earnings before interest, taxes, depreciation and amortization) ratio. The team believes that companies with lower relative valuations are generally more likely to provide better opportunities for capital appreciation

         o the stock's estimated intrinsic valuation per share, relative to its current stock price

         o a potential "catalyst" for improved stock valuation and stock price appreciation. This could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors


 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

         o may limit the number of buy and sell transactions it makes

         o will try to sell shares that have the lowest tax burden on shareholders

         o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.

[GRAPHIC OMITTED]

        Risks and other things to consider

        Nations Value Fund has the following risks:

         o Investment strategy risk - The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC OMITTED]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH FOLLOWING PLOT POINTS]

        25.86%     7.12%     16.06%     -3.08%    35.78%     20.85%     26.30%     17.14%     0.99%     3.66%
        ------     -----     ------     ------    ------     ------     ------     ------     -----     -----
         1991      1992       1993       1994      1995       1996       1997       1998      1999      2000

        *Year-to-date return as of June 30, 2001: -5.39%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:             19.39%
  Worst: 3rd quarter 1998:           -12.32%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the indices do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the S&P/BARRA Value Index. The S&P 500 is an unmanaged index of 500 widely held common stocks. The S&P/BARRA Value Index is an unmanaged index of a subset of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. The indices are weighted by market capitalization and are not available for investment.

                                                                            Since
                                   1 year       5 years      10 years     inception*
  Investor A Shares                -2.29%       12.02%        13.77%       12.75%
  Investor B Shares                -1.15%       12.37%           --        13.36%
  Investor C Shares                2.07%        12.77%           --        13.48%
  S&P 500                          -9.10%       18.33%        17.44%       15.53%
  S&P/BARRA Value Index            6.08%        16.81%        16.88%       14.61%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are December 6, 1989, June 7, 1993 and June 17, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares

[GRAPHIC OMITTED]

             There are two kinds of fees --
             shareholder fees you pay
             directly, and annual fund
             operating expenses that are
             deducted from a fund's assets.

[GRAPHIC OMITTED]

        What it costs to invest in the Fund
        This table describes the fees and
        expenses that you may pay if you buy
        and hold shares of the Fund.

        Shareholder fees                           Investor A    Investor B    Investor C
        (Fees paid directly from your investment)   Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                            5.75%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                     none(1)        5.00%(2)    1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.65%          0.65%       0.6%
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%          1.00%       1.00%
        Other expenses                               0.29%          0.29%       0.29%
                                                     -----         ------       -----
        Total annual Fund operating expenses         1.19%          1.94%       1.94%
                                                     =====         ======       =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $689       $932        $1,193      $1,938
  Investor B Shares     $697       $909        $1,247      $2,070
  Investor C Shares     $297       $609        $1,047      $2,264

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $197       $609        $1,047      $2,070
  Investor C Shares     $197       $609        $1,047      $2,264

[GRAPHIC OMITTED]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.


             BA Advisors is the Master Portfolio's investment adviser, and Chicago Equity is its sub-adviser. Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the Master Portfolio.


[GRAPHIC OMITTED]

               You'll find more about
               Chicago Equity on
               page 179.

[GRAPHIC OMITTED]

             Why invest in Nations Blue Chip Fund?

             Nations Blue Chip Fund may be suitable for investors who are looking for a "core" equity holding for their portfolio. It's considered to be a more conservative equity investment because it invests in a broad range of large, well-established companies. These companies tend to be less volatile than other kinds of companies.

 Nations Blue Chip Fund

[GRAPHIC OMITTED]

        Investment objective

        The Fund seeks to achieve long-term capital appreciation through investments in blue chip stocks.

[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund invests all of its assets in Nations Blue Chip Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in blue chip stocks. These are stocks of well-established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The Master Portfolio primarily invests in blue chip stocks that are included in the S&P 500, but may invest up to 15% of its assets in stocks that are not included in the index. It usually holds between 160 and 185 stocks.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 600 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

         o changes in actual and expected earnings

         o unexpected changes in earnings

         o price-to-earnings ratio

         o dividend discount model

         o price-to-cash flow


 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P 500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.


 The team may sell a security when there is a development in the company or its industry that causes earnings estimates to fall, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing in
               this Fund in Other important information and in the SAI.

[GRAPHIC OMITTED]

        Risks and other things to consider

        Nations Blue Chip Fund has the following risks:

         o Investment strategy risk - The Master Portfolio uses quantitative analysis to select blue chip stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall.

         o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC OMITTED]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH FOLLOWING PLOT POINTS]

        35.78%     23.76%     32.70%     27.86%    21.16%     -9.28%
        ------     ------     ------     ------    ------     ------
         1995       1996       1997       1998      1999       2000

        *Year-to-date return as of June 30, 2001: -9.28%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:             23.71%
  Worst: 3rd quarter 1998:           -12.18%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                      Since
                         1 year        5 years      inception*
  Investor A Shares      -14.50%       16.81%        16.93%
  Investor B Shares      -14.10%          --          3.96%
  Investor C Shares      -10.76%          --         15.74%
  S&P 500                 -9.10%       18.33%        17.91%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are January 13, 1994, July 15, 1998 and November 11, 1996, respectively. The return for the index shown is from inception of Investor A Shares

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                          Investor A    Investor B    Investor C
        (Fees paid directly from your investment)   Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                            5.75%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                     none(1)        5.00%(2)    1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                              0.65%          0.65%       0.65%
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%          1.00%       1.00%
        Other expenses                               0.31%          0.31%       0.31%
                                                     -----         ------       -----
        Total annual Fund operating expenses         1.21%          1.96%       1.96%
                                                     =====         ======       =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.


      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.


      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.


      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $691       $938        $1,203      $1,960
  Investor B Shares     $699       $915        $1,257      $2,091
  Investor C Shares     $299       $615        $1,057      $2,285

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                       1 year     3 years     5 years     10 years
  Investor B Shares     $199       $615        $1,057      $2,091
  Investor C Shares     $199       $615        $1,057      $2,285

 Nations Strategic Growth Fund

[GRAPHIC OMITTED]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]

               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]

              Minimizing taxes

             The Fund's proactive tax management strategy may help reduce capital gains distributions. The tax management strategy seeks to limit portfolio turnover, offset capital gains with capital losses and sell securities that have the lowest tax burden on shareholders.


[GRAPHIC OMITTED]

        Investment objective

        The Fund seeks long-term, after-tax returns by investing in a diversified portfolio of common stocks.

[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Fund normally holds 60 to 80 securities, which include common stocks, preferred stocks and convertible securities like warrants and rights.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

         o the growth prospects of the company's industry

         o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:

         o will focus on long-term investments to try to limit the number of buy and sell transactions

         o will try to sell securities that have the lowest tax burden on shareholders


         o may offset capital gains by selling securities to realize a capital loss

         o invests primarily in securities with lower dividend yields

         o may use options, instead of selling securities

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the team considers the security's price to be overvalued, and for other reasons.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]

        Risks and other things to consider

        Nations Strategic Growth Fund has the following risks:

         o Investment strategy risk - The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

         o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC OMITTED]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH FOLLOWING PLOT POINTS]

        -12.55%
        -------
         2000

        *Year-to-date return as of June 30, 2001: -7.20%

        Best and worst quarterly returns during this period

  Best: 1st quarter 2000:              4.62%
  Worst: 4th quarter 2000:           -11.60%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                Since
                                 1 year       inception*
  Investor A Shares            -17.58%        -2.29%
  Investor B Shares            -17.48%        -1.12%
  Investor C Shares            -14.06%        -0.45%
  S&P 500                       -9.10%        0.74%

        *The inception date of Investor A Shares, Investor B Shares and
         Investor C Shares is August 2, 1999. The return for the index shown is from that date.

[GRAPHIC OMITTED]

             There are two kinds of fees --
             shareholder fees you pay
             directly, and annual fund
             operating expenses that are
             deducted from a fund's assets.


[GRAPHIC OMITTED]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                          Investor A    Investor B    Investor C
        (Fees paid directly from your investment)   Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                            5.75%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                      none(1)      5.00%(2)     1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.65%          0.65%       0.65%
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%          1.00%       1.00%
        Other expenses                               0.29%          0.29%       0.29%
                                                     -----         ------       -----
        Total annual Fund operating expenses         1.19%          1.94%       1.94%
                                                     =====         ======       =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares     $689       $932        $1,193      $1,938
  Investor B Shares     $697       $909        $1,247      $2,070
  Investor C Shares     $297       $609        $1,047      $2,264

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $197       $609        $1,047      $2,070
  Investor C Shares     $197       $609        $1,047      $2,264

 Nations Marsico Growth & Income Fund

[GRAPHIC OMITTED]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BA Advisors is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC OMITTED]

               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 177.

[GRAPHIC OMITTED]

             Why invest in a growth and income fund?

             Growth and income funds can invest in a mix of equity and fixed income securities. This can help reduce volatility and provide the Fund with the flexibility to shift among securities that offer the potential for higher returns.

             While this Fund invests in a wide range of companies and industries, it holds fewer investments than other kinds of funds. This means it can have greater price swings than more diversified funds. It also means it may have relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

[GRAPHIC OMITTED]

        Investment objective

        The Fund seeks long-term growth of capital with a limited emphasis on income.

[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico Growth & Income Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It invests at least 25% of its assets in securities that are believed to have income potential, and generally holds 35 to 50 securities. It may hold up to 25% of its assets in foreign securities.

 Marsico Capital may shift assets between growth and income securities based on its assessment of market, financial and economic conditions. The Master Portfolio, however, is not designed to produce a consistent level of income.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends observed.

 Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

 As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit it to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, and for other reasons.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]

        Risks and other things to consider

        Nations Marsico Growth & Income Fund has the following risks:

         o Investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

         o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

         o Interest rate risk - The prices of the Master Portfolio's fixed income securities will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

         o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

         o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

         o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other stock funds managed by Thomas Marsico, see How the Funds are managed.

[GRAPHIC OMITTED]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH FOLLOWING PLOT POINTS]

        38.62%     52.11%     -15.47%
        ------     ------     -------
         1998       1999        2000

        *Year-to-date return as of June 30, 2001: -12.49%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1999:             35.19%
  Worst: 3rd quarter 1998:           -12.24%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                Since
                                 1 year       inception*
  Investor A Shares            -20.32%       18.88%
  Investor B Shares            -20.26%       19.75%
  Investor C Shares            -16.91%       20.49%
  S&P 500                       -9.10%       12.26%

        *The inception date of Investor A Shares, Investor B Shares and
         Investor C Shares is December 31, 1997. The return for the index shown is from that date.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                          Investor A    Investor B    Investor C
        (Fees paid directly from your investment)   Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                            5.75%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                      none(1)      5.00%(2)     1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                              0.75%          0.75%       0.75%
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%          1.00%       1.00%
        Other expenses                               0.35%          0.35%       0.35%
                                                     -----         ------       -----
        Total annual Fund operating expenses         1.35%          2.10%       2.10%
                                                     =====         ======       =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 year     3 years     5 years     10 years
  Investor A Shares     $705       $979        $1,273      $2,109
  Investor B Shares     $713       $958        $1,329      $2,240
  Investor C Shares     $313       $658        $1,129      $2,431

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                         1 year     3 years     5 years     10 years
  Investor B Shares     $213       $658        $1,129      $2,240
  Investor C Shares     $213       $658        $1,129      $2,431

 Nations Capital Growth Fund

[GRAPHIC OMITTED]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]

               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]

             What is a growth fund?

             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

[GRAPHIC OMITTED]

        Investment objective

        The Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.

 [GRAPHIC OMITTED]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

         o above-average earnings growth compared with the S&P 500

         o established operating histories, strong balance sheets and favorable financial performance

         o above-average return on equity compared with the S&P 500

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

         o the growth prospects of the company's industry

         o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

         o may limit the number of buy and sell transactions it makes

         o will try to sell shares that have the lowest tax burden on shareholders

         o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]

        Risks and other things to consider

        Nations Capital Growth Fund has the following risks:

         o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC OMITTED]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH FOLLOWING PLOT POINTS]

        7.53%   -1.55%   28.56%  18.29%   30.36%   29.73%    23.57%    -12.17%
        -----   ------   ------  ------   ------   ------    ------    -------
        1993     1994     1995    1996     1997     1998      1999       2000

        *Year-to-date return as of June 30, 2001: -10.31%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:             28.21%
  Worst: 3rd quarter 1998:            -14.93%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                        Since
                           1 year        5 years      inception*
  Investor A Shares      -17.23%       15.40%        14.26%
  Investor B Shares      -16.39%       15.71%        14.77%
  Investor C Shares      -13.53%       16.10%        14.33%
  S&P 500                 -9.10%       18.33%        17.32%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are October 2, 1992, June 7, 1993 and October 2, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

 [GRAPHIC OMITTED]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                          Investor A    Investor B    Investor C
        (Fees paid directly from your investment)   Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                            5.75%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                     none(1)        5.00%(2)    1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.65%          0.65%       0.65%
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%          1.00%       1.00%
        Other expenses                               0.29%          0.29%       0.29%
                                                     -----         ------       -----
        Total annual Fund operating expenses         1.19%          1.94%       1.94%
                                                     =====         ======       =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.


      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $689       $932        $1,193      $1,938
  Investor B Shares     $697       $909        $1,247      $2,070
  Investor C Shares     $297       $609        $1,047      $2,264

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years
  Investor B Shares     $197       $609        $1,047      $2,070
  Investor C Shares     $197       $609        $1,047      $2,264

[GRAPHIC OMITTED]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]

               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]

             What is a growth fund?

             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

 Nations Aggressive Growth Fund


[GRAPHIC OMITTED]

        Investment objective

        The Fund seeks capital appreciation.

[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in common stocks of large and medium-sized U.S. companies. These companies typically have a market capitalization of $1 billion or more.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

         o the growth prospects of the company's industry

         o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the Russell 3000 Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings. The resulting portfolio typically consists of between 50 to 75 securities.

 The team may use various strategies, to the extent consistent with the Fund's investment objective, to try to reduce the amount of capital gains it distributes to shareholders. For example, the team:

         o will focus on long-term investments to try and limit the number of buy and sell transactions

         o will try to sell securities that have the lowest tax burden on shareholders

         o may offset capital gains by selling securities to realize a capital loss

         o will invest primarily in securities with lower dividend yields

         o may use options instead of selling securities

 While the Fund tries to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when it forecasts a decline in industry profitability, it believes a company's competitive position erodes significantly, management strategies prove ineffective or a company's price exceeds the team's price target for the security, and for other reasons.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing in this Fund in Other important information and in the SAI.

[GRAPHIC OMITTED]

        Risks and other things to consider

        Nations Aggressive Growth Fund has the following risks:

         o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in the U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Prior to April 17, 2000, the Fund had a different investment objective and principal investment strategies.


[GRAPHIC OMITTED]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH FOLLOWING PLOT POINTS]

        -6.42%    27.30%    21.90%    29.59%    25.57%    8.83%    -26.40%
        ------    ------    ------    ------    ------    -----    -------
         1994      1995      1996      1997      1998     1999      2000

        *Year-to-date return as of June 30, 2001: -21.20%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:             24.55%
  Worst: 4th quarter 2000:           -24.08%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the indices do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Russell 3000 Growth Index, an index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Prior to August 1, 2001, the Fund compared its performance to the Russell 1000 Growth Index. The Fund changed the index to which it compares its performance because the Russell 3000 Growth Index is considered to be a more appropriate comparison. The indices are unmanaged and are not available for investment.

                                                                  Since
                                       1 year       5 years     inception*
  Investor A Shares                    -30.65%        8.41%      10.16%
  Investor B Shares                    -30.05%        8.66%      10.95%
  Investor C Shares                    -27.56%        9.03%      11.25%
  Russell 3000 Growth Index            -22.42%       17.06%      17.38%
  Russell 1000 Growth Index            -22.42%       18.15%      18.31%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are July 26, 1993, May 20, 1994 and May 10, 1995, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                          Investor A    Investor B    Investor C
        (Fees paid directly from your investment)  Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                            5.75%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                      none(1)      5.00%(2)     1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.65%          0.65%       0.65%
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%          1.00%       1.00%
        Other expenses                               0.35%          0.35%       0.35%
                                                     -----         ------       -----
        Total annual Fund operating expenses         1.25%          2.00%       2.00%
                                                     =====         ======       =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years
  Investor A Shares     $695       $949        $1,223      $2,002
  Investor B Shares     $703       $927        $1,278      $2,134
  Investor C Shares     $303       $627        $1,078      $2,327

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                      1 year     3 years     5 years     10 years
  Investor B Shares     $203       $627        $1,078      $2,134
  Investor C Shares     $203       $627        $1,078      $2,327

[GRAPHIC OMITTED]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BA Advisors is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC OMITTED]

               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 177.

[GRAPHIC OMITTED]

             What is a focused fund?

             A focused fund invests in a small number of companies with earnings that are believed to have the potential to grow significantly. This Fund focuses on large, established and well-known U.S. companies.

             Because a focused fund holds fewer investments than other kinds of funds, it can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Focused Equities Fund

[GRAPHIC OMITTED]

        Investment objective

        The Fund seeks long-term growth of capital.

[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in common stocks of large companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends observed.

 Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

 As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit it to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, and for other reasons.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.


[GRAPHIC OMITTED]

        Risks and other things to consider

        Nations Marsico Focused Equities Fund has the following risks:

         o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

         o Holding fewer investments - The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

         o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

         o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

         o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other stock funds managed by Thomas Marsico, see How the Funds are managed.


[GRAPHIC OMITTED]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH FOLLOWING PLOT POINTS]

        50.14%     52.85%     -17.32%
        ------     ------     -------
         1998       1999       2000

        *Year-to-date return as of June 30, 2001: -14.12%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1999:             33.11%
  Worst: 4th quarter 2000:           -12.85%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                             Since
                              1 year       inception*
  Investor A Shares            -22.07%       21.38%
  Investor B Shares            -22.00%       22.39%
  Investor C Shares            -18.73%       23.16%
  S&P 500                       -9.10%       12.26%

        *The inception date of Investor A Shares, Investor B Shares and
         Investor C Shares is December 31, 1997. The return for the index shown is from that date.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                           Investor A    Investor B    Investor C
        (Fees paid directly from your investment)   Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                            5.75%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                      none(1)       5.00%(2)    1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)5
        Management fees                              0.75%          0.75%       0.75%
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%          1.00%       1.00%
        Other expenses                               0.34%          0.34%       0.34%
                                                     -----         ------       -----
        Total annual Fund operating expenses         1.34%          2.09%       2.09%
                                                     =====         ======       =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $704       $976        $1,268      $2,098
  Investor B Shares     $712       $955        $1,324      $2,229
  Investor C Shares     $312       $655        $1,124      $2,421

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                      1 year     3 years     5 years     10 years
  Investor B Shares     $212       $655        $1,124      $2,229
  Investor C Shares     $212       $655        $1,124      $2,421

[GRAPHIC OMITTED]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]

               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]

             What is a midcap growth fund?

             A midcap growth fund invests in medium-sized companies whose earnings are expected to grow or to continue growing. These companies may be expanding in existing markets, entering into new markets, developing new products or increasing their profit margins by gaining market share or streamlining their operations.

             These companies can have better potential for rapid earnings than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback in sales than larger, more established companies.

 Nations MidCap Growth Fund

[GRAPHIC OMITTED]

        Investment objective

        The Fund seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies chosen from a universe of medium capitalization companies. The Fund generally holds securities of between 60 and 100 issuers, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

         o the growth prospects of the company's industry

         o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P MidCap 400 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

         o may limit the number of buy and sell transactions it makes

         o will try to sell shares that have the lowest tax burden on shareholders

         o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]

        Risks and other things to consider

        Nations MidCap Growth Fund has the following risks:

         o Investment strategy risk - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC OMITTED]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH FOLLOWING PLOT POINTS]

        11.66%   0.39%   29.71%    18.32%    20.48%    3.30%    43.45%    14.30%
        ------   -----   ------    ------    ------    -----    ------    ------
         1993    1994    1995      1996      1997      1998      1999      2000

        *Year-to-date return as of June 30, 2001: -8.70%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1999:             32.63%
  Worst: 3rd quarter 1998:           -26.48%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P MidCap 400, an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

                                                   Since
                       1 year       5 years      inception*
  Investor A Shares      7.74%       17.87%        16.69%
  Investor B Shares      9.03%       18.18%        17.90%
  Investor C Shares     12.76%       18.59%        16.82%
  S&P MidCap 400        17.51%       20.41%        17.82%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are December 10, 1992, June 7, 1993 and December 18, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                           Investor A    Investor B    Investor C
        (Fees paid directly from your investment)   Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                            5.75%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                      none(1)       5.00%(2)    1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.65%          0.65%       0.65%
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%          1.00%       1.00%
        Other expenses                               0.33%          0.33%       0.33%
                                                     -----         ------       -----
        Total annual Fund operating expenses         1.23%          1.98%       1.98%
                                                     =====         ======       =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.


      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.


      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.


      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $693       $944        $1,213      $1,981
  Investor B Shares     $701       $921        $1,268      $2,113
  Investor C Shares     $301       $621        $1,068      $2,306

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $201       $621        $1,068      $2,113
  Investor C Shares     $201       $621        $1,068      $2,306

[GRAPHIC OMITTED]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BA Advisors is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. James A. Hillary is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC OMITTED]

               You'll find more about
               Marsico Capital and
               Mr. Hillary on page 177.

[GRAPHIC OMITTED]

             What is a multi-cap fund?

             A multi-cap fund invests in companies across the capitalization spectrum -- small, medium-sized and large companies. As a multi-cap fund, this Fund may invest in large, established and well-known U.S. and foreign companies, as well as small, new and relatively unknown companies that are believed to have the potential to grow significantly.

     Nations Marsico 21st Century Fund

[GRAPHIC OMITTED]

        Investment objective

        The Fund seeks long-term growth of capital.

[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico 21st Century Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.

 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends observed.

 Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

 As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit it to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, and for other reasons.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]

        Risks and other things to consider

        Nations Marsico 21st Century Fund has the following risks:

         o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

         o Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

         o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

         o Foreign investment risk - Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

         o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC OMITTED]

        A look at the Fund's performance

        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                              Investor A       Investor B      Investor C
        (Fees paid directly from your investment)       Shares         Shares          Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                             5.75%            none              none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                       none(1)         5.00%(2)        1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                               0.75%            0.75%           0.75%
        Distribution (12b-1) and shareholder
        servicing fees                                0.25%            1.00%           1.00%
        Other expenses                                0.60%            0.60%           0.60%
                                                      -----            -----           -----
        Total annual Fund operating expenses          1.60%            2.35%           2.35%
                                                      =====            =====           =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.


      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.


      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.


      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years
  Investor A Shares     $729       $1,052      $1,397      $2,369
  Investor B Shares     $738       $1,033      $1,455      $2,499
  Investor C Shares     $338       $  733      $1,255      $2,686

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $238       $733        $1,255      $2,499
  Investor C Shares     $238       $733        $1,255      $2,686

[GRAPHIC OMITTED]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's SmallCap Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]

               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]

             Why invest in a small
             company fund?

             A small company fund invests in smaller companies with promising products or that are operating in a dynamic field. These companies can have stronger potential for rapid earnings growth than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback than larger, more established companies.

             The team looks for companies whose earnings are growing quickly, and whose share prices are reasonably valued.

 Nations Small Company Fund

[GRAPHIC OMITTED]

        Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities.

[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies with a market capitalization of $2 billion or less. The Fund usually holds 75 to 130 equity securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

         o company meetings/conferences

         o independent industry analysis

         o quantitative analysis

         o Wall Street (brokerage) research

 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

         o gaining an in-depth understanding of the company's business

         o evaluating the company's growth potential, risks and competitive strengths

         o discussing its growth strategy with company management

         o validating the growth strategy with external research

 The team will only invest in a company when its stock price is attractive relative to its forecasted growth.


 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

         o may limit the number of buy and sell transactions it makes

         o will try to sell shares that have the lowest tax burden on shareholders

         o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]

        Risks and other things to consider

        Nations Small Company Fund has the following risks:

         o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

         o Small company risk - Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC OMITTED]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH FOLLOWING PLOT POINTS]

        19.92%     19.47%     1.22%     54.51%     -1.83%
        ------     ------     -----     ------     ------
         1996       1997      1998       1999       2000

        *Year-to-date return as of June 30, 2001:  -8.38%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1999:             43.14%
  Worst: 3rd quarter 1998:           -25.80%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the indices do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Prior to August 1, 2001, the Fund compared its performance to the Russell 2000 Index. The Fund changed the index to which it compares its performance because the Russell 2000 Growth Index is considered to be a more appropriate comparison. The indices are unmanaged, weighted by market capitalization and are not available for investment.


                                                                  Since
                                       1 year       5 years      inception*
  Investor A Shares                     -7.46%      15.71%        15.25%
  Investor B Shares                     -6.89%      16.10%        15.75%
  Investor C Shares                     -3.42%         --         10.65%
  Russell 2000 Growth Index            -22.43%       7.14%         7.48%
  Russell 2000 Index                    -3.02%      10.31%        10.70%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are December 12, 1995, December 12, 1995 and September 22, 1997, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC OMITTED]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC OMITTED]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                      Investor A    Investor B    Investor C
(Fees paid directly from your investment)               Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                              5.75%       none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                     none(1)        5.00%(2)    1.00%(3)
        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                0.90%        0.90%       0.90%
        Distribution (12b-1) and shareholder
        servicing fees                                 0.25%        1.00%       1.00%
        Other expenses                                 0.30%        0.30%       0.30%
                                                     ------        ------       -----
        Total annual Fund operating expenses           1.45%        2.20%       2.20%
        Fee waivers and/or reimbursements             (0.05)%      (0.05)%     (0.05)%
                                                     ------        ------       -----
        Total net expenses(5)                          1.40%        2.15%       2.15%
                                                     ======        ======       =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.


      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.


      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.


      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $709       $1,003      $1,319      $2,210
  Investor B Shares     $718       $  983      $1,375      $2,340
  Investor C Shares     $318       $  683      $1,175      $2,530

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $218       $683        $1,175      $2,340
  Investor C Shares     $218       $683        $1,175      $2,530

[GRAPHIC OMITTED]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]

               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]

             What does a financial services fund invest in?

             The financial services industry includes banks, brokerage firms, asset management firms, insurance companies and transaction processing companies, among others.

 Nations Financial Services Fund

[GRAPHIC OMITTED]

        Investment objective

        The Fund seeks growth of capital.

[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund normally invests at least 80% of its assets in equity securities of companies that are principally engaged in the financial services industry. The Fund, which is non-diversified, generally holds 40 to 60 securities. It may invest without limitation in foreign securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies across the entire financial sector, the team assesses the investment potential of these companies by evaluating each company's relative competitive position in the industry.

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it's reasonably valued.

 In managing the portfolio, the team places an emphasis on companies believed to exhibit certain characteristics, such as companies that:

         o are increasing their revenues along with their earnings

         o can grow their revenues and earnings in a variety of interest rate environments

         o have both marketing expertise and superior technology

 The team may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, and for other reasons.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]

        Risks and other things to consider

        Nations Financial Services Fund has the following risks:

         o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of the Fund's investments will not rise as high as the team expects, or will fall.

         o Holding fewer investments - The Fund is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Fund will tend to have greater price swings than the value of more diversified equity funds. The Fund may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Concentration risk - The Fund concentrates its investments in financial services companies and will be subject to the risks affecting the financial services industry generally. Legislative and regulatory developments may significantly affect this industry and consequently may subject the Fund's investments to greater market fluctuations. In addition, the Federal Reserve may adjust interest rates which can have a significant impact upon the profitability of financial services companies, and a corresponding impact upon the value of the Fund's investments.

         o Foreign investment risk - Because the Fund may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

         o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfoliodoesn't attract other feeder funds, however, a feeder fund's expensescould be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

[GRAPHIC OMITTED]

        A look at the Fund's performance

        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                          Investor A    Investor B    Investor C
        (Fees paid directly from your investment)   Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                            5.75%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                     none(1)        5.00%(2)    1.00%(3)
        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.75%          0.75%       0.75%
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%          1.00%       1.00%
        Other expenses(4)                            0.55%          0.55%       0.55%
                                                     -----         ------       -----
        Total annual Fund operating expenses(5)      1.55%          2.30%       2.30%
                                                     =====         ======       =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)Other expenses are based on estimates for the current fiscal year.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the levels shown above until July 31, 2002. There is no guarantee that these limitations will continue after this date. The investment adviser is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such reimbursements do not cause the Fund's expenses to exceed the existing expense limitations.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 year     3 years
  Investor A Shares           $724       $1,037
  Investor B Shares           $733       $1,018
  Investor C Shares           $333       $  718

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                              1 year     3 years
  Investor B Shares           $233       $718
  Investor C Shares           $233       $718

[GRAPHIC OMITTED]

             About the sub-adviser

             Brandes is this Fund's sub-adviser. Brandes' Large Cap Investment Committee makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]

               You'll find more about
               Brandes on page 179.

[GRAPHIC OMITTED]

             What is the Graham and Dodd approach to investing?

             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data. Benjamin Graham and David Dodd have never had any affiliation with the Fund.

             The management team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

 Nations Global Value Fund

[GRAPHIC OMITTED]

        Investment objective

        The Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries.

[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies that have a market capitalization of more than $1 billion at the time of investment and that are believed to be undervalued. The Fund typically invests in at least three countries, including the United States, at any one time.

 The Fund primarily invests in equity securities and may, with respect to its foreign investments, invest in the foregoing and/or depositary receipts.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic -- value.

 The team uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

 The team may sell a security when its price reaches the target set by the team, when there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]

             Limits on investments

             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:

         o The Fund will normally invest no more than 5% of its assets in a single security.

         o It may not invest more than the greater of:

           o 20% of its assets in a single country or industry, or

           o 150% of the weighting of a single country or industry in the MSCI World Index (limited to less than 25% of its assets in a single industry, other than U.S. government securities).

         o It generally may not invest more than 20% of its assets in emerging markets or developing countries.


[GRAPHIC OMITTED]

        Risks and other things to consider

        Nations Global Value Fund has the following risks:

         o Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Foreign investment risk - Because the Fund invests in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

         o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

         o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

[GRAPHIC OMITTED]

             For information about the performance of other global stock accounts managed by Brandes, see How the Funds are managed.

[GRAPHIC OMITTED]

        A look at the Fund's performance

        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.


[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                           Investor A    Investor B    Investor C
        (Fees paid directly from your investment)   Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                            5.75%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                     none(1)        5.00%(2)    1.00%(3)
        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.90%          0.90%       0.90%
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%          1.00%       1.00%
        Other expenses(4)                            0.50%          0.50%       0.50%
                                                     -----          -----       -----
        Total annual Fund operating expenses(5)      1.65%          2.40%       2.40%
                                                     =====          =====       =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.


      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.


      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.


      (4)Other expenses are based on estimates for the current fiscal year.


      (5)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the levels shown above until July 31, 2002. There is no guarantee that these limitations will continue after this date. The investment adviser is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such reimbursements do not cause the Fund's expenses to exceed the existing expense limitations.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year     3 years
  Investor A Shares           $733       $1,066
  Investor B Shares           $743       $1,048
  Investor C Shares           $343       $  748

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                            1 year     3 years
  Investor B Shares           $243       $748
  Investor C Shares           $243       $748

[GRAPHIC OMITTED]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BA Advisors is the Master Portfolio's investment adviser, and Brandes is its sub-adviser. Brandes' Large Cap Investment Committee makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC OMITTED]

               You'll find more about
               Brandes on page 179.

[GRAPHIC OMITTED]

             What is the Graham and
             Dodd approach to investing?

             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data. Benjamin Graham and David Dodd have never had any affiliation with the Fund.

             The management team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

 Nations International Value Fund

[GRAPHIC OMITTED]

        Investment objective
        The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

[GRAPHIC OMITTED]

        Principal investment strategies
        The Fund invests all of its assets in Nations International Value Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Master Portfolio typically invests in at least three countries other than the United States at any one time.

 The Master Portfolio primarily invests in equity securities either directly or indirectly through closed-end investment companies and depositary receipts.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Master Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

 The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]

             Limits on investments

             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:

              o The Fund will normally invest no more than 5% of its assets in a single security.

              o It may not invest more than the greater of:

                o  20% of its assets in a single country or industry, or

                o 150% of the weighting of a single country or industry in the MSCI EAFE Index (limited to less than 25% of its assets in a single industry, other than U.S. government securities).

             o It generally may not invest more than 20% of its assets in emerging markets or developing countries.

[GRAPHIC OMITTED

               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]

        Risks and other things to consider
        Nations International Value Fund has the following risks:

        o Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

        o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

        o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development.
          Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

        o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other international accounts managed by Brandes, see How the Funds are managed.

 [GRAPHIC OMITTED]

        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

          15.32%     20.38%     11.82%    52.43%     2.94%
          ------     ------     ------    ------     -----
           1996       1997       1998      1999      2000

          *Year-to-date return as of June 30, 2001:  -6.96%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1999:             24.15%
        Worst: 3rd quarter 1998:           -16.57%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment.

                                                       Since
                           1 year       5 years      inception*
  Investor A Shares       -2.97%      18.08%         17.92%
  Investor B Shares       -2.51%         --          15.84%
  Investor C Shares       1.25%          --          21.56%
  MSCI EAFE Index        -14.17%       7.13%          7.13%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are December 27, 1995, May 22, 1998 and June 15, 1998, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



        Shareholder fees                           Investor A    Investor B    Investor C
        (Fees paid directly from your investment)    Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a % of
        offering price                               5.75%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                     none(1)        5.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                              0.90%          0.90%         0.90%
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%          1.00%         1.00%
        Other expenses                               0.33%          0.33%         0.33%
                                                     ----          -----        ------
        Total annual Fund operating expenses         1.48%          2.23%         2.23%
                                                     ====          =====        ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year     3 years     5 years     10 years
        Investor A Shares     $717       $1,017      $1,338      $2,245
        Investor B Shares     $726       $  997      $1,395      $2,376
        Investor C Shares     $326       $  697      $1,195      $2,565

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                            1 year     3 years     5 years     10 years
        Investor B Shares     $226       $697        $1,195      $2,376
        Investor C Shares     $226       $697        $1,195      $2,565

[GRAPHIC OMITTED]

             About the sub-advisers

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BA Advisors is the Master Portfolio's investment adviser. The Master Portfolio is a "multi-manager" fund, which means that it's managed by more than one sub-adviser. Gartmore Global Partners (Gartmore), INVESCO Global Asset Management (N.A.), Inc. (INVESCO) and Putnam Investment Management LLC (Putnam) each manage approximately one-third of the assets of the Master Portfolio. Gartmore's Global Equities Portfolio Construction Team, INVESCO's International Equity Portfolio Management Team and Putnam's Core International Equity Group make the day-to-day investment decisions for their portions of the Master Portfolio.

[GRAPHIC OMITTED]

               You'll find more about
               Gartmore, on page 183,
               and INVESCO and Putnam
               on page 184.

[GRAPHIC OMITTED]

             Why invest in an
             international stock fund?

             International stock funds invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the United States. Investing internationally also involves special risks not associated with investing in the U.S. stock market.

        Nations International Equity Fund

 [GRAPHIC OMITTED]

        Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund invests all of its assets in Nations International Equity Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in established companies located in at least three countries other than the United States. The investment managers select countries, including emerging market or developing countries, and companies they believe have the potential for growth.

 The Master Portfolio primarily invests in equity securities which may include equity interests in foreign investment funds or trusts, convertible securities, real estate investment trust securities and depositary receipts.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The Master Portfolio may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

 The Master Portfolio is a "multi-manager" fund. It has three different investment managers. Each is responsible for managing approximately one-third of the Master Portfolio's assets. The managers all have different, but complementary, investment styles:

           o Gartmore combines "top-down" allocation among regions around the world with a stock selection process that focuses on investing in securities when growth is likely to be higher, or sustained longer, than other investors expect.

           o INVESCO uses a "bottom-up" approach, and favors well-established companies with above average financial strength and sustainable growth.

           o Putnam is a "core manager," focusing on stable, long-term investments, rather than growth or value stocks. It combines "bottom-up" stock selection with "top-down" country allocation.

 The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time.

 A manager may sell a security when its price reaches the target set by the manager, when the company's growth prospects are deteriorating, when the manager believes other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

 [GRAPHIC OMITTED]

        Risks and other things to consider
        Nations International Equity Fund has the following risks:

           o Investment strategy risk - The managers choose stocks they believe have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall. There is also a risk that the Fund's multi-manager strategy may not result in better performance or more stable returns.

           o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and lesser developed and more thinly traded securities markets. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

           o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

           o Futures risk - This Master Portfolio may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

           o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

               The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

 [GRAPHIC OMITTED]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH FOLLOWING PLOT POINTS]

        26.90%    2.21%    8.21%    8.14%    1.04%    16.40%    39.13%   -15.33%
        ------    -----    -----    -----    -----    ------    ------   -------
         1993     1994     1995     1996     1997      1998      1999     2000

        *Year-to-date return as of June 30, 2001:  -13.83%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1999:             28.40%
        Worst: 3rd quarter 1998:           -13.88%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia and Far East Index), an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern Markets. The index is not available for investment.

                                                         Since
                              1 year       5 years     inception*
        Investor A Shares      -20.20%       7.14%       7.14%
        Investor B Shares      -19.79%       7.23%       7.88%
        Investor C Shares      -16.79%       7.66%       7.45%
        MSCI EAFE Index        -14.17%       7.13%       8.94%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are June 3, 1992, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                         Investor A    Investor B    Investor C
        (Fees paid directly from your investment)   Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a % of
        offering price                               5.75%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                     none(1)       5.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                              0.80%         0.80%         0.80%
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%         1.00%         1.00%
        Other expenses                               0.35%         0.35%         0.35%
                                                     ----         -----        ------
        Total annual Fund operating expenses         1.40%         2.15%         2.15%
                                                     ====         =====        ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year     3 years     5 years     10 years
        Investor A Shares     $709       $993        $1,298      $2,161
        Investor B Shares     $718       $973        $1,354      $2,292
        Investor C Shares     $318       $673        $1,154      $2,483

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                             1 year     3 years     5 years     10 years
        Investor B Shares     $218       $673        $1,154      $2,292
        Investor C Shares     $218       $673        $1,154      $2,483

[GRAPHIC OMITTED]

             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BA Advisors is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. James Gendelman is the portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.


[GRAPHIC OMITTED]

             You'll find more about Marsico Capital and James Gendelman on page 177.

[GRAPHIC OMITTED]

             What is an international fund?

             International stock funds invest in a diversified portfolio of companies located in markets throughout the world. These companies can offer investment opportunities that are not available in the United States.

 Nations Marsico International Opportunities Fund

 [GRAPHIC OMITTED]

        Investment objective

        The Fund seeks long-term growth of capital.

[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund invests all of its assets in Nations Marsico International Opportunities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in common stocks of foreign companies. While the Master Portfolio may invest in companies of any size, it focuses on large companies. These companies are selected for their long-term growth potential. The Master Portfolio normally invests in issuers from at least three different countries not including the United States and generally holds a core position of 35 to 50 common stocks. The Master Portfolio may invest in common stocks of companies operating in emerging markets.

 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends observed.

 Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

 As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit it to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, and for other reasons.


 [GRAPHIC OMITTED]

        Risks and other things to consider

        Nations Marsico International Opportunities Fund has the following risks:

           o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

           o Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

           o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

           o Foreign investment risk - Because the Master Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. If the Master Portfolio invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

           o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

               The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC OMITTED]

        A look at the Fund's performance

        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC OMITTED]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                             Investor A     Investor B    Investor C
        (Fees paid directly from your investment)      Shares         Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                              5.75%            none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                        none(1)        5.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                                0.80%            0.80%        0.80%
        Distribution (12b-1) and shareholder
        servicing fees                                 0.25%            1.00%        1.00%
        Other expenses                                 5.46%            5.46%        5.46%
                                                      ----------       -----        -----
        Total annual Fund operating expenses           6.51%            7.26%        7.26%
        Fee waivers and/or reimbursements             (4.76)%          (4.76)%      (4.76)%
                                                      ----------       -----       -------
        Total net expenses(6)                          1.75%            2.50%        2.50%
                                                      ==========       =====       ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o   you reinvest all dividends and distributions in the Fund

           o   your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year     3 years     5 years     10 years
        Investor A Shares     $743       $1,993      $3,206      $6,082
        Investor B Shares     $753       $2,002      $3,285      $6,187
        Investor C Shares     $353       $1,708      $3,098      $6,307

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                             1 year     3 years     5 years     10 years
        Investor B Shares     $253       $1,708      $3,098      $6,187
        Investor C Shares     $253       $1,708      $3,098      $6,307

[GRAPHIC OMITTED]

             About the sub-adviser

             Gartmore is this Fund's sub-adviser. Christopher Palmer, CFA, a senior investment manager on the Gartmore Emerging Markets Team, makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]

               You'll find more about
               Gartmore on page 183.

[GRAPHIC OMITTED]

             What's an emerging market?

             This Fund considers a country to
             be an emerging market if:

             o the International Finance Corporation has defined it as an emerging market,

             o it has a low-to-middle income economy according to the World
               Bank, or

             o it's listed as developing in World Bank publications.

             There are over 25 countries that currently qualify as emerging markets, including Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

        Nations Emerging Markets Fund

 [GRAPHIC OMITTED]

        Investment objective

        The Fund seeks long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East and India.

[GRAPHIC OMITTED]

        Principal investment strategies

        The Fund normally invests at least 65% of its assets in companies in emerging markets or developing countries. The Fund intends to invest in securities of companies in at least three of these countries at any one time.

 The Fund normally invests in common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts.

 The Fund may invest in foreign currency exchange contracts to convert foreign currencies to and from the U.S. dollar, and to hedge against changes in foreign currency exchange rates.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The portfolio manager looks for emerging markets that are believed to have the potential for strong economic growth, and tries to avoid emerging markets that might be politically or economically risky.

 The portfolio manager starts with approximately 800 companies in the most promising markets, and:

  o uses fundamental research to select stocks, looking at earnings growth, financial resources, marketability, and other factors

  o visits companies to confirm the corporate and industry factors that led to a stock's selection as a potential investment

  o regularly reviews the Fund's investments to determine whether companies are meeting expected return targets and whether their fundamental financial health has changed

 The portfolio manager may sell a security when its price reaches the target set by the portfolio manager, when there is a deterioration in the growth prospects of the company or its industry, when the portfolio manager believes other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing
               in this fund in Other
               important information
               and in the SAI.

 [GRAPHIC OMITTED]

        Risks and other things to consider

        Nations Emerging Markets Fund has the following risks:

           o Investment strategy risk - The portfolio manager invests in securities of companies in emerging markets, which have high growth potential, but can be more volatile than securities in more developed markets. There is a risk that the value of these investments will not rise as high as the portfolio manager expects, or will fall.

           o Foreign investment risk - Because the Fund invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

           o Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

           o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

           o Futures risk - This Fund may use futures contracts to convert currencies and to hedge against changes in foreign currency exchange rates. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

           o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

              This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC OMITTED]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH FOLLOWING PLOT POINTS]

        8.50%     -3.20%     -25.78%     96.09%     -35.30
        -----     ------     -------     ------     ------
        1996       1997       1998        1999       2000

        *Year-to-date return as of June 30, 2001:  -0.08%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1999:             48.17%
        Worst: 3rd quarter 1998:           -24.26%

[GRAPHIC OMITTED]


             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P/IFC Investables Index, an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization and is not available for investment.

                                                                         Since
                                            1 year        5 years      inception*
        Investor A Shares                    -39.03%        -1.40%        -1.68%
        Investor B Shares                    -38.89%        -1.33%        -1.52%
        Investor C Shares                    -36.41%        -0.82%        -1.24%
        S&P/IFC Investables Index            -30.28%        -3.25%        -3.19%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares is June 30, 1995. The return for the index shown is from that date.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]


        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                          Investor A    Investor B    Investor C
        (Fees paid directly from your investment)    Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a % of
        offering price                               5.75%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                     none(1)        5.00%(2 )   1.00%(3)
        Annual Fund operating expenses4
        (Expenses that are deducted from the Fund's assets)
        Management fees                              1.00%          1.00%       1.00%
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%          1.00%       1.00%
        Other expenses                               0.82%          0.82%       0.82%
                                                     ----          --------     --------
        Total annual Fund operating expenses         2.07%          2.82%       2.82%
                                                     ====          ========    ========

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

 [GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 year     3 years     5 years     10 years
        Investor A Shares     $773       $1,187      $1,626      $2,841
        Investor B Shares     $785       $1,174      $1,689      $2,969
        Investor C Shares     $385       $  874      $1,489      $3,147

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                              1 year     3 years     5 years     10 years
        Investor B Shares     $285       $874        $1,489      $2,969
        Investor C Shares     $285       $874        $1,489      $3,147

 [GRAPHIC OMITTED]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]

               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]

             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations LargeCap Index Fund

 [GRAPHIC OMITTED]

        Investment objective

        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

 [GRAPHIC OMITTED]

        Principal investment strategies

        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P 500. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

 The Fund may buy stock index futures and financial futures as substitutes for the underlying securities in the S&P 500.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P 500, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P 500, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P 500. The Fund may buy shares of Bank of America Corporation, which is currently included in the S&P 500, subject to certain restrictions.

 The Fund tries to achieve a correlation of 0.95 with the S&P 500 on an annual basis (before fees and expenses). The Fund's ability to track the S&P 500 is affected by transaction costs and other expenses, changes in the composition of the S&P 500, changes in the number of shares issued by the companies represented in the S&P 500, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, and for other reasons.

[GRAPHIC OMITTED]

               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

 [GRAPHIC OMITTED]

        Risks and other things to consider

        Nations LargeCap Index Fund has the following risks:

        o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P 500, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P 500. The value of the Fund will rise and fall with the performance of the S&P 500.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

 [GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC OMITTED]

        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH FOLLOWING PLOT POINTS]

        22.22%    32.04%     28.06%     20.34%     -9.60%
        ------    ------     ------     ------     ------
        1996       1997       1998       1999       2000

        *Year-to-date return as of June 30, 2001:  -7.01%

        Best and worst quarterly returns during this period

        Best: 4th quarter 1998:             21.12%
        Worst: 3rd quarter 1998:            -9.93%

[GRAPHIC OMITTED]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                          Since
                              1 year       5 years      inception*
        Investor A Shares      -9.60%       17.59%        18.32%
        S&P 500                -9.10%       18.33%        18.70%

        *The inception date of Investor A Shares is October 10, 1995. The return for the index shown is from that date.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

 [GRAPHIC OMITTED]


        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Investor A
        (Fees paid directly from your investment)               Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.40%
        Distribution (12b-1) and shareholder servicing fees      0.25%
        Other expenses                                           0.28%
                                                                ------
        Total annual Fund operating expenses                     0.93%
        Fee waivers and/or reimbursements                       (0.33%
                                                                ------
        Total net expenses(2)                                    0.60%
                                                                ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o   you reinvest all dividends and distributions in the Fund

           o   your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years     5 years     10 years
        Investor A Shares     $61        $263        $482        $1,113

[GRAPHIC OMITTED]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]
               You'll find more about
               BACAP on page 176.


[GRAPHIC OMITTED]
             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations MidCap Index Fund

[GRAPHIC OMITTED]
        Investment objective
        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's MidCap 400 Stock Price Index (S&P MidCap 400).

[GRAPHIC OMITTED]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 domestic stocks chosen for their market size, liquidity and industry representation. The index is not available for investment.

 The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P MidCap 400.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P MidCap 400, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P MidCap 400, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P MidCap 400, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P MidCap 400.

 The Fund tries to achieve a correlation of at least 0.95 with the return of the S&P MidCap 400 on an annual basis (before fees and expenses). The Fund's ability to track the S&P MidCap 400 may be adversely affected by transaction costs and other expenses, changes in the composition of the S&P MidCap 400, changes in the number of shares issued by the companies represented in the S&P MidCap 400, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using electronic trading systems such as crossing networks and other trading strategies.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, when the team believes the stock is not liquid enough, and for other reasons.

[GRAPHIC OMITTED]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.


[GRAPHIC OMITTED]
        Risks and other things to consider
        Nations MidCap Index Fund has the following risks:

           o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P MidCap 400, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P MidCap 400. The value of the Fund will rise and fall with the performance of the S&P MidCap 400.

           o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

           o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

           o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

               This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

[GRAPHIC OMITTED]
        A look at the Fund's performance
        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets. Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC OMITTED]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                 Investor A
(Fees paid directly from your investment)                          Shares
        Maximum sales charge (load) imposed on purchases           none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.40%
        Distribution (12b-1) and shareholder servicing fees       0.25%
        Other expenses                                            0.35%
                                                                ------
        Total annual Fund operating expenses                      1.00%
        Fee waivers and/or reimbursements                        (0.40)%
                                                                ------
        Total net expenses(2)                                     0.60%
                                                                ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o   you reinvest all dividends and distributions in the Fund

           o   your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $61        $279        $514        $1,188

[GRAPHIC OMITTED]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC OMITTED]
               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]
             What is an index fund?

             Index funds use a "passive" or "indexing" investment approach, which attempts to duplicate the performance of a specific market index.

             Correlation measures how closely a fund's returns match those of an index. A perfect correlation of 1.0 means that the net asset value of the fund increases or decreases in exact proportion to changes in the index.

 Nations SmallCap Index Fund

[GRAPHIC OMITTED]
        Investment objective
        The Fund seeks investment results that (before fees and expenses) correspond to the total return of the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600).

[GRAPHIC OMITTED]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in common stocks that are included in the S&P SmallCap 600. The S&P SmallCap 600 is an unmanaged market capitalization index consisting of 600 common stocks that capture the economic and industry characteristics of small company stock performance. It is not available for investment.


 The Fund may buy stock index futures and other financial futures as substitutes for the underlying securities in the S&P SmallCap 600.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Different common stocks have different weightings in the S&P SmallCap 600, depending on the amount of stock outstanding and the stock's current price. In trying to match the performance of the S&P SmallCap 600, the team will try to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P SmallCap 600, beginning with the most heavily weighted stocks that make up a larger portion of the value of the S&P SmallCap 600.

 The Fund tries to achieve a correlation of at least 0.95 with the S&P SmallCap 600 on an annual basis (before fees and expenses). The Fund's ability to track the S&P SmallCap 600 is affected by transaction costs and other expenses, changes in the composition of the S&P SmallCap 600, changes in the number of shares issued by the companies represented in the S&P SmallCap 600, and by the timing and amount of shareholder purchases and redemptions, among other things.

 Equity mutual funds, like other investors in equity securities, incur transaction costs, such as brokerage costs, when they buy and sell securities. The team tries to minimize these costs for the Fund by using program trades and crossing networks.

 The team may sell a stock when its percentage weighting in the index is reduced, when the stock is removed from the index, and for other reasons.

[GRAPHIC OMITTED]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]
        Risks and other things to consider
        Nations SmallCap Index Fund has the following risks:

           o Investment strategy risk - This Fund tries to match (before fees and expenses) the returns of the S&P SmallCap 600, and is not actively managed. There is no assurance that the returns of the Fund will match the returns of the S&P SmallCap 600. The value of the Fund will rise and fall with the performance of the S&P SmallCap 600.

           o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

           o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

           o Futures risk - This Fund may use futures contracts as a substitute for the securities included in the index. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Prior to May 12, 2000, the Fund had a different investment objective and principal investment strategies.

[GRAPHIC OMITTED]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

27.55%   -1.89%   5.27%   9.20%
-------------------------------
 1997     1998    1999    2000


              *Year-to-date return as of June 30, 2001:  5.78%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1997:              17.52%
  Worst: 3rd quarter 1998:            -20.89%


[GRAPHIC OMITTED]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P SmallCap 600, an unmanaged index of 600 common stocks, weighted by market capitalization. The S&P SmallCap 600 is not available for investment.


                                           Since
                             1 year      inception*
  Investor A Shares            9.20%        9.83%
  S&P SmallCap 600            11.80%       12.44%

        *The inception date of Investor A Shares is October 15, 1996. The return for the index shown is from that date.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC OMITTED]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                 Investor A
(Fees paid directly from your investment)                          Shares
        Maximum sales charge (load) imposed on purchases           none
        Maximum deferred sales charge (load)                       none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.40%
        Distribution (12b-1) and shareholder servicing fees       0.25%
        Other expenses                                            0.39%
                                                                ------
        Total annual Fund operating expenses                      1.04%
        Fee waivers and/or reimbursements                        (0.39)%
                                                                ------
        Total net expenses(2)                                     0.65%
                                                                ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o   you reinvest all dividends and distributions in the Fund

           o   your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $66        $292        $536        $1,236

[GRAPHIC OMITTED]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Quantitative Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]
               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]
             What is a managed index fund?

             A managed index fund is designed to deliver the industry and risk characteristics of its benchmark with the benefits of relatively low costs and active investment management.

             With a managed index fund, the team may take advantage of individual asset selection from a variety of instruments that are expected to generate returns in excess of the S&P 500.

             There is no assurance that active management will result in a higher return than the index.

     Nations Managed Index Fund

[GRAPHIC OMITTED]
        Investment objective
        The Fund seeks, over the long term, to provide a total return that (before fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

[GRAPHIC OMITTED]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in a portfolio consisting of common stocks that are included in the S&P 500, convertible securities that are convertible into stocks included in that index, and other derivatives whose economic returns are, by design, closely equivalent to the returns of the S&P 500 or its components. The S&P 500 is an unmanaged index of 500 widely held common stocks, and is not available for investment.

 The team tries to maintain a portfolio that matches the industry and risk characteristics of the S&P 500. The team will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500 and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 In selecting investments for the Fund, the team uses quantitative analysis to evaluate the attractiveness of each potential investment. The team may examine a wide variety of factors classified as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

 The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the S&P 500 and/or reducing portfolio volatility relative to the S&P 500.

 In addition, the team believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.

 The team tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

 The team uses various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

           o may try to sell shares of a security with the highest cost for tax purposes first, before selling other shares of the same security. The team will only use this strategy when it is in the best interest of the Fund to do so and may sell other shares when appropriate

           o may offset capital gains by selling securities to realize a capital loss. This may reduce capital gains distributions

[GRAPHIC OMITTED]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies may also be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, and for other reasons.


[GRAPHIC OMITTED]
        Risks and other things to consider
        Nations Managed Index Fund has the following risks:

           o Investment strategy risk - The team chooses stocks that it believes have the potential for higher total returns than the S&P
               500. There is a risk that the returns of these investments will not exceed those of the S&P 500, or will fall.

           o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

           o Futures risk - This Fund may use futures contracts periodically to manage liquidity. There is a risk that this could result in losses, reduce returns, increase transaction costs or increase the Fund's volatility.

           o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC OMITTED]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

33.19%  26.33%  17.41%   -11.14%
---------------------------------
 1997     1998    1999     2000


        *Year-to-date return as of June 30, 2001: -5.45%


        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:              20.91%
  Worst: 3rd quarter 1998:            -10.67%

[GRAPHIC OMITTED]

             The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                              Since
                               1 year       inception*
  Investor A Shares            -11.14%       17.67%
  S&P 500                       -9.10%       19.60%

        *The inception date of Investor A Shares is July 31, 1996. The return for the index shown is from that date.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC OMITTED]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(Fees paid directly from your investment)                    Investor A Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.40%
        Distribution (12b-1) and shareholder servicing fees       0.25%
        Other expenses                                            0.29%
                                                                ------
        Total annual Fund operating expenses                      0.94%
        Fee waivers and/or reimbursements                        (0.19)%
                                                                ------
        Total net expenses(2)                                     0.75%
                                                                ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o   you reinvest all dividends and distributions in the Fund

           o   your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $77        $281        $502        $1,137

[GRAPHIC OMITTED]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]
               You'll find more about BACAP on page 176.

[GRAPHIC OMITTED]
             Corporate fixed income securities

             This Fund focuses on fixed income securities issued by corporations. Corporate fixed income securities have the potential to pay higher income than U.S. Treasury securities with similar maturities.

[GRAPHIC OMITTED]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Short-Term Income Fund

[GRAPHIC OMITTED]
        Investment objective
        The Fund seeks high current income consistent with minimal fluctuations of principal.

[GRAPHIC OMITTED]
        Principal investment strategies
        The Fund normally invests at least 65% of its total assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

  The Fund may invest in:

           o   corporate debt securities, including bonds, notes and debentures

           o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

           o   asset-backed securities

           o   U.S. government obligations

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be three years or less, and its duration will be three years or less.

 When selecting individual investments, the team:

           o looks at a fixed income security's potential to generate both income and price appreciation

           o allocates assets among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; asset-backed securities and corporate securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

           o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

           o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

           o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.


[GRAPHIC OMITTED]
        Risks and other things to consider
        Nations Short-Term Income Fund has the following risks:

           o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

           o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

           o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

           o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

           o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

           o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

           o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.


[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC OMITTED]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

7.33%    -0.48%   11.08%   4.68%   5.82%   6.08%  3.00%   6.90%
----------------------------------------------------------------
1993      1994     1995    1996    1997    1998    1999   2000


              *Year-to-date return as of June 30, 2001: 4.30%


        Best and worst quarterly returns during this period

  Best: 2nd quarter 1995:              3.47%
  Worst: 1st quarter 1994:            -1.00%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Merrill Lynch 1-3 Year Treasury Index, an index of U.S. Treasury bonds with maturities of one to three years. All dividends are reinvested. The index is not available for investment.

                                                                          Since
                                                1 year      5 years     inception*
        Investor A Shares                         5.79%        5.08%       5.10%
        Investor B Shares                         1.12%        4.67%       5.05%
        Investor C Shares                         5.11%        4.90%       4.90%
        Merrill Lynch 1-3 Year Treasury Index     7.99%        5.92%       5.64%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are October 2, 1992, June 7, 1993 and October 2, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

             Investor B Shares of this Fund are only available to existing shareholders for investment.

[GRAPHIC OMITTED]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                      Investor A    Investor B    Investor C
(Fees paid directly from your investment)               Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a % of
        offering price per share                       1.00%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                       none(1)       none         1.00%(2)

        Annual Fund operating expenses(3)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                0.30%         0.30%        0.30%
        Distribution (12b-1) and shareholder
        servicing fees                                 0.25%         1.00%        1.00%
        Other expenses                                 0.31%         0.31%        0.31%
                                                     ------        ------        -----
        Total annual Fund operating expenses           0.86%         1.61%        1.61%
        Fee waivers and/or reimbursements             (0.10)%       (0.10)%      (0.10)%
                                                     ------        ------        -----
        Total net expenses(4)                          0.76%         1.51%        1.51%
                                                     ======        ======        =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (3)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o   you reinvest all dividends and distributions in the Fund

           o   your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years
  Investor A Shares     $177       $362        $562        $1,141
  Investor B Shares     $154       $498        $867        $1,702
  Investor C Shares     $254       $498        $867        $1,903

        If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor C Shares     $154       $498        $867        $1,903

[GRAPHIC OMITTED]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]
             You'll find more about BACAP on page 176.


[GRAPHIC OMITTED]
             U.S. government securities

             This Fund invests most of its assets in securities that are U.S. government issued or guaranteed. This means the Fund is generally not subject to credit risk, but it could earn less income than funds that invest in other kinds of fixed income securities.

[GRAPHIC OMITTED]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

 Nations Short-Intermediate Government Fund

[GRAPHIC OMITTED]
        Investment objective
        The Fund seeks high current income consistent with modest fluctuation of principal.

[GRAPHIC OMITTED]
        Principal investment strategies
        The Fund invests most of its assets in U.S. government obligations and repurchase agreements relating to these obligations. It may invest in mortgage-related securities issued or backed by the U.S. government, its agencies or instrumentalities, or corporations.

 The Fund may also engage in reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be five years or less, and its duration will be four years or less.

 When selecting individual investments, the team:

           o looks at a fixed income security's potential to generate both income and price appreciation

           o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

           o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

           o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]
        Risks and other things to consider
        Nations Short-Intermediate Government Fund has the following risks:

           o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

           o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

           o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

           o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

           o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

           o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC OMITTED]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

5.69%   7.84%   -2.59%   12.22%   2.98%   7.03%   6.39%   0.23%   9.32%
------------------------------------------------------------------------
1992    1993     1994     1995    1996    1997    1998    1999    2000


              *Year-to-date return as of June 30, 2001: 3.13%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1992:              4.44%
  Worst: 1st quarter 1994:            -1.78%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Government Bond Index, an index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. The index is not available for investment.

                                                            Since
                                  1 year      5 years     inception*
  Investor A Shares                5.84%       4.45%       5.76%
  Investor B Shares                5.47%       4.53%       4.49%
  Investor C Shares                7.77%       4.63%       4.89%
  Lehman Intermediate
  Government Bond Index           10.47%       6.19%       7.09%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are August 5, 1991, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                      Investor A    Investor B    Investor C
(Fees paid directly from your investment)               Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a % of
        offering price per share                         3.25%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                        none(1)       3.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.30%         0.30%         0.30%
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%         1.00%         1.00%
        Other expenses                                  0.29%         0.29%         0.29%
                                                       -----         -----        ------
        Total annual Fund operating expenses            0.84%         1.59%         1.59%
                                                       =====         =====        ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class - About Investor B Shares - Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class
         - About Investor C Shares - Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

           o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o   you reinvest all dividends and distributions in the Fund

           o   your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $408       $585        $776        $1,330
  Investor B Shares     $462       $702        $866        $1,688
  Investor C Shares     $262       $502        $866        $1,889

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $162       $502        $866        $1,688
  Investor C Shares     $162       $502        $866        $1,889

[GRAPHIC OMITTED]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]
               You'll find more about
               BACAP on page 176.


[GRAPHIC OMITTED]
             Mortgage-backed securities

             This Fund invests in mortgage-backed securities. Mortgage-backed securities tend to pay higher income than U.S. Treasury bonds and other government-backed bonds with similar maturities, but also have specific risks associated with them. They pay a monthly amount that includes a portion of the principal on the underlying mortgages, as well as interest.

 Nations Government Securities Fund

[GRAPHIC OMITTED]
        Investment objective
        The Fund seeks high current income consistent with moderate fluctuation of principal.

[GRAPHIC OMITTED]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in U.S. government obligations and repurchase agreements secured by these securities.

 It may also invest in the following securities rated investment grade at the time of investment:

           o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

           o   asset-backed securities or municipal securities

           o   corporate debt securities, including bonds, notes and debentures

 The Fund may also engage in reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between five and 30 years.

 When selecting individual investments, the team:

           o looks at a fixed income security's potential to generate both income and price appreciation

           o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

           o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons and expected timing of cash flows

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]
        Risks and other things to consider
        Nations Government Securities Fund has the following risks:

           o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

           o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

           o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests may not be investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

           o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

           o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

           o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

           o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

           o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

               This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             The information about the performance for the period prior to June 8, 2001, reflects performance information for a predecessor fund which was reorganized into the Fund on June 8, 2001. The predecessor fund had an identical investment objective and principal investment strategies.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC OMITTED]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

5.08%   7.61%   -5.32%   14.99%   2.28%   8.29%   8.16%   -3.29%   11.91%
---------------------------------------------------------------------------
1992    1993     1994     1995    1996    1997    1998     1999     2000

              *Year-to-date return as of June 30, 2001: 2.20%

        Best and worst quarterly returns during this period

  Best: 1st quarter 1995:              4.91%
  Worst: 1st quarter 1994:            -3.04%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. The index is not available for investment.

                                                                  Since
                                        1 year      5 years     inception*
        Investor A Shares                 6.62%       4.31%       5.59%
        Investor B Shares                 7.07%       4.59%       4.56%
        Investor C Shares                10.04%       4.71%       4.70%
        Lehman Government Bond Index     13.24%       6.49%       7.84%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are April 17, 1991, June 7, 1993 and July 6, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC OMITTED]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                      Investor A    Investor B    Investor C
(Fees paid directly from your investment)               Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a % of
        offering price per share                         4.75%          none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                        none(1)         5.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                  0.50%          0.50%         0.50%
        Distribution (12b-1) and shareholder
        servicing fees                                   0.25%          1.00%         1.00%
        Other expenses                                   0.37%          0.37%         0.37%
                                                       ------          -----        ------
        Total annual Fund operating expenses             1.12%          1.87%         1.87%
        Fee waivers and/or reimbursements               (0.15)%        (0.15)%       (0.15)%
                                                       ------          -----         -----
        Total net expenses(5)                            0.97%          1.72%         1.72%
                                                       ======          =====         =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class - About Investor B Shares - Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class
         - About Investor C Shares - Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

           o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o   you reinvest all dividends and distributions in the Fund

           o   your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $569       $800        $1,050      $1,763
  Investor B Shares     $675       $873        $1,197      $1,982
  Investor C Shares     $275       $573        $  997      $2,178

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $175       $573        $997        $1,982
  Investor C Shares     $175       $573        $997        $2,178

[GRAPHIC OMITTED]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BA Advisors is the Master Portfolio's investment adviser, and BACAP is its sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC OMITTED]
               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]
             Intermediate-term securities

             The team focuses on fixed income securities with intermediate terms. While these securities generally won't earn as much income as securities with longer terms, they tend to be less sensitive to changes in interest rates.

[GRAPHIC OMITTED]
             Duration

             Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

     Nations Intermediate Bond Fund

[GRAPHIC OMITTED]
        Investment objective
        The Fund seeks to obtain interest income and capital appreciation.

[GRAPHIC OMITTED]
        Principal investment strategies
        The Fund invests all of its assets in Nations Intermediate Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in intermediate and longer-term fixed income securities that are rated investment grade. The Master Portfolio can invest up to 35% of its assets in mortgage-backed securities, including collateralized mortgage obligations
 (CMOs), that are backed by the U.S. government, its agencies or instrumentalities, or corporations.

 The Master Portfolio can invest up to 10% of its assets in high yield debt securities.

 The Master Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Master Portfolio may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Master Portfolio may invest in private placements to seek to enhance its yield.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Master Portfolio's average dollar-weighted maturity will be between three and six years. Its duration generally will be the same as the Lehman Intermediate Government/Corporate Bond Index.

 When selecting individual investments, the team:

           o looks at a fixed income security's potential to generate both income and price appreciation

           o allocates assets among U.S. corporate securities and mortgage-backed securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

           o selects securities using structure analysis, which evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

           o tries to maintain a duration that is similar to the duration of the Master Portfolio's benchmark. This can help manage interest rate risk

           o tries to manage risk by diversifying the Master Portfolio's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]
               You'll find more about
               other risks of investing in
               this Fund in Other
               important information
               and in the SAI.


[GRAPHIC OMITTED]
        Risks and other things to consider
        Nations Intermediate Bond Fund has the following risks:

           o Investment strategy risk - There is a risk that the value of the investments that the team chooses for the Master Portfolio will not rise as high as the team expects, or will fall.

           o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

           o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Master Portfolio invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

           o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risks of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

           o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

           o Mortgage-related risk - The value of the Master Portfolio's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Master Portfolio may have to reinvest this money in mortgage-backed or other securities that have lower yields.

           o Investment in other Nations Funds - The Master Portfolio may pursue its high yield and foreign securities strategies by investing in High Yield Portfolio and International Bond Portfolio, respectively, rather than directly in high yield and foreign securities. High Yield Portfolio and International Bond Portfolio are registered investment companies in the Nations Funds Family whose interests are offered by private placements only. BA Advisors and its affiliates are entitled to receive fees from High Yield Portfolio and International Bond Portfolio for providing services in addition to the fees which they are entitled to receive from the Master Portfolio or Fund for services provided directly. BA Advisors and its affiliates may waive fees which they are entitled to receive from either Portfolio.

           o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

               The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC OMITTED]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

14.54%   3.14%   6.54%   7.32%   0.02%   7.96%
-----------------------------------------------
 1995    1996    1997    1998    1999    2000

              *Year-to-date return as of June 30, 2001:  3.53%


        Best and worst quarterly returns during this period


  Best: 2nd quarter 1995:              4.50%
  Worst: 1st quarter 1996:            -1.06%


[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Intermediate Government/Corporate Bond Index, an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. The index is not available for investment.

                                                                     Since
                                          1 year      5 years     inception*
        Investor A Shares                   4.44%       4.34%       4.83%
        Investor B Shares                   2.15%        --         4.04%
        Investor C Shares                  13.10%        --         6.52%
        Lehman Intermediate Government/
        Corporate Bond Index               10.12%       6.11%       6.09%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are January 24, 1994, October 20, 1999 and November 20, 1996, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC OMITTED]

             There are two kinds of fees - shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                             Investor A    Investor B    Investor C
        (Fees paid directly from your investment)      Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a % of
        offering price per share                       3.25%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                       none(1)       3.00%(2)     1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                                0.40%         0.40%        0.40%
        Distribution (12b-1) and shareholder
        servicing fees                                 0.25%         1.00%        1.00%
        Other expenses                                 0.41%         0.41%        0.41%
                                                      -----         -----       ------
        Total annual Fund operating expenses(6)        1.06%         1.81%        1.81%
                                                      =====         =====       ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the levels shown above until July 31, 2002. There is no guarantee that these limitations will continue after this date.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o   you reinvest all dividends and distributions in the Fund

           o   your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years
  Investor A Shares     $430       $652        $891        $1,579
  Investor B Shares     $484       $769        $980        $1,930
  Investor C Shares     $284       $569        $980        $2,127

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $184       $569        $980        $1,930
  Investor C Shares     $184       $569        $980        $2,127

[GRAPHIC OMITTED]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC OMITTED]
               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]
             More investment opportunities

             This Fund can invest in a wide range of fixed income securities. This allows the team to focus on securities that offer the potential for higher returns.

 Nations Bond Fund

[GRAPHIC OMITTED]
        Investment objective
        The Fund seeks total return by investing in investment grade fixed income securities.

[GRAPHIC OMITTED]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in investment grade fixed income securities. The team may choose unrated securities if it believes they are of comparable quality to investment grade securities at the time of investment.

  The Fund may invest in:

           o   corporate debt securities, including bonds, notes and debentures

           o   U.S. government obligations

           o   foreign debt securities denominated in U.S. dollars

           o mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations

           o   asset-backed securities

           o   municipal securities

 The Fund may invest up to 10% of its total assets in high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may invest in private placements to seek to enhance its yield.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be 10 years or less and will never be more than 15 years.

 When selecting individual investments, the team:

           o looks at a fixed income security's potential to generate both income and price appreciation

           o allocates assets primarily among U.S. government obligations, including securities issued by government agencies, mortgage-backed securities and U.S. Treasury securities; and corporate securities, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

           o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

           o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]
               You'll find more about
               other risks of investing in
               this Fund in Other
               important information
               and in the SAI.


[GRAPHIC OMITTED]
        Risks and other things to consider
        Nations Bond Fund has the following risks:

           o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

           o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

           o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

           o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

           o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

           o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

           o Investment in other Nations Funds - The Fund may pursue its high yield and foreign securities strategies by investing in High Yield Portfolio and International Bond Portfolio, respectively, rather than directly in high yield and foreign securities. High Yield Portfolio and International Bond Portfolio are registered investment companies in the Nations Funds Family whose interests are offered by private placements only. BA Advisors and its affiliates are entitled to receive fees from High Yield Portfolio and International Bond Portfolio for providing services in addition to the fees which they are entitled to receive from Nations Bond Fund for services provided directly. BA Advisors and its affiliates may waive fees which they are entitled to receive from either Portfolio.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC OMITTED]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]


10.61%   -3.51%    17.05%   1.92%   8.26%    6.94%   -1.45%   9.83%
--------------------------------------------------------------------
 1993     1994      1995    1996    1997     1998     1999    2000

              *Year-to-date return as of June 30, 2001:  3.19%


        Best and worst quarterly returns during this period

  Best: 2nd quarter 1995:             5.90%
  Worst: 1st quarter 1994:            -2.85%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Aggregate Bond Index, an index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. The indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. The indices are not available for investment.

                                                                  Since
                                        1 year      5 years     inception*
        Investor A Shares                6.30%       4.32%       5.63%
        Investor B Shares                6.01%       4.40%       4.98%
        Investor C Shares                7.98%       4.43%       5.56%
        Lehman Aggregate Bond Index     11.63%       6.46%       7.19%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are November 19, 1992, June 7, 1993 and November 16, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC OMITTED]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                               Investor A    Investor B    Investor C
        (Fees paid directly from your investment)        Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a % of
        offering price                                   3.25%          none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                         none(1)        3.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                  0.40%          0.40%       0.40%
        Distribution (12b-1) and shareholder
        servicing fees                                   0.25%          1.00%       1.00%
        Other expenses                                   0.27%          0.27%       0.27%
                                                        -----         ------      ------
        Total annual Fund operating expenses             0.92%          1.67%       1.67%
                                                        =====         ======      ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class - About Investor B Shares - Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class
         - About Investor C Shares - Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o   you reinvest all dividends and distributions in the Fund

           o   your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $416       $609        $818        $1,421
  Investor B Shares     $470       $726        $907        $1,777
  Investor C Shares     $270       $526        $907        $1,976

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $170       $526        $907        $1,777
  Investor C Shares     $170       $526        $907        $1,976

[GRAPHIC OMITTED]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]
               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]
             Multi-sector approach

             The Fund follows a multi-sector approach in order to pursue high income while seeking to control volatility. To try to accomplish this, the Fund is diversified broadly in three sectors of the market -- U.S. government, foreign and lower-rated corporate bonds. This diversification is thought to be critical in managing the exchange-rate uncertainties of foreign bonds and the special credit risks of lower-rated bonds.

 Nations Strategic Income Fund

[GRAPHIC OMITTED]
        Investment objective
        The Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

[GRAPHIC OMITTED]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in investment grade debt securities.

  The Fund may invest in:

           o   corporate debt securities

           o   U.S. government obligations

           o foreign debt securities denominated in U.S. dollars or foreign currencies

           o mortgage-related securities issued by governments and non-government issuers

           o   asset-backed securities

 The Fund may invest up to 35% of its assets in lower-quality fixed income securities ("junk bonds" or "high yield bonds") rated "Ba" or "B" by Moody's Investors Services, Inc. (Moody's) or "BB" or "B" by Standard & Poor's Corporation (S&P). The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Fund may also invest in other registered investment companies.

 The Fund will limit its investments in foreign securities to one-third of its total assets. The Fund may engage in forward foreign currency contracts, reverse repurchase agreements and forward purchase agreements to seek to protect against movements in the value of foreign currencies in which its foreign securities may be denominated.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements primarily used to seek to enhance returns and manage liquidity. These investments will generally be short-term in nature. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The Fund may also invest in private placements to seek to enhance its yield.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than five years.

 When selecting individual investments, the team:

           o looks at a fixed income security's potential to generate both income and price appreciation

           o allocates assets primarily among U.S. government obligations and U.S. corporate securities, including high yield corporate bonds. The allocation is structured to provide the potential for the best return, based on how they are expected to perform under current market conditions, and on how they have performed in the past. The team may change the allocations when market conditions change

           o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

           o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

           o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]
               You'll find more about
               other risks of investing in
               this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]
        Risks and other things to consider
        Nations Strategic Income Fund has the following risks:

           o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

           o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

           o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

           o Foreign investment risk - Because the Fund may invest up to one-third of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. The Fund's use of forward foreign currency contracts to seek to protect against movements in the value of foreign currencies may not eliminate the risk that the Fund will be adversely affected by changes in foreign currencies. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

           o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

           o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

           o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

           o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

           o Investment in other Nations Funds - The Fund may pursue its high yield and foreign securities strategies by investing in High Yield Portfolio and International Bond Portfolio, respectively, rather than directly in high yield and foreign securities. High Yield Portfolio and International Bond Portfolio are registered investment companies in the Nations Funds Family whose interests are offered by private placements only. BA Advisors and its affiliates are entitled to receive fees from High Yield Portfolio and International Bond Portfolio for providing services in addition to the fees which they are entitled to receive from Nations Strategic Income Fund for services provided directly. BA Advisors and its affiliates may waive fees which they are entitled to receive from either Portfolio.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC OMITTED]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

15.62%   -2.74%   20.61%   2.21%   8.32%   7.27%   -2.93%   7.77%
------------------------------------------------------------------
 1993     1994     1995    1996    1997    1998     1999    2000

              *Year-to-date return as of June 30, 2001:  3.21%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1995:              7.42%
  Worst: 1st quarter 1996:            -3.24%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Aggregate Bond Index, an index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. The indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. The indices are not available for investment.

                                                                  Since
                                        1 year      5 years     inception*
        Investor A Shares                2.65%       3.42%       6.20%
        Investor B Shares                1.86%       3.50%       5.34%
        Investor C Shares                5.97%       3.87%       6.36%
        Lehman Aggregate Bond Index     11.63%       6.46%       7.19%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are November 25, 1992, June 7, 1993 and November 9, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC OMITTED]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC OMITTED]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                       Investor A  Investor B  Investor C
        (Fees paid directly from your investment)                Shares      Shares      Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                        4.75%        none        none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                                 none(1)      5.00%(2)   1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.50%        0.50%      0.50%
        Distribution (12b-1) and shareholder servicing fees      0.25%        1.00%      1.00%
        Other expenses                                           0.33%        0.33%      0.33%
                                                               ------        -----     ------
        Total annual Fund operating expenses                     1.08%        1.83%      1.83%
        Fee waivers and/or reimbursements                       (0.10)%      (0.10%     (0.10)%
                                                               ------        -----     -----
        Total net expenses(5)                                    0.98%        1.73%     1.73%
                                                               ======        =====     =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o   you reinvest all dividends and distributions in the Fund

           o   your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Investor A Shares     $570       $793        $1,034      $1,723
  Investor B Shares     $676       $866        $1,181      $1,943
  Investor C Shares     $276       $566        $  981      $2,140

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                        1 year     3 years     5 years     10 years
  Investor B Shares     $176       $566        $981        $1,943
  Investor C Shares     $176       $566        $981        $2,140

[GRAPHIC OMITTED]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BA Advisors is the Master Portfolio's investment adviser, and MacKay Shields LLC (MacKay Shields) is its sub-adviser. MacKay Shields' High Yield Portfolio Management Team makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC OMITTED]
               You'll find more about
               MacKay Shields and
               its High Yield Portfolio
               Management Team on
               page 184.

[GRAPHIC OMITTED]
             High yield debt securities

             This Fund invests primarily in high yield debt securities, which are often referred to as "junk bonds." High yield debt securities offer the potential for higher income than other kinds of debt securities with similar maturities, but they also have higher credit risk.

     Nations High Yield Bond Fund

[GRAPHIC OMITTED]
        Investment objective
        The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

[GRAPHIC OMITTED]
        Principal investment strategies
        The Fund invests all of its assets in Nations High Yield Bond Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "Ba" or "B" by Moody's Investor Services, Inc. or "BB" or "B" by Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The portfolio is not managed to a specific duration. Its duration will generally track the CSFB Global High Yield Index.

 The Master Portfolio invests primarily in:

           o Domestic corporate high yield debt securities, including private placements

           o U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

           o   Zero-coupon bonds

           o   U.S. government obligations

           o Equity securities (up to 25% of its assets), which may include convertible securities

 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 When selecting investments for the portfolio, the team:

           o   focuses on individual security selection ("bottom-up" analysis)

           o   uses fundamental credit analysis

           o emphasizes current income while attempting to minimize risk to principal

           o seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

           o tries to manage risk by diversifying the Master Portfolio's investments across securities of many different issuers

 The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, and for other reasons.

[GRAPHIC OMITTED]
               You'll find more about
               other risks of investing in
               this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]
        Risks and other things to consider
        Nations High Yield Bond Fund has the following risks:

           o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

           o Credit risk - The types of securities in which the Master Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

           o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

           o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

           o Liquidity risk - There is a risk that a security held by the Master Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

           o Foreign investment risk - Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

           o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

               The Fund can withdraw its entire investment from the Master Portfolio if it believes it's in the best interest of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC OMITTED]

             For information about the performance of other high yield accounts managed by MacKay Shields, see How the Funds are managed.

[GRAPHIC OMITTED]
        A look at the Fund's performance
        Because the Fund has not been in operation for a full calendar year, no performance information is included in this prospectus.


[GRAPHIC OMITTED]

          There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

          Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC OMITTED]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                               Investor A    Investor B    Investor C
        (Fees paid directly from your investment)        Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                4.75%          none         none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                         none(1)       5.00%(2)     1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the
        Fund's assets)(5)
        Management fees                                  0.55%         0.55%        0.55%
        Distribution (12b-1) and shareholder
        servicing fees                                   0.25%         1.00%        1.00%
        Other expenses                                   0.89%         0.89%        0.89%
                                                       ------         -----        ------
        Total annual Fund operating expenses             1.69%         2.44%        2.44%
        Fee waivers and/or reimbursements               (0.51)%       (0.51)%      (0.51)%
        Total net expenses(6)                           1.18%          1.93%        1.93%
                                                       ======         =====         ====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class - About Investor B Shares - Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class
         - About Investor C Shares - Contingent deferred sales charge for details.

      (4)The figures contained in the table above are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

      (6)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o   you reinvest all dividends and distributions in the Fund

           o   your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $590       $  936      $1,305      $2,341
  Investor B Shares     $696       $1,012      $1,455      $2,552
  Investor C Shares     $296       $  712      $1,255      $2,738

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $196       $712        $1,255      $2,552
  Investor C Shares     $196       $712        $1,255      $2,738

[GRAPHIC OMITTED]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]
               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]
             Lowest risk, lowest
             income potential

             This Fund has the lowest risk of the Nations Funds Municipal Bond Funds because it has a duration of less than three years. Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

             This means the Fund's value tends to change less when interest rates change, but it could also earn less income than funds with longer durations.

 Nations Short-Term Municipal Income Fund

[GRAPHIC OMITTED]
        Investment objective
        The Fund seeks high current income exempt from federal income tax consistent with minimal fluctuation of principal.

[GRAPHIC OMITTED]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be less than three years, and its duration will be between 1.25 and 2.75 years.

 When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

           o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

           o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

           o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

           o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]
               You'll find more about
               other risks of investing in
               this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]
        Risks and other things to consider
        Nations Short-Term Municipal Income Fund has the following risks:

           o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

           o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

           o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

           o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

           o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

           o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

           o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC OMITTED]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

0.27%   8.05%   3.97%   4.54%   4.53%   2.31%   5.37%
--------------------------------------------------------
1994    1995    1996    1997    1998    1999    2000

              *Year-to-date return as of June 30, 2001: 2.96%


        Best and worst quarterly returns during this period

  Best: 1st quarter 1995:              2.86%
  Worst: 1st quarter 1994:            -0.95%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of two to four years. All dividends are reinvested. The index is not available for investment.

                                                             Since
                                   1 year      5 years     inception*
  Investor A Shares                 4.32%       3.93%       4.04%
  Investor B Shares                 -0.40%      3.50%       3.88%
  Investor C Shares                 3.69%       3.75%       4.16%
  Lehman 3-Year Municipal
   Bond Index                       6.23%       4.65%       4.69%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are November 2, 1993, October 12, 1993 and May 19, 1994, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC OMITTED]

          There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

          Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

          Investor B shares of this Fund are only available to existing shareholders for investment.

[GRAPHIC OMITTED]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                      Investor A    Investor B    Investor C
(Fees paid directly from your investment)               Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                1.00%          none         none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                         none(1)        none         1.00%(2)

        Annual Fund operating expenses(3)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                  0.30%         0.30%         0.30%
        Distribution (12b-1) and shareholder
        servicing fees                                   0.25%         1.00%         1.00%
        Other expenses                                   0.36%         0.36%         0.36%
                                                       ------        ------         -----
        Total annual Fund operating expenses             0.91%         1.66%         1.66%
        Fee waivers and/or reimbursements               (0.26)%       (0.26)%       (0.26)%
                                                       ------        ------         -----
        Total net expenses(4)                           0.65%          1.40%         1.40%
                                                       ======        ======         =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.

      (2)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class
         - About Investor C Shares - Contingent deferred sales charge for details.

      (3)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (4)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o   you reinvest all dividends and distributions in the Fund

           o   your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $166       $362        $574        $1,185
  Investor B Shares     $143       $498        $878        $1,743
  Investor C Shares     $243       $498        $878        $1,944

        If you bought Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor C Shares     $143       $498        $878        $1,944

[GRAPHIC OMITTED]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]
               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]
             Moderate risk, moderate
             income potential

             This Fund has relatively moderate risk compared with the other Nations Funds Municipal Bond Funds because it has a duration of between three and six years. Duration is a measure used to estimate how much a Fund's portfolio will fluctuate in response to a change in interest rates.

             The Fund's value will tend to change more when interest rates change than the value of Nations Short-Term Municipal Income Fund, but it could also earn more income.

             Its value will change less when interest rates change than the value of Nations Municipal Income Fund, but it also could earn less income.

 Nations Intermediate Municipal Bond Fund

[GRAPHIC OMITTED]
        Investment objective
        The Fund seeks high current income exempt from federal income tax consistent with moderate fluctuation of principal.

[GRAPHIC OMITTED]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in municipal high yield debt securities

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be between three and 10 years, and its duration will be between three and six years.

 When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

           o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

           o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

           o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

           o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]
               You'll find more about
               other risks of investing in
               this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]
        Risks and other things to consider
        Nations Intermediate Municipal Bond Fund has the following risks:

           o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

           o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

           o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

           o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

           o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

           o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

           o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.


[GRAPHIC OMITTED]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

-4.78%   14.55%   3.83%   7.16%   5.25%   -1.46%   7.89%
---------------------------------------------------------
 1994     1995    1996    1997    1998     1999    2000

              *Year-to-date return as of June 30, 2001: 2.92%

        Best and worst quarterly returns during this period

  Best: 1st quarter 1995:              5.95%
  Worst: 1st quarter 1994:            -4.09%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman 7-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. The index is not available for investment.

                                                                        Since
                                              1 year      5 years     inception*
        Investor A Shares                      4.35%        3.80%       4.21%
        Investor B Shares                      4.09%        3.92%       4.16%
        Investor C Shares                      6.09%        4.00%       5.58%
        Lehman 7-year Municipal Bond Index     9.09%        5.41%       5.69%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are August 17, 1993, December 2, 1993 and November 3, 1994, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC OMITTED]

          There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

          Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC OMITTED]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                              Investor A    Investor B    Investor C
        (Fees paid directly from your investment)       Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                3.25%         none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                         none(1)       3.00%(2)     1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                  0.40%         0.40%        0.40%
        Distribution (12b-1) and shareholder
        servicing fees                                   0.25%         1.00%        1.00%
        Other expenses                                   0.28%         0.28%        0.28%
                                                       ------         -----       ------
        Total annual Fund operating expenses             0.93%         1.68%        1.68%
        Fee waivers and/or reimbursements               (0.18)%       (0.18)%      (0.18)%
                                                       ------         -----       ------
        Total net expenses(5)                            0.75%         1.50%        1.50%
                                                       ======         =====       ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class - About Investor B Shares - Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class
         - About Investor C Shares - Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o   you reinvest all dividends and distributions in the Fund

           o   your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $399       $595        $807        $1,416
  Investor B Shares     $453       $712        $896        $1,772
  Investor C Shares     $253       $512        $896        $1,972

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $153       $512        $896        $1,772
  Investor C Shares     $153       $512        $896        $1,972

[GRAPHIC OMITTED]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Municipal Fixed Income Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC OMITTED]
               You'll find more about
               BACAP on page 176.

[GRAPHIC OMITTED]
             Highest risk, highest
             income potential

             This Fund has the relatively highest risk of the Nations Funds Municipal Bond Funds because it has a duration of more than six years. Duration is a measure used to estimate how much a fund's portfolio's will fluctuate in response to a change in interest rates.

             This means the Fund's value tends to change more when interest rates change, but it could also earn more income than the two Funds with shorter durations.

 Nations Municipal Income Fund

[GRAPHIC OMITTED]
        Investment objective
        The Fund seeks high current income exempt from federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities.

[GRAPHIC OMITTED]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in investment grade municipal securities, which pay interest that is generally free from federal income tax.

 The Fund may invest up to 20% of its assets in debt securities that are taxable, including securities that are subject to the federal alternative minimum tax.

 The Fund may invest up to 10% of its total assets in municipal high yield debt securities.

 The Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options and other derivative instruments, to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Normally, the Fund's average dollar-weighted maturity will be more than seven years, and its duration will be more than six years.

 When selecting individual investments, the team looks at a security's potential to generate both income and price appreciation. The team:

           o allocates assets among revenue bonds, general obligation bonds, insured bonds and pre-refunded bonds (bonds that are repaid before their maturity date), based on how they have performed in the past, and on how they are expected to perform under current market conditions. The team may change the allocations when market conditions change

           o selects securities using credit and structure analysis. Credit analysis evaluates the creditworthiness of individual issuers. The team may invest in securities with lower credit ratings if it believes that the potential for a higher yield is substantial compared with the risk involved, and that the credit quality is stable or improving. Structure analysis evaluates the characteristics of a security, including its call features, coupons, and expected timing of cash flows

           o tries to maintain a duration that is similar to the duration of the Fund's benchmark. This can help manage interest rate risk

           o tries to manage risk by diversifying the Fund's investments in securities of many different issuers

 The team also considers other factors. It reviews public policy issues that may affect the municipal bond market. Securities with different coupon rates may also represent good investment opportunities based on supply and demand conditions for bonds.

 The team may sell a security when it believes the security is overvalued, there is a deterioration in the security's credit rating or in the issuer's financial situation, when other investments are more attractive, and for other reasons.

[GRAPHIC OMITTED]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC OMITTED]
        Risks and other things to consider
        Nations Municipal Income Fund has the following risks:

           o Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

           o Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

           o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

           o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

           o Changing distribution levels - The level of monthly income distributions paid by the Fund depends on the amount of income paid by the securities the Fund holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

           o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

           o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to the federal alternative minimum tax, and state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Shares of the Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC OMITTED]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current yield.

[GRAPHIC OMITTED]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

8.22%   13.34%   -7.62%   19.27%   4.50%   9.34%   5.78%   -4.28%   9.79%
---------------------------------------------------------------------------
1992     1993     1994     1995    1996    1997    1998     1999     2000

              *Year-to-date return as of June 30, 2001: 2.69%

        Best and worst quarterly returns during this period

  Best: 1st quarter 1995:              7.96%
  Worst: 1st quarter 1994:            -6.64%

[GRAPHIC OMITTED]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Lehman Municipal Bond Index, a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. The index is not available for investment.

                                                                  Since
                                        1 year      5 years     inception*
        Investor A Shares                4.54%       3.88%       6.18%
        Investor B Shares                4.94%       4.06%       4.75%
        Investor C Shares                7.84%       4.32%       5.58%
        Lehman Municipal Bond Index     11.68%       5.84%       7.24%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are February 1, 1991, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC OMITTED]

          There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

          Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC OMITTED]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                              Investor A    Investor B    Investor C
        (Fees paid directly from your investment)       Shares        Shares        Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                               4.75%          none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                        none(1)        5.00%(2)     1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                 0.50%          0.50%        0.50%
        Distribution (12b-1) and shareholder
        servicing fees                                  0.25%          1.00%        1.00%
        Other expenses                                  0.29%          0.29%        0.29%
                                                      ------          -----       ------
        Total annual Fund operating expenses            1.04%          1.79%        1.79%
        Fee waivers and/or reimbursements              (0.19)%        (0.19)%      (0.19)%
                                                      ------          -----       -------
        Total net expenses(5)                           0.85%         1.60%         1.60%
                                                      ======         =====        ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class - About Investor A Shares - Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class - About Investor B Shares - Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class
         - About Investor C Shares - Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC OMITTED]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o   you reinvest all dividends and distributions in the Fund

           o   your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Investor A Shares     $558       $773        $1,005      $1,672
  Investor B Shares     $663       $845        $1,152      $1,892
  Investor C Shares     $263       $545        $  952      $2,090

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                        1 year     3 years     5 years     10 years
  Investor B Shares     $163       $545        $952        $1,892
  Investor C Shares     $163       $545        $952        $2,090

[GRAPHIC OMITTED]
         Other important information

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 7. The following are some other risks and information you should consider before you invest:

           o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

           o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

           o Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest up to 25% of their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

           o Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

           o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

           o Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

           o Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

           o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rates for Nations Classic Value Fund, Nations Financial Services Fund and Nations Global Value Fund are expected to be no more than 50%, 100% and 100%, respectively. You'll find the portfolio turnover rate for each other Fund in Financial highlights.

[GRAPHIC OMITTED]
         How the Funds are managed



[GRAPHIC OMITTED]
             Banc of America Advisors, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BA Advisors is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

 BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

 Annual investment advisory fee, as a % of average daily net assets

                                                      Maximum     Actual fee
                                                      advisory     paid last
                                                        fee       fiscal year
  Nations Convertible Securities Fund                   0.65%       0.65%
  Nations Asset Allocation Fund                         0.65%       0.63%
  Nations Equity Income Fund                            0.65%       0.54%
  Nations Classic Value Fund                            0.65%       N/A
  Nations Value Fund                                    0.65%       0.65%
  Nations Blue Chip Fund(1)                             0.65%       0.65%
  Nations Strategic Growth Fund                         0.65%       0.65%
  Nations Marsico Growth & Income Fund(1)               0.75%       0.75%
  Nations Capital Growth Fund                           0.65%       0.65%
  Nations Aggressive Growth Fund                        0.65%       0.65%
  Nations Marsico Focused Equities Fund(1)              0.75%       0.75%
  Nations MidCap Growth Fund                            0.65%       0.65%
  Nations Marsico 21st Century Fund(1)                  0.75%        N/A
  Nations Small Company Fund                            0.90%       0.84%
  Nations Financial Services Fund                       0.75%        N/A
  Nations Global Value Fund                             0.90%        N/A
  Nations International Value Fund(1)                   0.90%       0.80%
  Nations International Equity Fund(1)                  0.80%       0.80%
  Nations Marsico International Opportunities Fund(1)   0.80%        N/A
  Nations Emerging Markets Fund                         1.00%       0.98%
  Nations LargeCap Index Fund                           0.40%       0.07%
  Nations MidCap Index Fund                             0.40%       0.10%
  Nations SmallCap Index Fund                           0.40%       0.02%
  Nations Managed Index Fund                            0.40%       0.21%
  Nations Short-Term Income Fund                        0.30%       0.20%
  Nations Short-Intermediate Government Fund            0.30%       0.30%
  Nations Government Securities Fund                    0.50%       0.40%
  Nations Intermediate Bond Fund(1)                     0.40%       0.40%
  Nations Bond Fund                                     0.40%       0.40%
  Nations Strategic Income Fund                         0.50%       0.39%
  Nations High Yield Bond Fund(1)                       0.55%       0.55%
  Nations Short-Term Municipal Income Fund              0.30%       0.06%
  Nations Intermediate Municipal Bond Fund              0.40%       0.24%
  Nations Municipal Income Fund                         0.50%       0.33%

(1) These Funds don't have their own investment adviser because they invest in Nations Blue Chip Master Portfolio, Nations Marsico Growth & Income Master Portfolio, Nations Marsico Focused Equities Master Portfolio, Nations Marsico 21st Century Master Portfolio, Nations International Value Master Portfolio, Nations International Equity Master Portfolio, Nations Marsico International Opportunities Master Portfolio, Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio, respectively. BA Advisors is the investment adviser to each Master Portfolio.

 Investment sub-advisers
 Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

           o   change, add or terminate one or more sub-advisers;

           o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

           o   materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[GRAPHIC OMITTED]
             Banc of America
             Capital Management, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, LLC
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $125 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 60 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                           BACAP Team
  Nations Convertible Securities Fund          Income Strategies Team
  Nations Asset Allocation Fund                Fixed Income Management Team
                                               for the fixed income and money market
                                               portions of the Fund
  Nations Equity Income Fund                   Income Strategies Team
  Nations Value Fund                           Value Strategies Team
  Nations Strategic Growth Fund                Growth Strategies Team
  Nations Capital Growth Fund                  Growth Strategies Team
  Nations Aggressive Growth Fund               Growth Strategies Team
  Nations MidCap Growth Fund                   Growth Strategies Team
  Nations Small Company Fund                   SmallCap Strategies Team
  Nations Financial Services Fund              Growth Strategies Team
  Nations LargeCap Index Fund                  Quantitative Strategies Team
  Nations MidCap Index Fund                    Quantitative Strategies Team
  Nations SmallCap Index Fund                  Quantitative Strategies Team
  Nations Managed Index Fund                   Quantitative Strategies Team
  Nations Short-Term Income Fund               Fixed Income Management Team
  Nations Short-Intermediate Government Fund   Fixed Income Management Team
  Nations Government Securities Fund           Fixed Income Management Team
  Nations Intermediate Bond Fund(1)            Fixed Income Management Team
  Nations Bond Fund                            Fixed Income Management Team
  Nations Strategic Income Fund                Fixed Income Management Team
  Nations Short-Term Municipal Income Fund     Municipal Fixed Income Management Team
  Nations Intermediate Municipal Bond Fund     Municipal Fixed Income Management Team
  Nations Municipal Income Fund                Municipal Fixed Income Management Team

(1)Nations Intermediate Bond Fund doesn't have its own investment sub-adviser because it invests in Nations Intermediate Bond Master Portfolio. BACAP is the investment sub-adviser to the Master Portfolio.

[GRAPHIC OMITTED]
             Marsico Capital
             Management, LLC

             1200 17th Street
             Suite 1300
             Denver, Colorado 80202

 Marsico Capital Management, LLC
 Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has over $13 billion in assets under management.

 Marsico Capital is the investment sub-adviser to:

           o   Nations Marsico Growth & Income Master Portfolio

           o   Nations Marsico Focused Equities Master Portfolio

           o   Nations Marsico 21st Century Master Portfolio

           o   Nations Marsico International Opportunities Master Portfolio

 Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Growth & Income Master Portfolio and Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.

 James A. Hillary is the portfolio manager of Nations Marsico 21st Century Master Portfolio. Mr. Hillary has eleven years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital Management. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a Bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.

 James G. Gendelman is the portfolio manager of Nations Marsico International Opportunities Master Portfolio. Prior to joining Marsico Capital in May, 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was an accountant for Ernst & Young from 1983 to 1985.

 Performance of other stock funds managed by Thomas Marsico
 Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund have been in operation since December 31, 1997, so they have a relatively short performance history. The tables below are designed to show you how similar stock funds managed by Thomas Marsico performed in the past.

 The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $6 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of August 7, 1997

                                                 Janus Twenty
                                                   Fund (%)      S&P 500 (%)
  one year                                         48.21           46.41
  three years                                      32.07           30.63
  five years                                       20.02           20.98
  during the period of Mr. Marsico's management
  (January 31, 1988 to August 7, 1997)             23.38           18.20

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

 The Janus Growth and Income Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Growth & Income Fund. Mr. Marsico managed the Janus Growth and Income Fund from its inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $1.7 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of August 7, 1997

                                                 Janus Growth
                                                  and Income
                                                   Fund (%)      S&P 500 (%)
  one year                                         47.77           46.41
  three years                                      31.13           30.63
  five years                                       21.16           20.98
  during the period of Mr. Marsico's management
  (May 31, 1991 to August 7, 1997)                 21.19           18.59

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

[GRAPHIC OMITTED]
             Chicago Equity Partners, LLC

             180 North LaSalle
             Suite 3800
             Chicago, Illinois 60601

 Chicago Equity Partners, LLC
 Chicago Equity is a registered investment adviser and is owned by the firm's senior management. Chicago Equity is the investment sub-adviser to Nations Blue Chip Master Portfolio and is one of two sub-advisers to Nations Asset Allocation Fund.

 Chicago Equity's Equity Management Team is responsible for making the day-to-day investment decisions for Nations Blue Chip Master Portfolio and for the equity portion of Nations Asset Allocation Fund.

[GRAPHIC OMITTED]
             Brandes Investment
             Partners, L.P.

             11988 El Camino Real
             Suite 500
             San Diego, California 92130

 Brandes Investment Partners, L.P.
 Founded in 1974, Brandes is an investment advisory firm with 56 investment professionals who manage more than $50 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

 Brandes is the investment sub-adviser to Nations Classic Value Fund, Nations Global Value Fund and Nations International Value Master Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Funds and the Master Portfolio.

 Performance of other international/global stock funds and accounts managed by Brandes
 Nations Classic Value Fund and Nations Global Value Fund commenced their operations on April 16, 2001. Nations International Value Master Portfolio (including its predecessors) has been in operation since December 27, 1995. The tables below are designed to show you how composites of similar equity accounts managed by Brandes performed over various periods in the past.

 The accounts comprising the Brandes U.S. Value Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Classic Value Fund. The Brandes U.S. Value Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Classic Value Fund.

 The table below shows the returns for the Brandes U.S. Value Equity composite compared with the Russell 1000 Value Index for the periods ending March 31, 2001 and December 31 of prior years. The returns of the Brandes U.S. Value Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Value Index assume all dividends and distributions have been reinvested.

 Average annual total returns as of March 31, 2001

                               Brandes
                           U.S. Value Equity     Russell 1000
                             Composite (%)      Value Index (%)
  one year                      47.98%                0.27%
  three years                    4.09%                3.85%
  five years                    14.52%               14.24%
  since inception (6/30/91)     15.27%               15.65%

     Annual total returns as of December 31

             Brandes
        U.S. Value Equity     Russell 1000
          Composite (%)      Value Index (%)
  2000       34.46%               7.02%
  1999      (12.45)%              7.35%
  1998        1.69%              15.63%
  1997       32.99%              35.18%
  1996       29.47%              21.64%
  1995       20.98%              38.36%
  1994      ( 3.54)%             (1.98)%
  1993       24.00%              18.07%
  1992       23.40%              13.58%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards which differ from the method used by the SEC.

 The Brandes composite includes U.S. equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

 The accounts comprising the Brandes Global Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Global Value Fund. The Brandes Global Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Global Value Fund.

 The table below shows the returns for the Brandes Global Equity composite compared with the MSCI World Index for the periods ending March 31, 2001 and December 31 of prior years. The returns of the Brandes Global Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the MSCI World Index assume all dividends and distributions have been reinvested.

 Average annual total returns as of March 31, 2001

                 Brandes
              Global Equity        MSCI World
               Composite (%)        Index (%)
  one year        23.32%            (25.10)%
  three years     12.05%              0.93%
  five years      19.48%              8.21%
  ten years       18.58%              9.37%

 Annual total returns as of December 31

             Brandes
          Global Equity      MSCI World
          Composite (%)       Index (%)
  2000       23.16%          (13.18)%
  1999       20.92%           24.93%
  1998       13.08%           24.34%
  1997       28.14%           15.76%
  1996       22.38%           13.48%
  1995       20.81%           20.72%
  1994       (2.34)%          (5.08)%
  1993       39.71%           22.50%
  1992       12.23%           (5.23)%
  1991       37.07%           18.29%
  1990      (11.79)%         (17.02)%
  1989       13.04%           16.61%
  1988       26.02%           23.29%
  1987       (2.57)%          16.16%
  1986       20.77%           41.89%
  1985       35.55%           40.57%
  1984        7.09%            4.72%
  1983       39.91%           21.93%
  1982       29.86%            9.71%
  1981       13.56%          ( 4.78)%
  1980       34.28%           25.67%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards which differ from the method used by the SEC.

 The Brandes composite includes global equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

 The fund and the accounts comprising the Brandes composite's investment objective, policies and strategies are substantially similar to Nations International Value Master Portfolio.

 The table below shows the returns for the Brandes composite compared with the MSCI EAFE Index for the periods ending December 31, 2000. The returns of the Brandes composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of December 31, 2000

                  Brandes          MSCI EAFE
               Composite (%)       Index (%)
  one year         2.80%            (14.17)%
  three years     22.03%              9.35%
  five years      20.47%              7.13%
  ten years       19.38%              6.42%

 Annual total returns as of December 31

            Brandes          MSCI EAFE
         Composite (%)       Index (%)
  2000       2.80%           (14.17)%
  1999      53.67%            29.96%
  1998      15.03%            20.33%
  1997      20.05%             1.78%
  1996      16.34%             6.05%
  1995      13.75%            11.21%
  1994      (2.98)%            7.78%
  1993      40.86%            32.56%
  1992       6.28%           (12.17)%
  1991      40.17%            12.13%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

 The Brandes composite includes Brandes International Equity Fund (since 1995) and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

[GRAPHIC OMITTED]
             Gartmore Global Partners

             Gartmore House
             8 Fenchurch Place
             London EC3M 4PH, England

 Gartmore Global Partners
 Gartmore is a global asset manager dedicated to serving the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages more than $991 million in assets.

 Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company.

 Gartmore generally follows a growth philosophy, which is reflected in its active management of market allocation and stock selection.

 Gartmore is co-investment sub-adviser to:

      o   Nations International Equity Master Portfolio

 Gartmore is the investment sub-adviser to:

      o   Nations Emerging Markets Fund

 Gartmore's Global Equities Portfolio Construction Team is responsible for the day-to-day investment decisions for its portion of the Master Portfolio.

 Christopher Palmer has been responsible since August 1999 for investments in developing countries, and has been the principal portfolio manager of Nations Emerging Markets Fund since that time. He joined Gartmore in 1995 and is a senior investment manager on the Gartmore Emerging Markets Team. Before he joined Gartmore, Mr. Palmer worked for Unifund, S.A., a private investment bank, in its Mexico City and Hong Kong offices, and managed global derivatives, credit and counterparty credit risk as vice president in the Institutional Credit Department of Bear Stearns & Co. He graduated from Colgate University in 1986 with a BA Honors degree in History and completed an MBA in Finance at New York University in 1988. Mr. Palmer was awarded the CFA designation by the Association of Investment Management and Research in 1993.

[GRAPHIC OMITTED]
             INVESCO Global Asset Management (N.A.), Inc.

             1360 Peachtree Street, N.E.
             Atlanta, Georgia 30309

 INVESCO Global Asset Management (N.A), Inc.
 INVESCO Global is a division of AMVESCAP PLC, a publicly traded UK financial holding company located in London.

 INVESCO Global is one of the three investment sub-advisers to Nations International Equity Master Portfolio. INVESCO's International Equity Portfolio Management Team is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.

[GRAPHIC OMITTED]
             Putnam Investment
             Management LLC

             One Post Office Square
             Boston, Massachusetts 02109

 Putnam Investment Management LLC
 Putnam is a wholly-owned subsidiary of Putnam Investments, Inc., which, except for shares held by employees, is owned by Marsh & McLennan Companies.

 Putnam is one of three investment sub-advisers to Nations International Equity Master Portfolio. Putnam's Core International Equity Group is responsible for making the day-to-day investment decisions for its portion of the Master Portfolio.


[GRAPHIC OMITTED]
             MacKay Shields LLC

             9 West 57th Street
             New York, New York 10019

 MacKay Shields LLC
 Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $30 billion in assets, including over $6 billion in high yield assets.

 MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Master Portfolio.

 Prior performance of other high yield accounts managed by MacKay Shields Nations High Yield Bond Fund commenced its operations on February 14, 2000. The table below is designed to show you how a composite of similar high yield accounts managed by MacKay Shields performed over various time periods in the past.

 The accounts comprising the MacKay Shields composite have investment objectives, policies and strategies that are substantially similar to those of Nations High Yield Bond Master Portfolio.

 The table below shows the returns for the MacKay Shields composite compared with the CSFB Global High Yield Index for the periods ending December 31, 2000. The returns of the MacKay Shields composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested.

 Average annual total returns as of December 31, 2000

                                   CSFB
              MacKay Shields   Global High Yield
              Composite (%)       Index (%)
  one year      (3.40)%           (5.22)%
  three years    4.26%            (0.52)%
  five years     9.67%             4.50%
  ten years     15.24%            11.20%

 Annual total returns as of December 31

                                           CSFB
                     MacKay Shields   Global High Yield
                      Composite (%)      Index (%)
  2000                  (3.4)%            (5.2)%
  1999                  10.7%              3.3%
  1998                   5.0%              0.6%
  1997                  15.9%             12.6%
  1996                  19.6%             12.4%
  1995                  21.2%             17.4%
  1994                   2.6%             (1.0)%
  1993                  23.1%             18.9%
  1992                  23.4%             16.7%
  1991 (since 7/1/91)   12.8%             12.9%

 This information is designed to demonstrate the historical track record of MacKay Shields. It does not indicate how the Fund will perform in the future.

 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's fees and expenses.

 The MacKay Shields composite includes all high yield accounts managed by MacKay Shields. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations and reflected a deduction for investment advisory fees. Performance is expressed in U.S. dollars. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of MacKay Shields. For further information regarding the composite performance, please see the SAI.

[GRAPHIC OMITTED]
             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

 BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds and is paid monthly, as follows:

  Stock Funds (also Nations High Yield Bond Fund)     0.23%
  International/Global Stock Funds                    0.22%
  Index Funds                                         0.23%
  Government and Corporate Bond Funds
  (except Nations High Yield Bond Fund)               0.22%
  Municipal Bond Funds                                0.22%

[GRAPHIC OMITTED]
             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.

[GRAPHIC OMITTED]
          For more information about how to choose a share class, contact your investment professional or call us at 1.800.321.7854.


[GRAPHIC OMITTED]
          Before you invest, please note that, over time,distribution (12b-1) and shareholder servicing fees will increase the cost of your investment, and may cost you more than any sales charges you may pay. For more information, see How selling and servicing agents are paid.


[GRAPHIC OMITTED]
         Choosing a share class

 Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund, which don't offer Investor B Shares to new investors.

 Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.


                                            Nations
                                       Short-Intermediate
                                         Government Fund,       Nations
                                            Nations            Government
                                         Intermediate       Securities Fund,
                           Nations        Bond Fund,       Nations Strategic
                         Short-Term        Nations            Income Fund,
                        Income Fund,      Bond Fund,      Nations High Yield      All Stock
                           Nations         Nations            Bond Fund,          Funds and
                         Short-Term      Intermediate          Nations          International/
                          Municipal       Municipal           Municipal            Global
Investor A Shares        Income Fund      Bond Fund          Income Fund         Stock Funds
 Maximum amount you       no limit          no limit            no limit            no limit
 can buy
 Maximum front-end         1.00%             3.25%               4.75%               5.75%
 sales charge
 Maximum deferred          none              none                none                none
 sales charge(1)
 Maximum annual           0.25%              0.25%               0.25%               0.25%
 distribution         distribution       distribution        distribution        distribution
 and shareholder        (12b-1)/            (12b-1)/            (12b-1)/            (12b-1)/
 servicing fees      service fee(2)       service fee         service fee         service fee
 Conversion feature       none                none                none                none

(1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

(2) These Funds pays this fee under a separate servicing plan.

                                                    Nations               Nations
                                               Short-Intermediate       Government
                                                 Government Fund,      Securities Fund,
                                             Nations Intermediate    Nations Strategic
                               Nations             Bond Fund,          Income Fund,
                             Short-Term             Nations               Nations
                               Income,             Bond Fund,           High Yield         All Stock
                               Nations              Nations             Bond Fund,         Funds and
                             Short-Term           Intermediate            Nations        International/
                              Municipal            Municipal             Municipal           Global
Investor B Shares            Income Fund           Bond Fund            Income Fund       Stock Funds
 Maximum amount you           $250,000             $250,000              $250,000             $250,000
 can buy
 Maximum front-end              none                 none                   none                 none
 sales charge
 Maximum deferred               none               3.00%(1)               5.00%(1)            5.00%(1)
 sales charge
 Redemption fee                 none                 none                  none                 none
 Maximum annual                 0.75%               0.75%                 0.75%                 0.75%
 distribution and         distribution and       distribution          distribution         distribution
 shareholder servicing    (12b-1) fee and      (12b-1) fee and       (12b-1) fee and      (12b-1) fee and
 fees                   0.25% service fee     0.25% service fee     0.25% service fee    0.25% service fee
 Conversion feature            none                  yes                   yes                   yes

(1) This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

                                                   Nations              Nations
                                              Short-Intermediate       Government
                                               Government Fund,      Securities Fund,
                                            Nations Intermediate    Nations Strategic
                              Nations             Bond Fund,          Income Fund,
                             Short-Term            Nations              Nations
                            Income Fund,          Bond Fund,           High Yield          All Stock
                              Nations              Nations             Bond Fund,          Funds and
                             Short-Term          Intermediate           Nations          International/
                             Municipal            Municipal            Municipal            Global
Investor C Shares           Income Fund           Bond Fund           Income Fund        Stock Funds
 Maximum amount you          no limit             no limit             no limit            no limit
 can buy
 Maximum front-end             none                none                  none                none
 sales charge
 Maximum deferred              1.00%               1.00%                 1.00%               1.00%
 sales charge(1)
 Redemption fee                none                none                  none                none
 Maximum annual                0.75%               0.75%                 0.75%               0.75%
 distribution and          distribution        distribution          distribution        distribution
 shareholder servicing  (12b-1) fee and      (12b-1) fee and       (12b-1) fee and     (12b-1) fee and
 fees                   0.25% service fee   0.25% service fee     0.25% service fee   0.25% service fee
 Conversion feature           none                none                  none                none

(1) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.

[GRAPHIC OMITTED]

             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by a Fund every business day.

[GRAPHIC OMITTED]
        About Investor A Shares

        There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.

        Front-end sales charge
        You'll pay a front-end sales charge when you buy Investor A Shares, unless:

           o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge - Front end sales charges

           o  you're reinvesting distributions

        The sales charge you'll pay depends on the Fund you're buying and the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.

  Nations Short-Term Income Fund
  Nations Short-Term Municipal Income Fund
                                                                            Amount
                                                                           retained
                                                                           by selling
                                Sales charge          Sales charge           agents
                                as a % of the        as a % of the        as a % of the
                               offering price       net asset value       offering price
  Amount you bought              per share            per share             per share
  $0-$99,999                      1.00%                1.01%                  0.75%
  $100,000-$249,999               0.75%                0.76%                  0.50%
  $250,000-$999,999               0.50%                0.50%                  0.40%
  $1,000,000 or more              0.00%                0.00%                 1.00%(1)


  Nations Short-Intermediate Government Fund
  Nations Intermediate Bond Fund
  Nations Bond Fund
  Nations Intermediate Municipal Bond Fund

                                                                          Amount
                                                                        retained
                                                                        by selling
                             Sales charge          Sales charge           agents
                             as a % of the        as a % of the        as a % of the
                            offering price       net asset value       offering price
  Amount you bought           per share            per share             per share

  $0-$99,999                   3.25%                3.36%                  3.00%
  $100,000-$249,999            2.50%                2.56%                  2.25%
  $250,000-$499,999            2.00%                2.04%                  1.75%
  $500,000-$999,999            1.50%                1.53%                  1.25%
  $1,000,000 or more           0.00%                0.00%                  1.00%(1)


  Nations Government Securities Fund
  Nations Strategic Income Fund
  Nations High Yield Bond Fund
  Nations Municipal Income Fund

                                                                            Amount
                                                                           retained
                                                                           by selling
                                Sales charge          Sales charge           agents
                                as a % of the        as a % of the        as a % of the
                               offering price       net asset value       offering price
  Amount you bought              per share            per share             per share
  $0-$49,999                      4.75%                4.99%                  4.25%
  $50,000-$99,999                 4.50%                4.71%                  4.00%
  $100,000-$249,999               3.50%                3.63%                  3.00%
  $250,000-$499,999               2.50%                2.56%                  2.25%
  $500,000-$999,999               2.00%                2.04%                  1.75%
  $1,000,000 or more              0.00%                0.00%                  1.00%(1)

     (1) 1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25%
         on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

  All Stock Funds and all International/Global Stock Funds

                                                                            Amount
                                                                           retained
                                                                           by selling
                                Sales charge          Sales charge           agents
                                as a % of the        as a % of the        as a % of the
                               offering price       net asset value       offering price
  Amount you bought              per share            per share             per share
  $0-$49,999                       5.75%                6.10%                 5.00%
  $50,000-$99,999                  4.50%                4.71%                 3.75%
  $100,000-$249,999                3.50%                3.63%                 2.75%
  $250,000-$499,999                2.50%                2.56%                 2.00%
  $500,000-$999,999                2.00%                2.04%                 1.75%
  $1,000,000 or more               0.00%                0.00%                 1.00%(1)

(1)1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25% on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

        Contingent deferred sales charge
        If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

           o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.

        The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.

        You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

[GRAPHIC OMITTED]
        About Investor B Shares

        You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them. Investor B Shares are not available for Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund.

        Contingent deferred sales charge
        You'll pay a CDSC when you sell your Investor B Shares, unless:

           o you bought the shares on or after January 1, 1996 and before August 1, 1997

           o  you received the shares from reinvested distributions

           o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge - Contingent deferred sales charges

 The CDSC you pay depends on the Fund you bought, when you bought your shares, how much you bought in some cases, and how long you held them.

Nations Short-Intermediate Government Fund
Nations Intermediate Bond Fund
Nations Bond Fund
Nations Intermediate Municipal Bond Fund

If you sell your shares
during the following year:                                 You'll pay a CDSC of:
---------------------------------   --------------------------------------------------------------------
                                                                                   Shares
                                                                                     you
                                                                                   bought       Shares
                                       Shares                                    on or after     you
                                     you bought    Shares you bought between      1/1/1996      bought
                                        after       8/1/1997 and 11/15/1998      and before     before
                                     11/15/1998    in the following amounts:      8/1/1997    1/1/1996
                                    ------------   --------------------------   ------------  ---------
                                                                    $500,000-
                                                    $0-$499,999     $999,999
 the first year you own them           3.0%            3.0%           2.0%          none         4.0%
 the second year you own them          3.0%            2.0%           1.0%          none         3.0%
 the third year you own them           2.0%            1.0%           none          none         3.0%
 the fourth year you own them          1.0%            none           none          none         2.0%
 the fifth year you own them           none            none           none          none         2.0%
 the sixth year you own them           none            none           none          none         1.0%
 after six years of owning them        none            none           none          none         none


Nations Government Securities Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund
Nations Municipal Income Fund

If you sell your shares
during the following year:                                 You'll pay a CDSC of:
--------------------------------- -----------------------------------------------------------------------
                                                                                      Shares
                                                                                        you
                                                                                      bought      Shares
                                     Shares                                         on or after    you
                                   you bought       Shares you bought between        1/1/1996     bought
                                      after          8/1/1997 and 11/15/1998        and before    before
                                   11/15/1998       in the following amounts:        8/1/1997    1/1/1996
                                  ------------ ----------------------------------- ------------  ---------
                                                              $250,000-  $500,000-
                                                $0-$249,999   $499,999   $999,999
 the first year you own them         5.0%            4.0%       3.0%       2.0%        none        5.0%
 the second year you own them        4.0%            3.0%       2.0%       1.0%        none        4.0%
 the third year you own them         3.0%            3.0%       1.0%       none        none        3.0%
 the fourth year you own them        3.0%            2.0%       none       none        none        2.0%
 the fifth year you own them         2.0%            1.0%       none       none        none        2.0%
 the sixth year you own them         1.0%            none       none       none        none        1.0%
 after six years of owning them      none            none       none       none        none       none

All Stock Funds and International/Global Stock Funds

If you sell your shares
during the following year:                                  You'll pay a CDSC of:
---------------------------------  -----------------------------------------------------------------------
                                                                                       Shares
                                                                                         you
                                                                                       bought      Shares
                                      Shares                                         on or after    you
                                    you bought       Shares you bought between        1/1/1996     bought
                                       after          8/1/1997 and 11/15/1998        and before    before
                                    11/15/1998       in the following amounts:        8/1/1997    1/1/1996
                                   ------------ ----------------------------------- ------------  ---------
                                                               $250,000-  $500,000-
                                                 $0-$249,999   $499,999   $999,999
 the first year you own them          5.0%          5.0%          3.0%       2.0%        none        5.0%
 the second year you own them         4.0%          4.0%          2.0%       1.0%        none        4.0%
 the third year you own them          3.0%          3.0%          1.0%       none        none        3.0%
 the fourth year you own them         3.0%          3.0%          none       none        none        2.0%
 the fifth year you own them          2.0%          2.0%          none       none        none        2.0%
 the sixth year you own them          1.0%          1.0%          none       none        none        1.0%
 after six years of owning them       none          none          none       none        none        none

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.

        About the conversion feature
        Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:


Nations Short-Intermediate Government Fund
Nations Intermediate Bond Fund
Nations Bond Fund
Nations Intermediate Municipal Bond Fund

                                     Will convert to Investor A Shares
Investor B Shares you bought            after you've owned them for
  after November 15, 1998                      eight years
  between August 1, 1997
  and November 15, 1998
  $0-$499,999                                   six years
  $500,000-$999,999                             five years
  before August 1, 1997                         six years

Nations Government Securities Fund
Nations Strategic Income Fund
Nations High Yield Bond Fund
Nations Municipal Income Fund

                                       Will convert to Investor A Shares
Investor B Shares you bought              after you've owned them for
  after November 15, 1998                        eight years
  between August 1, 1997
  and November 15, 1998
  $0-$249,999                                     nine years
  $250,000-$499,999                               six years
  $500,000-$999,999                               five years
  before August 1, 1997                          eight years

  All Stock Funds and International/Global Stock Funds

                                     Will convert to Investor A Shares
Investor B Shares you bought            after you've owned them for
  after November 15, 1998                      eight years
  between August 1, 1997
  and November 15, 1998
  $0-$249,000                                  nine years
  $250,000-$499,999                            six years
  $500,000-$999,999                            five years
  before August 1, 1997                        nine years

        The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

        Here's how the conversion works:

           o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

           o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

           o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

           o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

           o Conversions are free from federal tax.

[GRAPHIC OMITTED]
        About Investor C Shares

        There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.

        Contingent deferred sales charge
        You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

           o you received the shares from reinvested distributions

           o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge - Contingent deferred sales charges

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.

        Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

[GRAPHIC OMITTED]

             Please contact your investment professional for more information about reductions and waivers of sales charges.

             You should tell your investment professional that you may qualify for a reduction or a waiver before buying shares.

             We can change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

        When you might not have to pay a sales charge

        Front-end sales charges
        (Investor A Shares)

        There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

           o Combine purchases you've already made
             Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.

           o Combine purchases you plan to make
             By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

             o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

             o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

             o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

             o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

             o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

           o Combine purchases with family members
             You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.

        The following investors can buy Investor A Shares without paying a front-end sales charge:

           o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

           o banks, trust companies and thrift institutions acting as fiduciaries

           o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

           o Nations Funds' Trustees, Directors and employees of its investment sub-advisers

           o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

           o registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

           o employees or partners of any service provider to the Funds

           o former shareholders of Class B Shares of the Special Equity Portfolio of The Capitol Mutual Funds who held these shares as of January 31, 1994 or received Investor A Shares of Nations Aggressive Growth Fund may buy Investor A Shares of Nations Aggressive Growth Fund without paying a front-end sales charge

           o investors who buy through accounts established with certain fee-based investment advisers or financial planners, including Nations Funds wrap fee accounts and other managed agency/asset allocation accounts

           o shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        The following plans can buy Investor A Shares of all Funds except Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund, without paying a front-end sales charge:

           o pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

           o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
             Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

             o have at least $500,000 invested in Investor A Shares of Nations
               Funds (except Money Market Funds), or

             o sign a letter of intent to buy at least $500,000 of Investor A
               Shares of Nations Funds (except Money Market Funds), or

             o be an employer-sponsored plan with at least 100 eligible participants, or

             o be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

           o certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

        Contingent deferred sales charges
        (Investor A, Investor B and Investor C Shares)

        You won't pay a CDSC on the following transactions:

           o shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

           o distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

           o the following retirement plan distributions (except in the case of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund):

             o lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

             o distributions from an IRA or Custodial Account under Section
               403(b)(7) of the tax code, following attainment of age 59 1/2

             o a tax-free return of an excess contribution to an IRA

             o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under
               Section 72(t)(2) of the tax code

           o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

           o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

           o if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

           o withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

        We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America Corporation (and its predecessors) and its affiliates, or by current or former trustees or directors of the Nations Funds or other management companies managed by Bank of America.

        You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC OMITTED]
         Buying, selling and exchanging shares

[GRAPHIC OMITTED]

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

 You can invest in the Funds through your selling agent or directly from Nations Funds. You don't pay any sales charges when you buy, sell or exchange Investor A Shares of the Index Funds.

 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

 You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.

                       Ways to
                     buy, sell or                How much you can buy,
                      exchange                     sell or exchange                              Other things to know
------------------------------------------------------------------------------------------------------------------------------------
Buying shares       In a lump sum     minimum initial investment:              There is no limit to the amount you can invest in
                                      o $1,000 for regular accounts            Investor A and C Shares. You can invest up to
                                      o $500 for traditional and Roth IRA      $250,000 in Investor B Shares.
                                        accounts
                                      o $250 for certain fee-based accounts    Investor B Shares are only available to existing
                                      o no minimum for certain retirement      shareholders of Nations Short-Term Income Fund
                                        plan accounts like 401(k) plans and    and Nations Short-Term Municipal Income Fund.
                                        SEP accounts, but other restrictions
                                        apply
                                      minimum additional investment:
                                      o $100 for all accounts
                    Using our         minimum initial investment:              You can buy shares twice a month, monthly or
                    Systematic        o $100                                   quarterly, using automatic transfers from your
                    Investment Plan   minimum additional investment:           bank account.
                                      o $50
------------------------------------------------------------------------------------------------------------------------------------
Selling shares      In a lump sum     o you can sell up to $50,000 of your     We'll deduct any CDSC from the amount you're
                                        shares by telephone, otherwise there   selling and send you or your selling agent the
                                        are no limits to the amount you can    balance, usually within three business days of
                                        sell                                   receiving your order.
                                      o other restrictions may apply to        If you paid for your shares with a check that
                                        withdrawals from retirement plan       wasn't certified, we'll hold the sale proceeds
                                        accounts                               when you sell those shares for at least 15 days
                                                                               after the trade date of the purchase, or until the
                                                                               check has cleared.
                    Using our         o minimum $25 per withdrawal             Your account balance must be at least $10,000
                    Automatic                                                  to set up the plan. You can make withdrawals
                    Withdrawal Plan                                            twice a month, monthly, quarterly, bi-annually or
                                                                               annually. We'll send your money by check or
                                                                               deposit it directly to your bank account. No CDSC
                                                                               is deducted if you withdraw 12% or less of the
                                                                               value of your shares in a class.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares   In a lump sum     o minimum $1,000 per exchange            You can exchange your Investor A Shares for
                                                                               Investor A shares of any other Nations Fund,
                                                                               except Index Funds. You won't pay a front-end
                                                                               sales charge, CDSC or redemption fee on the
                                                                               shares you're exchanging.
                                                                               You can exchange your Investor B Shares for:
                                                                               o Investor B Shares of any other Nations Fund,
                                                                                 except Nations Money Market Funds
                                                                               o Investor B Shares of Nations Reserves Money
                                                                                 Market Funds
                                                                               You can exchange your Investor C Shares for:
                                                                               o Investor C Shares of any other Nations Fund,
                                                                                 except Nations Money Market Funds
                                                                               o Investor C Shares of Nations Reserves Money
                                                                                 Market Funds
                                                                               If you received Investor C Shares of a Fund from
                                                                               an exchange of Investor A Shares of a Managed
                                                                               Index Fund, you can also exchange these shares
                                                                               for Investor A Shares of an Index Fund.
                                                                               You won't pay a CDSC on the shares you're
                                                                               exchanging.
                                                                               You can exchange Investor A Shares of an Index
                                                                               Fund for Investor A Shares of any other Index
                                                                               Fund.
                    Using our         o minimum $25 per exchange               You must already have an investment in the
                    Feature                                                    Funds into which you want to exchange. You can
                    Automatic                                                  make exchanges monthly or quarterly.
                    Exchange

[GRAPHIC OMITTED]

             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.


             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.

 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

     Here's how telephone orders work:

           o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

           o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

           o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

           o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC OMITTED]

             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by a Fund every business day.

[GRAPHIC OMITTED]
        Buying shares
        Here are some general rules for buying shares:

           o Except for the Index Funds, you buy Investor A Shares at the offering price per share. You buy Index Funds and Investor B and Investor C Shares at net asset value per share.

           o If we don't receive your money within three business days of receiving your order, we'll refuse the order.

           o Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

           o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

     Minimum initial investment
     The minimum initial amount you can buy is usually $1,000.

     If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

           o   $500 for traditional and Roth individual retirement accounts
               (IRAs)

           o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

           o   $100 using our Systematic Investment Plan

           o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
               IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this


     Minimum additional investment
     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

 Systematic Investment Plan
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

     Here's how the plan works:

           o   You can buy shares twice a month, monthly or quarterly.

           o You can choose to have us transfer your money on or about the 15th or the last day of the month.

           o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[GRAPHIC OMITTED]
               For more information
               about telephone orders,
               see How orders are
               processed.

[GRAPHIC OMITTED]
        Selling shares

        Here are some general rules for selling shares:

           o We'll deduct any CDSC from the amount you're selling and send you the balance.

           o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

           o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

           o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

           o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

           o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

           o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

           o   We can delay payment of the sale proceeds for up to seven days.

           o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        We may sell your shares:

           o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

           o if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

           o   under certain other circumstances allowed under the 1940 Act

 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

 Here's how the plan works:

           o   Your account balance must be at least $10,000 to set up the plan.

           o If you set up the plan after you've opened your account, your signature must be guaranteed.

           o You can choose to have us transfer your money on or about the 10th or the 25th of the month.

           o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

           o We'll send you a check or deposit the money directly to your bank account.

           o You can cancel the plan by giving your selling agent or us 30 days notice in writing.

 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[GRAPHIC OMITTED]

             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC OMITTED]
        Exchanging shares

        You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

        Here's how exchanges work:

           o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

           o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

           o You may only make exchanges into a Fund that is legally sold in your state of residence.

           o You generally may only make an exchange into a Fund that is accepting investments.

           o We may limit the number of exchanges you can make within a specified period of time.

           o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

           o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

     Exchanging Investor A Shares

           o You can exchange Investor A Shares of an Index Fund for Investor A Shares of any other Index Fund.

           o If you received Investor A Shares of a Managed Index Fund through a conversion of Investor C Shares originally bought through a 401(k) plan, you can also exchange your shares for:

               o Investor C Shares of any other Nations Fund, except Nations Money Market Funds

               o   Investor C Shares of Nations Reserves Money Market Funds

           o You can exchange Investor A Shares of the other Funds for Investor A Shares of any other Nations Fund, except Index Funds.

        Here are some rules for exchanging Investor A Shares:

           o You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

           o You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

           o You won't pay a redemption fee on the shares you're exchanging. Any redemption fee will be deducted when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Fund.

           o If you received Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund directly or indirectly from an exchange of Investor B Shares of another Fund, you can exchange these shares for:

               o Investor B Shares of any other Nations Fund, except Nations Money Market Funds; or

               o   Investor B Shares of Nations Reserves Money Market Funds.

        A CDSC may apply to the shares you receive from the exchange, and to any Investor B Shares you receive from an exchange of these shares. The CDSC will be based on the period from when you bought your original Investor B Shares until you sell the shares you received from the exchange.

        Exchanging Investor B Shares
        You can exchange Investor B Shares of a Fund for:

           o Investor B Shares of any other Nations Fund, except Nations Money Market Funds

           o   Investor B Shares of Nations Reserves Money Market Funds

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

        Exchanging Investor C Shares
        You can exchange Investor C Shares of a Fund for:

           o Investor C Shares of any other Nations Fund, except Nations Money Market Funds

           o   Investor C Shares of Nations Reserves Money Market Funds

        If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.

        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

        If you received Daily Shares of a Nations Money Market Fund through an exchange of Investor C Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

 Here's how automatic exchanges work:

           o   Send your request to PFPC in writing or call 1.800.321.7854.

           o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

           o You must already have an investment in the Funds you want to exchange.

           o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

           o   The rules for making exchanges apply to automatic exchanges.

[GRAPHIC OMITTED]
         How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

 Commissions
 Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

           o up to 5.00% of the offering price per share of Investor A Shares of the Stock Funds and International/Global Stock Funds. The commission is paid from the sales charge we deduct when you buy your shares

           o up to 4.25% of the offering price per share of Investor A Shares of the Government & Corporate Bond and Municipal Bond Funds. The commission is paid from the sales charge we deduct when you buy your shares

           o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

           o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

 If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

[GRAPHIC OMITTED]

             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.

             The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 under the 1940 Act.

             Your selling agent may charge other fees for services provided to your account.

 Distribution (12b-1) and shareholder servicing fees
 Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

 The amount of the fee depends on the class of shares you own:

                                       Maximum annual distribution (12b-1)
                                          and shareholder servicing fees
                                   (as an annual % of average daily net assets)
 Investor A Shares     0.25% combined distribution (12b-1) and shareholder servicing fee(1)
 Investor B Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
 Investor C Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

(1) Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund pay this fee under a separate servicing plan.


 Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

 Other compensation
 Selling and servicing agents may also receive:

        o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

        o  additional amounts on all sales of shares:

           o an amount of up to 1.00% of the net asset value per share on all sales of Investor A Shares of the Index Funds

           o up to 1.00% of the offering price per share of Investor A Shares of all other Funds

           o   up to 1.00% of the net asset value per share of Investor B Shares

           o   up to 1.00% of the net asset value per share of Investor C Shares

        o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.

 BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]
         Distributions and taxes



[GRAPHIC]
             The power of compounding


             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.


             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

 About distributions
 A mutual fund can make money two ways:

  o It can earn income.Examples are interest paid on bonds and dividends paid on common stocks.

  o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

 All of the Funds distribute any net realized capital gain at least once a year. The frequency of distributions of net investment income varies by Fund:

                                                           Frequency of
Fund                                                   income distributions

 Nations Convertible Securities Fund                        quarterly
 Nations Asset Allocation Fund                              quarterly
 Nations Equity Income Fund                                  monthly
 Nations Classic Value Fund                                  annually
 Nations Value Fund                                          monthly
 Nations Blue Chip Fund                                     quarterly
 Nations Strategic Growth Fund                               monthly
 Nations Marsico Growth & Income Fund                       quarterly
 Nations Capital Growth Fund                                 monthly
 Nations Aggressive Growth Fund                              monthly
 Nations Marsico Focused Equities Fund                      quarterly
 Nations MidCap Growth Fund                                 quarterly
 Nations Marsico 21st Century Fund                          quarterly
 Nations Small Company Fund                                  monthly
 Nations Financial Services Fund                             annually
 Nations Global Value Fund                                   annually
 Nations International Value Fund                            annually
 Nations International Equity Fund                          quarterly
 Nations Marsico International Opportunities Fund           quarterly
 Nations Emerging Markets Fund                              quarterly
 Nations LargeCap Index Fund                                quarterly
 Nations MidCap Index Fund                                  quarterly
 Nations SmallCap Index Fund                                quarterly
 Nations Managed Index Fund                                  monthly
 Nations Short-Term Income Fund                              monthly
 Nations Short-Intermediate Government Fund                  monthly
 Nations Government Securities Fund                          monthly
 Nations Intermediate Bond Fund                              monthly
 Nations Bond Fund                                           monthly
 Nations Strategic Income Fund                               monthly
 Nations High Yield Bond Fund                                monthly
 Nations Short-Term Municipal Income Fund                    monthly
 Nations Intermediate Municipal Bond Fund                    monthly
 Nations Municipal Income Fund                               monthly

 Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.


 Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.


 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.


 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. The Funds have built up, or have the potential to build up, high levels of unrealized capital gain.



[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.


[GRAPHIC]
               For more information about
               taxes, please see the SAI.

 How taxes affect your investment
 Distributions that come from net investment income, net short-term capital gain and certain other items generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.


 Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared to shareholders of record in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.


 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Municipal Bond Funds
 Distributions that come from a Municipal Bond Fund's tax-exempt interest income are generally free from federal income tax, but may be subject to state and local tax. All or a portion of these distributions may also be subject to the federal alternative minimum tax.


 Any distributions that come from taxable income or realized capital gain are generally subject to tax. Distributions that come from taxable income and any net short-term capital gain generally are taxable to you as ordinary income. Distributions of net long-term capital gain generally are taxable to you as long-term capital gain. Corporate shareholders will not be able to deduct any distributions from these Funds when determining their taxable income.


 Foreign taxes
 Mutual funds that maintain most of their portfolio in foreign securities -- like the International/Global Stock Funds -- have special tax considerations. You'll generally be required to:

  o include in your gross income your proportional amount of foreign taxes paid by the fund


  o treat this amount as foreign taxes you paid directly


  o either deduct this amount when calculating your income, or subject to certain conditions and limitations, claim this amount as a foreign tax credit against your federal income tax liability


 In general, if you are an individual, each year you can claim up to $300 ($600 if you're filing jointly) of foreign taxes paid (or deemed paid) by you as a foreign tax credit against your federal income tax liability.


 U.S. government obligations
 If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and individual income taxes. Distributions you receive that come from interest each Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

 Withholding tax
 We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o the IRS informs us that you are otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.


 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.


 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC]
         Financial highlights


 The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Investor A, Investor B and Investor C Shares of Nations Classic Value Fund, Nations Financial Services Fund and Nations Global Value Fund are not provided because these classes of shares had not yet commenced operations during the period indicated.


 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations International Value Fund for the period ended May 15, 1998 and for the year ended November 30, 1997 and the financial highlights of Nations Small Company Fund for the periods ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.


Nations Convertible Securities
Fund                                                  For a Share outstanding throughout each period


                                                        Year ended   Period ended Period ended  Year ended  Year ended   Year ended
Investor A Shares*                                       03/31/01      03/31/00#    05/14/99     02/28/99    02/28/98    02/28/97**
Operating performance:
Net asset value, beginning of period                     $22.17         $18.31       $17.34       $17.28     $17.35       $16.42
Net investment income                                      0.51           0.46         0.12         0.51       0.58         0.57
Net realized and unrealized gain/(loss) on
 investments                                             (2.05)          5.26         0.96         0.25       2.89          2.34
Net increase/(decrease) in net asset value from
 operations                                              (1.54)          5.72         1.08         0.76       3.47          2.91
Distributions:
Dividends from net investment income                     (0.55)         (0.45)       (0.11)       (0.52)     (0.59)        (0.57)
Distributions from net realized capital gains            (3.97)         (1.41)         --         (0.18)     (2.95)        (1.41)
Distributions in excess of net realized capital gains    (0.07)           --           --           --         --            --
Total dividends and distributions                        (4.59)         (1.86)       (0.11)       (0.70)     (3.54)        (1.98)
Net asset value, end of period                          $16.04         $22.17       $18.31       $17.34     $17.28        $17.35
Total return++                                           (7.88)%        33.68%        6.25%        4.64%     21.54%        18.53%
==================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $315,857       $369,488     $352,000     $356,000   $391,000     $309,000
Ratio of operating expenses to average net assets      1.24%(a)(b)     1.22%+(b)     1.30%+      1.15%(a)   1.10%(a)     1.18%(a)
Ratio of net investment income/(loss) to average
 net assets                                               2.86%         1.96%+       3.07%+       2.97%      3.35%         3.40%
Portfolio turnover rate                                    73%           65%           16%         66%        69%          124%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.25%(a)       1.23%+       1.32%+      1.16%(a)   1.12%(a)     1.19%(a)

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund A Shares, which were reorganized into Convertible Securities Investor A Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Convertible Securities Fund                   For a Share outstanding throughout each period

                                                         Year ended    Period ended     Period ended    Period ended
Investor B Shares*                                        03/31/01       03/31/00#        05/14/99       02/28/99**
Operating performance:
Net asset value, beginning of period                       $22.06         $18.27           $17.30         $17.67
Net investment income                                        0.35           0.44             0.09           0.22
Net realized and unrealized gain/(loss) on
investments                                                 (2.00)          5.12             0.96          (0.17)
Net increase/(decrease) in net asset value from
operations                                                  (1.65)          5.56             1.05           0.05
Distributions:
Dividends from net investment income                        (0.45)         (0.36)           (0.08)         (0.24)
Distributions from net realized capital gains               (3.97)         (1.41)             --           (0.18)
Distributions in excess of net realized capital gains       (0.07)           --               --             --
Total dividends and distributions                           (4.49)         (1.77)           (0.08)         (0.42)
Net asset value, end of period                             $15.92         $22.06           $18.27         $17.30
Total return++                                              (8.49)%        32.76%            6.10%          0.44%
====================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $49,763        $11,175           $4,000          $3,000
Ratio of operating expenses to average net assets         1.99%(a)(b)    1.97%+(b)          2.06%+         1.96%+(a)
Ratio of net investment income to average net
 assets                                                    2.08%          1.21%+           2.34%+          2.14%+
Portfolio turnover rate                                     73%            65%               16%             66%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.00%(a)        1.98%+           2.08%+         1.97%+(a)

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund B Shares, which were reorganized into the Convertible Securities Investor B Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Convertible Securities Investor B Shares commenced operations on July 15, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Convertible Securities Fund                   For a Share outstanding throughout each period

                                                       Year ended     Period ended  Period ended  Year ended Year ended Period ended
Investor C Shares*                                      03/31/01        03/31/00#     05/14/99     02/28/99   02/28/98   02/28/97**
Operating performance:
Net asset value, beginning of period                     $22.23          $18.35        $17.37       $17.24     $17.30     $16.24
Net investment income                                      0.35            0.38          0.10         0.40       0.48       0.32
Net realized and unrealized gain/(loss) on
 investments                                             (2.02)            5.22          0.97         0.31       2.89       2.43
Net increase/(decrease) in net asset value from
 operations                                              (1.67)            5.60          1.07         0.71       3.37       2.75
Distributions:
Dividends from net investment income                     (0.44)           (0.31)        (0.09)       (0.40)     (0.48)     (0.28)
Distributions from net realized capital gains            (3.97)           (1.41)          --         (0.18)     (2.95)     (1.41)
Distributions in excess of net realized capital gains    (0.07)             --            --           --         --         --
Total dividends and distributions                        (4.48)           (1.72)        (0.09)       (0.58)     (3.43)     (1.69)
Net asset value, end of period                           $16.08          $22.23        $18.35       $17.37     $17.24     $17.30
Total return++                                           (8.50)%          32.81%         6.17%        4.29%     20.97%     17.47%
====================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $9,827          $3,033         $4,000       $4,000     $3,000     $1,000
Ratio of operating expenses to average net assets     1.99%(a)(b)      1.97%+(b)       1.80%+      1.65%(a)     1.60%     1.66%+
Ratio of net investment income to average net
 assets                                                  2.08%          1.21%+         2.56%+        2.45%      2.85%     2.85%+
Portfolio turnover rate                                   73%             65%            16%          66%        69%       124%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.00%(a)         1.98%+         2.07%+      1.91%(a)     1.86%     1.91%+


                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund K Shares, which were reorganized into the Convertible Securities Investor C Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC, and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Convertible Securities Investor C Shares commenced operations on October 21, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Asset Allocation Fund                         For a Share outstanding throughout each period


                                                      Year ended   Period ended    Period ended  Year ended  Year ended  Year ended
Investor A Shares*,***                                03/31/01#      03/31/00#       05/14/99     02/28/99    02/28/98   02/28/97**
Operating performance:
Net asset value, beginning of period                   $24.35         $23.40          $22.50       $21.41      $19.40      $17.52
Net investment income                                    0.50           0.43            0.10         0.55        0.52        0.48
Net realized and unrealized gain/(loss) on
 investments                                            (2.82)          1.59            0.91         2.48        3.72        2.50
Net increase/(decrease) in net asset value from
 operations                                             (2.32)          2.02            1.01         3.03        4.24        2.98
Distributions:
Dividends from net investment income                    (0.50)         (0.35)          (0.11)       (0.45)      (0.47)      (0.46)
Distributions from net realized capital gains           (1.21)         (0.72)            --         (1.49)      (1.76)      (0.64)
Total dividends and distributions                       (1.71)         (1.07)          (0.11)       (1.94)      (2.23)      (1.10)
Net asset value, end of period                         $20.32         $24.35          $23.40       $22.50      $21.41      $19.40
Total return++                                         (10.05)%         8.99%           4.50%       14.72%      23.07%      17.64%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $231,520       $83,412         $72,000      $72,000      $49,000    $35,000
Ratio of operating expenses to average net assets   1.23%(a)(b)   1.20%+(a)(b)       1.18%+        0.94%        1.03%      1.25%
Ratio of net investment income/(loss) to average
 net assets                                            2.20%         1.60%+           2.01%+        2.64%        2.67%      2.59%
Portfolio turnover rate                                88%           84%               20%         114%          67%       116%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.25%(a)     1.27%+(a)          1.20%+        0.94%        1.09%      1.94%

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund A Shares, which were reorganized into the Asset Allocation Investor A Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
                           *** Seafirst shares converted into Investor A Shares on June 23, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Asset Allocation Fund                         For a Share outstanding throughout each period

                                                       Year ended        Period ended       Period ended        Period ended
Investor B Shares*                                     03/31/01#           03/31/00#          05/14/99           02/28/99**
Operating performance:
Net asset value, beginning of period                    $24.24              $23.32             $22.45              $23.17
Net investment income                                     0.33                0.47               0.06                0.22
Net realized and unrealized gain/(loss) on
 investments                                             (2.81)               1.39               0.89                0.75
Net increase/(decrease) in net asset value from
 operations                                              (2.48)               1.86               0.95                0.97
Distributions:
Dividends from net investment income                     (0.33)              (0.22)             (0.08)              (0.20)
Distributions from net realized capital gains            (1.21)              (0.72)               --                (1.49)
Total dividends and distributions                        (1.54)              (0.94)             (0.08)              (1.69)
Net asset value, end of period                          $20.22              $24.24             $23.32              $22.45
Total return++                                          (10.73)%              8.31%              4.26%               4.59%
====================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $104,745            $121,644            $10,000             $6,000
Ratio of operating expenses to average net assets    1.98%(a)(b)        1.95%+(a)(b)           1.95%+             1.74%+
Ratio of net investment income to average net
 assets                                                  1.45%              0.85%+              1.26%+             1.92%+
Portfolio turnover rate                                  88%                 84%                 20%               114%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.00%(a)           2.02%+(a)            1.97%+             1.74%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund B Shares, which were reorganized into the Asset Allocation Investor B Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Asset Allocation Investor B Shares commenced operations on July 15, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Asset Allocation Fund                         For a Share outstanding throughout each period

                                                      Year ended   Period ended  Period ended  Year ended  Year ended  Period ended
Investor C Shares*                                    03/31/01#      03/31/00#     05/14/99     02/28/99    02/28/98    02/28/97**
Operating performance:
Net asset value, beginning of period                   $24.27         $23.33        $22.45       $21.36      $19.40      $17.23
Net investment income                                    0.33           0.42          0.05         0.44        0.41        0.19
Net realized and unrealized gain/(loss) on
 investments                                            (2.82)          1.43          0.92         2.49        3.66        2.80
Net increase/(decrease) in net asset value from
 operations                                             (2.49)          1.85          0.97         2.93        4.07        2.99
Distributions:
Dividends from net investment income                    (0.33)         (0.19)        (0.09)       (0.35)      (0.36)      (0.18)
Distributions from net realized capital gains           (1.21)         (0.72)          --         (1.49)      (1.75)      (0.64)
Total dividends and distributions                       (1.54)         (0.91)        (0.09)       (1.84)      (2.11)      (0.82)
Net asset value, end of period                         $20.24         $24.27        $23.33       $22.45      $21.36      $19.40
Total return++                                         (10.74)%         8.24%         4.31%       14.23%      22.10%      17.69%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $2,532         $2,305        $2,000       $2,000      $2,000      $1,000
Ratio of operating expenses to average net assets   1.98%(a)(b)    1.95%+(a)(b)    1.67%+        1.44%       1.52%      1.94%+
Ratio of net investment income to average net
 assets                                                 1.45%         0.85%+        1.52%+        2.14%       2.17%      2.31%+
Portfolio turnover rate                                 88%           84%            20%         114%         67%        116%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        2.00%(a)       2.02%+(a)      1.96%+        1.69%       1.58%      3.26%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund K Shares, which were reorganized into the Asset Allocation Investor C Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Asset Allocation Investor C Shares commenced operations on November 11, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Equity Income Fund                            For a Share outstanding throughout each year

                                                     Year ended     Year ended       Year ended       Year ended       Year ended
Investor A Shares                                     03/31/01       03/31/00         03/31/99#        03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of year                    $11.52          $11.31           $13.89           $12.26           $13.11
Net investment income                                   0.09            0.12             0.20             0.26             0.36
Net realized and unrealized gain/(loss) on
 investments                                           (2.28)           0.36            (1.45)            3.77             1.58
Net increase/(decrease) in net asset value from
 operations                                            (2.19)           0.48            (1.25)            4.03             1.94
Distributions:
Dividends from net investment income                   (0.08)          (0.12)           (0.20)           (0.24)           (0.38)
Distributions from net realized capital gains          (0.53)          (0.15)           (1.13)           (2.16)           (2.41)
Total dividends and distributions                      (0.61)          (0.27)           (1.33)           (2.40)           (2.79)
Net asset value, end of year                           $8.72          $11.52           $11.31           $13.89           $12.26
Total return++                                        (19.75)%          4.26%           (9.87)%          36.92%           15.30%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $21,475         $33,569          $51,278          $68,00           $47,891
Ratio of operating expenses to average net assets  1.12%(a)(b)     1.10%(a)(b)      1.05%(a)(b)       1.11%(a)          1.16%(a)
Ratio of net investment income to average net
 assets                                                0.81%           1.00%            1.67%            1.97%            2.84%
Portfolio turnover rate                               139%             54%              69%              74%              102%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.12%(a)         1.10%(a)         1.05%(a)        1.11%(a)          1.16%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Equity Income Fund                            For a Share outstanding throughout each year


                                                      Year ended     Year ended      Year ended       Year ended       Year ended
Investor B Shares                                      03/31/01       03/31/00        03/31/99#        03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of year                     $11.51         $11.31          $13.87            $12.25           $13.10
Net investment income                                   0.00##          0.03            0.11              0.17             0.31
Net realized and unrealized gain/(loss) on
 investments                                           (2.26)           0.36           (1.45)             3.77             1.57
Net increase/(decrease) in net asset value from
 operations                                            (2.26)           0.39           (1.34)             3.94             1.88
Distributions:
Dividends from net investment income                   (0.02)          (0.04)          (0.09)            (0.16)           (0.32)
Distributions from net realized capital gains          (0.53)          (0.15)          (1.13)            (2.16)           (2.41)
Total dividends and distributions                      (0.55)          (0.19)          (1.22)            (2.32)           (2.73)
Net asset value, end of year                           $8.70          $11.51          $11.31            $13.87           $12.25
Total return++                                        (20.35)%          3.43%         (10.49)%           36.02%           14.76%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $42,724         $73,966         $107,747         $144,929         $108,055
Ratio of operating expenses to average net assets   1.87%(a)(b)    1.85%(a)(b)      1.80%(a)(b)       1.78%(a)         1.66%(a)
Ratio of net investment income to average net
 assets                                                0.06%          0.25%             0.92%            1.30%            2.34%
Portfolio turnover rate                                139%           54%               69%              74%              102%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.87%(a)       1.85%(a)         1.80%(a)         1.78%(a)         1.66%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Equity Income Fund                            For a Share outstanding throughout each year


                                                     Year ended      Year ended       Year ended      Year ended     Year ended
Investor C Shares                                     03/31/01        03/31/00        03/31/99#        03/31/98#      03/31/97
Operating performance:
Net asset value, beginning of year                    $11.66          $11.45           $14.01            $12.35        $13.19
Net investment income                                   0.00##          0.03             0.12              0.18          0.33
Net realized and unrealized gain/(loss) on
 investments                                           (2.29)           0.37            (1.44)             3.83          1.59
Net increase/(decrease) in net asset value from
 operations                                            (2.29)           0.40            (1.32)             4.01          1.92
Distributions:
Dividends from net investment income                   (0.02)          (0.04)           (0.11)            (0.19)        (0.35)
Distributions from net realized capital gains          (0.53)          (0.15)           (1.13)            (2.16)        (2.41)
Total dividends and distributions                      (0.55)          (0.19)           (1.24)            (2.35)        (2.76)
Net asset value, end of year                           $8.82          $11.66           $11.45            $14.01        $12.35
Total return++                                        (20.34)%          3.46%          (10.28)%           36.28%        15.01%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                     $2,719         $4,365           $5,801           $10,348         $5,007
Ratio of operating expenses to average net assets  1.87%(a)(b)     1.85%(a)(b)      1.64%(a)(b)        1.69%(a)       1.41%(a)
Ratio of net investment income to average net
 assets                                                0.06%           0.25%            1.08%             1.39%         2.59%
Portfolio turnover rate                               139%             54%              69%               74%           102%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.87%(a)        1.85%(a)         1.80%(a)          1.69%(a)       1.41%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.




Nations Value Fund                                    For a Share outstanding throughout each year

                                                  Year ended    Year ended       Year ended     Year ended       Year ended
Investor A Shares                                  03/31/01      03/31/00#        03/31/99#      03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of year                 $16.24        $18.16           $19.92          $17.87           $16.60
Net investment income                                0.14          0.07             0.09            0.15             0.21
Net realized and unrealized gain/(loss) on
 investments                                        (0.43)        (0.07)            0.63            5.98             2.70
Net increase/(decrease) in net asset value from
 operations                                         (0.29)          --              0.72            6.13             2.91
Distributions:
Dividends from net investment income                (0.15)        (0.06)           (0.09)          (0.14)           (0.22)
Distributions from net realized capital gains       (3.42)        (1.86)           (2.39)          (3.94)           (1.42)
Total dividends and distributions                   (3.57)        (1.92)           (2.48)          (4.08)           (1.64)
Net asset value, end of year                       $12.38        $16.24           $18.16          $19.92           $17.87
Total return++                                      (2.29)%       (0.47)%           3.96%          38.22%           17.80%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                $65,975       $94,256          $136,691        $149,167         $70,305
Ratio of operating expenses to average net
 assets                                          1.19%(a)(b)   1.18%(a)(b)      1.19%(a)(b)      1.20%(a)         1.22%(a)
Ratio of net investment income to average net
 assets                                             1.03%        0.40%             0.51%           0.79%            1.26%
Portfolio turnover rate                            181%          95%               38%             79%              47%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                   1.19%(a)     1.18%(a)          1.19%(a)        1.20%(a)         1.22%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Value Fund                                    For a Share outstanding throughout each year

                                                         Year ended     Year ended      Year ended     Year ended    Year ended
Investor B Shares                                         03/31/01       03/31/00#       03/31/99#      03/31/98#     03/31/97
Operating performance:
Net asset value, beginning of year                        $16.00         $18.00           $19.81         $17.81        $16.55
Net investment income                                       0.04          (0.06)           (0.05)          0.02          0.14
Net realized and unrealized gain/(loss) on
 investments                                               (0.43)         (0.08)            0.63           5.96          2.68
Net increase/(decrease) in net asset value from
 operations                                                (0.39)         (0.14)            0.58           5.98          2.82
Distributions:
Dividends from net investment income                       (0.06)        (0.00)##            --           (0.04)        (0.14)
Distributions from net realized capital gains              (3.42)        (1.86)            (2.39)         (3.94)        (1.42)
Total dividends and distributions                          (3.48)        (1.86)            (2.39)         (3.98)        (1.56)
Net asset value, end of year                              $12.13        $16.00            $18.00         $19.81        $17.81
Total return++                                             (3.05)%       (1.24)%            3.11%         37.29%        17.21%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                       $93,064       $124,000          $154,025       $149,635      $99,999
Ratio of operating expenses to average net assets     1.94%(a)(b)    1.93%(a)(b)       1.94%(a)(b)     1.87%(a)      1.72%(a)
Ratio of net investment income/(loss) to average
 net assets                                               0.28%        (0.35)%            (0.24)%         0.12%         0.76%
Portfolio turnover rate                                  181%           95%                38%            79%           47%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.94%(a)       1.93%(a)          1.94%(a)       1.87%(a)      1.72%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Value Fund                                    For a Share outstanding throughout each year

                                                         Year ended    Year ended       Year ended     Year ended       Year ended
Investor C Shares                                         03/31/01      03/31/00#        03/31/99#      03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of year                        $15.99         $17.98           $19.75         $17.75           $16.50
Net investment income                                       0.04          (0.06)           (0.02)          0.04             0.17
Net realized and unrealized gain/(loss) on
 investments                                               (0.42)         (0.07)            0.65           5.95             2.68
Net increase/(decrease) in net asset value from
 operations                                                (0.38)         (0.13)            0.63           5.99             2.85
Distributions:
Dividends from net investment income                       (0.06)         (0.00)##         (0.01)         (0.05)           (0.18)
Distributions from net realized capital gains              (3.42)         (1.86)           (2.39)         (3.94)           (1.42)
Total dividends and distributions                          (3.48)         (1.86)           (2.40)         (3.99)           (1.60)
Net asset value, end of year                              $12.13         $15.99           $17.98         $19.75           $17.75
Total return++                                             (2.98)%        (1.18)%           3.39%         37.55%           17.51%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                       $8,479         $10,042          $12,106        $13,969           $6,519
Ratio of operating expenses to average net assets     1.94%(a)(b)    1.93%(a)(b)      1.70%(a)(b)      1.78%(a)         1.47%(a)
Ratio of net investment income/(loss) to average
 net assets                                               0.28%         (0.32)%           0.00%          0.21%             1.01%
Portfolio turnover rate                                  181%            95%              38%            79%               47%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.94%(a)       1.93%(a)          1.94%(a)       1.78%(a)         1.47%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Blue Chip Fund                                For a Share outstanding throughout each period


                                                        Year ended  Period ended  Period ended  Year ended  Year ended  Year ended
Investor A Shares*,***                                  03/31/01#    03/31/00#      05/14/99     02/28/99    02/28/98   02/28/97**
Operating performance:
Net asset value, beginning of period                     $37.24       $35.92         $33.43       $29.90      $25.22     $20.53
Net investment income/(loss)                              (0.01)        0.02           0.00##       0.09        0.16       0.23
Net realized and unrealized gain/(loss) on investments    (8.14)        4.65           2.49         5.26        7.91       5.21
Net increase/(decrease) in net asset value from
 operations                                               (8.15)        4.67           2.49         5.35        8.07       5.44
Distributions:
Dividends from net investment income                       0.00##         --             --        (0.10)      (0.15)     (0.22)
Distributions from net realized capital gains             (2.18)       (3.35)           --         (1.72)      (3.24)     (0.53)
Distributions in excess of net realized capital gains     (0.44)         --             --           --          --         --
Total dividends and distributions                         (2.62)       (3.35)           --         (1.82)      (3.39)     (0.75)
Net asset value, end of period                           $26.47       $37.24         $35.92       $33.43      $29.90     $25.22
Total return++                                           (23.30)%      14.10%          7.45%       18.58%      33.96%     27.01%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $603,622     $394,071       $423,000      $401,000    $288,000    $153,000
Ratio of operating expenses to average net assets         1.21%       1.20%+         1.29%+         1.16%       1.18%       1.28%
Ratio of net investment income/(loss) to average net
 assets                                                  (0.02)%     (0.08)%+       (0.03)%+        0.31%       0.63%       0.99%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.21%       1.23%+         1.33%+         1.17%       1.22%       1.71%

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund A Shares, which were reorganized into the Blue Chip Investor A Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
                           *** Seafirst Shares converted into Investor A Shares on June 23, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01.


Nations Blue Chip Fund                                For a Share outstanding throughout each period

                                                           Year ended     Period ended    Period ended    Period ended
Investor B Shares*                                         03/31/01#       03/31/00#        05/14/99       02/28/99**
Operating performance:
Net asset value, beginning of period                        $36.80          $35.77           $33.34         $33.73
Net investment loss                                          (0.25)          (0.26)           (0.02)         (0.05)
Net realized and unrealized gain/(loss) on
 investments                                                 (7.98)           4.64             2.45           1.39
Net increase/(decrease) in net asset value from
 operations                                                  (8.23)           4.38             2.43           1.34
Distributions:
Dividends from net investment income                           --              --               --           (0.01)
Distributions from net realized capital gains                (2.18)          (3.35)             --           (1.72)
Distributions in excess of net realized capital gains        (0.44)            --               --             --
Total dividends and distributions                            (2.62)          (3.35)             --           (1.73)
Net asset value, end of period                              $25.95          $36.80           $35.77         $33.34
Total return++                                              (23.85)%         13.37%            7.29%          4.53%
====================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $75,623         $75,538          $21,000        $13,000
Ratio of operating expenses to average net assets           1.96%           1.95%+           2.05%+         1.97%+
Ratio of net investment loss to average net assets        (0.77)%         (0.83)%+         (0.77)%+       (0.58)%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              1.96%           1.98%+           2.09%+         1.99%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund B Shares, which were reorganized into the Blue Chip Investor B Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Blue Chip Investor B Shares commenced operations on July 15, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.


Nations Blue Chip Fund                                For a Share outstanding throughout each period

                                                         Year ended  Period ended  Period ended Year ended  Year ended  Period ended
Investor C Shares*                                       03/31/01#    03/31/00#      05/14/99    02/28/99    02/28/98    02/28/97**
Operating performance:
Net asset value, beginning of period                       $36.71      $35.69         $33.24      $29.79      $25.20      $20.38
Net investment income/(loss)                                (0.25)      (0.24)         (0.04)      (0.06)       0.04        0.07
Net realized and unrealized gain/(loss) on
 investments                                                (7.97)       4.61           2.49        5.23        7.83        5.35
Net increase/(decrease) in net asset value from
 operations                                                 (8.22)       4.37           2.45        5.17        7.87        5.42
Distributions:
Dividends from net investment income                         --           --             --          --        (0.04)      (0.07)
Distributions from net realized capital gains               (2.18)      (3.35)           --        (1.72)      (3.24)      (0.53)
Distributions in excess of net realized capital gains       (0.44)        --             --          --          --          --
Total dividends and distributions                           (2.62)      (3.35)           --        (1.72)      (3.28)      (0.60)
Net asset value, end of period                             $25.87      $36.71         $35.69      $33.24      $29.79      $25.20
Total return++                                             (23.84)%     13.35%          7.37%      17.96%      33.08%      26.96%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $17,034     $17,123        $15,000      $13,000     $7,000      $1,000
Ratio of operating expenses to average net assets          1.96%       1.95%+         1.80%+        1.66%      1.67%      1.92%+
Ratio of net investment income/(loss) to average
 net assets                                               (0.77)%    (0.83)%+        (0.54)%+      (0.22)%     0.12%      0.45%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.96%       1.98%+         2.08%+        1.92%      1.69%      2.12%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund K Shares, which were reorganized into the Blue Chip Investor C Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Blue Chip Investor C Shares commenced operations on November 11, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.


Nations Strategic Growth Fund                         For a Share outstanding throughout each period

                                                               Year ended          Period ended
Investor A Shares                                               03/31/01            03/31/00*#
Operating performance:
Net asset value, beginning of period                             $16.98              $13.88
Net investment income/(loss)                                      (0.04)              (0.03)
Net realized and unrealized gain/(loss) on
 investments                                                      (4.47)               3.19
Net increase/(decrease) in net asset value from
 operations                                                       (4.51)               3.16
Distributions:
Distributions from net realized capital gains                     (0.03)              (0.06)
Total dividends and distributions                                 (0.03)              (0.06)
Net asset value, end of period                                   $12.44              $16.98
Total return++                                                   (26.62)%             22.86%
====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $11,895              $5,503
Ratio of operating expenses to average net
 assets                                                       1.19%(a)(b)            1.22%+
Ratio of net investment income/(loss) to average
 net assets                                                     (0.34)%             (0.35)%+
Portfolio turnover rate                                           56%                  23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                 1.19%(a)              1.22%+

                           * Strategic Growth Fund Investor A Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Strategic Growth Fund                         For a Share outstanding throughout each period


                                                       Year ended          Period ended
Investor B Shares                                       03/31/01            03/31/00*#
Operating performance:
Net asset value, beginning of period                    $16.90               $13.88
Net investment income/(loss)                             (0.14)               (0.10)
Net realized and unrealized gain/(loss) on
 investments                                             (4.44)                3.18
Net increase/(decrease) in net asset value from
 operations                                              (4.58)                3.08
Distributions:
Distributions from net realized capital gains            (0.03)               (0.06)
Total dividends and distributions                        (0.03)               (0.06)
Net asset value, end of period                          $12.29               $16.90
Total return++                                          (27.16)%              22.29%
====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $6,758               $4,934
Ratio of operating expenses to average net
 assets                                               1.94%(a)(b)            1.97%+
Ratio of net investment income/(loss) to average
 net assets                                             (1.09)%             (1.10)%+
Portfolio turnover rate                                   56%                  23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.94%(a)              1.97%+

                           * Strategic Growth Fund Investor B Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Strategic Growth Fund                         For a Share outstanding throughout each period

                                                       Year ended          Period ended
Investor C Shares                                       03/31/01            03/31/00*#
Operating performance:
Net asset value, beginning of period                    $16.92               $13.88
Net investment income/(loss)                             (0.14)               (0.10)
Net realized and unrealized gain/(loss) on
 investments                                             (4.45)                3.20
Net increase/(decrease) in net asset value from
 operations                                              (4.59)                3.10
Distributions:
Distributions from net realized capital gains            (0.03)               (0.06)
Total dividends and distributions                        (0.03)               (0.06)
Net asset value, end of period                          $12.30               $16.92
Total return++                                          (27.14)%              22.36%
====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $2,137               $1,706
Ratio of operating expenses to average net
 assets                                               1.94%(a)(b)            1.97%+
Ratio of net investment income/(loss) to average
 net assets                                             (1.09)%             (1.10)%+
Portfolio turnover rate                                   56%                  23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.94%(a)              1.97%+

                           * Strategic Growth Fund Investor C Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Marsico Growth & Income
Fund                                                  For a Share outstanding throughout each period

                                                      Year ended       Year ended         Year ended         Period ended
Investor A Shares                                      03/31/01         03/31/00           03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                   $21.62            $14.95             $12.02              $10.00
Net investment income/(loss)                            (0.05)            (0.11)             (0.03)              0.00(b)
Net realized and unrealized gain(/loss) on
 investments                                            (6.54)             6.82               2.97                2.02
Net increase/(decrease) in net asset value from
 operations                                             (6.59)             6.71               2.94                2.02
Distributions:
Distributions from net realized capital gains           (0.16)            (0.04)             (0.01)                --
Total dividends and distributions                       (0.16)            (0.04)             (0.01)                --
Net asset value, end of the period                     $14.87            $21.62             $14.95              $12.02
Total return++                                         (30.63)%           45.01%             24.38%              20.20%
====================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $164,031          $175,859           $43,392              $1,141
Ratio of operating expenses to average net assets       1.35%           1.48%(a)           1.50%(a)            1.34%+(a)
Ratio of net investment income/(loss) to average
 net assets                                            (0.28)%          (0.62)%            (0.20)%              0.13%+
Portfolio turnover rate                                  --             55%(c)               150%                 22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.35%           1.48%(a)           1.50%(a)            2.22%+(a)

                           * Nations Marsico Growth & Income Fund Investor A Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) Amount represents less than $0.01 per share.
                           (c) Amount represents results prior to conversion to a master-feeder structure.

Nations Marsico Growth & Income
Fund                                                            For a Share outstanding throughout each period

                                                      Year ended       Year ended         Year ended         Period ended
Investor B Shares                                      03/31/01         03/31/00           03/31/99#          03/31/98*#
Operating performance:
Net asset value, beginning of period                   $21.31           $14.85             $12.02              $10.00
Net investment income/(loss)                            (0.18)           (0.24)             (0.12)              (0.02)
Net realized and unrealized gain/(loss) on
 investments                                            (6.42)            6.74               2.96                2.04
Net increase/(decrease) in net asset value from
 operations                                             (6.60)            6.50               2.84                2.02
Distributions:
Distributions from net realized capital gains           (0.16)          (0.04)              (0.01)                --
Total dividends and distributions                       (0.16)          (0.04)              (0.01)                --
Net asset value, end of period                         $14.55          $21.31              $14.85              $12.02
Total return++                                         (31.13)%         43.90%              23.55%              20.20%
====================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $239,621        $305,607            $99,257              $7,907
Ratio of operating expenses to average net assets       2.10%         2.23%(a)            2.25%(a)            2.09%+(a)
Ratio of net investment income/(loss) to average
 net assets                                           (1.03)%         (1.37)%             (0.95)%             (0.62)%+
Portfolio turnover rate                                 --             55%(b)               150%                 22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.10%         2.23%(a)            2.25%(a)            2.97%+(a)

                           * Nations Marsico Growth & Income Fund Investor B Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.




Nations Marsico Growth & Income
Fund                                                         For a Share outstanding throughout each period

                                                     Year ended     Year ended       Year ended      Period ended
Investor C Shares                                     03/31/01       03/31/00         03/31/99#       03/31/98*#
Operating performance:
Net asset value, beginning of period                   $21.34         $14.86           $12.02           $10.00
Net investment income/(loss)                            (0.17)         (0.25)           (0.12)           (0.02)
Net realized and unrealized gain/(loss) on
 investments                                            (6.44)          6.77             2.97             2.04
Net increase/(decrease) in net asset value from
 operations                                             (6.61)          6.52             2.85             2.02
Distributions:
Distributions from net realized capital gains           (0.16)         (0.04)           (0.01)             --
Total dividends and distributions                       (0.16)         (0.04)           (0.01)             --
Net asset value, end of period                         $14.57         $21.34           $14.86           $12.02
Total return++                                         (31.10)%        43.93%           23.63%           20.20%
======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $32,365        $34,785          $3,233             $518
Ratio of operating expenses to average net assets      2.10%         2.23%(a)        2.25%(a)          2.09%+(a)
Ratio of net investment income/(loss) to average
 net assets                                           (1.03)%        (1.37)%         (0.95)%           (0.62)%+
Portfolio turnover rate                                 --            55%(b)           150%               22%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.10%         2.23%(a)        2.25%(a)          2.97%+(a)

                           * Nations Marsico Growth & Income Fund Investor C Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.


Nations Capital Growth Fund                           For a Share outstanding throughout each year


                                                      Year ended      Year ended      Year ended       Year ended      Year ended
Investor A Shares                                      03/31/01        03/31/00        03/31/99#        03/31/98#       03/31/97#
Operating performance:
Net asset value, beginning of year                     $14.43           $11.97          $13.26           $11.67           13.41
Net investment income/(loss)                            (0.07)           (0.08)          (0.03)           (0.01)            0.02
Net realized and unrealized gain/(loss) on
 investments                                            (3.84)            3.42            1.58             5.28             1.65
Net increase/(decrease) in net asset value from
 operations                                             (3.91)            3.34            1.55             5.27             1.67
Distributions:
Dividends from net investment income                      --               --              --              --              (0.02)
Distributions from net realized capital gains           (2.36)           (0.88)          (2.84)          (3.68)            (3.39)
Total dividends and distributions                       (2.36)           (0.88)          (2.84)          (3.68)            (3.41)
Net asset value, end of year                            $8.16            $14.43          $11.97          $13.26            $11.67
Total return++                                         (30.91)%          29.41%          14.70%          53.83%            11.58%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $32,519          $61,756         $52,987          $43,380          $20,465
Ratio of operating expenses to average net assets  1.20%(a)(b)      1.21%(a)(b)       1.21%(a)       1.20%(a)(b)        1.21%(b)
Ratio of net investment income/(loss) to average
 net assets                                           (0.53)%          (0.63)%         (0.29)%          (0.12)%           0.14%
Portfolio turnover rate                                96%              39%             39%             113%              75%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.20%(a)         1.21%(a)       1.21%(a)         1.20%(a)           1.21%


                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.




Nations Capital Growth Fund                           For a Share outstanding throughout each year


                                                       Year ended     Year ended      Year ended       Year ended      Year ended
Investor B Shares                                       03/31/01       03/31/00        03/31/99#        03/31/98#       03/31/97#
Operating performance:
Net asset value, beginning of year                      $13.58          $11.39          $12.83           $11.47           $13.31
Net investment income/(loss)                             (0.14)          (0.17)          (0.11)           (0.10)           (0.08)
Net realized and unrealized gain/(loss) on
 investments                                             (3.57)           3.24            1.51             5.14             1.63
Net increase/(decrease) in net asset value from
 operations                                              (3.71)           3.07            1.40             5.04             1.55
Distributions:
Distributions from net realized capital gains            (2.36)          (0.88)          (2.84)           (3.68)           (3.39)
Total dividends and distributions                        (2.36)          (0.88)          (2.84)           (3.68)           (3.39)
Net asset value, end of year                             $7.51           $13.58          $11.39           $12.83           $11.47
Total return++                                          (31.37)%         28.42%          13.86%           52.52%           10.68%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                     $45,832         $75,844         $66,338          $59,496          $41,933
Ratio of operating expenses to average net assets    1.95%(a)(b)     1.96%(a)(b)       1.96%(a)       1.95%(a)(b)        1.96%(b)
Ratio of net investment income/(loss) to average
 net assets                                            (1.28)%         (1.38)%         (1.04)%          (0.87)%          (0.61)%
Portfolio turnover rate                                  96%              39%             39%             113%             75%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.95%(a)         1.96%(a)        1.96%(a)        1.95%(a)           1.96%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Capital Growth Fund                           For a Share outstanding throughout each year


                                                      Year ended      Year ended     Year ended      Year ended      Year ended
Investor C Shares                                      03/31/01        03/31/00       03/31/99#       03/31/98#       03/31/97#
Operating performance:
Net asset value, beginning of year                     $13.70           $11.48         $12.92          $11.50          $13.26
Net investment income/(loss)                            (0.13)           (0.16)         (0.11)          (0.08)          (0.01)
Net realized and unrealized gain/(loss) on
 investments                                            (3.62)            3.26           1.51            5.18            1.64
Net increase/(decrease) in net asset value from
 operations                                             (3.75)            3.10           1.40            5.10            1.63
Distributions:
Distributions from net realized capital gains           (2.36)           (0.88)         (2.84)          (3.68)          (3.39)
Total dividends and distributions                       (2.36)           (0.88)         (2.84)          (3.68)          (3.39)
Net asset value, end of year                            $7.59            $13.70         $11.48          $12.92          $11.50
Total return++                                         (31.38)%          28.46%         13.76%          53.02%           11.39%
==================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                     $3,338           $4,883         $3,862          $6,176           $5,752
Ratio of operating expenses to average net assets   1.95%(a)(b)       1.96%(a)(b)     1.96%(a)       1.78%(a)(b)       1.46%(b)
Ratio of net investment income/(loss) to average
 net assets                                           (1.28)%           (1.38)%       (1.04)%          (0.70)%          (0.11)%
Portfolio turnover rate                                 96%               39%           39%             113%              75%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.95%(a)          1.96%(a)       1.96%(a)        1.78%(a)           1.46%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.




Nations Aggressive Growth Fund                        For a Share outstanding throughout each year

                                                         Year ended     Year ended    Year ended       Year ended     Year ended
Investor A Shares                                        03/31/01#       03/31/00#     03/31/99         03/31/98#      03/31/97
Operating performance:
Net asset value, beginning of year                        $20.43          $23.23        $22.09           $18.44         $17.16
Net investment income/(loss)                               (0.13)          (0.02)        (0.03)             0.02          0.08
Net realized and unrealized gain/(loss) on
 investments                                               (7.79)          (0.04)         3.21              7.87          2.80
Net increase/(decrease) in net asset value from
 operations                                                (7.92)          (0.06)         3.18              7.89          2.88
Distributions:
Dividends from net investment income                         --              --            --             (0.01)         (0.09)
Distributions from net realized capital gains              (1.83)          (2.74)        (2.04)           (4.23)         (1.51)
Distributions in excess of net realized capital gains      (0.57)            --            --               --             --
Total dividends and distributions                          (2.40)          (2.74)        (2.04)           (4.24)         (1.60)
Net asset value, end of year                              $10.11          $20.43        $23.23           $22.09         $18.44
Total return++                                            (42.68)%         (0.41)%       15.49%           48.28%         16.76%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                       $21,622          $47,624       $67,356         $21,725         $6,837
Ratio of operating expenses to average net assets        1.25%(a)       1.23%(a)(b)   1.22%(a)(b)     1.23%(a)(b)      1.29%(b)
Ratio of net investment income/(loss) to average
 net assets                                              (0.76)%          (0.10)%       (0.13)%          0.12%           0.45%
Portfolio turnover rate                                    135%             79%           72%             79%             120%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.25%(a)        1.23%(a)      1.22%(a)         1.23%(a)         1.29%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Aggressive Growth Fund                     For a Share outstanding throughout each year

                                                       Year ended     Year ended     Year ended     Year ended     Year ended
Investor B Shares                                       03/31/01#      03/31/00#      03/31/99       03/31/98#      03/31/97
Operating performance:
Net asset value, beginning of year                       $19.51         $22.47         $21.57         $18.20         $17.0
Net investment income/(loss)                              (0.25)         (0.18)         (0.17)         (0.12)         (0.05)
Net realized and unrealized gain/(loss) on
 investments                                              (7.36)         (0.04)          3.11           7.72           2.76
Net increase/(decrease) in net asset value from
 operations                                               (7.61)         (0.22)          2.94           7.60           2.71
Distributions:
Distributions from net realized capital gains             (1.83)         (2.74)         (2.04)         (4.23)         (1.51)
Distributions in excess of net realized capital gains     (0.57)            --            --             --             --
Total dividends and distributions                         (2.40)         (2.74)         (2.04)         (4.23)         (1.51)
Net asset value, end of year                              $9.50         $19.51         $22.47         $21.57         $18.20
Total return++                                           (43.13)%       (1.19)%         14.69%         47.14%         15.86%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                      $16,119        $39,680         $50,797       $38,079          $20,257
Ratio of operating expenses to average net assets      2.00%(a)      1.98%(a)(b)    1.97%(a)(b)   1.98%(a)(b)        2.04%(b)
Ratio of net investment income/(loss) to average
 net assets                                             (1.51)%         (0.85)%        (0.88)%       (0.63)%          (0.30)%
Portfolio turnover rate                                  135%            79%            72%           79%              120%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.00%(a)       1.98%(a)        1.97%(a)      1.98%(a)          2.04%


                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Aggressive Growth Fund                        For a Share outstanding throughout each year

                                                       Year ended      Year ended     Year ended     Year ended     Year ended
Investor C Shares                                       03/31/01#       03/31/00#      03/31/99       03/31/98#      03/31/97
Operating performance:
Net asset value, beginning of year                      $19.90           $22.86         $21.92         $18.41         $17.10
Net investment income/(loss)                             (0.25)           (0.18)         (0.17)         (0.09)          0.04
Net realized and unrealized gain/(loss) on
 investments                                             (7.53)           (0.04)          3.15           7.83           2.79
Net increase/(decrease) in net asset value from
 operations                                              (7.78)           (0.22)          2.98           7.74           2.83
Distributions:
Dividends from net investment income                       --               --             --             --           (0.01)
Distributions from net realized capital gains            (1.83)           (2.74)         (2.04)         (4.23)         (1.51)
Distributions in excess of net realized capital gains    (0.57)             --             --             --             --
Total dividends and distributions                        (2.40)           (2.74)         (2.04)         (4.23)         (1.52)
Net asset value, end of year                             $9.72            $19.90         $22.86         $21.92         $18.41
Total return++                                          (43.14)%           (1.16)%        14.64%         47.38%         16.45%
===============================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                       $563            $1,496         $1,629          $1,199           $446
Ratio of operating expenses to average net assets       2.00%(a)        1.98%(a)      1.97%(a)(b)     1.81%(a)(b)      1.54%(b)
Ratio of net investment income/(loss) to average
 net assets                                              (1.51)%         (0.85)%        (0.88)%         (0.46)%          0.20%
Portfolio turnover rate                                   135%             79%            72%             79%            120%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.00%(a)        1.98%(a)       1.97%(a)        1.81%(a)          1.54%


                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Marsico Focused Equities Fund                 For a Share outstanding throughout each period

                                                       Year ended     Year ended     Year ended     Period ended
Investor A Shares                                      03/31/01        03/31/00#     03/31/99#       03/31/98*#
Operating performance:
Net asset value, beginning of period                    $22.56         $16.73         $12.14          $10.00
Net investment income/(loss)                             (0.06)         (0.03)         (0.04)          (0.01)
Net realized and unrealized gain/(loss) on
 investments                                             (7.11)          6.09           4.64            2.15
Net increase/(decrease) in net asset value from
 operations                                              (7.17)          6.06           4.60            2.14
Distributions:
Distributions from net realized capital gains            (0.08)         (0.23)         (0.01)            --
Total dividends and distributions                        (0.08)         (0.23)         (0.01)            --
Net asset value, end of period                          $15.31         $22.56         $16.73          $12.14
Total return++                                          (31.80)%        36.62%         37.94%          21.40%
==============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $491,437       $690,166       $238,137        $6,056
Ratio of operating expenses to average net assets        1.34%         1.41%(a)       1.31%(a)       1.77%+(a)
Ratio of net investment income/(loss) to average
 net assets                                             (0.30)%        (0.60)%         (0.20)%       (0.55)%+
Portfolio turnover rate                                   --            53%(b)          177%           25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.34%         1.41%(a)       1.31%(a)       1.77%+(a)

                           * Nations Marsico Focused Equities Fund Investor A
                             Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.



Nations Marsico Focused Equities Fund                 For a Share outstanding throughout each period

                                                       Year ended        Year ended     Year ended     Period ended
Investor B Shares                                       03/31/01         03/31/00#       03/31/99#       03/31/98*#
Operating performance:
Net asset value, beginning of period                     $22.26           $16.62          $12.13          $10.00
Net investment income/(loss)                              (0.20)           (0.09)          (0.12)          (0.04)
Net realized and unrealized gain/(loss) on
 investments                                              (6.98)            5.96            4.62            2.17
Net increase/(decrease) in net asset value from
 operations                                               (7.18)            5.87            4.50            2.13
Distributions:
Distributions from net realized capital gains             (0.08)           (0.23)         (0.01)             --
Total dividends and distributions                         (0.08)           (0.23)         (0.01)             --
Net asset value, end of period                           $15.00           $22.26         $16.62           $12.13
Total return ++                                          (32.32)%          35.71%         37.15%           21.30%
=======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $741,285        $1,003,840       $306,365          $20,446
Ratio of operating expenses to average net assets         2.09%           2.16%(a)       2.06%(a)         2.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                              (1.05)%          (1.35)%         (0.95)%         (1.30)%+
Portfolio turnover rate                                    --              53%(b)           177%             25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.09%           2.16%(a)        2.06%(a)        2.52%+(a)

                           * Nations Marsico Focused Equities Fund Investor B Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.


Nations Marsico Focused Equities Fund                 For a Share outstanding throughout each period

                                                      Year ended     Year ended     Year ended     Period ended
Investor C Shares                                      03/31/01       03/31/00#      03/31/99#      03/31/98*#
Operating performance:
Net asset value, beginning of period                    $22.33        $16.67          $12.13         $10.00
Net investment income/(loss)                             (0.20)        (0.08)          (0.14)         (0.04)
Net realized and unrealized gain/(loss) on
 investments                                             (7.00)         5.97            4.69           2.17
Net increase/(decrease) in net asset value from
 operations                                              (7.20)         5.89            4.55           2.13
Distributions:
Distributions from net realized capital gains            (0.08)        (0.23)          (0.01)           --
Total dividends and distributions                        (0.08)        (0.23)          (0.01)           --
Net asset value, end of period                          $15.05        $22.33          $16.67         $12.13
Total return++                                          (32.31)%       35.72%          37.56%         21.30%
======================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $203,642      $247,509        $13,682          $469
Ratio of operating expenses to average net assets        2.09%       2.16%(a)        2.06%(a)       2.52%+(a)
Ratio of net investment income/(loss) to average
 net assets                                            (1.05)%       (1.35)%          (0.95)%        (1.30)%+
Portfolio turnover rate                                  --           53%(b)            177%            25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.09%        2.16%(a)        2.06%(a)         2.52%+(a)

                           * Nations Marsico Focused Equities Fund Investor C Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.





Nations MidCap Growth Fund                            For a Share outstanding throughout each year

                                                     Year ended     Year ended     Year ended     Year ended     Year ended
Investor A Shares                                     03/31/01       03/31/00#      03/31/99#      03/31/98#      03/31/97#
Operating performance:
Net asset value, beginning of year                     $21.87         $13.04         $16.30         $12.69         $13.91
Net investment income/(loss)                            (0.09)         (0.12)         (0.07)         (0.10)         (0.07)
Net realized and unrealized gain/(loss) on
 investments                                            (3.91)          9.59          (0.92)          5.50           0.19
Net increase/(decrease) in net asset value from
 operations                                             (4.00)          9.47          (0.99)          5.40           0.12
Distributions:
Distributions from net realized capital gains           (3.73)         (0.64)         (2.27)         (1.79)         (1.34)
Total dividends and distributions                       (3.73)         (0.64)         (2.27)         (1.79)         (1.34)
Net asset value, end of year                           $14.14         $21.87         $13.04         $16.30         $12.69
Total return++                                         (20.98)%        74.82%         (7.41)%        44.86%          0.18%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $16,536         $22,741       $18,042        $21,591        $12,126
Ratio of operating expenses to average net assets     1.23%(a)      1.25%(a)(b)   1.23%(a)(b)      1.23%(a)       1.23%(a)
Ratio of net investment income/(loss) to average
 net assets                                           (0.52)%         (0.70)%       (0.54)%         (0.67)%        (0.51)%
Portfolio turnover rate                                 39%             46%           43%             76%            93%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.23%(a)       1.25%(a)       1.23%(a)       1.23%(a)       1.23%(a)


                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations MidCap Growth Fund                            For a Share outstanding throughout each year

                                                      Year ended     Year ended     Year ended     Year ended       Year ended
Investor B Shares                                      03/31/01       03/31/00#      03/31/99#      03/31/98#        03/31/97#
Operating performance:
Net asset value, beginning of year                      $20.38         $12.28         $15.58         $12.29           $13.61
Net investment income/(loss)                             (0.19)         (0.22)         (0.15)         (0.20)           (0.18)
Net realized and unrealized gain/(loss) on
 investments                                             (3.59)          8.96          (0.88)          5.28             0.20
Net increase/(decrease) in net asset value from
 operations                                              (3.78)          8.74          (1.03)          5.08             0.02
Distributions:
Distributions from net realized capital gains            (3.73)         (0.64)         (2.27)         (1.79)           (1.34)
Total dividends and distributions                        (3.73)         (0.64)         (2.27)         (1.79)           (1.34)
Net asset value, end of year                            $12.87         $20.38         $12.28         $15.58           $12.29
Total return++                                          (21.51)%        73.47%        (8.10)%         43.64%           (0.57)%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                     $44,261        $49,606        $33,245         $45,451          $33,342
Ratio of operating expenses to average net assets     1.98%(a)       2.00%(a)(b)    1.98%(a)(b)      1.98%(a)         1.98%(a)
Ratio of operating expenses to average net assets
 including interest expense                              --              --             --           1.99%              --
Ratio of net investment income/(loss) to average
 net assets                                            (1.27)%         (1.45)%        (1.29)%        (1.42)%          (1.26)%
Portfolio turnover rate                                 39%             46%            43%            76%              93%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.98%(a)        2.00%(a)       1.98%(a)      1.98%(a)         1.98%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations MidCap Growth Fund             For a Share outstanding throughout each year

                                                        Year ended    Year ended    Year ended    Year ended    Year ended
Investor C Shares                                        03/31/01      03/31/00#     03/31/99#     03/31/98#     03/31/97#
Operating performance:
Net asset value, beginning of year                       $20.47         $12.33        $15.63         $12.31        $13.56
Net investment income/(loss)                              (0.17)         (0.22)        (0.15)         (0.18)        (0.10)
Net realized and unrealized gain/(loss) on
 investments                                              (3.62)          9.00         (0.88)          5.29          0.19
Net increase/(decrease) in net asset value from
 operations                                               (3.79)          8.78         (1.03)          5.11          0.09
Distributions:
Distributions from net realized capital gains             (3.73)         (0.64)        (2.27)         (1.79)        (1.34)
Total dividends and distributions                         (3.73)         (0.64)        (2.27)         (1.79)        (1.34)
Net asset value, end of year                             $12.95         $20.47        $12.33         $15.63        $12.31
Total return++                                           (21.46)%        73.50%        (8.08)%        43.80%        (0.04)%
==============================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                        $3,248         $2,628       $1,383           $2,266       $1,437
Ratio of operating expenses to average net assets        1.98%(a)     2.00%(a)(b)   1.98%(a)(b)       1.81%(a)     1.48%(a)
Ratio of operating expenses to average net assets
 including interest expense                                --             --           --               1.82%         --
Ratio of net investment income/(loss) to average
 net assets                                              (1.27)%        (1.45)%       (1.29)%         (1.25)%       (0.76)%
Portfolio turnover rate                                   39%            46%            43%             76%           93%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.98%(a)       2.00%(a)     1.98%(a)         1.81%(a)     1.48%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Marsico 21st Century Fund             For a Share outstanding throughout the period

                                                              Period ended
Investor A Shares                                              03/31/01*
Operating performance:
Net asset value, beginning of period                            $10.00
Net investment income/(loss)                                    (0.06)
Net realized and unrealized gain/(loss) on
 investments                                                    (2.97)
Net increase/(decrease) in net asset value from
 operations                                                     (3.03)
Net asset value, end of period                                 $6.97
Total return++                                                 (30.30)%
===========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $19,644
Ratio of operating expenses to average net assets               1.60%+
Ratio of net investment income/(loss) to average
 net assets                                                   (0.66)%+
Portfolio turnover rate                                          426%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                  1.60%+

                           * Marsico 21st Century Fund Investor A Shares commenced operations on April 10, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.



Nations Marsico 21st Century Fund                     For a Share outstanding throughout the period

                                                                  Period ended
Investor B Shares                                                   03/31/01*
Operating performance:
Net asset value, beginning of period                                 $10.00
Net investment income/(loss)                                         (0.11)
Net realized and unrealized gain/(loss) on
 investments                                                         (2.97)
Net increase/(decrease) in net asset value from
 operations                                                          (3.08)
Net asset value, end of period                                       $6.92
Total return++                                                      (30.80)%
===================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $50,404
Ratio of operating expenses to average net assets                    2.35%+
Ratio of net investment income/(loss) to average
 net assets                                                         (1.41)%+
Portfolio turnover rate                                               426%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                       2.35%+

                           * Marsico 21st Century Fund Investor B Shares commenced operations on April 10, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Nations Marsico 21st Century Fund                     For a Share outstanding throughout the period

                                                                   Period ended
Investor C Shares                                                    03/31/01*
Operating performance:
Net asset value, beginning of period                                  $10.00
Net investment income/(loss)                                          (0.11)
Net realized and unrealized gain/(loss) on
 investments                                                          (2.97)
Net increase/(decrease) in net asset value from
 operations                                                           (3.08)
Net asset value, end of period                                       $6.92
Total return++                                                       (30.80)%
===================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                  $6,557
Ratio of operating expenses to average net assets                     2.35%+
Ratio of net investment income/(loss) to average
 net assets                                                          (1.41)%+
Portfolio turnover rate                                                426%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                        2.35%+

                           * Marsico 21st Century Fund Investor C Shares commenced operations on April 10, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.


Nations Small Company Fund                            For a Share outstanding throughout each period

                                                    Year ended   Year ended   Year ended   Period ended  Period ended  Period ended
Investor A Shares*                                   03/31/01    03/31/00#     03/31/99#      03/31/98      05/16/97     8/31/96**
Operating performance:
Net asset value, beginning of period                 $22.44        $11.43       $15.74         $12.05        $10.64       $10.00
Net investment income/(loss)                         (0.14)         (0.15)       (0.07)         (0.02)         0.03         0.05
Net realized and unrealized gain/(loss) on
 investments                                         (6.58)         11.19        (3.11)          4.42          1.46         0.64
Net increase/(decrease) in net asset value from
 operations                                          (6.72)         11.04        (3.18)          4.40          1.49         0.69
Distributions:
Dividends from net investment income                   --            --            --             --          (0.03)       (0.05)
Distributions from net realized capital gains        (2.20)        (0.03)        (1.13)         (0.71)        (0.05)         --
Total dividends and distributions                    (2.20)        (0.03)        (1.13)         (0.71)        (0.08)       (0.05)
Net asset value, end of period                      $13.52        $22.44        $11.43         $15.74        $12.05       $10.64
Total return++                                      (31.96)%       96.91%       (21.32)%        37.02%        13.98%        6.88%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $146,457     $245,425      $16,143        $6,772        $3,697       $2,611
Ratio of operating expenses to average net assets  1.40%(a)(b)   1.38%(a)(b)   1.20%(a)       1.20%+(a)      1.23%+       1.25%+
Ratio of net investment income/(loss) to average
 net assets                                          (0.77)%       (0.90)%      (0.67)%       (0.20)%+       0.30%+       0.66%+
Portfolio turnover rate                               48%            63%          87%           59%           48%          31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.45%(a)      1.47%(a)    1.47%(a)        1.51%+(a)      1.66%+       1.65%+

                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class A Shares, which were reorganized into Small Company Fund Investor A Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatmen's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund is Banc of America Capital Management, LLC
                           ** Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Small Company Fund                            For a Share outstanding throughout each period

                                                   Year ended   Year ended   Year ended   Period ended   Period ended   Period ended
Investor B Shares*                                  03/31/01     03/31/00#   03/31/99#      03/31/98       05/16/97      08/31/96**
Operating performance:
Net asset value, beginning of period                $21.94       $11.23       $15.59         $12.03        $10.65          $10.00
Net investment income/(loss)                         (0.23)       (0.25)       (0.11)         (0.08)        (0.03)           0.01
Net realized and unrealized gain/(loss) on
 investments                                         (6.43)       10.99        (3.12)          4.35          1.46            0.65
Net increase/(decrease) in net asset value from
 operations                                          (6.66)       10.74        (3.23)          4.27          1.43            0.66
Distributions:
Dividends from net investment income                   --          --            --             --            --            (0.01)
Distributions from net realized capital gains        (2.20)       (0.03)       (1.13)         (0.71)        (0.05)            --
Total dividends and distributions                    (2.20)       (0.03)       (1.13)         (0.71)        (0.05)          (0.01)
Net asset value, end of period                      $13.08       $21.94       $11.23         $15.59        $12.03          $10.65
Total return++                                      (32.45)%      95.79%      (21.86)%        36.06%        13.43%           6.65%
==================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                $11,744      $13,839      $5,127         $3,384        $2,635          $1,878
Ratio of operating expenses to average net assets  2.15%(a)(b)  2.13%(a)(b)  1.95%(a)      1.87%+(a)        1.97%+         2.01%+
Ratio of net investment income/(loss) to average
 net assets                                         (1.52)%     (1.65)%      (1.42)%        (0.87)%+      (0.45)%+       (0.07)%+
Portfolio turnover rate                              48%          63%           87%           59%            48%            31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      2.20%(a)    2.22%(a)     2.22%(a)      2.18%+(a)        2.41%+         2.44%+


                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class B Shares, which were reorganized into the Small Company Fund Investor B Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatman's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund is Banc of America Capital Management, LLC **Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Small Company Fund                 For a Share outstanding throughout each period

                                                           Year ended        Year ended           Year ended       Period ended
Investor C Shares                                           03/31/01          03/31/00#           03/31/99#          03/31/98*
Operating performance:
Net asset value, beginning of period                         $22.21            $11.38              $15.74             $15.18
Net investment income/(loss)                                 (0.25)             (0.23)              (0.12)             (0.08)
Net realized and unrealized gain/(loss) on
 investments                                                 (6.50)             11.09               (3.11)              1.35
Net increase/(decrease) in net asset value from
 operations                                                  (6.75)             10.86               (3.23)              1.27
Distributions:
Distributions from net realized capital gains                (2.20)             (0.03)              (1.13)             (0.71)
Total dividends and distributions                            (2.20)             (0.03)              (1.13)             (0.71)
Net asset value, end of period                              $13.26             $22.21              $11.38             $15.74
Total return ++                                             (32.46)%            95.76%             (21.66)%             8.75%
===================================================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $2,813             $3,588              $1,951             $3,122
Ratio of operating expenses to average net assets          2.15%(a)(b)        2.13%(a)(b)          1.70%(a)           1.95%+(a)
 Ratio of net investment income/(loss) to average
 net assets                                                  (1.52)%           (1.65)%              (1.17)%           (0.95)%+
Portfolio turnover rate                                        48%               63%                 87%                59%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               2.20%(a)          2.22%(a)            2.22%(a)           2.26%+(a)


                           * Small Company Fund Investor C Shares commenced operations on September 22, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations International Value Fund                      For a Share outstanding throughout each period

                                                     Year ended   Year ended  Period ended  Period ended  Year ended  Period ended
Investor A Shares*                                    03/31/01     03/31/00#   03/31/99#      05/15/98     11/30/97    11/30/96**
Operating performance:
Net asset value, beginning of period                  $18.77         $14.43     $15.44         $13.13       $11.29       $10.00
Net investment income                                   0.27           0.36       0.14           0.08         0.01         0.04
Net realized and unrealized gain/(loss) on
 investments                                           (0.39)          4.72       0.36           2.52         1.91         1.31
Net increase/(decrease) in net asset value from
 operations                                            (0.12)          5.08       0.50           2.60         1.92         1.35
Distributions:
Dividends from net investment income                   (0.19)         (0.25)     (0.17)           --         (0.01)       (0.04)
Dividends in excess of net investment income             --             --         --             --         (0.05)         --
Distributions from net realized capital gains          (1.20)         (0.49)     (1.34)         (0.29)       (0.02)       (0.02)
Total dividends and distributions                      (1.39)         (0.74)     (1.51)         (0.29)       (0.08)       (0.06)
Net asset value, end of period                        $17.26         $18.77     $14.43         $15.44       $13.13       $11.29
Total return++                                         (0.72)%        35.86%      1.75%         20.22%       17.11%       13.54%
==================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $353,646      $186,649    $5,960         $5,128       $4,259        $115
Ratio of operating expenses to average net assets      1.38%        1.49%(a)    1.55%+         1.81%+        1.73%       0.00%+
Ratio of net investment income to average net
 assets                                                1.64%         1.86%      1.11%+         1.21%+        0.26%       1.83%+
Portfolio turnover rate                                 --           12%(b)       44%            88%          29%         50%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.48%        1.59%(a)    1.64%+         1.82%+        1.93%      57.40%+



                           * The financial information for the fiscal periods through May 22, 1998 reflect the financial information for the Emerald International Equity Fund's Retail Shares, which were reorganized into the International Value Fund Investor A Shares as of May 22, 1998.
                           ** International Value Fund Investor A Shares commenced operations on December 27, 1995.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations International Value Fund                      For a Share outstanding throughout each period

                                                        Year ended      Year ended       Period ended
Investor B Shares                                        03/31/01        03/31/00#        03/31/99*#
Operating performance:
Net asset value, beginning of period                      $18.64          $14.40           $14.33
Net investment income                                       0.16            0.22             0.06
Net realized and unrealized gain/(loss) on
 investments                                               (0.40)           4.66             0.76
Net increase/(decrease) in net asset value from
 operations                                                (0.24)           4.88             0.82
Distributions:
Dividends from net investment income                       (0.13)          (0.15)           (0.13)
Distributions from net realized capital gains              (1.20)          (0.49)           (0.62)
Total dividends and distributions                          (1.33)          (0.64)           (0.75)
Net asset value, end of period                            $17.07          $18.64           $14.40
Total return++                                             (1.42)%         34.51%            1.25%
==============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $80,655         $50,999           $4,296
Ratio of operating expenses to average net assets         2.13%          2.24%(a)          2.30%+
Ratio of net investment income to average net
 assets                                                   0.89%            1.11%           0.36%+
Portfolio turnover rate                                    --             12%(b)             44%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.23%          2.34%(a)          2.39%+

                           * International Value Fund Investor B Shares commenced operations on May 22, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.


Nations International Value Fund                      For a Share outstanding throughout each period

                                                        Year ended      Year ended       Period ended
Investor C Shares                                        03/31/01        03/31/00#        03/31/99*#
Operating performance:
Net asset value, beginning of period                     $18.65           $14.41           $13.33
Net investment income                                      0.16             0.21             0.06
Net realized and unrealized gain/(loss) on
 investments                                              (0.41)            4.69             1.77
Net increase/(decrease) in net asset value from
 operations                                               (0.25)            4.90             1.83
Distributions:
Dividends from net investment income                      (0.13)           (0.17)           (0.13)
Distributions from net realized capital gains             (1.20)           (0.49)           (0.62)
Total dividends and distributions                         (1.33)           (0.66)           (0.75)
Net asset value, end of period                           $17.07           $18.65           $14.41
Total return++                                            (1.45)%          34.64%            3.98%
========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                    $48,784          $13,725            $182
Ratio of operating expenses to average net assets       2.13%           2.24%(a)          2.30%+
Ratio of net investment income to average net
 assets                                                  0.89%             1.11%           0.36%+
Portfolio turnover rate                                  --              12%(b)             44%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           2.23%           2.34%(a)          2.39%+

                           * International Value Fund Investor C Shares commenced operations on June 15, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.


Nations International Equity Fund                     For a Share outstanding throughout each year

                                                          Year ended    Year ended   Year ended  Year ended  Year ended
Investor A Shares                                         03/31/01#     03/31/00#    03/31/99#   03/31/98#   03/31/97#
Operating performance:
Net asset value, beginning of year                         $16.51        $13.97       $14.67      $13.01      $13.39
Net investment income/(loss)                                 0.07          0.06         0.08        0.07        0.05
Net realized and unrealized gain/(loss) on
 investments                                                (4.38)         4.86         0.40        1.94        0.11
Net increase/(decrease) in net asset value from
 operations                                                 (4.31)         4.92         0.48        2.01        0.16
Distributions:
Dividends from net investment income                        (0.09)        (0.05)       (0.11)     (0.15)       (0.09)
Distributions in excess of net investment income              --            --           --       (0.04)       (0.00)*
Distributions from net realized capital gains               (1.01)        (2.33)       (1.07)     (0.16)       (0.42)
Distributions in excess of net realized capital gains       (0.15)          --           --         --         (0.03)
Total dividends and distributions                           (1.25)        (2.38)       (1.18)     (0.35)       (0.54)
Net asset value, end of year                               $10.95        $16.51       $13.97     $14.67       $13.01
Total return++                                             (27.54)%       39.54%        3.59%     15.77%        1.08%
=============================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                        $46,770        $43,111     $12,785     $13,477      $9,443
Ratio of operating expenses to average net assets          1.40%          1.39%        1.38%      1.39%        1.41%
Ratio of net investment income/(loss) to average
 net assets                                                0.64%          0.44%        0.54%      0.51%        0.37%
Portfolio turnover rate                                     --            129%##       146%        64%          36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.41%          1.43%        1.38%      1.39%        1.41%

                           * Amount represents less than $0.01 per share.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method. ## Amount represents results prior to conversion to a master-feeder structure.

Nations International Equity Fund                         For a Share outstanding throughout each year

                                                          Year ended    Year ended   Year ended  Year ended  Year ended
Investor B Shares                                         03/31/01#     03/31/00#    03/31/99#   03/31/98#   03/31/97#
Operating performance:
Net asset value, beginning of year                         $16.06        $13.75       $14.56      $12.83      $13.27
Net investment income/(loss)                                 0.00         (0.05)       (0.03)      (0.03)      (0.05)
Net realized and unrealized gain/(loss) on
 investments                                                (4.27)         4.72         0.38        1.92        0.10
Net increase/(decrease) in net asset value from
 operation                                                  (4.27)         4.67         0.35        1.89        0.05
Distributions:
Dividends from net investment income                        (0.07)        (0.03)       (0.09)        --        (0.04)
Distributions in excess of net investment income              --            --           --          --        (0.00)*
Distributions from net realized capital gains               (1.01)        (2.33)       (1.07)      (0.16)      (0.42)
Distributions in excess of net realized capital gains       (0.15)          --           --          --        (0.03)
Total dividends and distributions                           (1.23)        (2.36)       (1.16)      (0.16)      (0.49)
Net asset value, end of year                               $10.56        $16.06       $13.75      $14.56      $12.83
Total return++                                             (28.11)%       38.14%        2.65%      14.93%       0.28%
========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's):                       $20,747       $32,073      $28,266     $34,119     $36,698
Ratio of operating expenses to average net assets          2.15%         2.14%        2.13%       2.14%       2.16%
Ratio of net investment income/(loss) to average
 net assets                                               (0.11)%       (0.31)%      (0.21)%     (0.24)%     (0.38)%
Portfolio turnover rate                                    --          129%##         146%        64%         36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             2.16%         2.18%        2.13%       2.14%       2.16%

                           * Amount represents less than $0.01 per share.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method. ## Amount represents results prior to conversion to a master-feeder structure.


Nations International Equity Fund                         For a Share outstanding throughout each year

                                                          Year ended    Year ended   Year ended  Year ended  Year ended
Investor C Shares                                         03/31/01#     03/31/00#    03/31/99#   03/31/98#   03/31/97#
Operating performance:
Net asset value, beginning of year                         $15.72        $13.52       $14.34      $12.74      $13.13
Net investment income/(loss)                                (0.02)        (0.03)       (0.03)      (0.01)       0.02
Net realized and unrealized gain/(loss) on
 investments                                                (4.17)         4.60         0.37        1.89        0.10
Net increase/(decrease) in net asset value from
 operations                                                 (4.19)         4.57         0.34        1.88        0.12
Distributions:
Dividends from net investment income                        (0.07)        (0.04)       (0.09)      (0.10)      (0.06)
Distributions in excess of net investment income              --            --           --        (0.02)      (0.00)*
Distributions from net realized capital gains               (1.01)        (2.33)       (1.07)      (0.16)      (0.42)
Distributions in excess of net realized capital gains       (0.15)          --           --          --        (0.03)
Total dividends and distributions                           (1.23)        (2.37)       (1.16)      (0.28)      (0.51)
Net asset value, end of year                               $10.30        $15.72       $13.52      $14.34      $12.74
Total return++                                             (28.22)%       38.12%        2.63%      15.05%       0.77%
==============================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                        $1,166         $987          $824        $933        $988
Ratio of operating expenses to average net assets          2.15%         2.14%         2.13%       1.97%       1.66%
Ratio of net investment income/(loss) to average
 net assets                                               (0.11)%      (0.31)%        (0.21)%     (0.07)%      0.12%
Portfolio turnover rate                                    --          129%##          146%        64%         36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             2.16%        2.18%          2.13%       1.97%       1.66%

                           * Amount represents less than $0.01 per share.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method. ## Amount represents results prior to conversion to a master-feeder structure.


Nations Marsico International                         For a Share outstanding throughout the period
Opportunities Fund
                                                                  Period ended
Investor A Shares                                                   03/31/01#*
Operating performance:
Net asset value, beginning of period                                 $10.00
Net investment income/(loss)                                         (0.01)
Net realized and unrealized gain/(loss) on
 investments                                                         (1.98)
Net increase/(decrease) in net asset value from
 operations                                                          (1.99)
Net asset value, end of period                                       $8.01
Total return++                                                      (19.90)%
======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $2,797
Ratio of operating expenses to average net assets                    1.72%+
Ratio of net investment income/(loss) to average
 net assets                                                         (0.13)%+
Portfolio turnover rate                                              442%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                       6.53%+

                           * Marsico International Opportunities Fund Investor A Shares commenced operations on August 1, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.


Nations Marsico International                         For a Share outstanding throughout the period
Opportunities Fund

                                                           Period ended
Investor B Shares                                           03/31/01#*
Operating performance:
Net asset value, beginning of period                          $10.00
Net investment income/(loss)                                   (0.08)
Net realized and unrealized gain/(loss) on
 investments                                                   (1.95)
Net increase/(decrease) in net asset value from
 operations                                                    (2.03)
Net asset value, end of period                                 $7.97
Total return++                                                (20.30)%
=====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                          $2,031
Ratio of operating expenses to average net assets             2.47%+
Ratio of net investment income/(loss) to average
 net assets                                                  (0.88)%+
Portfolio turnover rate                                        442%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                7.28%+

                           * Marsico International Opportunities Fund Investor B Shares commenced operations on August 1, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.

Nations Marsico International                 For a Share outstanding throughout the period
Opportunities Fund

                                                         Period ended
Investor C Shares                                         03/31/01#*
Operating performance:
Net asset value, beginning of period                       $10.00
Net investment income/(loss)                                (0.09)
Net realized and unrealized gain/(loss) on
 investments                                                (1.94)
Net increase/(decrease) in net asset value from
 operations                                                 (2.03)
Net asset value, end of period                              $7.97
Total return++                                             (20.30)%
===================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $974
Ratio of operating expenses to average net assets          2.47%+
Ratio of net investment income/(loss) to average
 net assets                                               (0.88)%+
Portfolio turnover rate                                     442%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             7.28%+

                           * Marsico International Opportunities Fund Investor C Shares commenced operations on August 1, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.




Nations Emerging Markets Fund                         For a Share outstanding throughout each year

                                                      Year ended    Year ended     Year ended     Year ended  Year ended
Investor A Shares                                      03/31/01#    03/31/00#      03/31/99#      03/31/98#   03/31/97#
Operating performance:
Net asset value, beginning of year                      $15.65        $8.09          $10.57         $11.39      $10.32
Net investment income/(loss)                             (0.04)        (0.09)          0.10           0.01       (0.01)
Net realized and unrealized gain/(loss) on
 investments                                             (6.75)         7.65          (2.52)         (0.75)       1.21
Net increase/(decrease) in net asset value from
 operations                                              (6.79)         7.56          (2.42)         (0.74)       1.20
Distributions:
Dividends from net investment income                     (0.02)          --           (0.06)         (0.08)      (0.02)
Distributions in excess of net investment income         (0.00)##        --             --             --        (0.05)
Distributions from net realized capital gains              --            --             --             --        (0.06)
Total dividends and distributions                        (0.02)          --           (0.06)         (0.08)      (0.13)
Net asset value, end of year                             $8.84        $15.65          $8.09         $10.57      $11.39
Total return++                                          (43.38)%       93.33%        (22.90)%        (6.60)%     11.74%
====================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                     $3,851         $3,087          $951           $652        $894
Ratio of operating expenses to average net assets       2.05%          2.15%         2.03%(a)        1.82%       1.99%
Ratio of operating expenses to average net assets
 including interest expense                             2.09%          2.16%           (b)            --          --
Ratio of net investment income/(loss) to average
 net assets                                            (0.65)%        (0.65)%         1.41%          0.11%      (0.12)%
Portfolio turnover rate                                 97%            61%            71%            63%         31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.11%          2.79%         2.23%(a)        1.82%       1.99%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Emerging Markets Fund For a Share outstanding throughout each year

                                                       Year ended   Year ended     Year ended     Year ended  Year ended
Investor B Shares                                      03/31/01#    03/31/00#      03/31/99#      03/31/98#   03/31/97#
Operating performance:
Net asset value, beginning of year                      $15.32        $7.99         $10.49          $11.31      $10.26
Net investment income/(loss)                             (0.17)        (0.16)         0.05           (0.07)      (0.09)
Net realized and unrealized gain/(loss) on
 investments                                             (6.53)         7.49         (2.50)          (0.75)       1.20
Net increase/(decrease) in net asset value from
 operations                                              (6.70)         7.33         (2.45)          (0.82)       1.11
Distributions:
Dividends from net investment income                       --            --          (0.05)            --          --
Distributions from net realized capital gains              --            --            --              --        (0.06)
Total dividends and distributions                          --            --          (0.05)            --        (0.06)
Net asset value, end of year                             $8.62        $15.32         $7.99          $10.49      $11.31
Total return++                                          (43.73)%      91.74%        (23.42)%         (7.25)%     10.88%
====================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                     $1,728        $3,468         $1,579          $1,247      $1,499
Ratio of operating expenses to average net assets       2.80%         2.90%         2.78%(a)         2.57%       2.74%
Ratio of operating expenses to average net assets
 including interest expense                             2.84%         2.91%          (b)              --          --
Ratio of net investment income/(loss) to average
 net assets                                            (1.40)%       (1.40)%         0.66%          (0.64)%     (0.87)%
Portfolio turnover rate                                  97%           61%            71%             63%         31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.86%         3.54%         2.98%(a)         2.57%       2.74%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Emerging Markets Fund                         For a Share outstanding throughout each year

                                                      Year ended   Year ended     Year ended     Year ended  Year ended
Investor C Shares                                     03/31/01#    03/31/00#      03/31/99#      03/31/98#   03/31/97#
Operating performance:
Net asset value, beginning of year                      $15.31       $7.98         $10.47          $11.34     $10.27
Net investment income/(loss)                             (0.16)       (0.14)         0.05           (0.05)     (0.04)
Net realized and unrealized gain/(loss) on
 investments                                             (6.54)        7.47         (2.49)          (0.75)      1.20
Net increase/(decrease) in net asset value from
 operations                                              (6.70)        7.33         (2.44)          (0.80)      1.16
Distributions:
Dividends from net investment income                       --           --          (0.05)          (0.07)     (0.01)
Distributions in excess of net investment income           --           --            --              --       (0.02)
Distributions from net realized capital gains              --           --            --              --       (0.06)
Total dividends and distributions                          --           --          (0.05)          (0.07)     (0.09)
Net asset value, end of year                             $8.61       $15.31         $7.98          $10.47     $11.34
Total return++                                          (43.73)%     91.73%        (23.37)%         (7.17)%    11.34%
================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                       $65          $120           $86            $293      $226
Ratio of operating expenses to average net assets       2.80%         2.90%        2.78%(a)         2.40%     2.24%
Ratio of operating expenses to average net assets
 including interest expense                             2.84%         2.91%          (b)             --        --
Ratio of net investment income/(loss) to average
 net assets                                            (1.40)%       (1.40)%        0.66%         (0.47)%    (0.37)%
Portfolio turnover rate                                 97%           61%           71%            63%        31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.86%         3.54%        2.98%(a)        2.40%      2.24%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income/(loss) has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations LargeCap Index Fund                           For a Share outstanding throughout each year

                                                            Year ended             Year ended
Investor A Shares                                           03/31/01#               03/31/00#
Operating performance:
Net asset value, beginning of year                            $28.76                 $24.94
Net investment income                                           0.17                   0.19
Net realized and unrealized gain/(loss) on
 investments                                                   (6.52)                  4.08
Net increase/(decrease) in net asset value from
 operations                                                    (6.35)                  4.27
Distributions:
Dividends from net investment income                           (0.17)                 (0.19)
Distributions from net realized capital gains                   --##                  (0.26)
Total dividends and distributions                              (0.17)                 (0.45)
Net asset value, end of year                                  $22.24                 $28.76
Total return++                                                (22.18)%                17.32%
===================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                           $27,417                 $28,943
Ratio of operating expenses to average net assets         0.60%(a)(b)             0.60%(a)(b)
Ratio of operating expenses to average net assets
 including interest expense                                    --                      --
Ratio of net investment income to average net
 assets                                                       0.63%                   0.71%
Portfolio turnover rate                                        8%                       7%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              0.93%(a)                0.96%(a)



                                                        Year ended       Year ended       Year ended
Investor A Shares                                        03/31/99         03/31/98#        03/31/97
Operating performance:
Net asset value, beginning of year                        $22.31           $15.87            $13.58
Net investment income                                       0.19             0.21              0.25
Net realized and unrealized gain/(loss) on
 investments                                                3.63             7.05              2.32
Net increase/(decrease) in net asset value from
 operations                                                 3.82             7.26              2.57
Distributions:
Dividends from net investment income                       (0.20)           (0.23)            (0.23)
Distributions from net realized capital gains              (0.99)           (0.59)            (0.05)
Total dividends and distributions                          (1.19)           (0.82)            (0.28)
Net asset value, end of year                              $24.94           $22.31            $15.87
Total return++                                             18.00%           46.58%            19.06%
======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                       $13,827           $4,595           $2,574
Ratio of operating expenses to average net assets       0.60%(a)         0.60%(a)         0.60%(a)
Ratio of operating expenses to average net assets
 including interest expense                                 --              0.61%             --
Ratio of net investment income to average net
 assets                                                    0.92%            1.14%            1.66%
Portfolio turnover rate                                     4%               26%               5%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            0.96%(a)        0.91%(a)         0.95%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations MidCap Index Fund                             For a Share outstanding throughout the period

                                                          Period ended
Investor A Shares                                           03/31/01*
Operating performance:
Net asset value, beginning of period                         $9.55
Net investment income/(loss)                                  0.05
Net realized and unrealized gain/(loss) on
 investments                                                 (0.24)
Net increase/(decrease) in net asset value from
 operations                                                  (0.19)
Distributions:
Dividends from net investment income                         (0.06)
Distributions from net realized capital gains                (0.89)
Total dividends and distributions                            (0.95)
Net asset value, end of period                               $8.41
Total return++                                               (2.84)%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $215
Ratio of operating expenses to average net assets         0.60%(a)+
Ratio of operating expenses including interest
 expense to average net assets                             0.61%(a)+
Ratio of net investment income/(loss) to average
 net assets                                                 0.57%+
Portfolio turnover rate                                      69%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.00%(a)+

                           * MidCap Index Investor A Shares commenced operations on May 31, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations SmallCap Index Fund For a Share outstanding throughout each period

                                                    Year ended    Year ended       Year ended       Year ended      Period ended
Investor A Shares                                    03/31/01#     03/31/00#       03/31/99#         03/31/98         03/31/97*
Operating performance:
Net asset value, beginning of period                  $13.52        $11.03          $14.08             $9.82            $10.00
Net investment income                                   0.04          0.01            0.03              0.03              0.03
Net realized and unrealized gain/(loss) on
 investments                                           (0.32)         2.49           (2.91)             4.57             (0.18)
Net increase/(decrease) in net asset value from
 operations                                            (0.28)         2.50           (2.88)             4.60             (0.15)
Distributions:
Dividends from net investment income                   (0.02)        (0.01)          (0.03)            (0.03)            (0.03)
Distributions from net realized capital gains            --            --            (0.14)            (0.31)              --
Total dividends and distributions                      (0.02)        (0.01)          (0.17)            (0.34)            (0.03)
Net asset value, end of period                        $13.22        $13.52          $11.03            $14.08             $9.82
Total return++                                         (2.06)%       22.67%         (20.67)%           47.35%            (1.52)%
===================================================================================================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $6,517        $7,610          $9,782           $13,768            $334
Ratio of operating expenses to average net assets  0.66%(a)(b)    0.75%(a)       0.75%(a)(b)       0.75%(a)(b)        0.75%+
Ratio of operating expenses to average net assets
 including interest expense                             --         0.76%(a)           --                --                --
Ratio of net investment income to average net
 assets                                                0.31%        0.10%            0.27%             0.27%            0.80%+
Portfolio turnover rate                                 65%          53%              65%               62%               18%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.04%(a)      1.02%(a)        1.07%(a)          1.27%(a)           1.46%+


                           * SmallCap Index Fund Investor A Shares commenced operations on October 15, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was 0.01%.


Nations Managed Index Fund                            For a Share outstanding throughout each period

                                                            Year ended    Year ended   Year ended    Year ended     Period ended
Investor A Shares                                           03/31/01#      03/31/00#    03/31/99#     03/31/98        03/31/97*
Operating performance:
Net asset value, beginning of period                         $22.04         $19.39       $17.14        $11.89          $10.00
Net investment income                                          0.08           0.11         0.14          0.14            0.12
Net realized and unrealized gain/(loss) on
 investments                                                  (4.47)          2.78         2.39          5.40            1.89
Net increase/(decrease) in net asset value from
 operations                                                   (4.39)          2.89         2.53          5.54            2.01
Distributions:
Dividends from net investment income                          (0.07)         (0.11)      (0.13)         (0.14)          (0.12)
Distributions from net realized capital gains                 (2.69)         (0.13)      (0.15)         (0.15)            --
Total dividends and distributions                             (2.76)         (0.24)      (0.28)         (0.29)          (0.12)
Net asset value, end of period                               $14.89         $22.04      $19.39         $17.14          $11.89
Total return++                                               (21.75)%        15.04%      14.97%         47.21%          20.12%
===============================================================================================================================
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $32,402        $51,433     $51,439         $25,447         $3,038
Ratio of operating expenses to average net assets        0.75%(a)(b)    0.75%(a)(b)   0.75%(a)       0.75%(a)(b)     0.75%+(a)
Ratio of net investment income to average net
 assets                                                      0.42%          0.55%       0.78%           1.01%           1.67%+
Portfolio turnover rate                                      97%            64%         35%             30%             17%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             0.95%(a)       0.97%(a)    0.98%(a)        1.05%(a)        1.30%+(a)

                           * Managed Index Fund Investor A Shares commenced operations on July 31, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Short-Term Income Fund For a Share outstanding throughout each year

                                                      Year ended    Year ended     Year ended       Year ended     Year ended
Investor A Shares                                      03/31/01      03/31/00       03/31/99         03/31/98       03/31/97#
Operating performance:
Net asset value, beginning of year                      $9.51         $9.79          $9.77            $9.68           $9.76
Net investment income                                    0.56          0.54           0.54             0.54            0.56
Net realized and unrealized gain/(loss) on
 investments                                             0.30         (0.28)          0.02             0.09           (0.08)
Net increase/(decrease) in net asset value from
 operations                                              0.86          0.26           0.56             0.63            0.48
Distributions:
Dividends from net investment income                    (0.56)        (0.54)         (0.54)           (0.54)          (0.56)
Total dividends and distributions                       (0.56)        (0.54)         (0.54)           (0.54)          (0.56)
Net asset value, end of year                            $9.81         $9.51          $9.79            $9.77           $9.68
Total return++                                           9.28%        2.76%           5.85%            6.67%           5.04%
====================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                      $7,658       $11,831         $14,652          $13,688         $6,169
Ratio of operating expenses to average net assets      0.76%(a)      0.73%(a)        0.70%(a)        0.76%(a)(b)     0.75%(b)
Ratio of net investment income to average net
 assets                                                 5.79%         5.63%           5.50%             5.55%          5.77%
Portfolio turnover rate                                  42%           62%             64%               66%            172%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.86%(a)      0.88%(a)        1.05%(a)         1.06%(a)          1.05%


                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Short-Term Income Fund                        For a Share outstanding throughout each year

                                                    Year ended    Year ended     Year ended       Year ended     Year ended
Investor B Shares                                    03/31/01      03/31/00       03/31/99         03/31/98       03/31/97#
Operating performance:
Net asset value, beginning of year                    $9.51        $9.79          $9.77            $9.68             $9.76
Net investment income                                  0.48         0.51           0.52             0.53              0.55
Net realized and unrealized gain/(loss) on
 investments                                           0.29        (0.28)          0.02             0.09             (0.08)
Net increase/(decrease) in net asset value from
 operations                                            0.77         0.23           0.54             0.62              0.47
Distributions:
Dividends from net investment income                  (0.48)       (0.51)         (0.52)           (0.53)            (0.55)
Total dividends and distributions                     (0.48)       (0.51)         (0.52)           (0.53)            (0.55)
Net asset value, end of year                          $9.80        $9.51          $9.79            $9.77             $9.68
Total return++                                         8.36%        2.40%          5.70%            6.51%             4.89%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $2,515       $2,914        $5,825          $4,602            $5,536
Ratio of operating expenses to average net assets    1.51%(a)     1.05%(a)      0.85%(a)       0.91%(a)(b)        0.90%(b)
Ratio of net investment income to average net
 assets                                                5.04%        5.31%         5.35%           5.40%             5.62%
Portfolio turnover rate                                 42%          62%           64%             66%               172%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.61%(a)     1.63%(a)      1.80%(a)        1.21%(a)            1.20%


                           ++ Total return represents aggregate total return for the periods indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Short-Term Income Fund                        For a Share outstanding throughout each year

                                                      Year ended      Year ended   Year ended      Year ended     Year ended
Investor C Shares                                      03/31/01        03/31/00     03/31/99        03/31/98       03/31/97#
Operating performance:
Net asset value, beginning of year                      $9.51           $9.79       $9.77           $9.68           $9.76
Net investment income                                    0.48            0.47        0.52            0.53            0.55
Net realized and unrealized gain/(loss) on
 investments                                             0.29           (0.28)       0.02            0.09           (0.08)
Net increase/(decrease) in net asset value from
 operations                                              0.77            0.19        0.54            0.62            0.47
Distributions:
Dividends from net investment income                    (0.48)          (0.47)      (0.52)          (0.53)          (0.55)
Total dividends and distributions                       (0.48)          (0.47)      (0.52)          (0.53)          (0.55)
Net asset value, end of year                            $9.80           $9.51       $9.79           $9.77           $9.68
Total return++                                          8.37%            1.97%       5.64%           6.51%           4.89%
====================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                       $833           $987        $1,744          $2,992          $4,063
Ratio of operating expenses to average net assets      1.51%(a)        1.50%(a)    1.01%(a)       0.91%(a)(b)       0.90%(b)
Ratio of net investment income to average net assets   5.04%           4.86%        5.19%           5.40%           5.62%
Portfolio turnover rate                                  42%             62%          64%             66%            172%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.61%(a)        1.63%(a)    1.80%(a)         1.21%(a)         1.20%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Short-Intermediate
Government Fund                                       For a Share outstanding throughout each year

                                                       Year ended       Year ended      Year ended     Year ended       Year ended
Investor A Shares                                       03/31/01         03/31/00        03/31/99       03/31/98         03/31/97#
Operating performance:
Net asset value, beginning of year                      $3.94             $4.10           $4.12          $3.99            $4.07
Net investment income                                    0.22              0.22            0.21           0.22             0.22
Net realized and unrealized gain/(loss) on
 investments                                             0.21             (0.16)          (0.02)          0.13            (0.08)
Net increase/(decrease) in net asset value from
 operations                                              0.43              0.06            0.19           0.35             0.14
Distributions:
Dividends from net investment income                    (0.22)            (0.22)          (0.21)         (0.22)           (0.22)
Total dividends and distributions                       (0.22)            (0.22)          (0.21)         (0.22)           (0.22)
Net asset value, end of year                            $4.15             $3.94           $4.10          $4.12            $3.99
Total return++                                          11.31%             1.43%           4.76%          8.89%            3.51%
===================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                      $44,244          $45,341         $44,793       $49,478          $42,468
Ratio of operating expenses to average net assets       0.82%(a)         0.80%(a)        0.78%(a)        0.81%        0.83%(a)(b)
Ratio of net investment income to average net assets    5.54%             5.39%          5.16%          5.33%           5.53%
Portfolio turnover rate                                  108%              177%            242%          538%             529%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.84%(a)         0.90%(a)        1.03%(a)        1.01%          1.03%(a)


                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Short-Intermediate
Government Fund                                       For a Share outstanding through each year

                                                      Year ended       Year ended   Year ended     Year ended    Year ended
Investor B Shares                                      03/31/01         03/31/00     03/31/99       03/31/98      03/31/97#
Operating performance:
Net asset value, beginning of year                      $3.94            $4.10       $4.12           $3.99         $4.07
Net investment income                                    0.19             0.19        0.19            0.20          0.20
Net realized and unrealized gain/(loss) on
 investments                                             0.21            (0.16)      (0.02)           0.13         (0.08)
Net increase/(decrease) in net asset value from
 operations                                              0.40             0.03        0.17            0.33          0.12
Distributions:
Dividends from net investment income                    (0.19)           (0.19)      (0.19)          (0.20)        (0.20)
Total dividends and distributions                       (0.19)           (0.19)      (0.19)          (0.20)        (0.20)
Net asset value, end of year                            $4.15            $3.94       $4.10           $4.12         $3.99
Total return++                                          10.46%            0.70%       4.14%           8.35%         3.10%
=================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                      $8,199           $8,400      $9,591          $9,815       $10,788
Ratio of operating expenses to average net assets      1.59%(a)         1.51%(a)    1.38%(a)          1.34%     1.23%(a)(b)
Ratio of net investment income to average net assets   4.77%             4.68%      4.56%            4.80%        5.13%
Portfolio turnover rate                                  108%             177%        242%            538%          529%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.59%(a)         1.65%(a)    1.78%(a)          1.54%       1.43%(a)


                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Short-Intermediate
Government Fund                                       For a Share outstanding throughout each year

                                                      Year ended       Year ended   Year ended     Year ended  Year ended
Investor C Shares                                      03/31/01         03/31/00     03/31/99       03/31/98    03/31/97#
Operating performance:
Net asset value, beginning of year                      $3.93            $4.09        $4.12           $3.99       $4.07
Net investment income                                    0.19             0.19         0.19            0.20        0.21
Net realized and unrealized gain/(loss) on
 investments                                             0.21            (0.16)       (0.03)           0.13       (0.08)
Net increase/(decrease) in net asset value from
 operations                                              0.40             0.03         0.16            0.33        0.13
Distributions:
Dividends from net investment income                    (0.19)           (0.19)       (0.19)          (0.20)      (0.21)
Total dividends and distributions                       (0.19)           (0.19)       (0.19)          (0.20)      (0.21)
Net asset value, end of year                            $4.14            $3.93        $4.09           $4.12       $3.99
Total return++                                          10.49%            0.74%        4.05%           8.45%       3.21%
==================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                      $1,079            $661        $1,190         $1,808       $8,334
Ratio of operating expenses to average net assets      1.59%(a)         1.54%(a)     1.34%(a)         1.31%     1.13%(a)(b)
Ratio of net investment income to average net assets    4.77%            4.65%        4.60%          4.83%       5.23%
Portfolio turnover rate                                  108%             177%          242%           538%        529%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.59%(a)         1.65%(a)     1.78%(a)         1.51%      1.33%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Government Securities
Fund                                                  For a Share outstanding throughout each year

                                                          Year ended       Year ended
Investor A Shares                                          03/31/01         03/31/00
Operating performance:
Net asset value, beginning of year                           $9.37           $9.86
Net investment income                                         0.57            0.57
Net realized and unrealized gain/(loss) on
 investments                                                  0.49           (0.50)
Net increase/(decrease) in net asset value from
 operations                                                   1.06            0.07
Distributions:
Dividends from net investment income                         (0.57)          (0.56)
Distributions from capital                                    --               --
Total dividends and distributions                            (0.57)          (0.56)
Net asset value, end of year                                 $9.86           $9.37
Total return++                                               11.70%           0.80%
===================================================================================================
Ratios to average net assets/ supplemental data:
Net assets, end of year (in 000's)                          $57,641          $57,485
Ratio of operating expenses to average net assets          1.00%(a)         1.03%(b)
Ratio of net investment income to average net assets         5.96%            5.92%
Portfolio turnover rate                                      183%             348%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              1.11%(a)         1.15%



                                                          Year ended          Year ended         Year ended
Investor A Shares                                          03/31/99#           03/31/98           03/31/97#
Operating performance:
Net asset value, beginning of year                          $9.90               $9.39              $9.67
Net investment income                                        0.56                0.52               0.58
Net realized and unrealized gain/(loss) on
 investments                                                (0.05)               0.51              (0.30)
Net increase/(decrease) in net asset value from
 operations                                                  0.51                1.03               0.28
Distributions:
Dividends from net investment income                        (0.55)              (0.52)             (0.56)
Distributions from capital                                   --                   --               (0.00)##
Total dividends and distributions                           (0.55)              (0.52)             (0.56)
Net asset value, end of year                                $9.86               $9.90              $9.39
Total return++                                               5.16%              11.37%              2.92%
==============================================================================================================
Ratios to average net assets/ supplemental data:
Net assets, end of year (in 000's)                        $19,167              $8,509              $9,852
Ratio of operating expenses to average net assets        0.98%(a)           1.10%(a)(b)            1.05%
Ratio of net investment income to average net assets       5.45%                5.38%               6.03%
Portfolio turnover rate                                    600%                 303%               468%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.09%(a)             1.24%(a)             1.19%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Government Securities
Fund                                                  For a Share outstanding throughout each year

                                                          Year ended       Year ended
Investor B Shares                                          03/31/01         03/31/00
Operating performance:
Net asset value, beginning of year                           $9.38           $9.86
Net investment income                                         0.50            0.49
Net realized and unrealized gain/(loss) on
 investments                                                  0.49           (0.48)
Net increase/(decrease) in net asset value from
 operations                                                   0.99            0.01
Distributions:
Dividends from net investment income                         (0.50)          (0.49)
Distributions from capital                                     --              --
Total dividends and distributions                            (0.50)          (0.49)
Net asset value, end of year                                 $9.87           $9.38
Total return++                                               10.86%           0.22%
===================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                          $27,544         $26,988
Ratio of operating expenses to average net assets          1.75%(a)        1.72%(b)
Ratio of net investment income to average net assets         5.21%           5.23%
Portfolio turnover rate                                      183%             348%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              1.86%(a)         1.90%



                                                     Year ended        Year ended         Year ended
Investor B Shares                                     03/31/99#         03/31/98           03/31/97#
Operating performance:
Net asset value, beginning of year                     $9.90             $9.39                $9.67
Net investment income                                   0.49              0.47                 0.54
Net realized and unrealized gain/(loss) on
 investments                                           (0.04)             0.51                (0.30)
Net increase/(decrease) in net asset value from
 operations                                             0.45              0.98                 0.24
Distributions:
Dividends from net investment income                   (0.49)            (0.47)               (0.52)
Distributions from capital                               --                --                 (0.00)##
Total dividends and distributions                      (0.49)            (0.47)               (0.52)
Net asset value, end of year                           $9.86             $9.90                $9.39
Total return++                                          4.53%            10.78%                2.51%
==========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                     $30,109           $32,391             $38,807
Ratio of operating expenses to average net assets     1.58%(a)        1.63%(a)(b)             1.45%
Ratio of net investment income to average net assets    4.85%             4.85%                5.63%
Portfolio turnover rate                                600%               303%                 468%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.84%(a)         1.77%(a)               1.59%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Government Securities
Fund                       For a Share outstanding throughout each year

                                                     Year ended       Year ended
Investor C Shares                                     03/31/01         03/31/00
Operating performance:
Net asset value, beginning of year                     $9.34           $9.86
Net investment income                                   0.52            0.49
Net realized and unrealized gain/(loss) on
 investments                                            0.48           (0.52)
Net increase/(decrease) in net asset value from
 operations                                             1.00           (0.03)
Distributions:
Dividends from net investment income                   (0.50)          (0.49)
Distributions from capital                               --              --
Total dividends and distributions                      (0.50)          (0.49)
Net asset value, end of year                           $9.84           $9.34
Total return++                                         11.03%          (0.22)%
======================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                     $1,213           $238
Ratio of operating expenses to average net assets    1.75%(a)         1.78%(b)
Ratio of net investment income to average net assets    5.21%           5.17%
Portfolio turnover rate                                183%            348%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.86%(a)          1.90%



                                                     Year ended       Year ended         Year ended
Investor C Shares                                     03/31/99#        03/31/98           03/31/97#
Operating performance:
Net asset value, beginning of year                     $9.90             $9.39              $9.67
Net investment income                                   0.49              0.48               0.55
Net realized and unrealized gain/(loss) on
 investments                                           (0.04)             0.51              (0.30)
Net increase/(decrease) in net asset value from
 operations                                             0.45              0.99               0.25
Distributions:
Dividends from net investment income                   (0.49)            (0.48)             (0.53)
Distributions from capital                               --                --               (0.00)##
Total dividends and distributions                      (0.49)            (0.48)             (0.53)
Net asset value, end of year                           $9.86             $9.90              $9.39
Total return++                                          4.52%            10.84%              2.67%
========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                      $213              $735              $1,835
Ratio of operating expenses to average net assets    1.59%(a)         1.58%(a)(b)           1.30%
Ratio of net investment income to average net assets    4.84%             4.90%              5.78%
Portfolio turnover rate                                600%              303%                468%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.84%(a)          1.72%(a)             1.44%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.




Nations Intermediate Bond Fund                        For a Share outstanding throughout each period

                                                      Year ended  Period ended  Period ended  Year ended  Year ended  Year ended
Investor A Shares*,***                                03/31/01#     03/31/00      05/14/99     02/28/99    02/28/98   02/28/97**
Operating performance:
Net asset value, beginning of period                   $9.15         $9.50        $9.52         $9.69      $9.54        $9.75
Net investment income                                   0.56          0.46         0.10          0.50       0.49         0.52
Net realized and unrealized gain/(loss) on
 investments                                            0.40         (0.34)       (0.04)        (0.03)      0.20        (0.15)
Net increase in net asset value from operations         0.96          0.12         0.06          0.47       0.69         0.37
Distributions:
Dividends from net investment income                   (0.56)        (0.47)       (0.08)        (0.53)     (0.51)       (0.52)
Distributions from net realized capital gains            --            --           --          (0.11)     (0.03)       (0.06)
Total dividends and distributions                      (0.56)        (0.47)       (0.08)        (0.64)     (0.54)       (0.58)
Net asset value, end of period                         $9.55         $9.15        $9.50          $9.52     $9.69        $9.54
Total return++                                         10.88%         1.34%        0.66%          4.89%     7.40%        3.92%
====================================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $62,617       $45,207      $61,412        $63,404   $41,875      $22,937
Ratio of operating expenses to average net assets     1.03%        1.06%+        1.09%+         0.90%      0.90%       0.75%
Ratio of net investment income to average net
 assets                                                6.06%        5.83%+        4.90%+         5.14%      5.50%       5.45%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.06%        1.30%+        1.12%+         0.90%      1.21%       2.26%

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund A Shares, which were reorganized into the Intermediate Bond Investor A Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC
                           ** As of July 22, 1996 the Fund designated the existing series of shares as "A" shares.
                           *** Seafirst Shares converted into Investor A Shares on June 23, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Intermediate Bond Fund                        For a Share outstanding throughout each period

                                                      Year ended    Period ended
Investor B Shares                                      03/31/01#      03/31/00*
Operating performance:
Net asset value, beginning of period                      $9.13        $9.52
Net investment income                                      0.47         0.22
Net realized and unrealized gain/(loss) on
 investments                                               0.42        (0.36)
Net increase/(decrease) in net asset value from
 operations                                                0.89        (0.14)
Distributions:
Dividends from net investment income                      (0.51)       (0.25)
Total dividends and distributions                         (0.51)       (0.25)
Net asset value, end of period                            $9.51        $9.13
Total return ++                                            9.99%        1.33%
========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $1,290         $256
Ratio of operating expenses to average net assets          1.78%        1.81%+
Ratio of net investment income to average net assets       5.31%        5.08%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.81%        2.05%+

                           * Intermediate Bond Fund Investor B Shares commenced operations on October 20, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.




Nations Intermediate Bond Fund For a Share outstanding throughout each period

                                                  Year ended  Period ended
Investor C Shares*                                 03/31/01#     03/31/00
Operating performance:
Net asset value, beginning of period                 $9.32     $9.56
Net investment income                                 0.47      0.34
Net realized and unrealized gain/(loss) on
 investments                                          1.09     (0.23)
Net increase in net asset value from operations       1.56      0.11
Distributions:
Dividends from net investment income                 (0.41)    (0.35)
Distributions from net realized capital gains         --         --
Total dividends and distributions                    (0.41)    (0.35)
Net asset value, end of period                      $10.47     $9.32
Total return++                                       17.06%     1.18%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $797        $15
Ratio of operating expenses to average net assets    1.78%      1.81%+
Ratio of net investment income to average net
 assets                                              5.31%      5.08%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements       1.81%      2.05%+



                                                  Period ended  Year ended  Year ended  Period ended
Investor C Shares*                                  05/14/99     02/28/99    02/28/98    02/28/97**
Operating performance:
Net asset value, beginning of period                 $9.59         $9.72      $9.54       $9.53
Net investment income                                 0.09         0.46        0.44        0.31
Net realized and unrealized gain/(loss) on
 investments                                         (0.04)         --         0.19        0.07
Net increase in net asset value from operations       0.05         0.46        0.63        0.38
Distributions:
Dividends from net investment income                 (0.08)        (0.48)      (0.42)     (0.31)
Distributions from net realized capital gains          --          (0.11)      (0.03)     (0.06)
Total dividends and distributions                    (0.08)        (0.59)      (0.45)     (0.37)
Net asset value, end of period                       $9.56         $9.59       $9.72      $9.54
Total return++                                        0.47%         4.76%       6.80%      3.73%
=========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $469         $495        $513        $332
Ratio of operating expenses to average net assets     1.57%+        1.39%       1.39%      1.43%+
Ratio of net investment income to average net
 assets                                               4.42%+        4.67%       4.99%      5.41%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.84%+        1.65%       1.73%      2.71%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund K Shares, which were reorganized into the Intermediate Bond Investor C Shares, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Intermediate Bond Fund, Investor C Shares commenced operations on November 20, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Bond Fund          For a Share outstanding throughout each year

                                                   Year ended     Year ended
Investor A Shares                                   03/31/01       03/31/00
Operating performance:
Net asset value, beginning of year                  $9.37            $9.93
Net investment income                                0.60             0.57
Net realized and unrealized gain/(loss) on
 investments                                         0.41            (0.52)
Net increase/(decrease) in net asset value from
 operations                                          1.01             0.05
Distributions:
Dividends from net investment income                (0.60)           (0.57)
Distributions from net realized capital gains       (0.00)           (0.04)
Distributions from capital                          (0.00)             --
Total dividends and distributions                   (0.60)           (0.61)
Net asset value, end of year                        $9.78            $9.37
Total return++                                      11.11%            0.74%
=================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                  $27,220          $23,420
Ratio of operating expenses to average net assets   0.92%(a)          0.90%
Ratio of net investment income to average net
 assets                                              6.28%            5.97%
Portfolio turnover rate                               120%             63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      0.92%(a)          0.94%



                                                  Year ended          Year ended          Year ended
Investor A Shares                                  03/31/99            03/31/98            03/31/97#
Operating performance:
Net asset value, beginning of year                  $10.03              $9.62               $9.93
Net investment income                                 0.57               0.56                0.56
Net realized and unrealized gain/(loss) on
 investments                                        (0.04)               0.41               (0.20)
Net increase/(decrease) in net asset value from
 operations                                          0.53                0.97                0.36
Distributions:
Dividends from net investment income                (0.57)             (0.56)               (0.56)
Distributions from net realized capital gains       (0.06)               --                 (0.11)
Distributions from capital                            --                --                (0.00)##
Total dividends and distributions                   (0.63)             (0.56)               (0.67)
Net asset value, end of year                        $9.93             $10.03                $9.62
Total return++                                       5.40%             10.30%                3.70%
=======================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                  $32,119           $26,054              $6,345
Ratio of operating expenses to average net assets   0.88%(a)        0.92%(a)(b)           0.91%(a)
Ratio of net investment income to average net
 assets                                               5.66%             5.66%              5.78%
Portfolio turnover rate                               107%              244%                368%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements      1.03%(a)          1.03%(a)            1.01%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.




Nations Bond Fund          For a Share outstanding throughout each year

                                                      Year ended     Year ended
Investor B Shares                                      03/31/01       03/31/00
Operating performance:
Net asset value, beginning of year                      $9.37           $9.93
Net investment income                                    0.52            0.50
Net realized and unrealized gain/(loss) on
 investments                                             0.41           (0.52)
Net increase/(decrease) in net asset value from
 operations                                              0.93           (0.02)
Distributions:
Dividends from net investment income                    (0.52)          (0.50)
Distributions from net realized capital gains           (0.00)          (0.04)
Distributions from capital                              (0.00)            --
Total dividends and distributions                       (0.52)          (0.54)
Net asset value, end of year                            $9.78           $9.37
Total return++                                          10.29%           0.05%
========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                      $6,994           $5,637
Ratio of operating expenses to average net assets        1.67%(a)          1.59%
Ratio of net investment income to average net assets     5.53%             5.28%
Portfolio turnover rate                                   120%               63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.67%(a)          1.69%



                                                       Year ended          Year ended          Year ended
Investor B Shares                                       03/31/99            03/31/98            03/31/97#
Operating performance:
Net asset value, beginning of year                      $10.03               $9.62               $9.93
Net investment income                                     0.51                0.51                0.52
Net realized and unrealized gain/(loss) on
 investments                                             (0.04)               0.41               (0.20)
Net increase/(decrease) in net asset value from
 operations                                               0.47                0.92                0.32
Distributions:
Dividends from net investment income                     (0.51)              (0.51)              (0.52)
Distributions from net realized capital gains            (0.06)                --                (0.11)
Distributions from capital                                 --                  --                (0.00)##
Total dividends and distributions                        (0.57)              (0.51)              (0.63)
Net asset value, end of year                             $9.93              $10.03               $9.62
Total return++                                            4.76%               9.73%               3.23%
==============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                      $5,440            $2,662                $2,109
Ratio of operating expenses to average net assets        1.48%(a)          1.47%(a)(b)            1.36%(a)
Ratio of net investment income to average net assets     5.06%             5.11%                  5.33%
Portfolio turnover rate                                   107%              244%                   368%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.78%(a)          1.58%(a)              1.46%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Bond Fund          For a Share outstanding throughout each year

                                                      Year ended     Year ended
Investor C Shares                                      03/31/01       03/31/00
Operating performance:
Net asset value, beginning of year                      $9.37            $9.93
Net investment income                                    0.52             0.48
Net realized and unrealized gain/(loss) on
 investments                                             0.41            (0.52)
Net increase/(decrease) in net asset value from
 operations                                              0.93            (0.04)
Distributions:
Dividends from net investment income                    (0.52)           (0.48)
Distributions from net realized capital gains           (0.00)           (0.04)
Distributions from capital                              (0.00)              --
Total dividends and distributions                       (0.52)           (0.52)
Net asset value, end of year                            $9.78            $9.37
Total return++                                          10.28%           (0.24)%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                      $1,321            $934
Ratio of operating expenses to average net assets        1.67%(a)         1.67%
Ratio of net investment income to average net assets     5.53%            5.20%
Portfolio turnover rate                                   120%              63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.67%(a)         1.69%



                                                      Year ended          Year ended          Year ended
Investor C Shares                                      03/31/99            03/31/98            03/31/97#
Operating performance:
Net asset value, beginning of year                      $10.03              $9.62                $9.93
Net investment income                                     0.51               0.52                 0.53
Net realized and unrealized gain/(loss) on
 investments                                             (0.04)              0.41                (0.20)
Net increase/(decrease) in net asset value from
 operations                                               0.47               0.93                 0.33
Distributions:
Dividends from net investment income                     (0.51)             (0.52)               (0.53)
Distributions from net realized capital gains            (0.06)               --                 (0.11)
Distributions from capital                                 --                 --                 (0.00)##
Total dividends and distributions                        (0.57)             (0.52)               (0.64)
Net asset value, end of year                             $9.93             $10.03                $9.62
Total return++                                            4.90%              9.87%                3.38%
==============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                      $1,137              $943                $1,068
Ratio of operating expenses to average net assets        1.40%(a)           1.42%(a)(b)          1.21%(a)
Ratio of net investment income to average net assets     5.14%              5.16%                5.48%
Portfolio turnover rate                                   107%              244%                 368%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.78%(a)           1.53%(a)             1.31%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Strategic Income Fund                         For a Share outstanding throughout each year


                                                        Year ended    Year ended
Investor A Shares                                       03/31/01#      03/31/00
Operating performance:
Net asset value, beginning of year                        $9.52        $10.31
Net investment income                                      0.63          0.65
Net realized and unrealized gain/(loss) on
 investments                                               0.36         (0.79)
Net increase/(decrease) in net asset value from
 operations                                                0.99         (0.14)
Distributions:
Dividends from net investment income                      (0.63)        (0.65)
Distributions from net realized capital gains               --          (0.00)##
Total dividends and distributions                         (0.63)        (0.65)
Net asset value, end of year                              $9.88         $9.52
Total return++                                            10.80%        (1.30)%
=============================================================================================-=====
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                       $29,102     $30,870
Ratio of operating expenses to average net assets          0.97%       0.96%(a)
Ratio of net investment income to average net assets       6.51%       6.55%
Portfolio turnover rate                                     238%        107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.09%       1.15%(a)

                                                     Year ended       Year ended       Year ended
Investor A Shares                                     03/31/99#        03/31/98         03/31/97#
Operating performance:
Net asset value, beginning of year                     $10.55          $10.11            $10.42
Net investment income                                    0.63            0.63              0.66
Net realized and unrealized gain/(loss) on
 investments                                            (0.14)           0.44             (0.18)
Net increase/(decrease) in net asset value from
 operations                                              0.49            1.07              0.48
Distributions:
Dividends from net investment income                    (0.63)          (0.63)            (0.66)
Distributions from net realized capital gains           (0.10)             --             (0.13)
Total dividends and distributions                       (0.73)          (0.63)            (0.79)
Net asset value, end of year                           $10.31          $10.55            $10.11
Total return++                                           4.74%          10.80%             4.71%
===================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                     $12,954         $11,946          $11,662
Ratio of operating expenses to average net assets        0.95%(a)        0.98%(a)         1.00%(a)
Ratio of net investment income to average net assets     6.02%           6.02%            6.48%
Portfolio turnover rate                                    94%            203%             278%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.05%(a)        1.08%(a)         1.10%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Strategic Income Fund                  For a Share outstanding throughout each year

                                                        Year ended    Year ended
Investor B Shares                                       03/31/01#      03/31/00
Operating performance:
Net asset value, beginning of year                      $ 9.52        $ 10.31
Net investment income                                     0.56           0.59
Net realized and unrealized gain/(loss) on
 investments                                              0.37          (0.79)
Net increase/(decrease) in net asset value fro
 operations                                               0.93          (0.20)
Distributions:
Dividends from net investment income                     (0.56)         (0.59)
Distributions from net realized capital gains               --          (0.00)##
Total dividends and distributions                        (0.56)         (0.59)
Net asset value, end of year                            $ 9.89        $  9.52
Total return++                                           10.08%         (1.98)%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                      $50,251        $55,946
Ratio of operating expenses to average net assets          1.72%        1.65%(a)
Ratio of net investment income to average net assets       5.76%        5.86%
Portfolio turnover rate                                     238%         107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.84%        1.90%(a)

                                                          Year ended       Year ended      Year ended
Investor B Shares                                          03/31/99#        03/31/98        03/31/97#
Operating performance:
Net asset value, beginning of year                        $ 10.55          $ 10.11          $ 10.42
Net investment income                                        0.57             0.57             0.61
Net realized and unrealized gain/(loss) on
 investments                                                (0.14)            0.44            (0.18)
Net increase/(decrease) in net asset value from
 operations                                                  0.43             1.01             0.43
Distributions:
Dividends from net investment income                        (0.57)           (0.57)           (0.61)
Distributions from net realized capital gains               (0.10)             --             (0.13)
Total dividends and distributions                           (0.67)          ( 0.57)           (0.74)
Net asset value, end of year                              $ 10.31          $ 10.55          $ 10.11
Total return++                                               4.11%           10.18%            4.18%
===================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                        $67,651          $65,248          $70,631
Ratio of operating expenses to average net assets            1.55%(a)         1.55%(a)         1.50%(a)
Ratio of net investment income to average net assets         5.42%            5.45%            5.98%
Portfolio turnover rate                                        94%             203%             278%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               1.80%(a)         1.65%(a)         1.60%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Strategic Income Fund                For a Share outstanding throughout each year

                                                      Year ended    Year ended
Investor C Shares                                     03/31/01#      03/31/00
Operating performance:
Net asset value, beginning of year                     $ 9.52        $ 10.31
Net investment income                                    0.56           0.58
Net realized and unrealized gain/(loss) on
 investments                                             0.36          (0.79)
Net increase/(decrease) in net asset value from
 operations                                              0.92          (0.21)
Distributions:
Dividends from net investment income                    (0.56)         (0.58)
Distributions from net realized capital gains              --          (0.00)##
Total dividends and distributions                       (0.56)         (0.58)
Net asset value, end of year                           $ 9.88        $  9.52
Total return++                                           9.98%         (2.04)%
=============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                     $1,527         $1,202
Ratio of operating expenses to average net assets        1.72%          1.71%(a)
Ratio of net investment income to average net
 assets                                                  5.76%          5.80%
Portfolio turnover rate                                   238%           107%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.84%          1.90%(a)

                                                        Year ended       Year ended       Year ended
Investor C Shares                                        03/31/99#        03/31/98         03/31/97#
Operating performance:
Net asset value, beginning of year                       $ 10.55          $ 10.11          $ 10.42
Net investment income                                       0.57             0.58             0.63
Net realized and unrealized gain/(loss) on
 investments                                               (0.14)            0.44            (0.18)
Net increase/(decrease) in net asset value from
 operations                                                 0.43             1.02             0.45
Distributions:
Dividends from net investment income                       (0.57)           (0.58)           (0.63)
Distributions from net realized capital gains              (0.10)             --             (0.13)
Total dividends and distributions                          (0.67)          ( 0.58)           (0.76)
Net asset value, end of year                             $ 10.31          $ 10.55           $ 10.11
Total return++                                              4.09%           10.27%             4.44%
===================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                         $1,474          $2,090            $3,343
Ratio of operating expenses to average net assets            1.56%(a)        1.46%(a)          1.25%(a)
Ratio of net investment income to average net
 assets                                                      5.41%           5.54%             6.23%
Portfolio turnover rate                                        94%            203%              278%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               1.80%(a)        1.56%(a)          1.35%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations High Yield Bond Fund      For a Share outstanding throughout each period

                                                      Year ended    Period ended
Investor A Shares                                     03/31/01#      03/31/00*#
Operating performance:
Net asset value, beginning of period                  $ 9.88         $ 10.00
Net investment income                                   0.96            0.08
Net realized and unrealized gain/(loss) on
 investments                                           (0.58)          (0.12)
Net increase/(decrease) in net asset value from
 operations                                             0.38           (0.04)
Distributions:
Dividends from net investment income                   (0.99)          (0.08)
Distributions in excess of net investment income       (0.05)             --
Total dividends and distributions                      (1.04)          (0.08)
Net asset value, end of period                        $ 9.22         $  9.88
Total return++                                          3.99%          (0.33)%
===============================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $8,344          $  371
Ratio of operating expenses to average net
 assets                                                 1.18%           1.18%+
Ratio of net investment income to average net
 assets                                                10.72%           6.78%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                         1.70%           12.91%+

                           * High Yield Bond Fund Investor A Shares commenced operations on February 14, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations High Yield Bond Fund      For a Share outstanding throughout each period

                                                      Year ended    Period ended
Investor B Shares                                     03/31/01#      03/31/00*#
Operating performance:
Net asset value, beginning of period                  $ 9.88          $ 10.00
Net investment income                                   0.92             0.07
Net realized and unrealized gain/(loss) on
 investments                                           (0.62)           (0.12)
Net increase/(decrease) in net asset value from
 operations                                             0.30            (0.05)
Distributions:
Dividends from net investment income                   (0.93)           (0.07)
Distributions in excess of net investment income       (0.04)              --
Total dividends and distributions                      (0.97)           (0.07)
Net asset value, end of period                        $ 9.21          $  9.88
Total return++                                          3.29%           (0.47)%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $22,106           $3,426
Ratio of operating expenses to average net
 assets                                                 1.93%            1.93%+
Ratio of net investment income to average net
 assets                                                 9.97%            6.03%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                         2.45%           13.66%+

                           * High Yield Bond Fund Investor B Shares commenced operations on February 17, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations High Yield Bond Fund For a Share outstanding throughout each period

                                                      Year ended    Period ended
Investor C Shares                                     03/31/01#      03/31/00*#
Operating performance:
Net asset value, beginning of period                   $ 9.87        $ 10.02
Net investment income                                    0.90           0.04
Net realized and unrealized gain/(loss) on
 investments                                            (0.61)         (0.12)
Net increase/(decrease) in net asset value from
 operations                                              0.29          (0.08)
Distributions:
Dividends from net investment income                    (0.93)         (0.07)
Distributions in excess of net investment income        (0.04)           --
Total dividends and distributions                       (0.97)         (0.07)
Net asset value, end of period                         $ 9.19        $  9.87
Total return++                                          3.20%          (0.76)%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $1,891          $   59
Ratio of operating expenses to average net
 assets                                                 1.93%           1.93%+
Ratio of net investment income to average net
 assets                                                 9.97%           6.03%+
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                         2.45%          13.66%+

                           * High Yield Bond Fund Investor C Shares commenced operations on March 8, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.


Nations Short-Term Municipal
Income Fund                         For a Share outstanding throughout each year

                                                     Year ended       Year ended
Investor A Shares                                     03/31/01#        03/31/00#
Operating performance:
Net asset value, beginning of year                    $  9.94          $ 10.10
Net investment income                                    0.41             0.39
Net realized and unrealized gain/(loss) on
 investments                                             0.21            (0.16)
Net increase in net asset value from operations          0.62             0.23
Distributions:
Dividends from net investment income                    (0.42)           (0.39)
Total dividends and distributions                       (0.42)           (0.39)
Net asset value, end of year                          $ 10.14          $  9.94
Total return++                                           6.34%            2.35%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $23,613          $22,415
Ratio of operating expenses to average net assets        0.65%(a)         0.63%(a)
Ratio of net investment income to average net
 assets                                                  4.16%            3.93%
Portfolio turnover rate                                    38%              90%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.91%            1.02%

                                                   Year ended       Year ended      Year ended
Investor A Shares                                   03/31/99#        03/31/98        03/31/97
Operating performance:
Net asset value, beginning of year                  $ 10.05          $  9.95          $ 9.98
Net investment income                                  0.39             0.40            0.42
Net realized and unrealized gain/(loss) on
 investments                                           0.05             0.10           (0.03)
Net increase in net asset value from operations        0.44             0.50            0.39
Distributions:
Dividends from net investment income                  (0.39)           (0.40)          (0.42)
Total dividends and distributions                     (0.39)           (0.40)          (0.42)
Net asset value, end of year                        $ 10.10          $ 10.05          $ 9.95
Total return++                                         4.50%            5.12%           3.96%
=============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                  $35,805          $23,580          $8,417
Ratio of operating expenses to average net assets      0.60%(a)         0.60%(a)        0.60%(a)
Ratio of net investment income to average net
 assets                                                3.91%            3.97%           4.16%
Portfolio turnover rate                                  53%              94%             80%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.05%            0.97%           1.04%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average share method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Short-Term Municipal
Income Fund                         For a Share outstanding throughout each year


                                                    Year ended       Year ended
Investor B Shares                                   03/31/01#        03/31/00#
Operating performance:
Net asset value, beginning of year                  $  9.94          $ 10.10
Net investment income                                  0.34             0.36
Net realized and unrealized gain/(loss) on
 investments                                           0.20            (0.16)
Net increase/(decrease) in net asset value from
 operations                                            0.54             0.20
Distributions:
Dividends from net investment income                  (0.34)           (0.36)
Total dividends and distributions                     (0.34)           (0.36)
Net asset value, end of year                        $ 10.14          $  9.94
Total return++                                         5.56%            1.99%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $3,463           $7,030
Ratio of operating expenses to average net assets      1.40%(a)         0.94%(a)
Ratio of net investment income to average net
 assets                                                3.41%            3.62%
Portfolio turnover rate                                  38%              90%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimburements          1.66%            1.77%

                                                   Year ended       Year ended       Year ended
Investor B Shares                                   03/31/99#        03/31/98         03/31/97
Operating performance:
Net asset value, beginning of year                  $ 10.05          $  9.95          $ 9.98
Net investment income                                  0.38             0.39            0.40
Net realized and unrealized gain/(loss) on
 investments                                           0.05             0.10           (0.03)
Net increase/(decrease) in net asset value from
 operations                                            0.43             0.49            0.37
Distributions:
Dividends from net investment income                  (0.38)           (0.39)          (0.40)
Total dividends and distributions                     (0.38)           (0.39)          (0.40)
Net asset value, end of year                        $ 10.10          $ 10.05          $ 9.95
Total return++                                         4.34%            4.96%           3.78%
=============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                  $13,931          $13,753          $10,655
Ratio of operating expenses to average net assets      0.75%(a)         0.75%(a)         0.75%(a)
Ratio of net investment income to average net
 assets                                                3.76%            3.82%            4.01%
Portfolio turnover rate                                  53%              94%              80%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimburements          1.80%            1.12%           1.19%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           # Per share net investment income has been calculated using the monthly average share method.


Nations Short-Term Municipal
Income Fund                                For a Share outstanding throughout each year

                                                   Year ended       Year ended
Investor C Shares                                   03/31/01#        03/31/00#
Operating performance:
Net asset value, beginning of year                  $  9.94          $ 10.10
Net investment income                                  0.34             0.32
Net realized and unrealized gain/(loss) on
 investments                                           0.20            (0.16)
Net increase in net asset value from operations        0.54             0.16
Distributions:
Dividends from net investment income                  (0.34)           (0.32)
Total dividends and distributions                     (0.34)           (0.32)
Net asset value, end of year                        $ 10.14          $  9.94
Total return++                                        5.55%             1.57%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                  $1,417            $1,616
Ratio of operating expenses to average net assets     1.40%(a)          1.40%(a)
Ratio of net investment income to average net
 assets                                               3.41%             3.16%
Portfolio turnover rate                                 38%               90%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.66%             1.77%

                                                   Year ended       Year ended      Year ended
Investor C Shares                                   03/31/99#        03/31/98        03/31/97
Operating performance:
Net asset value, beginning of year                  $ 10.05          $  9.95          $ 9.98
Net investment income                                  0.40             0.39            0.40
Net realized and unrealized gain/(loss) on
 investments                                           0.02             0.10           (0.03)
Net increase in net asset value from operations        0.42             0.49            0.37
Distributions:
Dividends from net investment income                  (0.37)           (0.39)          (0.40)
Total dividends and distributions                     (0.37)           (0.39)          (0.40)
Net asset value, end of year                        $ 10.10          $ 10.05          $ 9.95
Total return++                                         4.29%            4.99%           3.79%
=============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $2,583           $1,388          $1,080
Ratio of operating expenses to average net assets      0.83%(a)         0.75%(a)        0.75%(a)
Ratio of net investment income to average net
 assets                                                3.68%            3.82%           4.01%
Portfolio turnover rate                                  53%              94%             80%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.80%            1.12%           1.19%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           # Per share net investment income has been calculated using the monthly average share method.

Nations Intermediate Municipal
Bond Fund                                  For a Share outstanding throughout each year

                                                    Year ended       Year ended
Investor A Shares                                    03/31/01         03/31/00#
Operating performance:
Net asset value, beginning of year                   $  9.78          $ 10.30
Net investment income                                  0.46             0.45
Net realized and unrealized gain/(loss) on
 investments                                           0.36           (0.50)
Net increase/(decrease) in net asset value from
 operations                                            0.82           (0.05)
Distributions:
Dividends from net investment income                  (0.45)          (0.45)
Distributions from net realized capital gains           --            (0.02)
Total dividends and distributions                     (0.45)          (0.47)
Net asset value, end of year                        $ 10.15         $  9.78
Total return++                                         8.54%          (0.49)%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $20,728        $19,782
Ratio of operating expenses to average net assets      0.75%(a)        0.73%(a)
Ratio of net investment income to average net
 assets                                                4.48%           4.52%
Portfolio turnover rate                                  17%             30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         0.93%           0.95%

                                                    Year ended       Year ended      Year ended
Investor A Shares                                    03/31/99         03/31/98        03/31/97
Operating performance:
Net asset value, beginning of year                   $ 10.30          $ 10.01          $ 10.03
Net investment income                                   0.45             0.46             0.46
Net realized and unrealized gain/(loss) on
 investments                                            0.07             0.33           (0.02)
Net increase/(decrease) in net asset value from
 operations                                             0.52             0.79             0.44
Distributions:
Dividends from net investment income                   (0.45)           (0.46)           (0.46)
Distributions from net realized capital gains          (0.07)           (0.04)             --
Total dividends and distributions                      (0.52)           (0.50)           (0.46)
Net asset value, end of year                         $ 10.30          $ 10.30          $ 10.01
Total return++                                          5.12%            7.99%            4.42%
==============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $16,149           $6,487           $2,067
Ratio of operating expenses to average net assets       0.70%(a)         0.70%(a)         0.70%(a)
Ratio of net investment income to average net
 assets                                                 4.35%            4.45%            4.54%
Portfolio turnover rate                                   40%              47%              21%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          0.93%            0.94%            1.01%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Intermediate Municipal
Bond Fund                                  For a Share outstanding throughout each year

                                                    Year ended       Year ended
Investor B Shares                                    03/31/01         03/31/00#
Operating performance:
Net asset value, beginning of year                  $  9.78          $ 10.30
Net investment income                                  0.37             0.38
Net realized and unrealized gain/(loss) on
 investments                                           0.37           (0.50)
Net increase/(decrease) in net asset value from
 operations                                            0.74           (0.12)
Distributions:
Dividends from net investment income                  (0.37)          (0.38)
Distributions from net realized capital gains           --            (0.02)
Total dividends and distributions                     (0.37)          (0.40)
Net asset value, end of year                        $ 10.15         $  9.78
Total return++                                         7.74%          (1.18)%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $2,563          $2,733
Ratio of operating expenses to average net assets      1.50%(a)        1.42%(a)
Ratio of net investment income to average net
 assets                                                3.73%           3.83%
Portfolio turnover rate                                  17%             30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.68%           1.70%

                                                     Year ended       Year ended      Year ended
Investor B Shares                                     03/31/99         03/31/98        03/31/97
Operating performance:
Net asset value, beginning of year                   $ 10.30          $ 10.01          $ 10.03
Net investment income                                   0.39             0.41             0.43
Net realized and unrealized gain/(loss) on
 investments                                            0.07             0.33            (0.02)
Net increase/(decrease) in net asset value from
 operations                                             0.46             0.74             0.41
Distributions:
Dividends from net investment income                   (0.39)           (0.41)           (0.43)
Distributions from net realized capital gains          (0.07)           (0.04)             --
Total dividends and distributions                      (0.46)           (0.45)           (0.43)
Net asset value, end of year                         $ 10.30          $ 10.30          $ 10.01
Total return++                                          4.49%            7.50%            4.12%
==============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $2,556           $2,023           $1,481
Ratio of operating expenses to average net assets       1.30%(a)         1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                                 3.75%            3.95%            4.24%
Portfolio turnover rate                                   40%              47%              21%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.68%            1.44%            1.31%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Intermediate Municipal
Bond Fund                                   For a Share outstanding throughout each year

                                                    Year ended       Year ended
Investor C Shares                                   03/31/01         03/31/00#
Operating performance:
Net asset value, beginning of year                  $  9.78          $ 10.30
Net investment income                                  0.37             0.38
Net realized and unrealized gain/(loss) on
 investments                                           0.38            (0.50)
Net increase/(decrease) in net asset value from
 operations                                            0.75            (0.12)
Distributions:
Dividends from net investment income                  (0.37)           (0.38)
Distributions from net realized capital gains           --             (0.02)
Total dividends and distributions                     (0.37)           (0.40)
Net asset value, end of year                        $ 10.16          $  9.78
Total return++                                         7.84%           (1.19)%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $  528           $  539
Ratio of operating expenses to average net assets      1.50%(a)         1.50%(a)
Ratio of net investment income to average net
 assets                                                3.73%            3.75%
Portfolio turnover rate                                  17%              30%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.68%            1.70%

                                                   Year ended       Year ended       Year ended
Investor C Shares                                   03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of year                  $ 10.30          $ 10.01          $ 10.03
Net investment income                                  0.40             0.42             0.43
Net realized and unrealized gain/(loss) on
 investments                                           0.09             0.33            (0.02)
Net increase/(decrease) in net asset value from
 operations                                            0.49             0.75             0.41
Distributions:
Dividends from net investment income                  (0.42)           (0.42)           (0.43)
Distributions from net realized capital gains         (0.07)           (0.04)              --
Total dividends and distributions                     (0.49)           (0.46)           (0.43)
Net asset value, end of year                        $ 10.30          $ 10.30          $ 10.01
Total return++                                         4.80%            7.62%            4.11%
==============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $1,511           $1,590           $  756
Ratio of operating expenses to average net assets      1.21%(a)         1.20%(a)         1.00%(a)
Ratio of net investment income to average net
 assets                                                3.84%            3.95%            4.24%
Portfolio turnover rate                                  40%              47%              21%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.68%            1.44%            1.31%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Municipal Income Fund               For a Share outstanding throughout each year

                                                    Year ended       Year ended
Investor A Shares                                    03/31/01#        03/31/00#
Operating performance:
Net asset value, beginning of year                   $ 10.68          $ 11.48
Net investment income                                   0.53             0.52
Net realized and unrealized gain/(loss) on
 investments                                            0.46            (0.79)
Net increase/(decrease) in net asset value from
 operations                                             0.99            (0.27)
Distributions:
Dividends from net investment income                   (0.53)           (0.52)
Distributions from net realized capital gains             --            (0.01)
Total dividends and distributions                      (0.53)           (0.53)
Net asset value, end of year                         $ 11.14          $ 10.68
Total return++                                          9.55%           (2.28)%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $38,591          $35,937
Ratio of operating expenses to average net assets       0.83%(a)         0.83%(a)
Ratio of net investment income to average net
 assets                                                 4.90%            4.76%
Portfolio turnover rate                                   18%              36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.04%           1.07%

                                                    Year ended       Year ended       Year ended
Investor A Shares                                    03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of year                   $ 11.46          $ 10.89          $ 10.84
Net investment income                                   0.52             0.54             0.57
Net realized and unrealized gain/(loss) on
 investments                                            0.07             0.62             0.05
Net increase/(decrease) in net asset value from
 operations                                             0.59             1.16             0.62
Distributions:
Dividends from net investment income                   (0.52)           (0.54)           (0.57)
Distributions from net realized capital gains          (0.05)           (0.05)             --
Total dividends and distributions                      (0.57)           (0.59)           (0.57)
Net asset value, end of year                         $ 11.48          $ 11.46          $ 10.89
Total return++                                          5.21%           10.89%            5.82%
==============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $28,625          $19,226          $15,075
Ratio of operating expenses to average net assets       0.80%(a)         0.80%(a)         0.80%(a)
Ratio of net investment income to average net
 assets                                                 4.51%            4.77%            5.21%
Portfolio turnover rate                                   11%              38%              25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.05%            1.04%            1.11%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Municipal Income Fund                  For a Share outstanding throughout each year

                                                    Year ended       Year ended
Investor B Shares                                    03/31/01#        03/31/00#
Operating performance:
Net asset value, beginning of year                   $ 10.69          $ 11.48
Net investment income                                   0.45             0.44
Net realized and unrealized gain/(loss) on
 investments                                            0.44            (0.78)
Net increase/(decrease) in net asset value from
 operations                                             0.89            (0.34)
Distributions:
Dividends from net investment income                   (0.45)           (0.44)
Distributions from net realized capital gains             --            (0.01)
Total dividends and distributions                      (0.45)           (0.45)
Net asset value, end of year                         $ 11.13          $ 10.69
Total return++                                          8.62%           (2.99)%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $8,930           $8,795
Ratio of operating expenses to average net assets       1.60%(a)         1.53%(a)
Ratio of net investment income to average net
 assets                                                 4.13%            4.06%
Portfolio turnover rate                                   18%              36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.79%            1.82%

                                                    Year ended       Year ended       Year ended
Investor B Shares                                    03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of year                  $ 11.46          $ 10.89          $ 10.84
Net investment income                                  0.44             0.48             0.51
Net realized and unrealized gain/(loss) on
 investments                                          0.08              0.62             0.05
Net increase/(decrease) in net asset value from
 operations                                           0.52              1.10             0.56
Distributions:
Dividends from net investment income                 (0.45)            (0.48)           (0.51)
Distributions from net realized capital gains        (0.05)            (0.05)             --
Total dividends and distributions                    (0.50)            (0.53)           (0.51)
Net asset value, end of year                       $ 11.48           $ 11.46          $ 10.89
Total return++                                        4.53%            10.23%            5.24%
==============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                 $13,810           $15,383          $14,615
Ratio of operating expenses to average net assets     1.45%(a)          1.42%(a)         1.35%(a)
Ratio of net investment income to average net
 assets                                               3.86%             4.15%            4.66%
Portfolio turnover rate                                 11%               38%              25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.80%             1.66%            1.66%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Municipal Income Fund                 For a Share outstanding throughout each year

                                                     Year ended       Year ended
Investor C Shares                                     03/31/01#        03/31/00#
Operating performance:
Net asset value, beginning of year                    $ 10.69          $ 11.48
Net investment income                                    0.45             0.44
Net realized and unrealized gain/(loss) on
 investments                                             0.45           (0.78)
Net increase/(decrease) in net asset value from
 operations                                              0.90           (0.34)
Distributions:
Dividends from net investment income                    (0.45)          (0.44)
Distributions from net realized capital gains             --            (0.01)
Total dividends and distributions                       (0.45)          (0.45)
Net asset value, end of year                          $ 11.14         $ 10.69
Total return++                                           8.71%          (3.03)%
================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                     $1,318          $1,418
Ratio of operating expenses to average net assets        1.60%(a)        1.60%(a)
Ratio of net investment income to average net
 assets                                                  4.13%           3.99%
Portfolio turnover rate                                    18%             36%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.79%           1.82%

                                                   Year ended       Year ended       Year ended
Investor C Shares                                    03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of year                  $ 11.46          $ 10.89          $ 10.84
Net investment income                                  0.46             0.49             0.53
Net realized and unrealized gain/(loss) on
 investments                                           0.07             0.62             0.05
Net increase/(decrease) in net asset value from
 operations                                            0.53             1.11             0.58
Distributions:
Dividends from net investment income                  (0.46)           (0.49)           (0.53)
Distributions from net realized capital gains         (0.05)           (0.05)              --
Total dividends and distributions                     (0.51)           (0.54)           (0.53)
Net asset value, end of year                        $ 11.48          $ 11.46          $ 10.89
Total return++                                         4.64%           10.37%            5.50%
===============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $2,150           $2,444           $1,713
Ratio of operating expenses to average net assets      1.36%(a)         1.33%(a)         1.10%(a)
Ratio of net investment income to average net
 assets                                                3.95%            4.24%            4.91%
Portfolio turnover rate                                  11%              38%              25%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.80%            1.57%            1.41%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
                           # Per share net investment income has been calculated using the monthly average shares method.

[GRAPHIC]

             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.

[GRAPHIC]

         Terms used in this prospectus

 Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.

 Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.

 Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

 Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.

 Commercial paper - a short-term corporate obligation. Commercial paper is typically considered a money market instrument.

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

 Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.

 CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 CSFB Global High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

 Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.

 Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.

 Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.

 Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principle place of business, the source of its revenues or other factors.

 Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.

 Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.

 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

 Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.

 High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

 Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 Lehman 3-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of two to three years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Lehman 7-Year Municipal Bond Index - a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Lehman Government Bond Index - an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Lehman Intermediate Government Bond Index - an unmanaged index of U.S. government agency and U.S. Treasury securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Lehman Intermediate Government/Corporate Bond Index - an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of 1 to 10 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Lehman Municipal Bond Index - a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 Merrill Lynch 1-3 Year Treasury Index - an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.

 MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.

 Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.

 Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.

 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.

 Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

 Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

 Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.

 Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide low-risk returns and can allow a fund to remain fully invested.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 S&P/BARRA Value Index(1) - an unmanaged index of a subset of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 S&P MidCap 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 S&P SmallCap 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 S&P SuperComposite 1500(1) - an unmanaged index created by Standard & Poors combining the companies represented in three other indices -- the S&P 500, MidCap 400, and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

 Settlement date - the date on which an order is settled either by payment or delivery of securities.

 Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

(1)S&P and BARRA have not reviewed any stock included in the S&P SuperComposite 1500, S&P 500, S&P SmallCap 600, S&P MidCap 400 Index or BARRA Value Index for its investment merit. S&P and BARRA determine and calculate their indices independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indices to track stock market performance. S&P and BARRA make no guarantees about the indices, any data included in them and the suitability of the indices or their data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[GRAPHIC]

         Where to find more information

 You'll find more information about Nations Funds Stock, International/Global Stock, Index, Government & Corporate Bond and Municipal Bond Funds in the following documents:

        Annual and semi-annual reports
        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]

        Statement of Additional Information
        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.321.7854

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
Nations Fund Trust, 811-04305
Nations Reserves, 811-6030
Nations Fund, Inc., 811-04614
Nations Funds Trust, 811-09645

     COMBOPROIX-8/01                                       [NATIONS FUNDS LOGO]

[GRAPHIC]


Stock Funds
Prospectus -- Investor A, B and C Shares
August 1, 2001

Nations Convertible Securities Fund

Nations Asset Allocation Fund

Nations Equity Income Fund

Nations Classic Value Fund

Nations Value Fund

Nations Blue Chip Fund

Nations Strategic Growth Fund

Nations Marsico Growth & Income Fund

Nations Capital Growth Fund

Nations Aggressive Growth Fund

Nations Marsico Focused Equities Fund

Nations MidCap Growth Fund

Nations Marsico 21st Century Fund

Nations Small Company Fund

Nations Financial Services Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

------------------------
Not FDIC Insured
------------------------
May Lose Value
------------------------
No Bank Guarantee
------------------------

[NATIONS FUNDS]

An overview of the Funds
--------------------------------------------------------------------------------
[GRAPHIC]
             Terms used in this prospectus


             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

[GRAPHIC]
               You'll find Terms used in
               this prospectus on page 135.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about Nations Funds Stock Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 About the Funds
 Stock Funds invest primarily in equity securities of U.S. companies. Within the Stock Funds category is Nations Asset Allocation Fund. This Fund invests in a mix of equity and fixed income securities, as well as money market instruments.

 The Funds also have different risk/return characteristics because they invest in different kinds of securities.

 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk.

 Fixed income securities have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of fixed income securities.

 Money market instruments include short-term debt securities that are government issued or guaranteed or have relatively low risk. Over time, the return on these investments may be lower than the return on other kinds of investments.

 In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

 Choosing the right Funds for you
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock Funds focus on long-term growth. They may be suitable for you if:

  o you have longer-term investment goals

  o they're part of a balanced portfolio

  o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

 Nations Asset Allocation Fund invests in a mix of equity and fixed income securities, as well as money market instruments. It may be suitable for you if:

  o you're looking for both long-term growth and income

  o you want a diversified portfolio in a single mutual fund

It may not be suitable for you if:

  o you're not prepared to accept or are unable to bear the risks associated with equity and fixed income securities

  o you have short-term investment goals

  o you're looking for a regular stream of income

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 6.

 For more information
 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]
             Banc of America Advisors, LLC

             Banc of America Advisors, LLC (BA Advisors) is the investment adviser to each of the Funds. BA Advisors is responsible for the overall management and supervision of the investment management of each Fund. BA Advisors and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Funds.

[GRAPHIC]
               You'll find more about
               BA Advisors and the
               sub-advisers starting
               on page 82.


[GRAPHIC]
About the Funds

Nations Convertible Securities Fund                           6
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Asset Allocation Fund                                11
Sub-advisers: Banc of America Capital Management, LLC and Chicago Equity Partners, LLC
----------------------------------------------------------
Nations Equity Income Fund                                   17
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Classic Value Fund                                   22
Sub-adviser: Brandes Investment Partners, L.P.
----------------------------------------------------------
Nations Value Fund                                           26
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Blue Chip Fund                                       31
Sub-adviser: Chicago Equity Partners, LLC
----------------------------------------------------------
Nations Strategic Growth Fund                                36
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Marsico Growth & Income Fund                         40
Sub-adviser: Marsico Capital Management, LLC
----------------------------------------------------------
Nations Capital Growth Fund                                  45
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Aggressive Growth Fund                               50
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Marsico Focused Equities Fund                        56
Sub-adviser: Marsico Capital Management, LLC
----------------------------------------------------------
Nations MidCap Growth Fund                                   61
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Marsico 21st Century Fund                            66
Sub-adviser: Marsico Capital Management, LLC
----------------------------------------------------------
Nations Small Company Fund                                   70
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Nations Financial Services Fund                              76
Sub-adviser: Banc of America Capital Management, LLC
----------------------------------------------------------
Other important information                                  80
----------------------------------------------------------   --
How the Funds are managed                                    82

[GRAPHIC]
    About your investment


Information for investors
  Choosing a share class                                      90
    About Investor A Shares                                   91
      Front-end sales charge                                  91
      Contingent deferred sales charge                        92
    About Investor B Shares                                   92
      Contingent deferred sales charge                        92
    About Investor C Shares                                   94
      Contingent deferred sales charge                        94
    When you might not have to pay a sales charge             94
  Buying, selling and exchanging shares                       98
    How orders are processed                                 100
  How selling and servicing agents are paid                  106
  Distributions and taxes                                    108
----------------------------------------------------------------
Financial highlights                                         111
----------------------------------------------------------------
Terms used in this prospectus                                135
----------------------------------------------------------------
Where to find more information                        back cover

[GRAPHIC]
             About the sub-adviser

             Banc of America Capital Management, LLC (BACAP) is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 84.

[GRAPHIC]
             What are convertible securities?

             Convertible securities, which include convertible bonds and convertible preferred stocks, can be exchanged for common stock at a specified rate. The common stock it converts to is called the "underlying" common stock.

             Convertible securities typically:

               o have higher income potential than the underlying common stock

               o are affected less by changes in the stock market than the underlying common stock

               o have the potential to increase in value if the value of the underlying common stock increases

 Nations Convertible Securities Fund

[GRAPHIC]
        Investment objective
        The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in convertible securities mostly issued by U.S. issuers. The Fund may invest up to 15% of its assets in Eurodollar convertible securities.

 Most convertible securities are not investment grade. The team generally chooses convertible securities that are rated at least "B" by a nationally recognized statistical rating organization (NRSRO). The team may choose unrated securities if it believes they are of comparable quality at the time of investment.

 The Fund may invest directly in equity securities. The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team looks for opportunities to participate in the growth potential of the underlying common stocks, while earning income that is generally higher than the income these stocks earn.

 When identifying individual investments, the team evaluates a number of factors, including:

  o the issuer's financial strength and revenue outlook

  o earnings trends, including changes in earnings estimates

  o the security's conversion feature and other characteristics

 The team tries to limit conversion costs and generally sells securities when they take on the trading characteristics of the underlying common stock. The team also may convert securities to common shares when it believes it's appropriate to do so.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other
               important information
               and in the SAI.

[GRAPHIC]
        Risks and other things to consider
        Nations Convertible Securities Fund has the following risks:

        o Investment strategy risk - The team chooses convertible securities that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall. The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.


        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Fixed income securities with the lowest investment grade rating or that aren't investment grade are more speculative in nature than securities with higher ratings, and they tend to be more sensitive to credit risk, particularly during a downturn in the economy.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

38.24%   21.34%   22.71%   -5.85%   24.11%   19.45%   21.96%   6.58%   26.76%   14.86%
---------------------------------------------------------------------------------------
 1991     1992     1993     1994     1995     1996     1997    1998     1999     2000

              *Year-to-date return as of June 30, 2001: -5.31%


        Best and worst quarterly returns during this period


  Best: 1st quarter 1991:             17.59%
  Worst: 3rd quarter 1998:            -9.41%

[GRAPHIC]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the CSFB Convertible Securities Index, a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment.

                                                                                      Since
                                             1 year       5 years      10 years     inception*
        Investor A Shares                       8.23%       16.33%        17.75%       15.71%
        Investor B Shares                       9.62%          --            --        14.48%
        Investor C Shares                      13.22%          --            --        16.58%
        CSFB Convertible Securities Index      -7.83%       13.21%        14.72%       10.73%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are September 25, 1987, July 15, 1998 and October 21, 1996, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                  Investor A     Investor B     Investor C
        (Fees paid directly from your investment)           Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                    5.75%          none           none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                            none(1)       5.00%(2)        1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                      0.65%           0.65%        0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                       0.25%           1.00%        1.00%
        Other expenses                                       0.35%           0.35%        0.35%
                                                             -----          --------    --------
        Total annual Fund operating expenses                 1.25%           2.00%        2.00%
                                                             =====          ========    ========

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o   you reinvest all dividends and distributions in the Fund

           o   your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 year     3 years     5 years     10 years
  Investor A Shares                   $695       $949        $1,223      $2,002
  Investor B Shares                   $703       $927        $1,278      $2,134
  Investor C Shares                   $303       $627        $1,078      $2,327

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                                     1 year     3 years     5 years     10 years
  Investor B Shares                   $203       $627        $1,078      $2,134
  Investor C Shares                   $203       $627        $1,078      $2,327

[GRAPHIC]
             About the sub-advisers

             This Fund is managed by two sub-advisers: BACAP and Chicago Equity Partners, LLC (Chicago Equity). Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the equity portion of the Fund. BACAP's Fixed Income Management Team makes the day-to-day investment decisions for the fixed income and money market portions of the Fund.

[GRAPHIC]
               You'll find more about
               BACAP and Chicago
               Equity, starting on
               page 84.


 Nations Asset Allocation Fund


[GRAPHIC]
        Investment objective
        The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

[GRAPHIC]
        Principal investment strategies
        The Fund invests in a mix of equity and fixed income securities, as well as cash equivalents, including U.S. government obligations, commercial paper and other short-term, interest-bearing instruments.

 The equity securities the Fund invests in are primarily common stock of blue chip companies. These companies are well established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The fixed income securities the Fund invests in are primarily investment grade bonds and notes; however, the Fund may invest up to 10% of its total assets in high yield debt securities. The Fund normally invests at least 25% of its assets in senior securities. The Fund may also invest up to 35% of its assets in mortgage-backed and asset-backed securities.

 In the fixed income portion of its portfolio, the Fund may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity. In addition, the Fund may use futures, interest rate swaps, total return swaps, options, and other derivative instruments to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in an underlying asset.

[GRAPHIC]
             What is an asset
             allocation fund?

             This asset allocation fund invests in a mix of equity and fixed income securities, and cash equivalents.

             Each of these "asset classes" has different risk/return characteristics. The portfolio management team changes the mix based on its assessment of the expected risks and returns of each class.

             Asset allocation funds like this one can provide a diversified asset mix for you in a single investment.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses asset allocation as its principal investment approach. The team actively allocates assets among the three asset classes based on its assessment of the expected risks and returns of each class.

 For the equity portion of the Fund, the team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 2000 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:
    o changes in actual and expected earnings
    o unexpected changes in earnings
    o price-to-earnings ratio
    o dividend discount model
    o price-to-cash flow

 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P SuperComposite 1500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.

 The team may sell a security when the Fund's asset allocation changes, there is a deterioration in the issuer's financial situation, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other
               important information
               and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Asset Allocation Fund has the following risks:

        o Investment strategy risk - The team uses an asset allocation strategy to try to achieve the highest total return. There is a risk that the mix of investments will not produce the returns the team expects, or will fall in value.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Interest rate risk - The prices of the Fund's fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

        o Credit risk - The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations. Some of the securities in which the Fund invests are not rated investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

        o Derivatives risk - The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

        o Mortgage-related risk - The value of the Fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

        o Asset-backed securities risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

        o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

          This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             The information about the performance for the period prior to June 8, 2001, reflects performance information for a predecessor fund which was reorganized into the Fund on June 8, 2001. The predecessor fund had an identical investment objective and principal investment strategies.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

26.90%   15.66%   21.38%   21.09%   11.11%   -0.75%
----------------------------------------------------
 1995     1996     1997     1998     1999     2000

              *Year-to-date return as of June 30, 2001: -3.93%


        Best and worst quarterly returns during this period


  Best: 4th quarter 1998:             12.77%
  Worst: 3rd quarter 1998:            -4.34%


[GRAPHIC]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the indices do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the Lehman Aggregate Bond Index. The S&P 500 is an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The Lehman Aggregate Bond Index is an index made up of the Lehman Government/Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. The indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. The indices are not available for investment.

                                                                    Since
                                        1 year       5 years      inception*
        Investor A Shares                -6.47%       12.05%        12.10%
        Investor B Shares                -6.09%          --          4.40%
        Investor C Shares                -2.39%          --         11.97%
        S&P 500                          -9.10%       18.33%        17.91%
        Lehman Aggregate Bond Index      11.63%        6.46%         6.56%


        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are January 18, 1994, July 15, 1998 and November 11, 1996, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                   Investor A       Investor B     Investor C
        (Fees paid directly from your investment)            Shares           Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                     5.75%             none           none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                             none(1)          5.00%(2)       1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                       0.65%             0.65%          0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                        0.25%             1.00%          1.00%
        Other expenses                                        0.35%             0.35%          0.35%
                                                             -----          --------       --------
        Total annual Fund operating expenses                  1.25%             2.00%          2.00%
                                                             =====          ========       ========

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a shares class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o  you reinvest all dividends and distributions in the Fund

          o  your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 year     3 years     5 years     10 years
  Investor A Shares                   $695       $949        $1,223      $2,002
  Investor B Shares                   $703       $927        $1,278      $2,134
  Investor C Shares                   $303       $627        $1,078      $2,327

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                                     1 year     3 years     5 years     10 years
  Investor B Shares                   $203       $627        $1,078      $2,134
  Investor C Shares                   $203       $627        $1,078      $2,327

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Income Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 84.

[GRAPHIC]
             Why invest in an equity income fund?

             Equity income funds are generally considered to be a more conservative equity investment because they invest in large, well-established companies that pay regular dividends. These companies tend to be less volatile than other kinds of companies.

 Nations Equity Income Fund


[GRAPHIC]
        Investment objective
        The Fund seeks current income and growth of capital by investing in companies with above-average dividend yields.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests in 60 to 85 companies with an average market capitalization of at least $3 billion. The Fund seeks to provide a higher yield than the S&P 500. The Fund generally invests at least 65% of its assets in common stocks that pay dividends and that are listed on a national exchange or are traded on an established over-the-counter market.

 The Fund may invest up to 20% of its assets in convertible securities, including registered investment companies that invest in convertible securities. The Fund may also invest up to 5% of its assets in real estate investment trusts.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team evaluates the overall economy, industry conditions and the financial conditions and management of each company, using a process called fundamental analysis, to identify stocks of attractive companies. When selecting investments, the team looks at, among other things:

          o  value characteristics like earnings yield and cash flow

          o  growth potential for a company's stock price and earnings

          o  current income yield and the potential for growth in income

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

          o  may limit the number of buy and sell transactions it makes

          o will try to sell shares that have the lowest tax burden on shareholders

          o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, when there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing in
               this Fund in Other
               important information
               and in the SAI.

[GRAPHIC]
        Risks and other things to consider
        Nations Equity Income Fund has the following risks:

          o Investment strategy risk - The team chooses stocks that it believes have the potential for dividend growth and capital appreciation. There is a risk that dividend payments and the value of these investments will not rise as high as the team expects, or will fall.

          o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

          o Real estate investment trust risk - Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.

          o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

          o Investment in other Nations Funds - The Fund may pursue its convertible securities strategy by investing in Nations Convertible Securities Fund, rather than directly in convertible securities. BA Advisors and its affiliates are entitled to receive fees from Nations Convertible Securities Fund for providing advisory and other services, in addition to the fees which they are entitled to receive from Nations Equity Income Fund for services provided directly. BA Advisors and its affiliates may waive fees which they are entitled to receive from either Fund.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR GRAPH APPEARS HERE]

9.77%   12.47%   -1.29%   27.35%   19.61%   25.72%  3.25%   2.63%   -10.76%
-----------------------------------------------------------------------------
1992     1993     1994     1995     1996     1997   1998    1999      2000

              *Year-to-date return as of June 30, 2001: -6.26%


        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:              14.21%
  Worst: 3rd quarter 1998:            -14.55%

[GRAPHIC]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                      Since
                          1 year       5 years     inception*
  Investor A Shares      -15.92%        6.08%       9.32%
  Investor B Shares      -15.70%        6.37%       8.31%
  Investor C Shares      -12.28%        6.79%       9.05%
  S&P 500                 -9.10%       18.33%      16.42%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are April 16, 1991, June 7, 1993 and June 17, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]





             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]



        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                      Investor A     Investor B     Investor C
        (Fees paid directly from your investment)               Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                     5.75%             none           none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                             none(1)            5.00%(2)       1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                       0.65%             0.65%          0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                        0.25%             1.00%          1.00%
        Other expenses                                        0.31%             0.31%          0.31%
                                                              -----            -----          -----
        Total annual Fund operating expenses                  1.21%             1.96%          1.96%
                                                              =====            =====          =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o  you reinvest all dividends and distributions in the Fund

          o  your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years
  Investor A Shares     $691       $938        $1,203      $1,960
  Investor B Shares     $699       $915        $1,257      $2,091
  Investor C Shares     $299       $615        $1,057      $2,285

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                       1 year     3 years     5 years     10 years
  Investor B Shares     $199       $615        $1,057      $2,091
  Investor C Shares     $199       $615        $1,057      $2,285

[GRAPHIC]
             About the sub-adviser

             Brandes Investment Partners, L.P. (Brandes) is this Fund's sub-adviser. Brandes' Large Cap Investment Committee makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               Brandes on page 87.

[GRAPHIC]
             What is the Graham and Dodd approach to investing?

             Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data. Benjamin Graham and David Dodd have never had any affiliation with the Fund.

             The management team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

 Nations Classic Value Fund


[GRAPHIC]
        Investment objective
        The Fund seeks growth of capital by investing in companies believed to be undervalued.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 80% of its assets in equity securities of U.S. companies that are believed to be undervalued. The Fund focuses its investments in large and medium-sized companies. The Fund generally holds 40 to 75 equity securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses the "Graham and Dodd" value-approach to selecting securities and managing the Fund. The team invests in a company when its current price appears to be below its "true" long-term -- or intrinsic -- value.

 The team uses fundamental analysis to determine intrinsic value, and will look at a company's earnings, book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

 The team may sell a security when its price reaches the target set by the team, when there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC]
             Limits on investments

             To help manage risk, the Fund has certain limits on its investments. These limits apply at the time an investment is made:

             o The Fund will normally invest no more than 5% of its assets in a single security.

             o It may not invest more than the greater of:

             o 20% of its assets in a single industry, or

             o 150% of the weighting of a single industry in the S&P 500
               (limited to less than 25% of its assets in a single industry, other than U.S. government securities).

[GRAPHIC]
        Risks and other things to consider
        Nations Classic Value Fund has the following risks:

        o Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

              This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund it will have the additional risks of investing in a master portfolio.

[GRAPHIC]

             For information about the performance of other stock accounts managed by Brandes, see How the Funds are managed.

[GRAPHIC]
        A look at the Fund's performance
        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                    Investor A     Investor B     Investor C
        (Fees paid directly from your investment)             Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                     5.75%           none          none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                              none(1)       5.00%(2)       1.00%(3)

        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                                       0.65%           0.65%        0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                        0.25%           1.00%        1.00%
        Other expenses(4)                                     0.48%           0.48%        0.48%
                                                             -----          ------       ------
        Total annual Fund operating expenses(5)               1.38%           2.13%        2.13%
                                                             =====          ======       ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)Other expenses are based on estimates for the current fiscal year.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the levels shown above until July 31, 2002. There is no guarantee that these limitations will continue after this date. The investment adviser is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such reimbursements do not cause the Fund's expenses to exceed the existing expense limitations.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

            o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

            o  you reinvest all dividends and distributions in the Fund

            o  your investment has a 5% return each year

            o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 year     3 years
  Investor A Shares           $708       $988
  Investor B Shares           $716       $967
  Investor C Shares           $316       $667

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                             1 year     3 years
  Investor B Shares           $216       $667
  Investor C Shares           $216       $667

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Value Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 84.

[GRAPHIC]
             What is value investing?

             Value investing means looking for "undervalued" companies -- quality companies that may be currently out of favor and selling at a reduced price, but that have good potential to increase in value.

             The team uses fundamental and quantitative analysis to help decide whether the current stock price of a company may be lower than the company's true value, and then looks for things that could trigger a rise in price, like a new product line, new pricing or a change in management. This trigger is often called a "catalyst."

 Nations Value Fund

[GRAPHIC]
        Investment objective
        The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

[GRAPHIC]

        Principal investment strategies
        The Fund normally invests at least 65% of its assets in common stocks of U.S. companies. It generally invests in companies in a broad range of industries with market capitalizations of at least $1 billion and daily trading volumes of at least $3 million.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The management team uses fundamental and quantitative analysis to identify stocks of companies that it believes are undervalued and have the potential for price appreciation, looking at, among other things:

      o mature, fundamentally sound businesses that are believed to be attractively priced due to investor indifference or unpopularity

      o various measures of relative valuation, including expected cash flow return (based upon the company's expected earnings and dividends), price-to-earnings ratio, price-to-current book value ratio, dividend yield, and enterprise value-to-EBITDA (earnings before interest, taxes, depreciation and amortization) ratio. The team believes that companies with lower relative valuations are generally more likely to provide better opportunities for capital appreciation

      o the stock's estimated intrinsic valuation per share, relative to its current stock price

      o a potential "catalyst" for improved stock valuation and stock price appreciation. This could take the form of anticipated earnings growth, company restructuring, changes in management, new product opportunities, business model changes, or other anticipated improvements in micro and macroeconomic factors

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

      o   may limit the number of buy and sell transactions it makes

      o will try to sell shares that have the lowest tax burden on shareholders

      o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC]
        Risks and other things to consider
        Nations Value Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes are undervalued, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

25.86%   7.12%   16.06%   -3.08%   35.78%   20.85%   26.30%   17.14%   0.99%   3.66%
------------------------------------------------------------------------------------
 1991    1992     1993     1994     1995     1996     1997     1998    1999    2000

              *Year-to-date return as of June 30, 2001: -5.39%


        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:              19.39%
  Worst: 3rd quarter 1998:            -12.32%

[GRAPHIC]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the indices do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500 and the S&P/BARRA Value Index. The S&P 500 is an unmanaged index of 500 widely held common stocks. The S&P/BARRA Value Index is an unmanaged index of a subset of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. The indices are weighted by market capitalization and are not available for investment.

                                                                           Since
                                  1 year       5 years      10 years     inception*
  Investor A Shares                -2.29%       12.02%        13.77%       12.75%
  Investor B Shares                -1.15%       12.37%           --        13.36%
  Investor C Shares                 2.07%       12.77%           --        13.48%
  S&P 500                          -9.10%       18.33%        17.44%       15.53%
  S&P/BARRA Value Index             6.08%       16.81%        16.88%       14.61%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are December 6, 1989, June 7, 1993 and June 17, 1992, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Investor A     Investor B     Investor C
        (Fees paid directly from your investment)               Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                       5.75%           none           none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                               none(1)          5.00%(2)       1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.65%           0.65%          0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                          0.25%           1.00%          1.00%
        Other expenses                                          0.29%           0.29%          0.29%
                                                                -----          ------         ------
        Total annual Fund operating expenses                    1.19%           1.94%          1.94%
                                                                =====          ======         ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o   you reinvest all dividends and distributions in the Fund

        o   your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years
  Investor A Shares     $689       $932        $1,193      $1,938
  Investor B Shares     $697       $909        $1,247      $2,070
  Investor C Shares     $297       $609        $1,047      $2,264

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $197       $609        $1,047      $2,070
  Investor C Shares     $197       $609        $1,047      $2,264

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BA Advisors is the Master Portfolio's investment adviser, and Chicago Equity is its sub-adviser. Chicago Equity's Equity Management Team makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Chicago Equity on
               page 88.

[GRAPHIC]
             Why invest in Nations Blue Chip Fund?

             Nations Blue Chip Fund may be suitable for investors who are looking for a "core" equity holding for their portfolio. It's considered to be a more conservative equity investment because it invests in a broad range of large, well-established companies. These companies tend to be less volatile than other kinds of companies.

 Nations Blue Chip Fund

[GRAPHIC]
        Investment objective
        The Fund seeks to achieve long-term capital appreciation through investments in blue chip stocks.

[GRAPHIC]
        Principal investment strategies
        The Fund invests all of its assets in Nations Blue Chip Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in blue chip stocks. These are stocks of well-established, nationally known companies that have a long record of profitability and a reputation for quality management, products and services.

 The Master Portfolio primarily invests in blue chip stocks that are included in the S&P 500, but may invest up to 15% of its assets in stocks that are not included in the index. It usually holds between 160 and 185 stocks.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team uses quantitative analysis to analyze fundamental information about securities and identify value. Starting with a universe of approximately 600 common stocks, the team uses a multi-factor computer model to rank securities, based on the following criteria, among others:

        o   changes in actual and expected earnings

        o   unexpected changes in earnings

        o   price-to-earnings ratio

        o   dividend discount model

        o   price-to-cash flow

 The team tries to manage risk by matching the market capitalization, style and industry weighting characteristics of the S&P 500. The team focuses on selecting individual stocks to try to provide higher returns than the S&P 500 while maintaining a level of risk similar to the index.

 The team may sell a security when there is a development in the company or its industry that causes earnings estimates to fall, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Blue Chip Fund has the following risks:

        o Investment strategy risk - The Master Portfolio uses quantitative analysis to select blue chip stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as expected, or will fall.

        o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

        o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

            The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

35.78%   23.76%   32.70%   27.86%   21.16%   -9.28%
-----------------------------------------------------
1995      1996     1997     1998     1999     2000

              *Year-to-date return as of June 30, 2001: -9.28%


  Best and worst quarterly returns during this period

  Best: 4th quarter 1998:              23.71%
  Worst: 3rd quarter 1998:            -12.18%


[GRAPHIC]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                      Since
                          1 year       5 years      inception*
  Investor A Shares      -14.50%       16.81%        16.93%
  Investor B Shares      -14.10%          --          3.96%
  Investor C Shares      -10.76%          --         15.74%
  S&P 500                 -9.10%       18.33%        17.91%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are January 13, 1994, July 15, 1998 and November 11, 1996, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]

        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Investor A     Investor B     Investor C
        (Fees paid directly from your investment)               Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                        5.75%          none           none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                                none(1)       5.00%(2)        1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                                          0.65%         0.65%          0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                           0.25%         1.00%          1.00%
        Other expenses                                           0.31%         0.31%          0.31%
                                                                 -----        ------         ------
        Total annual Fund operating expenses                     1.21%         1.96%          1.96%
                                                                 =====        ======         ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

           o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o   you reinvest all dividends and distributions in the Fund

           o   your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $691       $938        $1,203      $1,960
  Investor B Shares     $699       $915        $1,257      $2,091
  Investor C Shares     $299       $615        $1,057      $2,285

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $199       $615        $1,057      $2,091
  Investor C Shares     $199       $615        $1,057      $2,285

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 84.

[GRAPHIC]
             Minimizing taxes

             The Fund's proactive tax management strategy may help reduce capital gains distributions. The tax management strategy seeks to limit portfolio turnover, offset capital gains with capital losses and sell securities that have the lowest tax burden on shareholders.

 Nations Strategic Growth Fund

[GRAPHIC]
        Investment objective
        The Fund seeks long-term, after-tax returns by investing in a diversified portfolio of common stocks.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in common stocks of companies that it selects from most major industry sectors. The Fund normally holds 60 to 80 securities, which include common stocks, preferred stocks and convertible securities like warrants and rights.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalizations of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

           o   the growth prospects of the company's industry

           o   the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains and income distributed to shareholders. For example, the team:

           o will focus on long-term investments to try to limit the number of buy and sell transactions

           o will try to sell securities that have the lowest tax burden on shareholders

           o may offset capital gains by selling securities to realize a capital loss

           o   invests primarily in securities with lower dividend yields

           o   may use options, instead of selling securities


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when it believes that the profitability of the company's industry is beginning to decline, there is a meaningful deterioration in the company's competitive position, the company's management fails to execute its business strategy, when the team considers the security's price to be overvalued, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Strategic Growth Fund has the following risks:

           o Investment strategy risk - The team chooses stocks that are believed to have the potential for long-term growth. There is a risk that the value of these investments will not rise as expected, or will fall.

           o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

           o Convertible securities risk - The issuer of a convertible security may have the option to redeem it at a specified price. If a convertible security is redeemed, the Fund may accept the redemption, convert the convertible security to common stock, or sell the convertible security to a third party. Any of these transactions could affect the Fund's ability to meet its objective.

           o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

                                    -12.55%
                                    -------
                                      2000

              * Year-to-date return as of June 30, 2001: -7.20%



        Best and worst quarterly returns during this period



  Best: 1st quarter 2000:               4.62%
  Worst: 4th quarter 2000:            -11.60%

[GRAPHIC]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000

        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                               Since
                                1 year       inception*
  Investor A Shares            -17.58%        -2.29%
  Investor B Shares            -17.48%        -1.12%
  Investor C Shares            -14.06%        -0.45%
  S&P 500                       -9.10%         0.74%

        *The inception date of Investor A Shares, Investor B Shares and Investor C Shares is August 2, 1999. The return for the index shown is from that date.

[GRAPHIC]

          There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Investor A     Investor B     Investor C
        (Fees paid directly from your investment)               Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                       5.75%           none           none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                                none(1)         5.00%(2)     1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.65%           0.65%          0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                          0.25%           1.00%          1.00%
        Other expenses                                          0.29%           0.29%          0.29%
                                                               -----          ------         ------
        Total annual Fund operating expenses                    1.19%           1.94%          1.94%
                                                               =====          ======         ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o  you reinvest all dividends and distributions in the Fund

          o  your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $689       $932        $1,193      $1,938
  Investor B Shares     $697       $909        $1,247      $2,070
  Investor C Shares     $297       $609        $1,047      $2,264

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                         1 year     3 years     5 years     10 years
  Investor B Shares     $197       $609        $1,047      $2,070
  Investor C Shares     $197       $609        $1,047      $2,264

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BA Advisors is the Master Portfolio's investment adviser, and Marsico Capital Management, LLC (Marsico Capital) is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 85.

[GRAPHIC]
             Why invest in a growth and income fund?

             Growth and income funds can invest in a mix of equity and fixed income securities. This can help reduce volatility and provide the Fund with the flexibility to shift among securities that offer the potential for higher returns.

             While this Fund invests in a wide range of companies and industries, it holds fewer investments than other kinds of funds. This means it can have greater price swings than more diversified funds. It also means it may have relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Growth & Income Fund

[GRAPHIC]
        Investment objective
        The Fund seeks long-term growth of capital with a limited emphasis on income.

[GRAPHIC]
        Principal investment strategies
        The Fund invests all of its assets in Nations Marsico Growth & Income Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio invests primarily in equity securities of large capitalization companies that are selected for their growth potential. It invests at least 25% of its assets in securities that are believed to have income potential, and generally holds 35 to 50 securities. It may hold up to 25% of its assets in foreign securities.

 Marsico Capital may shift assets between growth and income securities based on its assessment of market, financial and economic conditions. The Master Portfolio, however, is not designed to produce a consistent level of income.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends observed.

 Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

 As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit it to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC]
        Risks and other things to consider
        Nations Marsico Growth & Income Fund has the following risks:

          o Investment strategy risk - Marsico Capital uses an investment strategy that tries to identify equities with growth or income potential. There is a risk that the value of these investments will not rise as high as Marsico Capital expects, or will fall.

          o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

          o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

          o Interest rate risk - The prices of the Master Portfolio's fixed income securities will tend to fall when interest rates rise and to rise when interest rates fall. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

          o Credit risk - The Master Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it's due. Credit risk usually applies to most fixed income securities, but is generally not a factor for U.S. government obligations.

          o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

          o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses. The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other stock funds managed by Thomas Marsico, see How the Funds are managed.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

38.62%   52.11%   -15.47%
--------------------------
 1998     1999      2000

              *Year-to-date return as of June 30, 2001: -12.49%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1999:             35.19%
  Worst: 3rd quarter 1998:            -12.24%

[GRAPHIC]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                              Since
                               1 year       inception*
  Investor A Shares            -20.32%       18.88%
  Investor B Shares            -20.26%       19.75%
  Investor C Shares            -16.91%       20.49%
  S&P 500                       -9.10%       12.26%

        *The inception date of Investor A Shares, Investor B Shares and
         Investor C Shares is December 31, 1997. The return for the index shown is from that date.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

       Shareholder fees                                      Investor A     Investor B     Investor C
       (Fees paid directly from your investment)               Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                      5.75%            none           none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                              none(1)           5.00%(2)         1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                                        0.75%            0.75%        0.75%
        Distribution (12b-1) and shareholder
        servicing fees                                         0.25%            1.00%        1.00%
        Other expenses                                         0.35%            0.35%        0.35%
                                                              -----           ------       ------
        Total annual Fund operating expenses                   1.35%            2.10%        2.10%
                                                              =====           ======       ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o  you reinvest all dividends and distributions in the Fund

          o  your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $705       $979        $1,273      $2,109
  Investor B Shares     $713       $958        $1,329      $2,240
  Investor C Shares     $313       $658        $1,129      $2,431

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                       1 year     3 years     5 years     10 years
  Investor B Shares     $213       $658        $1,129      $2,240
  Investor C Shares     $213       $658        $1,129      $2,431

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 84.

[GRAPHIC]
             What is a growth fund?

             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

 Nations Capital Growth Fund

[GRAPHIC]
        Investment objective
        The Fund seeks growth of capital by investing in companies that are believed to have superior earnings growth potential.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in common stocks of companies that have one or more of the following characteristics:

          o  above-average earnings growth compared with the S&P 500

          o established operating histories, strong balance sheets and favorable financial performance

          o  above-average return on equity compared with the S&P 500

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

          o  the growth prospects of the company's industry

          o  the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P 500 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

          o  may limit the number of buy and sell transactions it makes

          o will try to sell shares that have the lowest tax burden on shareholders

          o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC]
        Risks and other things to consider
        Nations Capital Growth Fund has the following risks:

          o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

          o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

          o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR GRAPH APPEARS HERE]

7.53%   -1.55%   28.56%   18.29%   30.36%   29.73%   23.57%   -12.17%
----------------------------------------------------------------------
1993     1994     1995     1996     1997     1998     1999      2000


              *Year-to-date return as of June 30, 2001: -10.31%


  Best and worst quarterly returns during this period

  Best: 4th quarter 1998:              28.21%
  Worst: 3rd quarter 1998:            -14.93%

[GRAPHIC]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                                      Since
                         1 year        5 years      inception*
  Investor A Shares      -17.23%       15.40%        14.26%
  Investor B Shares      -16.39%       15.71%        14.77%
  Investor C Shares      -13.53%       16.10%        14.33%
  S&P 500                 -9.10%       18.33%        17.32%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are October 2, 1992, June 7, 1993 and October 2, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

        There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Investor A     Investor B     Investor C
        (Fees paid directly from your investment)               Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                        5.75%          none           none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                                 none(1)        5.00%(2)      1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.65%          0.65%          0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                           0.25%          1.00%          1.00%
        Other expenses                                           0.29%          0.29%          0.29%
                                                                -----         ------         ------
        Total annual Fund operating expenses                     1.19%          1.94%          1.94%
                                                                =====         ======         ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o   you reinvest all dividends and distributions in the Fund

          o   your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $689       $932        $1,193      $1,938
  Investor B Shares     $697       $909        $1,247      $2,070
  Investor C Shares     $297       $609        $1,047      $2,264

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $197       $609        $1,047      $2,070
  Investor C Shares     $197       $609        $1,047      $2,264

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 84.

[GRAPHIC]
             What is a growth fund?

             Growth funds invest in companies that have the potential for significant increases in revenue or earnings. These are typically companies that are developing or applying new technologies, products or services in growing industry sectors.

 Nations Aggressive Growth Fund

[GRAPHIC]
        Investment objective
        The Fund seeks capital appreciation.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in common stocks of large and medium-sized U.S. companies. These companies typically have a market capitalization of $1 billion or more.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

          o   the growth prospects of the company's industry

          o   the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the Russell 3000 Growth Index as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings. The resulting portfolios typically consist of between 50 and 75 securities.

 The team may use various strategies, to the extent consistent with the Fund's investment objective, to try to reduce the amount of capital gains it distributes to shareholders. For example, the team:

          o will focus on long-term investments to try and limit the number of buy and sell transactions

          o will try to sell securities that have the lowest tax burden on shareholders

          o may offset capital gains by selling securities to realize a capital loss

          o   will invest primarily in securities with lower dividend yields

          o   may use options instead of selling securities

 While the Fund tries to manage capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when it forecasts a decline in industry profitability, it believes company's competitive position erodes significantly, management strategies prove ineffective or a company's price exceeds the team's price target for the security, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Aggressive Growth Fund has the following risks:

          o Investment strategy risk - The team chooses stocks that it believes have superior growth potential and are selling at reasonable prices, with the expectation that they will rise in value. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

          o Stock market risk - The value of the stocks the Fund holds can be affected by changes in the U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

          o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Prior to April 17, 2000, the Fund had a different investment objective and principal investment strategies.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

-6.42%   27.30%   21.90%   29.59%   25.57%   8.83%   -26.40%
------------------------------------------------------------
 1994     1995     1996     1997     1998    1999     2000

              *Year-to-date return as of June 30, 2001: -21.20%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1998:              24.55%
  Worst: 4th quarter 2000:            -24.08%

[GRAPHIC]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the indices do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Russell 3000 Growth Index, an index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Prior to August 1, 2001, the Fund compared its performance to the Russell 1000 Growth Index. The Fund changed the index to which it compares its performance because the Russell 3000 Growth Index is considered to be a more appropriate comparison. The indices are unmanaged and are not available for investment.

                                                                   Since
                                        1 year       5 years     inception*
  Investor A Shares                    -30.65%        8.41%      10.16%
  Investor B Shares                    -30.05%        8.66%      10.95%
  Investor C Shares                    -27.56%        9.03%      11.25%
  Russell 3000 Growth Index            -22.42%       17.06%      17.38%
  Russell 1000 Growth Index            -22.42%       18.15%      18.31%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are July 26, 1993, May 20, 1994 and May 10, 1995, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]

               There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Investor A     Investor B     Investor C
        (Fees paid directly from your investment)               Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                        5.75%          none           none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                                 none(1)       5.00%(2)       1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.65%         0.65%          0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                           0.25%         1.00%          1.00%
        Other expenses                                           0.35%         0.35%          0.35%
                                                                -----        ------         ------
        Total annual Fund operating expenses                     1.25%         2.00%          2.00%
                                                                =====        ======         ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o   you reinvest all dividends and distributions in the Fund

          o   your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years
  Investor A Shares     $695       $949        $1,223      $2,002
  Investor B Shares     $703       $927        $1,278      $2,134
  Investor C Shares     $303       $627        $1,078      $2,327

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $203       $627        $1,078      $2,134
  Investor C Shares     $203       $627        $1,078      $2,327

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BA Advisors is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. Thomas F. Marsico is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Marsico Capital and
               Mr. Marsico on page 85.

[GRAPHIC]
             What is a focused fund?

             A focused fund invests in a small number of companies with earnings that are believed to have the potential to grow significantly. This Fund focuses on large, established and well-known U.S. companies.

             Because a focused fund holds fewer investments than other kinds of funds, it can have greater price swings than more diversified funds. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.

 Nations Marsico Focused Equities Fund

[GRAPHIC]
        Investment objective
        The Fund seeks long-term growth of capital.

[GRAPHIC]
        Principal investment strategies
        The Fund invests all of its assets in Nations Marsico Focused Equities Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio normally invests at least 65% of its assets in common stocks of large companies. The Master Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.

 The Master Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends observed.

 Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

 As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit it to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC]
        Risks and other things to consider

        Nations Marsico Focused Equities Fund has the following risks:

         o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

         o Holding fewer investments - The Master Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Master Portfolio will tend to have greater price swings than the value of more diversified equity funds. The Master Portfolio may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.

         o Stock market risk - The value of the stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

         o Foreign investment risk - Because the Master Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

         o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             For information about the performance of other stock funds managed by Thomas Marsico, see How the Funds are managed.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

50.14%   52.85%   -17.32%
-------------------------
1998      1999      2000

              *Year-to-date return as of June 30, 2001: -14.12%

        Best and worst quarterly returns during this period

  Best: 4th quarter 1999:              33.11%
  Worst: 4th quarter 2000:            -12.85%

[GRAPHIC]

             The Fund's returns in this table reflect sales charges, if any. Shares class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The S&P 500 is not available for investment.

                                              Since
                               1 year       inception*
  Investor A Shares            -22.07%       21.38%
  Investor B Shares            -22.00%       22.39%
  Investor C Shares            -18.73%       23.16%
  S&P 500                       -9.10%       12.26%

        *The inception date of Investor A Shares, Investor B Shares and
         Investor C Shares is December 31, 1997. The return for the index shown is from that date.

[GRAPHIC]

               There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees                                      Investor A     Investor B     Investor C
        (Fees paid directly from your investment)               Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                        5.75%          none           none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                                 none(1)       5.00%(2)       1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                                         0.75%           0.75%        0.75%
        Distribution (12b-1) and shareholder
        servicing fees                                          0.25%           1.00%        1.00%
        Other expenses                                          0.34%           0.34%        0.34%
                                                               -----          ------       ------
        Total annual Fund operating expenses                    1.34%           2.09%        2.09%
                                                               =====          ======       ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years
  Investor A Shares     $704       $976        $1,268      $2,098
  Investor B Shares     $712       $955        $1,324      $2,229
  Investor C Shares     $312       $655        $1,124      $2,421

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                       1 year     3 years     5 years     10 years
  Investor B Shares     $212       $655        $1,124      $2,229
  Investor C Shares     $212       $655        $1,124      $2,421

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 84.

[GRAPHIC]
             What is a midcap growth fund?

             A midcap growth fund invests in medium-sized companies whose earnings are expected to grow or to continue growing. These companies may be expanding in existing markets, entering into new markets, developing new products or increasing their profit margins by gaining market share or streamlining their operations.

             These companies can have better potential for rapid earnings than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback in sales than larger, more established companies.

 Nations MidCap Growth Fund

[GRAPHIC]
        Investment objective
        The Fund seeks capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in companies chosen from a universe of medium capitalization companies. The Fund generally holds securities of between 60 and 100 issuers, which include common stocks, preferred stocks and convertible securities like warrants, rights and convertible debt.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies with market capitalization of at least $1 billion, the team assesses the investment potential of these companies and their industries by evaluating:

         o the growth prospects of the company's industry

         o the company's relative competitive position in the industry

 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.

 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it is reasonably valued.

 In actively managing the portfolio, the team considers the characteristics of the S&P MidCap 400 as a general baseline. The index characteristics evaluated by the team include risk and sector diversification, as well as individual securities holdings.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

         o may limit the number of buy and sell transactions it makes

         o will try to sell shares that have the lowest tax burden on shareholders

         o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC]
        Risks and other things to consider
        Nations MidCap Growth Fund has the following risks:

         o Investment strategy risk - The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

11.66%   0.39%   29.71%   18.32%   20.48%   3.30%   43.45%   14.30%
--------------------------------------------------------------------
 1993    1994     1995     1996     1997    1998     1999     2000


              *Year-to-date return as of June 30, 2001: -8.70%


        Best and worst quarterly returns during this period


  Best: 4th quarter 1999:              32.63%
  Worst: 3rd quarter 1998:            -26.48%

[GRAPHIC]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the index do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the S&P MidCap 400, an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment.

                                                    Since
                        1 year       5 years      inception*
  Investor A Shares      7.74%       17.87%        16.69%
  Investor B Shares      9.03%       18.18%        17.90%
  Investor C Shares     12.76%       18.59%        16.82%
  S&P MidCap 400        17.51%       20.41%        17.82%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are December 10, 1992, June 7, 1993 and December 18, 1992, respectively. The return for the index shown is from inception of Investor A Shares.

[GRAPHIC]

          There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Investor A     Investor B     Investor C
       (Fees paid directly from your investment)               Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                       5.75%          none           none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                                none(1)       5.00%(2)       1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                         0.65%           0.65%        0.65%
        Distribution (12b-1) and shareholder
        servicing fees                                          0.25%           1.00%        1.00%
        Other expenses                                          0.33%           0.33%        0.33%
                                                               -----          ------       ------
        Total annual Fund operating expenses                    1.23%           1.98%        1.98%
                                                               =====          ======       ======

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 year     3 years     5 years     10 years
  Investor A Shares     $693       $944        $1,213      $1,981
  Investor B Shares     $701       $921        $1,268      $2,113
  Investor C Shares     $301       $621        $1,068      $2,306

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                       1 year     3 years     5 years     10 years
  Investor B Shares     $201       $621        $1,068      $2,113
  Investor C Shares     $201       $621        $1,068      $2,306

[GRAPHIC]
             About the sub-adviser

             The Fund does not have its own investment adviser or sub-adviser because it's a "feeder fund." A feeder fund typically invests all of its assets in another fund, which is called a "master portfolio." Master Portfolio and Fund are sometimes used interchangeably.

             BA Advisors is the Master Portfolio's investment adviser, and Marsico Capital is its sub-adviser. James A. Hillary is its portfolio manager and makes the day-to-day investment decisions for the Master Portfolio.

[GRAPHIC]
               You'll find more about
               Marsico Capital and
               Mr. Hillary on page 85.

[GRAPHIC]
             What is a multi-cap fund?

             A multi-cap fund invests in companies across the capitalization spectrum -- small, medium-sized and large companies. As a multi-cap fund, this Fund may invest in large, established and well-known U.S. and foreign companies, as well as small, new and relatively unknown companies that are believed to have the potential to grow significantly.

     Nations Marsico 21st Century Fund

[GRAPHIC]
        Investment objective
        The Fund seeks long-term growth of capital.

[GRAPHIC]
        Principal investment strategies
        The Fund invests all of its assets in Nations Marsico 21st Century Master Portfolio (the Master Portfolio). The Master Portfolio has the same investment objective as the Fund.

 The Master Portfolio is an aggressive growth fund that primarily invests in equity securities of companies of any capitalization size. The Master Portfolio will focus on paradigm shifting technologies and companies seeking to take advantage of technological innovations in the way business is conducted. The Master Portfolio may invest without limit in foreign securities.

 The Master Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends observed.

 Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

 As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit it to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

 Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.


[GRAPHIC]
        Risks and other things to consider
        Nations Marsico 21st Century Fund has the following risks:

         o Investment strategy risk - There is a risk that the value of the Master Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

         o Stock market risk - The value of any stocks the Master Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Small company risk - Stocks of smaller companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

         o Technology and technology-related risk - The Master Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

         o Foreign investment risk - Because the Master Portfolio may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

         o Investing in the Master Portfolio - Other mutual funds and eligible investors can buy shares in the Master Portfolio. All investors in the Master Portfolio invest under the same terms and conditions as the Fund and pay a proportionate share of the Master Portfolio's expenses. Other feeder funds that invest in the Master Portfolio may have different share prices and returns than the Fund because different feeder funds typically have varying sales charges, and ongoing administrative and other expenses.

          The Fund could withdraw its entire investment from the Master Portfolio if it believes it's in the best interests of the Fund to do so (for example, if the Master Portfolio changed its investment objective). It is unlikely that this would happen, but if it did, the Fund's portfolio could be less diversified and therefore less liquid, and expenses could increase. The Fund might also have to pay brokerage, tax or other charges.

[GRAPHIC]
        A look at the Fund's performance
        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

[GRAPHIC]

          There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                        Investor A       Investor B        Investor C
        (Fees paid directly from your investment)                 Shares         Shares            Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                          5.75%            none              none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                                   none(1)        5.00%(2)           1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)(5)
        Management fees                                            0.75%            0.75%            0.75%
        Distribution (12b-1) and shareholder
        servicing fees                                             0.25%            1.00%            1.00%
        Other expenses                                             0.60%            0.60%            0.60%
                                                                  -----            -----            -----
        Total annual Fund operating expenses                       1.60%            2.35%            2.35%
                                                                  =====            =====            =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Trend's most recent fiscal year and have been adjusted as necessary, to reflect current service provider fees.

      (5)These fees and expenses and the example below include the Fund's portion of the fees and expenses deducted from the assets of the Master Portfolio.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year     3 years     5 years     10 years
  Investor A Shares     $729       $1,052      $1,397      $2,369
  Investor B Shares     $738       $1,033      $1,455      $2,499
  Investor C Shares     $338       $  733      $1,255      $2,686

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:

                       1 year     3 years     5 years     10 years
  Investor B Shares     $238       $733        $1,255      $2,499
  Investor C Shares     $238       $733        $1,255      $2,686

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's SmallCap Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
               You'll find more about
               BACAP on page 84.

[GRAPHIC]
             Why invest in a small
             company fund?

             A small company fund invests in smaller companies with promising products or that are operating in a dynamic field. These companies can have stronger potential for rapid earnings growth than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback than larger, more established companies.

             The team looks for companies whose earnings are growing quickly, and whose share prices are reasonably valued.

 Nations Small Company Fund

[GRAPHIC]

        Investment objective
        The Fund seeks long-term capital growth by investing primarily in equity securities.

[GRAPHIC]
        Principal investment strategies
        The Fund normally invests at least 65% of its assets in companies with a market capitalization of $2 billion or less. The Fund usually holds 75 to 130 equity securities.

 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

 The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

         o company meetings/conferences

         o independent industry analysis

         o quantitative analysis

         o Wall Street (brokerage) research

 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

         o gaining an in-depth understanding of the company's business

         o evaluating the company's growth potential, risks and competitive strengths

         o discussing its growth strategy with company management

         o validating the growth strategy with external research

 The team will only invest in a company when its stock price is attractive relative to its forecasted growth.

 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

         o may limit the number of buy and sell transactions it makes

         o will try to sell shares that have the lowest tax burden on shareholders

         o may offset capital gains by selling securities to realize a capital loss

 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]
               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC]
        Risks and other things to consider
        Nations Small Company Fund has the following risks:

         o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

         o Small company risk - Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

         o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

         o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

[GRAPHIC]
        A look at the Fund's performance
        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

19.92%   19.47%   1.22%   54.51%   -1.83%
------------------------------------------
 1996     1997    1998     1999     2000

              *Year-to-date return as of June 30, 2001: -8.38%

        Best and worst quarterly returns during this period


  Best: 4th quarter 1999:              43.14%
  Worst: 3rd quarter 1998:            -25.80%

[GRAPHIC]

             The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the indices do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

        Average annual total return as of December 31, 2000
        The table shows the Fund's average annual total return for each period, compared with the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Prior to August 1, 2001, the Fund compared its performance to the Russell 2000 Index. The Fund changed the index to which it compares its performance because the Russell 2000 Growth Index is considered to be a more appropriate comparison. The indices are unmanaged, weighted by market capitalization and are not available for investment.

                                                                   Since
                                       1 year       5 years      inception*
  Investor A Shares                     -7.46%      15.71%        15.25%
  Investor B Shares                     -6.89%      16.10%        15.75%
  Investor C Shares                     -3.42%        --          10.65%
  Russell 2000 Growth Index            -22.43%       7.14%         7.48%
  Russell 2000 Index                    -3.02%      10.31%        10.70%

        *The inception dates of Investor A Shares, Investor B Shares and
         Investor C Shares are December 12, 1995, December 12, 1995 and September 22, 1997, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]

          There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

          Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees                                      Investor A     Investor B     Investor C
        (Fees paid directly from your investment)               Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                                        5.75%        none            none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                                 none(1)      5.00%(2)         1.00%(3)

        Annual Fund operating expenses(4)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.90%        0.90%            0.90%
        Distribution (12b-1) and shareholder
        servicing fees                                           0.25%        1.00%            1.00%
        Other expenses                                           0.30%        0.30%            0.30%
                                                               ------        -----           ------
        Total annual Fund operating expenses                     1.45%        2.20%            2.20%
        Fee waivers and/or reimbursements                       (0.05)%      (0.05)%          (0.05)%
                                                               ------        -----            -----
        Total net expenses(5)                                    1.40%        2.15%            2.15%
                                                               ======        =====            =====

      (1)A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (2)This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (3)This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

      (4)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

      (5)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


      This example assumes:

      o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                       1 year     3 years     5 years     10 years
  Investor A Shares     $709       $1,003      $1,319      $2,210
  Investor B Shares     $718         $983      $1,375      $2,340
  Investor C Shares     $318         $683      $1,175      $2,530

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                       1 year     3 years     5 years     10 years
  Investor B Shares     $218       $683        $1,175      $2,340
  Investor C Shares     $218       $683        $1,175      $2,530

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Growth Strategies Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

               You'll find more about
               BACAP on page 84.

[GRAPHIC]

             What does a financial services fund invest in?

             The financial services industry includes banks, brokerage firms, asset management firms, insurance companies and transaction processing companies, among others.

 Nations Financial Services Fund


[GRAPHIC]



        Investment objective
        The Fund seeks growth of capital.


[GRAPHIC]

        Principal investment strategies
        The Fund normally invests at least 80% of its assets in equity securities of companies that are principally engaged in the financial services industry. The Fund, which is non-diversified, generally holds 40 to 60 securities. It may invest without limitation in foreign securities.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team identifies stocks using a disciplined analytical process. Starting with a universe of companies across the entire financial sector, the team assesses the investment potential of these companies by evaluating each company's relative competitive position in the industry.


 The team believes that this analysis identifies companies with favorable long-term growth potential, competitive advantages and sensible business strategies.


 The team then uses quantitative analysis to decide when to invest, evaluating each company's earnings trends and stock valuations, among other things, to try to determine when it's reasonably valued.


 In managing the portfolio, the team places an emphasis on companies believed to exhibit certain characteristics, such as companies that:

      o are increasing their revenues along with their earnings

      o can grow their revenues and earnings in a variety of interest rate environments

     o have both marketing expertise and superior technology


 The team may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, and for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing
               in this Fund in Other
               important information
               and in the SAI.

[GRAPHIC]



        Risks and other things to consider
        Nations Financial Services Fund has the following risks:

        o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of the Fund's investments will not rise as high as the team expects, or will fall.
        o Holding fewer investments - The Fund is considered to be non-diversified because it may hold fewer investments than other kinds of equity funds. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Fund will tend to have greater price swings than the value of more diversified equity funds. The Fund may become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.
        o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
        o Concentration risk - The Fund concentrates its investments in financial services companies and will be subject to the risks affecting the financial services industry generally. Legislative and regulatory developments may significantly affect this industry and consequently may subject the Fund's investments to greater market fluctuations. In addition, the Federal Reserve may adjust interest rates which can have a significant impact upon the profitability of financial services companies, and a corresponding impact upon the value of the Fund's investment.
        o Foreign investment risk - Because the Fund may invest without limitation in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.
        o Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.
          This Fund may become a feeder fund if the Board decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens. If the Fund becomes a feeder fund, it will have the additional risks of investing in a master portfolio.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


[GRAPHIC]



        A look at the Fund's performance
        Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.


[GRAPHIC]



        What it costs to invest in the Fund
        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees                                    Investor A     Investor B     Investor C
(Fees paid directly from your investment)             Shares         Shares         Shares
        Maximum sales charge (load)
        imposed on purchases, as a %
        of offering price                            5.75%           none           none
        Maximum deferred sales charge (load) as
        a % of the lower of the original purchase
        price or net asset value                     none(1)         5.00%(2)       1.00%(3)
        Annual Fund operating expenses
        (Expenses that are deducted from the Fund's assets)
        Management fees                              0.75%           0.75%          0.75%
        Distribution (12b-1) and shareholder
        servicing fees                               0.25%           1.00%          1.00%
        Other expenses(4)                            0.55%           0.55%          0.55%
                                                     -----          ------         ------
        Total annual Fund operating expenses(5)      1.55%           2.30%          2.30%
                                                     =====          ======         ======

        (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.


        (2) This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.


        (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.


        (4) Other expenses are based on estimates for the current fiscal year.


        (5) The Fund's investment adviser and/or some of its other service providers have agreed to limit total annual operating expenses to the levels shown above until July 31, 2002. There is no guarantee that these limitations will continue after this date. The investment adviser is entitled to reimbursement from the Fund of any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this agreement if such reimbursements do not cause the Fund's expenses to exceed the existing expense limitations.

[GRAPHIC]





             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

          o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

          o you reinvest all dividends and distributions in the Fund

          o your investment has a 5% return each year

          o the Fund's operating expenses remain the same as shown in the table above


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 year     3 years
  Investor A Shares           $724       $1,037
  Investor B Shares           $733       $1,018
  Investor C Shares           $333         $718

        If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:


                             1 year     3 years
  Investor B Shares           $233       $718
  Investor C Shares           $233       $718

[GRAPHIC]

         Other important information

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 6. The following are some other risks and information you should consider before you invest:

     o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o Holding other kinds of investments - The Funds may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

     o Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Funds may invest up to 25% of their assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Funds.

     o Foreign investment risk - Funds that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments, which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Fund invests in emerging markets there may be other risks involved, such as those of immature economies and less developed and more thinly traded securities markets.

     o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

     o Securities lending program - A Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

     o Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

     o Portfolio turnover - A Fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Funds generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. The annual portfolio turnover rates for Nations Classic Value Fund and Nations Financial Services Fund are expected to be no more than 50% and 100%, respectively. You'll find the portfolio turnover rate for each other Fund in Financial highlights.

[GRAPHIC]

         How the Funds are managed


[GRAPHIC]

             Banc of America Advisors, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BA Advisors is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Funds described in this prospectus.

 BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:


     Annual investment advisory fee, as a % of average daily net assets

                                         Maximum     Actual fee
                                        advisory      paid last
                                           fee       fiscal year
  Nations Convertible Securities Fund        0.65%        0.65%
  Nations Asset Allocation Fund              0.65%        0.63%
  Nations Equity Income Fund                 0.65%        0.54%
  Nations Classic Value Fund                 0.65%          N/A
  Nations Value Fund                         0.65%        0.65%
  Nations Blue Chip Fund1                    0.65%        0.65%
  Nations Strategic Growth Fund              0.65%        0.65%
  Nations Marsico Growth & Income Fund(1)    0.75%        0.75%
  Nations Capital Growth Fund                0.65%        0.65%
  Nations Aggressive Growth Fund             0.65%        0.65%
  Nations Marsico Focused Equities Fund(1)   0.75%        0.75%
  Nations MidCap Growth Fund                 0.65%        0.65%
  Nations Marsico 21st Century Fund(1)       0.75%          N/A
  Nations Small Company Fund                 0.90%        0.84%
  Nations Financial Services Fund            0.75%          N/A

 (1) These Funds don't have their own investment adviser because they invest in Nations Blue Chip Master Portfolio, Nations Marsico Growth & Income Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Marsico 21st Century Master Portfolio, respectively. BA Advisors is the investment adviser to each Master Portfolio.

 Investment sub-advisers
 Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  o change, add or terminate one or more sub-advisers;

  o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  o materially change a sub-advisory agreement with a sub-adviser.


 Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[GRAPHIC]

             Banc of America
             Capital Management, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, LLC
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.


 Currently managing more than $125 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 60 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.


 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.


Fund                                  BACAP Team
  Nations Convertible                 Income Strategies Team
  Securities Fund
  Nations Asset Allocation Fund       Fixed Income Management Team for the fixed
                                      income and money market portions of the Fund
  Nations Equity Income Fund          Income Strategies Team
  Nations Value Fund                  Value Strategies Team
  Nations Strategic Growth Fund       Growth Strategies Team
  Nations Capital Growth Fund         Growth Strategies Team
  Nations Aggressive                  Growth Strategies Team
  Growth Fund
  Nations MidCap Growth Fund          Growth Strategies Team
  Nations Small Company Fund          SmallCap Strategies Team
  Nations Financial Services Fund     Growth Strategies Team

[GRAPHIC]

             Marsico Capital
             Management, LLC

             1200 17th Street
             Suite 1300
             Denver, Colorado 80202

     Marsico Capital Management, LLC


 Marsico Capital is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. Marsico Capital currently has over $13 billion in assets under management.


 Marsico Capital is the investment sub-adviser to:

  o Nations Marsico Growth & Income Master Portfolio

  o Nations Marsico Focused Equities Master Portfolio

  o Nations Marsico 21st Century Master Portfolio


 Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Growth & Income Master Portfolio and Nations Marsico Focused Equities Master Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than 20 years of experience as a securities analyst and portfolio manager.


 James A. Hillary is the portfolio manager of Nations Marsico 21st Century Master Portfolio. Mr. Hillary has eleven years of experience as a securities analyst and portfolio manager and is a founding member of Marsico Capital Management. Prior to joining Marsico Capital in 1997, Mr. Hillary was a portfolio manager at W.H. Reaves, a New Jersey-based money management firm where he managed equity mutual funds and separate accounts. He holds a Bachelor's degree from Rutgers University and a law degree from Fordham University. Mr. Hillary is also a certified public accountant.


 Performance of other stock funds managed by Thomas Marsico
 Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund have been in operation since December 31, 1997, so they have a relatively short performance history. The tables below are designed to show you how similar stock funds managed by Thomas Marsico performed in the past.


 The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Fund. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $6 billion in net assets on August 11, 1997.

 The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.



     Average annual total returns as of August 7, 1997


                                                Janus Twenty
                                                  Fund (%)      S&P 500 (%)
  one year                                         48.21           46.41
  three years                                      32.07           30.63
  five years                                       20.02           20.98
  during the period of Mr. Marsico's management
  (January 31, 1988 to August 7, 1997)             23.38           18.20

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.


 The Janus Growth and Income Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Growth & Income Fund. Mr. Marsico managed the Janus Growth and Income Fund from its inception on May 31, 1991 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $1.7 billion in net assets on August 11, 1997.


 The table below shows the returns for the Janus Growth and Income Fund compared with the S&P 500 for the period ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.



     Average annual total returns as of August 7, 1997


                                                Janus Growth
                                                 and Income
                                                  Fund (%)      S&P 500 (%)
  one year                                         47.77           46.41
  three years                                      31.13           30.63
  five years                                       21.16           20.98
  during the period of Mr. Marsico's management
  (May 31, 1991 to August 7, 1997)                 21.19           18.59

 This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Fund has performed or will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

[GRAPHIC]



             Brandes Investment
             Partners, L.P.

             11988 El Camino Real
             Suite 500
             San Diego, California 92130

 Brandes Investment Partners, L.P.
 Founded in 1974, Brandes is an investment advisory firm with 56 investment professionals who manage more than $50 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.


 Brandes is the investment sub-adviser to Nations Classic Value Fund. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.


 Performance of other stock accounts managed by Brandes
 Nations Classic Value Fund commenced operations on April 16, 2001. The tables below are designed to show you how a composite of similar stock accounts managed by Brandes performed over various periods in the past.


 The accounts comprising the Brandes U.S. Value Equity composite have investment objectives, policies and strategies that are substantially similar to Nations Classic Value Fund. The Brandes U.S. Value Equity composite includes all accounts managed by Brandes that are substantially similar to Nations Classic Value Fund.


 The table below shows the returns for the Brandes U.S. Value Equity composite compared with the Russell 1000 Value Index for the periods ending March 31, 2001 and December 31 of prior years. The returns of the Brandes U.S. Value Equity composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Value Index assume all dividends and distributions have been reinvested.


     Average annual total returns as of March 31, 2001


                                  Brandes
                             U.S. Value Equity      Russell 1000
                              Composite (%)       Value Index (%)
  one year                      47.98%                 0.27%
  three years                    4.09%                 3.85%
  five years                    14.52%                14.24%
  since inception (6/30/91)     15.27%                15.65%

 Annual total returns as of December 31


                Brandes
          U.S. Value Equity      Russell 1000
            Composite (%)       Value Index (%)
  2000       34.46%                7.02%
  1999      (12.45)%               7.35%
  1998        1.69%               15.63%
  1997       32.99%               35.18%
  1996       29.47%               21.64%
  1995       20.98%               38.36%
  1994      ( 3.54)%              (1.98)%
  1993       24.00%               18.07%
  1992       23.40%               13.58%

 This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Fund has performed or will perform in the future.


 Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses. The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards which differ from the method used by the SEC.


 The Brandes composite includes U.S. equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

[GRAPHIC]

             Chicago Equity Partners, LLC

             180 North LaSalle
             Suite 3800
             Chicago, Illinois 60601

 Chicago Equity Partners, LLC
 Chicago Equity is a registered investment adviser and is owned by the firm's senior management. Chicago Equity is the investment sub-adviser to Nations Blue Chip Master Portfolio and is one of two sub-advisers to Nations Asset Allocation Fund.


 Chicago Equity's Equity Management Team is responsible for making the day-to-day investment decisions for Nations Blue Chip Master Portfolio and for the equity portion of Nations Asset Allocation Fund.

[GRAPHIC]

             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


 BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

[GRAPHIC]

             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------
[GRAPHIC]

             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.

[GRAPHIC]

               For more information
               about how to choose a
               share class, contact your
               investment professional or
               call us at 1.800.321.7854.

[GRAPHIC]

               Before you invest,
               please note that,
               over time, distribution
               (12b-1) and shareholder
               servicing fees will increase
               the cost of your investment,
               and may cost you more than
               any sales charges you may
               pay. For more information,
               see How selling and
               servicing agents
               are paid.

[GRAPHIC]

         Choosing a share class

 Before you can invest in the Funds, you'll need to choose a share class. There are three classes of shares of each Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.


                               Investor A                  Investor B             Investor C
                                  Shares                      Shares                 Shares
  Maximum amount         no limit                        $250,000                no limit
  you can buy
  Maximum front-end          5.75%                           none                    none
  sales charge
  Maximum deferred           none(1)                        5.00%(2)               1.00%(3)
  sales charge
  Maximum annual         0.25% distribution              0.75% distribution      0.75% distribution
  distribution             (12b-1)/service               (12b-1) fee and         (12b-1) fee and
  and shareholder        fee                             0.25% service fee       0.25% service fee
  servicing fees
  Conversion feature        none                            yes                     none

 (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

 (2) This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

 (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.


 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.


 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Funds, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Funds. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Funds, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.



[GRAPHIC]

             The offering price per share is the net asset value per share plus any sales charge that applies.

             The net asset value per share is the price of a share calculated by a Fund every business day.


[GRAPHIC]

        About Investor A Shares

        There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.


        Front-end sales charge
        You'll pay a front-end sales charge when you buy Investor A Shares, unless:

        o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge -- Front end sales charges

        o you're reinvesting distributions


        The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.


                                                                     Amount retained
                              Sales charge        Sales charge      by selling agents
                              as a % of the      as a % of the        as a % of the
                             offering price     net asset value      offering price
Amount you bought               per share          per share            per share
$0-$49,999                     5.75%              6.10%               5.00%
$50,000-$99,999                4.50%              4.71%               3.75%
$100,000-$249,999              3.50%              3.63%               2.75%
$250,000-$499,999              2.50%              2.56%               2.00%
$500,000-$999,999              2.00%              2.04%               1.75%
$1,000,000 or more             0.00%              0.00%               1.00%(1)

        (1) 1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25%
            on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

        Contingent deferred sales charge
        If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

        o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.

        The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.


        You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


[GRAPHIC]

        About Investor B Shares

        You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

        Contingent deferred sales charge
        You'll pay a CDSC when you sell your Investor B Shares, unless:

        o you bought the shares on or after January 1, 1996 and before August 1, 1997

        o you received the shares from reinvested distributions

        o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge -- Contingent deferred sales charges

        The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.

If you sell your shares
during the following year:                                    You'll pay a CDSC of:
----------------------------------  -------------------------------------------------------------------------
                                                                                          Shares
                                                                                           you
                                                                                          bought      Shares
                                       Shares                                          on or after     you
                                     you bought       Shares you bought between          1/1/1996     bought
                                        after          8/1/1997 and 11/15/1998          and before    before
                                     11/15/1998       in the following amounts:          8/1/1997    1/1/1996
                                    ------------ ------------------------------------ ------------- ---------
                                                                $250,000-   $500,000-
                                                  $0-$249,999    $499,999   $999,999
  the first year you own them       5.0%         5.0%          3.0%        2.0%         none        5.0%
  the second year you own them      4.0%         4.0%          2.0%        1.0%         none        4.0%
  the third year you own them       3.0%         3.0%          1.0%        none         none        3.0%
  the fourth year you own them      3.0%         3.0%          none        none         none        2.0%
  the fifth year you own them       2.0%         2.0%          none        none         none        2.0%
  the sixth year you own them       1.0%         1.0%          none        none         none        1.0%
  after six years of owning them    none         none          none        none         none        none

        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


        Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.


        About the conversion feature
        Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:


                                     Will convert to Investor A Shares
Investor B Shares you bought            after you've owned them for
  after November 15, 1998                      eight years
  between August 1, 1997
  and November 15, 1998
$0-$249,000                                    nine years
$250,000-$499,999                              six years
$500,000-$999,999                              five years
before August 1, 1997                          nine years

     The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

     Here's how the conversion works:

     o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

     o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

     o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

     o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

     o Conversions are free from federal tax.

[GRAPHIC]

        About Investor C Shares


        There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.


        Contingent deferred sales charge
        You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

        o you received the shares from reinvested distributions

        o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge -- Contingent deferred sales charges


        The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


        Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.

[GRAPHIC]

             Please contact your investment professional for more information about reductions and waivers of sales charges.


             You should tell your investment professional that you may qualify for a reduction or a waiver before buying shares.


             We can change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

        When you might not have to pay a sales charge

        Front-end sales charges
        (Investor A Shares)


        There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

        o Combine purchases you've already made
          Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.

        o Combine purchases you plan to make
          By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

        o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

        o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

        o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

        o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

        o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

        o Combine purchases with family members
          You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.


        The following investors can buy Investor A Shares without paying a front-end sales charge:

        o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

        o banks, trust companies and thrift institutions acting as fiducuaries

        o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Funds within 90 days of the date of distribution

        o Nations Funds' Trustees, Directors and employees of its investment sub-advisers

        o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

        o registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

        o employees or partners of any service provider to the Funds

        o former shareholders of Class B Shares of the Special Equity Portfolio of The Capitol Mutual Funds who held these shares as of January 31, 1994 or received Investor A Shares of Nations Aggressive Growth Fund may buy Investor A Shares of Nations Aggressive Growth Fund without paying a front-end sales charge

        o investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

        o shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

        The following plans can buy Investor A Shares without paying a front-end sales charge:

        o pension, profit-sharing or other employee benefit plans established under Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

        o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

        o have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or

        o sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or

        o be an employer-sponsored plan with at least 100 eligible participants, or

        o be a participant in an alliance program that has signed an agreement with the Fund or a selling agent

        o certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

        Contingent deferred sales charges
        (Investor A, Investor B and Investor C Shares)

        You won't pay a CDSC on the following transactions:

        o shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

        o distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

        o the following retirement plan distributions:

        o lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

        o distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2

        o a tax-free return of an excess contribution to an IRA

        o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

        o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

        o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

        o if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

        o withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000

        We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America Corporation (and its predecessors) and its affiliates, or by current or former trustees or directors of the Nations Funds or other management companies managed by Bank of America.

        You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC]

         Buying, selling and exchanging shares

[GRAPHIC]

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

 You can invest in the Funds through your selling agent or directly from Nations Funds.


 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.


 You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.


 The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.


 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.



                         Ways to
                       buy, sell or            How much you can buy,
                         exchange               sell or exchange                              Other things to know
                    ----------------- ---------------------------------------- -----------------------------------------------------
Buying shares       In a lump sum      minimum initial investment:              There is no limit to the amount you can invest in
                                       o $1,000 for regular accounts            Investor A and C Shares. You can invest up to
                                       o $500 for traditional and Roth IRA      $250,000 in Investor B Shares.
                                         accounts
                                       o $250 for certain fee-based accounts
                                       o no minimum for certain retirement
                                         plan accounts like 401(k) plans and
                                         SEP accounts, but other restrictions
                                         apply
                                       minimum additional investment:
                                       o $100 for all accounts
                    Using our          minimum initial investment:              You can buy shares twice a month, monthly or
                    Systematic         o $100                                   quarterly, using automatic transfers from your
                    Investment Plan    minimum additional investment:           bank account.
                                       o $50
------------------------------------------------------------------------------------------------------------------------------------
Selling shares      In a lump sum      o you can sell up to $50,000 of your     We'll deduct any CDSC from the amount you're
                                         shares by telephone, otherwise there   selling and send you or your selling agent the
                                         are no limits to the amount you can    balance, usually within three business days of
                                         sell                                   receiving your order.
                                       o other restrictions may apply to        If you paid for your shares with a check that
                                         withdrawals from retirement plan       wasn't certified, we'll hold the sale proceeds
                                         accounts                               when you sell those shares for at least 15 days
                                                                                after the trade date of the purchase, or until the
                                                                                check has cleared.
                    Using our          o minimum $25 per withdrawal             Your account balance must be at least $10,000
                    Automatic                                                   to set up the plan. You can make withdrawals
                    Withdrawal Plan                                             twice a month, monthly, quarterly, bi-annually or
                                                                                annually. We'll send your money by check or
                                                                                deposit it directly to your bank account. No CDSC
                                                                                is deducted if you withdraw 12% or less of the
                                                                                value of your shares in a class.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares   In a lump sum      o minimum $1,000 per exchange            You can exchange your Investor A Shares for
                                                                                Investor A shares of any other Nations Fund,
                                                                                except Index Funds. You won't pay a front-end
                                                                                sales charge, CDSC or redemption fee on the
                                                                                shares you're exchanging.
                                                                                You can exchange your Investor B Shares for:
                                                                                o Investor B Shares of any other Nations Fund,
                                                                                except Nations Money Market Funds
                                                                                o Investor B Shares of Nations Reserves Money
                                                                                Market Funds
                                                                                You can exchange your Investor C Shares for:
                                                                                o Investor C Shares of any other Nations Fund,
                                                                                except Nations Money Market Funds
                                                                                o Investor C Shares of Nations Reserves Money
                                                                                Market Funds
                                                                                If you received Investor C Shares of a Fund from
                                                                                an exchange of Investor A Shares of a Managed
                                                                                Index Fund, you can also exchange these shares
                                                                                for Investor A Shares of an Index Fund.
                                                                                You won't pay a CDSC on the shares you're
                                                                                exchanging.
                    Using our          o minimum $25 per exchange               You must already have an investment in the
                    Automatic                                                   Funds into which you want to exchange. You can
                    Exchange                                                    make exchanges monthly or quarterly.
                    Feature

[GRAPHIC]


             A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.


             The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of each Fund at the end of each business day. First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.


 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Fund. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair value. When a Fund uses fair value to price securities it may value those securities higher or lower than another fund that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a Fund could change on days when Fund shares may not be bought or sold.


 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.


     Here's how telephone orders work:

     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]

             The offering price per share is the net asset value per share plus any sales charge that applies.


             The net asset value per share is the price of a share calculated by a Fund every business day.


[GRAPHIC]

        Buying shares


        Here are some general rules for buying shares:

          o You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

          o If we don't receive your money within three business days of receiving your order, we'll refuse the order.

          o Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

          o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.


        Minimum initial investment
        The minimum initial amount you can buy is usually $1,000.


        If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

          o $500 for traditional and Roth individual retirement accounts (IRAs)


          o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

          o $100 using our Systematic Investment Plan

          o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
            IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this


        Minimum additional investment
        You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

[GRAPHIC]



               For more information
               about telephone orders,
               see How orders are
               processed.

 Systematic Investment Plan
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.


     Here's how the plan works:

     o You can buy shares twice a month, monthly or quarterly.

     o You can choose to have us transfer your money on or about the 15th or the last day of the month.

     o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[GRAPHIC]

        Selling shares

        Here are some general rules for selling shares:

          o We'll deduct any CDSC from the amount you're selling and send you the balance.

          o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

          o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

          o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

        We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

          o under certain other circumstances allowed under the 1940 Act

 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.


     Here's how the plan works:

     o Your account balance must be at least $10,000 to set up the plan.

     o If you set up the plan after you've opened your account, your signature must be guaranteed.

     o You can choose to have us transfer your money on or about the 10th or the 25th of the month.

     o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

     o We'll send you a check or deposit the money directly to your bank account.

     o You can cancel the plan by giving your selling agent or us 30 days notice in writing.


 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[GRAPHIC]

             You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]

        Exchanging shares

        You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.


        Here's how exchanges work:

          o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make exchanges into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.


          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.


        Exchanging Investor A Shares
        You can exchange Investor A Shares of a Fund for Investor A Shares of any other Nations Fund, except Index Funds.


        Here are some rules for exchanging Investor A Shares:

          o You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

          o You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

          o You won't pay a redemption fee on the shares you're exchanging. Any redemption fee will be deducted when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Fund.


        Exchanging Investor B Shares
        You can exchange Investor B Shares of a Fund for:

          o Investor B Shares of any other Nations Fund, except Nations Money Market Funds

          o Investor B Shares of Nations Reserves Money Market Funds


        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.


        If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

        Exchanging Investor C Shares
        You can exchange Investor C Shares of a Fund for:

          o Investor C Shares of any other Nations Fund, except Nations Money Market Funds

          o Investor C Shares of Nations Reserves Money Market Funds


        If you received Investor C Shares of a Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.


        You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.


        If you received Daily Shares of a Nations Money Market Fund through an exchange of Investor C Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.


     Here's how automatic exchanges work:

     o Send your request to PFPC in writing or call 1.800.321.7854.

     o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

     o You must already have an investment in the Funds you want to exchange.

     o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

     o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]

         How selling and servicing agents are paid


 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.


 Commissions
 Your selling agent may receive an up-front commission (reallowance) when you buy shares of a Fund. The amount of this commission depends on which share class you choose:

  o up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

  o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

  o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly


 If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.

[GRAPHIC]


             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.

             The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 under the 1940 Act.

             Your selling agent may charge other fees for services provided to your account.

 Distribution (12b-1) and shareholder servicing fees
 Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.


     The amount of the fee depends on the class of shares you own:


                                       Maximum annual distribution (12b-1)
                                         and shareholder servicing fees
                                  (as an annual % of average daily net assets)
 Investor A Shares     0.25% combined distribution (12b-1) and shareholder servicing fee
 Investor B Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
 Investor C Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

 Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.


 The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

    Other compensation
    Selling and servicing agents may also receive:

    o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds


    o additional amounts on all sales of shares:

     o up to 1.00% of the offering price per share of Investor A Shares

     o up to 1.00% of the net asset value per share of Investor B Shares

     o up to 1.00% of the net asset value per share of Investor C Shares

    o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


 This compensation, which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.


 BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]

         Distributions and taxes



[GRAPHIC]

             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.


             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

  About distributions
  A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


 A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.


 All of the Funds distribute any net realized capital gain at least once a year. The frequency of distributions of net investment income varies by Fund:


                                                Frequency of
Fund                                        income distributions
 Nations Convertible Securities Fund             quarterly
 Nations Asset Allocation Fund                   quarterly
 Nations Equity Income Fund                       monthly
 Nations Classic Value Fund                       annually
 Nations Value Fund                               monthly
 Nations Blue Chip Fund                          quarterly
 Nations Strategic Growth Fund                    monthly
 Nations Marsico Growth & Income Fund            quarterly
 Nations Capital Growth Fund                      monthly
 Nations Aggressive Growth Fund                   monthly
 Nations Marsico Focused Equities Fund           quarterly
 Nations MidCap Growth Fund                      quarterly
 Nations Marsico 21st Century Fund               quarterly
 Nations Small Company Fund                       monthly
 Nations Financial Services Fund                  annually

 Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.


 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.


 If you buy shares of a Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and realizes and distributes the gain. This distribution is also subject to tax. Some Funds have built up, or have the potential to build up, high levels of unrealized capital gain.

[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.


[GRAPHIC]

               For more information about
               taxes, please see the SAI.



 How taxes affect your investment
 Distributions that come from net investment income, net short-term capital gain and certain other items generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.


 Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared to shareholders of record in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.


 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Withholding tax
 We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply


  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o the IRS informs us that you're otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.


 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.


 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC]

         Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested. Financial highlights for Investor A, Investor B and Investor C Shares of Nations Classic Value Fund and Nations Financial Services Fund are not provided because these classes of shares had not yet commenced operations during the period indicated.


 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations Small Company Fund for the period ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Convertible Securities Fund                            For a Share outstanding throughout each period

                                                               Year ended          Period ended
Investor A Shares*                                              03/31/01             03/31/00#
 Operating performance:
Net asset value, beginning of period                      $ 22.17               $ 18.31
Net investment income                                       0.51                  0.46
 Net realized and unrealized gain/(loss) on
 investments                                               (2.05)                 5.26
Net increase/(decrease) in net asset value from
 operations                                                (1.54)                 5.72
 Distributions:
Dividends from net investment income                       (0.55)                (0.45)
Distributions from net realized capital gains              (3.97)                (1.41)
 Distributions in excess of net realized capital gains     (0.07)                 --
Total dividends and distributions                          (4.59)                (1.86)
 Net asset value, end of period                           $ 16.04               $ 22.17
Total return++                                             (7.88)%               33.68%
==============================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $315,857              $369,488
Ratio of operating expenses to average net assets           1.24%(a)(b)           1.22%+(b)
 Ratio of net investment income/(loss) to average
 net assets                                                 2.86%                 1.96%+
Portfolio turnover rate                                      73%                   65%
 Ratio of operating expenses to average net assets
 with waivers and/or expense reimbursements                 1.25%(a)              1.23%+

                                                          Period ended     Year ended       Year ended       Year ended
Investor A Shares*                                          05/14/99        02/28/99         02/28/98        02/28/97**
 Operating performance:
Net asset value, beginning of period                       $  17.34     $ 17.28          $ 17.35          $ 16.42
Net investment income                                         0.12        0.51             0.58             0.57
 Net realized and unrealized gain/(loss) on
 investments                                                  0.96        0.25             2.89             2.34
Net increase/(decrease) in net asset value from
 operations                                                   1.08        0.76             3.47             2.91
 Distributions:
Dividends from net investment income                         (0.11)      (0.52)           (0.59)           (0.57)
Distributions from net realized capital gains                   --       (0.18)           (2.95)           (1.41)
 Distributions in excess of net realized capital gains          --         --               --               --
Total dividends and distributions                            (0.11)      (0.70)           (3.54)           (1.98)
 Net asset value, end of period                            $  18.31     $ 17.34          $ 17.28          $ 17.35
Total return++                                                6.25%       4.64%           21.54%           18.53%
==========================================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $352,000     $356,000         $391,000         $309,000
Ratio of operating expenses to average net assets             1.30%+      1.15%(a)         1.10%(a)         1.18%(a)
 Ratio of net investment income/(loss) to average
 net assets                                                   3.07%+      2.97%            3.35%            3.40%
Portfolio turnover rate                                         16%        66%              69%             124%
 Ratio of operating expenses to average net assets
 with waivers and/or expense reimbursements                   1.32%+      1.16%(a)         1.12%(a)         1.19%(a)

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund A Shares, which were reorganized into the Convertible Securities Investor A Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.
                           + Annualized
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Convertible Securities Fund                       For a Share outstanding throughout each period

                                                          Year ended
Investor B Shares*                                         03/31/01
 Operating performance:
Net asset value, beginning of period                      $ 22.06
Net investment income                                       0.35
 Net realized and unrealized gain/(loss) on
 investments                                               (2.00)
Net increase/(decrease) in net asset value from
 operations                                                (1.65)
 Distributions:
Dividends from net investment income                       (0.45)
Distributions from net realized capital gains              (3.97)
 Distributions in excess of net realized capital gains     (0.07)
Total dividends and distributions                          (4.49)
 Net asset value, end of period                           $ 15.92
Total return++                                             (8.49)%
======================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $49,763
Ratio of operating expenses to average net assets           1.99%(a)(b)
 Ratio of net investment income to average net
 assets                                                     2.08%
Portfolio turnover rate                                      73%
 Ratio of operating expenses to average net assets
 with waivers and/or expense reimbursements                 2.00%(a)


                                                            Period ended     Period ended     Period ended
Investor B Shares*                                            03/31/00#        05/14/99        02/28/99**
 Operating performance:
Net asset value, beginning of period                     $ 18.27            $ 17.30        $ 17.67
Net investment income                                      0.44               0.09           0.22
 Net realized and unrealized gain/(loss) on
 investments                                               5.12               0.96          (0.17)
Net increase/(decrease) in net asset value from
 operations                                                5.56               1.05           0.05
 Distributions:
Dividends from net investment income                      (0.36)             (0.08)         (0.24)
Distributions from net realized capital gains             (1.41)               --           (0.18)
 Distributions in excess of net realized capital gains      --                 --             --
Total dividends and distributions                         (1.77)             (0.08)         (0.42)
 Net asset value, end of period                          $ 22.06            $ 18.27        $ 17.30
Total return++                                            32.76%              6.10%          0.44%
============================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $11,175            $4,000         $3,000
Ratio of operating expenses to average net assets          1.97%+(b)          2.06%+         1.96%+(a)
 Ratio of net investment income to average net
 assets                                                    1.21%+             2.34%+         2.14%+
Portfolio turnover rate                                     65%                16%            66%
 Ratio of operating expenses to average net assets
 with waivers and/or expense reimbursements                1.98%+             2.08%+         1.97%+(a)

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund B Shares, which were reorganized into the Convertible Securities Investor B Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Convertible Securities Investor B Shares commenced operations on July 15, 1998.
                           + Annualized
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Convertible Securities Fund              For a Share outstanding throughout each period

                                                               Year ended          Period ended
Investor C Shares*                                              03/31/01             03/31/00#
 Operating performance:
Net asset value, beginning of period                      $ 22.23               $ 18.35
Net investment income                                       0.35                  0.38
 Net realized and unrealized gain/(loss) on
 investments                                               (2.02)                 5.22
Net increase/(decrease) in net asset value from
 operations                                                (1.67)                 5.60
 Distributions:
Dividends from net investment income                       (0.44)                (0.31)
Distributions from net realized capital gains              (3.97)                (1.41)
 Distributions in excess of net realized capital gains     (0.07)                 --
Total dividends and distributions                          (4.48)                (1.72)
 Net asset value, end of period                           $ 16.08               $ 22.23
Total return++                                             (8.50)%               32.81%
============================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $9,827                $3,033
Ratio of operating expenses to average net assets           1.99%(a)(b)           1.97%+(b)
 Ratio of net investment income to average net
 assets                                                     2.08%                 1.21%+
Portfolio turnover rate                                      73%                   65%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              2.00%(a)              1.98%+

                                                          Period ended     Year ended     Year ended   Period ended
Investor C Shares*                                          05/14/99        02/28/99       02/28/98     02/28/97**
 Operating performance:
Net asset value, beginning of period                     $ 17.37        $ 17.24          $ 17.30      $ 16.24
Net investment income                                      0.10           0.40             0.48         0.32
 Net realized and unrealized gain/(loss) on
 investments                                               0.97           0.31             2.89         2.43
Net increase/(decrease) in net asset value from
 operations                                                1.07           0.71             3.37         2.75
 Distributions:
Dividends from net investment income                      (0.09)         (0.40)           (0.48)       (0.28)
Distributions from net realized capital gains               --           (0.18)           (2.95)       (1.41)
 Distributions in excess of net realized capital gains      --             --                --          --
Total dividends and distributions                         (0.09)         (0.58)           (3.43)       (1.69)
 Net asset value, end of period                          $ 18.35        $ 17.37          $ 17.24      $ 17.30
Total return++                                             6.17%          4.29%           20.97%       17.47%
=====================================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $4,000         $4,000           $3,000       $1,000
Ratio of operating expenses to average net assets          1.80%+         1.65%(a)         1.60%        1.66%+
 Ratio of net investment income to average net
 assets                                                    2.56%+         2.45%            2.85%        2.85%+
Portfolio turnover rate                                     16%            66%               69%        124%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             2.07%+         1.91%(a)         1.86%        1.91%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund K Shares, which were reorganized into the Convertible Securities Investor C Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Convertible Securities Investor C Shares commenced operations on October 21, 1996.
                           + Annualized
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Asset Allocation Fund           For a Share outstanding throughout each period

                                                            Year ended             Period ended
Investor A Shares*,***                                      03/31/01#                03/31/00#
 Operating performance:
Net asset value, beginning of period                  $ 24.35                  $ 23.40
Net investment income                                   0.50                     0.43
 Net realized and unrealized gain/(loss) on
 investments                                           (2.82)                    1.59
Net increase/(decrease) in net asset value from
 operations                                            (2.32)                    2.02
 Distributions:
Dividends from net investment income                   (0.50)                   (0.35)
Distributions from net realized capital gains          (1.21)                   (0.72)
 Total dividends and distributions                     (1.71)                   (1.07)
Net asset value, end of period                        $ 20.32                  $ 24.35
 Total return++                                       (10.05)%                   8.99%
===============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $231,520                 $83,412
 Ratio of operating expenses to average net assets      1.23%(a)(b)              1.20%+(a)(b)
Ratio of net investment income/(loss) to average
 net assets                                             2.20%                    1.60%+
 Portfolio turnover rate                                  88%                     84%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.25%(a)                 1.27%+(a)

                                                      Period ended   Year ended   Year ended   Year ended
Investor A Shares*,***                                  05/14/99       2/28/99      2/28/98    2/28/97**
 Operating performance:
Net asset value, beginning of period                  $ 22.50        $ 21.41      $ 19.40      $ 17.52
Net investment income                                   0.10           0.55         0.52         0.48
 Net realized and unrealized gain/(loss) on
 investments                                            0.91           2.48         3.72         2.50
Net increase/(decrease) in net asset value from
 operations                                             1.01           3.03         4.24         2.98
 Distributions:
Dividends from net investment income                   (0.11)          (0.45)       (0.47)       (0.46)
Distributions from net realized capital gains             --           (1.49)       (1.76)       (0.64)
 Total dividends and distributions                     (0.11)          (1.94)       (2.23)       (1.10)
Net asset value, end of period                        $ 23.40        $ 22.50      $ 21.41      $ 19.40
 Total return++                                         4.50%          14.72%       23.07%       17.64%
=========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $72,000        $72,000      $49,000      $35,000
 Ratio of operating expenses to average net assets      1.18%+          0.94%        1.03%        1.25%
Ratio of net investment income/(loss) to average
 net assets                                             2.01%+          2.64%        2.67%        2.59%
 Portfolio turnover rate                                  20%            114%          67%         116%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.20%+          0.94%        1.09%        1.94%

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund A Shares, which were reorganized into the Asset Allocation Investor A Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
                           *** Seafirst Shares converted into Investor A Shares on June 23, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Asset Allocation Fund                   For a Share outstanding throughout each period

                                                       Year ended
Investor B Shares*                                     03/31/01#
 Operating performance:
Net asset value, beginning of period                  $ 24.24
Net investment income                                   0.33
 Net realized and unrealized gain/(loss) on
 investments                                           (2.81)
Net increase/(decrease) in net asset value from
 operations                                            (2.48)
 Distributions:
Dividends from net investment income                   (0.33)
Distributions from net realized capital gains          (1.21)
 Total dividends and distributions                     (1.54)
Net asset value, end of period                        $ 20.22
 Total return++                                       (10.73)%
==============================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $104,745
 Ratio of operating expenses to average net assets      1.98%(a)(b)
Ratio of net investment income to average net
 assets                                                 1.45%
 Portfolio turnover rate                                  88%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.00%(a)



                                                           Period ended        Period ended   Period ended
Investor B Shares*                                           03/31/00#           05/14/99      02/28/99**
 Operating performance:
Net asset value, beginning of period                   $ 23.32                 $ 22.45       $ 23.17
Net investment income                                    0.47                    0.06          0.22
 Net realized and unrealized gain/(loss) on
 investments                                             1.39                    0.89          0.75
Net increase/(decrease) in net asset value from
 operations                                              1.86                    0.95          0.97
 Distributions:
Dividends from net investment income                    (0.22)                 ((0.08)        (0.20)
Distributions from net realized capital gains           (0.72)                     --         (1.49)
 Total dividends and distributions                      (0.94)                  (0.08)        (1.69)
Net asset value, end of period                         $ 24.24                 $ 23.32       $ 22.45
 Total return++                                          8.31%                   4.26%         4.59%
=====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $121,644                $10,000       $6,000
 Ratio of operating expenses to average net assets       1.95%+(a)(b)            1.95%+        1.74%+
Ratio of net investment income to average net
 assets                                                  0.85%+                  1.26%+        1.92%+
 Portfolio turnover rate                                  84%                      20%         114%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           2.02%+(a)               1.97%+        1.74%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund B Shares, which were reorganized into the Asset Allocation Investor B Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Asset Allocation Investor B Shares commenced operations on July 15, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Asset Allocation Fund                   For a Share outstanding throughout each period

                                                            Year ended             Period ended
Investor C Shares*                                          03/31/01#                03/31/00#
 Operating performance:
Net asset value, beginning of period                  $ 24.27                  $ 23.33
Net investment income                                   0.33                     0.42
 Net realized and unrealized gain/(loss) on
 investments                                           (2.82)                    1.43
Net increase/(decrease) in net asset value from
 operations                                            (2.49)                    1.85
 Distributions:
Dividends from net investment income                   (0.33)                   (0.19)
Distributions from net realized capital gains          (1.21)                   (0.72)
 Total dividends and distributions                     (1.54)                   (0.91)
Net asset value, end of period                        $ 20.24                  $ 24.27
 Total return++                                       (10.74)%                   8.24%
==============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $ 2,532                  $2,305
 Ratio of operating expenses to average net assets      1.98%(a)(b)              1.95%+(a)(b)
Ratio of net investment income to average net
 assets                                                 1.45%                    0.85%+
 Portfolio turnover rate                                  88%                     84%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.00%(a)                 2.02%+(a)



                                                      Period ended   Year ended   Year ended   Period ended
Investor C Shares*                                      05/14/99      02/28/99     02/28/98     02/28/97**
 Operating performance:
Net asset value, beginning of period                 $ 22.45        $ 21.36      $ 19.40      $ 17.23
Net investment income                                  0.05           0.44         0.41         0.19
 Net realized and unrealized gain/(loss) on
 investments                                           0.92           2.49         3.66         2.80
Net increase/(decrease) in net asset value from
 operations                                            0.97           2.93         4.07         2.99
 Distributions:
Dividends from net investment income                  (0.09)         (0.35)       (0.36)       (0.18)
Distributions from net realized capital gains           --           (1.49)       (1.75)       (0.64)
 Total dividends and distributions                    (0.09)         (1.84)       (2.11)       (0.82)
Net asset value, end of period                       $ 23.33        $ 22.45      $ 21.36      $ 19.40
 Total return++                                        4.31%         14.23%       22.10%       17.69%
===========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $2,000         $2,000       $2,000       $1,000
 Ratio of operating expenses to average net assets     1.67%+         1.44%        1.52%        1.94%+
Ratio of net investment income to average net
 assets                                                1.52%+         2.14%        2.17%        2.31%+
 Portfolio turnover rate                                20%            114%          67%        116%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.96%+         1.69%        1.58%        3.26%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund K Shares, which were reorganized into the Asset Allocation Investor C Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Asset Allocation Investor C Shares commenced operations on November 11, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Equity Income Fund                      For a Share outstanding throughout each year

                                                               Year                   Year
                                                              ended                   ended
Investor A Shares                                            03/31/01               03/31/00
 Operating performance:
Net asset value, beginning of year                    $ 11.52                 $ 11.31
Net investment income                                   0.09                    0.12
 Net realized and unrealized gain/(loss) on
 investments                                           (2.28)                   0.36
Net increase/(decrease) in net asset value from
 operations                                            (2.19)                   0.48
 Distributions:
Dividends from net investment income                   (0.08)                  (0.12)
Distributions from net realized capital gains          (0.53)                  (0.15)
 Total dividends and distributions                     (0.61)                  (0.27)
Net asset value, end of year                          $  8.72                 $ 11.52
 Total return++                                       (19.75)%                  4.26%
==========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $21,475                 $33,569
 Ratio of operating expenses to average net assets      1.12%(a)(b)             1.10%(a)(b)
Ratio of net investment income to average net
 assets                                                 0.81%                   1.00%
 Portfolio turnover rate                                 139%                    54%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.12%(a)                1.10%(a)



                                                              Year                Year             Year
                                                              ended               ended            ended
Investor A Shares                                           03/31/99#           03/31/98#        03/31/97
 Operating performance:
Net asset value, beginning of year                    $ 13.89               $ 12.26          $ 13.11
Net investment income                                   0.20                  0.26             0.36
 Net realized and unrealized gain/(loss) on
 investments                                           (1.45)                 3.77             1.58
Net increase/(decrease) in net asset value from
 operations                                            (1.25)                 4.03             1.94
 Distributions:
Dividends from net investment income                   (0.20)                (0.24)           (0.38)
Distributions from net realized capital gains          (1.13)                (2.16)           (2.41)
 Total dividends and distributions                     (1.33)                (2.40)           (2.79)
Net asset value, end of year                          $ 11.31               $ 13.89          $ 12.26
 Total return++                                       ( 9.87)%               36.92%           15.30%
=========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $51,278               $68,006          $47,891
 Ratio of operating expenses to average net assets      1.05%(a)(b)           1.11%(a)         1.16%(a)
Ratio of net investment income to average net
 assets                                                 1.67%                 1.97%            2.84%
 Portfolio turnover rate                                 69%                   74%             102%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.05%(a)              1.11%(a)         1.16%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Equity Income Fund                          For a Share outstanding throughout each year
                                                            Year ended             Year ended
Investor B Shares                                            03/31/01               03/31/00
 Operating performance:
Net asset value, beginning of year                    $ 11.51                 $ 11.31
Net investment income                                   0.00 ##                 0.03
 Net realized and unrealized gain/(loss) on
 investments                                           (2.26)                  0.36
Net increase/(decrease) in net asset value from
 operations                                            (2.26)                  0.39
 Distributions:
Dividends from net investment income                   (0.02)                 (0.04)
Distributions from net realized capital gains          (0.53)                 (0.15)
 Total dividends and distributions                     (0.55)                 (0.19)
Net asset value, end of year                          $  8.70                 $ 11.51
 Total return++                                       (20.35)%                  3.43%
=====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $42,724                 $73,966
 Ratio of operating expenses to average net assets      1.87%(a)(b)             1.85%(a)(b)
Ratio of net investment income to average net
 assets                                                 0.06%                   0.25%
 Portfolio turnover rate                                 139%                    54%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.87%(a)                1.85%(a)



                                                            Year ended          Year ended       Year ended
Investor B Shares                                           03/31/99#            03/31/98#        03/31/97
 Operating performance:
Net asset value, beginning of year                    $ 13.87                $ 12.25          $ 13.10
Net investment income                                   0.11                   0.17             0.31
 Net realized and unrealized gain/(loss) on
 investments                                           (1.45)                 3.77             1.57
Net increase/(decrease) in net asset value from
 operations                                            (1.34)                 3.94             1.88
 Distributions:
Dividends from net investment income                   (0.09)                 (0.16)           (0.32)
Distributions from net realized capital gains          (1.13)                 (2.16)           (2.41)
 Total dividends and distributions                     (1.22)                 (2.32)           (2.73)
Net asset value, end of year                          $11.31                $ 13.87          $ 12.25
 Total return++                                       (10.49)%                36.02%           14.76%
===========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $107,747               $144,929         $108,055
 Ratio of operating expenses to average net assets      1.80%(a)(b)            1.78%(a)         1.66%(a)
Ratio of net investment income to average net
 assets                                                 0.92%                  1.30%            2.34%
 Portfolio turnover rate                                  69%                   74%             102%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.80%(a)               1.78%(a)         1.66%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Equity Income Fund                      For a Share outstanding throughout each year

                                                            Year ended             Year ended
Investor C Shares                                            03/31/01               03/31/00
 Operating performance:
Net asset value, beginning of year                    $ 11.66                 $ 11.45
Net investment income                                   0.00 ##                 0.03
 Net realized and unrealized gain/(loss) on
 investments                                            (2.29)                  0.37
Net increase/(decrease) in net asset value from
 operations                                             (2.29)                  0.40
 Distributions:
Dividends from net investment income                    (0.02)                 (0.04)
Distributions from net realized capital gains           (0.53)                 (0.15)
 Total dividends and distributions                      (0.55)                 (0.19)
Net asset value, end of year                          $  8.82                 $ 11.66
 Total return++                                       (20.34)%                  3.46%
=====================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $ 2,719                 $4,365
 Ratio of operating expenses to average net assets      1.87%(a)(b)             1.85%(a)(b)
Ratio of net investment income to average net
 assets                                                 0.06%                   0.25%
 Portfolio turnover rate                                 139%                    54%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.87%(a)                1.85%(a)



                                                            Year ended          Year ended       Year ended
Investor C Shares                                           03/31/99#            03/31/98#        03/31/97
 Operating performance:
Net asset value, beginning of year                    $ 14.01                $ 12.35          $ 13.19
Net investment income                                   0.12                   0.18             0.33
 Net realized and unrealized gain/(loss) on
 investments                                           (1.44)                  3.83             1.59
Net increase/(decrease) in net asset value from
 operations                                            (1.32)                  4.01             1.92
 Distributions:
Dividends from net investment income                   (0.11)                 (0.19)           (0.35)
Distributions from net realized capital gains          (1.13)                 (2.16)           (2.41)
 Total dividends and distributions                     (1.24)                 (2.35)           (2.76)
Net asset value, end of year                          $ 11.45                $ 14.01          $ 12.35
 Total return++                                       (10.28)%                36.28%           15.01%
=========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $ 5,801                $10,348          $5,007
 Ratio of operating expenses to average net assets      1.64%(a)(b)            1.69%(a)         1.41%(a)
Ratio of net investment income to average net
 assets                                                 1.08%                  1.39%            2.59%
 Portfolio turnover rate                                  69%                   74%             102%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.80%(a)               1.69%(a)         1.41%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Value Fund                                  For a Share outstanding throughout each year

                                                    Year ended             Year ended
Investor A Shares                                   03/31/01               03/31/00#
 Operating performance:
Net asset value, beginning of year                $ 16.24                $ 18.16
Net investment income                               0.14                   0.07
 Net realized and unrealized gain/(loss) on
 investments                                       (0.43)                 (0.07)
Net increase/(decrease) in net asset value from
 operations                                        (0.29)                --
 Distributions:
Dividends from net investment income               (0.15)                 (0.06)
Distributions from net realized capital gains      (3.42)                 (1.86)
 Total dividends and distributions                 (3.57)                 (1.92)
Net asset value, end of year                      $ 12.38                $ 16.24
 Total return++                                   ( 2.29)%               ( 0.47)%
=======================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                $65,975                $94,256
 Ratio of operating expenses to average net
 assets                                             1.19%(a)(b)            1.18%(a)(b)
Ratio of net investment income to average net
 assets                                             1.03%                  0.40%
 Portfolio turnover rate                            181%                    95%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.19%(a)               1.18%(a)



                                                       Year ended          Year ended       Year ended
Investor A Shares                                       03/31/99#           03/31/98#        03/31/97
 Operating performance:
Net asset value, beginning of year                $ 19.92               $ 17.87          $ 16.60
Net investment income                               0.09                  0.15             0.21
 Net realized and unrealized gain/(loss) on
 investments                                        0.63                  5.98             2.70
Net increase/(decrease) in net asset value from
 operations                                         0.72                  6.13             2.91
 Distributions:
Dividends from net investment income               (0.09)                (0.14)           (0.22)
Distributions from net realized capital gains      (2.39)                (3.94)           (1.42)
 Total dividends and distributions                 (2.48)                (4.08)           (1.64)
Net asset value, end of year                      $ 18.16               $ 19.92          $ 17.87
 Total return++                                     3.96%                38.22%           17.80%
====================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                $136,691              $149,167         $70,305
 Ratio of operating expenses to average net
 assets                                             1.19%(a)(b)           1.20%(a)         1.22%(a)
Ratio of net investment income to average net
 assets                                             0.51%                 0.79%            1.26%
 Portfolio turnover rate                             38%                   79%              47%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                     1.19%(a)              1.20%(a)         1.22%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Value Fund                                        For a Share outstanding throughout each year

                                                           Year ended             Year ended
Investor B Shares                                           03/31/01               03/31/00#
 Operating performance:
Net asset value, beginning of year                    $ 16.00                $ 18.00
Net investment income                                   0.04                  (0.06)
 Net realized and unrealized gain/(loss) on
 investments                                           (0.43)                 (0.08)
Net increase/(decrease) in net asset value from
 operations                                            (0.39)                 (0.14)
 Distributions:
Dividends from net investment income                   (0.06)                 (0.00)##
Distributions from net realized capital gains          (3.42)                 (1.86)
 Total dividends and distributions                     (3.48)                 (1.86)
Net asset value, end of year                          $ 12.13                $ 16.00
 Total return++                                        (3.05)%                (1.24)%
===============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $93,064                $124,000
 Ratio of operating expenses to average net assets      1.94%(a)(b)            1.93%(a)(b)
Ratio of net investment income to average net
 assets                                                 0.28%                 (0.35)%
 Portfolio turnover rate                                181%                    95%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.94%(a)               1.93%(a)



                                                           Year ended          Year ended       Year ended
Investor B Shares                                           03/31/99#           03/31/98#        03/31/97
 Operating performance:
Net asset value, beginning of year                    $ 19.81               $ 17.81          $ 16.55
Net investment income                                 ( 0.05)                 0.02             0.14
 Net realized and unrealized gain/(loss) on
 investments                                            0.63                  5.96             2.68
Net increase/(decrease) in net asset value from
 operations                                             0.58                  5.98             2.82
 Distributions:
Dividends from net investment income                     --                  (0.04)           (0.14)
Distributions from net realized capital gains          (2.39)                (3.94)           (1.42)
 Total dividends and distributions                     (2.39)                (3.98)           (1.56)
Net asset value, end of year                          $ 18.00               $ 19.81          $ 17.81
 Total return++                                         3.11%                37.29%           17.21%
===========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $154,025              $149,635         $99,999
 Ratio of operating expenses to average net assets      1.94%(a)(b)           1.87%(a)         1.72%(a)
Ratio of net investment income to average net
 assets                                                (0.24)%                0.12%            0.76%
 Portfolio turnover rate                                 38%                   79%              47%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.94%(a)              1.87%(a)         1.72%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Value Fund                                        For a Share outstanding throughout each year

                                                           Year ended             Year ended
Investor C Shares                                           03/31/01               03/31/00#
 Operating performance:
Net asset value, beginning of year                    $ 15.99                $ 17.98
Net investment income                                   0.04                  (0.06)
 Net realized and unrealized gain/(loss) on
 investments                                           (0.42)                 (0.07)
Net increase/(decrease) in net asset value from
 operations                                            (0.38)                 (0.13)
 Distributions:
Dividends from net investment income                   (0.06)                 (0.00)##
Distributions from net realized capital gains          (3.42)                 (1.86)
 Total dividends and distributions                     (3.48)                 (1.86)
Net asset value, end of year                          $ 12.13                $ 15.99
 Total return++                                        (2.98)%                (1.18)%
============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $8,479                 $10,042
 Ratio of operating expenses to average net assets      1.94%(a)(b)            1.93%(a)(b)
Ratio of net investment income to average net
 assets                                                 0.28%                ( 0.32)%
 Portfolio turnover rate                                181%                    95%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.94%(a)               1.93%(a)



                                                           Year ended          Year ended       Year ended
Investor C Shares                                           03/31/99#           03/31/98#        03/31/97
 Operating performance:
Net asset value, beginning of year                    $ 19.75               $ 17.75          $ 16.50
Net investment income                                  (0.02)                 0.04             0.17
 Net realized and unrealized gain/(loss) on
 investments                                            0.65                  5.95             2.68
Net increase/(decrease) in net asset value from
 operations                                             0.63                  5.99             2.85
 Distributions:
Dividends from net investment income                   (0.01)                (0.05)           (0.18)
Distributions from net realized capital gains          (2.39)                (3.94)           (1.42)
 Total dividends and distributions                     (2.40)                (3.99)           (1.60)
Net asset value, end of year                          $ 17.98               $ 19.75          $ 17.75
 Total return++                                         3.39%                37.55%           17.51%
===========================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $12,106               $13,969          $6,519
 Ratio of operating expenses to average net assets      1.70%(a)(b)           1.78%(a)         1.47%(a)
Ratio of net investment income to average net
 assets                                                 0.00%                 0.21%            1.01%
 Portfolio turnover rate                                 38%                   79%              47%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.94%(a)              1.78%(a)         1.47%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01 per share.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Blue Chip Fund                                     For a Share outstanding throughout each period


                                                            Year ended   Period ended
Investor A Shares*,***                                      03/31/01#      03/31/00#
 Operating performance:
Net asset value, beginning of period                       $  37.24      $ 35.92
Net investment income/(loss)                                 (0.01)        0.02
 Net realized and unrealized gain/(loss) on investments      (8.14)        4.65
Net increase/(decrease) in net asset value from
 operations                                                  (8.15)        4.67
 Distributions:
Dividends from net investment income                         0.00 ##         --
Distributions from net realized capital gains                (2.18)       (3.35)
 Distributions in excess of net realized capital gains       (0.44)         --
Total dividends and distributions                            (2.62)       (3.35)
 Net asset value, end of period                            $  26.47      $ 37.24
Total return++                                              (23.30)%      14.10%
====================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $603,622      $394,071
Ratio of operating expenses to average net assets             1.21%        1.20%+
 Ratio of net investment income/(loss) to average net
 assets                                                      (0.02)%      (0.08)%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements                1.21%        1.23%+



                                                           Period ended   Year ended   Year ended   Year ended
Investor A Shares*,***                                       05/14/99      02/28/99     02/28/98    02/28/97**
 Operating performance:
Net asset value, beginning of period                       $ 33.43        $ 29.90      $ 25.22      $ 20.53
Net investment income/(loss)                                 0.00 ##         0.09         0.16         0.23
 Net realized and unrealized gain/(loss) on investments      2.49            5.26         7.91         5.21
Net increase/(decrease) in net asset value from
 operations                                                  2.49            5.35         8.07         5.44
 Distributions:
Dividends from net investment income                           --            (0.10)       (0.15)       (0.22)
Distributions from net realized capital gains                  --            (1.72)       (3.24)       (0.53)
 Distributions in excess of net realized capital gains        --               --           --           --
Total dividends and distributions                              --            (1.82)       (3.39)       (0.75)
 Net asset value, end of period                            $ 35.92        $ 33.43      $ 29.90      $ 25.22
Total return++                                               7.45%           18.58%       33.96%       27.01%
=============================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $423,000       $401,000     $288,000     $153,000
Ratio of operating expenses to average net assets            1.29%+           1.16%        1.18%        1.28%
 Ratio of net investment income/(loss) to average net
 assets                                                     (0.03)%+          0.31%        0.63%        0.99%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               1.33%+           1.17%        1.22%        1.71%

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund A Shares, which were reorganized into the Blue Chip Investor A Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.
                           *** Seafirst Shares converted into Investor A Shares on June 23, 2000
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method. ## Amount represents less than $0.01.

Nations Blue Chip Fund                                     For a Share outstanding throughout each period

                                                            Year ended     Period ended     Period ended     Period ended
Investor B Shares*                                           03/31/01#       03/31/00#        05/14/99        02/28/99**
 Operating performance:
Net asset value, beginning of period                       $ 36.80        $ 35.77          $ 33.34          $ 33.73
Net investment loss                                         (0.25)         (0.26)           (0.02)           (0.05)
 Net realized and unrealized gain/(loss) on
 investments                                                (7.98)          4.64             2.45             1.39
Net increase/(decrease) in net asset value from
 operations                                                 (8.23)          4.38             2.43             1.34
 Distributions:
Dividends from net investment income                           --            --               --             (0.01)
Distributions from net realized capital gains               (2.18)         (3.35)             --             (1.72)
 Distributions in excess of net realized capital gains      (0.44)           --               --               --
Total dividends and distributions                           (2.62)         (3.35)             --             (1.73)
 Net asset value, end of period                            $ 25.95        $ 36.80          $ 35.77          $ 33.34
Total return++                                             (23.85)%        13.37%            7.29%            4.53%
=======================================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $75,623        $75,538          $21,000          $13,000
Ratio of operating expenses to average net assets            1.96%          1.95%+           2.05%+           1.97%+
 Ratio of net investment loss to average net assets         (0.77)%        (0.83)%+         (0.77)%+         (0.58)%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements               1.96%          1.98%+           2.09%+           1.99%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund B Shares, which were reorganized into the Blue Chip Investor B Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Blue Chip Investor B Shares commenced operations on July 15, 1998.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Blue Chip Fund                                    For a Share outstanding throughout each period

                                                          Year ended   Period ended
Investor C Shares*                                         03/31/01#     03/31/00#
 Operating performance:
Net asset value, beginning of period                     $ 36.71      $ 35.69
Net investment income/(loss)                              (0.25)       (0.24)
 Net realized and unrealized gain/(loss) on
 investments                                              (7.97)        4.61
Net increase/(decrease) in net asset value from
 operations                                               (8.22)        4.37
 Distributions:
Dividends from net investment income                         --          --
Distributions from net realized capital gains             (2.18)       (3.35)
 Distributions in excess of net realized capital gains    (0.44)        --
Total dividends and distributions                         (2.62)       (3.35)
 Net asset value, end of period                          $ 25.87      $ 36.71
Total return++                                           (23.84)%      13.35%
================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period in (000's)                     $17,034      $17,123
Ratio of operating expenses to average net assets          1.96%        1.95%+
 Ratio of net investment income/(loss) to average
 net assets                                               (0.77)%      (0.83)%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.96%        1.98%+



                                                          Period ended   Year ended   Year ended   Period ended
Investor C Shares*                                          05/14/99      02/28/99     02/28/98     02/28/97**
 Operating performance:
Net asset value, beginning of period                     $ 33.24         $ 29.79     $ 25.20      $ 20.38
Net investment income/(loss)                              (0.04)          (0.06)       0.04         0.07
 Net realized and unrealized gain/(loss) on
 investments                                               2.49            5.23        7.83         5.35
Net increase/(decrease) in net asset value from
 operations                                                2.45            5.17        7.87         5.42
 Distributions:
Dividends from net investment income                        --               --       (0.04)       (0.07)
Distributions from net realized capital gains               --            (1.72)      (3.24)       (0.53)
 Distributions in excess of net realized capital gains      --               --          --          --
Total dividends and distributions                           --            (1.72)      (3.28)       (0.60)
 Net asset value, end of period                          $ 35.69         $ 33.24     $ 29.79      $ 25.20
Total return++                                             7.37%          17.96%      33.08%       26.96%
==============================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period in (000's)                     $15,000         $13,000     $7,000       $1,000
Ratio of operating expenses to average net assets          1.80%+          1.66%       1.67%        1.92%+
 Ratio of net investment income/(loss) to average
 net assets                                               (0.54)%+        (0.22)%      0.12%        0.45%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             2.08%+          1.92%       1.69%        2.12%+

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund K Shares, which were reorganized into the Blue Chip Investor C Shares as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.
                           ** Blue Chip Investor C Shares commenced operations on November 11, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.

Nations Strategic Growth Fund                               For a Share outstanding throughout each period

                                                            Year ended          Period ended
Investor A Shares                                            03/31/01            03/31/00*#
 Operating performance:
Net asset value, beginning of period                   $ 16.98                 $ 13.88
Net investment income/(loss)                            (0.04)                  (0.03)
 Net realized and unrealized gain/(loss) on
 investments                                            (4.47)                   3.19
Net increase/(decrease) in net asset value from
 operations                                             (4.51)                   3.16
 Distributions:
 Distributions from net realized capital gains          (0.03)                  (0.06)
Net asset value, end of period                         $ 12.44                 $ 16.98
 Total return++                                        (26.62)%                 22.86%
==========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $11,895                 $5,503
 Ratio of operating expenses to average net
 assets                                                  1.19%(a)(b)             1.22%+
Ratio of net investment income/(loss) to average
 net assets                                             (0.34)%                 (0.35)%+
 Portfolio turnover rate                                   56%                    23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.19%(a)                1.22%+

                           * Strategic Growth Fund Investor A Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Strategic Growth Fund                         For a Share outstanding throughout each period

                                                    Year ended             Period ended
Investor B Shares                                      03/31/01               03/31/00*#
 Operating performance:
Net asset value, beginning of period                   $ 16.90                 $ 13.88
Net investment income/(loss)                            (0.14)                  (0.10)
 Net realized and unrealized gain/(loss) on
 investments                                            (4.44)                   3.18
Net increase/(decrease) in net asset value from
 operations                                             (4.58)                   3.08
 Distributions:
Distributions from net realized capital gains           (0.03)                  (0.06)
Net asset value, end of period                         $ 12.29                 $ 16.90
 Total return++                                        (27.16)%                 22.29%
===========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period in (000's)                   $ 6,758                 $4,934
 Ratio of operating expenses to average net
 assets                                                  1.94%(a)(b)             1.97%+
Ratio of net investment income/(loss) to average
 net assets                                             (1.09)%                 (1.10)%+
 Portfolio turnover rate                                   56%                    23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.94%(a)                1.97%+

                           * Strategic Growth Fund Investor B Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Strategic Growth Fund                               For a Share outstanding throughout each period

                                                      Year ended             Period ended
Investor C Shares                                      03/31/01               03/31/00*#
 Operating performance:
Net asset value, beginning of period                   $ 16.92                 $ 13.88
Net investment income/(loss)                            (0.14)                  (0.10)
 Net realized and unrealized gain/(loss) on
 investments                                            (4.45)                   3.20
Net increase/(decrease) in net asset value from
 operations                                             (4.59)                   3.10
 Distributions:
Distributions from net realized capital gains           (0.03)                  (0.06)
Net asset value, end of period                         $ 12.30                 $ 16.92
 Total return++                                        (27.14)%                 22.36%
=========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $ 2,137                 $1,706
 Ratio of operating expenses to average net
 assets                                                  1.94%(a)(b)             1.97%+
Ratio of net investment income/(loss) to average
 net assets                                             (1.09)%                 (1.10)%+
 Portfolio turnover rate                                   56%                    23%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           1.94%(a)                1.97%+

                           * Strategic Growth Fund Investor C Shares commenced operations on August 2, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Marsico Growth & Income Fund                    For a Share outstanding throughout each period

                                                        Year ended       Year ended         Year ended         Period ended
Investor A Shares                                        03/31/01         03/31/00           03/31/99#          03/31/98*#
 Operating performance:
Net asset value, beginning of period                   $  21.62        $ 14.95            $ 12.02            $ 10.00
Net investment income/(loss)                             (0.05)         (0.11)             (0.03)              0.00 (b)
 Net realized and unrealized gain/(loss) on
 investments                                             (6.54)          6.82               2.97               2.02
Net increase/(decrease) in net asset value from
 operations                                              (6.59)          6.71               2.94               2.02
 Distributions:
 Distributions from net realized capital gains           (0.16)         (0.04)             (0.01)               --
Total dividends and distributions                                       (0.04)             (0.01)               --
 Net asset value, end of the period                    $  14.87        $ 21.62            $ 14.95            $ 12.02
Total return++                                          (30.63)%        45.01%             24.38%             20.20%
============================================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $164,031        $175,859           $43,392            $1,141
Ratio of operating expenses to average net assets         1.35%          1.48%(a)           1.50%(a)           1.34%+(a)
 Ratio of net investment income/(loss) to average
 net assets                                              (0.28)%        (0.62)%            (0.20)%             0.13%+
Portfolio turnover rate                                     --            55%(c)            150%                22%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.35%          1.48%(a)           1.50%(a)           2.22%+(a)

                           * Nations Marsico Growth & Income Fund Investor A Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents less than $0.01 per share.
                           (c) Amount represents results prior to conversion to a master-feeder structure.

Nations Marsico Growth & Income Fund                       For a Share outstanding throughout each period

                                                       Year ended       Year ended         Year ended         Period ended
Investor B Shares                                        03/31/01         03/31/00           03/31/99#          03/31/98*#
 Operating performance:
Net asset value, beginning of period                   $  21.31        $ 14.85            $ 12.02            $ 10.00
Net investment income/(loss)                             (0.18)         (0.24)             (0.12)             (0.02)
 Net realized and unrealized gain/(loss) on
 investments                                             (6.42)          6.74               2.96               2.04
Net increase/(decrease) in net asset value from
 operations                                              (6.60)          6.50               2.84               2.02
 Distributions:
Distributions from net realized capital gains            (0.16)         (0.04)             (0.01)               --
Total dividends and distributions                                       (0.04)             (0.01)               --
 Net asset value, end of period                        $  14.55        $ 21.31            $ 14.85            $ 12.02
Total return++                                          (31.13)%        43.90%             23.55%             20.20%
==============================================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $239,621        $305,607           $99,257            $7,907
Ratio of operating expenses to average net assets         2.10%          2.23%(a)           2.25%(a)           2.09%+(a)
 Ratio of net investment income/(loss) to average
 net assets                                              (1.03)%        (1.37)%            (0.95)%            (0.62)%+
Portfolio turnover rate                                     --            55%(b)            150%                22%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.10%          2.23%(a)           2.25%(a)           2.97%+(a)

                           * Nations Marsico Growth & Income Fund Investor B Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations Marsico Growth & Income Fund                       For a Share outstanding throughout each period

                                                       Year ended       Year ended         Year ended         Period ended
Investor C Shares                                       03/31/01         03/31/00           03/31/99#          03/31/98*#
 Operating performance:
Net asset value, beginning of period                  $ 21.34         $ 14.86            $ 12.02            $ 10.00
Net investment income/(loss)                           (0.17)          (0.25)             (0.12)             (0.02)
 Net realized and unrealized gain/(loss) on
 investments                                           (6.44)           6.77               2.97               2.04
Net increase/(decrease) in net asset value from
 operations                                            (6.61)           6.52               2.85               2.02
 Distributions:
Distributions from net realized capital gains          (0.16)          (0.04)             (0.01)               --
Total dividends and distributions                                     ( 0.04)            ( 0.01)               --
 Net asset value, end of period                       $ 14.57         $ 21.34            $ 14.86            $ 12.02
Total return++                                        (31.10)%         43.93%             23.63%             20.20%
==========================================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $32,365         $34,785            $3,233             $  518
Ratio of operating expenses to average net assets       2.10%           2.23%(a)           2.25%(a)           2.09%+(a)
 Ratio of net investment income/(loss) to average
 net assets                                            (1.03)%         (1.37)%            (0.95)%            (0.62)%+
Portfolio turnover rate                                   --             55%(b)            150%                22%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.10%           2.23%(a)           2.25%(a)           2.97%+(a)

                           * Nations Marsico Growth & Income Fund Investor C Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.


Nations Capital Growth Fund                          For a Share outstanding throughout each year

                                                     Year ended              Year ended
Investor A Shares                                     03/31/01                03/31/00
 Operating performance:
Net asset value, beginning of year                    $ 14.43                 $ 11.97
Net investment income/(loss)                           (0.07)                  (0.08)
 Net realized and unrealized gain/(loss) on
 investments                                           (3.84)                   3.42
Net increase/(decrease) in net asset value from
 operations                                            (3.91)                   3.34
 Distributions:
Dividends from net investment income                      --                     --
Distributions from net realized capital gains          (2.36)                  (0.88)
 Total dividends and distributions                     (2.36)                  (0.88)
Net asset value, end of year                          $  8.16                 $ 14.43
 Total return++                                       (30.91)%                 29.41%
==============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                    $32,519                 $61,756
 Ratio of operating expenses to average net assets      1.20%(a)(b)             1.21%(a)(b)
Ratio of net investment income/(loss) to average
 net assets                                            (0.53)%                 (0.63)%
 Portfolio turnover rate                                  96%                    39%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.20%(a)                1.21%(a)



                                                        Year ended          Year ended          Year ended
Investor A Shares                                        03/31/99#           03/31/98#           03/31/97#
 Operating performance:
Net asset value, beginning of year                   $ 13.26           $ 11.67               $ 13.41
Net investment income/(loss)                          (0.03)            (0.01)                 0.02
 Net realized and unrealized gain/(loss) on
 investments                                           1.58              5.28                  1.65
Net increase/(decrease) in net asset value from
 operations                                            1.55              5.27                  1.67
 Distributions:
Dividends from net investment income                    --                --                  (0.02)
Distributions from net realized capital gains         (2.84)            (3.68)                (3.39)
 Total dividends and distributions                    (2.84)            (3.68)                (3.41)
Net asset value, end of year                         $ 11.97           $ 13.26               $ 11.67
 Total return++                                       14.70%            53.83%                11.58%
=============================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $52,987           $43,380               $20,465
 Ratio of operating expenses to average net assets     1.21%(a)          1.20%(a)(b)           1.21%(b)
Ratio of net investment income/(loss) to average
 net assets                                           (0.29)%           (0.12)%                0.14%
 Portfolio turnover rate                                39%              113%                   75%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.21%(a)          1.20%(a)              1.21%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Capital Growth Fund                         For a Share outstanding throughout each year


                                                    Year ended              Year ended
Investor B Shares                                    03/31/01                03/31/00
 Operating performance:
Net asset value, beginning of year                   $ 13.58                 $ 11.39
Net investment income/(loss)                          (0.14)                  (0.17)
 Net realized and unrealized gain/(loss) on
 investments                                          (3.57)                   3.24
Net increase/(decrease) in net asset value from
 operations                                           (3.71)                   3.07
 Distributions:
Distributions from net realized capital gains         (2.36)                  (0.88)
Total dividends and distributions                     (2.36)                  (0.88)
 Net asset value, end of year                        $  7.51                 $ 13.58
Total return++                                       (31.37)%                 28.42%
================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $45,832                 $75,844
Ratio of operating expenses to average net assets      1.95%(a)(b)             1.96%(a)(b)
 Ratio of net investment income/(loss) to average
 net assets                                           (1.28)%                 (1.38)%
Portfolio turnover rate                                  96%                    39%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.95%(a)                1.96%(a)



                                                   Year ended         Year ended          Year ended
Investor B Shares                                   03/31/99#          03/31/98#           03/31/97#
 Operating performance:
Net asset value, beginning of year                  $ 12.83           $ 11.47               $ 13.31
Net investment income/(loss)                         (0.11)            (0.10)                (0.08)
 Net realized and unrealized gain/(loss) on
 investments                                          1.51              5.14                  1.63
Net increase/(decrease) in net asset value from
 operations                                           1.40              5.04                  1.55
 Distributions:
Distributions from net realized capital gains        (2.84)            (3.68)                (3.39)
Total dividends and distributions                    (2.84)            (3.68)                (3.39)
 Net asset value, end of year                       $ 11.39           $ 12.83               $ 11.47
Total return++                                       13.86%            52.52%                10.68%
============================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                  $66,338           $59,496               $41,933
Ratio of operating expenses to average net assets     1.96%(a)          1.95%(a)(b)           1.96%(b)
 Ratio of net investment income/(loss) to average
 net assets                                          (1.04)%           (0.87)%               (0.61)%
Portfolio turnover rate                                39%              113%                   75%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.96%(a)          1.95%(a)              1.96%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Capital Growth Fund                                For a Share outstanding throughout each year

                                                           Year ended             Year ended
Investor C Shares                                           03/31/01               03/31/00
 Operating performance:
Net asset value, beginning of year                   $ 13.70                 $ 11.48
Net investment income/(loss)                          (0.13)                  (0.16)
 Net realized and unrealized gain/(loss) on
 investments                                          (3.62)                   3.26
Net increase/(decrease) in net asset value from
 operations                                           (3.75)                   3.10
 Distributions:
Distributions from net realized capital gains         (2.36)                  (0.88)
Total dividends and distributions                     (2.36)                  (0.88)
 Net asset value, end of year                        $  7.59                 $ 13.70
Total return++                                       (31.38)%                 28.46%
===========================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $ 3,338                 $4,883
Ratio of operating expenses to average net assets      1.95%(a)(b)             1.96%(a)(b)
 Ratio of net investment income/(loss) to average
 net assets                                           (1.28)%                 (1.38)%
Portfolio turnover rate                                  96%                    39%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.95%(a)                1.96%(a)



                                                       Year ended          Year ended          Year ended
Investor C Shares                                       03/31/99#           03/31/98#           03/31/97#
 Operating performance:
Net asset value, beginning of year                  $ 12.92           $ 11.50               $ 13.26
Net investment income/(loss)                         (0.11)            (0.08)                (0.01)
 Net realized and unrealized gain/(loss) on
 investments                                          1.51              5.18                  1.64
Net increase/(decrease) in net asset value from
 operations                                           1.40              5.10                  1.63
 Distributions:
Distributions from net realized capital gains        (2.84)            (3.68)                (3.39)
Total dividends and distributions                    (2.84)            (3.68)                (3.39)
 Net asset value, end of year                       $ 11.48           $ 12.92               $ 11.50
Total return++                                       13.76%            53.02%                11.39%
=========================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                  $3,862            $6,176                $5,752
Ratio of operating expenses to average net assets     1.96%(a)          1.78%(a)(b)           1.46%(b)
 Ratio of net investment income/(loss) to average
 net assets                                          (1.04)%           (0.70)%               (0.11)%
Portfolio turnover rate                                39%              113%                   75%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.96%(a)          1.78%(a)              1.46%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Aggressive Growth Fund                               For a Share outstanding throughout each year

                                                             Year ended          Year ended
Investor A Shares                                            03/31/01#            03/31/00#
 Operating performance:
Net asset value, beginning of year                       $ 20.43            $ 23.23
Net investment income/(loss)                             ( 0.13)            ( 0.02)
 Net realized and unrealized gain/(loss) on
 investments                                             ( 7.79)            ( 0.04)
Net increase/(decrease) in net asset value from
 operations                                              ( 7.92)            ( 0.06)
 Distributions:
Dividends from net investment income                         --                --
Distributions from net realized capital gains            ( 1.83)            ( 2.74)
 Distributions in excess of net realized capital gains   ( 0.57)              --
Total dividends and distributions                        ( 2.40)            ( 2.74)
 Net asset value, end of year                            $ 10.11            $ 20.43
Total return++                                           (42.68)%           ( 0.41)%
=========================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                       $21,622            $47,624
Ratio of operating expenses to average net assets          1.25%(a)           1.23%(a)(b)
 Ratio of net investment income/(loss) to average
 net assets                                              ( 0.76)%           ( 0.10)%
Portfolio turnover rate                                     135%               79%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.25%(a)           1.23%(a)



                                                               Year ended             Year ended          Year ended
Investor A Shares                                               03/31/99               03/31/98#           03/31/97
 Operating performance:
Net asset value, beginning of year                        $ 22.09                $ 18.44               $ 17.16
Net investment income/(loss)                              ( 0.03)                  0.02                  0.08
 Net realized and unrealized gain/(loss) on
 investments                                                3.21                   7.87                  2.80
Net increase/(decrease) in net asset value from
 operations                                                 3.18                   7.89                  2.88
 Distributions:
Dividends from net investment income                         --                  ( 0.01)               ( 0.09)
Distributions from net realized capital gains             ( 2.04)                ( 4.23)               ( 1.51)
 Distributions in excess of net realized capital gains      --                     --                    --
Total dividends and distributions                         ( 2.04)                ( 4.24)               ( 1.60)
 Net asset value, end of year                             $ 23.23                $ 22.09               $ 18.44
Total return++                                             15.49%                 48.28%                16.76%
=========================================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                        $67,356                $21,725               $6,837
Ratio of operating expenses to average net assets           1.22%(a)(b)            1.23%(a)(b)           1.29%(b)
 Ratio of net investment income/(loss) to average
 net assets                                               ( 0.13)%                 0.12%                 0.45%
Portfolio turnover rate                                      72%                    79%                  120%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              1.22%(a)               1.23%(a)              1.29%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Aggressive Growth Fund                              For a Share outstanding throughout each year

                                                            Year ended          Year ended
Investor B Shares                                           03/31/01#            03/31/00#
 Operating performance:
Net asset value, beginning of year                      $ 19.51            $ 22.47
Net investment income/(loss)                            ( 0.25)            ( 0.18)
 Net realized and unrealized gain/(loss) on
 investments                                            ( 7.36)            ( 0.04)
Net increase/(decrease) in net asset value from
 operations                                             ( 7.61)            ( 0.22)
 Distributions:
Distributions from net realized capital gains           ( 1.83)            ( 2.74)
Distributions in excess of net realized capital gains   ( 0.57)              --
 Total dividends and distributions                      ( 2.40)            ( 2.74)
Net asset value, end of year                            $  9.50            $ 19.51
 Total return++                                         (43.13)%           ( 1.19)%
=========================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                      $16,119            $39,680
 Ratio of operating expenses to average net assets        2.00%(a)           1.98%(a)(b)
Ratio of net investment income/(loss) to average
 net assets                                             ( 1.51)%           ( 0.85)%
 Portfolio turnover rate                                   135%               79%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.00%(a)           1.98%(a)



                                                              Year ended             Year ended          Year ended
Investor B Shares                                              03/31/99               03/31/98#           03/31/97
 Operating performance:
Net asset value, beginning of year                       $ 21.57                $ 18.20               $ 17.00
Net investment income/(loss)                             ( 0.17)                ( 0.12)               ( 0.05)
 Net realized and unrealized gain/(loss) on
 investments                                               3.11                   7.72                  2.76
Net increase/(decrease) in net asset value from
 operations                                                2.94                   7.60                  2.71
 Distributions:
Distributions from net realized capital gains            ( 2.04)                ( 4.23)               ( 1.51)
Distributions in excess of net realized capital gains      --                     --                    --
 Total dividends and distributions                       ( 2.04)                ( 4.23)               ( 1.51)
Net asset value, end of year                             $ 22.47                $ 21.57               $ 18.20
 Total return++                                           14.69%                 47.14%                15.86%
=====================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                       $50,797                $38,079               $20,257
 Ratio of operating expenses to average net assets         1.97%(a)(b)            1.98%(a)(b)           2.04%(b)
Ratio of net investment income/(loss) to average
 net assets                                              ( 0.88)%               ( 0.63)%              ( 0.30)%
 Portfolio turnover rate                                    72%                    79%                  120%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             1.97%(a)               1.98%(a)              2.04%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Aggressive Growth Fund                               For a Share outstanding throughout each year

                                                             Year ended          Year ended
Investor C Shares                                            03/31/01#            03/31/00#
 Operating performance:
Net asset value, beginning of year                       $ 19.90            $ 22.86
Net investment income/(loss)                             ( 0.25)            ( 0.18)
 Net realized and unrealized gain/(loss) on
 investments                                             ( 7.53)            ( 0.04)
Net increase/(decrease) in net asset value from
 operations                                              ( 7.78)            ( 0.22)
 Distributions:
Dividends from net investment income                         --                --
Distributions from net realized capital gains            ( 1.83)            ( 2.74)
 Distributions in excess of net realized capital gains   ( 0.57)              --
Total dividends and distributions                        ( 2.40)            ( 2.74)
 Net asset value, end of year                            $  9.72            $ 19.90
Total return++                                           (43.14)%           ( 1.16)%
==========================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                       $   563            $1,496
Ratio of operating expenses to average net assets          2.00%(a)           1.98%(a)(b)
 Ratio of net investment income/(loss) to average
 net assets                                              ( 1.51)%           ( 0.85)%
Portfolio turnover rate                                     135%               79%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements             2.00%(a)           1.98%(a)



                                                               Year ended             Year ended          Year ended
Investor C Shares                                               03/31/99               03/31/98#           03/31/97
 Operating performance:
Net asset value, beginning of year                        $ 21.92                $ 18.41               $ 17.10
Net investment income/(loss)                              ( 0.17)                ( 0.09)                 0.04
 Net realized and unrealized gain/(loss) on
 investments                                                3.15                   7.83                  2.79
Net increase/(decrease) in net asset value from
 operations                                                 2.98                   7.74                  2.83
 Distributions:
Dividends from net investment income                         --                     --                 ( 0.01)
Distributions from net realized capital gains             ( 2.04)                ( 4.23)               ( 1.51)
 Distributions in excess of net realized capital gains      --                     --                    --
Total dividends and distributions                         ( 2.04)                ( 4.23)               ( 1.52)
 Net asset value, end of year                             $ 22.86                $ 21.92               $ 18.41
Total return++                                             14.64%                 47.38%                16.45%
======================================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                        $1,629                 $1,199                $  446
Ratio of operating expenses to average net assets           1.97%(a)(b)            1.81%(a)(b)           1.54%(b)
 Ratio of net investment income/(loss) to average
 net assets                                               ( 0.88)%               ( 0.46)%                0.20%
Portfolio turnover rate                                      72%                    79%                  120%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements              1.97%(a)               1.81%(a)              1.54%

                           * Aggressive Growth Fund Investor C Shares commenced operations on May 10, 1995.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Marsico Focused Equities Fund                       For a Share outstanding throughout each period

                                                        Year ended       Year ended         Year ended         Period ended
Investor A Shares                                        03/31/01         03/31/00#          03/31/99#          03/31/98*#
 Operating performance:
Net asset value, beginning of period                   $  22.56        $ 16.73            $ 12.14            $ 10.00
Net investment income/(loss)                            ( 0.06)        ( 0.03)            ( 0.04)            ( 0.01)
 Net realized and unrealized gain/(loss) on
 investments                                            ( 7.11)          6.09               4.64               2.15
Net increase/(decrease) in net asset value from
 operations                                             ( 7.17)          6.06               4.60               2.14
 Distributions:
Distributions from net realized capital gains           ( 0.08)        ( 0.23)            ( 0.01)               --
Total dividends and distributions                       ( 0.08)        ( 0.23)            ( 0.01)               --
 Net asset value, end of period                        $  15.31        $ 22.56            $ 16.73            $ 12.14
Total return++                                          (31.80)%        36.62%             37.94%             21.40%
============================================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $491,437        $690,166           $238,137           $6,056
Ratio of operating expenses to average net assets         1.34%          1.41%(a)           1.31%(a)           1.77%+(a)
 Ratio of net investment income/(loss) to average
 net assets                                             ( 0.30)%       ( 0.60)%           ( 0.20)%           ( 0.55)%+
Portfolio turnover rate                                     --            53%(b)            177%                25%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            1.34%          1.41%(a)           1.31%(a)           1.77%+(a)

                           * Nations Marsico Focused Equities Fund Investor A Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations Marsico Focused Equities Fund                       For a Share outstanding throughout each period

                                                        Year ended        Year ended         Year ended         Period ended
Investor B Shares                                        03/31/01         03/31/00#           03/31/99#          03/31/98*#
 Operating performance:
Net asset value, beginning of period                   $  22.26          $ 16.62           $ 12.13            $ 10.00
Net investment income/(loss)                            ( 0.20)           ( 0.09)          ( 0.12)            ( 0.04)
 Net realized and unrealized gain/(loss) on
 investments                                            ( 6.98)            5.96              4.62               2.17
Net increase/(decrease) in net asset value from
 operations                                             ( 7.18)            5.87              4.50               2.13
 Distributions:
Distributions from net realized capital gains           ( 0.08)           ( 0.23)          ( 0.01)               --
Total dividends and distributions                       ( 0.08)           ( 0.23)          ( 0.01)               --
 Net asset value, end of period                        $  15.00          $ 22.26           $ 16.62            $ 12.13
Total return ++                                         (32.32)%           35.71%           37.15%             21.30%
============================================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $741,285          $1,003,840        $306,365           $20,446
Ratio of operating expenses to average net assets         2.09%             2.16%(a)         2.06%(a)           2.52%+(a)
 Ratio of net investment income/(loss) to average
 net assets                                             ( 1.05)%          ( 1.35)%         ( 0.95)%           ( 1.30)%+
Portfolio turnover rate                                     --                53%(b)         177%                25%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.09%             2.16%(a)         2.06%(a)           2.52%+(a)

                           * Nations Marsico Focused Equities Fund Investor B Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.



Nations Marsico Focused Equities Fund                       For a Share outstanding throughout each period

                                                        Year ended       Year ended         Year ended         Period ended
Investor C Shares                                        03/31/01         03/31/00#          03/31/99#          03/31/98*#
 Operating performance:
Net asset value, beginning of period                   $  22.33        $ 16.67            $ 12.13            $ 10.00
Net investment income/(loss)                            ( 0.20)        ( 0.08)            ( 0.14)            ( 0.04)
 Net realized and unrealized gain/(loss) on
 investments                                            ( 7.00)          5.97               4.69               2.17
Net increase/(decrease) in net asset value from
 operations                                             ( 7.20)          5.89               4.55               2.13
 Distributions:
Distributions from net realized capital gains           ( 0.08)        ( 0.23)            ( 0.01)               --
Total dividends and distributions                       ( 0.08)        ( 0.23)            ( 0.01)               --
 Net asset value, end of period                        $  15.05        $ 22.33            $ 16.67            $ 12.13
Total return++                                          (32.31)%        35.72%             37.56%             21.30%
=========================================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $203,642        $247,509           $13,682            $  469
Ratio of operating expenses to average net assets         2.09%          2.16%(a)           2.06%(a)           2.52%+(a)
 Ratio of net investment income/(loss) to average
 net assets                                             ( 1.05)%       ( 1.35)%           ( 0.95)%           ( 1.30)%+
Portfolio turnover rate                                     --            53%(b)            177%                25%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements            2.09%          2.16%(a)           2.06%(a)           2.52%+(a)

                           * Nations Marsico Focused Equities Fund Investor C Shares commenced operations on December 31, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) Amount represents results prior to conversion to a master-feeder structure.

Nations MidCap Growth Fund                             For a Share outstanding throughout each year


                                                        Year ended          Year ended
Investor A Shares                                        03/31/01            03/31/00#
 Operating performance:
Net asset value, beginning of year                  $ 21.87            $ 13.04
Net investment income/(loss)                        ( 0.09)            ( 0.12)
 Net realized and unrealized gain/(loss) on
 investments                                        ( 3.91)              9.59
Net increase/(decrease) in net asset value from
 operations                                         ( 4.00)              9.47
 Distributions:
Distributions from net realized capital gains       ( 3.73)            ( 0.64)
Total dividends and distributions                   ( 3.73)            ( 0.64)
 Net asset value, end of year                       $ 14.14            $ 21.87
Total return++                                      (20.98)%            74.82%
====================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                  $16,536            $22,741
Ratio of operating expenses to average net assets     1.23%(a)           1.25%(a)(b)
 Ratio of net investment income/(loss) to average
 net assets                                         ( 0.52)%           ( 0.70)%
Portfolio turnover rate                                 39%               46%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.23%(a)           1.25%(a)



                                                          Year ended          Year ended       Year ended
Investor A Shares                                          03/31/99#           03/31/98#        03/31/97#
 Operating performance:
Net asset value, beginning of year                   $ 16.30               $ 12.69          $ 13.91
Net investment income/(loss)                         ( 0.07)               ( 0.10)          ( 0.07)
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.92)                 5.50             0.19
Net increase/(decrease) in net asset value from
 operations                                          ( 0.99)                 5.40             0.12
 Distributions:
Distributions from net realized capital gains        ( 2.27)               ( 1.79)          ( 1.34)
Total dividends and distributions                    ( 2.27)               ( 1.79)          ( 1.34)
 Net asset value, end of year                        $ 13.04               $ 16.30          $ 12.69
Total return++                                       ( 7.41)%               44.86%            0.18%
============================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $18,042               $21,591          $12,126
Ratio of operating expenses to average net assets      1.23%(a)(b)           1.23%(a)         1.23%(a)
 Ratio of net investment income/(loss) to average
 net assets                                          ( 0.54)%              ( 0.67)%         ( 0.51)%
Portfolio turnover rate                                 43%                   76%              93%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.23%(a)              1.23%(a)         1.23%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations MidCap Growth Fund                              For a Share outstanding throughout each year

                                                        Year ended          Year ended
Investor B Shares                                        03/31/01            03/31/00#
 Operating performance:
Net asset value, beginning of year                  $ 20.38            $ 12.28
Net investment income/(loss)                        ( 0.19)            ( 0.22)
 Net realized and unrealized gain/(loss) on
 investments                                        ( 3.59)              8.96
Net increase/(decrease) in net asset value from
 operations                                         ( 3.78)              8.74
 Distributions:
Distributions from net realized capital gains       ( 3.73)            ( 0.64)
Total dividends and distributions                   ( 3.73)            ( 0.64)
 Net asset value, end of year                       $ 12.87            $ 20.38
Total return++                                      (21.51)%            73.47%
======================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                  $44,261            $49,606
Ratio of operating expenses to average net assets     1.98%(a)           2.00%(a)(b)
 Ratio of operating expenses to average net assets
 including interest expense                             --                --
Ratio of net investment income/(loss) to average
 net assets                                         ( 1.27)%           ( 1.45)%
 Portfolio turnover rate                                39%               46%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.98%(a)           2.00%(a)



                                                          Year ended          Year ended       Year ended
Investor B Shares                                          03/31/99#           03/31/98#        03/31/97#
 Operating performance:
Net asset value, beginning of year                   $ 15.58               $ 12.29          $ 13.61
Net investment income/(loss)                         ( 0.15)               ( 0.20)          ( 0.18)
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.88)                 5.28             0.20
Net increase/(decrease) in net asset value from
 operations                                          ( 1.03)                 5.08             0.02
 Distributions:
Distributions from net realized capital gains        ( 2.27)               ( 1.79)          ( 1.34)
Total dividends and distributions                    ( 2.27)               ( 1.79)          ( 1.34)
 Net asset value, end of year                        $ 12.28               $ 15.58          $ 12.29
Total return++                                       ( 8.10)%               43.64%          ( 0.57)%
========================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $33,245               $45,451          $33,342
Ratio of operating expenses to average net assets      1.98%(a)(b)           1.98%(a)         1.98%(a)
 Ratio of operating expenses to average net assets
 including interest expense                             --                   1.99%             --
Ratio of net investment income/(loss) to average
 net assets                                          ( 1.29)%              ( 1.42)%         ( 1.26)%
 Portfolio turnover rate                                43%                   76%              93%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.98%(a)              1.98%(a)         1.98%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations MidCap Growth Fund                              For a Share outstanding throughout each year

                                                        Year ended          Year ended
Investor C Shares                                        03/31/01            03/31/00#
 Operating performance:
Net asset value, beginning of year                  $ 20.47            $ 12.33
Net investment income/(loss)                        ( 0.17)            ( 0.22)
 Net realized and unrealized gain/(loss) on
 investments                                        ( 3.62)              9.00
Net increase/(decrease) in net asset value from
 operations                                         ( 3.79)              8.78
 Distributions:
Distributions from net realized capital gains       ( 3.73)            ( 0.64)
Total dividends and distributions                   ( 3.73)            ( 0.64)
 Net asset value, end of year                       $ 12.95            $ 20.47
Total return++                                      (21.46)%            73.50%
=========================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                  $ 3,248            $2,628
Ratio of operating expenses to average net assets     1.98%(a)           2.00%(a)(b)
 Ratio of operating expenses to average net assets
 including interest expense                             --                --
Ratio of net investment income/(loss) to average
 net assets                                         ( 1.27)%           ( 1.45)%
 Portfolio turnover rate                                39%               46%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements        1.98%(a)           2.00%(a)



                                                          Year ended          Year ended       Year ended
Investor C Shares                                          03/31/99#           03/31/98#        03/31/97#
 Operating performance:
Net asset value, beginning of year                   $ 15.63               $ 12.31          $ 13.56
Net investment income/(loss)                         ( 0.15)               ( 0.18)          ( 0.10)
 Net realized and unrealized gain/(loss) on
 investments                                         ( 0.88)                 5.29             0.19
Net increase/(decrease) in net asset value from
 operations                                          ( 1.03)                 5.11             0.09
 Distributions:
Distributions from net realized capital gains        ( 2.27)               ( 1.79)          ( 1.34)
Total dividends and distributions                    ( 2.27)               ( 1.79)          ( 1.34)
 Net asset value, end of year                        $ 12.33               $ 15.63          $ 12.31
Total return++                                       ( 8.08)%               43.80%          ( 0.04)%
========================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                   $1,383                $2,266           $1,437
Ratio of operating expenses to average net assets      1.98%(a)(b)           1.81%(a)         1.48%(a)
 Ratio of operating expenses to average net assets
 including interest expense                             --                   1.82%             --
Ratio of net investment income/(loss) to average
 net assets                                          ( 1.29)%              ( 1.25)%         ( 0.76)%
 Portfolio turnover rate                                43%                   76%              93%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.98%(a)              1.81%(a)         1.48%(a)

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.


Nations Marsico 21st Century Fund                       For a Share outstanding throughout the period


                                                        Period ended
Investor A Shares                                        03/31/01*
 Operating performance:
Net asset value, beginning of period                  $ 10.00
Net investment income/(loss)                          ( 0.06)
 Net realized and unrealized gain/(loss) on
 investments                                          ( 2.97)
Net increase/(decrease) in net asset value from
 operations                                           ( 3.03)
 Net asset value, end of period                       $  6.97
Total return++                                        (30.30)%
==============================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $19,644
Ratio of operating expenses to average net
 assets                                                 1.60%+
 Ratio of net investment income/(loss) to average
 net assets                                           ( 0.66)%+
Portfolio turnover rate                                  426%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.60%+

                           * Marsico 21st Century Fund Investor A Shares commenced operations on April 10, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.


Nations Marsico 21st Century Fund               For a Share outstanding throughout the period


                                                        Period ended
Investor B Shares                                        03/31/01*
 Operating performance:
Net asset value, beginning of period                  $ 10.00
Net investment income/(loss)                          ( 0.11)
 Net realized and unrealized gain/(loss) on
 investments                                          ( 2.97)
Net increase/(decrease) in net asset value from
 operations                                           ( 3.08)
 Net asset value, end of period                       $  6.92
Total return++                                        (30.80)%
==============================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $50,404
Ratio of operating expenses to average net
 assets                                                 2.35%+
 Ratio of net investment income/(loss) to average
 net assets                                           ( 1.41)%+
Portfolio turnover rate                                  426%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.35%+

                           * Marsico 21st Century Fund Investor B Shares commenced operations on April 10, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.


Nations Marsico 21st Century Fund     For a Share outstanding throughout the period


                                                        Period ended
Investor C Shares                                        03/31/01*
 Operating performance:
Net asset value, beginning of period                  $ 10.00
Net investment income/(loss)                          ( 0.11)
 Net realized and unrealized gain/(loss) on
 investments                                          ( 2.97)
Net increase/(decrease) in net asset value from
 operations                                           ( 3.08)
 Net asset value, end of period                       $  6.92
Total return++                                        (30.80)%
==============================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $ 6,557
Ratio of operating expenses to average net
 assets                                                 2.35%+
 Ratio of net investment income/(loss) to average
 net assets                                           ( 1.41)%+
Portfolio turnover rate                                  426%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.35%+

                           * Marsico 21st Century Fund Investor C Shares commenced operations on April 10, 2000.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.




Nations Small Company Fund              For a Share outstanding throughout each period

                                                            Year ended             Year ended
Investor A Shares*                                           03/31/01               03/31/00#
 Operating performance:
Net asset value, beginning of period                  $ 22.44                 $ 11.43
Net investment income/(loss)                          ( 0.14)                 ( 0.15)
 Net realized and unrealized gain/(loss) on
 investments                                          ( 6.58)                  11.19
Net increase/(decrease) in net asset value from
 operations                                           ( 6.72)                  11.04
 Distributions:
Dividends from net investment income                      --                     --
Distributions from net realized capital gains         ( 2.20)                 ( 0.03)
 Total dividends and distributions                    ( 2.20)                 ( 0.03)
Net asset value, end of period                        $ 13.52                 $ 22.44
 Total return++                                       (31.96)%                 96.91%
============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $146,457                $245,425
 Ratio of operating expenses to average net assets      1.40%(a)(b)             1.38%(a)(b)
Ratio of net investment income/(loss) to average
 net assets                                           ( 0.77)%                ( 0.90)%
 Portfolio turnover rate                                  48%                    63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          1.45%(a)                1.47%(a)



                                                         Year ended       Period ended     Period ended   Period ended
Investor A Shares*                                       03/31/99#          03/31/98         05/16/97      8/31/96**
 Operating performance:
Net asset value, beginning of period                 $ 15.74           $ 12.05            $ 10.64        $ 10.00
Net investment income/(loss)                         ( 0.07)           ( 0.02)              0.03           0.05
 Net realized and unrealized gain/(loss) on
 investments                                         ( 3.11)             4.42               1.46           0.64
Net increase/(decrease) in net asset value from
 operations                                          ( 3.18)             4.40               1.49           0.69
 Distributions:
Dividends from net investment income                     --               --              ( 0.03)        ( 0.05)
Distributions from net realized capital gains        ( 1.13)           ( 0.71)            ( 0.05)           --
 Total dividends and distributions                   ( 1.13)           ( 0.71)            ( 0.08)        ( 0.05)
Net asset value, end of period                       $ 11.43           $ 15.74            $ 12.05        $ 10.64
 Total return++                                      (21.32)%           37.02%             13.98%          6.88%
=========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $16,143           $6,772             $3,697         $2,611
 Ratio of operating expenses to average net assets     1.20%(a)          1.20%+(a)          1.23%+         1.25%+
Ratio of net investment income/(loss) to average
 net assets                                          ( 0.67)%          ( 0.20)%+            0.30%+         0.66%+
 Portfolio turnover rate                                 87%              59%                48%            31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         1.47%(a)          1.51%+(a)          1.66%+         1.65%+

                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Domestic Stock Fund's Class A Shares, which were reorganized into Small Company Fund Investor A Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatmen's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund is Banc of America Capital Management, LLC.
                           ** Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.



Nations Small Company Fund              For a Share outstanding throughout each period

                                                            Year ended             Year ended
Investor B Shares*                                           03/31/01               03/31/00#
 Operating performance:
Net asset value, beginning of period                  $ 21.94                 $ 11.23
Net investment income/(loss)                          ( 0.23)                 ( 0.25)
 Net realized and unrealized gain/(loss) on
investments                                           ( 6.43)                  10.99
Net increase/(decrease) in net asset value from
operations                                            ( 6.66)                  10.74
 Distributions:
Dividends from net investment income                      --                     --
Distributions from net realized capital gains         ( 2.20)                 ( 0.03)
 Total dividends and distributions                    ( 2.20)                 ( 0.03)
Net asset value, end of period                        $ 13.08                 $ 21.94
 Total return++                                       (32.45)%                 95.79%
============================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $11,744                 $13,839
 Ratio of operating expenses to average net assets      2.15%(a)(b)             2.13%(a)(b)
Ratio of net investment income/(loss) to average
 net assets                                           ( 1.52)%                ( 1.65)%
 Portfolio turnover rate                                  48%                    63%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements          2.20%(a)                2.22%(a)



                                                         Year ended       Period ended     Period ended   Period ended
Investor B Shares*                                       03/31/99#          03/31/98         05/16/97      08/31/96**
 Operating performance:
Net asset value, beginning of period                 $ 15.59           $ 12.03            $ 10.65        $ 10.00
Net investment income/(loss)                         ( 0.11)           ( 0.08)            ( 0.03)          0.01
 Net realized and unrealized gain/(loss) on
investments                                          ( 3.12)             4.35               1.46           0.65
Net increase/(decrease) in net asset value from
operations                                           ( 3.23)             4.27               1.43           0.66
 Distributions:
Dividends from net investment income                     --               --                 --          ( 0.01)
Distributions from net realized capital gains        ( 1.13)           ( 0.71)            ( 0.05)           --
 Total dividends and distributions                   ( 1.13)           ( 0.71)            ( 0.05)        ( 0.01)
Net asset value, end of period                       $ 11.23           $ 15.59            $ 12.03        $ 10.65
 Total return++                                      (21.86)%           36.06%             13.43%          6.65%
========================================================================================================================
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $ 5,127           $3,384             $2,635         $1,878
 Ratio of operating expenses to average net assets     1.95%(a)          1.87%+(a)          1.97%+         2.01%+
Ratio of net investment income/(loss) to average
 net assets                                          ( 1.42)%          ( 0.87)%+          ( 0.45)%+      ( 0.07)%+
 Portfolio turnover rate                                 87%              59%                48%            31%
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.22%(a)          2.18%+(a)          2.41%+         2.44%+

                           * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Domestic Stock Fund's Class B Shares, which were reorganized into Small Company Fund Investor B Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatman's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund is Banc of America Capital Management, LLC.
                           ** Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.




Nations Small Company Fund       For a Share outstanding throughout each period

                                                           Year ended
Investor C Shares                                           03/31/01
 Operating performance:
Net asset value, beginning of period                 $ 22.21
Net investment income/(loss)                         ( 0.25)
 Net realized and unrealized gain/(loss) on
 investments                                         ( 6.50)
Net increase/(decrease) in net asset value from
 operations                                          ( 6.75)
 Distributions:
Distributions from net realized capital gains        ( 2.20)
Total dividends and distributions                    ( 2.20)
 Net asset value, end of period                      $ 13.26
Total return ++                                      (32.46)%
==================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $ 2,813
Ratio of operating expenses to average net assets      2.15%(a)(b)
 Ratio of net investment income/(loss) to average
 net assets                                          ( 1.52)%
Portfolio turnover rate                                  48%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.20%(a)



                                                          Year ended           Year ended       Period ended
Investor C Shares                                          03/31/00#           03/31/99#          03/31/98*
 Operating performance:
Net asset value, beginning of period                 $ 11.38               $ 15.74           $ 15.18
Net investment income/(loss)                         ( 0.23)               ( 0.12)           ( 0.08)
 Net realized and unrealized gain/(loss) on
 investments                                          11.09                ( 3.11)             1.35
Net increase/(decrease) in net asset value from
 operations                                           10.86                ( 3.23)             1.27
 Distributions:
Distributions from net realized capital gains        ( 0.03)               ( 1.13)           ( 0.71)
Total dividends and distributions                    ( 0.03)               ( 1.13)           ( 0.71)
 Net asset value, end of period                      $ 22.21               $ 11.38           $ 15.74
Total return ++                                       95.76%               (21.66)%            8.75%
==============================================================================================================
 Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $3,588                $ 1,951           $3,122
Ratio of operating expenses to average net assets      2.13%(a)(b)           1.70%(a)          1.95%+(a)
 Ratio of net investment income/(loss) to average
 net assets                                          ( 1.65)%              ( 1.17)%          ( 0.95)%+
Portfolio turnover rate                                 63%                    87%              59%
 Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements         2.22%(a)              2.22%(a)          2.26%+(a)

                           * Small Company Fund Investor C Shares commenced operations on September 22, 1997.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                           # Per share net investment income has been calculated using the monthly average shares method.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                           (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]

             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.

[GRAPHIC]

         Terms used in this prospectus

 Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.


 Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.


 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.


 Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.


 Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.


 Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).


 Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.


 Commercial paper - a short-term corporate obligation. Commercial paper is typically considered a money market instrument.


 Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.


 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.


 Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.


 CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.


 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.


 Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.


 Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.


 Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.


 Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.


 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.


 Fixed income security - an intermediate to long-term debt security that matures in more than one year.


 Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principle place of business, the source of its revenues or other factors.


 Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.


 Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.


 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.


 Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.


 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.


 High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.

 Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

 Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.


 MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.


 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.


 NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.


 Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.


 Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.


 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.


 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.


 Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.


 Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.


 Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.


 Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.


 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide low-risk returns and can allow a fund to remain fully invested.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.

 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

 Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 S&P/BARRA Value Index1 - an unmanaged index of a subset of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 S&P MidCap 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 S&P SmallCap 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 S&P SuperComposite 1500(1) - an unmanaged index created by Standard & Poors combining the companies represented in three other indices -- the S&P 500, MidCap 400, and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.


 Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.


 Settlement date - the date on which an order is settled either by payment or delivery of securities.


 Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.


 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.


 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.


 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.


 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.


 (1) S&P and BARRA have not reviewed any stock included in the S&P SuperComposite 1500, S&P 500, S&P SmallCap 600, S&P MidCap 400 Index or BARRA Value Index for its investment merit. S&P and BARRA determine and calculate their indices independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indices to track stock market performance. S&P and BARRA make no guarantees about the indices, any data included in them and the suitability of the indices or their data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[GRAPHIC]

         Where to find more information

 You'll find more information about Nations Funds Stock Funds in the following documents:

        Annual and semi-annual reports
        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]

        Statement of Additional Information
        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:


        By telephone: 1.800.321.7854


        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255


        On the Internet: www.nations-funds.com


        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
Nations Fund Trust, 811-04305
Nations Reserves, 811-6030
Nations Fund, Inc., 811-04614
Nations Funds Trust, 811-09645


COMEQPROIX-8/01

[NATIONS FUNDS LOGO]

[GRAPHIC]

Nations Small Company Fund
Prospectus -- Investor A, B and C Shares
August 1, 2001



The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

---------------------
Not FDIC Insured
---------------------
May Lose Value
---------------------
No Bank Guarantee
---------------------

[NATIONS FUNDS]

An overview of the Fund
--------------------------------------------------------------------------------



[GRAPHIC]



          Terms used in this prospectus

          In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.



[GRAPHIC]



            You'll find Terms used in
            this prospectus on page 37.

          Your investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

          Affiliates of Bank of America are paid for the services they provide to the Fund.

 This booklet, which is called a prospectus, tells you about one Nations Funds Stock Fund -- Nations Small Company Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


 About the Fund
 Nations Small Company Fund invests primarily in equity securities of U.S. companies.


 Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have the highest risk. There's always a risk that you'll lose money or you may not earn as much as you expect.


 Is this Fund right for you?
 Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


 Nations Small Company Fund focuses on long-term growth. It may be suitable for you if:

   o you have longer-term investment goals

   o it's part of a balanced portfolio

   o you want to try to protect your portfolio against a loss of buying power that inflation can cause over time


 It may not be suitable for you if:

   o you're not prepared to accept or are unable to bear the risks associated with equity securities

   o you have short-term investment goals

   o you're looking for a regular stream of income


 You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 4.


 For more information
 If you have any questions about the Fund, please call us at 1.800.321.7854 or contact your investment professional.


 You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------



[GRAPHIC]



          Banc of America Advisors, LLC

          Banc of America Advisors, LLC (BA Advisors) is the investment adviser to the Fund. BA Advisors is responsible for the overall management and supervision of the investment management of the Fund. BA Advisors and Nations Funds have engaged a sub-adviser -- Banc of America Capital Management, LLC, (BACAP), which is responsible for the day-to-day investment decisions for the Fund.



[GRAPHIC]



            You'll find more about
            BA Advisors and
            BACAP starting on
            page 10.



[GRAPHIC]



About the Fund

Nations Small Company Fund                                      4
Sub-adviser: BACAP
-----------------------------------------------------------------
Other important information                                    10
-----------------------------------------------------------------
How the Fund is managed                                        11

[GRAPHIC]



About your investment

Information for investors
  Choosing a share class                                       13
     About Investor A Shares                                   14
       Front-end sales charge                                  14
       Contingent deferred sales charge                        15
     About Investor B Shares                                   15
       Contingent deferred sales charge                        15
     About Investor C Shares                                   17
       Contingent deferred sales charge                        17
     When you might not have to pay a sales charge             17
  Buying, selling and exchanging shares                        21
     How orders are processed                                  23
  How selling and servicing agents are paid                    29
  Distributions and taxes                                      31
-----------------------------------------------------------------
Financial highlights                                           33
-----------------------------------------------------------------
Terms used in this prospectus                                  37
-----------------------------------------------------------------
Where to find more information                         back cover

[GRAPHIC]



          About the sub-adviser

          BACAP is this Fund's sub-adviser. BACAP's SmallCap Strategies Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]



            You'll find more about
            BACAP on page 12.




[GRAPHIC]



          Why invest in a small
          company fund?



          A small company fund invests in smaller companies with promising products or that are operating in a dynamic field. These companies can have stronger potential for rapid earnings growth than larger companies. They may, however, have a harder time securing financing and may be more sensitive to a setback than larger, more established companies.


          The team looks for companies whose earnings are growing quickly, and whose share prices are reasonably valued.

Nations Small Company Fund


[GRAPHIC]



       Investment objective
       The Fund seeks long-term capital growth by investing primarily in equity securities.



[GRAPHIC]



       Principal investment strategies
       The Fund normally invests at least 65% of its assets in companies with a market capitalization of $2 billion or less. The Fund usually holds 75 to 130 equity securities.


 The Fund may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.


 The team identifies stocks using a disciplined process based on the fundamental analysis of the overall economy, industry conditions, and the financial situation and management of each company. It generates ideas from:

   o company meetings/conferences

   o independent industry analysis

   o quantitative analysis

   o Wall Street (brokerage) research


 The team then conducts a rigorous qualitative analysis of each company being considered for investment. This involves, among other things:

   o gaining an in-depth understanding of the company's business

   o evaluating the company's growth potential, risks and competitive strengths

   o discussing its growth strategy with company management

   o validating the growth strategy with external research


 The team will only invest in a company when its stock price is attractive relative to its forecasted growth.


 The team may use various strategies, consistent with the Fund's investment objective, to try to reduce the amount of capital gains distributed to shareholders. For example, the team:

   o may limit the number of buy and sell transactions it makes

   o will try to sell shares that have the lowest tax burden on shareholders

   o may offset capital gains by selling securities to realize a capital loss


 While the Fund tries to manage its capital gain distributions, it will not be able to completely avoid making taxable distributions. These strategies also may be affected by changes in tax laws and regulations, or by court decisions.

 The team may sell a security when its price reaches the target set by the team, the company's growth prospects are deteriorating, when the team believes other investments are more attractive, and for other reasons.

[GRAPHIC]

            You'll find more about
            other risks of investing in
            the Fund in Other important
            information and in the SAI.

[GRAPHIC]

       Risks and other things to consider

       Nations Small Company Fund has the following risks:

    o Investment strategy risk - The team chooses stocks that it believes have the potential for long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

    o Small company risk - Stocks of small companies tend to have greater price swings than stocks of larger companies because they trade less frequently and in lower volumes. These securities may have a higher potential for gains but also carry more risk.

    o Stock market risk - The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

    o Technology and technology-related risk - The Fund may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants.

[GRAPHIC]

          Many things affect the Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


[GRAPHIC]



       A look at the Fund's performance
       The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



       Year by year total return (%) as of December 31 each year*
       The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE]

                 1996      1997      1998      1999      2000
                 19.92%    19.47%    1.22%     54.51%   -1.83%



                *Year-to-date return as of June 30, 2001: -8.38%



       Best and worst quarterly returns during this period

       Best: 4th quarter 1999:       43.14%
       Worst: 3rd quarter 1998:      -25.80%

[GRAPHIC]




          The Fund's returns in this table reflect sales charges, if any. Share class returns may vary based on differences in sales charges and expenses. The returns shown for the indices do not reflect sales charges, fees, brokerage commissions or other expenses of investing.

       Average annual total return as of December 31, 2000
       The table shows the Fund's average annual total return for each period, compared with the Russell 2000 Growth Index, an index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Prior to August 1, 2001, the Fund compared its performance to the Russell 2000 Index. The Fund changed the index to which it compares its performance because the Russell 2000 Growth Index is considered to be a more appropriate comparison. The indices are unmanaged, weighted by market capitalization and are not available for investment.



                                                                  Since
                                      1 year       5 years      inception*
       Investor A Shares               -7.46%      15.71%        15.25%
       Investor B Shares               -6.89%      16.10%        15.75%
       Investor C Shares               -3.42%         --         10.65%
       Russell 2000 Growth Index      -22.43%       7.14%         7.48%
       Russell 2000 Index              -3.02%      10.31%        10.70%

       *The inception dates of Investor A Shares, Investor B Shares and
        Investor C Shares are December 12, 1995, December 12, 1995 and September 22, 1997, respectively. The returns for the indices shown are from inception of Investor A Shares.

[GRAPHIC]




          There are two kinds of fees --
          shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


          Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]



       What it costs to invest in the Fund


       This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

       Shareholder fees                               Investor A   Investor B   Investor C
       (Fees paid directly from your investment)        Shares       Shares       Shares
       Maximum sales charge (load)
       imposed on purchases, as a %
       of offering price                               5.75%      none         none
       Maximum deferred sales charge (load)
       as a % of the lower of the original purchase
       price or net asset value                        none(1)     5.00%(2)     1.00%(3)

       Annual Fund operating expenses(4)
       (Expenses that are deducted from the Fund's assets)
       Management fees                                 0.90%       0.90%        0.90%
       Distribution (12b-1) and shareholder
       servicing fees                                  0.25%       1.00%        1.00%
       Other expenses                                  0.30%       0.30%        0.30%
                                                     ------       --------     --------
       Total annual Fund operating expenses            1.45%       2.20%        2.20%
       Fee waivers and/or reimbursements              (0.05)%     (0.05)%      (0.05)%
                                                     ------       --------     --------
       Total net expenses(5)                           1.40%       2.15%        2.15%
                                                     ======       ========     ========

       (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.


       (2) This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.


       (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.


       (4) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


       (5) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figures shown here are after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]




          This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

       Example
       This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


       This example assumes:

     o you invest $10,000 in Investor A, Investor B or Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o you reinvest all dividends and distributions in the Fund

     o your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


       Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                            1 year     3 years     5 years     10 years
  Investor A Shares          $709       $1,003      $1,319      $2,210
  Investor B Shares          $718         $983      $1,375      $2,340
  Investor C Shares          $318         $683      $1,175      $2,530

       If you bought Investor B or Investor C Shares, you would pay the following expenses if you didn't sell your shares:



                            1 year     3 years     5 years     10 years
  Investor B Shares          $218       $683        $1,175      $2,340
  Investor C Shares          $218       $683        $1,175      $2,530

[GRAPHIC]

           Other important information

 You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 4. The following are some other risks and information you should consider before you invest:

    o Changing investment objective and policies - The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

    o Holding other kinds of investments - The Fund may hold investments that aren't part of its principal investment strategies. Please refer to the SAI for more information. The management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

    o Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest up to 25% of its assets in Nations Money Market Funds. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Fund for services provided directly. BA Advisors may waive fees which it is entitled to receive from either the Nations Money Market Funds or the Fund.

    o Investing defensively - The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

    o Securities lending program - The Fund may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

    o Bank of America and its affiliates - Bank of America and its affiliates currently provide services to the Fund, including investment advisory, investment sub-advisory, co-administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

    o Portfolio turnover - A fund that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund's returns. The Fund generally buys securities for capital appreciation, investment income, or both, and doesn't engage in short-term trading. You'll find the portfolio turnover rate for the Fund in Financial highlights.

[GRAPHIC]

           How the Fund is managed

[GRAPHIC]



          Banc of America Advisors, LLC

          One Bank of America Plaza
          Charlotte, North Carolina 28255

 Investment adviser
 BA Advisors is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Fund described in this prospectus.

 BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. BA Advisors uses part of this money to pay the investment sub-adviser for the services it provides to the Fund.

 BA Advisors has agreed to waive fees and/or reimburse expenses for the Fund until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund description. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Fund's last fiscal year, after waivers and/or reimbursements:


     Annual investment advisory fee, as a % of average daily net assets

                                 Maximum     Actual fee
                                advisory      paid last
                                  fee       fiscal year
  Nations Small Company Fund     0.90%        0.84%

 Investment sub-adviser
 Nations Funds and BA Advisors engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to the Fund's Board that the Fund:

   o change, add or terminate one or more sub-advisers;

   o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

   o materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Fund have applied for relief from the SEC to permit the Fund to act on many of BA Advisors' recommendations with approval only by the Fund's Board and not by Fund shareholders. BA Advisors or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[GRAPHIC]

          Banc of America
          Capital Management, LLC

          One Bank of America Plaza
          Charlotte, North Carolina 28255

 Banc of America Capital Management, LLC
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.


 Currently managing more than $125 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 60 funds in the Nations Funds Family. BACAP uses a team approach to investment management. Each team has access to the latest technology and analytical resources.


 BACAP is the investment sub-adviser to Nations Small Company Fund. BACAP's SmallCap Strategies Team makes the day-to-day investment decisions for the Fund.



[GRAPHIC]



          Stephens Inc.

          111 Center Street
          Little Rock, Arkansas 72201

 Other service providers
 The Fund is distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.


 BA Advisors is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BA Advisors and Stephens a combined fee of 0.23% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.



[GRAPHIC]



          PFPC Inc.

          400 Bellevue Parkway
          Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[GRAPHIC]




          We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.

[GRAPHIC]

            For more information
            about how to choose a
            share class, contact your
            investment professional or
            call us at 1.800.321.7854.



[GRAPHIC]

            Before you invest,
            please note that,
            over time, distribution
            (12b-1) and shareholder
            servicing fees will increase
            the cost of your investment,
            and may cost you more than
            any sales charges you may
            pay. For more information,
            see How selling and
            servicing agents
            are paid.


[GRAPHIC]

           Choosing a share class

 Before you can invest in the Fund, you'll need to choose a share class. There are three classes of shares of the Fund offered by this prospectus. Each class has its own sales charges and fees. The table below compares the charges and fees and other features of the share classes.


                        Investor A                       Investor B             Investor C
                           Shares                         Shares                 Shares
  Maximum amount         no limit                        $250,000                no limit
  you can buy
  Maximum front-end      5.75%                             none                    none
  sales charge
  Maximum deferred       none(1)                           5.00%(2)               1.00%(3)
  sales charge
  Maximum annual         0.25% distribution              0.75% distribution      0.75% distribution
  distribution           (12b-1)/service                 (12b-1) fee and         (12b-1) fee and
  and shareholder        fee                             0.25% service fee       0.25% service fee
  servicing fees
  Conversion feature     none                              yes                     none

 (1) A 1.00% maximum deferred sales charge applies to investors who buy $1 million or more of Investor A Shares and sell them within eighteen months of buying them. Please see Choosing a share class -- About Investor A Shares -- Contingent deferred sales charge for details.

 (2) This charge decreases over time. Different charges apply to Investor B Shares bought before January 1, 1996 and after July 31, 1997. Please see Choosing a share class -- About Investor B Shares -- Contingent deferred sales charge for details.

 (3) This charge applies to investors who buy Investor C Shares and sell them within one year of buying them. Please see Choosing a share class -- About Investor C Shares -- Contingent deferred sales charge for details.

 The share class you choose will depend on how much you're investing, how long you're planning to stay invested, and how you prefer to pay the sales charge.

 The total cost of your investment over the time you expect to hold your shares will be affected by the distribution (12b-1) and shareholder servicing fees, as well as by the amount of any front-end sales charge or contingent deferred sales charge (CDSC) that applies, and when you're required to pay the charge. You should think about these things carefully before you invest.

 Investor A Shares have a front-end sales charge, which is deducted when you buy your shares. This means that a smaller amount is invested in the Fund, unless you qualify for a waiver or reduction of the sales charge. However, Investor A Shares have lower ongoing distribution (12b-1) and/or shareholder servicing fees than Investor B and Investor C Shares. This means that Investor A Shares can be expected to pay relatively higher dividends per share.

 Investor B Shares have limits on how much you can invest. When you buy Investor B or Investor C Shares, the full amount is invested in the Fund. However, you may pay a CDSC when you sell your shares. Over time, Investor B and Investor C Shares can incur distribution (12b-1) and shareholder servicing fees that are equal to or more than the front-end sales charge, and the distribution (12b-1) and shareholder servicing fees you would pay for Investor A Shares. Although the full amount of your purchase is invested in the Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Investor B and Investor C Shares. You should also consider the conversion feature for Investor B Shares, which is described in About Investor B Shares.



[GRAPHIC]

          The offering price per share is the net asset value per share plus any sales charge that applies.

          The net asset value per share is the price of a share calculated by the Fund every business day.

[GRAPHIC]

       About Investor A Shares

       There is no limit to the amount you can invest in Investor A Shares. You generally will pay a front-end sales charge when you buy your shares, or in some cases, a CDSC when you sell your shares.


       Front-end sales charge
       You'll pay a front-end sales charge when you buy Investor A Shares, unless:

    o you qualify for a waiver of the sales charge. You can find out if you qualify for a waiver in the section, When you might not have to pay a sales charge - Front end sales charges

    o you're reinvesting distributions


      The sales charge you'll pay depends on the amount you're investing -- generally, the larger the investment, the smaller the percentage sales charge.



                                                                  Amount retained
                           Sales charge        Sales charge      by selling agents
                           as a % of the      as a % of the        as a % of the
                          offering price     net asset value      offering price
Amount you bought             per share          per share            per share
$0-$49,999                    5.75%              6.10%               5.00%
$50,000-$99,999               4.50%              4.71%               3.75%
$100,000-$249,999             3.50%              3.63%               2.75%
$250,000-$499,999             2.50%              2.56%               2.00%
$500,000-$999,999             2.00%              2.04%               1.75%
$1,000,000 or more            0.00%              0.00%               1.00%1

       (1) 1.00% on the first $3,000,000, 0.50% on the next $47,000,000, 0.25%
           on amounts over $50,000,000. Stephens pays the amount retained by selling agents on investments of $1,000,000 or more, but may be reimbursed when a CDSC is deducted if the shares are sold within eighteen months from the time they were bought. Please see How selling and servicing agents are paid for more information.

      Contingent deferred sales charge
      If you own or buy $1,000,000 or more of Investor A Shares, there is one situation when you'll pay a CDSC:

    o If you buy your shares on or after August 1, 1999 and sell them within 18 months of buying them, you'll pay a CDSC of 1.00%.

      The CDSC is calculated from the day your purchase is accepted (the trade date). We deduct the CDSC from the market value or purchase price of the shares, whichever is lower.

      You won't pay a CDSC on any increase in net asset value since you bought your shares, or on any shares you receive from reinvested distributions. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


[GRAPHIC]

       About Investor B Shares

       You can buy up to $250,000 of Investor B Shares. You don't pay a sales charge when you buy Investor B Shares, but you may have to pay a CDSC when you sell them.

       Contingent deferred sales charge
       You'll pay a CDSC when you sell your Investor B Shares, unless:

    o you bought the shares on or after January 1, 1996 and before August 1,
      1997

    o you received the shares from reinvested distributions

    o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge
      - Contingent deferred sales charges

      The CDSC you pay depends on when you bought your shares, how much you bought in some cases, and how long you held them.



If you sell your shares
during the following year:                                   You'll pay a CDSC of:
---------------------------------  -------------------------------------------------------------------------
                                                                                         Shares
                                                                                          you
                                                                                         bought      Shares
                                      Shares                                          on or after     you
                                    you bought       Shares you bought between          1/1/1996     bought
                                       after          8/1/1997 and 11/15/1998          and before    before
                                    11/15/1998       in the following amounts:          8/1/1997    1/1/1996
                                   ------------ ------------------------------------ ------------- ---------
                                                               $250,000-   $500,000-
                                                 $0-$249,999    $499,999   $999,999
 the first year you own them       5.0%         5.0%          3.0%        2.0%            none     5.0%
 the second year you own them      4.0%         4.0%          2.0%        1.0%            none     4.0%
 the third year you own them       3.0%         3.0%          1.0%        none            none     3.0%
 the fourth year you own them      3.0%         3.0%          none        none            none     2.0%
 the fifth year you own them       2.0%         2.0%          none        none            none     2.0%
 the sixth year you own them       1.0%         1.0%          none        none            none     1.0%
 after six years of owning them    none         none          none        none            none     none

       The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


       Your selling agent receives compensation when you buy Investor B Shares. Please see How selling and servicing agents are paid for more information.


       About the conversion feature
       Investor B Shares generally convert automatically to Investor A Shares according to the following schedule:



                                       Will convert to Investor A Shares
Investor B Shares you bought             after you've owned them for
after November 15, 1998                        eight years
between August 1, 1997
and November 15, 1998
$0-$249,000                                    nine years
$250,000-$499,999                              six years
$500,000-$999,999                              five years
before August 1, 1997                          nine years

      The conversion feature allows you to benefit from the lower operating costs of Investor A Shares, which can help increase total returns.

      Here's how the conversion works:

    o We won't convert your shares if you tell your investment professional, selling agent or the transfer agent within 90 days before the conversion date that you don't want your shares to be converted. Remember, it's in your best interest to convert your shares because Investor A Shares have lower expenses.

    o Shares are converted at the end of the month in which they become eligible for conversion. Any shares you received from reinvested distributions on these shares will convert to Investor A Shares at the same time.

    o You'll receive the same dollar value of Investor A Shares as the Investor B Shares that were converted. No sales charge or other charges apply.

    o Investor B Shares that you received from an exchange of Investor B Shares of another Nations Fund will convert based on the day you bought the original shares. Your conversion date may be later if you exchanged to or from a Nations Money Market Fund.

    o Conversions are free from federal tax.

[GRAPHIC]

       About Investor C Shares
       There is no limit to the amount you can invest in Investor C Shares. You don't pay a sales charge when you buy Investor C Shares, but you may pay a CDSC when you sell them.


      Contingent deferred sales charge
      You'll pay a CDSC of 1.00% when you sell Investor C Shares within one year of buying them, unless:

    o you received the shares from reinvested distributions

    o you qualify for a waiver of the CDSC. You can find out how to qualify for a waiver in the section When you might not have to pay a sales charge
      - Contingent deferred sales charges


      The CDSC is calculated from the trade date of your purchase. We deduct the CDSC from the market value or purchase price of the shares, whichever is lower. We'll sell any shares that aren't subject to the CDSC first. We'll then sell shares that result in the lowest CDSC.


      Your selling agent receives compensation when you buy Investor C Shares. Please see How selling and servicing agents are paid for more information.


[GRAPHIC]


          Please contact your investment professional for more information about reductions and waivers of sales charges.

          You should tell your investment professional that you may qualify for a reduction or a waiver before buying shares.

          We can change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

      When you might not have to pay a sales charge


      Front-end sales charges
      (Investor A Shares)


      There are three ways you can lower the front-end sales charge you pay on Investor A Shares:

    o Combine purchases you've already made
      Rights of accumulation allow you to combine the value of Investor A, Investor B and Investor C Shares you already own with Investor A Shares you're buying in order to calculate the sales charge. The sales charge is based on the total value of the shares you already own, or the original purchase cost, whichever is higher, plus the value of the shares you're buying. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify for rights of accumulation.

    o Combine purchases you plan to make
      By signing a letter of intent, you can combine the value of shares you already own with the value of shares you plan to buy over a 13-month period to calculate the sales charge.

      o You can choose to start the 13-month period up to 90 days before you sign the letter of intent.

      o Each purchase you make will receive the sales charge that applies to the total amount you plan to buy.

      o If you don't buy as much as you planned within the period, you must pay the difference between the charges you've paid and the charges that actually apply to the shares you've bought.

      o Your first purchase must be at least 5% of the minimum amount for the sales charge level that applies to the total amount you plan to buy.

      o If the purchase you've made later qualifies for a reduced sales charge through the 90-day backdating provisions, we'll make an adjustment for the lower charge when the letter of intent expires. Any adjustment will be used to buy additional shares at the reduced sales charge.

    o Combine purchases with family members
      You can receive a quantity discount by combining purchases of Investor A Shares that you, your spouse and children under age 21 make on the same day. Some distributions or payments from the dissolution of certain qualified plans also qualify for the quantity discount. Index Funds and Money Market Funds, except Investor B and Investor C Shares of Nations Reserves Money Market Funds, don't qualify.


    The following investors can buy Investor A Shares without paying a front-end sales charge:

    o full-time employees and retired employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of these people

    o banks, trust companies and thrift institutions acting as fiduciaries

    o individuals receiving a distribution from a Bank of America trust or other fiduciary account may use the proceeds of that distribution to buy Investor A Shares without paying a front-end sales charge, as long as the proceeds are invested in the Fund within 90 days of the date of distribution

    o Nations Funds' Trustees, Directors and employees of its investment sub-advisers

    o registered broker/dealers that have entered into a Nations Funds dealer agreement with Stephens may buy Investor A Shares without paying a front-end sales charge for their investment account only

    o registered personnel and employees of these broker/dealers and their family members may buy Investor A Shares without paying a front-end sales charge according to the internal policies and procedures of the employing broker/dealer as long as these purchases are made for their own investment purposes

    o employees or partners of any service provider to the Fund

    o investors who buy through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

    o shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at net asset value

 The following plans can buy Investor A Shares without paying a front-end sales charge:

    o pension, profit-sharing or other employee benefit plans established under
      Section 401 or Section 457 of the Internal Revenue Code of 1986, as amended (the tax code)

    o employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
      Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must:

     o have at least $500,000 invested in Investor A Shares of Nations Funds (except Money Market Funds), or
     o sign a letter of intent to buy at least $500,000 of Investor A Shares of Nations Funds (except Money Market Funds), or
     o be an employer-sponsored plan with at least 100 eligible participants, or
     o be a participant in an alliance program that has signed an agreement with the Fund or a selling agent
    o certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors


 You can also buy Investor A Shares without paying a sales charge if you buy the shares within 120 days of selling the same Fund. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.


    Contingent deferred sales charges
    (Investor A, Investor B and Investor C Shares)

    You won't pay a CDSC on the following transactions:

    o shares sold following the death or disability (as defined in the tax code) of a shareholder, including a registered joint owner

    o distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors

    o the following retirement plan distributions:

     o lump-sum or other distributions from a qualified corporate or self-employed retirement plan following the retirement (or following attainment of age 59-1/2 in the case of a "key employee" of a "top heavy"
       plan)

     o distributions from an IRA or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59-1/2

     o a tax-free return of an excess contribution to an IRA

     o distributions from a qualified retirement plan that aren't subject to the 10% additional federal withdrawal tax under Section 72(t)(2) of the tax code

    o payments made to pay medical expenses which exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks

    o shares sold under our right to liquidate a shareholder's account, including instances where the aggregate net asset value of Investor A, Investor B or Investor C Shares held in the account is less than the minimum account size

    o shares bought through accounts established with certain fee-based investment advisers or financial planners, wrap fee accounts and other managed agency/asset allocation accounts

    o if you exchange Investor B or Investor C Shares of a Nations Fund that were bought through a Bank of America employee benefit plan for Investor A Shares of a Nations Fund

    o withdrawals made under the Automatic Withdrawal Plan described in Buying, selling and exchanging shares, if the total withdrawals of Investor A, Investor B or Investor C Shares made in a year are less than 12% of the total value of those shares in your account. A CDSC may only apply to Investor A Shares if you bought more than $1,000,000


    We'll also waive the CDSC on the sale of Investor A or Investor C Shares bought before September 30, 1994 by current or retired employees of Bank of America Corporation (and its predecessors) and its affiliates, or by current or former trustees or directors of the Nations Funds or other management companies managed by Bank of America.


    You won't pay a CDSC on the sale of Investor B or Investor C Shares if you reinvest any of the proceeds in the same Fund within 120 days of the sale. This is called the reinstatement privilege. You can invest up to the amount of the sale proceeds. We'll credit your account with any CDSC paid when you sold the shares. The reinstatement privilege does not apply to any shares you bought through a previous reinstatement. PFPC, Stephens or their agents must receive your written request within 120 days after you sell your shares.

[GRAPHIC]

           Buying, selling and exchanging shares


[GRAPHIC]




          When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

 You can invest in the Fund through your selling agent or directly from Nations Funds.

 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

 You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

 The table on the next page summarizes some key information about buying, selling and exchanging shares. You'll find sales charges and other fees that apply to these transactions in Choosing a share class.


 The Fund also offers other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have questions or you need help placing an order.


                          Ways to
                        buy, sell or
                          exchange
                     -----------------
 Buying shares       In a lump sum

                     Using our
                     Systematic
                     Investment Plan
--------------------------------------
 Selling shares      In a lump sum

                     Using our
                     Automatic
                     Withdrawal Plan
--------------------------------------
 Exchanging shares   In a lump sum

                     Using our
                     Automatic
                     Exchange
                     Feature


                              How much you can buy,
                                sell or exchange                           Other things to know
                      ------------------------------------ ----------------------------------------------------
 Buying shares        minimum initial investment:          There is no limit to the amount you can invest in
                      o $1,000 for regular accounts        Investor A and C Shares. You can invest up to
                      o $500 for traditional and Roth      $250,000 in Investor B Shares.
                        IRA accounts
                      o $250 for certain fee-based
                        accounts
                      o no minimum for certain
                        retirement plan accounts like
                        401(k) plans and SEP accounts,
                        but other restrictions apply
                        minimum additional investment:
                      o $100 for all accounts
                        minimum initial investment:        You can buy shares twice a month, monthly or
                      o $100                               quarterly, using automatic transfers from your
                        minimum additional investment:     bank account.
                      o $50
                      ----------------------------------------------------------------------------------------
 Selling shares       o you can sell up to $50,000 of      We'll deduct any CDSC from the amount you're
                        your shares by telephone,          selling and send you or your selling agent the
                        otherwise there are no limits to   balance, usually within three business days of
                        the amount you can sell            receiving your order.
                      o other restrictions may apply to    If you paid for your shares with a check that
                        withdrawals from retirement        wasn't certified, we'll hold the sale proceeds
                        plan accounts                      when you sell those shares for at least 15 days
                                                           after the trade date of the purchase, or until the
                                                           check has cleared.
                      o minimum $25 per withdrawal         Your account balance must be at least $10,000 to
                                                           set up the plan. You can make withdrawals twice
                                                           a month, monthly, quarterly, bi-annually or
                                                           annually. We'll send your money by check or
                                                           deposit it directly to your bank account. No CDSC
                                                           is deducted if you withdraw 12% or less of the
                                                           value of your shares in a class.
                      ----------------------------------------------------------------------------------------
 Exchanging shares    o minimum $1,000 per exchange        You can exchange your Investor A Shares for
                                                           Investor A shares of any other Nations Fund,
                                                           except Index Funds. You won't pay a front-end
                                                           sales charge, CDSC or redemption fee on the
                                                           shares you're exchanging.
                                                           You can exchange your Investor B Shares for:
                                                           o Investor B Shares of any other Nations Fund,
                                                             except Nations Money Market Funds
                                                           o Investor B Shares of Nations Reserves Money
                                                             Market Funds
                                                           You can exchange your Investor C Shares for:
                                                           o Investor C Shares of any other Nations Fund,
                                                             except Nations Money Market Funds
                                                           o Investor C Shares of Nations Reserves Money
                                                             Market Funds
                                                           If you received Investor C Shares of a Fund from
                                                           an exchange of Investor A Shares of a Managed
                                                           Index Fund, you can also exchange these shares
                                                           for Investor A Shares of an Index Fund.
                                                           You won't pay a CDSC on the shares you're
                                                           exchanging.
                       o minimum $25 per exchange          You must already have an investment in the
                                                           Funds into which you want to exchange. You can
                                                           make exchanges monthly or quarterly.


[GRAPHIC]




          A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.


          The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 How shares are priced
 All transactions are based on the price of the Fund's shares -- or its net asset value per share. We calculate net asset value per share for each class of the Fund at the end of each business day. First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.


 Valuing securities in the Fund
 The value of the Fund's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in the Fund. If prices aren't readily available, we'll base the price of a security on its fair value. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by the Fund could change on days when Fund shares may not be bought or sold.


 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents before the end of a business day (usually 4:00 p.m. Eastern time, unless the NYSE closes early) will receive that day's net asset value per share. Orders received after the end of a business day will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to your selling agent.

 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.


 Here's how telephone orders work:

     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]

          The offering price per share is the net asset value per share plus any sales charge that applies.


          The net asset value per share is the price of a share calculated by the Fund every business day.

[GRAPHIC]

       Buying shares

       Here are some general rules for buying shares:

          o You buy Investor A Shares at the offering price per share. You buy Investor B and Investor C Shares at net asset value per share.

          o If we don't receive your money within three business days of receiving your order, we'll refuse the order.

          o Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

          o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.


     Minimum initial investment
     The minimum initial amount you can buy is usually $1,000.


       If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

          o $500 for traditional and Roth individual retirement accounts (IRAs)

          o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

          o $100 using our Systematic Investment Plan

          o There is no minimum for 401(k) plans, simplified employee pension plans (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE
            IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this


     Minimum additional investment

     You can make additional purchases of $100, or $50 if you use our Systematic Investment Plan.

[GRAPHIC]

 Systematic Investment Plan
 You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.


     Here's how the plan works:

     o You can buy shares twice a month, monthly or quarterly.

     o You can choose to have us transfer your money on or about the 15th or the last day of the month.

     o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.


[GRAPHIC]

       Selling shares

       Here are some general rules for selling shares:
          o We'll deduct any CDSC from the amount you're selling and send you the balance.

          o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire within three business days after Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

          o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account within three business days after the Fund receives your order.

            For more information
            about telephone orders,
            see How orders are
            processed.

          o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

          o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

          o Under certain circumstances allowed under the Investment Company Act of 1940 (1940 Act), we can pay you in securities or other property when you sell your shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

       We may sell your shares:

          o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

          o if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

          o under certain other circumstances allowed under the 1940 Act

 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.


 Here's how the plan works:

     o Your account balance must be at least $10,000 to set up the plan.

     o If you set up the plan after you've opened your account, your signature must be guaranteed.

     o You can choose to have us transfer your money on or about the 10th or the 25th of the month.

     o You won't pay a CDSC on Investor A, Investor B or Investor C Shares if you withdraw 12% or less of the value of those shares in a year. Otherwise, we'll deduct any CDSC from the withdrawals.

     o We'll send you a check or deposit the money directly to your bank account.

     o You can cancel the plan by giving your selling agent or us 30 days notice in writing.


 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.



[GRAPHIC]


          You should make sure you understand the investment objective and principal investment strategies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]

       Exchanging shares

       You can sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.


       Here's how exchanges work:

          o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o You may only make exchanges into a Fund that is legally sold in your state of residence.

          o You generally may only make an exchange into a Fund that is accepting investments.

          o We may limit the number of exchanges you can make within a specified period of time.


          o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.


       Exchanging Investor A Shares
       You can exchange Investor A Shares of the Fund for Investor A Shares of any other Nations Fund, except Index Funds.


       Here are some rules for exchanging Investor A Shares:

          o You won't pay a front-end sales charge on the shares of the Fund you're exchanging.

          o You won't pay a CDSC, if applicable, on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC at that time will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.

          o You won't pay a redemption fee on the shares you're exchanging. Any redemption fee will be deducted when you sell the shares you received from the exchange. Any redemption fee will be paid to the original Fund.


       Exchanging Investor B Shares
       You can exchange Investor B Shares of the Fund for:

          o Investor B Shares of any other Nations Fund, except Nations Money Market Funds

          o Investor B Shares of Nations Reserves Money Market Funds


       You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.


       If you received Investor C Shares of a Nations Money Market Fund through an exchange of Investor B Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Investor C Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

       Exchanging Investor C Shares
       You can exchange Investor C Shares of the Fund for:

          o Investor C Shares of any other Nations Fund, except Nations Money Market Funds

          o Investor C Shares of Nations Reserves Money Market Funds


       If you received Investor C Shares of the Fund from an exchange of Investor A Shares of a Managed Index Fund, you can also exchange these shares for Investor A Shares of an Index Fund.


       You won't pay a CDSC on the shares you're exchanging. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC will be based on the period from when you bought the original shares until you sold the shares you received from the exchange.


       If you received Daily Shares of a Nations Money Market Fund through an exchange of Investor C Shares of a Fund before October 1, 1999, a CDSC may apply when you sell your Daily Shares. The CDSC will be based on the period from when you bought the original shares until you exchanged them.

 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Investor A, Investor B or Investor C Shares every month or every quarter. You can contact your investment professional or us to set up the plan.


     Here's how automatic exchanges work:


          o Send your request to PFPC in writing or call 1.800.321.7854.

          o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

          o You must already have an investment in the Funds you want to exchange.

          o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

          o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]

           How selling and servicing agents are paid

 Selling and servicing agents usually receive compensation based on your investment in the Fund. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.


 Commissions
 Your selling agent may receive an up-front commission (reallowance) when you buy shares of the Fund. The amount of this commission depends on which share class you choose:

   o up to 5.00% of the offering price per share of Investor A Shares. The commission is paid from the sales charge we deduct when you buy your shares

   o up to 4.00% of the net asset value per share of Investor B Shares. The commission is not deducted from your purchase -- we pay your selling agent directly

   o up to 1.00% of the net asset value per share of Investor C Shares. The commission is not deducted from your purchase -- we pay your selling agent directly


 If you buy Investor B or Investor C Shares you will be subject to higher distribution (12b-1) and shareholder servicing fees and may be subject to a CDSC when you sell your shares.



[GRAPHIC]

          The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.


          The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 under the 1940 Act.


          Your selling agent may charge other fees for services provided to your account.

     Distribution (12b-1) and shareholder servicing fees
 Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.


     The amount of the fee depends on the class of shares you own:



                                       Maximum annual distribution (12b-1)
                                         and shareholder servicing fees
                                  (as an annual % of average daily net assets)
 Investor A Shares     0.25% combined distribution (12b-1) and shareholder servicing fee
 Investor B Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee
 Investor C Shares     0.75% distribution (12b-1) fee, 0.25% shareholder servicing fee

 Fees are calculated daily and paid monthly. Because these fees are paid out of the Fund's assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.


 The Fund pays these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

     Other compensation
     Selling and servicing agents may also receive:

   o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Fund


   o additional amounts on all sales of shares:

     o up to 1.00% of the offering price per share of Investor A Shares

     o up to 1.00% of the net asset value per share of Investor B Shares

     o up to 1.00% of the net asset value per share of Investor C Shares

   o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


 This compensation, which is not paid by the Fund, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents also may receive compensation for opening a minimum number of accounts.


 BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Fund for services they provide.

[GRAPHIC]

           Distributions and taxes

[GRAPHIC]



          The power of compounding

          Reinvesting your distributions buys you more shares of the Fund -- which lets you take advantage of the potential for compound growth.


          Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

 About distributions
 A mutual fund can make money two ways:

   o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

   o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


 A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to its shareholders so the Fund won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.


 The Fund distributes any net realized capital gain, at least once a year. The Fund pays distributions of net investment income monthly.


 Any distribution you receive is based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.


 Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.


 We generally pay cash distributions within five business days after the end of the month, quarter or year in which the distribution was made. If you sell all of your shares, we'll normally pay any distribution that applies to those shares in cash within five business days after the sale was made.

 If you buy shares of the Fund shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of the Fund when it holds securities with unrealized capital gain, you will, in effect, receive part of your purchase back if and when the Fund sells those securities and distributes the gain. This distribution is also subject to tax. The Fund has built up, or has the potential to build up, high levels of unrealized capital gain.



[GRAPHIC]

          This information is a summary of how federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

[GRAPHIC]

            For more information about
            taxes, please see the SAI.


 How taxes affect your investment
 Distributions that come from net investment income, net short-term capital gain and certain other items generally are taxable to you as ordinary income. A portion of such distributions to corporate shareholders may qualify for the dividends-received deduction.

 Distributions that come from net long-term capital gain generally are taxable to you as long-term capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared to shareholders of record in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


 Withholding tax
 We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

   o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

   o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

   o the IRS informs us that you're otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.


 Taxation of redemptions and exchanges
 Your redemptions (including redemptions paid in securities) and exchanges of Fund shares will usually result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them.

[GRAPHIC]

           Financial highlights

 The financial highlights table is designed to help you understand how the Fund has performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


 This information, except as noted below, has been audited by PricewaterhouseCoopers LLP. The financial highlights of Nations Small Company Fund for the period ended May 16, 1997 were audited by other independent accountants. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.


Nations Small Company Fund                      For a Share outstanding throughout each period

                                                Year ended             Year ended
Investor A Shares*                               03/31/01               03/31/00#
 Operating performance:
 Net asset value, beginning of period              $22.44                  $11.43
 Net investment income/(loss)                      (0.14)                   (0.15)
 Net realized and unrealized gain/(loss) on
  investments                                      (6.58)                   11.19
 Net increase/(decrease) in net asset value from
  operations                                       (6.72)                   11.04
 Distributions:
 Dividends from net investment income                  --                     --
 Distributions from net realized capital gains     (2.20)                   (0.03)
 Total dividends and distributions                 (2.20)                   (0.03)
 Net asset value, end of period                    $13.52                  $22.44
 Total return++                                    (31.96)%                 96.91%
=================================================  ========                =======
 Ratios to average net assets/supplemental
  data:
 Net assets, end of period (in 000's)              $146,457                $245,425
 Ratio of operating expenses to average net
  assets                                             1.40%(a)(b)             1.38%(a)(b)
 Ratio of net investment income/(loss) to
  average net assets                                (0.77)%                 (0.90)%
 Portfolio turnover rate                               48%                    63%
 Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     1.45%(a)                1.47%(a)



                                                      Year ended       Period ended     Period ended   Period ended
Investor A Shares*                                    03/31/99#          03/31/98         05/16/97      08/31/96**
 Operating performance:
 Net asset value, beginning of period             $15.74           $12.05            $10.64          $10.00
 Net investment income/(loss)                      (0.07)           (0.02)             0.03            0.05
 Net realized and unrealized gain/(loss) on
  investments                                      (3.11)            4.42              1.46            0.64
 Net increase/(decrease) in net asset value from
  operations                                       (3.18)            4.40              1.49            0.69
 Distributions:
 Dividends from net investment income                --              --               (0.03)          (0.05)
 Distributions from net realized capital gains     (1.13)           (0.71)            (0.05)           --
 Total dividends and distributions                 (1.13)           (0.71)            (0.08)          (0.05)
 Net asset value, end of period                   $11.43           $15.74            $12.05          $10.64
 Total return++                                   (21.32)%          37.02%            13.98%           6.88%
================================================= ========         =======           =======         =======
 Ratios to average net assets/supplemental
  data:
 Net assets, end of period (in 000's)             $16,143           $6,772             $3,697         $2,611
 Ratio of operating expenses to average net
  assets                                            1.20%(a)          1.20%+(a)          1.23%+         1.25%+
 Ratio of net investment income/(loss) to
  average net assets                              ( 0.67)%          ( 0.20)%+            0.30%+         0.66%+
 Portfolio turnover rate                              87%              59%                48%            31%
 Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                    1.47%(a)          1.51%+(a)          1.66%+         1.65%+

                          * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class A Shares, which were reorganized into Small Company Fund Investor A Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatmen's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund is Banc of America Capital Management, LLC.
                          ** Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                          + Annualized.
                          ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                          # Per share net investment income has been calculated using the monthly average shares method.
                          (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                          (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Small Company Fund        For a Share outstanding throughout each period


                                                         Year ended             Year ended
Investor B Shares*                                        03/31/01               03/31/00#
 Operating performance:
 Net asset value, beginning of period              $21.94                  $11.23
 Net investment income/(loss)                       (0.23)                  (0.25)
 Net realized and unrealized gain/(loss) on
  investments                                       (6.43)                  10.99
 Net increase/(decrease) in net asset value from
  operations                                        (6.66)                  10.74
 Distributions:
 Dividends from net investment income                  --                     --
 Distributions from net realized capital gains      (2.20)                  (0.03)
 Total dividends and distributions                  (2.20)                  (0.03)
 Net asset value, end of period                    $13.08                  $21.94
 Total return++                                    (32.45)%                 95.79%
=================================================  ========                =======
 Ratios to average net assets/supplemental
 data:
 Net assets, end of period (in 000's)              $11,744                 $13,839
 Ratio of operating expenses to average net
  assets                                             2.15%(a)(b)             2.13%(a)(b)
 Ratio of net investment income/(loss) to
  average net assets                                (1.52)%                 (1.65)%
 Portfolio turnover rate                               48%                     63%
 Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     2.20%(a)                2.22%(a)



                                                  Year ended       Period ended     Period ended   Period ended
Investor B Shares*                                 03/31/99#          03/31/98         05/16/97      08/31/96**
 Operating performance:
 Net asset value, beginning of period           $ 15.59            $ 12.03            $ 10.65        $ 10.00
 Net investment income/(loss)                     (0.11)             (0.08)             (0.03)          0.01
 Net realized and unrealized gain/(loss) on
  investments                                     (3.12)              4.35               1.46           0.65
 Net increase/(decrease) in net asset value from
  operations                                      (3.23)              4.27               1.43           0.66
 Distributions:
 Dividends from net investment income                 --               --                 --           (0.01)
 Distributions from net realized capital gains     (1.13)            (0.71)             (0.05)            --
 Total dividends and distributions                 (1.13)            (0.71)             (0.05)         (0.01)
 Net asset value, end of period                   $11.23            $15.59             $12.03         $10.65
 Total return++                                   (21.86)%           36.06%             13.43%          6.65%
================================================= ========          =======            =======        =======
 Ratios to average net assets/supplemental
 data:
 Net assets, end of period (in 000's)             $ 5,127           $3,384             $2,635         $1,878
 Ratio of operating expenses to average net
  assets                                            1.95%(a)          1.87%+(a)          1.97%+         2.01%+
 Ratio of net investment income/(loss) to
  average net assets                               (1.42)%           (0.87)%+           (0.45)%+       (0.07)%+
 Portfolio turnover rate                              87%              59%                48%            31%
 Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                    2.22%(a)          2.18%+(a)          2.41%+         2.44%+

                          * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund's Class B Shares, which were reorganized into Small Company Fund Investor B Shares as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company Fund was Boatman's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company Fund is Banc of America Capital Management, LLC.
                          ** Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.
                          + Annualized.
                          ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                          # Per share net investment income has been calculated using the monthly average shares method.
                          (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/ or expense reimbursements, was less than 0.01%.
                          (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

Nations Small Company Fund        For a Share outstanding throughout each period


                                                   Year ended
Investor C Shares                                   03/31/01
 Operating performance:
 Net asset value, beginning of period              $22.21
 Net investment income/(loss)                      (0.25)
 Net realized and unrealized gain/(loss) on
  investments                                      (6.50)
 Net increase/(decrease) in net asset value from
  operations                                       (6.75)
 Distributions:
 Dividends from net investment income                 --
 Distributions from net realized capital gains     (2.20)
 Total dividends and distributions                 (2.20)
 Net asset value, end of period                    $13.26
 Total return ++                                   (32.46)%
=================================================  ========
 Ratios to average net assets/supplemental
  data:
 Net assets, end of period (in 000's)              $2,813
 Ratio of operating expenses to average net
  assets                                            2.15%(a)(b)
 Ratio of net investment income/(loss) to
  average net assets                                (1.52)%
 Portfolio turnover rate                               48%
 Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     2.20%(a)



                                                  Year ended           Year ended       Period ended
Investor C Shares                                  03/31/00#           03/31/99#          03/31/98*
 Operating performance:
 Net asset value, beginning of period              $ 11.38               $ 15.74           $ 15.18
 Net investment income/(loss)                      ( 0.23)               ( 0.12)           ( 0.08)
 Net realized and unrealized gain/(loss) on
  investments                                       11.09                ( 3.11)             1.35
 Net increase/(decrease) in net asset value from
  operations                                        10.86                ( 3.23)             1.27
 Distributions:
 Dividends from net investment income                 --                     --               --
 Distributions from net realized capital gains     ( 0.03)               ( 1.13)           ( 0.71)
 Total dividends and distributions                 ( 0.03)               ( 1.13)           ( 0.71)
 Net asset value, end of period                    $ 22.21               $ 11.38           $ 15.74
 Total return ++                                    95.76%               (21.66)%            8.75%
=================================================  =======               ========          =======
 Ratios to average net assets/supplemental
  data:
 Net assets, end of period (in 000's)              $3,588                $ 1,951           $3,122
 Ratio of operating expenses to average net
  assets                                             2.13%(a)(b)           1.70%(a)          1.95%+(a)
 Ratio of net investment income/(loss) to
  average net assets                               ( 1.65)%              ( 1.17)%          ( 0.95)%+
 Portfolio turnover rate                              63%                    87%              59%
 Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     2.22%(a)              2.22%(a)          2.26%+(a)

                          * Small Company Fund Investor C Shares commenced operations on September 22, 1997.
                          + Annualized.
                          ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charge.
                          # Per share net investment income has been calculated using the monthly average shares method.
                          (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                          (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]

          This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.

[GRAPHIC]

           Terms used in this prospectus


 Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their current market value.


 Asset-backed security - a debt security that gives an investor an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including automobile loans or credit card receivables, generally issued by banks, credit card companies or other lenders. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.


 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.


 Bank obligation - a money market instrument issued by a domestic or U.S. branch of a foreign bank, including certificates of deposit, time deposits and bankers' acceptances.


 Capital gain or loss - the difference between the purchase price of a security and its selling price. An investor realizes a capital gain when it sells a security for more than it paid for it. An investor realizes a capital loss when it sells a security for less than it paid for it.


 Cash equivalents - short-term, interest-bearing instruments which can easily be converted into cash, including U.S. government obligations, bank obligations, and certain asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).


 Collateralized mortgage obligation (CMO) - a type of mortgage-backed security. CMO payment obligations are covered by interest and/or principal payments from a pool of mortgages. In addition, the underlying assets of a CMO are typically separated into classes, called tranches, based on maturity. Each tranche pays a different rate of interest. CMOs are not generally issued by the U.S. government, its agencies or instrumentalities.


 Commercial paper - a short-term corporate obligation. Commercial paper is typically considered a money market instrument.


 Common stock - a security that represents part equity ownership in a company. Common stock typically allows an investor to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.


 Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.


 Crossing networks - an electronic system where anonymous parties can match buy and sell transactions. These transactions don't affect the market, and transaction costs are extremely low.


 CSFB Convertible Securities Index - a widely-used unmanaged index that measures the performance of convertible securities. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Debt security - a security issued by a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.


 Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.


 Derivatives - A derivative is a financial contract whose value is based upon, or "derived" from, an underlying financial asset (such as a stock or a bond), a commodity (such as gold), a market index (such as the S&P 500) or a reference rate (such as the prime lending interest rate). Examples of derivative instruments include futures, options, index-, equity-, commodity- and currency-linked securities, warrants and swap contracts. For a detailed description of the derivatives described here, see the SAI.


 Diversified - A diversified fund, as defined by the 1940 Act, must have at least 75% of its total assets in cash and cash equivalents, government securities, securities of other investment companies, or other securities. For purposes of this calculation, the fund may not count securities of a single issuer that comprise more than 5% of the fund's assets.


 Dividend yield - rate of return of dividends paid on a common or preferred stock. It equals the amount of the annual dividend on a stock expressed as a percentage of the stock's current market value.


 Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a fund with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the fund's share price would rise by about 5%.

 Equity security - an investment that gives an investor an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.


 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO), or if unrated, is determined by the Fund's portfolio management team to be of comparable quality, or is a money market fund or a government security.


 Fixed income security - an intermediate to long-term debt security that matures in more than one year.


 Foreign security - a debt or equity security determined by a Fund's portfolio management team to be foreign based on an issuer's domicile, its principle place of business, the source of its revenues or other factors.


 Forward foreign currency contracts - a forward foreign currency contract includes an obligation to purchase or sell a foreign currency at a specified future date.


 Forward purchase agreement - a contract obligating one party to buy and another party to sell an equity security, commodity, currency or other financial instrument at a specific future date.


 Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.


 Futures contract - a contract to buy or sell underlying instruments at a specified price on a specified future date. The price is typically set through a futures exchange.


 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by a Fund's Board. Please see the SAI for more information about credit ratings.


 High yield debt security - debt securities that, at the time of purchase, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined by the portfolio management team to be of comparable quality.


 Interest rate swap - an agreement between two parties to exchange periodic interest payments based on a predetermined principal amount.

 Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.


 Lehman Aggregate Bond Index - an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Lehman Government/Corporate Bond Index - an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.


 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.


 Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.


 MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investment. It is not available for investment.


 MSCI World Index - Morgan Stanley Capital International World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public or private projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from municipal securities that pay for "public" projects and services is exempt from federal income taxes and is generally exempt from state taxes if an investor lives in the state that issued the security. If an investor lives in the municipality that issued the security, interest income may also be exempt from local taxes.



 Non-diversified - a fund that holds securities of fewer issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.


 NRSRO - A nationally recognized statistical rating organization, such as S&P or Moody's.


 Options - An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500.


 Over-the-counter market - a market where dealers trade securities through a telephone or computer network rather than through a public stock exchange.


 Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.


 Pre-refunded bond - a bond that is repaid before its maturity date. The repayment is generally financed by a new issue. Issuers generally pre-refund bonds during periods of lower interest rates to reduce their interest costs.


 Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.


 Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the SEC or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors or high net worth individuals. Securities acquired through private placements generally may not be resold.

 Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy.


 Real Estate Investment Trust (REIT) - a portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls, and real-estate-related loans or interests.


 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide low-risk returns and can allow a fund to remain fully invested.


 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price. Reverse repurchase agreements are, in effect, loans to a fund.


 Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.


 Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Russell 1000 Value Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

 Russell 2000 Growth Index - an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Russell 3000 Growth Index - an unmanaged index comprised of securities in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, with a greater than average growth orientation. Companies in the Russell 3000 Growth Index tend to exhibit higher price to book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 S&P 500(1) - Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 S&P/BARRA Value Index(1) - an unmanaged index of a subset of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 S&P/IFC Investables Index - an unmanaged index that tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 S&P MidCap 400(1) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 S&P SmallCap 600(1) - Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 S&P SuperComposite 1500(1) - an unmanaged index created by Standard & Poors combining the companies represented in three other indices -- the S&P 500, MidCap 400, and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.


 Settlement date - the date on which an order is settled either by payment or delivery of securities.


 Total return swap - an agreement between two parties to exchange periodic interest payments for the total return of an equity or fixed income instrument.


 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.


 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.


 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.


 Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.


 Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.


 (1) S&P and BARRA have not reviewed any stock included in the S&P SuperComposite 1500, S&P 500, S&P SmallCap 600, S&P MidCap 400 Index or BARRA Value Index for its investment merit. S&P and BARRA determine and calculate their indices independently of the Funds and are not a sponsor or affiliate of the Funds. S&P and BARRA give no information and make no statements about the suitability of investing in the Funds or the ability of their indices to track stock market performance. S&P and BARRA make no guarantees about the indices, any data included in them and the suitability of the indices or their data for any purpose. "Standard and Poor's," "S&P 500" and "S&P 600" are trademarks of The McGraw-Hill Companies, Inc.

[GRAPHIC]

           Where to find more information

 You'll find more information about Nations Small Company Fund in the following documents:

       Annual and semi-annual reports
       The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on the Fund's performance during the period covered.


[GRAPHIC]

       Statement of Additional Information
       The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


       You can obtain a free copy of these documents, request other information about the Fund and make shareholder inquiries by contacting Nations
       Funds:


       By telephone: 1.800.321.7854


       By mail:
       Nations Funds
       c/o Stephens Inc.
       One Bank of America Plaza
       33rd Floor
       Charlotte, NC 28255


       On the Internet: www.nations-funds.com


       Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
       1.202.942.8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Fund, Inc., 811-04614

SMCOPROIX-8/01

[NATIONS FUNDS]

[GRAPHIC]

Money Market Funds
Investor A Shares

Prospectus
August 1, 2001

Nations
Prime Fund

Nations
Treasury Fund

Nations
Government
Money Market
Fund

Nations
Tax Exempt Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured
-----------------
May Lose Value
-----------------
No Bank Guarantee
-----------------

[Nations Funds Logo]

An overview of the Funds
--------------------------------------------------------------------------------

[GRAPHIC]

             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

[GRAPHIC]

             You'll find Terms used in
             this prospectus on page 36.


             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.


             Affiliates of Bank of America are paid for the services they provide to the Funds.

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


About the Funds

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.


Are these Funds right for you?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  o you're looking for a relatively low risk investment with stability of principal

  o you have short-term income needs


They may not be suitable for you if:

  o you're looking for higher returns

  o you're more comfortable with bank deposits that are FDIC-insured


You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.


For more information

If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]

             Banc of America Advisors, LLC



             Banc of America Advisors, LLC (BA Advisors) is the investment adviser to each of the Funds. BA Advisors is responsible for the overall management and supervision of the investment management of each Fund. BA Advisors and Nations Funds have engaged a sub-adviser -- Banc of America Capital Management, LLC (BACAP), which is responsible for the day-to-day investment decisions for each of the Funds.


[GRAPHIC]

             You'll find more about
             BA Advisors and BACAP
             starting on page 19.


[GRAPHIC] About the Funds

Nations Prime Fund                                       4
Sub-adviser: BACAP
-----------------------------------------------------------
Nations Treasury Fund                                    7
Sub-adviser: BACAP
-----------------------------------------------------------
Nations Government Money Market Fund                    10
Sub-adviser: BACAP
-----------------------------------------------------------
Nations Tax Exempt Fund                                 14
Sub-adviser: BACAP
-----------------------------------------------------------
Other important information                             18
-----------------------------------------------------------
How the Funds are managed                               19

[GRAPHIC] About your investment

Information for investors
  Buying, selling and exchanging shares                 22
    How orders are processed                            24
  How selling and servicing agents are paid             30
  Distributions and taxes                               31
-----------------------------------------------------------
Financial highlights                                    33
-----------------------------------------------------------
Terms used in this prospectus                           36
-----------------------------------------------------------
Where to find more information                  back cover

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]

             You'll find more about
             BACAP on page 20.



             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.


[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization (NRSRO) or is considered to be of comparable quality.


Nations Prime Fund


[GRAPHIC] Investment objective

          The Fund seeks the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC] Principal investment strategies

          The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  o commercial paper

  o bank obligations

  o short-term debt securities, including instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  o short-term taxable municipal securities

  o repurchase agreements secured by first-tier securities or U.S. government obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
             You'll find more about
             other risks of investing in
             this Fund in Other important
             information and in the SAI.

[GRAPHIC] Risks and other things to consider

Nations Prime Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.


[GRAPHIC] A look at the Fund's performance

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


Year by year total return (%) as of December 31 each year*

The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

5.94%   3.42%   2.78%   3.78%   5.54%   4.99%   5.19%   5.13%   4.76%   6.01%
1991    1992    1993    1994    1995    1996    1997    1998    1999    2000

*Year-to-date return as of June 30, 2001: 2.40%

Best and worst quarterly returns during this period

  Best: 1st quarter 1991:            1.68%
  Worst: 2nd quarter 1993:           0.67%

Average annual total return as of December 31, 2000

                                                              Since
                       1 year      5 years     10 years     inception*
Investor A Shares       6.01%        5.21%       4.75%        4.89%

* The inception date of Investor A Shares is July 16, 1990.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC] What it costs to invest in the Fund

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees
(Fees paid directly from your investment)                      Investor A Shares
 Maximum sales charge (load) imposed on purchases                   none
 Maximum deferred sales charge (load)                               none

 Annual Fund operating expenses(1)
 (Expenses that are deducted from the Fund's assets)
 Management fees                                                    0.20%
 Distribution (12b-1) and shareholder servicing fees                0.35%
 Other expenses                                                     0.13%
                                                                    ------
 Total annual Fund operating expenses                               0.68%
 Fee waivers and/or reimbursements                                 (0.03)%
                                                                    ------
 Total net expenses(2)                                              0.65%
                                                                    ======

       (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


       (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.


Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


This example assumes:

     o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o you reinvest all dividends and distributions in the Fund

     o your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 year     3 years     5 years     10 years
  Investor A Shares     $66        $215        $376        $844

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
             You'll find more about
             BACAP on page 20.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.

Nations Treasury Fund


[GRAPHIC] Investment objective

          The Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC] Principal investment strategies

          The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


The Fund will only buy first-tier securities. These securities include primarily:

     o U.S. Treasury obligations

     o repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations

     o obligations whose principal and interest are backed by the U.S.
       government


The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.


The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.


The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

     o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

     o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

     o Security analysis includes evaluating the credit quality of an instrument.


Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

             You'll find more about
             other risks of investing in
             this Fund in Other important
             information and in the SAI.


[GRAPHIC] Risks and other things to consider

Nations Treasury Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.


[GRAPHIC] A look at the Fund's performance

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

Year by year total return (%) as of December 31 each year*

The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

5.57%   3.28%   2.55%   3.62%   5.38%   4.88%   5.02%   4.93%   4.47%   5.70%
1991    1992    1993    1994    1995    1996    1997    1998    1999    2000

*Year-to-date return as of June 30, 2001: 2.25%


Best and worst quarterly returns during this period

  Best: 1st quarter 1991:            1.57%
  Worst: 4th quarter 1993:           0.62%

Average annual total return as of December 31, 2000


                                                                    Since
                             1 year      5 years     10 years     inception*
  Investor A Shares           5.70%        5.00%       4.53%        4.67%

* The inception date of Investor A Shares is July 16, 1990.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC] What it costs to invest in the Fund

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees
(Fees paid directly from your investment)                      Investor A Shares
Maximum sales charge (load) imposed on purchases                     none
Maximum deferred sales charge (load)                                 none

Annual Fund operating expenses(1)
(Expenses that are deducted from the Fund's assets)
Management fees                                                      0.20%
Distribution (12b-1) and shareholder servicing fees                  0.35%
Other expenses                                                       0.13%
                                                                    ------
Total annual Fund operating expenses                                 0.68%
Fee waivers and/or reimbursements                                   (0.03)%
                                                                    ------
Total net expenses(2)                                                0.65%
                                                                    ======

       (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


       (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


This example assumes:

     o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o you reinvest all dividends and distributions in the Fund

     o your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     1 year     3 years     5 years     10 years
  Investor A Shares     $66        $215        $376        $844

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]

             You'll find more about
             BACAP on page 20.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.

Nations Government Money Market Fund

[GRAPHIC] Investment objective

          The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

[GRAPHIC] Principal investment strategies

          The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.


The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

     o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

     o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

     o Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment and for other reasons.

[GRAPHIC]

             You'll find more about
             other risks of investing in
             this Fund in Other important
             information and in the SAI.


[GRAPHIC] Risks and other things to consider

Nations Government Money Market Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

     o Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury securities, which for most states is free from state income tax, but will be subject to federal tax. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC] A look at the Fund's performance

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

Year by year total return (%) as of December 31 each year*

The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

3.44%   2.60%   3.66%   5.35%   4.81%   4.96%   4.88%   4.54%   5.83%
1992    1993    1994    1995    1996    1997    1998    1999    2000

*Year-to-date return as of June 30, 2001: 2.37%

Best and worst quarterly returns during this period

        Best: 3rd and 4th quarters 2000:     1.51%
        Worst: 2nd quarter 1993:             0.63%

Average annual total return as of December 31, 2000

                                                Since
                      1 year      5 years     inception*
  Investor A Shares     5.83%        5.00%       4.68%

* The inception date of Investor A Shares is February 11, 1991.

[GRAPHIC]

             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC] What it costs to invest in the Fund

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees
(Fees paid directly from your investment)                     Investor A Shares
Maximum sales charge (load) imposed on purchases                   none
Maximum deferred sales charge (load)                               none

Annual Fund operating expenses(1)
(Expenses that are deducted from the Fund's assets)
Management fees                                                    0.20%
Distribution (12b-1) and shareholder servicing fees                0.35%
Other expenses                                                     0.16%
                                                                  ------
Total annual Fund operating expenses                               0.71%
Fee waivers and/or reimbursements                                 (0.06)%
                                                                  ------
Total net expenses(2)                                              0.65%
                                                                  ======

       (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


       (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


This example assumes:

     o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o you reinvest all dividends and distributions in the Fund

     o your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years
  Investor A Shares     $66        $221        $389        $877

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Tax-Exempt Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]

             You'll find more about
             BACAP on page 20.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.


[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.

Nations Tax Exempt Fund

[GRAPHIC] Investment objective

          The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.


[GRAPHIC] Principal investment strategies

          The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. The Fund normally invests at least 80% of its assets in municipal securities, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.


The Fund may invest up to 20% of its assets in:

     o municipal securities that finance private projects, called private activity bonds

     o money market instruments, including repurchase agreements


The Fund may also invest in instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.


The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

     o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

     o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

     o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.


Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

             You'll find more about
             other risks of investing in
             this Fund in Other important
             information and in the SAI.


[GRAPHIC] Risks and other things to consider

Nations Tax Exempt Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

     o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax. Shares of Nations Tax Exempt Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC] A look at the Fund's performance

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

Year by year total return (%) as of December 31 each year*

The bar chart shows you how the performance of the Fund's Investor A Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

2.54%   1.97%   2.47%   3.43%   3.06%   3.22%   2.93%   2.73%   3.58%
1992    1993    1994    1995    1996    1997    1998    1999    2000

*Year-to-date return as of June 30, 2001: 1.41%


Best and worst quarterly returns during this period


        Best: 2nd and 4th quarters 2000:     0.94%
        Worst: 1st quarter 1993:             0.47%

Average annual total return as of December 31, 2000

                                                 Since
                       1 year      5 years     inception*
  Investor A Shares     3.58%        3.10%       3.14%

* The inception date of Investor A Shares is April 5, 1991.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC] What it costs to invest in the Fund

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees
(Fees paid directly from your investment)                     Investor A Shares
Maximum sales charge (load) imposed on purchases                    none
Maximum deferred sales charge (load)                                none

Annual Fund operating expenses(1)
(Expenses that are deducted from the Fund's assets)
Management fees                                                     0.20%
Distribution (12b-1) and shareholder servicing fees                 0.35%
Other expenses                                                      0.13%
                                                                   ------
Total annual Fund operating expenses                                0.68%
Fee waivers and/or reimbursements                                  (0.03)%
                                                                   ------
Total net expenses(2)                                               0.65%
                                                                   ======

       (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

       (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


This example assumes:

     o you invest $10,000 in Investor A Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o you reinvest all dividends and distributions in the Fund

     o your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     1 year     3 years     5 years     10 years
  Investor A Shares     $66        $215        $376        $844

[GRAPHIC] Other important information


You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

     o Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       o must maintain an average dollar-weighted maturity of 90 days or less

       o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a first-tier security for up to three business days

       o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier or second-tier securities.

     o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

     o Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

[GRAPHIC] How the Funds are managed

[GRAPHIC]

             Banc of America Advisors, LLC



             One Bank of America Plaza
             Charlotte, North Carolina 28255


Investment adviser

BA Advisors is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.


BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.


Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.


BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.


The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

Annual investment advisory fee, as a % of average daily net assets

                                          Maximum     Actual fee
                                          advisory     paid last
                                           fee       fiscal year
  Nations Prime Fund                       0.20%       0.19%
  Nations Treasury Fund                    0.20%       0.19%
  Nations Government Money Market Fund     0.20%       0.16%
  Nations Tax Exempt Fund                  0.20%       0.18%

Investment sub-adviser

Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

     o change, add or terminate one or more sub-advisers;

     o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

     o materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.


[GRAPHIC]

             Banc of America
             Capital Management, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

Banc of America Capital Management, LLC

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

Currently managing more than $125 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 60 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.


Fund                                       BACAP Team
Nations Prime Fund                       Taxable Money Market Management Team
Nations Treasury Fund                    Taxable Money Market Management Team
Nations Government Money Market Fund     Taxable Money Market Management Team
Nations Tax Exempt Fund                  Tax-Exempt Money Market Management Team

[GRAPHIC]

             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

Other service providers

The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


[GRAPHIC]

             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]

             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.


             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.


[GRAPHIC] Buying, selling and exchanging shares

You can invest in the Funds through your selling agent or directly through Nations Funds. You don't pay any sales charges when you buy, sell or exchange Investor A Shares of the Funds.


We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.


You'll find more information about buying, selling and exchanging Investor A Shares on the pages that follow. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.


The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

                       Ways to
                    buy, sell or              How much you can buy,
                      exchange                  sell or exchange                            Other things to know
                    -------------    ----------------------------------------   ---------------------------------------------------
Buying Shares       In a lump sum      minimum initial investment:              There is no limit to the amount you can invest
                                       o $1,000 for regular accounts            in Investor A Shares.
                                       o $500 for traditional and Roth IRA
                                         accounts
                                       o $250 for certain fee-based accounts
                                       o no minimum for certain retirement
                                         plan accounts like 401(k) plans and
                                         SEP accounts, but other restrictions
                                         apply
                                       minimum additional investment:
                                       o $100 for all accounts
                     Using our         minimum initial investment:              You can buy shares twice a month, monthly or
                     Systematic        o $100                                   quarterly, using automatic transfers from your
                     Investment Plan   minimum additional investment:           bank account.
                                       o $50
------------------------------------------------------------------------------------------------------------------------------------
Selling shares      In a lump sum      o you can sell up to $50,000 of your     We usually send you or your selling agent the
                                         shares by telephone, otherwise there   sale proceeds on the same day that we receive
                                         are no limits to the amount you can    your order.
                                         sell                                   If you paid for your shares with a check that
                                       o other restrictions may apply to        wasn't certified, we'll hold the sale proceeds
                                         withdrawals from retirement plan       when you sell those shares for at least 15 days
                                         accounts                               after the trade date of the purchase, or until the
                                                                                check has cleared, whichever is later.
                    Using our free     o minimum $250 per check                 You can write checks for free. You can only use
                    checkwriting                                                checks to make partial withdrawals from a
                    service                                                     Fund. You can't use a check to make a full
                                                                                withdrawal from a Fund.
                    Using our          o minimum $25 per withdrawal             Your account balance must be at least $10,000
                    Automatic                                                   to set up the plan. You can make withdrawals
                    Withdrawal Plan                                             twice a month, monthly, quarterly, bi-annually
                                                                                or annually. We'll send your money by check or
                                                                                deposit it directly to your bank account.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares   In a lump sum      o minimum $1,000 per exchange            You can generally exchange Investor A Shares
                                                                                of a Money Market Fund for Investor A Shares
                                                                                of any other Nations Fund, except Index Funds.
                                                                                Some exceptions apply.
                     Using our         minimum exchange per Fund:               You must already have an investment in the
                     Automatic         o $25                                    Funds into which you want to exchange. You
                     Exchange                                                   can make exchanges monthly or quarterly.
                     Feature

[GRAPHIC]

             A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. The Money Market Funds reserve the right to close early on business days preceding national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.


             Either the Federal Reserve Bank of New York or the NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

How shares are priced

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

     o 3:00 p.m. Eastern time each business day for each share class of Nations Prime Fund and Nations Treasury Fund

     o 12:00 noon Eastern time each business day for each share class of Nations Government Money Market Fund and Nations Tax Exempt Fund

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

Valuing securities in a Fund

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

How orders are processed

Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

     o 3:00 p.m. Eastern time for Nations Prime Fund and Nations Treasury Fund

     o 12:00 noon Eastern time for Nations Government Money Market Fund and Nations Tax Exempt Fund

Orders received after these times will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

Telephone orders

You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]

             The net asset value per share is the price of a share calculated by a Fund every business day.


[GRAPHIC] Buying shares

Here are some general rules for buying shares:

     o You buy Investor A Shares at net asset value per share.

     o We'll process your order only if we receive payment in federal funds by 4:00 p.m. Eastern time on the business day Stephens, PFPC or their agents receive the order (unless the Fund closes early). Otherwise, we'll cancel your order.

     o Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

     o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.


Minimum initial investment

The minimum initial amount you can buy is usually $1,000.

If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

     o $500 for traditional and Roth individual retirement accounts (IRAs)


     o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

     o $100 using our for Systematic Investment Plan

     o There is no minimum for 401(k) plans, simplified employee pension plans
       (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.


Minimum additional investment

You can make additional purchases of as little as $100, or $50 if you use our Systematic Investment Plan.

Systematic Investment Plan

You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

     o You can buy shares twice a month, monthly or quarterly.

     o You can choose to have us transfer your money on or about the 15th or the last day of the month.

     o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[GRAPHIC]

             For more information
             about telephone orders,
             see How orders are
             processed.


[GRAPHIC] Selling shares

Here are some general rules for selling shares:

     o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

     o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account on the same business day that the Fund receives your order.

     o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

     o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

     o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

     o Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

     o We can delay payment of the sale proceeds for up to seven days.

     o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

We may sell your shares:

     o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

     o if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

     o under certain other circumstances allowed under the 1940 Act

Checkwriting service

You can withdraw money from the Funds using our free checkwriting service. You can contact your investment professional or us to set up the service.

Here's how the service works:

     o Each check you write must be for $250 or more.

     o You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

     o Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

     o We can change or cancel the service by giving you 30 days notice in writing.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

     o Your account balance must be at least $10,000 to set up the plan.

     o If you set up the plan after you've opened your account, your signature must be guaranteed.

     o You can choose to have us transfer your money on or about the 10th or 25th of the month.

     o We'll send you a check or deposit the money directly to your bank account.

     o You can cancel the plan by giving your selling agent or us 30 days notice in writing.

It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[GRAPHIC]

             You should make sure you understand the investment objective and policies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC] Exchanging shares

You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

Exchanges are not available if you bought your Investor A Shares through a cash sweep option on your account or through a mutual fund supermarket.

Here's how exchanges work:

     o You can exchange Investor A Shares of a Money Market Fund for Investor A Shares of any other Nations Fund, except Index Funds.

     o If you bought Investor A Shares of a Money Market Fund through a Nations Funds IRA, you can exchange these shares for Investor B Shares of any other Nations Fund, except Money Market Funds. If you received your Investor B Shares before January 1, 1996 or after July 31, 1997, a contingent deferred sales charge (CDSC) may apply when you sell your Investor B Shares. The CDSC will be based on the period from when you received the Investor B Shares until you sold them.

     o You must exchange at least $1,000, or $25 if you use our Automatic Exchange Feature.

     o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

     o You may only make exchanges into a Fund that is legally sold in your state of residence.

     o You generally may only make an exchange into a Fund that is accepting investments.

     o We may limit the number of exchanges you can make within a specified period of time.

     o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

     o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

Automatic Exchange Feature

The Automatic Exchange Feature lets you exchange $25 or more of Investor A Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

     o Send your request to PFPC in writing or call 1.800.321.7854.

     o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

     o You must already have an investment in the Funds you want to exchange.

     o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

     o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC] How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.


[GRAPHIC]

             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.

             The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 of the 1940 Act.

             Your selling agent may charge other fees for services provided to your account.

Distribution (12b-1) and shareholder servicing fees

Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under a distribution and shareholder servicing plan.


Stephens may be reimbursed for distribution-related expenses up to an annual maximum of 0.10% of the average daily net assets of Investor A Shares of the Funds, some or all of which may be paid to selling agents.


Servicing agents may receive a maximum annual shareholder servicing fee of up to 0.25% of the average daily net assets of Investor A Shares of the Funds.


Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.


The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.

Other compensation

Selling and servicing agents may also receive:

     o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

     o an additional amount of up to 1.00% of the net asset value per share on all sales of Investor A Shares

     o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


This compensation, which is not paid by the Funds, is discretionary, and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.


BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC] Distributions and taxes

[GRAPHIC]

             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

About distributions

A mutual fund can make money two ways:

     o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

     o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year.

Nations Prime Fund and Nations Treasury Fund declare distributions of net investment income at 3:00 p.m. Eastern time each business day. Nations Government Money Market Fund and Nations Tax Exempt Fund declare distributions of net investment income at 12:00 noon Eastern time each business day. The Funds pay these distributions monthly.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.

Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.

We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.

If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

[GRAPHIC]

             For more information about
             taxes, please see the SAI.

How taxes affect your investment

Distributions of net investment income, any net short-term capital gain and certain other items generally are taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any Fund distributions when determining their taxable income.

In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared to shareholders of record in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


Nations Tax Exempt Fund

In general, you will not be subject to federal income tax on distributions by Nations Tax Exempt Fund of its tax-exempt interest income. These distributions, however, may be subject to state, local and other taxes. A portion of these distributions may also be subject to the federal alternative minimum tax.

Although the Fund does not intend to earn any taxable income or capital gain, any distributions of taxable income or capital gain generally are subject to tax.


U.S. government obligations

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and individual income taxes. Distributions you receive that come from interest each Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.


Withholding tax

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

     o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

     o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

     o the IRS informs us that you're otherwise subject to backup withholding


The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

Taxation of redemptions and exchanges

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.


[GRAPHIC] Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Prime Fund         For a Share outstanding throughout each year

                                                 Year ended          Year ended
Investor A Shares                                 03/31/01            03/31/00
Operating performance:
Net asset value, beginning of year                 $1.00               $1.00
Net investment income                              0.0586              0.0487
Distributions:
Dividends from net investment income              (0.0586)            (0.0487)
Total dividends and distributions                 (0.0586)            (0.0487)
Net asset value, end of year                       $1.00               $1.00
Total return++                                     6.02%               4.98%
================================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)                $638,529            $589,804
Ratio of operating expenses to average net
  assets                                           0.65%(a)            0.65%(a)
Ratio of net investment income to average
  net assets                                       5.84%               4.86%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.68%(a)            0.70%(a)



                                                 Year ended          Year ended      Year ended
Investor A Shares                                 03/31/99            03/31/98        03/31/97
Operating performance:
Net asset value, beginning of year                 $1.00               $1.00           $1.00
Net investment income                              0.0486              0.0512          0.0485
Distributions:
Dividends from net investment income              (0.0486)            (0.0512)        (0.0485)
Total dividends and distributions                 (0.0486)            (0.0512)        (0.0485)
Net asset value, end of year                       $1.00               $1.00           $1.00
Total return++                                     4.91%               5.24%           4.96%
=================================================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)                $695,703            $1,706,692      $1,157,724
Ratio of operating expenses to average net
  assets                                           0.65%(a)             0.65%           0.65%
Ratio of net investment income to average
  net assets                                       4.86%                5.13%           4.86%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.69%(a)             0.70%           0.70%

          ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
          (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense
              reimbursements, was less than 0.01%.




Nations Treasury Fund      For a Share outstanding throughout each year


                                                 Year ended          Year ended
Investor A Shares                                 03/31/01            03/31/00
Operating performance:
Net asset value, beginning of year                 $1.00               $1.00
Net investment income                              0.0558              0.0458
Distributions:
Dividends from net investment income              (0.0558)            (0.0458)
Total dividends and distributions                 (0.0558)            (0.0458)
Net asset value, end of year                       $1.00               $1.00
Total return++                                     5.72%               4.68%
==================================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)                 $914,264           $1,044,726
Ratio of operating expenses to average net
  assets                                            0.65%(a)           0.65%(a)
Ratio of net investment income to average
  net assets                                        5.56%              4.55%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                    0.68%(a)           0.70%(a)



                                                 Year ended          Year ended      Year ended
Investor A Shares                                 03/31/99            03/31/98        03/31/97
Operating performance:
Net asset value, beginning of year                 $1.00               $1.00           $1.00
Net investment income                              0.0464              0.0496          0.0474
Distributions:
Dividends from net investment income              (0.0464)            (0.0496)        (0.0474)
Total dividends and distributions                 (0.0464)            (0.0496)        (0.0474)
Net asset value, end of year                       $1.00               $1.00           $1.00
Total return++                                     4.74%               5.06%           4.85%
===============================================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)                $1,176,233          $1,361,214      $719,199
Ratio of operating expenses to average net
  assets                                           0.65%(a)            0.65%           0.65%
Ratio of net investment income to average
  net assets                                       4.66%               4.96%           4.74%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.70%(a)            0.70%           0.70%

          ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

          (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Money
Market Fund                        For a Share outstanding throughout each year


                                                 Year ended          Year ended
Investor A Shares                                 03/31/01            03/31/00
Operating performance:
Net asset value, beginning of year                 $1.00               $1.00
Net investment income                             0.0575              0.0465
Distributions:
Dividends from net investment income              (0.0575)            (0.0465)
Total dividends and distributions                 (0.0575)            (0.0465)
Net asset value, end of year                       $1.00               $1.00
Total return++                                     5.90  %             4.75%
=================================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)                $22,925             $16,002
Ratio of operating expenses to average net
  assets                                           0.65%(a)            0.65%(a)
Ratio of net investment income to average
  net assets                                       5.74%               4.71%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.71%(a)            0.79%(a)



                                                 Year ended          Year ended      Year ended
Investor A Shares                                 03/31/99            03/31/98        03/31/97
Operating performance:
Net asset value, beginning of year                 $1.00               $1.00           $1.00
Net investment income                              0.0462              0.0489          0.0468
Distributions:
Dividends from net investment income              (0.0462)            (0.0489)        (0.0468)
Total dividends and distributions                 (0.0462)            (0.0489)        (0.0468)
Net asset value, end of year                       $1.00               $1.00           $1.00
Total return++                                     4.72%               5.01%           4.80%
===============================================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)                 $13,924             $23,806        $18,717
Ratio of operating expenses to average net
  assets                                           0.65%(a)            0.65%           0.65%
Ratio of net investment income to average
  net assets                                       4.62%               4.90%           4.68%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.93%(a)            0.94%           0.92%

          ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
          (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense
              reimbursements, was less than 0.01%.




Nations Tax Exempt Fund                       For a Share outstanding throughout each year


                                              Year ended    Year ended       Year ended        Year ended       Year ended
Investor A Shares                              03/31/01      03/31/00         03/31/99          03/31/98         03/31/97
Operating performance:
Net asset value, beginning of year              $1.00         $1.00            $1.00             $1.00            $1.00
Net investment income                           0.0348        0.0286           0.0278            0.0316           0.0300
Distributions:
Dividends from net investment income           (0.0348)      (0.0286)         (0.0278)          (0.0316)         (0.0300)
Total dividends and distributions              (0.0348)      (0.0286)         (0.0278)          (0.0316)         (0.0300)
Net asset value, end of year                    $1.00         $1.00            $1.00             $1.00            $1.00
Total return++                                  3.53%         2.90%            2.81%             3.20%            3.04  %
===========================================================================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)             $51,705       $43,934           $53,693           $171,786         $145,337
Ratio of operating expenses to average net
  assets                                        0.65%         0.65%             0.65%(a)          0.58%(a)         0.55%
Ratio of net investment income to average
  net assets                                    3.45%         2.85%             2.76%             3.15%            3.00%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                0.68%         0.77%             0.90%(a)          0.84%(a)         0.80%

          ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

          (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]

             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.


[GRAPHIC] Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

Commercial paper - a money market instrument issued by a large company.

Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as Standard & Poor's Corporation and Moody's Investor Services, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large affect on the fund.

Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

Settlement date - the date on which an order is settled either by payment or delivery of securities.

Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

[GRAPHIC] Where to find more information

You'll find more information about Nations Money Market Funds in the following documents:

        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]

        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

        By telephone: 1.800.321.7854

        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file numbers:
Nations Fund Trust, 811-04305
Nations Fund, Inc., 811-04614

MMPROIA-8/01

Nations Funds

[GRAPHIC]




Money Market Funds
--------------------
Investor B Shares



Prospectus

August 1, 2001


Nations
Prime Fund


Nations
Treasury Fund


Nations
Government
Money Market
Fund


Nations
Tax Exempt Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------
Not FDIC Insured
May Lose Value
No Bank Guarantee
-----------------------

An overview of the Funds
--------------------------------------------------------------------------------


[GRAPHIC]


             Terms used in this prospectus


             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


[GRAPHIC]

               You'll find Terms used in
               this prospectus on page 33.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.


             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


     About the Funds
 The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.


 Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.


     Are these Funds right for you?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


  The Money Market Funds may be suitable for you if:

   o you're looking for a relatively low risk investment with stability of principal

   o  you have short-term income needs


  They may not be suitable for you if:

   o  you're looking for higher returns

   o  you're more comfortable with bank deposits that are FDIC-insured


 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.


     For more information
 If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.


 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------



[GRAPHIC]



             Banc of America Advisors, LLC




             Banc of America Advisors, LLC (BA Advisors) is the investment adviser to each of the Funds. BA Advisors is responsible for the overall management and supervision of the investment management of each Fund. BA Advisors and Nations Funds have engaged a sub-adviser -- Banc of America Capital Management, LLC (BACAP), which is responsible for the day-to-day investment decisions for each of the Funds.


[GRAPHIC]



               You'll find more about
               BA Advisors and BACAP
               starting on page 18.



[GRAPHIC]


About the Funds

Nations Prime Fund                                       4
Sub-adviser: BACAP
-------------------------------------------------------------
Nations Treasury Fund                                    7
Sub-adviser: BACAP
-------------------------------------------------------------
Nations Government Money Market Fund                    10
Sub-adviser: BACAP
-------------------------------------------------------------
Nations Tax Exempt Fund                                 13
Sub-adviser: BACAP
-------------------------------------------------------------
Other important information                             17
-------------------------------------------------------------
How the Funds are managed                               18


[GRAPHIC]


    About your investment

Information for investors
  Buying, selling and exchanging shares                 21
    How orders are processed                            23
  How selling and servicing agents are paid             27
  Distributions and taxes                               28
------------------------------------------------------------
Financial highlights                                    30
------------------------------------------------------------
Terms used in this prospectus                           33
------------------------------------------------------------
Where to find more information                  back cover

[GRAPHIC]



             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               BACAP on page 19.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.
[GRAPHIC]



             First-tier securities




             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization (NRSRO) or is considered to be of comparable quality.


 Nations Prime Fund


[GRAPHIC]



        Investment objective

        The Fund seeks the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



[GRAPHIC]



        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 The Fund will only buy first-tier securities. These securities include primarily:

  o commercial paper

  o bank obligations

  o short-term debt securities, including instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  o short-term taxable municipal securities

  o repurchase agreements secured by first-tier securities or U.S. government obligations

 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.


 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.


[GRAPHIC]

        Risks and other things to consider

        Nations Prime Fund has the following risks:

         o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

         o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.


[GRAPHIC]


        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[Bar chart appears here
with the following plot points]

1995      1996      1997      1998      1999      2000
5.69%     5.08%     5.28%     5.24%     4.87%     6.11%


              * Year-to-date return as of June 30, 2001:  2.45%

        Best and worst quarterly returns during this period



  Best: 4th quarter 2000:            1.58%
  Worst: 2nd quarter 1999:           1.13%


        Average annual total return as of December 31, 2000


                                                    Since
                          1 year      5 years     inception*
  Investor B Shares        6.11%        5.31%       5.28%


        *The inception date of Investor B Shares is May 11, 1994.

[GRAPHIC]



             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]


        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees
(Fees paid directly from your investment)                 Investor B Shares

        Maximum sales charge (load) imposed on purchases        none
        Maximum deferred sales charge (load)                    none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.20%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.13%
                                                                 ------
        Total annual Fund operating expenses                      0.68%
        Fee waivers and/or reimbursements                        (0.13)%
                                                                 ------
        Total net expenses(2)                                      0.55%
                                                                 ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

         o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         1 year     3 years     5 years     10 years
  Investor B Shares        $56        $204        $366        $834

[GRAPHIC]



             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               BACAP on page 19.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.



[GRAPHIC]



             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.


 Nations Treasury Fund


[GRAPHIC]



        Investment objective

        The Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



[GRAPHIC]



        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 The Fund will only buy first-tier securities. These securities include primarily:

   o U.S. Treasury obligations

   o repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations

   o obligations whose principal and interest are backed by the U.S. government


 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.



 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.


 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

   o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

   o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

   o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.

[GRAPHIC]


        Risks and other things to consider

        Nations Treasury Fund has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[GRAPHIC]



             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]


        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[GRAPHIC]


[Bar chart appears here
with the following plot points]

1995      1996      1997      1998      1999      2000
5.49%     4.98%     5.12%     5.04%     4.58%     5.81%

              * Year-to-date return as of June 30, 2001:  2.30%


        Best and worst quarterly returns during this period


        Best: 4th quarter 2000:               1.52%
        Worst: 1st and 2nd quarters 1999:     1.07%

        Average annual total return as of December 31, 2000


                                                    Since
                          1 year      5 years     inception*
  Investor B Shares        5.81%        5.10%       5.08%

        *The inception date of Investor B Shares is May 16, 1994.

[GRAPHIC]



             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees
(Fees paid directly from your investment)                  Investor B Shares

        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.20%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.13%
                                                                ------
        Total annual Fund operating expenses                      0.68%
        Fee waivers and/or reimbursements                        (0.13)%
                                                                ------
        Total net expenses(2)                                     0.55%
                                                                ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

         o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

         o you reinvest all dividends and distributions in the Fund

         o your investment has a 5% return each year

         o the Fund's operating expenses remain the same as shown in the table above

         o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor B Shares        $56        $204        $366        $834

[GRAPHIC]



             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]


               You'll find more about
               BACAP on page 19.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.


[GRAPHIC]


             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.

 Nations Government Money Market Fund


[GRAPHIC]



        Investment objective

        The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.



[GRAPHIC]



        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.


 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

   o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

   o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

   o Security analysis includes evaluating the credit quality of an instrument.


 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.


[GRAPHIC]

        Risks and other things to consider

        Nations Government Money Market Fund has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury securities, which for most states is free from state income tax, but will be subject to federal tax. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.



[GRAPHIC]





             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.


[GRAPHIC]



        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[Bar chart appears here
with the following plot points]

1995      1996      1997      1998      1999      2000
5.46%     4.94%     5.07%     4.98%     4.64%     5.93%


              * Year-to-date return as of June 30, 2001:  2.42%


        Best and worst quarterly returns during this period

  Best: 3rd quarter 2000:            1.54%
  Worst: 2nd quarter 1999:           1.08%

        Average annual total return as of December 31, 2000


                                                    Since
                          1 year      5 years     inception*
  Investor B Shares        5.93%        5.11%       5.09%


  *The inception date of Investor B Shares is May 17, 1994.

[GRAPHIC]


             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC]


        What it costs to invest in the Fund

        The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



Shareholder fees
(Fees paid directly from your investment)                    Investor B Shares

        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.20%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.16%
                                                                ------
        Total annual Fund operating expenses                      0.71%
        Fee waivers and/or reimbursements                        (0.16)%
                                                                ------
        Total net expenses(2)                                      0.55%
                                                                ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]


             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples for subsequent years


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor B Shares        $56        $211        $379        $867

[GRAPHIC]

             About the sub-adviser


             BACAP is this Fund's sub-adviser. BACAP's Tax-Exempt Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]



               You'll find more about
               BACAP on page 19.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.



[GRAPHIC]



             First-tier securities


             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.


 Nations Tax Exempt Fund

[GRAPHIC]


        Investment objective

        The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.


[GRAPHIC]


        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 The Fund will only buy first-tier securities. The Fund normally invests at least 80% of its assets in municipal securities, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.


     The Fund may invest up to 20% of its assets in:

        o municipal securities that finance private projects, called private activity bonds

        o money market instruments, including repurchase agreements


 The Fund may also invest in instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

        o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

        o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

        o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]



               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.

[GRAPHIC]

        Risks and other things to consider

        Nations Tax Exempt Fund has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax. Shares of Nations Tax Exempt Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.


[GRAPHIC]


        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


        Year by year total return (%) as of December 31 each year*
        The bar chart shows you how the performance of the Fund's Investor B Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[Bar chart appears here
with the following plot points]

1995      1996      1997      1998      1999      2000
3.51%     3.12%     3.30%     3.08%     2.87%     3.68%



              * Year-to-date return as of June 30, 2001:  1.46%


        Best and worst quarterly returns during this period



        Best: 2nd and 4th quarters 2000:     0.97%
        Worst: 1st quarter 1999:             0.62%


        Average annual total return as of December 31, 2000


                                                    Since
                          1 year      5 years     inception*
  Investor B Shares        3.68%        3.21%       3.21%

        *The inception date of Investor B Shares is May 17, 1994.

[GRAPHIC]


             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC]


        What it costs to invest in the Fund

        The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees
(Fees paid directly from your investment)                   Investor B Shares

        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none

        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.20%
        Distribution (12b-1) and shareholder servicing fees       0.35%
        Other expenses                                            0.13%
                                                                ------
        Total annual Fund operating expenses                      0.68%
        Fee waivers and/or reimbursements                        (0.13)%
                                                                ------
        Total net expenses(2)                                      0.55%
                                                                ======

        (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

        (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]



             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example
        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

           o you invest $10,000 in Investor B Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

           o you reinvest all dividends and distributions in the Fund

           o your investment has a 5% return each year

           o the Fund's operating expenses remain the same as shown in the table above

           o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year     3 years     5 years     10 years
  Investor B Shares        $56        $204        $366        $834

[GRAPHIC]

         Other important information


 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

     o Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

     o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

     o must maintain an average dollar-weighted maturity of 90 days or less

     o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a first-tier security for up to three business days

     o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier or second-tier securities.

     o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

     o Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

[GRAPHIC]



         How the Funds are managed


[GRAPHIC]

             Banc of America Advisors, LLC


             One Bank of America Plaza
             Charlotte, North Carolina 28255

     Investment adviser
 BA Advisors is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.


 BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.


 Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.


 BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.


 The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:


     Annual investment advisory fee, as a % of average daily net assets

                                             Maximum     Actual fee
                                            advisory      paid last
                                               fee       fiscal year
  Nations Prime Fund                          0.20%        0.19%
  Nations Treasury Fund                       0.20%        0.19%
  Nations Government Money Market Fund        0.20%        0.16%
  Nations Tax Exempt Fund                     0.20%        0.18%

     Investment sub-adviser
 Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

    o change, add or terminate one or more sub-advisers;

    o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

    o materially change a sub-advisory agreement with a sub-adviser.

 Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.



[GRAPHIC]


             Banc of America
             Capital Management, LLC


             One Bank of America Plaza
             Charlotte, North Carolina 28255

     Banc of America Capital Management, LLC
 BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.


 Currently managing more than $125 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 60 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.


 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.


Fund                                       BACAP Team
  Nations Prime Fund                       Taxable Money Market Management Team
  Nations Treasury Fund                    Taxable Money Market Management Team
  Nations Government Money Market Fund     Taxable Money Market Management Team
  Nations Tax Exempt Fund                  Tax-Exempt Money Market Management Team

[GRAPHIC]

             Stephens Inc.


             111 Center Street
             Little Rock, Arkansas 72201

     Other service providers
 The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


 BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.



[GRAPHIC]

             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------



[GRAPHIC]





             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.


             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.


[GRAPHIC]



         Buying, selling and exchanging shares


 You can invest in the Funds through your selling agent or directly through Nations Funds. You don't pay any sales charges when you buy, sell or exchange Investor B Shares of the Funds.


 We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.


 You'll find more information about buying, selling and exchanging Investor B Shares on the pages that follow. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.


 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

                          Ways to
                        buy, sell or            How much you can buy,
                          exchange                 sell or exchange                           Other things to know
                     ----------------- --------------------------------------- --------------------------------------------------
Buying shares        In a lump sum     minimum initial investment:               There is no limit to the amount you can invest
                                       o $25,000                                 in Investor B Shares.
                                       minimum additional investment:
                                       o none

                      Use our          minimum initial investment:               You can buy shares twice a month, monthly or
                     Systematic        o $10,000                                 quarterly, using automatic transfers from your
                     Investment Plan   minimum additional investment:            bank account.
                                       o $1,000

Selling shares       In a lump sum     o you can sell up to $50,000 of your      We usually send you or your selling agent the
                                         shares by telephone, otherwise there    sale proceeds on the same day that we receive
                                         are no limits to the amount you can     your order.
                                         sell                                    If you paid for your shares with a check that
                                       o other restrictions may apply to         wasn't certified, we'll hold the sale proceeds
                                         withdrawals from retirement plan        when you sell those shares for at least 15 days
                                         accounts                                from the trade date of the purchase, or until the
                                                                                 check has cleared, whichever is later.

                     Using our free    o minimum $500 per check                  You can write checks for free. You can only use
                     checkwriting                                                checks to make partial withdrawals from a
                     service                                                     Fund. You can't use a check to make a full
                                                                                 withdrawal from a Fund.

                     Using our         o minimum $500 per withdrawal             Your account balance must be at least $10,000
                     Automatic                                                   to set up the plan. You can make withdrawals
                     Withdrawal Plan                                             twice a month, monthly, quarterly, bi-annually
                                                                                 or annually. We'll send your money by check or
                                                                                 deposit it directly to your bank account.

 Exchanging shares    In a lump sum     o minimum $25,000 per exchange            You can exchange Investor B Shares of a
                                                                                 Nations Money Market Fund for Investor B
                                                                                 Shares of any other Nations Money Market
                                                                                 Fund.

[GRAPHIC]


             A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. The Money Market Funds reserve the right to close early on business days preceding national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.


             Either the Federal Reserve Bank of New York or the NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and
             Christmas Day.

     How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):
  o 3:00 p.m. Eastern time each business day for each share class of Nations Prime Fund and Nations Treasury Fund
  o 12:00 noon Eastern time each business day for each share class of Nations Government Money Market Fund and Nations Tax Exempt Fund

 First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

     Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

     How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:
  o 3:00 p.m. Eastern time for Nations Prime Fund and Nations Treasury Fund
  o 12:00 noon Eastern time for Nations Government Money Market Fund and Nations Tax Exempt Fund

 Orders received after these times will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us. Here's how telephone orders work:

         o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

         o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

         o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

         o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]


             The net asset value per share is the price of a share calculated by a Fund every business day.


[GRAPHIC]


        Buying shares

        Here are some general rules for buying shares:

           o You buy Investor B Shares at net asset value per share.

           o We'll process your order only if we receive payment in federal funds by 4:00 p.m. Eastern time on the business day Stephens, PFPC or their agents receive the order (unless the Fund closes early). Otherwise, we'll cancel your order.

           o Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

           o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

        Minimum initial investment
        The minimum initial amount you can buy is $25,000, or $10,000 using our Systematic Investment Plan.


 Systematic Investment Plan
 You can make regular purchases of $1,000 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

 Here's how the plan works:

     o  You can buy shares twice a month, monthly or quarterly.

     o You can choose to have your money transferred on or about the 15th or the last day of the month.

     o Some exceptions may apply to employees of Bank of America and its affiliates, and plans set up before August 1, 1997. For details, please contact your investment professional.


[GRAPHIC]

               For more information
               about telephone orders,
               see How orders are
               processed.

[GRAPHIC]

        Selling shares

        Here are some general rules for selling shares:

           o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

           o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account on the same business day that the Fund receives your order.

           o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

           o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

           o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

           o Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

           o We can delay payment of the sale proceeds for up to seven days.

           o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement administrator.

        We may sell your shares:

           o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

           o if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

           o under certain other circumstances allowed under the 1940 Act

 Checkwriting Service
 You can withdraw money from the Funds using our free checkwriting service. You can contact your investment professional or us to set up the service.

 Here's how the service works:

           o Each check you write must be for $500 or more.

           o You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

           o Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

           o We can change or cancel the service by giving you 30 days notice in writing.

 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $500 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.

 Here's how the plan works:

           o Your account balance must be at least $10,000 to set up the plan.

           o If you set up the plan after you've opened your account, your signature must be guaranteed.

           o You can choose to have us transfer your money on or about the 10th or the 25th of the month.

           o We'll send you a check or deposit the money directly to your bank account.

           o You can cancel the plan by giving your selling agent or us 30 days notice in writing.

 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[GRAPHIC]



             You should make sure you understand the investment objective and policies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]



        Exchanging shares

        You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.


        Here's how exchanges work:

           o You can exchange Investor B Shares of a Nations Money Market Fund for Investor B Shares of any other Nations Money Market Fund.

           o You must exchange at least $25,000.

           o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

           o You may only make exchanges into a Fund that is legally sold in your state of residence.

           o You generally may only make an exchange into a Fund that is accepting investments.

           o We may limit the number of exchanges you can make within a specified period of time.

           o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

           o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.


 Automatic Exchange Feature
 The Automatic Exchange Feature lets you exchange $25 or more of Investor B Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

 Here's how automatic exchanges work:

         o Send your request to PFPC in writing or call 1.800.321.7854.

         o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

         o You must already have an investment in the Funds you want to exchange.

         o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

         o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]



         How selling and servicing agents are paid


 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.



[GRAPHIC]

             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.


             The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 of the 1940 Act.


             Your selling agent may charge other fees for services provided to your account.

     Distribution (12b-1) and shareholder servicing fees
 Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.


 Stephens may be reimbursed for distribution-related expenses incurred up to an annual maximum of 0.10% of the average daily net assets of Investor B Shares of the Funds, some or all of which may be paid to selling agents.


 Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Investor B Shares of the Funds.


 Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.


 The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.


     Other compensation
     Selling and servicing agents may also receive:

       o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

       o an additional amount of up to 1.00% of the net asset value per share on all sales of Investor B Shares to retirement plans

       o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


 This compensation, which is not paid by the Funds, is discretionary, and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.


 BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]


         Distributions and taxes


[GRAPHIC]

             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

     About distributions
     A mutual fund can make money two ways:

       o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

       o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


 A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.


 Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year.


 Nations Prime Fund and Nations Treasury Fund declare distributions of net investment income at 3:00 p.m. Eastern time each business day. Nations Government Money Market Fund and Nations Tax Exempt Fund declare distributions of net investment income at 12:00 noon Eastern time each business day. The Funds pay these distributions monthly.


 Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds), or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.


 Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.


 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at 1.800.321.7854.


 If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.


[GRAPHIC]



               For more information about
               taxes, please see the SAI.



     How taxes affect your investment
 Distributions of net investment income, any net short-term capital gain and certain other items generally are taxable to you as ordinary income.


 Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any Fund distributions when determining their taxable income.


 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared to shareholders of record in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.


 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


     Nations Tax Exempt Fund
 In general, you will not be subject to federal income tax on distributions by Nations Tax Exempt Fund of its tax-exempt interest income. These distributions, however, may be subject to state, local and other taxes. A portion of these distributions may also be subject to the federal alternative minimum tax.


 Although the Fund does not intend to earn any taxable income or capital gain, any distributions of taxable income or capital gain generally are subject to tax.


     U.S. government obligations
 If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and individual income taxes. Distributions you receive that come from interest each Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.


     Withholding tax
 We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

     o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

     o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

     o the IRS informs us that you're otherwise subject to backup withholding


 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


 We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.


     Taxation of redemptions and exchanges
 As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.



[GRAPHIC]



         Financial highlights

 The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


 This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.


Nations Prime Fund         For a Share outstanding throughout each year


                                            Year ended          Year ended
Investor B Shares                           03/31/01            03/31/00
 Operating performance:
Net asset value, beginning of year          $ 1.00              $ 1.00
Net investment income                        0.0596              0.0497
 Distributions:
Dividends from net investment income        (0.0596)            (0.0497)
Total dividends and distributions           (0.0596)            (0.0497)
 Net asset value, end of year               $ 1.00              $ 1.00
Total return++                               6.13%               5.08%
===========================================================================
 Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)          $765,152            $730,984
Ratio of operating expenses to average net
  assets                                     0.55%(a)            0.55%(a)
 Ratio of net investment income to average
  net assets                                  5.94%               4.96%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.68%(a)            0.70%(a)



                                            Year ended          Year ended     Year ended
Investor B Shares                           03/31/99            03/31/98       03/31/97
 Operating performance:
Net asset value, beginning of year          $ 1.00              $  1.00        $  1.00
Net investment income                        0.0496               0.0522         0.0495
 Distributions:
Dividends from net investment income        (0.0496)            (0.0522)       (0.0495)
Total dividends and distributions           (0.0496)            (0.0522)       (0.0495)
 Net asset value, end of year               $ 1.00              $  1.00        $  1.00
Total return++                               5.02%                5.34%          5.05%
=========================================================================================
 Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)          $738,673            $844,367       $381,015
Ratio of operating expenses to average net
  assets                                     0.55%(a)             0.55%          0.55%
 Ratio of net investment income to average
  net assets                                 4.96%                5.23%          4.96%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.69%(a)             0.60%          0.60%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.




Nations Treasury Fund      For a Share outstanding throughout each year



                                            Year ended          Year ended
Investor B Shares                           03/31/01            03/31/00
 Operating performance:
Net asset value, beginning of year          $ 1.00              $ 1.00
Net investment income                        0.0568              0.0468
 Distributions:
Dividends from net investment income        (0.0568)            (0.0468)
Total dividends and distributions           (0.0568)            (0.0468)
 Net asset value, end of year               $ 1.00              $ 1.00
Total return++                               5.83%               4.78%
===========================================================================
 Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)          $194,898            $196,332
Ratio of operating expenses to average net
  assets                                     0.55%(a)            0.55%(a)
 Ratio of net investment income to average
  net assets                                 5.66%               4.65%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.68%(a)            0.70%(a)


                                            Year ended          Year ended     Year ended
Investor B Shares                           03/31/99            03/31/98       03/31/97
 Operating performance:
Net asset value, beginning of year          $ 1.00              $  1.00        $  1.00
Net investment income                        0.0474               0.0506         0.0484
 Distributions:
Dividends from net investment income        (0.0474)            (0.0506)       (0.0484)
Total dividends and distributions           (0.0474)            (0.0506)       (0.0484)
 Net asset value, end of year               $ 1.00              $  1.00        $  1.00
Total return++                               4.84%                5.18%          4.96%
=========================================================================================
 Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)          $261,840            $546,833       $973,297
Ratio of operating expenses to average net
  assets                                     0.55%(a)             0.55%          0.55%
 Ratio of net investment income to average
  net assets                                 4.76%                5.06%          4.84%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.70%(a)             0.60%          0.60%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Money
Market Fund                For a Share outstanding throughout each year



                                            Year ended          Year ended
Investor B Shares                           03/31/01            03/31/00
 Operating performance:
Net asset value, beginning of year          $ 1.00              $ 1.00
Net investment income                        0.0585              0.0475
 Distributions:
Dividends from net investment income        (0.0585)            (0.0475)
Total dividends and distributions           (0.0585)            (0.0475)
 Net asset value, end of year               $ 1.00              $ 1.00
Total return++                               6.00%               4.86%
============================================================================
 Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)          $89,347             $81,334
Ratio of operating expenses to average net
  assets                                     0.55%(a)            0.55%(a)
 Ratio of net investment income to average
  net assets                                 5.84%               4.81%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.71%(a)            0.79%(a)


                                            Year ended          Year ended     Year ended
Investor B Shares                           03/31/99            03/31/98       03/31/97
 Operating performance:
Net asset value, beginning of year          $ 1.00              $ 1.00         $ 1.00
Net investment income                        0.0472              0.0499         0.0478
 Distributions:
Dividends from net investment income        (0.0472)            (0.0499)       (0.0478)
Total dividends and distributions           (0.0472)            (0.0499)       (0.0478)
 Net asset value, end of year               $ 1.00              $ 1.00         $ 1.00
Total return++                               4.82%               5.12%          4.93%
===========================================================================================
 Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)          $82,080             $77,060        $27,750
Ratio of operating expenses to average net
  assets                                     0.55%(a)            0.55%          0.55%
 Ratio of net investment income to average
  net assets                                 4.72%               5.00%          4.78%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.93%(a)            0.84%          0.82%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.




Nations Tax Exempt Fund    For a Share outstanding throughout each year



                                            Year ended     Year ended     Year ended          Year ended          Year ended
Investor B Shares                           03/31/01       03/31/00        03/31/99            03/31/98           03/31/97
 Operating performance:
Net asset value, beginning of year          $  1.00        $  1.00         $ 1.00              $ 1.00             $  1.00
Net investment income                         0.0358         0.0298         0.0293              0.0325              0.0307
 Distributions:
Dividends from net investment income        (0.0358)       (0.0298)        (0.0293)            (0.0325)           (0.0307)
Total dividends and distributions           (0.0358)       (0.0298)        (0.0293)            (0.0325)           (0.0307)
 Net asset value, end of year               $  1.00        $  1.00         $ 1.00              $ 1.00             $  1.00
Total return++                                3.63%          3.02%          2.97%               3.30%               3.11%
============================================================================================================================
 Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)          $239,923       $204,150        $259,469            $249,819           $228,601
Ratio of operating expenses to average net
  assets                                      0.55%          0.53%          0.50%(a)            0.50%(a)            0.50%
 Ratio of net investment income to average
  net assets                                  3.55%          2.97%          2.91%               3.23%               3.05%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                              0.68%          0.75%          0.90%(a)            0.76%(a)            0.75%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]



             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.


[GRAPHIC]



          Terms used in this prospectus

 Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.


 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.


 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.


 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.


 Commercial paper - a money market instrument issued by a large company.


 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.


 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.


 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.


 First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.


 Fixed income security - an intermediate to long-term debt security that matures in more than one year.


 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as Standard & Poor's Corporation and Moody's Investor Services, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.


 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.


 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.


 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.


 Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large affect on the fund.


 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.


 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.


 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.


 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.


 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.


 Settlement date - the date on which an order is settled either by payment or delivery of securities.


 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.


 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.


 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.


 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

[GRAPHIC]



         Where to find more information

 You'll find more information about Nations Money Market Funds in the following documents:



        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.



[GRAPHIC]



        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:


        By telephone: 1.800.321.7854


        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255


        On the Internet: www.nations-funds.com


        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:

Nations Fund Trust, 811-04305
Nations Fund, Inc., 811-04614


MMPROIB-8/01

[GRAPHIC]

[GRAPHIC]

Money Market Funds
------------------
Investor C Shares

Prospectus

August 1, 2001

Nations
Prime Fund

Nations
Treasury Fund

Nations
Government
Money Market
Fund


Nations
Tax Exempt Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured
----------------
May Lose Value
----------------
No Bank Guarantee
-----------------

Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------

[GRAPHIC]

             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


[GRAPHIC]

             You'll find Terms used in
             this prospectus on page 35.



             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.


About the Funds

The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.


Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.


 Are these Funds right for you?

Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.


The Money Market Funds may be suitable for you if:

     o you're looking for a relatively low risk investment with stability of principal

     o you have short-term income needs


They may not be suitable for you if:

     o you're looking for higher returns

     o you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.


For more information

If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.


You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]

             Banc of America Advisors, LLC

             Banc of America Advisors, LLC (BA Advisors) is the investment adviser to each of the Funds. BA Advisors is responsible for the overall management and supervision of the investment management of each Fund. BA Advisors and Nations Funds have engaged a sub-adviser -- Banc of America Capital Management, LLC (BACAP), which is responsible for the day-to-day investment decisions for each of the Funds.


[GRAPHIC]

             You'll find more about
             BA Advisors and BACAP
             starting on page 19.





[GRAPHIC] About the Funds

Nations Prime Fund                                       4
Sub-adviser: BACAP
-----------------------------------------------------------
Nations Treasury Fund                                    7
Sub-adviser: BACAP
-----------------------------------------------------------
Nations Government Money Market Fund                    10
Sub-adviser: BACAP
-----------------------------------------------------------
Nations Tax Exempt Fund                                 14
Sub-adviser: BACAP
-----------------------------------------------------------
Other important information                             18
-----------------------------------------------------------
How the Funds are managed                               19


[GRAPHIC] About your investment

Information for investors
  Buying, selling and exchanging shares                 22
    How orders are processed                            24
  How selling and servicing agents are paid             29
  Distributions and taxes                               30
-----------------------------------------------------------
Financial highlights                                    32
-----------------------------------------------------------
Terms used in this prospectus                           35
-----------------------------------------------------------
Where to find more information                  back cover

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

             You'll find more about
             BACAP on page 20.



             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization (NRSRO) or is considered to be of comparable quality.

Nations Prime Fund


[GRAPHIC] Investment objective

        The Fund seeks the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



[GRAPHIC] Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


The Fund will only buy first-tier securities. These securities include primarily:

     o commercial paper

     o bank obligations

     o short-term debt securities, including instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

     o short-term taxable municipal securities

     o repurchase agreements secured by first-tier securities or U.S. government obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.


The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

     o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

     o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

     o Security analysis includes evaluating the credit quality of an instrument.


Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

             You'll find more about other risks of investing in this Fund in Other important information and in the SAI.


[GRAPHIC]

             Risks and other things to consider
             Nations Prime Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.



[GRAPHIC]

             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.


[GRAPHIC]

A look at the Fund's performance

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.



Year by year total return (%) as of December 31 each year* The bar chart shows you how the performance of the Fund's Investor C Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[GRAPHIC]

Bar chart appears here with the following plot points

       3.94%  5.68%  5.08%  5.28%  5.24%  4.87%   6.11%
       1994   1995   1996   1997   1998   1999    2000


*Year-to-date return as of June 30, 2001: 2.45%


Best and worst quarterly returns during this period

  Best: 4th quarter 2000:            1.58%
  Worst: 1st quarter 1994:           0.71%

Average annual total return as of December 31, 2000

                                                  Since
                      1 year       5 years      inception*

  Investor C Shares     6.11%       5.31%         5.14%

*The inception date of Investor C Shares is November 26, 1993.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC] What it costs to invest in the Fund

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(Fees paid directly from your investment)                     Investor C Shares
Maximum sales charge (load) imposed on purchases                      none
Maximum deferred sales charge (load)                                  none
Annual Fund operating expenses(1)
(Expenses that are deducted from the Fund's assets)
Management fees                                                      0.20%
Shareholder servicing fees                                           0.25%
Other expenses                                                       0.13%
                                                                    ------
Total annual Fund operating expenses                                 0.58%
Fee waivers and/or reimbursements                                   (0.03)%
                                                                    ------
Total net expenses(2)                                                0.55%
                                                                    ======

       (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


       (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:

     o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o you reinvest all dividends and distributions in the Fund

     o your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year     3 years     5 years     10 years
  Investor C Shares     $56        $183        $321        $723

[GRAPHIC]

             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]

             You'll find more about
             BACAP on page 20.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]

             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.

Nations Treasury Fund

[GRAPHIC] Investment objective

The Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



[GRAPHIC] Principal investment strategies

The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


The Fund will only buy first-tier securities. These securities include primarily:

     o U.S. Treasury obligations

     o repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations

     o obligations whose principal and interest are backed by the U.S.
       government

The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

     o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

     o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

     o Security analysis includes evaluating the credit quality of an instrument.


Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]    You'll find more about
             other risks of investing in
             this Fund in Other important
             information and in the SAI.


[GRAPHIC]    Risks and other things to consider
             Nations Treasury Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.



[GRAPHIC]    Many things affect a Fund's performance, including market
             conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.


[GRAPHIC]    A look at the Fund's performance

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

Year by year total return (%) as of December 31 each year* The bar chart shows you how the performance of the Fund's Investor C Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


Bar chart appears here with the following plot points

       5.49%  4.98%  5.12%  5.04%  4.58%  5.81%
       1995   1996   1997   1998   1999   2000


*Year-to-date return as of June 30, 2001:  2.30%

Best and worst quarterly returns during this period



        Best: 4th quarter 2000:               1.52%
        Worst: 1st and 2nd quarters 1999:     1.07%

Average annual total return as of December 31, 2000



                                                 Since
                       1 year      5 years     inception*
  Investor C Shares    5.81%        5.10%       5.07%

*The inception date of Investor C Shares is May 11, 1994.

[GRAPHIC]    There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

What it costs to invest in the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees
(Fees paid directly from your investment)               Investor C Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.20%
        Shareholder servicing fees                             0.25%
        Other expenses                                         0.13%
                                                              ------
        Total annual Fund operating expenses                   0.58%
        Fee waivers and/or reimbursements                     (0.03)%
                                                              ------
        Total net expenses2                                    0.55%
                                                              ======

       (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


       (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


This example assumes:

     o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o you reinvest all dividends and distributions in the Fund

     o your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5, and 10 year examples


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                      1 year     3 years     5 years     10 years
  Investor C Shares     $56        $183        $321        $723

[GRAPHIC]

             About the sub-adviser



             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]

             You'll find more about
             BACAP on page 20.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]

             First-tier securities



             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.

Nations Government Money Market Fund

[GRAPHIC] Investment objective

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.


[GRAPHIC] Principal investment strategies

The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.


The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

     o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

     o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

     o Security analysis includes evaluating the credit quality of an instrument.


Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

             You'll find more about
             other risks of investing in
             this Fund in Other important
             information and in the SAI.

[GRAPHIC] Risks and other things to consider

Nations Government Money Market Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

     o Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury securities, which for most states is free from state income tax, but will be subject to federal tax. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.


[GRAPHIC] A look at the Fund's performance
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


Year by year total return (%) as of December 31 each year*
The bar chart shows you how the performance of the Fund's Investor C Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


Bar chart appears here with the following plot points

       5.45%  4.94%  5.07%  4.98%  4.64%   5.93%
       1995   1996   1997   1998   1999   2000

*Year-to-date return as of June 30, 2001:  2.42%


Best and worst quarterly returns during this period

Best: 3rd quarter 2000:             1.54%
Worst: 2nd quarter 1999:            1.08%

Average annual total return as of December 31, 2000

                                                 Since
                       1 year      5 years     inception*
Investor C Shares      5.93%        5.11%       5.04%

*The inception date of Investor C Shares is March 21, 1994.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC]    What it costs to invest in the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees
(Fees paid directly from your investment)                     Investor C Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.20%
        Shareholder servicing fees                             0.25%
        Other expenses                                         0.16%
                                                              ------
        Total annual Fund operating expenses                   0.61%
        Fee waivers and/or reimbursements                     (0.06)%
                                                              ------
        Total net expenses(2)                                  0.55%
                                                              ======

       (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

       (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


This example assumes:

     o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o you reinvest all dividends and distributions in the Fund

     o your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5, and 10 year examples


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years
  Investor C Shares     $56        $189        $334       $756

[GRAPHIC]

             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Tax-Exempt Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]

             You'll find more about
             BACAP on page 20.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]

             First-tier securities



             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.

Nations Tax Exempt Fund


[GRAPHIC] Investment objective

The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.



[GRAPHIC] Principal investment strategies

The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


The Fund will only buy first-tier securities. The Fund normally invests at least 80% of its assets in municipal securities, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.


The Fund may invest up to 20% of its assets in:

     o municipal securities that finance private projects, called private activity bonds

     o money market instruments, including repurchase agreements

The Fund may also invest in instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

     o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

     o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

     o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

               You'll find more about
               other risks of investing in
               this Fund in Other important
               information and in the SAI.


[GRAPHIC] Risks and other things to consider

Nations Tax Exempt Fund has the following risks:

     o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

     o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

     o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

     o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, and is generally free from federal income tax, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax. Shares of Nations Tax Exempt Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]


             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


             Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.


[GRAPHIC] A look at the Fund's performance

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

Year by year total return (%) as of December 31 each year* The bar chart shows you how the performance of the Fund's Investor C Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[GRAPHIC]
Bar chart appears here with the following plot points

       3.55%  3.18%  3.29%  3.03%  2.83%  3.68%
       1995   1996   1997   1998   1999   2000


*Year-to-date return as of June 30, 2001: 1.46%


Best and worst quarterly returns during this period



        Best: 2nd and 4th quarters 2000:     0.97%
        Worst: 1st quarter 1999:             0.61%

Average annual total return as of December 31, 2000

                                                Since
                      1 year      5 years     inception*
  Investor C Shares    3.68%        3.20%       3.19%

*The inception date of Investor C Shares is March 7, 1994.

[GRAPHIC]

             There are two kinds of fees --
             shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.


[GRAPHIC] What it costs to invest in the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees
(Fees paid directly from your investment)                     Investor C Shares
        Maximum sales charge (load) imposed on purchases       none
        Maximum deferred sales charge (load)                   none
        Annual Fund operating expenses1
        (Expenses that are deducted from the Fund's assets)
        Management fees                                        0.20%
        Shareholder servicing fees                             0.25%
        Other expenses                                         0.13%
                                                              -------
        Total annual Fund operating expenses                   0.58%
        Fee waivers and/or reimbursements                     (0.03)%
                                                              -------
        Total net expenses(2)                                  0.55%
                                                              =======

       (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


       (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



[GRAPHIC]

             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


This example assumes:

     o you invest $10,000 in Investor C Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

     o you reinvest all dividends and distributions in the Fund

     o your investment has a 5% return each year

     o the Fund's operating expenses remain the same as shown in the table above

     o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year     3 years     5 years     10 years
  Investor C Shares    $56        $183        $321        $723

[GRAPHIC] Other important information




You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

     o Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

       o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

       o must maintain an average dollar-weighted maturity of 90 days or less

       o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a first-tier security for up to three business days

       o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier or second-tier securities.

     o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

     o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

     o Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

[GRAPHIC] How the Funds are managed



[GRAPHIC]

             Banc of America Advisors, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

Investment adviser
BA Advisors is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.


BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.


Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.


BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.


The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:



Annual investment advisory fee, as a % of average daily net assets


                                         Maximum     Actual fee
                                         advisory     paid last
                                           fee       fiscal year
  Nations Prime Fund                       0.20%        0.19%
  Nations Treasury Fund                    0.20%        0.19%
  Nations Government Money Market Fund     0.20%        0.16%
  Nations Tax Exempt Fund                  0.20%        0.18%

Investment sub-adviser
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

     o change, add or terminate one or more sub-advisers;

     o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

     o materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.



[GRAPHIC]

             Banc of America
             Capital Management, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

Banc of America Capital Management, LLC

BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.


Currently managing more than $125 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 60 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.


BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.


Fund                                    BACAP Team
Nations Prime Fund                      Taxable Money Market Management Team
Nations Treasury Fund                   Taxable Money Market Management Team
Nations Government Money Market Fund    Taxable Money Market Management Team
Nations Tax Exempt Fund                 Tax-Exempt Money Market Management Team

[GRAPHIC]


             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

Other service providers

The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.



[GRAPHIC]

             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------


[GRAPHIC]

             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.


             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.


[GRAPHIC] Buying, selling and exchanging shares


Investor C Shares of the Funds are available to the following investors:

     o investors who receive shares through an exchange of Investor B Shares of any Nations Fund, except Money Market Funds, or through an exchange of Investor C Shares of other Nations Money Market Funds

     o investors who buy shares through a managed account offered by certain selling agents.


You can invest in the Funds through your selling agent or directly through Nations Funds. You don't pay any sales charges when you buy, sell or exchange Investor C Shares of the Funds.


We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.


You'll find more information about buying, selling and exchanging Investor C Shares on the pages that follow. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.


The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

                       Ways
                    buy sell, or          How much you can buy,
                      exchange            sell or exchange                             Other things to know
-----------------------------------------------------------------------------------------------------------------------------------
Buying shares       In a lump sum       minimum initial investment:              There is no limit to the amount you can invest
                                        o $1,000 for regular accounts            in Investor C Shares.
                                        o $500 for traditional and Roth IRA
                                          accounts
                                        o $250 for certain fee-based accounts
                                        o no minimum for certain retirement
                                          plan accounts like 401(k) plans and
                                          SEP accounts, but other restrictions
                                          apply.
                                        minimum additional investment:
                                        o $100 for all accounts
                                          minimum initial investment:            You can buy shares twice a month, monthly or
                                        o $100                                   quarterly, using automatic transfers from your
                                          minimum additional investment:         bank account.
                                        o $50
-----------------------------------------------------------------------------------------------------------------------------------
Selling shares      In a lump sum       o you can sell up to $50,000 of your     We usually send you or your selling agent the
                                          shares by telephone, otherwise there   sale proceeds on the same day that we receive
                                          are no limits to the amount you can    your order.
                                          sell
                                        o other restrictions may apply to        If you paid for your share with a check that
                                          withdrawals from retirement plan       wasn't certified, we'll hold the sale proceeds
                                          accounts                               when you sell those shares for a least 15 days
                                                                                 after the trade date of the purchase, or until the
                                                                                 check has cleared, whichever is later.

                    Using our           o minimum $25 per withdrawal             Your account balance must be at least $10,000
                    Automatic                                                    to set up the plan. You can make withdrawals
                    Withdrawal Plan                                              twice a month, monthly, quarterly, bi-annually
                                                                                 or annually. We'll send your money by check or
                                                                                 deposit it directly to your bank.
-----------------------------------------------------------------------------------------------------------------------------------
Exchanging shares   In a lump sum       o minimum $1,000 per exchange            You can exchange Investor C Shares of a
                                                                                 Nations Money Market Fund for Investor B
                                                                                 Shares of any other Nations Fund, except
                                                                                 Nations Money Market Funds, or for Investor C
                                                                                 Shares of other Nations Money Market Funds.

                                                                                 If you own Investor C Shares of a Money Market
                                                                                 Fund that you received from an exchange of
                                                                                 Investor B Shares of a Nations Fund, except a
                                                                                 Money Market Fund, and you exchange these
                                                                                 shares for Investor B Shares of any Nations
                                                                                 Fund, except a Money Market Fund, you can
                                                                                 exchange the Investor C Shares for Investor B
                                                                                 Shares of Nations Reserves Money Market Funds.

[GRAPHIC]

             A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. The Money Market Funds reserve the right to close early on business days preceding national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.


             Either the Federal Reserve Bank of New York or the NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

How shares are priced

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

     o 3:00 p.m. Eastern time each business day for each share class of Nations Prime Fund and Nations Treasury Fund

     o 12:00 noon Eastern time each business day for each share class of Nations Government Money Market Fund and Nations Tax Exempt Fund

First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

Valuing securities in a Fund

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

How orders are processed

Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

     o 3:00 p.m. Eastern time for Nations Prime Fund and Nations Treasury Fund

     o 12:00 noon Eastern time for Nations Government Money Market Fund and Nations Tax Exempt Fund

Orders received after these times will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received. Telephone orders You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

     o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

     o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

     o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

     o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]


             The net asset value per share is the price of a share calculated by a Fund every business day.


[GRAPHIC] Buying shares

Here are some general rules for buying shares:

     o You buy Investor C Shares at net asset value per share.

     o We'll process your order only if we receive payment in federal funds by 4:00 p.m. Eastern time on the business day Stephens, PFPC or their agents receive the order (unless the Fund closes early). Otherwise, we'll cancel your order.

     o Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

     o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.


Minimum initial investment
The minimum initial amount you can buy is usually $1,000.


If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

     o $500 for traditional and Roth individual retirement accounts (IRAs)


     o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

     o $100 using our Systematic Investment Plan

     o There is no minimum for 401(k) plans, simplified employee pension plans
       (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.


Minimum additional investment

You can make additional purchases of as little as $100, or $50 if you use our Systematic Investment Plan.

Systematic Investment Plan

You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

     o You can buy shares twice a month, monthly or quarterly.

     o You can choose to have us transfer your money on or about the 15th or the last day of the month.

     o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[GRAPHIC]

             For more information
             about telephone orders,
             see How orders are
             processed.


[GRAPHIC]




Selling shares


Here are some general rules for selling shares:

     o If you received your Investor C Shares through an exchange of Investor B Shares, a contingent deferred sales charge (CDSC) may apply when you sell these shares, or any shares you receive through an exchange of these shares. The CDSC will be based on the period from when you originally bought the Investor B Shares until you sold them.

     o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

     o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account on the same business day that the Fund receives your order.

     o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

     o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

     o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

     o Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

     o We can delay payment of the sale proceeds for up to seven days.

     o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.


We may sell your shares:

     o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

     o if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

     o under certain other circumstances allowed under the 1940 Act

Automatic Withdrawal Plan

The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.


Here's how the plan works:

     o Your account balance must be at least $10,000 to set up the plan.

     o If you set up the plan after you've opened your account, your signature must be guaranteed.

     o You can choose to have us transfer your money on or about the 10th or 25th of the month.

     o We'll send you a check or deposit the money directly to your bank account.

     o You can cancel the plan by giving your selling agent or us 30 days notice in writing.


It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.



[GRAPHIC]

             You should make sure you understand the investment objective and policies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC] Exchanging shares


You can sell shares of one Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.


Exchanges are only available if you received your shares through an exchange. Exchanges are not available if you bought your shares through a managed account.


Here's how exchanges work:

     o You can exchange Investor C Shares of a Nations Money Market Fund for Investor B Shares of any other Nations Fund, except Nations Money Market Funds.

     o If you own Investor C Shares of a Money Market Fund that you received from an exchange of Investor B Shares of a Nations Fund, except a Money Market Fund, and you exchange these shares for Investor B Shares of any Nations Fund, except a Money Market Fund, you can exchange the Investor C Shares for Investor B Shares of Nations Reserves Money Market Funds

     o You must exchange at least $1,000.

     o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

     o You may only make exchanges into a Fund that is legally sold in your state of residence.

     o You generally may only make an exchange into a Fund that is accepting investments.

     o We may limit the number of exchanges you can make within a specified period of time.

     o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

     o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

[GRAPHIC]

             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.


             Your selling agent may charge other fees for services provided to your account.

[GRAPHIC] How selling and servicing agents are paid



Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.


Shareholder servicing fees

Servicing agents are compensated for providing services to investors under a shareholder servicing plan.


Servicing agents may receive an annual shareholder servicing fee of up to 0.25% of the average daily net assets of Investor C Shares of the Funds.


Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.


The Funds pay these fees to eligible servicing agents for as long as the plan continues. We may reduce or discontinue payments at any time.


Other compensation
Servicing agents may also receive:

     o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

     o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


This compensation, which is not paid by the Funds, is discretionary, and may be available only to selected servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other servicing agents. Selected servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.


BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]    Distributions and taxes



[GRAPHIC]    The power of compounding



             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.


             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

About distributions
A mutual fund can make money two ways:

     o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

     o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.


Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year.


Nations Prime Fund and Nations Treasury Fund declare distributions of net investment income at 3:00 p.m. Eastern time each business day. Nations Government Money Market Fund and Nations Tax Exempt Fund declare distributions of net investment income at 12:00 noon Eastern time each business day. The Funds pay these distributions monthly.


Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.


Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.


We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.


If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

[GRAPHIC]

             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.


[GRAPHIC]


             For more information about
             taxes, please see the SAI.

How taxes affect your investment

Distributions of net investment income, any net short-term capital gain and certain other items generally are taxable to you as ordinary income.


Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any Fund distributions when determining their taxable income.


In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared to shareholders of record in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.


We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


Nations Tax Exempt Fund
In general, you will not be subject to federal income tax on distributions by Nations Tax Exempt Fund of its tax-exempt interest income. These distributions, however, may be subject to state, local and other taxes. A portion of these distributions may also be subject to the federal alternative minimum tax.


Although the Fund does not intend to earn any taxable income or capital gain, any distributions of taxable income or capital gain generally are subject to tax.


U.S. government obligations
If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and individual income taxes. Distributions you receive that come from interest each Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.


Withholding tax
We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

     o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

     o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

     o the IRS informs us that you're otherwise subject to backup withholding


The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.


Taxation of redemptions and exchanges As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.



[GRAPHIC] Financial highlights


The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Prime Fund         For a Share outstanding throughout each year


                                            Year ended          Year ended      Year ended       Year ended    Year ended
Investor C Shares                            03/31/01            03/31/00        03/31/99         03/31/98      03/31/97

Operating performance:
Net asset value, beginning of year          $ 1.00              $ 1.00           $ 1.00            $ 1.00        $ 1.00
Net investment income                        0.0596             0.0497           0.0496            0.0522        0.0495
Distributions:
Dividends from net investment income        (0.0596)            (0.0497)        (0.0496)          (0.0522)      (0.0495)
Total dividends and distributions           (0.0596)            (0.0497)        (0.0496)          (0.0522)      (0.0495)
 Net asset value, end of year                $1.00               $1.00           $1.00             $1.00         $1.00
Total return++                               6.13%               5.08%            5.02%             5.34%         5.05%
========================================================================================================================
 Net assets, end of year (in 000's)         $4,817              $8,824          $11,037            $96,149       $93,678
Ratio of operating expenses to average net
  assets                                    0.55%(a)            0.55%(a)       0.55%(a)             0.55%         0.55%
 Ratio of net investment income to average
  net assets                                 5.94%              4.96%           %4.96%              5.23%         4.96%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.58%(a)          0.60%(a)       0.59%(a)              0.60%         0.60%



                                   ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                   (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.




Nations Treasury Fund      For a Share outstanding throughout each year


                                            Year ended          Year ended      Year ended       Year ended    Year ended
Investor C Shares                            03/31/01            03/31/00       03/31/99         03/31/98      03/31/97
 Operating performance:
Net asset value, beginning of year           $1.00              $1.00            $1.00            $1.00        $1.00
Net investment income                        0.0568             0.0468          0.0474            0.0506       0.0484
 Distributions:
Dividends from net investment income        (0.0568)            (0.0468)       (0.0474)          (0.0506)     (0.0484)
Total dividends and distributions           (0.0568)            (0.0468)       (0.0474)          (0.0506)     (0.0484)
 Net asset value, end of year               $1.00                $1.00          $1.00             $1.00        $1.00
Total return++                               5.83%               4.78%          4.84%              5.18%       4.96%
==================================================================================================================
 Net assets, end of year (in 000's)         $114                 $170           $175             $8,295       $13,868
Ratio of operating expenses to average net
assets                                      0.55%(a)             0.5%(a)        0.55%(a)          0.55%       0.55%
 Ratio of net investment income to average
net assets                                   5.66%               4.65%           4.76%            5.06%       4.84%
Ratio of operating expenses to average net
assets without waivers and/or expense
reimbursements                              0.58%(a)           0.60%(a)         0.60%(a)          0.60%       0.60%



                                   ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                                   (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Money
Market Fund                For a Share outstanding throughout each year


                                            Year ended          Year ended
Investor C Shares                            03/31/01            03/31/00
Operating performance:
Net asset value, beginning of year          $ 1.00              $ 1.00
Net investment income                        0.0585              0.0476
Distributions:
Dividends from net investment income        (0.0585)            (0.0476)
Total dividends and distributions           (0.0585)            (0.0476)
Net asset value, end of year                $ 1.00              $ 1.00
Total return++                               6.00%                4.86%
===============================================================================
Net assets, end of year (in 000's)          $ 480               $  458
Ratio of operating expenses to average net
  assets                                     0.55%(a)             0.55%(a)
Ratio of net investment income to average
  net assets                                 5.84%                4.81%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.61%(a)             0.69%(a)



                                          Year ended          Year ended    Year ended
Investor C Shares                          03/31/99            03/31/98      03/31/97
Operating performance:
Net asset value, beginning of year          $ 1.00              $ 1.00        $ 1.00
Net investment income                        0.0472              0.0499        0.0478
Distributions:
Dividends from net investment income        (0.0472)            (0.0499)      (0.0478)
Total dividends and distributions           (0.0472)            (0.0499)      (0.0478)
Net asset value, end of year                $ 1.00              $ 1.00        $ 1.00
Total return++                               4.82%               5.12%         4.93%
===========================================================================================
Net assets, end of year (in 000's)          $    42             $ 3,369       $ 2,142
Ratio of operating expenses to average net
  assets                                    0.55%(a)             0.55%         0.55%
Ratio of net investment income to average
  net assets                                 4.72%               5.00%         4.78%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.83%(a)            0.84%         0.82%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.




Nations Tax Exempt Fund    For a Share outstanding throughout each year


                                          Year ended    Year ended       Year ended          Year ended       Year ended
Investor C Shares                          03/31/01      03/31/00         03/31/99            03/31/98         03/31/97
Operating performance:
Net asset value, beginning of year          $ 1.00        $ 1.00         $ 1.00              $ 1.00             $ 1.00
Net investment income                        0.0358        0.0296         0.0288              0.0323             0.0311
Distributions:
Dividends from net investment income        (0.0358)      (0.0296)       (0.0288)            (0.0323)           (0.0311)
Total dividends and distributions           (0.0358)      (0.0296)       (0.0288)            (0.0323)           (0.0311)
Net asset value, end of year                 $ 1.00        $ 1.00         $ 1.00              $ 1.00             $ 1.00
Total return++                               3.63%         3.00%           2.91%               3.26%             3.15%
========================================================================================================================
Net assets, end of year (in 000's)          $   290       $   326        $   218             $67,511            $62,761
Ratio of operating expenses to average net
  assets                                     0.55%         0.55%          0.55%(a)            0.48%(a)           0.45%
Ratio of net investment income to average
  net assets                                 3.55%         2.95%           2.86%               3.25%             3.10%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                             0.58%         0.67%          0.80%(a)             0.74%(a)          0.70%

                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]





             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.


[GRAPHIC]




          Terms used in this prospectus


 Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

 Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Commercial paper - a money market instrument issued by a large company.

 Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

 First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as Standard & Poor's Corporation and Moody's Investors Services, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

 Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.


 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.


 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.


 Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large affect on the fund.


 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.


 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.


 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.


 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.


 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.


 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Settlement date - The date on which an order is settled either by payment or delivery of securities.


 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.


 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.


 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.


 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

[GRAPHIC]




        Where to find more information


 You'll find more information about Nations Money Market Funds in the following documents:




        Annual and semi-annual reports
        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.



[GRAPHIC]




        Statement of Additional Information
        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:


        By telephone: 1.800.321.7854


        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255


        On the Internet: www.nations-funds.com


        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file numbers:
Nations Fund Trust, 811-04305                            [NATIONS FUND LOGO]
Nations Fund, Inc., 811-04614

MMPROIC-8/01

[GRAPHIC]

Money Market Funds
--------------------------------------------------------------------------------
Daily Shares

Prospectus

August 1, 2001

Nations
Prime Fund

Nations
Treasury Fund

Nations
Government
Money Market
Fund

Nations
Tax Exempt Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------
Not FDIC Insured
-----------------
May Lose Value
-----------------
No Bank Guarantee
-----------------

Nations Funds

An overview of the Funds
--------------------------------------------------------------------------------


[GRAPHIC]



Terms used in this prospectus

In this prospectus, we, us and our refer to the Nations Funds family
(Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

[GRAPHIC]

You'll find Terms used in
this prospectus on page 34.

Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

Affiliates of Bank of America are paid for the services they provide to the Funds.

This booklet, which is called a prospectus, tells you about some Nations Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

This prospectus offers Daily Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to Buying, selling and exchanging shares for more information about who is eligible to buy this class of shares.

About the Funds
The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

Are these Funds right for you?
Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Money Market Funds may be suitable for you if:

  o you're looking for a relatively low risk investment with stability of principal

  o you have short-term income needs

They may not be suitable for you if:

  o you're looking for higher returns

  o you're more comfortable with bank deposits that are FDIC-insured

You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

For more information
If you have any questions about the Funds, please call us at 1.800.321.7854 or contact your investment professional.

You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------


[GRAPHIC]

Banc of America Advisors, LLC

Banc of America Advisors, LLC (BA Advisors) is the investment adviser to each of the Funds. BA Advisors is responsible for the overall management and supervision of the investment management of each Fund. BA Advisors and Nations Funds have engaged a sub-adviser -- Banc of America Capital Management, LLC (BACAP), which is responsible for the day-to-day investment decisions for each of the Funds.

[GRAPHIC]

You'll find more about
BA Advisors and BACAP
starting on page 18.

[GRAPHIC] About the Funds
Nations Prime Fund                                       4
Sub-adviser: BACAP
----------------------------------------------------------
Nations Treasury Fund                                    7
Sub-adviser: BACAP
----------------------------------------------------------
Nations Government Money Market Fund                    10
Sub-adviser: BACAP
----------------------------------------------------------
Nations Tax Exempt Fund                                 13
Sub-adviser: BACAP
----------------------------------------------------------
Other important information                             17
----------------------------------------------------------
How the Funds are managed                               18

[GRAPHIC] About your investment
Information for investors
  Buying, selling and exchanging shares                 21
    How orders are processed                            23
  How selling and servicing agents are paid             28
  Distributions and taxes                               29
----------------------------------------------------------
Financial highlights                                    31
----------------------------------------------------------
Terms used in this prospectus                           34
----------------------------------------------------------
Where to find more information                  back cover

[GRAPHIC]
About the sub-adviser

BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

You'll find more about
BACAP on page 19.

This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]

First-tier securities

A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization (NRSRO) or is considered to be of comparable quality.

Nations Prime Fund

[GRAPHIC] Investment objective
          The Fund seeks the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC] Principal investment strategies
          The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  o commercial paper

  o bank obligations

  o short-term debt securities, including instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  o short-term taxable municipal securities

  o repurchase agreements secured by first-tier securities or U.S. government obligations

The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

You'll find more about
other risks of investing in
this Fund in Other important
information and in the SAI.

[GRAPHIC]

Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC] Risks and other things to consider
          Nations Prime Fund has the following risks:

          o Investment strategy risk -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

          o Income/principal payment risk -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[GRAPHIC] A look at the Fund's performance

          The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

          Year by year total return (%) as of December 31 each year*
          The bar chart shows you how the performance of the Fund's Daily Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

4.83%   5.02%   4.95%   4.61%   5.85%
1996    1997    1998    1999    2000

*Year-to-date return as of June 30, 2001: 2.32%


Best and worst quarterly returns during this period

Best: 3rd and 4th quarters 2000:      1.51%
Worst: 2nd quarter 1999:              1.07%

Average annual total return as of December 31, 2000

                                            Since
                  1 year      5 years     inception*
  Daily Shares    5.85%       5.05%       5.15%

*The inception date of Daily Shares is February 9, 1995.

[GRAPHIC]

There are two kinds of fees --
shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC] What it costs to invest in the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                    Daily
(Fees paid directly from your investment)                           Shares
Maximum sales charge (load) imposed on purchases                     none
Maximum deferred sales charge (load)                                 none
Annual Fund operating expenses(1)
(Expenses that are deducted from the Fund's assets)
Management fees                                                      0.20%
Distribution (12b-1) and shareholder servicing fees                  0.70%
Other expenses                                                       0.13%
                                                                    -------
Total annual Fund operating expenses                                 1.03%
Fees waivers and/or reimbursements                                  (0.23)%
                                                                    -------
Total net expenses(2)                                                0.80%
                                                                    =======

      (1) The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


      (2) The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


[GRAPHIC]

This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:

      o you invest $10,000 in Daily Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 year     3 years     5 years     10 years
  Daily Shares     $82        $305        $546        $1,239

[GRAPHIC]
About the sub-adviser

BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

You'll find more about
BACAP on page 19.

This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]
First-tier securities

A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.

Nations Treasury Fund


[GRAPHIC] Investment objective

The Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.


[GRAPHIC] Principal investment strategies

The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


The Fund will only buy first-tier securities. These securities include primarily:

  o U.S. Treasury obligations

  o repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations

  o obligations whose principal and interest are backed by the U.S. government


The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.


The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.


The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.


Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

You'll find more about
other risks of investing in
this Fund in Other important
information and in the SAI.

[GRAPHIC]

Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC] Risks and other things to consider
          Nations Treasury Fund has the following risks:

          o Investment strategy risk -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

          o Income/principal payment risk -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[GRAPHIC] A look at the Fund's performance
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


Year by year total return (%) as of December 31 each year*
The bar chart shows you how the performance of the Fund's Daily Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

4.63%   4.88%   4.78%   4.32%   5.54%
1996    1997    1998    1999    2000

*Year-to-date as of June 30, 2001: 2.17%


Best and worst quarterly returns during this period

Best: 4th quarter 2000:                       1.45%
Worst: 1st and 2nd quarters 1999:             1.01%

Average annual total return as of December 31, 2000

                                               Since
                     1 year      5 years     inception*
  Daily Shares        5.54%       4.83%        4.89%

*The inception date of Daily Shares is February 9, 1995.

[GRAPHIC]

There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

[GRAPHIC] What it costs to invest in the Fund
          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                 Daily
(Fees paid directly from your investment)                        Shares
Maximum sales charge (load) imposed on purchases                  none
Maximum deferred sales charge (load)                              none
Annual Fund operating expenses(1)
(Expenses that are deducted from the Fund's assets)
Management fees                                                   0.20%
Distribution (12b-1) and shareholder servicing fees               0.70%
Other expenses                                                    0.13%
                                                                 -------
Total annual Fund operating expenses                              1.03%
Fees waivers and/or reimbursements                               (0.23)%
                                                                 --------
Total net expenses(2)                                             0.80%
                                                                 ========

(1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.


(2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.



Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


This example assumes:

      o you invest $10,000 in Daily Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 year     3 years     5 years     10 years
Daily Shares        $82        $305        $546        $1,239

[GRAPHIC]
About the sub-adviser

BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]

You'll find more about
BACAP on page 19.

This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]
First-tier securities

A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.

Nations Government Money Market Fund


[GRAPHIC] Investment objective
          The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.


[GRAPHIC] Principal investment strategies
          The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.


The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

      o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

      o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

      o Security analysis includes evaluating the credit quality of an instrument.


Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

You'll find more about
other risks of investing in
this Fund in Other important
information and in the SAI.

[GRAPHIC]

Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC] Risks and other things to consider
          Nations Government Money Market Fund has the following risks:

          o Investment strategy risk -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

          o Income/principal payment risk -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

          o Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury securities, which for most states is free from state income tax, but will be subject to federal tax. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your own tax adviser to determine the tax consequences to you of investing in the Fund.

[GRAPHIC] A look at the Fund's performance
          The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


          Year by year total return (%) as of December 31 each year*
          The bar chart shows you how the performance of the Fund's Daily Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

4.63%   4.80%   4.72%   4.38%   5.67%
1996    1997    1998    1999    2000

*Year-to-date return as of June 30, 2001: 2.30%

Best and worst quarterly returns during this period

Best: 3rd and 4th quarters 2000:             1.47%
Worst: 2nd quarter 1999:                     1.01%

Average annual total return as of December 31, 2000

                                               Since
                     1 year      5 years     inception*
  Daily Shares       5.67%        4.84%        4.93%

*The inception date of Daily Shares is February 10, 1995.

[GRAPHIC]

There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

[GRAPHIC] What it costs to invest in the Fund
          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                    Daily
(Fees paid directly from your investment)                          Shares
Maximum sales charge (load) imposed on purchases                    none
Maximum deferred sales charge (load)                                none
Annual Fund operating expenses(1)
(Expenses that are deducted from the Fund's assets)
Management fees                                                     0.20%
Distribution (12b-1) and shareholder servicing fees                 0.70%
Other expenses                                                      0.16%
                                                                   -------
Total annual Fund operating expenses                                1.06%
Fees waivers and/or reimbursements                                 (0.26)%
                                                                   -------
Total net expenses(2)                                               0.80%
                                                                   =======

(1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

(2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This example assumes:

      o you invest $10,000 in Daily Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 year     3 years     5 years     10 years
Daily Shares         $82        $311        $560        $1,271

[GRAPHIC]
About the sub-adviser

BACAP is this Fund's sub-adviser. BACAP's Tax-Exempt Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
You'll find more about
BACAP on page 19.

This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

[GRAPHIC]
First-tier securities

A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by an NRSRO or is considered to be of comparable quality.

Nations Tax Exempt Fund


[GRAPHIC] Investment objective
          The Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with liquidity and stability of principal.


[GRAPHIC] Principal investment strategies
          The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


The Fund will only buy first-tier securities. The Fund normally invests at least 80% of its assets in municipal securities, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.


The Fund may invest up to 20% of its assets in:

  o municipal securities that finance private projects, called private activity bonds

  o money market instruments, including repurchase agreements


The Fund may also invest in instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.


The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issuance of an instrument.


Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
You'll find more about
other risks of investing in
this Fund in Other important
information and in the SAI.

[GRAPHIC] Risks and other things to consider
          Nations Tax Exempt Fund has the following risks:

          o Investment strategy risk -- Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

          o Income/principal payment risk -- The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

          o Holding cash -- The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

          o Tax considerations -- Most of the distributions paid by the Fund come from interest on municipal securities, and are generally free from federal income tax, but may be subject to state, local and other taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities, or from realized capital gains, is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax. Shares of Nations Tax Exempt Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]

Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.


Call us at 1.800.321.7854 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC] A look at the Fund's performance
          The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.


          Year by year total return (%) as of December 31 each year*
          The bar chart shows you how the performance of the Fund's Daily Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

2.72%   2.97%   2.77%   2.58%   3.42%
1996    1997    1998    1999    2000

*Year-to-date return as of June 30, 2001: 1.34%


Best and worst quarterly returns during this period

Best: 4th quarter 2000:             0.91%
Worst: 1st quarter 1999:            0.54%

Average annual total return as of December 31, 2000

                                               Since
                     1 year      5 years     inception*
Daily Shares         3.42%       2.89%         2.95%

*The inception date of Daily Shares is February 10, 1995.

[GRAPHIC]

There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.


Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]

This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

[GRAPHIC] What it costs to invest in the Fund
          This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees                                                    Daily
(Fees paid directly from your investment)                          Shares
Maximum sales charge (load) imposed on purchases                    none
Maximum deferred sales charge (load)                                none
Annual Fund operating expenses(1)
(Expenses that are deducted from the Fund's assets)
Management fees                                                     0.20%
Distribution (12b-1) and shareholder servicing fees                 0.70%
Other expenses                                                      0.13%
                                                                   -------
Total annual Fund operating expenses                                1.03%
Fees waivers and/or reimbursements                                 (0.23)%
                                                                   -------
Total net expenses(2)                                               0.80%
                                                                   =======

(1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees.

(2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


This example assumes:

      o you invest $10,000 in Daily Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

      o you reinvest all dividends and distributions in the Fund

      o your investment has a 5% return each year

      o the Fund's operating expenses remain the same as shown in the table above

      o the waivers and/or reimbursements shown above expire July 31, 2002 and are not reflected in the 3, 5 and 10 year examples


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    1 year     3 years     5 years     10 years
Daily Shares        $82        $305        $546         $1,239

[GRAPHIC] Other important information

You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

      o Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

        o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

        o must maintain an average dollar-weighted maturity of 90 days or less

        o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a first-tier security for up to three business days

        o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier or second-tier securities.

      o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

      o Bank of America and its affiliates - Bank of America and its affiliates currently provide services to some or all of the Funds, including investment advisory, investment sub-advisory, co-administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Funds. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

[GRAPHIC]
Banc of America Advisors, LLC

One Bank of America Plaza
Charlotte, North Carolina 28255

[GRAPHIC] How the Funds are managed

Investment adviser
BA Advisors is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.


BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.


Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Fund.


BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.


The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:



Annual investment advisory fee, as a % of average daily net assets

                                             Maximum     Actual fee
                                            advisory      paid last
                                               fee       fiscal year
Nations Prime Fund                            0.20%          0.19%
Nations Treasury Fund                         0.20%          0.19%
Nations Government Money Market Fund          0.20%          0.16%
Nations Tax Exempt Fund                       0.20%          0.18%

[GRAPHIC]
Banc of America
Capital Management, LLC

One Bank of America Plaza
Charlotte, North Carolina 28255

Investment sub-adviser
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Funds' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to a Fund's Board that the Fund:

  o change, add or terminate one or more sub-advisers;

  o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  o materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Funds have applied for relief from the SEC to permit the Funds to act on many of BA Advisors' recommendations with approval only by the Funds' Board and not by Fund shareholders. BA Advisors or a Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Funds obtain the relief, each Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.


Banc of America Capital Management, LLC
BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.


Currently managing more than $125 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 60 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.


BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.

Fund                                       BACAP Team
Nations Prime Fund                       Taxable Money Market Management Team
Nations Treasury Fund                    Taxable Money Market Management Team
Nations Government Money Market Fund     Taxable Money Market Management Team
Nations Tax Exempt Fund                  Tax-Exempt Money Market Management Team

[GRAPHIC]
Stephens Inc.

111 Center Street
Little Rock, Arkansas 72201

[GRAPHIC]
PFPC Inc.

400 Bellevue Parkway
Wilmington, Delaware 19809

Other service providers
The Funds are distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.


BA Advisors is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.


PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]

We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling and servicing agents include banks, brokerage firms, mutual fund dealers and other financial institutions, including affiliates of Bank of America.


When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

[GRAPHIC] Buying, selling and exchanging shares

You can invest in the Funds through your selling agent or directly through Nations Funds. You don't pay any sales charges when you buy, sell or exchange Daily Shares of the Funds.


We encourage you to consult with an investment professional who can open an account for you with a selling agent and help you with your investment decisions. Once you have an account, you can buy, sell and exchange shares by contacting your investment professional or selling agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.


You'll find more information about buying, selling and exchanging Daily Shares on the pages that follow. You should also ask your selling agent about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs and services.


The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. Please contact your investment professional, or call us at 1.800.321.7854 if you have any questions, or you need help placing an order.

                         Ways to
                       buy, sell or               How much you can buy,
                         exchange                   sell or exchange                           Other things to know
                    -----------------    ---------------------------------------   -------------------------------------------------
Buying shares       In a lump sum        minimum initial investment:               There is no limit to the amount you can invest
                                         o $1,000 for regular accounts             in Daily Shares.
                                         o $500 for traditional and Roth IRA
                                           accounts
                                         o $250 for certain fee-based accounts
                                         o no minimum for certain retirement
                                           plan accounts like 401(k) plans and
                                           SEP accounts, but other restrictions
                                           apply
                                         minimum additional investment:
                                         o $100 for all accounts
                     Using our           minimum initial investment:               You can buy shares twice a month, monthly or
                     Systematic          o $100                                    quarterly, using automatic transfers from your
                     Investment Plan     minimum additional investment:            bank account.
                                         o $50
 -----------------------------------------------------------------------------------------------------------------------------------
 Selling shares      In a lump sum       o you can sell up to $50,000 of your      We usually send you or your selling agent the
                                           shares by telephone, otherwise there    sale proceeds on the same day that we receive
                                           are no limits to the amount you can     your order.
                                           sell
                                                                                   If you paid for your shares with a check that
                                         o other restrictions may apply to         wasn't certified, we'll hold the sale proceeds
                                           withdrawals from retirement plan        when you sell those shares for at least 15 days
                                           accounts                                after the trade date of the purchase, or until
                                                                                   the check has cleared, whichever is later.

                     Using our           o minimum $25 per withdrawal              Your account balance must be at least $10,000
                     Automatic                                                     to set up the plan. You can make withdrawals
                     Withdrawal Plan                                               twice a month, monthly, quarterly, bi-annually
                                                                                   or annually. We'll send your money by check or
                                                                                   deposit it directly to your bank account.
 -----------------------------------------------------------------------------------------------------------------------------------
 Exchanging shares   In a lump sum       o minimum $1,000 per exchange             You can exchange Daily Shares of a Money
                                                                                   Market Fund for Investor C Shares of any other
                                                                                   Nations Fund, except Money Market Funds, or
                                                                                   for Daily Shares of Nations Money Market
                                                                                   Funds.

                                                                                   If you own Daily Shares of a Money Market
                                                                                   Fund that you received from an exchange of
                                                                                   Investor C Shares of a Nations Fund, except a
                                                                                   Money Market Fund, and you exchange these
                                                                                   shares for Investor C Shares of any Nations
                                                                                   Fund, except a Money Market Fund, you can
                                                                                   exchange the Daily Shares for Investor C
                                                                                   Shares of Nations Reserves Money Market
                                                                                   Funds.

                                                                                   If you received Daily Shares of a Money Market
                                                                                   Fund from an exchange of Investor A Shares of
                                                                                   an Index Fund, you can exchange these shares
                                                                                   for Investor A Shares of an Index Fund.

                     Using our             minimum exchange per Fund:              You must already have an investment in the
                     Automatic             o $25                                   Funds into which you want to exchange. You
                     Exchange                                                      can make exchanges monthly or quarterly.
                     Feature


[GRAPHIC]

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. The Money Market Funds reserve the right to close early on business days preceding national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.

Either the Federal Reserve Bank of New York or the NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

How shares are priced

All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  o 3:00 p.m. Eastern time each business day for each share class of Nations Prime Fund and Nations Treasury Fund

  o 12:00 noon Eastern time each business day for each share class of Nations Government Money Market Fund and Nations Tax Exempt Fund


First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.


Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.


Valuing securities in a Fund

The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.


How orders are processed

Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  o 3:00 p.m. Eastern time for Nations Prime Fund and Nations Treasury Fund

  o 12:00 noon Eastern time for Nations Government Money Market Fund and Nations Tax Exempt Fund


Orders received after these times will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

Telephone orders

You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

Here's how telephone orders work:

   o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

   o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

   o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

   o Telephone orders may be difficult to complete during periods of significant economic or market change.

[GRAPHIC]

The net asset value per share is the price of a share calculated by a Fund every business day.

[GRAPHIC] Buying shares

Here are some general rules for buying shares:

  o You buy Daily Shares at net asset value per share.

  o We'll process your order only if we receive payment in federal funds by 4:00 p.m. Eastern time on the business day Stephens, PFPC or their agents receive the order (unless the Fund closes early). Otherwise, we'll cancel your order.

  o Selling agents are responsible for sending orders to us and ensuring that we receive your money on time.

  o Shares purchased are recorded on the books of the Fund. We generally don't issue certificates.

Minimum initial investment

The minimum initial amount you can buy is usually $1,000.

If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

  o $500 for traditional and Roth individual retirement accounts (IRAs)

  o $250 for accounts set up with some fee-based investment advisers or financial planners, including wrap fee accounts and other managed accounts

  o $100 using our Systematic Investment Plan

  o There is no minimum for 401(k) plans, simplified employee pension plans
    (SEPs), salary reduction-simplified employee pension plans (SAR-SEPs), Savings Incentives Match Plans for Employees (SIMPLE IRAs), salary reduction-IRAs (SAR-IRAs) or other similar kinds of accounts. However, if the value of your account falls below $1,000 for 401(k) plans or $500 for the other plans within one year after you open your account, we may sell your shares. We'll give you 60 days notice in writing if we're going to do this.

Minimum additional investment

You can make additional purchases of as little as $100, or $50 if you use our Systematic Investment Plan.

Systematic Investment Plan

You can make regular purchases of $50 or more using automatic transfers from your bank account to the Funds you choose. You can contact your investment professional or us to set up the plan.

Here's how the plan works:

   o You can buy shares twice a month, monthly or quarterly.

   o You can choose to have us transfer your money on or about the 15th or the last day of the month.

   o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your investment professional.

[GRAPHIC]

For more information about telephone orders, see How orders are processed.

[GRAPHIC] Selling shares

Here are some general rules for selling shares:

      o If you received your Daily Shares through an exchange of Investor C Shares, a contingent deferred sales charge (CDSC) may apply when you sell these shares, or any shares you receive through an exchange of these shares. The CDSC will be based on the period from when you originally bought the Investor C Shares until you sold them.

      o If you're selling your shares through a selling agent, we'll normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order. Your selling agent is responsible for depositing the sale proceeds to your account on time.

      o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account on the same business day that the Fund receives your order.

      o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

      o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

      o If you hold any shares in certificate form, you must sign the certificates (or send a signed stock power with them) and send them to PFPC. Your signature must be guaranteed unless you've made other arrangements with us. We may ask for any other information we need to prove that the order is properly authorized.

      o Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

      o We can delay payment of the sale proceeds for up to seven days.

      o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

[GRAPHIC]

You should make sure you understand the investment objective and policies of the Fund you're exchanging into. Please read its prospectus carefully.

We may sell your shares:

    o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

    o if your selling agent tells us to sell your shares under arrangements made between the selling agent and you

    o under certain other circumstances allowed under the 1940 Act

Automatic Withdrawal Plan

The Automatic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly, bi-annually or annually. You can contact your investment professional or us to set up the plan.


Here's how the plan works:

    o Your account balance must be at least $10,000 to set up the plan.

    o If you set up the plan after you've opened your account, your signature must be guaranteed.

    o You can choose to have us transfer your money on or about the 10th or 25th of the month.

    o We'll send you a check or deposit the money directly to your bank account.

    o You can cancel the plan by giving your selling agent or us 30 days notice in writing.


It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.


[GRAPHIC] Exchanging shares

You can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

Here's how exchanges work:

     o You can exchange Daily Shares of a Money Market Fund for Investor C Shares of any other Nations Fund, except Money Market Funds or for Daily Shares of Nations Money Market Funds.

     o If you own Daily Shares of a Money Market Fund that you received from an exchange of Investor C Shares of a Nations Fund, except a Money Market Fund, and you exchange these shares for Investor C Shares of any Nations Fund, except a Money Market Fund, you can exchange the Daily Shares for Investor C Shares of Nations Reserves Money Market Funds.

     o If you received shares of a Fund from an exchange of Investor A Shares of an Index Fund, you can exchange these shares for Investor A Shares of an Index Fund.

     o You must exchange at least $1,000.

     o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

     o You may only make exchanges into a Fund that is legally sold in your state of residence.

     o You generally may only make an exchange into a Fund that is accepting investments.

     o We may limit the number of exchanges you can make within a specified period of time.

     o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

     o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.


Automatic Exchange Feature

The Automatic Exchange Feature lets you exchange $25 or more of Daily Shares every month or every quarter. You can contact your investment professional or us to set up the plan.

Here's how automatic exchanges work:

     o Send your request to PFPC in writing or call 1.800.321.7854.

     o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

     o You must already have an investment in the Funds you want to exchange.

     o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

     o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC] How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.



[GRAPHIC]

The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.

The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 of the 1940 Act.

Your selling agent may charge other fees for services provided to your account.

Distribution (12b-1) and shareholder servicing fees

Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.


Stephens may be reimbursed for distribution-related expenses up to an annual maximum of 0.45% of the average daily net assets of Daily Shares of the Funds, some or all of which may be paid to selling agents.

Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Daily Shares of the Funds.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

The Funds pay these fees to Stephens and/or to eligible selling and servicing agents and financial institutions, including BA Advisors or its affiliates, for as long as the plans continue. We may reduce or discontinue payments at any time.


Other compensation

Selling and servicing agents may also receive:

    o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

    o an additional amount of up to 0.50% of the net asset value per share on all sales of Daily Class Shares

    o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise


This compensation, which is not paid by the Funds, is discretionary, and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC] Distributions and taxes


[GRAPHIC]

The power of compounding

Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

About distributions

A mutual fund can make money two ways:

    o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

    o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.


A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gain to their shareholders so the Funds won't have to pay any federal income tax. When a Fund makes this kind of a payment, it's split among all shares, and is called a distribution.


Although the Funds do not expect to realize any capital gain, any capital gain realized by a Fund will be distributed at least once a year.


Nations Prime Fund and Nations Treasury Fund declare distributions of net investment income at 3:00 p.m. Eastern time each business day. Nations Government Money Market Fund and Nations Tax Exempt Fund declare distributions of net investment income at 12:00 noon Eastern time each business day. The Funds pay these distributions monthly.

Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive net investment income distributions from the settlement date (daily dividend Funds), trade date (all other Funds) or realized capital gain from the trade date of the purchase up to and including the day before the shares are sold.


Different share classes of a Fund usually pay different net investment income distribution amounts, because each class has different expenses.


We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.800.321.7854.


If you sell all of your shares, we'll pay any distribution that applies to those shares in cash within five business days after the sale was made.

[GRAPHIC]

This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.


[GRAPHIC]

For more information about taxes, please see the SAI.


How taxes affect your investment

Distributions of net investment income, any net short-term capital gain and certain other items generally are taxable to you as ordinary income.


Although the Funds do not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any Fund distributions when determining their taxable income.


In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared to shareholders of record in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.


We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.


Nations Tax Exempt Fund

In general, you will not be subject to federal income tax on distributions by Nations Tax Exempt Fund of its tax-exempt interest income. These distributions, however, may be subject to state, local and other taxes. A portion of these distributions may also be subject to the federal alternative minimum tax.


Although the Fund does not intend to earn any taxable income or capital gain, any distributions of taxable income or capital gain generally are subject to tax.


U.S. government obligations

If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and individual income taxes. Distributions you receive that come from interest each Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.


Withholding tax

We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

    o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

    o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

    o the IRS informs us that you're otherwise subject to backup withholding


The IRS may also impose penalties against you if you don't give us a correct
TIN.

Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.


We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.


Taxation of redemptions and exchanges

As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.


[GRAPHIC] Financial highlights

The financial highlights table is designed to help you understand how the Funds have performed for the past five years. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.


This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Prime Fund         For a Share outstanding throughout each year


                                              Year ended         Year ended
Daily Shares                                   03/31/01           03/31/00

Operating performance:
Net asset value, beginning of year               $1.00              $1.00
Net investment income                            0.0571             0.0472
Distributions:
Dividends from net investment income            (0.0571)           (0.0472)
Total dividends and distributions               (0.0571)           (0.0472)
Net asset value, end of year                     $1.00              $1.00
Total return++                                   5.86%              4.82%
===============================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)             $1,037,869         $1,234,026
Ratio of operating expenses to average net
  assets                                        0.80%(a)           0.80%(a)
Ratio of net investment income to average
  net assets                                    5.69%              4.71%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                1.03%(a)           1.05%(a)



                                              Year ended         Year ended        Year ended
Daily Shares                                   03/31/99           03/31/98          03/31/97

Operating performance:
Net asset value, beginning of year               $1.00              $ 1.00            $1.00
Net investment income                            0.0471             0.0497            0.0470
Distributions:
Dividends from net investment income            (0.0471)           (0.0497)          (0.0470)
Total dividends and distributions               (0.0471)           (0.0497)          (0.0470)
Net asset value, end of year                     $1.00              $1.00             $1.00
Total return++                                   4.75%              5.08%             4.80%
==============================================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)             $2,718,028          $92,974            $9,010
Ratio of operating expenses to average net
  assets                                         0.80%(a)           0.80%              0.80%
Ratio of net investment income to average
  net assets                                     4.71%              4.98%              4.71%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                 1.04%(a)           0.85%              0.85%

          ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
          (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense
              reimbursements, was less than 0.01%.




Nations Treasury Fund      For a Share outstanding throughout each year

                                              Year ended         Year ended
Daily Shares                                   03/31/01            03/31/00

Operating performance:
Net asset value, beginning of year              $1.00               $1.00
Net investment income                           0.0542              0.0443
Distributions:
Dividends from net investment income           (0.0542)            (0.0443)
Total dividends and distributions              (0.0542)            (0.0443)
Net asset value, end of year                    $1.00               $1.00
Total return++                                  5.56%               4.52%
===============================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)              $58,910            $128,299
Ratio of operating expenses to average net
  assets                                        0.80%(a)           0.80%(a)
Ratio of net investment income to average
  net assets                                    5.41%              4.40%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                1.03%(a)           1.05%(a)



                                              Year ended         Year ended        Year ended
Daily Shares                                   03/31/99           03/31/98          03/31/97
Operating performance:
Net asset value, beginning of year              $1.00              $1.00             $1.00
Net investment income                           0.0449             0.0481            0.0455
Distributions:
Dividends from net investment income           (0.0449)           (0.0481)          (0.0455)
Total dividends and distributions              (0.0449)           (0.0481)          (0.0455)
Net asset value, end of year                   $1.00              $1.00             $1.00
Total return++                                  4.58%              4.92  %           4.66%
==============================================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)              $219,592           $178,284          $16,323
Ratio of operating expenses to average net
  assets                                         0.80%(a)           0.80%             0.80%
Ratio of net investment income to average
  net assets                                     4.51%              4.81%             4.59%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                 1.05%(a)           0.85%             0.85%

          ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
          (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense
              reimbursements, was less than 0.01%.

Nations Government Money
Market Fund                For a Share outstanding throughout each year

                                              Year ended          Year ended
Daily Shares                                   03/31/01            03/31/00
Operating performance:
Net asset value, beginning of year              $1.00               $1.00
Net investment income                           0.0560              0.0450
Distributions:
Dividends from net investment income           (0.0560)            (0.0450)
Total dividends and distributions              (0.0560)            (0.0450)
Net asset value, end of year                    $1.00               $1.00
Total return++                                  5.74%               4.60%
=============================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)              $20,877             $17,939
Ratio of operating expenses to average net
  assets                                         0.80%(a)           0.80%(a)
Ratio of net investment income to average
  net assets                                     5.59%              4.56%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                 1.06%(a)           1.14%(a)


                                              Year ended         Year ended        Year ended
Daily Shares                                   03/31/99           03/31/98          03/31/97
Operating performance:
Net asset value, beginning of year              $1.00              $1.00             $1.00
Net investment income                           0.0447             0.0474            0.0453
Distributions:
Dividends from net investment income           (0.0447)           (0.0474)          (0.0453)
Total dividends and distributions              (0.0447)           (0.0474)          (0.0453)
Net asset value, end of year                    $1.00              $1.00             $1.00
Total return++                                  4.56%              4.85%             4.63%
=============================================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)              $43,430            $6,567            $7,860
Ratio of operating expenses to average net
  assets                                         0.80%(a)           0.80%             0.80%
Ratio of net investment income to average
  net assets                                     4.47%              4.75%             4.53%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                 1.28%(a)           1.09%             1.07%

          ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

          (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.




Nations Tax Exempt Fund    For a Share outstanding throughout each year

                                              Year ended         Year ended        Year ended       Year ended       Year ended
Daily Shares                                   03/31/01           03/31/00          03/31/99         03/31/98         03/31/97
Operating performance:
Net asset value, beginning of year              $1.00              $1.00             $1.00            $1.00            $1.00
Net investment income                           0.0333             0.0271            0.0263           0.0295           0.0270
Distributions:
Dividends from net investment income           (0.0333)           (0.0271)          (0.0263)         (0.0295)         (0.0270)
Total dividends and distributions              (0.0333)           (0.0271)          (0.0263)         (0.0295)         (0.0270)
Net asset value, end of year                    $1.00              $1.00             $1.00            $1.00            $1.00
Total return++                                  3.38%               2.74%            2.66%            2.98%            2.73%
=================================================================================================================================
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)              $93,290            $128,386          $333,210         $12,541          $2,334
Ratio of operating expenses to average net
  assets                                        0.80%               0.80%            0.80%(a)         0.80%(a)         0.80%
Ratio of net investment income to average
  net assets                                    3.30%               2.70%            2.61%            2.93%            2.75%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                1.03%               1.12%            1.25%(a)         1.06%(a)         1.05%

          ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
          (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

[GRAPHIC]

This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.


[GRAPHIC] Terms used in this prospectus

Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.


Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.


Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.


Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.


Commercial paper - a money market instrument issued by a large company.


Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.


Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.


Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.


First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.


Fixed income security - an intermediate to long-term debt security that matures in more than one year.


Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as Standard & Poor's Corporation and Moody's Investor Services, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.


Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.


Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.


Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.


Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large affect on the fund.


Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.


Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.


Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.


Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.


Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.


Settlement date - the date on which an order is settled either by payment or delivery of securities.


Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.


Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.


U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.


U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

[GRAPHIC] Where to find more information

You'll find more information about Nations Money Market Funds in the following documents:

        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.


[GRAPHIC] Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.


        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:


        By telephone: 1.800.321.7854


        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255


        On the Internet: www.nations-funds.com


        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file numbers:
Nations Fund Trust, 811-04305
Nations Fund, Inc., 811-04614

MMDAILYPRO - 8/01

Nations Funds

Nations Prime Fund
Marsico Shares

[GRAPHIC]

Prospectus
August 1, 2001

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------
Not FDIC Insured
-----------------
May Lose Value
-----------------
No Bank Guarantee
-----------------

[Nations Funds logo]

An overview of the Fund
--------------------------------------------------------------------------------

[GRAPHIC]
             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

[GRAPHIC]
                You'll find Terms
                used in this prospectus on page 28.

             Your investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Fund.

  This booklet, which is called a prospectus, tells you about one of the Nations Money Market Funds - Nations Prime Fund. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

  This prospectus offers Marsico Class Shares of Nations Prime Fund. This class of shares is designed for investors in the Marsico Focus Fund, the Marsico Growth & Income Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund. Please turn to Buying, selling and exchanging shares for more information about who is eligible to buy this class of shares.

  About the Fund

  This Fund seeks to provide income while protecting the principal of your original investment by investing in money market instruments.

  Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

  Is this Fund right for you?

  Not every fund is right for every investor. When you're choosing a fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

  This Fund may be suitable for you if:

   o you're looking for a relatively low risk investment with stability of principal

   o you have short-term income needs

  It may not be suitable for you if:

   o you're looking for higher returns

   o you're more comfortable with bank deposits that are FDIC-insured

  You'll find a discussion of the Fund's principal investments, strategies and risks in the Fund description that starts on page 5.

  For more information

  If you have any questions about the Fund, please call us at 1.888.860.8686 or contact your investment professional.


  You'll find more information about the Fund in the Statement of Additional Information (SAI). The SAI includes more detailed information about the Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]
             Banc of America Advisors, LLC

             Banc of America Advisors, LLC (BA Advisors) is the investment adviser to the Fund. BA Advisors is responsible for the overall management and supervision of the investment management of the Fund. BA Advisors and Nations Funds have engaged a sub-adviser - Banc of America Capital Management, LLC (BACAP), which is responsible for the day-to-day investment decisions for the Fund.

[GRAPHIC]
                You'll find more about BA Advisors and BACAP starting on page 12.

[GRAPHIC]
About the Fund

Nations Prime Fund                                  5
Sub-adviser: BACAP
------------------------------------------
Other important information                        10
------------------------------------------
How the Fund is managed                            12


[GRAPHIC]
About your investment

Information for investors
   Buying, selling and exchanging shares           15
      How orders are processed                     17
   Shareholder servicing fees                      23
   Distributions and taxes                         24
------------------------------------------
Financial highlights                               26
------------------------------------------
Terms used in this prospectus                      28
------------------------------------------
Where to find more information             back cover

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.

[GRAPHIC]
                You'll find more
                about BACAP
                on page 13.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

Nations Prime Fund

[GRAPHIC]
           Investment objective

           The Fund seeks the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

[GRAPHIC]
           Principal investment strategies

           The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

  The Fund will only buy first-tier securities. These securities include primarily:

   o commercial paper

   o bank obligations

   o short-term debt securities, including instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

   o short-term taxable municipal securities

   o repurchase agreements secured by first-tier securities or U.S. government obligations

  The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

[GRAPHIC]
                You'll find more
                about other risks
                of investing in this
                Fund in Other important
                information and
                in the SAI.

  The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

   o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

   o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

   o Security analysis includes evaluating the credit quality of an instrument.

  Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]

Risks and other things to consider

Nations Prime Fund has the following risks:

      o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

      o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings and Fund expenses.

             Call us at 1.888.860.8686 or contact your investment professional for the Fund's current 7-day yield.

[GRAPHIC]
           A look at the Fund's performance

           The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

           Year by year total return (%) as of December 31 each year*
           The bar chart shows you how the performance of the Fund's Marsico Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

           [BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

           2000
           6.11%

           *Year-to-date return as of June 30, 2001:  2.45%

           Best and worst quarterly returns during this period

           Best: 4th quarter 2000:              1.58%
           Worst: 1st quarter 2000:             1.35%

           Average annual total return as of December 31, 2000

                                              Since
                                1 year      inception*

           Marsico Shares        6.11%        5.52%


           *The inception date of Marsico Shares is January 26, 1999.

[GRAPHIC]
             There are two kinds of fees - shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
           What it costs to invest in the Fund

           This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

           Shareholder fees                               Marsico
           (Fees paid directly from your investment)      Shares

           Maximum sales charge (load) imposed on
           purchases                                       none
           Maximum deferred sales charge (load)            none
           Annual Fund operating expenses(1)
           (Expenses that are deducted from the
           Fund's assets)
           Management fees                                 0.20%
           Shareholder servicing fees                      0.25%
           Other expenses                                  0.13%
                                                          ------
           Total annual Fund operating expenses            0.58%
           Fee waivers and/or reimbursements              (0.03)%
                                                          ------
           Total net expenses(2)                           0.55%
                                                          ======

         (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

         (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2002. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.

[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

           Example
           This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

           This example assumes:

             o you invest $10,000 in Marsico Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

             o you reinvest all dividends and distributions in the Fund

             o your investment has a 5% return each year

             o the Fund's operating expenses remain the same as shown in the table above

             o the waivers and/or reimbursements shown above expire July 31,
               2002 and are not reflected in the 3, 5 and 10 year examples

           Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year     3 years     5 years     10 years
           Marsico Shares     $56        $183        $321        $723

  [GRAPHIC]

  Other important information

  You'll find specific information about the Fund's principal investments, strategies and risks in the description starting on page 5. The following are some other risks and information you should consider before you invest:

  o Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Fund, like all money market funds:

  o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

  o must maintain an average dollar-weighted maturity of 90 days or less

  o may normally invest no more than 5% of its assets in a single security, other than U.S. government securities; however, it may invest up to 25% of its assets in a first-tier security for up to three business days

  o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier.

  o Changing investment objectives and policies - The investment objective and certain investment policies of the Fund can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

  o Investing defensively - The Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. The Fund may not achieve its investment objective while it is investing defensively. Any cash the Fund holds for defensive or other reasons does not earn income.

  o Bank of America and its affiliates - Bank of America and its affiliates currently provide services to the Fund, including investment advisory, investment sub-advisory, co-administration and brokerage services, and are paid for providing these services. Bank of America and its affiliates also may, at times, provide other services and be compensated for them, including transfer agency, interfund lending and securities lending services, or make loans to the Fund. Finally, Bank of America or its affiliates may serve as counterparties in transactions with Nations Funds where permitted by law or regulation, and may receive compensation in that capacity.

[GRAPHIC]
           How the Fund is managed

[GRAPHIC]
             Banc of America Advisors, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

  Investment adviser

  BA Advisors is the investment adviser to over 75 mutual fund portfolios in the Nations Funds Family, including the Money Market Fund described in this prospectus.

  BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

  Nations Funds pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to the Fund.

  BA Advisors has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fund description. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

  BA Advisors can receive a maximum annual investment advisory fee of 0.20%, calculated as a percentage of average daily net assets of the Fund. BA Advisors received an actual investment advisory fee of 0.19% during the Fund's last fiscal year, after waivers and/or reimbursements.

  Investment sub-adviser

  Nations Funds and BA Advisors engage one or more investment sub-advisers for the Fund to make day-to-day investment decisions for the Fund. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Fund's needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to the Fund's Board that the Fund:

  o change, add or terminate one or more sub-advisers;

  o continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  o materially change a sub-advisory agreement with a sub-adviser.

  Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Fund's Board has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Fund have applied for relief from the SEC to permit the Fund to act on many of BA Advisors' recommendations with approval only by the Fund's Board and not by Fund shareholders. BA Advisors or the Fund would inform the Fund's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Fund obtain the relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

[GRAPHIC]
             Banc of America Capital Management, LLC

             One Bank of America Plaza
             Charlotte, North Carolina 28255

  Banc of America Capital Management, LLC

  BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

  Currently managing more than $125 billion, BACAP acts as investment manager for individuals, corporations and financial institutions, and is the sub-adviser to private investment companies and more than 60 funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

  BACAP's Taxable Money Market Management Team is responsible for making the day-to-day investment decisions for the Fund.

[GRAPHIC]
             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

  Other service providers

  The Fund is distributed and co-administered by Stephens Inc. (Stephens), a registered broker/dealer. The Fund may pay a shareholder servicing fee and/or other compensation to companies for providing services to investors.

  BA Advisors is also co-administrator of the Fund, and assists in overseeing the administrative operations of the Fund. The Fund pays BA Advisors and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Fund, and is paid monthly.

[GRAPHIC]

             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

  PFPC Inc. (PFPC) is the transfer agent for the Fund's shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]
             We've used the term, investment professional, to refer to the person who has assisted you with buying Nations Funds.

             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

[GRAPHIC]
             Marsico Funds

             Marsico Funds
             c/o Sunstone Financial Group Inc.
             P.O. Box 3210
             Milwaukee, WI 53202

[GRAPHIC]
           Buying, selling and exchanging shares

  This prospectus offers Marsico Shares of Nations Prime Fund. Marsico Shares are available only to investors in the Marsico Focus Fund, the Marsico Growth & Income Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund (Marsico Funds). You don't pay any sales charges when you buy or sell Marsico Shares of the Fund.

  You can invest in the Fund only through the Fund's servicing agent, Sunstone Financial Group, Inc. Please call the servicing agent at 1.888.860.8686 for information about its procedures and account requirements, which may be different from those described here.

  We encourage you to consult with an investment professional who can open an account for you through the servicing agent and help you with your investment decisions. Once you have an account, you can buy and sell shares by contacting your investment professional or the servicing agent. They will look after any paperwork that's needed to complete a transaction and send your order to us.

  The table on the next page summarizes some key information about buying and selling shares. This information applies only to transactions by the servicing agent and other authorized agents. Please contact your investment professional or call the servicing agent if you have questions or you need help placing an order.

                       Ways to
                     buy, sell or            How much you can buy,
                       exchange                sell or exchange                       Other things to know
                  -----------------   ----------------------------------   -----------------------------------------
 Buying shares    In a lump sum       minimum initial investment:
                                      o $2,500 for regular accounts
                                      o $1,000 for traditional and
                                        Roth IRA accounts
                                      o $500 for spousal IRA
                                        accounts
                                      o $500 for SEP IRA accounts
                                      o $500 for transfers to minor
                                        accounts

                                      minimum additional investment:
                                      o $100 for all accounts

                   Using our          minimum initial investment:          You can buy shares twice a month,
                   Automatic          o $1,000                             monthly or quarterly, using automatic
                   Investment Plan                                         transfers from your bank account.
                                      minimum additional investment:
                                      o $50
--------------------------------------------------------------------------------------------------------------------
 Selling shares   In a lump sum       o you can sell up to $50,000 of      We usually send you or your selling
                                        your shares by telephone,          agent the sale proceeds on the same
                                        otherwise there are no limits      day that we receive your order.
                                        to the amount you can sell         If you paid for your shares with a
                                      o other restrictions may apply       check that wasn't certified, we'll hold
                                        to withdrawals from                the sale proceeds when you sell those
                                        retirement plan accounts           shares for at least 15 days after the
                                                                           trade date of the purchase, or until the
                                                                           check has cleared, whichever is later.

                   Using our          o minimum $25 per withdrawal         Your account balance must be at least
                   Systematic                                              $10,000 to set up the plan. You can
                   Withdrawal Plan                                         make withdrawals twice a month,
                                                                           monthly, quarterly or annually. We'll
                                                                           send your money by check or deposit
                                                                           it directly to your bank account.
--------------------------------------------------------------------------------------------------------------------
 Exchanging       In a lump sum       o minimum $2,500 per                 You can generally exchange Marsico
 shares                                 exchange                           Shares of the Fund for shares of
                                                                           Marsico Funds.

                  Using our           o minimum $50 per exchange           You must already have an investment
                  Automatic                                                in the Funds into which you want to
                  Exchange                                                 exchange. You can make exchanges
                  Feature                                                  monthly or quarterly.

[GRAPHIC]
             A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. The Fund reserves the right to close early on business days preceding national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.

             Either the Federal Reserve Bank of New York or the NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

  How shares are priced

  All transactions are based on the price of the Fund's shares - or its net asset value per share. We calculate net asset value per share of each share class of Nations Prime Fund at 3:00 p.m. Eastern time each business day (unless the Fund closes early).

  First, we calculate the net asset value for each class of the Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

  Although we try to maintain a net asset value per share of $1.00 for the Fund, we can't guarantee that we will be able to do so.

  Valuing securities in the Fund

  The value of the Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Fund.

  How orders are processed

  Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by 3:00 p.m. Eastern time on a business day (unless the Fund closes early) will receive that day's net asset value per share.

  Orders received after this time will receive the next business day's net asset value per share. The business day that applies to your order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received to the servicing agent.

  Telephone orders

  You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

  Here's how telephone orders work:

  o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

  o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

  o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

  o Telephone orders may be difficult to complete during periods of significant economic or market change.

  [GRAPHIC]

  Buying shares

  Here are some general rules for buying shares:

             o We'll process your order only if we receive payment in federal funds by 4:00 p.m. Eastern time on the business day Stephens, PFPC or their agents receive the order (unless the Fund closes early). Otherwise, we'll cancel your order.

             o The servicing agent is responsible for sending orders to us and ensuring that we receive your money on time.

             o Shares you buy are recorded on the books of the Fund. We don't issue certificates.

             o All purchases must be made in U.S. dollars and checks drawn on
               U.S. banks. No cash, credit cards or third party checks will be accepted.

     Minimum initial investment

           The minimum initial amount you can buy is usually $2,500.

           If you're buying shares through one of the following accounts or plans, the minimum initial amount you can buy is:

             o $1,000 for traditional and Roth individual retirement accounts
               (IRAs)

             o $500 for spousal IRA accounts

             o $500 for SEP IRA accounts

             o $500 for transfers to minor accounts

             o $1,000 using our Automatic Investment Plan

     Minimum additional investment

           You can make additional purchases of $100, or $50 if you use our Automatic Investment Plan.

     Automatic Investment Plan

  You can make regular purchases of $50 or more using automatic transfers from your bank account to the Fund. You can contact your investment professional or the servicing agent to set up the plan.

     Here's how the plan works:

   o You can buy shares twice a month, monthly or quarterly.

   o You can choose to have your money transferred on or about the 15th or the last day of the month.

[GRAPHIC]
                For more
                information about telephone orders,
                see How orders are processed.

  [GRAPHIC]

  Selling shares

  Here are some general rules for selling shares:

      o If you're selling your shares through the servicing agent, we'll normally send the sale proceeds by Fedwire on the same business day that Stephens, PFPC or their agents receive your order. The servicing agent is responsible for depositing the sale proceeds to your account on time.

      o If you're selling your shares directly through us, we'll normally send the sale proceeds by mail or electronic transfer them to your bank account on the same business day that the Fund receives your order.

      o You can sell up to $50,000 of shares by telephone if you qualify for telephone orders.

      o If you paid for your shares with a check that wasn't certified, we'll hold the sale proceeds when you sell those shares for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

      o Under certain circumstances allowed under the 1940 Act, we can pay you in securities or other property when you sell your shares.

      o We can delay payment of the sale of proceeds for up to seven days.

      o Other restrictions may apply to retirement plan accounts. For more information about these restrictions, please contact your retirement plan administrator.

  We may sell your shares:

      o if the value of your account falls below $500. We'll give you 60 days notice in writing if we're going to do this

      o if the servicing agent tells us to sell your shares under arrangements made between the servicing agent and you

      o under certain other circumstances allowed under the 1940 Act

  Systematic Withdrawal Plan

  The Systematic Withdrawal Plan lets you withdraw $25 or more twice a month, monthly, quarterly or annually. You can contact your investment professional or the servicing agent to set up the plan.

  Here's how the plan works:

   o Your account balance must be at least $10,000 to set up the plan.

   o If you set up the plan after you've opened your account, your signature must be guaranteed.

   o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

   o We'll send you a check or deposit the money directly to your bank account.

   o You can cancel the plan by giving the servicing agent 30 days notice in writing.

  It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[GRAPHIC]
             You should make sure you understand the investment objective and strategies of the Marsico Fund you're exchanging into. Please read its prospectus carefully before you invest.

[GRAPHIC]

  Exchanging shares

  You can sell shares of the Fund to buy shares of another Nations Fund. This is called an exchange. You might want to do this if your investment goals or tolerance for risk changes.

  Here's how exchanges work:

      o You can exchange Marsico Shares of the Fund for shares of Marsico Funds.

      o You must exchange at least $2,500, or $50 using our Automatic Exchange Feature.

      o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

      o You may only make exchanges into a Fund that is legally sold in your state of residence.

      o You generally may only make an exchange into a Fund that is accepting investments.

      o We or Marsico Funds may limit the number of exchanges you can make within a specified period of time.

      o We may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

      o You cannot exchange any shares you own in certificate form until PFPC has received the certificate and deposited the shares to your account.

  Automatic Exchange Feature

  The Automatic Exchange Feature lets you exchange $50 or more of Marsico Shares of the Fund for shares of Marsico Funds every month or every quarter. You can contact your investment professional or the servicing agent to set up the plan.

  Here's how automatic exchanges work:

      o Send your request to the servicing agent in writing or call 1.888.860.8686.

      o If you set up your plan to exchange more than $50,000 you must have your signature guaranteed.

      o You must already have an investment in the Funds you want to exchange.

      o You can choose to have us transfer your money on or about the 1st or the 15th day of the month.

      o The rules for making exchanges apply to automatic exchanges.

[GRAPHIC]
             The servicing agent may charge other fees for services provided to your account.

[GRAPHIC]

  Shareholder servicing fees

  The servicing agent is compensated for providing services to investors under a shareholder servicing plan.

  The servicing agent may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Marsico Shares of the Fund.

  Fees are calculated daily and paid monthly. Over time, these fees will increase the cost of your investment. Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

  The Fund pays these fees to the servicing agent for as long as the plan continues. We may reduce or discontinue payments at any time.

  BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Fund for services they provide.

[GRAPHIC]

  Distributions and taxes

[GRAPHIC]

             The power of compounding

             Reinvesting your distributions buys you more shares of the Fund - which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

  About distributions

  A mutual fund can make money two ways:

      o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

      o A fund can also have capital gain if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

  A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gain to its shareholders. The Fund intends to pay out a sufficient amount of its income and capital gain to shareholders so the Fund won't have to pay any federal income tax. When the Fund makes this kind of a payment, it's split among all shares, and is called a distribution.

  Although the Fund does not expect to realize any capital gain, any capital gain realized by the Fund will be distributed at least once a year.

  The Fund declares distributions of net investment income at 3:00 p.m. Eastern time each business day (unless the Fund closes early), and pays these distributions monthly.

  Any distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day the distribution is declared. Shares are eligible to receive net investment income distributions from the settlement date of the purchase up to and including the day before the shares are sold.

  Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

  We'll automatically reinvest distributions in additional shares of the Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover or by calling us at 1.888.860.8686.

  If you sell all of your shares, we'll pay any distribution that applies to those shares in cash, normally within five business days after the sale was made.

[GRAPHIC]
             This information is a summary of how federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.

             For more information about taxes, please see the SAI.

  How taxes affect your investment

  Distributions of net investment income, any net short-term capital gain and certain other items generally are taxable to you as ordinary income.

  Although the Fund does not expect to realize any capital gain, any distributions of net long-term capital gain generally are taxable to you as long-term capital gain. In general, corporate shareholders will not be able to deduct any Fund distributions when determining their taxable income.

  In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared to shareholders of record in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

  We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

  U.S. government obligations

  If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and individual income taxes. Distributions you receive that come from interest each Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

  Withholding tax

  We're required by federal law to withhold tax on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

      o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

      o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

      o the IRS informs us that you're otherwise subject to backup withholding

  The IRS may also impose penalties against you if you don't give us a correct TIN.

  Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

  We're also normally required by federal law to withhold tax on distributions (other than capital gain distributions) paid to foreign shareholders.

  Taxation of redemptions and exchanges

  As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

  [GRAPHIC]

  Financial highlights

  The financial highlights table is designed to help you understand how the Fund has performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

  This information has been audited by PricewaterhouseCoopers LLP. The independent accountant's report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Prime Fund

                                         Year ended            Year ended            Period ended
Marsico Shares                            03/31/01              03/31/00              03/31/99*
 Operating performance:
 Net asset value, beginning of
  period                                   $1.00                 $1.00                  $1.00
 Net investment income                    0.0596                 0.0497                 0.0080
 Distributions:
 Dividends from net
  investment income                      (0.0596)               (0.0497)               (0.0080)
 Total dividends and
  distributions                          (0.0596)               (0.0497)               (0.0080)
 Net asset value, end of period            $1.00                 $1.00                  $1.00
 Total return++                            6.13%                  5.08%                  0.80%
=================================================================================================
 Ratios to average net
  assets/supplemental data:
 Net assets, end of period
  (in 000's)                              $39,894               $19,552                $17,970
 Ratio of operating expenses to
  average net assets                      0.55%(a)              0.55%(a)              0.55%+(a)
 Ratio of net investment
  income to average net
  assets                                   5.94%                 4.96%                  4.96%+
 Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                          0.58%(a)              0.60%(a)               0.59%+(a)

                               * Prime Fund Marsico Shares commenced operations on January 26, 1999.
                               + Annualized.
                               ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                               (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

[GRAPHIC]
             This glossary includes explanations of the important terms that may be used in this prospectus. Some of the terms explained may apply to Nations Funds not included in this prospectus.

[GRAPHIC]

  Terms used in this prospectus

  Amortized cost method - under Rule 2a-7 of the 1940 Act, the method of calculating an investment company's net asset value whereby portfolio securities are valued at the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

  Average dollar-weighted maturity - the average length of time until the debt securities held by a Fund reach maturity. In general, the longer the average dollar-weighted maturity, the more a Fund's share price will fluctuate in response to changes in interest rates.

  Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

  Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

  Commercial paper - a money market instrument issued by a large company.

  Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

  Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

  Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

  First-tier security - under Rule 2a-7 of the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

  Fixed income security - an intermediate to long-term debt security that matures in more than one year.

  Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

  High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as Standard & Poor's Corporation and Moody's Investor Services, Inc. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board. Please see the SAI for more information about credit ratings.

  Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

  Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

  Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

  Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

  Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

  Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

  Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Interest on private activity bonds is generally taxable, unless it is specifically exempted, or may be treated as a tax preference item for federal alternative minimum tax purposes.

  Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

  Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

  Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

  Settlement date - the date on which an order is settled either by payment or delivery of securities.

  Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

  Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

  U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

  U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

[GRAPHIC]
           Where to find more
           information

     You'll find more information about Nations Prime Fund in the following documents:

           Annual and semi-annual reports

           The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the period covered.

[GRAPHIC]
           Statement of Additional Information

           The SAI contains additional information about the Fund and its policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

           You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations Funds:

           By telephone: 1.888.860.8686

           By mail:
           Nations Prime Fund-Marsico Shares
           c/o Sunstone Financial Group Inc.
           P.O. Box 3210
           Milwaukee, WI 53201-3210

           Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

    SEC file number:
    Nations Fund, Inc.,
    811-04614

    MARSICOPRO - 8/01

                                                                       [GRAPHIC]

                       Statement of Additional Information


                     NATIONS FUND, INC.                                             NATIONS FUND TRUST
                     Nations Prime Fund                                    Nations Government Money Market Fund
                    Nations Treasury Fund                                        Nations Tax Exempt Fund
                 Nations Equity Income Fund                                         Nations Value Fund
                 Nations Small Company Fund                                    Nations Capital Growth Fund
                                                                                Nations MidCap Growth Fund
                      NATIONS RESERVES                                         Nations LargeCap Index Fund
                    Nations Cash Reserves                                       Nations Managed Index Fund
                Nations Money Market Reserves                                  Nations SmallCap Index Fund
                  Nations Treasury Reserves                                   Nations Aggressive Growth Fund
                 Nations Government Reserves                                  Nations Strategic Growth Fund
                 Nations Municipal Reserves                             Nations Short-Intermediate Government Fund
           Nations California Tax-Exempt Reserves                             Nations Short-Term Income Fund
             Nations Convertible Securities Fund                              Nations Strategic Income Fund
                Nations Emerging Markets Fund                                       Nations Bond Fund
           Nations California Municipal Bond Fund                             Nations Municipal Income Fund
               Nations Intermediate Bond Fund                            Nations Short-Term Municipal Income Fund
              Nations International Equity Fund                          Nations Intermediate Municipal Bond Fund
              Nations International Value Fund                       Nations Florida Intermediate Municipal Bond Fund
                   Nations Blue Chip Fund                                  Nations Florida Municipal Bond Fund
                                                                     Nations Georgia Intermediate Municipal Bond Fund
                     NATIONS FUNDS TRUST                                   Nations Georgia Municipal Bond Fund
                Nations Focused Equities Fund                       Nations Maryland Intermediate Municipal Bond Fund
            Nations Marsico Growth & Income Fund                           Nations Maryland Municipal Bond Fund
                Nations Asset Allocation Fund                    Nations North Carolina Intermediate Municipal Bond Fund
             Nations Government Securities Fund                         Nations North Carolina Municipal Bond Fund
                Nations High Yield Bond Fund                     Nations South Carolina Intermediate Municipal Bond Fund
            Nations Kansas Municipal Income Fund                        Nations South Carolina Municipal Bond Fund
                  Nations MidCap Index Fund                         Nations Tennessee Intermediate Municipal Bond Fund
              Nations Marsico 21st Century Fund                           Nations Tennessee Municipal Bond Fund
      Nations Marsico International Opportunities Fund                Nations Texas Intermediate Municipal Bond Fund
                  Nations Global Value Fund                                 Nations Texas Municipal Bond Fund
                 Nations Classic Value Fund                         Nations Virginia Intermediate Municipal Bond Fund
         Nations LifeGoal Balanced Growth Portfolio                        Nations Virginia Municipal Bond Fund
              Nations LifeGoal Growth Portfolio
        Nations LifeGoal Income and Growth Portfolio
               Nations Financial Services Fund


 Adviser Class Shares, Capital Class Shares, Daily Class Shares, Institutional
          Class Shares, Investor Class Shares, Liquidity Class Shares,
 Market Class Shares, Marsico Shares, Service Class Shares, Trust Class Shares,
    Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares
                             and Investor C Shares

                                 August 1, 2001

         This SAI provides information relating to the classes of shares representing interests in the Funds listed above. This information supplements the information contained in the prospectuses for the Funds and is intended to be read in conjunction with the prospectuses. The SAI is not a prospectus for the Funds. See "About the SAI" for information on what the SAI is and how it should be used.

         Copies of any of the prospectuses may be obtained without charge by writing Nations Funds c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at 1-800-321-7854 or 1-800-626-2275 (for institutional money market investors). The Funds' annual reports to shareholders, including the audited financial statements for the Funds, dated March 31, 2001, are hereby incorporated into this SAI by reference.

         For ease of use, certain terms or names that are used in this SAI have been shortened or abbreviated. A list of these terms and their corresponding full names or definitions can be found at the end of this SAI in Appendix B. An investor may find it helpful to review the terms and names in Appendix B before reading the SAI.

                                TABLE OF CONTENTS



About this SAI.................................................................1
HISTORY OF NFT, NFI, NR and NFST...............................................2
DESCRIPTION OF THE FUNDS AND  THE INVESTMENTS AND RISKS OF THEIR FUNDS.........2
   General.....................................................................2
   Investment Policies and Limitations.........................................2
       NR Funds' Fundamental Policies..........................................3
       NFT and NFI Funds' Fundamental Policy Restrictions......................7
       NFST's Fundamental Policy Restrictions..................................9
       NFT, NFI, NR and NFST's Non-Fundamental Policy Restrictions............10
       Exemptive Orders.......................................................10
   Permissible Fund Investments and Investment Techniques.....................11
       Money Market Funds.....................................................11
       The Stock Funds........................................................11
       The International/Global Stock Funds...................................12
       The Index Funds........................................................13
       Government & Corporate Bond Funds......................................13
       Municipal Bond Funds...................................................14
       LifeGoal Portfolios....................................................14
   Descriptions of Permissible Investments....................................15
       Asset-Backed Securities................................................15
       Bank Obligations (Domestic and Foreign)................................15
       Borrowings.............................................................16
       Common Stock...........................................................16
       Convertible Securities.................................................17
       Corporate Debt Securities..............................................18
       Derivatives............................................................18
       Dollar Roll Transactions...............................................19
       Foreign Securities.....................................................19
       Futures and Options....................................................21
       Guaranteed Investment Contracts........................................24
       High Yield/Lower-Rated Debt Securities.................................24
       Money Market Instruments...............................................26
       Mortgage-Backed Securities.............................................26
       Municipal Securities...................................................27
       Other Investment Companies.............................................29
       Pass Through Securities (Participation Interests and Company Receipts).31
       Preferred Stock........................................................31
       Private Placement Securities and Other Restricted Securities...........32
       REITs and Master Limited Partnerships..................................32
       Repurchase Agreements..................................................33
       Reverse Repurchase Agreements..........................................33
       Securities Lending.....................................................34
       Short Sales............................................................34
       Stripped Securities....................................................35
       Swap Contracts.........................................................35
       U.S. Government Obligations............................................36
       Variable- and Floating-Rate Instruments................................36
       Warrants and Rights....................................................36
       When-Issued Purchases, Delayed Delivery and Forward Commitments........37
       Zero-Coupon, Pay-In-Kind and Step-Coupon Securities....................37
   Other Considerations.......................................................38

       Temporary Defensive Purposes...........................................38
       Portfolio Turnover.....................................................38
       The High Technology Industry...........................................39
       The Financial Services Industry........................................39
MANAGEMENT OF THE COMPANIES...................................................39
   The Board Members and Principal Officers...................................40
   Board Committees...........................................................41
   Board Compensation.........................................................42
   Nations Funds Retirement Plan..............................................44
   Nations Funds Deferred Compensation Plan...................................44
   Codes of Ethics............................................................44
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................45
INVESTMENT ADVISORY AND OTHER SERVICES........................................99
   Investment Adviser and Sub-Advisers........................................99
       BA Advisors, BACAP and Marsico Capital.................................99
       Sub-Advisers Unaffiliated with BA Advisors............................100
       Investment Advisory and Sub-Advisory Agreements.......................100
       Expense Limitations...................................................101
       Advisory Fee Rates....................................................102
       Advisory Fees Paid....................................................102
       Sub-Advisory Fee Rates................................................107
       Sub-Advisory Fees Paid................................................107
   Co-Administrators and Sub-Administrator...................................108
       Co-Administrators.....................................................108
       Sub-Administrator.....................................................109
       Co-Administration and Sub-Administration Fees Paid....................110
   Other Agreements..........................................................112
   12b-1 Plans...............................................................113
   Expenses..................................................................121
   Other Service Providers...................................................122
       Transfer Agents and Custodians........................................122
       Independent Accountants...............................................122
       Counsel...............................................................122
BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................123
   General Brokerage Policy, Brokerage Transactions and Broker Selection.....123
       Aggregate Brokerage Commissions.......................................125
   Brokerage Commissions Paid to Affiliates..................................126
   Directed Brokerage........................................................127
   Securities of Regular Broker/Dealers......................................129
   Monies Paid to Broker/Dealers from the Adviser's or Distributor's Profit..130
CAPITAL STOCK................................................................130
   Description of Shares of the Companies....................................130
   NR's Funds................................................................132
   NFT's Funds...............................................................133
   NFI's Funds...............................................................134
   NFST's Funds..............................................................135
PURCHASE, REDEMPTION AND PRICING OF SHARES...................................136
   Purchase, Redemption and Exchange.........................................136
   Offering Price............................................................137
INFORMATION CONCERNING TAXES.................................................138
   General...................................................................138
   Equalization Accounting...................................................139
   Excise Tax................................................................139
   Investment through Master Portfolios......................................139
   Taxation of Fund Investments..............................................139

   Foreign Taxes.............................................................141
   Distributions, Generally..................................................141
   Capital Gain Distributions................................................141
   Disposition of Fund Shares................................................141
   Federal Income Tax Rates..................................................142
   Corporate Shareholders....................................................142
   Foreign Shareholders......................................................142
   Backup Withholding........................................................142
   Tax-Deferred Plans........................................................143
   Special Tax Considerations Pertaining to all the Tax-Exempt Funds.........143
   Special Tax Considerations Pertaining to the California Funds.............143
   Special Tax Considerations Pertaining to the Florida Funds................144
   Special Tax Considerations Pertaining to the Georgia Funds................144
   Special Tax Considerations Pertaining to the Kansas Bond Fund.............145
   Special Tax Considerations Pertaining to the Maryland Funds...............145
   Special Tax Considerations Pertaining to the North Carolina Funds.........145
   Special Tax Considerations Pertaining to the South Carolina Funds.........145
   Special Tax Considerations Pertaining to the Tennessee Funds..............146
   Special Tax Considerations Pertaining to the Virginia Funds...............146
   Other Matters.............................................................146
UNDERWRITER COMPENSATION AND PAYMENTS........................................146
FUND PERFORMANCE.............................................................147
   Advertising Fund Performance..............................................147
   Yield Calculations........................................................149
       Money Market Funds....................................................149
       Non-Money Market Funds................................................151
   Total Return Calculations.................................................154
APPENDIX A.....................................................................1
APPENDIX B.....................................................................1
APPENDIX C.....................................................................1

                                 ABOUT THIS SAI

         What is the SAI?

         The SAI, or statement of additional information, is a section of the registration statement filed with the SEC relating to the Funds. It contains information about the Funds that the SEC has concluded is not required to be in the Funds' prospectuses, but that investors may nevertheless find useful. The information generally supplements the discussion of matters set forth in the prospectuses.

         Specifically, the SAI, among other things, provides information about the corporations or trusts that "house" the Funds (such as NFT, NR, NFI and NFST); the investment policies and permissible investments of the Funds; the management of the Funds, including the Boards, the investment adviser and sub-advisers; other service providers to the Funds; certain brokerage policies of the Funds; and performance information about the Funds.

         How should I use the SAI?

         The SAI is intended to be read in conjunction with the Funds' prospectuses. The SAI is not a prospectus and is not a substitute for reading any prospectus. A copy of any Fund prospectus may be obtained by calling Nations Funds at (800) 321-7854 or by visiting the Funds online at www.nations-funds.com.

         What governs the type of information that is put in the SAI?

         The information required to be included in the SAI is governed by a form (called Form N-1A) that all mutual funds must use to register their shares with the SEC and disclose information to investors. Form N-1A generally provides that every mutual fund provide in its SAI (in addition to the information required to be in its prospectus) certain information, such as the investment policies and limitations of a fund, the fees that an investment adviser or sub-adviser receives for providing services to the fund and the fees directors or trustees receive from a fund. The SEC generally believes that if all mutual funds are generally required to disclose the same type of information, investors can more easily compare funds and make informed decisions about their investments.

         Is the SAI available on the Internet?

         Yes. The SAI is part of the registration statement for the Funds that is filed with the SEC electronically. The registration includes the prospectus, the SAI and other exhibits, such as various agreements and contracts. The SAI, and any supplements to it, can be found by searching the SEC's website at http://www.sec.gov/edgar/searchedgar/formpick.htm.

         Who may I contact for more information?

         If you have any questions about the Funds, please call Nations Funds at
(800) 321-7854 or contact your investment professional.

                        HISTORY OF NFT, NFI, NR and NFST

         NFT, NFI, NR and NFST are each registered investment companies in the Nations Funds Family. The Nations Funds Family currently has more than 80 distinct investment portfolios and total assets in excess of $120 billion.

         NFT was organized as a Massachusetts business trust on May 6, 1985. NFI was organized as a Maryland corporation on December 13, 1983. NR (also known as The Capitol Mutual Funds) was organized as a Massachusetts business trust on January 22, 1990. NFST was organized as a Delaware business trust on October 22, 1999. All Funds of NFT, NFI, NR and NFST have fiscal year ends of March 31st.



                          DESCRIPTION OF THE FUNDS AND
                    THE INVESTMENTS AND RISKS OF THEIR FUNDS

         General

         NFT currently consists of thirty-three different Funds, all of which are open-end, management investment companies and are diversified, with the exception of the State Bond Funds, which are non-diversified.

         NFI currently consists of four different Funds, all of which are open-end, management investment companies and are diversified.

         NR currently consists of thirteen different Funds, all of which are open-end, management investment companies and are diversified, with the exception of the Marsico Focused Equities Fund, California Reserves and the California Bond Fund, which are non-diversified.

         NFST currently consists of sixteen different Funds, all of which are open-end, management investment companies and are diversified, with the exception of the Kansas Bond Fund and Marsico Focused Equities Fund, which are non-diversified.

         See "Capital Stock" for a listing and description of the classes of shares that each Fund offers.

         Certain Funds seek to achieve their respective investment objectives by investing substantially all of their assets in other mutual funds with the same investment objective, principal investment strategies and investment risks. These Funds are called "Feeder Funds" and the mutual funds in which the Feeder Funds invest are called "Master Portfolios." The Feeder Funds include: the Intermediate Bond Fund, Blue Chip Fund, International Equity Fund, International Value Fund, Marsico Focused Equities Fund, Marsico Growth & Income Fund, Marsico 21st Century Fund, Marsico International Opportunities Fund and High Yield Bond Fund. For more information about the Feeder Funds and the Master Portfolios see "Descriptions of Permissible Investments--Other Investment Companies."

         Some of the Funds seek to achieve their respective investment objectives by investing substantially all of their assets in a mix of the Stock Funds, International/Global Stock Funds, Government & Corporate Bond Funds and Money Market Funds in the Nations Funds Family. These Funds are called "LifeGoal Portfolios." For more information about the LifeGoal Portfolios see "Permissible Fund Investments and Investment Techniques."

         Investment Policies and Limitations

         The investment objectives, principal investment strategies and the principal investment risks associated with these strategies for each Fund, are discussed in the Fund's prospectus.

         The following discussion of "fundamental" and "non-fundamental" investment policies and limitations for the Funds supplement the discussion in the prospectuses for the Funds. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by a Board, without shareholder approval.

         Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding a qualitative investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund's acquisition of such security or asset.

         NR Funds' Fundamental Policies

Cash Reserves, Treasury Reserves, Government Reserves and Municipal Reserves may not:

     1.  Acquire more than 10% of the voting securities of any one issuer.

     2.  Invest in companies for the purpose of exercising control.

     3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

     4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies;
         (b) may enter into repurchase agreement and non-negotiable time deposits, provided that repurchase agreements and non-negotiable time deposits maturing in more than seven days, illiquid restricted securities and other securities which are not readily marketable are not to exceed, in the aggregate, 10% of the Fund's total assets and (c) the Funds (except Municipal Reserves) may engage in securities lending as described in each prospectus and in this SAI.

     5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

     6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts.

     7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

     8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

     9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of other money market funds. Under these rules and regulations, the Funds are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Funds own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the Fund's total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. It is the position of the SEC's staff that certain nongovernmental issues of CMOs and REMICS constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

     10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

     11. Purchase or retain securities of an issuer if, to the knowledge of the NR, an officer, trustee, or partner of NR or adviser of NR owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees and partners owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

     12. Invest in interest in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

     13. Write or purchase puts, calls or combinations thereof.

     14. Invest in warrants valued at lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount but not to exceed 2% of the Fund's net assets, may be warrants not listed on the NYSE or AMEX.

Money Market Reserves may not:

      1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

      2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     3. Act as an underwriter of securities within the meaning of the 1933 Act except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

     5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     6. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

     7. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

     8.  Purchase securities of companies for the purpose of exercising control.

     9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if, immediately after such purchase, more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of the value of the Fund's total assets would be invested in other securities of any one bank or in the securities of any other issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund; except that up to 25% of the value of the Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. In accordance with the current regulations of the SEC, the Fund intends to limit its investments in bankers' acceptances, certificates of deposit and other securities of any one bank to not more than 5% of the Fund's total assets at the time of purchase (rather than the 15% limitation set forth above), provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This practice, which is not a fundamental policy of the Fund, could be changed only in the event that such regulations of the SEC are amended in the future.

     10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to: (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions,
         (ii) instruments issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by the instruments described in clauses
         (i) and (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. In construing Investment Limitation 10 in accordance with SEC policy, to the extent permitted, U.S. branches of foreign banks will be considered to be U.S. banks where they are subject to the same regulation as U.S. banks.

     11. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the total assets at the time of such borrowing or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the prospectuses are not deemed to be pledged for purposes of this limitation.

         Although the foregoing investment limitations would permit Money Market Reserves to invest in options, futures contracts and options on futures contracts, the Fund does not currently intend to trade in such instruments during the next 12 months. Prior to making any such investments, the Fund would notify its shareholders and add appropriate descriptions concerning the instruments to the prospectuses and this SAI.

California Reserves may not:

     1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

     2. Underwrite any issue of securities within the meaning of the 1933 Act, except when it might be technically deemed to be an underwriter either
         (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

     3. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) not withstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act. Notwithstanding the above limitation, there is no limitation with respect to investments by any of the Funds in repurchase agreements, domestic bank obligations and certain bank obligations considered to be issued by domestic banks purchase to regulations or pronouncements of the Securities and Exchange Commission or its staff.

     4. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

     5. Purchase or sell commodities, except that a Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, future contracts and options on future contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     6.  Make loans, except to the extent permitted by the 1940 Act.

Convertible Securities Fund, California Bond Fund, Intermediate Bond Fund and Blue Chip Fund may not:

     1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either
         (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

     2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

     3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.

     5.  Make loans, except to the extent permitted by the 1940 Act.

     6. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

     7. Except for the California Bond Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act.

Each of the International Equity Fund, International Value Fund and Emerging Markets Fund may not:

     1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either
         (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

     2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

     3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     6. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act.

         NFT and NFI Funds' Fundamental Policy Restrictions

         Prime Fund, Treasury Fund, Equity Income Fund, Strategic Growth Fund, Government Money Market Fund, Tax Exempt Fund, Managed Index Fund, SmallCap Index Fund, Value Fund, Capital Growth Fund, MidCap Growth Fund, LargeCap Index Fund, Aggressive Growth Fund, Short-Intermediate Government Fund, Short-Term Income Fund, Strategic Income Fund, Bond Fund, Municipal Income Fund, Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, the State Bond Funds and the State Intermediate Bond Funds may not:

     1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply to investments in U.S. Government Obligations. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.

     2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

     3. Except with respect to the State Bond Funds and State Intermediate Bond Funds, purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

     4. Borrow money or issue senior securities as defined in the 1940 Act except that (a) a Fund may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities. Each Fund may enter into reverse repurchase agreements or dollar roll transactions. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     5. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

     7. Invest in real estate or real estate limited partnership interests. (A Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g., the NYSE).

     8. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

Small Company Fund may not:

     1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry or (iii) with respect to the Small Company Fund, instruments issued by domestic branches of U.S. Banks. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interest in real estate.

     2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

     3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalists or certificates of deposit for any such securities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company; except that up to 25% of the value of a Fund's total assets may be invested without regard to the foregoing limitations. For purposes of this limitation, (a) a security is considered to be issued by the entity (or entities) whose assets and revenues back the security and (b) a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. Each Fund will maintain asset coverage of 300% or maintain a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its borrowing.

     4. Borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the respective Fund will maintain asset coverage of 300% for all borrowings.

     5. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

     7. Invest in real estate or real estate limited partnership interests. (A Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g., the NYSE).

     8. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

         NFST's Fundamental Policy Restrictions

Each Fund may not:

     1. Underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either
         (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

     2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

     3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

     7. Except for the Kansas Fund and Marsico Focused Equities Fund, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

         NFT, NFI, NR and NFST's Non-Fundamental Policy Restrictions

     1. Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

     2. Each Fund may not invest or hold more than 15% (10% in the case of a Money Market Fund) of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     3. Each Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of a Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

         A Fund (i) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"), (ii) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets, and (iii) will not buy call options with a value exceeding 5% of the Fund's total assets.

     4. Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

     5. Each Fund may not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

     6. Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box") or the Funds segregate assets in the amount at least equal to the underlying security or asset.

     7. The State Bond Funds, Financial Services Fund and Marsico Focused Equities Fund may not purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

         Exemptive Orders

         In addition to the policies outlined above, the Nations Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or otherwise applicable restrictions:

     1. Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by BA Advisors may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including that such agreements have a maturity of not more than seven days.

     2. Pursuant to an exemptive order dated July 23, 1997, the Funds may, subject to certain conditions, use cash reserves that have not been invested in portfolio securities to purchase shares of Money Market Funds in the Nations Funds Family in excess of the limits prescribed in
         Section 12(d)(1) of the 1940 Act.

     3. Pursuant to an exemptive order dated December 27, 2000, the Funds may, subject to certain conditions, invest in shares of other affiliated Funds in the Nations Funds Family, in excess of the limits prescribed in Section 12(d)(1) of the 1940 Act, in addition to investing directly in portfolio securities.

         Permissible Fund Investments and Investment Techniques

         A Fund's prospectus identifies and summarizes the types of securities in which a Fund invests as part of its principal investment strategies and the risks associated with such investments. The following provides further information and greater detail about these investments and their key associated risks.

         Subject to its fundamental and non-fundamental investment policies:

         >> Each Fund may borrow money, lend its securities (except for the Money Market Funds, which do not lend their securities) and invest in securities issued by other registered investment companies. See "Descriptions of Permissible Investments--Borrowings," "Descriptions of Permissible Investments--Securities Lending" and "Descriptions of Permissible Investments--Other Investment Companies."

         >> Each Fund permitted to use derivatives may do so for hedging purposes or for non-hedging purposes, such as seeking to enhance return. Each Government & Corporate Bond Fund (except the High Yield Bond Fund) and the fixed-income portion of the Asset Allocation Fund may utilize derivatives without limit (subject to certain limits imposed by the 1940 Act), provided that the use of derivatives will not alter the fundamental characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations. See "Descriptions of Permissible Investments--Derivatives."

         >> Each Fund may hold cash or money market instruments, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. A Fund may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for more aggressive investing,
             (ii) is unable to locate favorable investment opportunities, or
             (iii) determines that a temporary defensive positions is advisable or necessary in order to meet anticipated redemption requests or for other reasons. Accordingly, each Fund will not always stay fully invested in equity securities or longer-term debt securities. See "Descriptions of Permissible Investments--Money Market Instruments."

         Money Market Funds

         Prime Fund, Treasury Fund, Tax Exempt Fund, Government Money Market Fund, Government Reserves, California Tax-Exempt Reserves, Cash Reserves, Treasury Reserves, Municipal Reserves and Money Market Reserves: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following type of security only in amounts of less than 10% of its total assets: reverse repurchase agreements.

         The Stock Funds

         Convertible Securities Fund, Asset Allocation Fund, Equity Income Fund, Classic Value Fund, Value Fund, Blue Chip Fund, Strategic Growth Fund, Capital Growth Fund, Aggressive Growth Fund, MidCap Growth Fund, Small Company Fund and Financial Services Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Stock Fund (or the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets: asset-backed securities, common stock, convertible securities; corporate debt securities (except for Convertible Securities and Equity Income Funds); derivatives, including futures, options, index- equity- commodity and currency-linked securities, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         Small Company Fund, Equity Income Fund, Value Fund, Capital Growth Fund, Strategic Growth Fund, MidCap Growth Fund, Aggressive Growth Fund and Convertible Securities Fund may each invest up to 20% of their assets in foreign securities, notwithstanding the general 10% limits discussed above. While these Funds reserve the right to so invest, investing in foreign securities is not considered a principal investment strategy of these Funds.

         Marsico Growth & Income Fund, Marsico Focused Equities Fund and Marsico 21st Century Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each of these Funds (through the Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets: convertible securities; corporate debt securities; derivatives, including futures, options, index- equity- commodity and currency-linked securities, stripped securities, warrants and swap contracts; high yield/lower-rated debt securities; preferred stock; zero-coupon, pay-in-kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         Each Fund may invest up to 100% of its assets in index- equity-commodity and currency-linked securities, notwithstanding the 10% limits discussed above. While each Fund reserves the right to so invest, investing in these securities is not a principal investment strategy of the Funds.

         The International/Global Stock Funds

         Global Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund may invest in the following types of securities in amounts of less than 10% of its total assets: convertible securities; corporate debt securities; derivatives, including futures, options, index- equity- commodity and currency-linked securities, stripped securities, warrants and swap contracts; dollar roll transactions; high yield/lower-rated debt securities; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities.

         International Value Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets: corporate debt securities; derivatives, including futures and options; foreign securities (other than the types described in the prospectus); private placement and other illiquid securities; and REITs and master limited partnerships.

         International Equity Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets: corporate debt securities; derivatives, including futures, options, index- equity- commodity and currency-linked securities, stripped securities, warrants and swap contracts; foreign securities (other than the types described in the prospectus); preferred stocks; private placement and other illiquid securities; and REITs and master limited partnerships.

         Emerging Markets Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund may invest in the following types of securities in amounts of less than 10% of its total assets: corporate debt securities; derivatives, including futures and options; foreign securities (other than the types described in the prospectus); and REITs and master limited partnerships.

         Marsico International Opportunities Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets: convertible securities; corporate debt securities; derivatives, including futures, options, index- equity- commodity and currency-linked securities, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities (other than the types described in the prospectus); high yield/lower-rated debt securities; securities of other investment companies; pass-through securities; private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities.

         The Fund may invest up to 100% of its assets in index- equity-commodity and currency-linked securities, notwithstanding the 10% limits discussed above. While the Fund reserves the right to so invest, investing in these securities is not a principal investment strategy of the Fund.

         The Index Funds

         The LargeCap Index Fund, MidCap Index Fund, SmallCap Index Fund and Managed Index Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, index- equity- commodity and currency-linked securities, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         In addition, when consistent with the Index Funds' respective investment objectives, various techniques may be employed to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby each lot of shares of Fund securities that a Fund holds will be specifically identified, which will allow the sale first of those specific securities with the highest tax basis in order to reduce the amount of realized capital gains as compared with a sale of identical Fund securities, if any, with a lower tax basis. The Adviser will sell first those shares with the highest tax basis only when it believes that it is in the best interest of a Fund to do so, and reserves the right to sell other securities when appropriate. In addition, the Adviser may, at times, sell a Fund's securities in order to realize capital losses. Subject to limitations, such capital losses could be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser may, consistent with the Fund construction process discussed above, employ a low Fund turnover strategy designed to defer the realization of capital gains.

         The LargeCap Index Fund, MidCap Index Fund and SmallCap Index Fund generally will try to match the composition of the S&P 500, S&P MidCap 400 and S&P SmallCap 600, respectively, as closely as possible. However, a Fund may not always invest in stocks that comprise a relatively small part of an index because it may be correspondingly more difficult and costly to do so. These Funds also may elect not to invest in a stock, or remove a stock from its portfolio, if the stock is not liquid enough, or for other reasons. These Funds also may invest in stocks that are not included in an index, if such stocks have similar characteristics.

         Like other Funds, the Index Funds incur transaction (brokerage) costs in connection with the purchase and sale of Fund securities. These costs can have a material negative impact on Index Fund performance. The Index Funds will attempt to minimize these transaction costs by utilizing program trades and computerized exchanges called "crossing networks."

         Government & Corporate Bond Funds

         Short-Term Income Fund, Short-Intermediate Government Fund, Government Securities Fund, Intermediate Bond Fund, Bond Fund and Strategic Income Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund (or Master Portfolio in which a Feeder Fund invests its assets) may invest in the following types of securities only in amounts of less than 10% of its total assets: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, index- equity- commodity and currency-linked securities, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; engage in short sales; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         High Yield Bond Fund: In addition to the types of securities described in its prospectus, and consistent with its investment policies, objective and strategies, this Fund (through the Master Portfolio in which it invests all of its assets) may invest in the following types of securities in amounts of less than 10% of its total assets: asset-backed securities, corporate debt securities, foreign securities and pass-through securities.

         Municipal Bond Funds

         Short-Term Municipal Income Fund, Intermediate Municipal Income Fund, Municipal Income Fund, California Municipal Bond Fund, Florida Intermediate Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Kansas Municipal Income Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund, Texas Intermediate Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Georgia Municipal Bond Fund, Maryland Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Bond Fund, Tennessee Municipal Bond Fund, Texas Municipal Bond Fund and Virginia Municipal Bond Fund: In addition to the types of securities described in the prospectus for each of these Funds, and consistent with its investment policies, objective and strategies, each Fund may invest in the following types of securities only in amounts of less than 10% of its total assets: asset-backed securities, common stock, convertible securities; corporate debt securities; derivatives, including futures, options, index- equity- commodity and currency-linked securities, stripped securities, warrants and swap contracts; dollar roll transactions; foreign securities, high yield/lower-rated debt securities; mortgage-backed securities; pass-through securities; preferred stock, private placement and other illiquid securities; REITs and master limited partnerships; reverse repurchase agreements; variable- and floating-rate instruments; when-issued purchases, delayed delivery and forward commitments; and zero-coupon, pay-in kind and step-coupon securities; provided however, that if any such security type is listed in a Fund's prospectus as part of a principal investment strategy, this 10% limitation shall not apply.

         LifeGoal Portfolios

         Nations LifeGoal Balanced Growth Portfolio, Nations LifeGoal Growth Portfolio, Nations LifeGoal Income and Growth Portfolio:

         The LifeGoal Portfolios invest in a mix of the Stock Funds, International/Global Stock Funds, Government & Corporate Bond Funds and Money Market Funds in the Nations Funds Family.

         The following table shows the underlying Nations Funds in which the LifeGoal Portfolios are currently permitted to invest. It also shows the expected total expense ratios for Primary A Shares of each of the selected underlying Funds appearing in each of the underlying Funds' prospectuses dated August 1, 2001.

                                                                   (before fee
                                         (after fee waivers      waivers and/or
LifeGoal Portfolios' Underlying Funds      and/or expense            expense
                                          reimbursements)        reimbursements)

Value Fund                                     0.93%                  0.93%
Blue Chip Fund                                 0.98%                  0.98%
Strategic Growth Fund                          0.97%                  0.97%
Marsico Focused Equities Fund                  1.16%                  1.16%
MidCap Growth Fund                             0.98%                  0.98%
Small Company Fund                             1.15%                  1.22%
International Value Fund                       1.23%                  1.23%
International Equity Fund                      1.15%                  1.15%
Emerging Markets Fund                          1.82%                  1.82%
International Bond Portfolio
Bond Fund                                      0.67%                  0.67%
High Yield Bond Fund                           0.93%                  1.44%
Short-Term Income Fund                         0.51%                  0.61%
Prime Fund                                     0.30%                  0.33%



         The 1940 Act normally prohibits mutual funds from investing in other mutual funds beyond certain limits. Because each LifeGoal Portfolio is a "fund-of-funds" it takes advantage of a rule under the 1940 Act that allows it to exceed those limits subject to certain conditions. Accordingly, each LifeGoal Portfolio may: (i) own more than 3% of the total outstanding stock of a Fund, other than another LifeGoal Portfolio; (ii) invest more than 5% of its assets in any one such Fund; and (iii) invest more than 10% of its assets, collectively, in Fund shares of NFT, NR, NFI and NFST.

         Each LifeGoal Portfolio will concentrate more than 25% of its assets in the mutual fund industry. However, the underlying Funds in which the LifeGoal Portfolios invest will not concentrate 25% or more of their total assets in any one industry unless they are permitted or required to do so in accordance with their own investment objective and principal investment strategies.

         Descriptions of Permissible Investments

         Additional information about individual types of securities (including key considerations and risks) in which the Funds may invest (as indicated either in their prospectuses and/or in this SAI under the heading "Permissible Investments and Techniques") is set forth below.

         Asset-Backed Securities

         Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

         The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

         Key Considerations and Risks: The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Descriptions of Permissible Investments--Mortgage-Backed Securities" for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

         In addition, as purchasers of an asset-backed security, the Funds generally will have no recourse to the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

         Bank Obligations (Domestic and Foreign)

         Bank obligations include, as examples, certificates of deposit, bankers' acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

         A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of foreign banks. A Eurodollar certificate of deposit is a CD issued by a foreign (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and the interest rate on which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term with the understanding that the depositor can withdraw only by giving notice. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

         A bank obligation may be issued by: (i) a domestic branch of a domestic bank; (ii) a foreign branch of a domestic bank; (iii) a U.S. branch of a foreign bank; or (iv) a foreign branch of a foreign bank.

         As a general matter, obligations of "domestic banks," are not subject to the Funds' fundamental investment policies regarding concentration limits. For this purpose, the staff also takes the position that domestic branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." More specifically, "domestic banks" include: (a) domestic branches of domestic banks; (b) domestic branches of foreign banks, to the extent they are subject to comparable regulation as domestic banks; and (c) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

         Key Considerations and Risks: Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the U.S. Government. These bank obligations are "backed" only by the creditworthiness of the issuing bank or parent financial institution.

         Obligations of foreign banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that their liquidity could be impaired because of political or economic developments, that the obligations may be less marketable than comparable obligations of domestic banks, that a foreign jurisdiction might impose withholding and other taxes on interest income payable on and cash realized on the sale of those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations, that the selection of the obligations may be based on less publicly available information concerning foreign banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

         Borrowings

         Each Fund has a fundamental policy with respect to borrowing that can be found under the heading "Investment Policies and Limitations."

         The Funds participate in an uncommitted line of credit provided by The Bank of New York under an agreement (the "Uncommitted Line"). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus 0.50% on an annualized basis. Under the Uncommitted Line, each participating Fund must maintain a ratio of net assets (not including funds borrowed under the Uncommitted Line) to the aggregate amount of indebtedness pursuant to the Uncommitted Line that is no less than 4 to 1. Information about specific borrowings, if any, by any particular Fund under the Uncommitted Line over the last fiscal year, if any, can be found its Annual Report to Shareholders for the year ended March 31, 2001.

         A Fund also may borrow money utilizing a reverse repurchase agreement transaction. See "Descriptions of Permissible Investments--Reverse Repurchase Agreements."

         Key Considerations and Risks: The Uncommitted Line is not a "committed" line of credit, which is to say that The Bank of New York is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

         Common Stock

         Common stock are units of equitable ownership of a public company. Owners are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. However, ownership of common stock does not entitle the owner to involvement in the day-to-day operations of the company. Common stock of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, like the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may instead choose to list their companies, and have their shares traded, on foreign exchanges, like the London FTSE or Tokyo Stock Exchange.

         Key Considerations and Risks: Investments by a Fund in common stocks are subject to stock market risk, which is the risk that the value of the stocks that the Fund holds, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and fall based on factors specific to them, like changes in earnings or management.

         With respect specifically to "common" stock, in the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and "preferred" stock take precedence over the claims of those who own common stock. On the other hand, common stock tends to have greater potential for appreciation.

         Common stock investments also present the risk of investing in a particular company. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Common stock of these companies may have a higher potential for gains but also carry more risk. For those Funds that invest primarily in these types of companies, such as the Small Company Fund, these risks can have a more acute effect on the value of the Fund's shares.

         Common stock investments also present the risks of investing in a particular industry, such as high technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector, which is to say that when market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the common stock of those companies in that industry sector tend to go up. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies' common stock to drop. For those Funds that focus their investments in a particular industry, such as the Financial Services Fund, these industry-related risks can have a significant effect on the value of these Funds' shares. See "Other Considerations--The High Technology Industry" and "Other Considerations--The Financial Services Industry."

         Convertible Securities

         Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is redeemed, converted or exchanged.

         The market value of a convertible security generally is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a comparable nonconvertible fixed-income security). The investment value is determined by, among other things, reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock in the sense that its market value will not be influenced greatly by fluctuations in the market price of the underlying security into which it can be converted. Instead, the convertible security's price will tend to move in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying stock. In that case, the convertible security's price may be as volatile as that of the common stock. Because both interest rate and market movements can influence its value, a convertible security is not generally as sensitive to interest rates as a similar fixed-income security, nor is it generally as sensitive to changes in share price as its underlying stock.

         A Fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. For issues where the conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

         The Funds may invest in convertible securities that are below investment-grade (e.g., rated "B" or below by S&P). See "Descriptions of Permissible Investments--High Yield/Lower-rated Securities" and "Descriptions of Permissible Investments--Warrants and Rights."

         Key Considerations and Risks: A Fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid--that is, a Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund. In addition, some convertibles are often rated below investment-grade or are not rated, and therefore may to be considered speculative investments. Companies that issue convertible securities are usually small to medium size, and accordingly carry the capitalization risks described under "Descriptions of Permissible Investments--Common Stock." In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional corporate debt before it can make payments on its convertible securities. Some convertibles are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company's common stock.

         See also Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock."

         Corporate Debt Securities

         Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.

         The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

         See also "Descriptions of Permissible Investments--Foreign Securities," "Descriptions of Permissible Investments--Variable- and Floating-Interest Securities" and "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

         Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it's due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

         Derivatives

         A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures, options, options on futures, forward foreign currency exchange contracts, index- equity-commodity and currency-linked securities, collateralized mortgage obligations, stripped securities, warrants and swap contracts. For more information about each type of derivative see those sections in this SAI discussing such securities.

         The Funds may use derivatives for a variety of reasons, including to: enhance a Fund's return, attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); protect the Fund's unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes; and/or manage the effective maturity or duration of the Fund's portfolio.

         A Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

         Key Considerations and Risks: A Fund's investments in derivatives can lead to large losses because of unexpected movements in the underlying financial asset, index, rate or other investment. The ability of a Fund to use derivatives successfully will depend on the ability to correctly predict pertinent market movements, which cannot be assured. Each derivative instrument identified in this SAI is discussed in a separate section addressing particular considerations and risks affecting those types of derivatives. See also "Descriptions of Permissible Investments--Futures and Options," "Descriptions of Permissible Investments--Index- Equity- Commodity and Currency-Linked Securities," "Descriptions of Permissible Investments--Stripped Securities," "Descriptions of Permissible Investments--Warrants" and "Descriptions of Permissible Investments--Swap Contracts."

         Dollar Roll Transactions

         Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the "roll" period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll," it must establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities of other liquid debt or equity securities equal in value to its obligations with respect to dollar rolls, and accordingly, such dollar rolls are not considered borrowings. See also "Descriptions of Permissible Investments--Mortgage-Backed Securities."

         Key Considerations and Risks: Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         Foreign Securities

         Foreign securities are debt, equity or derivative securities of issuers based outside the United States. An issuer is generally considered to be based outside the United States if it is organized under the laws of, or has its principal office located in, another country or if the principal trading market for its securities is in another country. Securities will also be considered "foreign" if the currency in which such security is issued or based upon is not the U.S. dollar.

         Forward foreign currency exchange contracts -- Forward foreign currency exchange contracts establish an exchange rate at a future date. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when a foreign currency suffers a substantial decline against the U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency; or when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). The Fund's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

         A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a "cross-hedge").

         Foreign currency hedging transactions are attempts to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.

         Key Considerations and Risks: Foreign securities generally pose risks above those typically associated with an equity, debt or derivative security due to: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect a Fund's share price; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

         Certain of the risks associated with investments in foreign securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country's economy and securities markets.

         As noted, foreign securities also involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options. See "Descriptions of Permissible Investments--Futures and Options."

         SPECIAL CONSIDERATIONS REGARDING EUROPE and the EURO: On January 1, 1999, eleven of the fifteen member countries of the European Union fixed their currencies irrevocably to the euro, the new unit of currency of the European Economic and Monetary Union. At that time each member's currency was converted at a fixed rate to the euro. Initially, use of the euro will be confined mainly to the wholesale financial markets, while its broader use in the retail sector will follow the circulation of euro banknotes and coins on January 1, 2002. At that time, the national banknotes and coins of participating member countries will cease to be legal tender. In addition to adopting a single currency, member countries will no longer control their own monetary policies. Instead, the authority to direct monetary policy will be exercised by the new European Central Bank. While economic and monetary convergence in the European Union may offer new opportunities for those investing in the region, investors should be aware that the success and future prospects of the union cannot be predicted with certainty. Europe must grapple with a number of challenges, any one of which could threaten the success and prospects of this monumental undertaking. For example, eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. The continent's economies are diverse, its governments are decentralized, and its cultures differ widely. In addition, one or more member countries might exit the union, placing the currency and banking system in jeopardy.

         For those Funds that invest in euro-denominated securities (including currency contracts) there is the additional risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the Union. This has been true of late, when the exchange rates of the euro versus many of the world's major currencies steadily declined. As of July 2001, the euro is trading near or at an all time low against the U.S. dollar. In this environment, U.S. and other foreign investors may experience erosion of their investment returns in the region. In addition, many European countries rely heavily upon export dependent businesses and any strength in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

         Futures and Options

         Futures and options contracts are derivative instruments that the Funds may utilize for a variety of reasons including, for hedging purposes, risk reduction, securities exposure, to enhance a Fund's return, to enhance a Fund's liquidity, to reduce transaction costs or other reasons. See generally "Descriptions of Permissible Investments--Derivatives."

         Futures - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Assets committed by a Fund to a futures contract will be segregated to the extent required by law. Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimum's. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

         Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the respective Fund's portfolio.

         Options - Each Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks.

         A primary difference between stock options and index options becomes evident when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the NYSE, the AMEX, the Pacific Stock Exchange, and the Philadelphia Stock Exchange. A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

         Options on Futures - The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

         Key Considerations and Risks: Futures and options investing are highly specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

         With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by a Fund is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Fund will realize a gain or loss on the sale of the underlying instrument. If a put option written by a Fund is exercised, the Fund's basis in the underlying instrument will be reduced by the net premium received when the option was written.

         With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. Each Fund generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

         In addition, there is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

         The successful use by the Funds of futures and options on stock indexes will be subject to the ability to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. The Funds therefore bear the risk that future market trends will be incorrectly predicted. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.

         Each Fund will comply with SEC guidelines regarding coverage for these instruments and, if the guidelines so require, maintain cash or liquid securities with its Custodian in the prescribed amount. Under current SEC guidelines, the Funds will maintain or "segregate" assets with their Custodians to cover transactions in which the Funds write or sell options. Assets used as cover cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover option obligations could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Guaranteed Investment Contracts

         Guaranteed investment contracts, investment contracts or funding agreements ("GICs") are short-term money market instruments issued by highly-rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts.

         Key Considerations and Risks: A Fund will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to a Fund on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

         High Yield/Lower-Rated Debt Securities

         A high yield/lower-rated debt security (also known as a "junk" bond) is generally rated by an NRSRO to be non investment-grade (e.g., BB or lower by S&P). These types of bonds are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High yield/lower-rated debt and comparable unrated securities:
(a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. See also "Descriptions of Permissible Investments--Corporate Debt Securities" and "Descriptions of Permissible Investments--Municipal Securities."

         The Funds may invest in high yield/lower-rated securities that are also convertible securities. See "Descriptions of Permissible
Investments--Convertible Securities."

         Key Considerations and Risks: The yields on high yield/lower-rated debt and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in high yield/lower-rated debt and comparable unrated debt generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield/lower-rated debt securities, the Fund will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Funds will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, a Fund may be more dependent on credit analysis than is the case for higher quality bonds.

         The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

         The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish a Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

         Because certain high yield/lower-rated debt securities also may be foreign securities, some of which may be considered debt securities from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         Index-, Equity-, Commodity- and Currency-Linked Securities

         Index-linked securities, commodity-linked securities, equity-linked securities and currency-linked securities are types of derivative securities. See generally "Descriptions of Permissible Investments--Derivatives."

         Index-linked, commodity-linked and equity-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. With respect to equity-linked securities, at maturity, the principal amount of the debt is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

         One common type of index-linked security is a S&P Depositary Receipt, or SPDR, which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. Because a unit investment trust is an investment company under the 1940 Act, a Fund's investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. See also "Descriptions of Permissible Investments--Other Investment Companies."

         SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust's expenses. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in such unit investment trusts.

         Key Considerations and Risks: Like all derivatives, a Fund's investments in "linked" securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Fund to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See "Descriptions of Permissible Investments--Foreign Securities."

         In particular, SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called "creation unit size" and are redeemable in kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

         Money Market Instruments

         Money market instruments are high-quality, short-term debt obligations, which include bank obligations, guaranteed investment contracts, repurchase agreements, U.S. Government obligations and certain corporate debt securities, such as commercial paper. Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits. What these instruments have in common are low risk and liquidity.

         Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

         See "Descriptions of Permissible Investments--Bank Obligations," "Descriptions of Permissible Investments--Corporate Debt Securities," "Descriptions of Permissible Investments--Guaranteed Investment Contracts," "Descriptions of Permissible Investments--Repurchase agreements" and "Descriptions of Permissible Investments--U.S.
Government Obligations."

         Key Considerations and Risks: Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support the instrument.

         Mortgage-Backed Securities

         A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See "Descriptions of Permissible Investments--Pass-Through Securities."

         Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgaged backed by the Federal Housing Administration, but also sells some nongovernmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation's stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         Key Considerations and Risks: Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         Municipal Securities

         Municipal Bonds - Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds generally are classified as "general obligation" or "revenue" bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Private activity bonds (such as an industrial development or industrial revenue bond) held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         Municipal Notes - Municipal notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

         Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

         Municipal Leases - Municipal securities also may include participations in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

         Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation is ordinarily backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

         For a detailed discussion of the economic conditions, relevant legal matters and key risks associated with investments in each of Florida, Georgia, Kansas, Maryland, North Carolina, South Carolina, Tennessee, Texas and Virginia, see "Appendix C" to the SAI.

         Key Considerations and Risks: There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

         The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, are a separate "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         There are particular considerations and risks relevant to investing in a portfolio of a single state's municipal securities, such as the greater risk of the concentration of a Funds versus the greater relative safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of a state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision.

         In addition, from time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Moreover, with respect to municipal securities issued by Florida, Georgia, Kansas, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia issuers, the Adviser cannot predict which legislation, if any, may be proposed in the state legislatures or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal securities generally, or Florida, Georgia, Kansas, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia municipal securities specifically, for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Other Investment Companies

         In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive orders obtained by the Funds from the SEC. See also "Investment Policies and Limitations--Exemptive Orders."

         The 1940 Act generally requires that each Fund limit its investments in another investment company or series thereof so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and
(c) not more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by the company as a whole.

         Each Fund has obtained permission from the SEC (via an exemptive order) to purchase shares of other mutual funds in the Nations Funds Family. The SEC order is subject to certain conditions, including that a Board, before approving an advisory contract (including the advisory fee) applicable to a Fund, will find that the advisory fees applicable to the Fund relying on the order are for services in addition to, rather than duplicative of, services provided pursuant to the "investee" Fund's advisory contract.

         Each Fund also has obtained separate permission from the SEC (via exemptive order) to purchase shares of Money Market Funds. To seek to achieve a return on uninvested cash or for other reasons, investing Funds may invest up to 25% of their assets in any Money Market Fund. These investments are generally on a short-term basis. BA Advisors and its affiliates are entitled to receive fees from the Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Funds for services provided directly. One condition of the SEC order is that a Money Market Fund may not acquire securities of any other investment company in excess of the limits stated in the second paragraph (above) of this section. Although this relief is generally relied upon by the Non-Money Market Funds, the Government Money Market Fund may invest up to five percent of its assets in Government Reserves. To the extent that Government Money Market Fund invests in Government Reserves, BA Advisors has agreed to waive its advisory fee with respect to those assets of Government Money Market Fund that are invested in Government Reserves

         Key Considerations and Risks: There are certain advantages for a Fund to be able invest in shares of other investment companies; for example, it may allow a Fund to gain exposure to a type of security. It also may facilitate a Fund being fully invested. However, there may be certain disadvantages; for example, it may cost more in terms of fees. That is to say, a shareholder may be charged fees not only on the Fund shares he holds directly, but also on the mutual fund shares that his Fund purchases. Whether any anticipated return from such an investment will outweigh the costs of purchasing such mutual fund shares when deciding to invest will be considered by the Funds.

         Feeder Funds and Master Portfolios - The 1940 Act also permits, under certain conditions, a Fund to invest all of its assets in another mutual fund. Under this structure, called a master/feeder structure, which is described above, the Feeder Funds (which are identified on p. 2 of this SAI) invest all of their assets in a corresponding Master Portfolio with the same investment objective, principal investment strategies and risks. The Master Portfolios are separate series of NMIT, which is organized as a business trust under the laws of Delaware, and is itself a registered investment company in the Nations Funds Family. Other entities (e.g., other investment companies, commingled trust funds, institutional and certain individual investors), along with the Master Portfolios, may invest in the Master Portfolios from time to time. Accordingly, there may also be other investment companies, as well as other investment vehicles, through which you can invest in the Master Portfolio which may have higher or lower fees and expenses than those of its corresponding Fund, and which may therefore have different performance results than the Feeder Fund.

         The primary advantages of such a structure are expected economies of scale--that is to say, the larger asset size of the Master Portfolio may allow it to purchase securities and engage in brokerage transactions on more favorable terms than might otherwise be available to a Feeder Fund alone, as well as to, over time, enjoy other benefits associated with achieving economies of scale.

         However, there are certain considerations and risks that are inherent in the master/feeder structure. For example, each Feeder Fund is potentially liable for certain legal obligations of the Master Portfolio in which it invests. The risk of the Feeder Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and a Master Portfolio itself is unable to meet its obligations. Accordingly, the Companies' Boards believe that neither a Feeder Fund nor its shareholders should be adversely affected by reason of the Feeder Fund's investing in a Master Portfolio. As with any mutual fund, other investors in the Master Portfolios could control the results of voting at the Master Portfolio level in certain instances (e.g., a change in fundamental policies by the Master Portfolio which was not approved by the Fund's shareholders). This could lead a Feeder Fund to decide to withdraw its investment in the Master Portfolio. A Feeder Fund also may withdraw its investment in a Master Portfolio at any time if the Board determines that it is in the best interest of the Feeder Fund to do so. Upon such withdrawal, the Board would consider what action might be taken, including the investment of all of the assets of the Feeder Fund in another pooled investment entity having the same (or similar) investment objective, principal investment strategies and risks as the Feeder Fund or the hiring of an investment adviser to manage the Feeder Fund's assets in accordance with its investment objective and principal investment strategies. Further, the withdrawal of other entities that may from time to time invest in the Master Portfolios could have an adverse effect on the performance of such Master Portfolios and their corresponding Feeder Fund, such as decreased economies of scale, and increased per share operating expenses.

         When a Feeder Fund is required to vote as an interest holder of the Master Portfolio, current regulations provide that in those circumstances the Feeder Fund may either pass-through the vote to its shareholders or the Feeder Fund may vote its shares in the Master Portfolio in the same proportion of all other security holders in the Master Portfolio.

         Pass Through Securities (Participation Interests and Company Receipts)

         A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

         FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the U.S. Government.

         Key Considerations and Risks: Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Funds, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of a Fund which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

         Preferred Stock

         Preferred stock are units of ownership of a public corporation that pay dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. A passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed-income bond.

         Key Considerations and Risks: See Key Considerations and Risks under "Descriptions of Permissible Investments--Common Stock" and "Descriptions of Permissible Investments--Convertible Securities," many of which are applicable to a preferred stock investment.

         Private Placement Securities and Other Restricted Securities

         Although many securities are offered publicly, some are offered privately only to certain qualified investors. Private placements may often offer attractive opportunities for investment not otherwise available on the open market. However, the securities so purchased are often "restricted," i.e., they cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

         Generally speaking, private placements may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

         Private placements are considered illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that has been determined to be liquid under procedures approved by the Board). Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions.

         Key Considerations and Risks: Private placements are generally subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value due to the absence of a trading market.

         Unlike public offerings, restricted securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

         REITs and Master Limited Partnerships

         A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         Partnership units of real estate and other types of companies are sometimes organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in a master limited partnership) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

         Key Considerations and Risks: REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; Mortgage REITs also may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for preferential treatment under the Code.

         The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties, and the issuer's management skill. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

         The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

         Repurchase Agreements

         A repurchase agreement is a money market instrument that is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by a Fund which are collateralized by the securities subject to repurchase. Typically, the Funds will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See "Descriptions of Permissible Investments--Money Market Instruments."

         Key Considerations and Risks: Repurchase Agreements are generally subject to counterparty risks, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

         Pursuant to an exemptive order issued by the SEC, the Funds may "combine" uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

         Reverse Repurchase Agreements

         A reverse repurchase agreement is a contract under which a Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller's cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by a Fund. At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities or other liquid debt or equity securities equal in value to its obligations in respect of reverse repurchase agreements.

         Key Considerations and Risks: Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

         Securities Lending

         For various reasons, including to enhance a Fund's return, a Fund may lend its portfolio securities to broker/dealers and other institutional investors. Loans are typically made pursuant to agreements that require the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans may not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets. A Fund will continue to receive interest on the loaned securities while simultaneously earning interest on the investment of the collateral. However, a Fund will normally pay lending fees to such broker/dealers and related expenses from the interest earned on invested collateral.

         The Money Market Funds do not engage in securities lending.

         Key Considerations and Risks: Securities lending transactions are generally subject to counterparty risks, which is the risk that the counterparty to the transaction could default. In other words, the risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, loans are made only to borrowers deemed to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

         Short Sales

         Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. Until the Fund closes its short position or replaces the borrowed security, the Fund will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

         Key Considerations and Risks: The successful use by the Funds of short sales will be subject to the ability of the Adviser to correctly predict movements in the directions of the relevant market. The Funds therefore bear the risk that the Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security's price goes up, the Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may be not be closed out. There can be no assurance that the Fund will not incur significant losses in such a case.

         Stripped Securities

         Stripped securities are derivatives. See generally "Descriptions of Permissible Investments--Derivatives." They are securities where an instrument's coupon (or interest ) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. Because stripped securities are typically products of brokerage houses and the U.S. Government, they are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, are component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities , or SMBS, are also issued by the U.S. Government or an agency. TIGERS are Treasury securities stripped by brokers. See also "Descriptions of Permissible Investments--Zero-coupon Securities."

         The Adviser will only purchase stripped securities for Money Market Funds where the securities have a remaining maturity of 397 days or less; therefore, the Money Market Funds may only purchase the interest component parts of U.S. Treasury securities.

         Key Considerations and Risks: If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by a Company's Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

         Swap Contracts

         Swap agreements are derivative instruments. See generally "Descriptions of Permissible Investments--Derivatives." They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names and include interest rate, index, credit, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

         Key Considerations and Risks: Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap contracts will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, a Fund will closely monitor the credit of a swap contract counterparty in order to minimize this risk. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

         The Adviser does not believe that a Fund's obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing restrictions.

         U.S. Government Obligations

         U.S. Government obligations are money market instruments. They include securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, or by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and the U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

         Because of their relative liquidity and high credit quality, U.S. Government obligations are often purchased by the Money Market Funds, and can in some instances, such as for the Government Money Market Fund or Treasury Reserves, comprise almost all of their portfolios.

         Key Considerations and Risks: In the case of those U.S. Government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

         Variable- and Floating-Rate Instruments

         These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

         Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

         Key Considerations and Risks: In order to most effectively use these investments, the Adviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Adviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable- or floating-rate obligations.

         Warrants and Rights

         A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener, to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

         Key Considerations and Risks: The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

         When-Issued Purchases, Delayed Delivery and Forward Commitments

         A Fund may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those where the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. When a Fund engages in these transactions, its Custodian will segregate cash, U.S. Government securities or other high-quality debt obligations equal to the amount of the commitment. Normally, the Custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund's commitment.

         A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

         Risks and Other Considerations: Investment in securities on a when-issued or delayed delivery basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund's shareholders will suffer adverse federal income tax consequences if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. The Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund's Custodian will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent that liquid assets are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

         In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, a Fund's delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

         Zero-Coupon, Pay-In-Kind and Step-Coupon Securities

         A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the worry about paying federal income tax on imputed interest, since the interest is tax-exempt for federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exists; they work on the same principle as zero-coupon bonds--the CD holder or mortgage holder receives face value at maturity, and no payments until then. See "Descriptions of Permissible Investments--Stripped Securities."

         Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

         In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

         Key Considerations and Risks: Generally, the market prices of zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

         Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zeros fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.

         Other Considerations

         Temporary Defensive Purposes

         Each Fund may hold cash or money market instruments. It may invest in these securities without limit, when the Adviser: (i) believes that the market conditions are not favorable for profitable investing, (ii) is unable to locate favorable investment opportunities, or (iii) determines that a temporary defensive positions advisable or necessary in order to meet anticipated redemption requests, or for other reasons.

         When a Fund engages in such strategies, it may not achieve its investment objective.

         Portfolio Turnover

         The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

          For each Fund's portfolio turnover rate, see the "Financial Highlights" in the prospectus for that Fund.

         The portfolio turnover rate for certain Funds this year was significantly higher than in past years. The portfolio turnover rates for the Aggressive Growth Fund, Capital Growth Fund, Equity Income Fund, Managed Index Fund, Value Fund and Convertible Securities Fund were higher this year due to the prolonged market correction, generally volatile economy and changing market environment, which forced the Adviser to reposition Fund holdings. In addition, the Aggressive Growth Fund changed to an aggressive growth style on April 1, 2000 from the generally more conservative disciplined equity style, which also resulted in the Adviser repositioning the Fund's holdings. The portfolio turnover rates for the Bond Fund and Strategic Income Fund were higher this year due to the fact that dollar roll transactions are now considered by the Funds as "positions held" rather than financing transactions. In addition, the fact that the Funds now invest a portion of their assets in the High Yield Portfolio and International Bond Portfolio (as described in the Fund's prospectus) has resulted in the Adviser having to reposition Fund holdings. The portfolio turnover rate for the Emerging Markets Fund was higher this year to due increased volatility across markets both in terms of country and sector performance.

         The High Technology Industry

         Certain Funds invest in companies that are considered part of the high technology industry. Investing in issuers of stock or debt in this industry is subject to additional risk. Many companies in the technology industry are new companies without long operating histories. Certain of these companies have yet to earn a profit. In addition, the Nasdaq Stock Market, which is the stock exchange on which the shares of many high technology companies trade, has recently experienced dramatic volatility.

         Investments in certain types of high technology companies also include the risk that the economic prospects, and the share prices, of such companies may fluctuate dramatically due to changes in the regulatory environment. Certain high technology products and services may be subject to acute competitive pressures and aggressive pricing. Similarly, new products of high technology companies are subject to risk of rapid obsolescence caused by scientific developments and technological advances and may not meet expectations or even reach the marketplace. These types of risks have manifested for many high technology companies in 2001.

         The Financial Services Industry

         Certain Funds, including the Marsico Financial Services Fund, invest in companies that are part of the financial services industry. These companies may include, among others, banks, brokerage firms, investment banking firms, investment advisers, securities underwriters and insurance companies. Investing in issuers of stock or debt in this industry is subject to additional risk.

         Some of these companies are subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates, significant competition and the risks inherent in securities trading and underwriting activities. In addition, the recently enacted Gramm-Leach-Bliely Act, which generally has modernized financial services law, has and may continue to lead to industry-wide changes in the way that banks, broker/dealers, insurance companies and other financial services companies are organized and do business. General economic conditions may also affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties also have a potentially adverse effect on companies in this industry.

         Insurance companies are particularly subject to government regulation and rate setting, potential tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also tend to be affected by weather and other catastrophes. Life and health insurance companies tend to be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios and failures of reinsurance carriers.

                           MANAGEMENT OF THE COMPANIES

         The business and affairs of the Companies are managed under the direction of their respective Boards. The Boards are generally responsible for the overall management and supervision of the business and affairs of the Companies and their Funds, which includes formulating policies for the Funds, approving major service provider contracts (including investment advisory agreements) and authorizing Company officers to carry out the actions of the Boards. A majority of the Board Members of each Company are not affiliated with the Adviser or otherwise "interested persons" of the Companies or the Adviser as defined in the 1940 Act; these Board Members are referred to as Independent Board Members. Although all Board Members are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Companies, the

Independent Board Members have particular responsibilities for assuring that the Fund is managed in the best interests of its shareholders, including being charged with certain specific legally mandated duties.

         The Boards, including certain of their Committees described below, meet at least quarterly to review, among other things, the business and operations, investment performance and regulatory compliance of the Funds. At least annually, the Boards review, among other things, the fees paid to: (i) the Adviser and any affiliates, for investment advisory and sub-advisory services and other administrative and shareholder services; and (ii) the Distributor for the distribution and sale of Fund shares.

         The Board Members and Principal Officers

         The Board Members and principal officers of the Companies are listed below together with information on their positions with the Companies, age, address, principal occupation during the past five years and other principal business affiliations. Those Board Members who are not Independent Board Members are indicated by an asterisk "*".

                                                             Principal Occupations
                                                             During Past 5 Years
                                      Position with          and Current
Name, Age and Address                 the Companies          Directorships
---------------------                 -------------          --------------

Edmund L. Benson, III                 Board Member           Director, President and Treasurer, Saunders & Benson,
Age:  64                                                     Inc. (insurance); Director, Insurance Managers Inc.
c/o Nations Funds                                            (insurance); Director, Insurance Managers, Inc.
One Bank of America Plaza                                    (insurance); Board Member, Nations Funds Family (7
Charlotte, NC  28255                                         registered investment companies); and Director,
                                                             Nations Fund Portfolios, Inc. through August 1999.

William P. Carmichael                 Board Member           Director, Pacific Horizon Funds, Inc. (investment
Age:  57                                                     company) through May 2000; Trustee, Time Horizon
c/o Nations Funds                                            Funds (investment company) through February 1999;
One Bank of America Plaza                                    Trustee, Pacific Innovations Trust (investment
Charlotte, NC  28255                                         company) from January 1997 to February 1999;
                                                             Director, The Hain Food Group, Inc. (specialty food
                                                             products distributor) through December 1998;
                                                             Director, Cobra Electronics Corporation (electronic
                                                             equipment manufacturer); Director, Opta Food
                                                             Ingredients, Inc. (food ingredients manufacturer);
                                                             Director, Golden Rule Insurance Company; and Board
                                                             Member, Nations Funds Family (5 registered investment
                                                             companies).

James Ermer                           Board Member           Executive Vice President, Corporate Development and
Age:  59                                                     Planning - Land America (title insurance) through
c/o Nations Funds                                            present; Senior Vice President, Finance - CSX
One Bank of America Plaza                                    Corporation (transportation and natural resources)
Charlotte, NC  28255                                         through December 1997; Director, National Mine
                                                             Service (mining supplies); Director, Lawyers
                                                             Title Corporation (title insurance); Board Member,
                                                             Nations Funds Family (7 registered investment
                                                             companies); and Director, Nations Fund Portfolios,
                                                             Inc. through August 1999.

William H. Grigg                      Board Member           Chairman Emeritus since July 1997, Chairman and Chief
Age:  68                                                     Executive Officer through July 1997 - Duke Power Co.;
c/o Nations Funds                                            Director, The Shaw Group, Inc.; Director and Vice
One Bank of America Plaza                                    Chairman, Aegis Insurance Services, Ltd. (a mutual
Charlotte, NC  28255                                         insurance company in Bermuda); Board Member, Nations
                                                             Funds Family (11 registered investment companies);
                                                             and Director, Nations Fund Portfolios, Inc. through
                                                             August 1999.

Thomas F. Keller                      Board Member           R.J. Reynolds Industries Professor of Business
Age:  69                                                     Administration, Fuqua School of Business, Duke
c/o Nations Funds                                            University; Dean, Fuqua School of Business Europe,
One Bank of America Plaza                                    Duke University; Director, Wendy's International,
Charlotte, NC  28255                                         Inc. (restaurant operating and franchising); Dean
                                                             Fuqua School of Business, Duke University, through
                                                             June 1995; Director, LADD Furniture, Inc. (furniture)
                                                             through February 2001;  Director, American Business
                                                             Products, Inc. (printing services) through March
                                                             2000; Director, Dimon, Inc. (tobacco); Director,
                                                             Biogen, Inc. (pharmaceutical biotechnology); Trustee,
                                                             The Mentor Funds, Mentor Institutional Trust and Cash
                                                             Reserve Trust through December 1999; Board Member,
                                                             Nations Funds Family (11


                                                             registered investment companies); and Director, Nations
                                                             Fund Portfolios, Inc. through August 1999.

Carl E. Mundy, Jr.                    Board Member           President and CEO, USO through _________; Commandant,
Age:  66                                                     United States Marine Corps from July 1991 to July
c/o Nations Funds                                            1995; Director,  Shering-Plough (pharmaceuticals and
One Bank of America Plaza                                    health care products); Director, General Dynamics
Charlotte, NC  28255                                         Corporation (defense systems); Board Member, Nations
                                                             Funds Family (7 registered investment companies); and
                                                             Director, Nations Fund Portfolios, Inc. through
                                                             August 1999.

Dr. Cornelius J. Pings                Board Member           President, Association of American Universities
Age:  72                                                     through June 1998; Director, Farmers Group, Inc.
c/o Nations Funds                                            (insurance company); Director, Edelbrock,Inc. through
One Bank of America Plaza                                    May 2000; Board Member and Chairman, Pacific Horizon
Charlotte, NC  28255                                         Funds, Inc., Master Investment Trust, Series I
                                                             through 1999; Board Member and Chairman, Pacific
                                                             Innovations Trust through 2000; Trustee, Time
                                                             Horizon Funds through 1999; Board Member, Nations
                                                             Funds Family (7 registered investment companies); and
                                                             Director, Nations Fund Portfolios, Inc. from May 1999
                                                             through August 1999.

James B. Sommers*                     Board Member           Executive Vice President, NationsBank Corporation
Age:  62                                                     through May 1997; Chairman, Central Piedmont
c/o Nations Funds                                            Community College Foundation; Chairman, Board of
One Bank of America Plaza                                    Commissioners, Charlotte/ Mecklenberg Hospital
Charlotte, NC  28255                                         Authority; Trustee, Central Piedmont Community
                                                             College; Trustee, Mint Museum of Art; Board Member,
                                                             Nations Funds Family (7 registered investment
                                                             companies); and Director, Nations Fund Portfolios,
                                                             Inc. through August 1999.

A. Max Walker*                        President and          Independent Financial Consultant; Chairman of the
Age:  79                              Chairman of the Board  Boards, Nations Funds Family (4 registered investment
c/o Nations Funds                                            companies); Chairman of the Boards and President,
One Bank of America Plaza                                    Nations Funds Family (7 registered investment
Charlotte, NC  28255                                         companies); and Chairman of the Board and President,
                                                             Nations Fund Portfolios, Inc. through August 1999.

Charles B. Walker                     Board Member           Director, Ethyl Corporation (chemical manufacturing);
Age:  62                                                     Vice Chairman and Chief Financial Officer, Albemarle
c/o Nations Funds                                            Corporation (chemical manufacturing); Board Member,
One Bank of America Plaza                                    Nations Funds Family (7 registered investment
Charlotte, NC  28255                                         companies); and Director, Nations Fund Portfolios,
                                                             Inc. through August 1999.

Thomas S. Word, Jr.*                  Board Member           Partner - McGuireWoods LLP (law firm); Director -
Age:  63                                                     Vaughan-Bassett Furniture Company, Inc. (furniture);
c/o Nations Funds                                            Board Member, Nations Funds Family (7 registered
One Bank of America Plaza                                    investment companies); and Director, Nations Fund
Charlotte, NC  28255                                         Portfolios, Inc. through August 1999.

Richard H. Blank, Jr.                 Secretary and          Senior Vice President since 1998, and Vice President
Age:  44                              Treasurer              from 1994 to 1998 -- Mutual Fund Services, Stephens
Stephens Inc.                                                Inc.; Secretary since September 1993 and Treasurer
111 Center Street                                            since November 1998 - Nations Funds Family (7
Little Rock, AR  72201                                       registered investment companies); and Secretary and
                                                             Treasurer, Nations Fund Portfolios, Inc. through
                                                             August 1999.

         Board Committees

         Each Company has an Audit Committee, Governance Committee and Investment Committee.

         The primary responsibilities of each Company's Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Company's independent auditors (including the audit fees charged by auditors); supervise investigations into matters relating to audit matters; review with the independent auditors the results of audits; and address any other matters regarding audits. The members of each Company's Audit Committee are: Dr. Thomas Keller (Chair), Dr. Cornelius Pings and Charles B. Walker. The Audit Committee members are not "interested" persons (as defined in the 1940 Act).

         The primary responsibilities of each Company's Governance Committee are, as set from in its charter, to make recommendations to the Boards on issues related to the Independent Board Members and the composition and operation of the Boards, and communicate with management on those issues. The Governance Committees also evaluate and nominate Board Member candidates. The members of each Company's Governance Committee are: William H. Grigg (Chair), Edmund L. Benson III, William P. Carmichael (advisory capacity only for NFT, NFI and NR) and Carl E. Mundy, Jr. The Governance Committee members are not "interested" persons (as defined in the 1940 Act).

         The primary responsibilities of each Company's Investment Committee are, as set forth in its charter, to assist the Boards in carrying out their oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Boards and the Adviser on investment matters, and by acting on behalf of the Boards, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Boards. In carrying out these general responsibilities the Investment Committees assist the Boards in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Adviser; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committees by the full Boards. The Committees report their activities to the full Boards on a regular basis and are responsible for making such recommendations with respect to the matters described above and other matters as the Committees may deem necessary or appropriate. The members of each Company's Investment Committee are: James Ermer (Chair), James B. Sommers and Thomas S. Word, Jr.

         Board Compensation

         Board Members are compensated for their services to the Nations Funds Family on a complex-wide basis, and not on a per registered investment company or per fund basis. Effective February 1, 2001, the Board approved new compensation arrangements, as follows:


      Board Member                                Annual Retainer:  $65,000
                                                  Board Chairman:  Additional 25% of the combined total of
                                                  the base annual retainer and all meeting fees received as a
                                                  Board Member.
                                                  Terms:  Payable in quarterly installments.  Payable pro
                                                  rata for partial calendar year service.  Allocated across
                                                  multiple registrants.
                                                  Meeting Fees:  $5,000 per meeting for in-person meetings
                                                  (up to six meetings per calendar year) and $1,000 for
                                                  telephone meetings.  Allocated across multiple registrants convened at meetings.

      Audit Committee Member                      Chairman:  Additional 10% of the combined total of the base
         (for Audit Committee Members only)       annual retainer and all meeting fees received as a Board
                                                  Member or Audit Committee Member.
                                                  Committee Meeting Fees:  $1,000 per meeting if not held in connection with a regularly scheduled Board meeting.
                                                  Allocated across multiple registrants convened at meetings.

      Governance Committee Member                 Chairman:  Additional 10% of the combined total of the base
         (for Governance Committee Members only)  annual retainer and all meeting fees received as a Board
                                                  Member or Governance Committee Member.
                                                  Committee Meeting Fees:  $1,000 per meeting if not held in connection with a regularly scheduled Board meeting.
                                                  Allocated across multiple registrants convened at meetings.

      Investment Committee Member                 Chairman:  Additional 10% of the combined total of the base
         (for Investment Committee Members only)  annual retainer and all meeting fees received as a Board
                                                  Member or Investment Committee Member.
                                                  Committee Meeting Fees:  $1,000 per meeting if not held in connection with a regularly scheduled Board meeting.
                                                  Allocated across multiple registrants convened at meetings.

         Prior to February 1, 2001, the Board was compensated as follows:


      Board Member                                Annual Retainer:  $65,000
                                                  Board Chairman:  Additional 20% of the base annual
                                                  retainer.
                                                  Terms:  Payable in quarterly installments.  Payable pro
                                                  rata for partial calendar year service.  Allocated across
                                                  multiple registrants.
                                                  Meeting Fees:  $5,000 per meeting for in-person meetings
                                                  (up to six meetings per calendar year) and $1,000 for
                                                  telephone meetings.  Allocated across multiple registrants convened at meetings.
      Audit Committee Member                      Chairman:  Additional 10% of the base retainer as Board
                                                  Member.
                                                  Meeting Fees:  $1,000 per meeting if not held within one
                                                  calendar day before or after regularly scheduled Board
                                                  meetings.  Allocated across multiple registrants convened
                                                  at meetings.
      Nominating Committee Member                 Meeting Fees:  $1,000 per meeting if not held within one
                                                  calendar day before or after regularly scheduled Board
                                                  meetings.  Allocated across multiple registrants convened
                                                  at meetings.

         The following Compensation Table provides the compensation paid by the Companies to the Board Members for the year ended March 31, 2001, based on the compensation structures in place during this period.

                               COMPENSATION TABLE

                                   Aggregate          Pension or
                                  Compensation        Retirement
                                      from         Benefits Accrued     Estimated Annual          Total Compensation
       Name of Person            NFI, NFT, NFST     as Part of Fund       Benefits Upon        from NFI, NFT, NFST, NR
        Position (1)                 and NR            Expenses          Retirement Plan    & Nations Funds Family (2)(3)
        ------------                 ------            --------          ---------------    -----------------------------

Edmund L. Benson, III               73,446               7,500               45,000                     92,000
Board Member

William Carmichael                   8,298               1,800               11,000                     26,852
Board Member

James Ermer                         71,941               8,000               49,000                     90,225
Board Member

William H. Grigg                    75,126               8,000               49,000                    111,125
Board Member

Thomas F. Keller                    75,010               8,000               49,000                    112,000
Board Member

Carl E. Mundy, Jr.                  73,446               7,500               45,000                     92,000
Board Member

Dr. Cornelius Pings                 73,446               7,500               45,000                     92,000
Board Member

James P. Sommers                    74,237               7,500               45,000                     93,000
Board Member

A. Max Walker                       85,413               9,200               56,000                    128,063
Chairman of the Board

Charles B. Walker                   69,396               7,500               45,000                     87,000
Board Member

Thomas S. Word                      74,237               7,500               45,000                     93,000
Board Member


         (1) All Board Members receive reasonable reimbursements for expenses related to their attendance at meetings of the Boards. Except to the extent that
A. Max Walker, as Chairman of the Board of each Company, can be deemed to be an officer of such Company, no officers of the Companies receive direct remuneration from the Companies for serving in such capacities.

         (2) Messrs. Grigg, Keller and A.M. Walker receive compensation from eleven investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Item 22 of Rule 14a-101 under the 1934 Act. Messrs. Benson, Ermer, C. Walker,

Sommers, Mundy and Word receive compensation from seven investment companies deemed to be part of the Nations Funds complex. Mr. Carmichael receives compensation from four investment companies deemed to be part of the Nations Funds complex.

         (3) Total compensation amounts include deferred compensation payable to or accrued for the following Board Members: Edmund L. Benson, III $44,302; James Ermer $86,898; William H. Grigg $90,649; Thomas F. Keller $91,343; and Thomas S. Word $89,567.

         Nations Funds Retirement Plan

         Under the terms of the Nations Funds Family Retirement Plan for Eligible Board Members (the "Retirement Plan"), each Board Member may be entitled to certain benefits upon retirement from the Boards. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible Board Member has attained age 65 and has completed at least five years of continuous service with one or more of the Companies. If a Board Member retires before reaching age 65, no benefits are payable. Each eligible Board Member is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate Board Member's fees payable by the Funds during the calendar year in which the Board Member's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible Board Member in quarterly installments for a period of no more than five years. If an eligible Board Member dies after attaining age 65, the Board Member's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the Board Member if he had not died. The Retirement Plan is unfunded. The benefits owed to each Board Member are unsecured and subject to the general creditors of the Funds.

         Nations Funds Deferred Compensation Plan

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Board Members (the "Deferred Compensation Plan"), each Board Member may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the Board Member for that calendar year. An application was submitted to and approved by the SEC to permit deferring Board Members to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring Board Members' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring Board Members' retirement benefits commence under the Retirement Plan. The Boards, in their sole discretion, may accelerate or extend such payments after a Board Member's termination of service. If a deferring Board Member dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the Board Member's death. If a deferring Board Member dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the Board Member. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring Board Members have the status of unsecured creditors of the Companies from which they are deferring compensation.

         Codes of Ethics

         Each Company, each Adviser and Stephens have adopted a Code of Ethics which contains policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These Codes of Ethics substantially comply in all material respects with recently amended Rule 17j-1 under the 1940 Act, which among other things provides that the Boards must review each Code of Ethics at least annually.

         The Codes of Ethics, among other things, prohibit each access person of the Company from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Codes of Ethics, an access person means (i) a director or officer of a Company, (ii) any employee of a Company (or any company in a control relationship with a Company) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by a Company, and (iii) any natural person in a control relationship with a Company who obtains information concerning recommendations made to a Company regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to a Company any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Codes of Ethics generally require that a Company's access persons, other than its "disinterested" Board Members, submit reports to a Company's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The Codes of Ethics for the Companies, Advisers and Stephens are on public file with, and are available from, the SEC.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of July 1, 2001, Bank of America, N.A., One Bank of America Plaza, Charlotte, NC 28255, a wholly-owned subsidiary of Bank of America Corporation, may be deemed a "control person" (as that term is defined in the 1940 Act) of those Funds, shown below, in that it is deemed to beneficially own greater than 25% of the outstanding shares of a Fund by virtue of its fiduciary or trust roles.

         As of July 1, 2001, the name, address and percentage of ownership of each person who may be deemed to be a principal holder (i.e., owns of record or is known by a Company to own beneficially 5% or more of any class of a Fund's outstanding shares) is:


          Fund/Class           Ownership            Address                          Amount of     % of     % of
                                  Type                                             Shares Owned    Class    Fund

KANSAS MUNICIPAL INCOME FUND       R      GTRUST                                     15,521.98      5.06    0.00
INVESTOR A                                PO BOX 2127
                                          TOPEKA KS 66601-2127

KANSAS MUNICIPAL INCOME FUND       R      NFSC FEBO # W52-044652                    178,550.38     58.29    0.02
INVESTOR A                                DOUGLAS J TERNES
                                          12011 HICKORY LANE
                                          WICHITA KS 67235

KANSAS MUNICIPAL INCOME FUND       R      NFSC FEBO # W52-003573                     24,799.02      8.09    0.00
INVESTOR A                                V KATHERYN & JIM F COPELAND TTEE
                                          V KATHERYN COPELAND REV TR/UA 11
                                          1400 N WOODLAWN APT 6C
                                          WICHITA KS 67208

KANSAS MUNICIPAL INCOME FUND       R      JARNAT                                     30,343.50      9.90    0.00
INVESTOR A                                C/O FIRST NATIONAL BANK
                                          PO BOX 545
                                          WINFIELD KS 67156

KANSAS MUNICIPAL INCOME FUND       R      NFSC FEBO # W52-037605                     25,570.36     99.99    0.00
INVESTOR B                                ARLENE E BEHRING
                                          1440 N GATEWOOD #27
                                          WICHITA KS 67206

KANSAS MUNICIPAL INCOME FUND       R      STEPHENS INC                                 1.001       100.00   0.00
INVESTOR C                                ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

KANSAS MUNICIPAL INCOME FUND       B      BANK OF AMERICA NA                       9,997,410.52    99.99    0.97
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

LIFEGOAL BALANCED GROWTH           B      STATE STREET BANK & TRUST CO TTEE         159,702.514    28.15    0.01
PORTFOLIO INVESTOR A                      FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090


LIFEGOAL BALANCED GROWTH           B      STATE STREET BANK & TRUST CO TTEE         111,575.222    47.99    0.01
PORTFOLIO INVESTOR C                      FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

LIFEGOAL BALANCED GROWTH           B      BANK OF AMERICA NA TTEE                  18,339,847.39   99.94    0.88
PORTFOLIO PRIMARY A                       NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

LIFEGOAL BALANCED GROWTH           R      BNY CUST ROLLOVER IRA FBO                  27,371.69     85.35    0.00
PORTFOLIO PRIMARY B                       MICHAEL CARDELINO
                                          1712 FLATWOOD DRIVE
                                          FLOWER MOUND TX 75028

LIFEGOAL BALANCED GROWTH           R      BNY CUST SEP IRA FBO                       4,688.89      14.62    0.00
PORTFOLIO PRIMARY B                       RONALD E ROSS
                                          4004 NEW TOWN RD
                                          WAXHAW NC 28173-9759

LIFEGOAL GROWTH PORTFOLIO          B      STATE STREET BANK & TRUST CO TTEE          82,352.99     30.93    0.01
INVESTOR C                                FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

LIFEGOAL GROWTH PORTFOLIO          B      BANK OF AMERICA NA TTEE                  6,300,428.50    98.37    0.64
PRIMARY A                                 NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

LIFEGOAL GROWTH PORTFOLIO          R      BNY CUST IRA FBO                            698.28       99.79    0.00
PRIMARY B                                 FRANK W TIMPA
                                          PO BOX 612
                                          FORT MYERS FL 33902-0000

LIFEGOAL INCOME & GROWTH           R      BNY CUST FBO                               10,783.42      5.66    0.00
PORTFOLIO INVESTOR A                      MARSHA L BREWER
                                          SEP IRA PLAN
                                          9907 FLOYD ST
                                          OVERLAND PARK KS 66212

LIFEGOAL INCOME & GROWTH           B      DIVERSIFIED INVESTMENT ADVISORS            12,804.16      6.72    0.00
PORTFOLIO INVESTOR A                      ATTN: BHEESHAM PERSAUD
                                          MAIL DROP 2-52
                                          4 MANHATTANVILLE ROAD
                                          PURCHASE NY 10577-2119

LIFEGOAL INCOME & GROWTH           B      STATE STREET BANK & TRUST CO TTEE          45,681.17     23.98    0.11
PORTFOLIO INVESTOR A                      FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

LIFEGOAL INCOME & GROWTH           B      STATE STREET BANK & TRUST CO TTEE          73,924.96     59.54    0.11
PORTFOLIO INVESTOR C                      FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

LIFEGOAL INCOME & GROWTH           B      DONALD R ATKINS AND                        8,333.48       6.71    0.00
PORTFOLIO INVESTOR C                      DAVID R MORGAN TTEES
                                          LYNDON STEEL 401K PROFIT SHARING PL
                                          1947 UNION CROSS ROAD
                                          WINSTON-SALEM NC 27107


LIFEGOAL INCOME & GROWTH           B      BANK OF AMERICA NA TTEE                  1,882,576.11    99.73    0.64
PORTFOLIO PRIMARY A                       NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

LIFEGOAL INCOME & GROWTH           R      STEPHENS INC                                 1.23        100.00   0.00
PORTFOLIO PRIMARY B                       ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

AGGRESSIVE GROWTH FUND             R      BNY CUST ROLLOVER IRA FBO                  3,232.41       5.77    0.00
INVESTOR C                                BRIAN W LUGER
                                          7905 SAGAMORE RD
                                          LEAWOOD KS 66206

AGGRESSIVE GROWTH FUND             R      WACHOVIA SECURITIES, INC.                  3,524.24       6.30    0.00
INVESTOR C                                FBO 564-89769-17
                                          P.O. BOX 1220
                                          CHARLOTTE, NC 28201-1220

AGGRESSIVE GROWTH FUND             R      BNY CUST SEP IRA FBO                       3,527.42       6.30    0.00
INVESTOR C                                DAVID M STOUT
                                          202 HUDSON LN
                                          JACKSONVILLE NC 28540

AGGRESSIVE GROWTH FUND             R      NFSC FEBO # W19-659355                     3,581.75       6.40    0.00
INVESTOR C                                FALCON FOOD SVC CO INC
                                          ATT J B KRAFT PRESIDENT
                                          12753 PINEACRE LANE
                                          WEST PALM BCH, FL 33414

AGGRESSIVE GROWTH FUND             B      JAMES HIGHTOWER ART HIGHTOWER AND          3,925.66       7.01    0.00
INVESTOR C                                WILLIAM HIGHTOWER TTEES FBO
                                          HIGHTOWER CONSTRUCTION CO INC
                                          401K PROFIT SHARING PLAN
                                          P O BOX 1369
                                          GOOSE CREEK SC 29445

AGGRESSIVE GROWTH FUND             B      SUMMERVILLE PEDIATRICS PA                  9,946.31      17.78    0.00
INVESTOR C                                PROFIT SHARING PLAN
                                          312 MIDLAND PARKWAY
                                          SUMMERVILLE SC 29485-8114

AGGRESSIVE GROWTH FUND             B      BANK OF AMERICA NA                       10,569,877.30   99.78    0.74
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

ASSET ALLOCATION FUND              B      SEAFIRST BANK                            7,998,490.28    66.78    0.38
INVESTOR A                                FBO RETIREMENT SVCS
                                          PO BOX 84248
                                          SEATTLE WA 98124-5548

ASSET ALLOCATION FUND              B      MERRILL LYNCH, PIERCE, FENNER              17,190.23      8.02    0.00
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

ASSET ALLOCATION FUND              B      STATE STREET BANK & TRUST CO TTEE          99,360.89     46.36    0.00
INVESTOR C                                FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

ASSET ALLOCATION FUND PRIMARY      B      BANK OF AMERICA NA                       2,106,289.28    98.25    0.10
A                                         ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

ASSET ALLOCATION FUND-PRIMARY      R      STEPHENS INC                                 1.73        100.00   0.00
B                                         ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

BLUE CHIP FUND INVESTOR A          B      SEAFIRST BANK                            12,132,985.25   54.46    0.43
                                          FBO RETIREMENT SVCS
                                          PO BOX 84248
                                          SEATTLE WA 98124-5548

BLUE CHIP FUND INVESTOR C          B      STATE STREET BANK & TRUST CO TTEE         515,299.93     73.93    0.02
                                          FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

BLUE CHIP FUND PRIMARY A           B      BANK OF AMERICA NA                       1,876,735.53    88.79    0.07
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

BLUE CHIP FUND PRIMARY A           B      NATIONS LIFEGOAL PORTFOLIOS INC           109,033.55      5.15    0.00
                                          LIFEGOAL INCOME & GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255

BLUE CHIP FUND-PRIMARY B           R      STEPHENS INC                                 0.70        100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

BOND FUND INVESTOR A               B      COBATCO C/O SYNOVUS TRUST CO             1,793,991.93    36.31    0.01
                                          OPERATIONS
                                          1148 BROADWAY
                                          COLUMBUS GA 31901

BOND FUND INVESTOR B               B      MERRILL LYNCH, PIERCE, FENNER              59,434.10      6.17    0.00
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

BOND FUND INVESTOR C               R      BNY CUST IRA FBO                           10,707.13      6.90    0.00
                                          JAMES A BLANCHARD
                                          9 LAS BRISAS
                                          AUSTIN TX 78746

BOND FUND INVESTOR C               B      MERRILL LYNCH, PIERCE, FENNER              19,546.35     12.60    0.00
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

BOND FUND INVESTOR C               B      SUMMERVILLE PEDIATRICS PA                  21,535.89     13.89    0.00
                                          PROFIT SHARING PLAN
                                          312 MIDLAND PARKWAY
                                          SUMMERVILLE SC 29485-8114

BOND FUND INVESTOR C               R      NFSC FEBO # W80-059390                     8,370.12       5.39    0.00
                                          HELEN E SOLBERG TTEE
                                          HELEN ELIZABETH SOLBERG TRUST
                                          U/A 11/4/96
                                          183 3RD AVE #509
                                          CHULA VISTA CA 91910

BOND FUND INVESTOR C               R      CARVER DEVELOPMENT BOARD                   9,052.57       5.83    0.00
                                          ENDOWMENT FUND
                                          226 N HACKBERRY ST
                                          SAN ANTONIO TX 78202

BOND FUND PRIMARY A                B      BANK OF AMERICA NA                      223,017,281.22   92.03    0.90
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

BOND FUND PRIMARY B                R      STEPHENS INC                                 1.05        100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

CALIFORNIA MUNICIPAL BOND          R      NFSC FEBO # W73-620181                     42,389.69      5.04    0.00
FUND INVESTOR B                           HAZEL A NELSON TTEE
                                          OF THE NELSON FAMILY TRUST
                                          U/A 7/28/92
                                          P O BOX 1457
                                          WHITTIER CA 90609

CALIFORNIA MUNICIPAL BOND          R      BANC OF AMERICA INVESTMENT SERVICES        42,912.46      5.10    0.00
FUND INVESTOR B                           FBO 390139091
                                          185 BERRY ST.
                                          3RD FLOOR #12640 SAN FRANCISCO CA 94107

CALIFORNIA MUNICIPAL BOND          R      NFSC FEBO # W79-686131                     54,042.90      6.42    0.00
FUND INVESTOR B                           ESHAGH ESHAGHADEH
                                          631 S OLIVE ST #555 & 565
                                          LOS ANGELES CA 90014

CALIFORNIA MUNICIPAL BOND          R      NFSC FEBO # W80-075507                     27,566.32      9.73    0.00
FUND INVESTOR C                           JOSE L MAZON
                                          NORMA MAZON
                                          1293 GAYWOOD ST
                                          SAN DIEGO CA 92154

CALIFORNIA MUNICIPAL BOND          B      MERRILL LYNCH, PIERCE, FENNER              31,752.16     11.21    0.00
FUND INVESTOR C                           & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

CALIFORNIA MUNICIPAL BOND          R      NFSC FEBO # W75-610682                     33,899.28     11.97    0.00
FUND INVESTOR C                           DENNIS REN YEON WONG
                                          1262 TAINAN PL
                                          SAN JOSE CA 95131

CALIFORNIA MUNICIPAL BOND          R      BANC OF AMERICA INVESTMENT SERVICES        34,435.90     12.16    0.00
FUND INVESTOR C                           FBO 370510421
                                          PO BOX 3701
                                          INVESTMENT OPERATIONS WA1-501-31-10
                                          SEATTLE  WA 981243701

CALIFORNIA MUNICIPAL BOND          R      BANC OF AMERICA INVESTMENT SERVICES        37,128.02     13.11    0.00
FUND INVESTOR C                           FBO 330109681
                                          PO BOX 3701
                                          INVESTMENT OPERATIONS WA1-501-31-10
                                          SEATTLE  WA 981243701

CALIFORNIA MUNICIPAL BOND          R      NFSC FEBO # W75-043389                     41,235.06     14.56    0.00
FUND INVESTOR C                           CHEUK WONG LEE
                                          19TH FL 78-B
                                          MEI FOO SUN CHUEN
                                          KOWLOON HONGKONG
                                          CHINA, PEOPLES REPUBLIC

CALIFORNIA MUNICIPAL BOND          B      BANK OF AMERICA NA                       5,913,084.23    99.99    0.22
FUND PRIMARY A                            ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

CALIFORNIA TAX RESERVES B          R      NFSC FEBO # W80-004251                       1.21        10.79    0.00
                                          DUKEE KWON
                                          22545 SKYLINE DR.
                                          YORBA LINDA CA 92887

CALIFORNIA TAX RESERVES B          R      STEPHENS INC                                 10.00       89.20    0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

CALIFORNIA TAX RESERVES C          R      STEPHENS INC                                 10.00       100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

CALIFORNIA TAX-EXEMPT              R      LEWCO SECURITIES                         18,936,586.76    5.44    0.01
RESERVES ADVISER FD                       00034 EXCHANGE PLACE PLAZA 2
                                          JERSEY CITY NJ 07311-3988

CALIFORNIA TAX-EXEMPT              B      NATIONAL FINANCIAL FOR THE              281,752,936.24   81.01    0.43
RESERVES ADVISER FD                       EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

CALIFORNIA TAX-EXEMPT              R      AMERICAN INDUSTRIAL PARTNERS             1,500,108.62    87.65    0.00
RESERVES CAPITAL FD                       ONE MARITIME PLAZA #2525
                                          SAN FRANCISCO CA 94111

CALIFORNIA TAX-EXEMPT              R      INTEGRAL CAPITAL MGMT III LP              211,326.88     12.34    0.00
RESERVES CAPITAL FD                       ATTN SUSAN BIGLIERI
                                          2750 SAND HILL ROAD
                                          MENLO PARK CA 94025

CALIFORNIA TAX-EXEMPT              B      NATIONAL FINANCIAL FOR THE              212,811,648.37   27.29    0.43
RESERVES DAILY FUND                       EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

CALIFORNIA TAX-EXEMPT              R      STEPHENS INC                                 10.00       100.00   0.00
RESERVES INSTITUTIONAL CLASS              ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

CALIFORNIA TAX-EXEMPT              B      BA INVESTMENT SERVICES INC              566,043,195.65   72.59    0.33
RESERVES DAILY FUND                       FOR THE BENEFIT OF CUSTOMERS
                                          UNIT 17852 ATTN H DAVID JONES 3RD
                                          PO BOX 7042
                                          SAN FRANCISCO CA 94120

CALIFORNIA TAX-EXEMPT              B      NATIONAL FINANCIAL FOR THE              233,547,637.90   97.38    0.43
RESERVES INVESTOR FD                      EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

CALIFORNIA TAX-EXEMPT              R      STEPHENS INC                                 25.08       100.00   0.00
RESERVES LIQUIDITY                        ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

CALIFORNIA TAX-EXEMPT              R      STEPHENS INC                                 25.08       100.00   0.00
RESERVES MARKET                           ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

CALIFORNIA TAX-EXEMPT              R      STEPHENS INC                                 25.08       100.00   0.00
RESERVES SERVICES                         ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

CALIFORNIA TAX-EXEMPT              B      BANK OF AMERICA NA                      323,523,871.79   99.12    0.19
RESERVES TRUST CL.                        ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

NAIONS CAPITAL GROWTH FUND         B      MERCANTILE SAFE DEP & TRUST CO TTEE       244,480.40      6.06    0.00
INVESTOR A                                CASE COMMUNICATIONS DEFINED BENEFIT
                                          PLAN  A/C# 3400306
                                          U/A DTD 05/28/1984
                                          766 OLD HAMMONDS FERRY RD
                                          LINTHICUM MD 21090

CAPITAL GROWTH FUND INVESTOR C     R      NFSC FEBO # W13-653160                     21,916.90      5.06    0.00
                                          NFSC/FMTC IRA ROLLOVER
                                          FBO HERBERT HALPERIN
                                          6905 NEVIS RD
                                          BETHESDA MD 20817

CAPITAL GROWTH FUND INVESTOR C     R      NFSC FEBO # W16-719625                     27,376.81      6.33    0.00
                                          NFSC/FMTC IRA
                                          FBO JAMES A HULLENDER
                                          211 BLUEBIRD RD
                                          LAKE LURE NC 28746

CAPITAL GROWTH FUND INVESTOR C     B      E LARRY FONTS TTEE FBO                     28,799.34      6.66    0.00
                                          CENTRAL DALLAS ASSOCIATION
                                          PROFIT SHARING PLAN
                                          1201 ELM STREET SUITE 5310
                                          DALLAS TX 75270

CAPITAL GROWTH FUND PRIMARY A      B      BANK OF AMERICA NA                       57,229,894.53   98.13    0.83
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

CAPITAL GROWTH FUND PRIMARY B      R      STEPHENS INC                                 1.66        100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

CASH RESERVES ADVISER FUND         B      NATIONAL FINANCIAL FOR THE              733,113,941.31   10.87    0.17
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

CASH RESERVES ADVISER FUND         R      SECURITY PACIFIC CASH MANAGEMENT        908,867,600.00   13.48    0.02
                                          C/O BOFA-GPO M/C CA4-706-04-13
                                          ATTN REGINA OLSEN--4TH FLOOR
                                          1850 GATEWAY BLVD # 5533
                                          CONCORD CA 94520-3275

CASH RESERVES ADVISER FUND         B      NATIONSBANK OF TEXAS NA AGENT FBO       910,664,860.75   13.51    0.02
                                          GLOBAL FINANCE SWEEP CUSTOMERS
                                          ATTN: STEVEN EDWARDS
                                          1201 MAIN ST TX1-609-21-04
                                          DALLAS TX 75202

CASH RESERVES B                    R      NFSC FEBO # W17-692956                   1,617,644.23     5.44    0.00
                                          L-J INC #1
                                          BANK OF AMERICA COLLATERAL LN
                                          ATT TRIPP WHITENER SC3240-03-05
                                          NATIONSBANK PO BOX 448
                                          COLUMBIA SC 29202

CASH RESERVES C                    R      LEGG MASON WOOD WALKER INC.               121,229.22      9.34    0.00
                                          309-70465-14
                                          PO BOX 1476
                                          BALTIMORE, MD 21202

CASH RESERVES C                    R      NFSC FEBO # W52-048305                    200,000.000    15.40    0.00
                                          CATHERINE R BECK
                                          RICHARD BECK
                                          3214 W 101 STREET
                                          LEAWOOD  KS 66206

CASH RESERVES C                    B      RITCHEY M MARBURY III TTEE                 81,863.75      6.30    0.00
                                          MARBURY ENGINEERING CO
                                          PROFIT SHARING PLAN
                                          2334 LAKE PARK DR
                                          ALBANY GA 31707

CASH RESERVES C                    R      NFSC FEBO # W77-642860                     83,924.36      6.46    0.00
                                          TIMOTHY B ELL
                                          VERA ELL ELL-JACOBS
                                          TINA ELL-JACOBS
                                          1915 NE BRYANT ST
                                          PORTLAND OR 97211

CASH RESERVES CAPITAL FUND         B      BANC OF AMERICA LLC                     1,278,747,769.89  6.43    0.02
                                          ATTN MUTUAL FUNDS
                                          600 MONTGOMERY ST
                                          SAN FRANCISCO CA 94111

CASH RESERVES CAPITAL FUND         B      THE BANK OF NEW YORK                    1,632,500,000.00  8.21    0.03
                                          AS AGENT FOR ITS SECURITIES
                                          LENDING CUSTOMERS
                                          101 BARCLAY ST
                                          NEW YORK NY 10286

CASH RESERVES CAPITAL FUND         B      BANK OF AMERICA NA                      2,091,832,562.55 10.52    0.04
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911


CASH RESERVES DAILY CLASS          B      BA INVESTMENT SERVICES INC              4,757,174,680.90 32.87    0.09
                                          FOR THE BENEFIT OF CUSTOMERS
                                          UNIT 17852 ATTN H DAVID JONES 3RD
                                          PO BOX 7042
                                          SAN FRANCISCO CA 94120

CASH RESERVES DAILY CLASS          B      NATIONAL FINANCIAL FOR THE              7,383,082,168.96 51.02    0.17
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

CASH RESERVES INSTITUTIONAL        B      BANK OF AMERICA-SHORT TERM ASSET        330,434,000.00   30.83    0.01
CLASS                                     MANAGEMENT
                                          231 S LASALLE ST
                                          IL1-231-04-02
                                          CHICAGO IL 60697

CASH RESERVES INSTITUTIONAL        R      HARE & CO, BANK OF NEW YORK              96,981,286.07    9.05    0.01
CLASS                                     ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

CASH RESERVES INVESTOR FUND        R      SILICON VALLEY BANK                     4,739,787,773.47 77.39    0.09
                                          ATTN: BRIAN ARAKI
                                          3003 TASMAN DRIVE MSHG 110
                                          SANTA CLARA CA 95054

CASH RESERVES INVESTOR FUND        B      NATIONAL FINANCIAL FOR THE              989,075,757.36   16.15    0.17
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

CASH RESERVES SERVICES FUND        R      NATIONSBANK SWP DISBURSEMENT NC         458,500,000.00   44.70    0.01
                                          NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

CASH RESERVES TRUST CLASS          B      BANK OF AMERICA NA                      1,948,310,066.93 88.51    0.04
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

CASH RESERVES TRUST CLASS          R      HARE & CO, BANK OF NEW YORK             248,594,152.77   11.29    0.01
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

CASH RESERVES-MARKET CLASS         R      NATIONSBANK SWP DISBURSEMENT NC         3,442,000,000.00 99.12    0.06
                                          NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

CLASSIC VALUE FUND INVESTOR A      R      NFSC FEBO # W26-034444                     24,608.65      6.77    0.00
                                          JOE L ARNOLD
                                          PO BOX 1300
                                          BRISTOL VA 24203

CLASSIC VALUE FUND INVESTOR A      B      NFSC FEBO # W26-774561                     36,617.24     10.07    0.01
                                          PROFIT SHARING PLAN P/ADM
                                          GENERAL ASSURANCE OF AMERICA I
                                          DTD 06/18/73
                                          PO BOX 9469
                                          RICHMOND VA 23228


CLASSIC VALUE FUND INVESTOR A      B      MERRILL LYNCH, PIERCE, FENNER              55,075.71     15.15    0.03
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

CLASSIC VALUE FUND INVESTOR A      B      MERCANTILE SAFE DEPST & TRUST TTEE         57,105.26     15.71    0.01
                                          FBO CARTERET GENERAL HOSP MPPP TRST
                                          U/A DATED 10/08/98
                                          766 OLD HAMMONDS FERRY RD
                                          LINTHICUM MD 21090

CLASSIC VALUE FUND INVESTOR B      B      MERRILL LYNCH, PIERCE, FENNER              43,490.08      7.63    0.03
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

CLASSIC VALUE FUND INVESTOR C      B      MERRILL LYNCH, PIERCE, FENNER              69,475.42      6.08    0.03
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

CLASSIC VALUE FUND PRIMARY A       B      BANK OF AMERICA NA                       2,774,311.78    96.50    0.56
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

CONVERTIBLE SECURITIES FUND        B      MERRILL LYNCH, PIERCE, FENNER             312,418.46      7.18    0.02
INVESTOR B                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

CONVERTIBLE SECURITIES FUND        B      STATE STREET BANK & TRUST CO TTEE         128,970.19     14.81    0.00
INVESTOR C                                FBO COASTGEAR & COMPANY
                                          ATTN: KEVIN SMITH
                                          105 ROSEMONT AVE
                                          WESTWOOD MA 02090

CONVERTIBLE SECURITIES FUND        B      MERRILL LYNCH, PIERCE, FENNER             195,006.33     22.39    0.02
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

CONVERTIBLE SECURITIES FUND        B      BANK OF AMERICA NA                       5,722,183.67    88.93    0.18
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

CONVERTIBLE SECURITIES FUND        R      BANC OF AMERICA SECURITIES LLC            619,077.81      9.62    0.02
PRIMARY A                                 131-00002-19
                                          CA5-801-07-13
                                          600 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94111

EMERGING MARKETS FUND              B      CHARLES SCHWAB & CO INC                   123,729.81     22.16    0.03
INVESTOR A                                SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

EMERGING MARKETS FUND              B      CENTRAL TX COLLEGE EMP PP&TR DTD 8/       230,860.62     41.36    0.06
INVESTOR A                                PEN PLAN ADMIN / TTEES: HIDY/LIBERT
                                          YOUNG/WAITE/AITKEN/ERSKINE
                                          MOR-NATIONS EMERGING-EQUITY
                                          PO BOX 1800
                                          KILLEEN  TX 765401800

EMERGING MARKETS FUND              B      CENTRAL TX EMPL SUPPL P&TR DTD 8/24        32,621.61      5.84    0.01
INVESTOR A                                PEN PLAN ADMIN / TTEES: HIDY/LIBERT
                                          YOUNG/WAITE/AITKEN/ERSKINE
                                          MOR-NATIONS EMERGING - EQUITY
                                          PO BOX 1800
                                          KILLEEN  TX 765401800

EMERGING MARKETS FUND              R      CIBC WORLD MARKETS CORP.                   1,065.48       9.64    0.00
INVESTOR C                                FBO 020-63009-15
                                          P.O. BOX 3484
                                          CHURCH STREET STATION
                                          NEW YORK, NY 10008-3484

EMERGING MARKETS FUND              R      NFSC FEBO # W52-602817                     1,131.22      10.24    0.00
INVESTOR C                                NFS/FMTC IRA
                                          FBO AUGUSTA J NELSON
                                          706 MITCHELL
                                          OAK GROVE    MO 64075

EMERGING MARKETS FUND              R      NFSC FEBO # W52-693553                     1,476.83      13.37    0.00
INVESTOR C                                JOSEPH JAMES MULVANEY
                                          P O BOX 4703
                                          DES MOINES    IA 50306

EMERGING MARKETS FUND              R      CIBC WORLD MARKETS CORP.                    552.64        5.00    0.00
INVESTOR C                                FBO 320-20636-10
                                          P.O. BOX 3484
                                          CHURCH STREET STATION
                                          NEW YORK, NY 10008-3484

EMERGING MARKETS FUND              B      MERRILL LYNCH, PIERCE, FENNER               590.00        5.34    0.00
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

EMERGING MARKETS FUND              R      NFSC FEBO # W17-648345                      600.74        5.44    0.00
INVESTOR C                                NFSC/FMTC IRA
                                          FBO CARROLL L TERRELL
                                          6502 WOODROW TERR
                                          RICHMOND  VA 23228

EMERGING MARKETS FUND              R      CIBC WORLD MARKETS CORP.                    706.52        6.39    0.00
INVESTOR C                                FBO 020-70721-17
                                          P.O. BOX 3484
                                          CHURCH STREET STATION
                                          NEW YORK, NY 10008-3484

EMERGING MARKETS FUND              R      NFSC FEBO # 186-079626                      956.02        8.65    0.00
INVESTOR C                                FMT CO CUST IRA
                                          FBO RODNEY E GOODMAN
                                          1834 230TH AVE NE
                                          REDMOND  WA 98074

EMERGING MARKETS FUND PRIMARY      B      BANK OF AMERICA NA                       2,625,918.10    86.43    0.69
A                                         ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

EMERGING MARKETS FUND PRIMARY      B      NATIONS LIFEGOAL PORTFOLIOS INC           340,848.12     11.21    0.09
A                                         LIFEGOAL GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255

EMERGING MARKETS FUND PRIMARY      R      STEPHENS INC                                 2.43        100.00   0.00
B                                         NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

EQUITY INCOME FUND INVESTOR A      B      COBATCO C/O SYNOVUS TRUST CO              247,953.97      9.23    0.01
                                          OPERATIONS
                                          1148 BROADWAY
                                          COLUMBUS GA 31901

EQUITY INCOME FUND INVESTOR C      R      NFSC FEBO # W16-686590                     17,454.60      6.04    0.00
                                          FRANK L PRICE
                                          ANN PRICE SILVA
                                          202 WALNUT HILLS DR
                                          BREVARD NC 28712

EQUITY INCOME FUND PRIMARY A       B      BANK OF AMERICA NA                       26,534,366.45   99.89    0.78
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

EQUITY INCOME FUND PRIMARY B       R      STEPHENS INC                                 1.24        100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

FINANCIAL SERVICES FUND            R      JOHN W ZIMMERMAN &                         1,516.68      43.54    0.00
INVESTOR A                                MARY T ZIMMERMAN JTWROS
                                          809 CASTLE FOREST CT
                                          BALLWIN MO 63021

FINANCIAL SERVICES FUND            R      NFSC FEBO # W81-006580                      276.75        7.94    0.00
INVESTOR A                                NFS/FMTC SEP IRA
                                          FBO MARK J GLASSMAN
                                          4 MOUNTAIN VIEW RD
                                          WEST HAVEN   CT 06516

FINANCIAL SERVICES FUND            R      NFSC FEBO # EMP-072060                      300.00        8.61    0.00
INVESTOR A                                BRIAN HAGLER
                                          BRIDGET HAGLER
                                          270 COVENTRY WAY
                                          HIGHLAND  IL 62249

FINANCIAL SERVICES FUND            R      NFSC FEBO # EMP-104183                      478.47       13.73    0.00
INVESTOR A                                MICHAEL J ANCELL
                                          PAMELA S ANCELL
                                          1203 CHAVANIAC DRIVE
                                          BALLWIN  MO 63011

FINANCIAL SERVICES FUND            R      NFSC FEBO # W38-612324                      597.02       17.14    0.00
INVESTOR A                                NFSC/FMTC IRA
                                          FBO JEFFREY K SMITH
                                          5348 SUNNY FIELD CT
                                          ELLICOTT CITY   MD 21043


FINANCIAL SERVICES FUND            R      BANC OF AMERICA INVESTMENT SERVICES        2,868.07      29.13    0.01
INVESTOR B                                FBO 320413601
                                          PO BOX 3701
                                          INVESTMENT OPERATIONS WA1-501-31-10
                                          SEATTLE WA 981243701

FINANCIAL SERVICES FUND            R      NFSC FEBO # W81-658677                      518.59        5.26    0.00
INVESTOR B                                JOAN C ANJUM CUST
                                          JALEEL S ANJUM UTMA NV
                                          2891 AUGUSTA DR
                                          LAS VEGAS NV 89109

FINANCIAL SERVICES FUND            R      NFSC FEBO # W81-658685                      518.59        5.26    0.00
INVESTOR B                                JOAN C ANJUM CUST
                                          REHMAN S ANJUM UTMA NV
                                          2891 AUGUSTA DR
                                          LAS VEGAS NV 89109

FINANCIAL SERVICES FUND            R      NFSC FEBO # W81-658693                      518.59        5.26    0.00
INVESTOR B                                JOAN C ANJUM CUST
                                          SOFIA E ANJUM UTMA NV
                                          2891 AUGUSTA DR
                                          LAS VEGAS NV 89109

FINANCIAL SERVICES FUND            R      NFSC FEBO # W14-097926                      534.79        5.43    0.00
INVESTOR B                                NFS/FMTC IRA
                                          FBO JAMES W MAXWELL
                                          1060 TWIN LAKES RD
                                          ATHENS GA 30606

FINANCIAL SERVICES FUND            R      NFSC FEBO # W77-159247                      648.82        6.59    0.00
INVESTOR B                                NFSC/FMTC IRA
                                          FBO GARY L CAMPBELL
                                          16701 N MCDONALD
                                          PROSSER WA 99350

FINANCIAL SERVICES FUND            R      PAINEWEBBER FOR THE BENEFIT OF              728.16        7.39    0.00
INVESTOR B                                JERRY J BOYER &
                                          SHEILA F BOYER JTWROS
                                          18761-6 HAYWOOD TERRACE
                                          BOCA RATON FL 33496-6645

FINANCIAL SERVICES FUND            R      NFSC FEBO # W65-091022                      988.14       10.03    0.00
INVESTOR B                                NILDA RICHARDS
                                          720 S BREVARD AVENUE #117
                                          COCOA BEACH FL 32931

FINANCIAL SERVICES FUND            R      STEPHENS INC                                 1.00        100.00   0.00
INVESTOR C                                ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

FINANCIAL SERVICES FUND            B      BANC OF AMERICA ADVISORS INC              500,000.00     99.80    0.97
PRIMARY A                                 ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

FL INTER. MUNI. BOND FUND          B      COBATCO C/O SYNOVUS TRUST CO              128,288.53     21.07    0.01
INVESTOR A                                OPERATIONS
                                          1148 BROADWAY
                                          COLUMBUS GA 31901

FL INTER. MUNI. BOND FUND          R      NFSC FEBO # W65-066230                     30,812.03      5.06    0.00
INVESTOR A                                BRUCE D MCALLISTER
                                          1400 GREEN COVE RD
                                          WINTER PARK FL 32789

FL INTER. MUNI. BOND FUND          R      GERTRUDE L WOOD TTEE                       31,263.34      5.13    0.00
INVESTOR A                                U/A DTD FEB 26, 1991
                                          GERTRUDE L WOOD REV TRUST
                                          161 CYPRESS VIEW DR
                                          NAPLES FL 34113

FL INTER. MUNI. BOND FUND          B      FIRBAN & CO                                37,388.70      6.14    0.00
INVESTOR A                                FBO JOANNE B ALMAND TUA II
                                          C/O AMSOUTH BANK
                                          ATTN: MUTUAL FUND DEPT
                                          PO BOX 12365
                                          BIRMINGHAM AL 35202-1426

FL INTER. MUNI. BOND FUND          R      NFSC FEBO # W66-017817                     23,376.54      5.14    0.00
INVESTOR B                                JOSEPH EL MANN
                                          4201 NO OCEAN BLVD #C509
                                          BOCA RATON FL 33431

FL INTER. MUNI. BOND FUND          R      NFSC FEBO # W62-059013                     1,305.24       8.01    0.00
INVESTOR C                                STANTON T COOK
                                          TOD KENNETH EDWARD COOK
                                          TOD STANTON THOMAS COOK III
                                          1918 SUNNY PALM DR
                                          ORMOND BEACH FL 32174

FL INTER. MUNI. BOND FUND          R      DORIS R BOMSTEIN AND SANFORD               10,439.64     64.14    0.00
INVESTOR C                                SANFORD BOMSTEIN TTEES
                                          DORIS R BOMSTEIN TRUST
                                          U/A/D 08/20/91
                                          3000 S OCEAN BLVD APT 1201
                                          BOCA RATON FL 33432

FL INTER. MUNI. BOND FUND          B      MERRILL LYNCH, PIERCE, FENNER              4,415.21      27.12    0.00
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

FL INTER. MUNI. BOND FUND          B      BANK OF AMERICA NA                       21,882,735.80   100.00   0.95
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

FL MUNICIPAL BOND FUND             B      NATIONAL FINANCIAL SVS CORP              2,826,426.14    59.69    0.19
INVESTOR A                                FOR THE EXCLUSIVE BENEFIT OF
                                          OUR CUSTOMERS
                                          CHURCH STREET STATION
                                          PO BOX 3908
                                          NEW YORK NY 10008-3908

FL MUNICIPAL BOND FUND             R      NFSC FEBO # W64-048550                     2,191.55      24.22    0.00
INVESTOR C                                THOMAS W BROWN
                                          RT 20 BOX 2130
                                          LAKE CITY FL 32055

FL MUNICIPAL BOND FUND             B      MERRILL LYNCH, PIERCE, FENNER              6,542.16      72.31    0.00
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

FL MUNICIPAL BOND FUND             B      BANK OF AMERICA NA                       8,689,968.71    99.88    0.60
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

GA INTER. MUNI. BOND FUND          R      WACHOVIA SECURITIES, INC.                 161,162.67     13.68    0.01
INVESTOR A                                FBO 402-08416-17
                                          P.O. BOX 1220
                                          CHARLOTTE NC 28201-1220

GA INTER. MUNI. BOND FUND          B      TRENT & CO                                 60,836.50      5.16    0.00
INVESTOR A                                C/O OLD KENT BANK
                                          ATTN TRUST SECURITIES /MUTUAL
                                          FUND SPECIALIST
                                          4420 44TH ST STE A
                                          GRAND RAPIDS MI 49512-4011

GA INTER. MUNI. BOND FUND          R      WACHOVIA BANK NA CO-TTEE                   65,235.33      5.53    0.00
INVESTOR A                                OF LSW-S
                                          P O BOX 3073
                                          301 N MAIN ST MC NC-31057
                                          WINSTON-SALEM NC 27150

GA INTER. MUNI. BOND FUND          R      NFSC FEBO # W14-004162                     75,430.05      6.40    0.01
INVESTOR A                                ALICE HINTON RAY
                                          P O BOX 415
                                          DACULA GA 30019

GA INTER. MUNI. BOND FUND          R      NFSC FEBO # W14-086592                     76,903.56      6.52    0.01
INVESTOR A                                JAMES T WILLOUGHBY
                                          451 CHESTNUT HILL RD
                                          MARIETTA GA 30064

GA INTER. MUNI. BOND FUND          R      WACHOVIA SECURITIES, INC.                 254,882.29     40.65    0.02
INVESTOR B                                FBO 564-70081-18
                                          P.O. BOX 1220
                                          CHARLOTTE, NC 28201-1220

GA INTER. MUNI. BOND FUND          R      WACHOVIA SECURITIES, INC.                  32,890.61      5.24    0.00
INVESTOR B                                FBO 564-70080-19
                                          P.O. BOX 1220
                                          CHARLOTTE NC 28201-1220

GA INTER. MUNI. BOND FUND          R      PAINEWEBBER FOR THE BENEFIT OF             11,552.68     14.51    0.00
INVESTOR C                                KAY S COLLINS
                                          1512 NORTH CHENEY DR
                                          VIDALIA GA 30474-4322

GA INTER. MUNI. BOND FUND          R      NFSC FEBO # W14-652571                     51,047.04     64.12    0.00
INVESTOR C                                LETTY C CAGLE
                                          DOUGLAS CAGLE
                                          APT 318 8592 ROSWELL RD
                                          ATLANTA GA 30350

GA INTER. MUNI. BOND FUND          B      BANK OF AMERICA NA                       12,208,391.99   99.98    4.44
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

GA MUNICIPAL BOND FUND             R      NFSC FEBO # X09-188107                     11,176.37      6.02    0.00
INVESTOR A                                GERTRUDE P ALTFATER
                                          8592 ROSWELL RD APT 422
                                          ATLANTA   GA 30350-1889

GA MUNICIPAL BOND FUND             R      ANN P BLYTHE                               19,193.28     10.35    0.01
INVESTOR A                                1110 GRAYSTONE CROSSING
                                          ALPHARETTA GA 30005-7436

GA MUNICIPAL BOND FUND             R      NFSC FEBO # W14-725382                     27,491.53     14.82    0.01
INVESTOR A                                EDD PRICE
                                          LYNN PRICE
                                          AAA TANK TESTERS
                                          PO BOX 789
                                          BRAZELTON GA 30517

GA MUNICIPAL BOND FUND             R      NFSC FEBO # W14-749877                     29,938.03     16.14    0.01
INVESTOR A                                HUNTER R HUGHES III
                                          C/O ROGERS & HARDIN
                                          229 PEACHTREE ST NW
                                          2700 INTERATIONAL TOWER
                                          ATLANTA GA 30303

GA MUNICIPAL BOND FUND             R      NFSC FEBO # W14-004162                     80,445.89     43.39    0.03
INVESTOR A                                ALICE HINTON RAY
                                          P O BOX 415
                                          DACULA  GA 30019

GA MUNICIPAL BOND FUND             R      AUREATHA W FLOWERS                         1,439.80      17.61    0.00
INVESTOR C                                4 MIDDLE PLANTATION RD NW
                                          ATLANTA GA 30318

GA MUNICIPAL BOND FUND             B      MERRILL LYNCH, PIERCE, FENNER              6,323.60      77.35    0.00
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

GA MUNICIPAL BOND FUND             B      BANK OF AMERICA NA                       1,724,103.15    99.98    0.63
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

GLOBAL VALUE FUND INVESTOR A       B      MERRILL LYNCH, PIERCE, FENNER             199,323.76     41.28    0.31
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

GLOBAL VALUE FUND INVESTOR A       R      LEGG MASON WOOD WALKER INC.                48,309.18     10.00    0.03
                                          302-80616-16
                                          PO BOX 1476
                                          BALTIMORE, MD 21202

GLOBAL VALUE FUND INVESTOR B       B      MERRILL LYNCH, PIERCE, FENNER             113,875.13     36.20    0.31
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

GLOBAL VALUE FUND INVESTOR C       B      MERRILL LYNCH, PIERCE, FENNER             141,227.84     28.25    0.31
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

GLOBAL VALUE FUND PRIMARY A        B      BANC OF AMERICA ADVISORS INC              100,000.00     57.38    0.07
                                          ATTN BRIAN SMITH
                                          NC1-002-12-01
                                          101 S TRYON ST
                                          CHARLOTTE NC 28255-0001

GLOBAL VALUE FUND PRIMARY A        B      BANK OF AMERICA NA                         74,266.65     42.61    0.05
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

GOVERNMENT MONEY MARKET DAILY      R      BANC OF AMERICA INVESTMENT SERVICES      1,176,465.82     5.99    0.00
SHARES                                    FBO 320223781
                                          PO BOX 3701
                                          INVESTMENT OPERATIONS WA1-501-31-10
                                          SEATTLE WA 981243701

GOVERNMENT MONEY MARKET DAILY      B      NATIONAL FINANCIAL FOR THE               17,624,022.95   89.84    0.09
SHARES                                    EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

GOVERNMENT MONEY MARKET FUND       B      NATIONAL FINANCIAL FOR THE               17,631,180.39   88.95    0.09
INVESTOR A                                EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

GOVERNMENT MONEY MARKET FUND       R      FASKEN LTD                               14,554,229.53   21.18    0.04
INVESTOR B                                303 W WALL AVE STE 1900
                                          MIDLAND TX 79701

GOVERNMENT MONEY MARKET FUND       R      ELI S JACOBS                             3,599,095.84     5.23    0.01
INVESTOR B                                570 LEXINGTON AVE 22ND FL
                                          NEW YORK NY 1022

GOVERNMENT MONEY MARKET FUND       R      FASKEN OIL AND RANCH LTD                 4,609,071.94     6.70    0.01
INVESTOR B                                303 W WALL AVE STE 1900
                                          MIDLAND TX 79701

GOVERNMENT MONEY MARKET FUND       R      COLUMBIA COUNTY GENERAL FUND             5,080,348.26     7.39    0.01
INVESTOR B                                ATTN JUDY LEWIS
                                          PO BOX 1529
                                          LAKE CITY FL 32056-0000

GOVERNMENT MONEY MARKET FUND       R      NORBERT DICKMAN &                        7,211,726.69    10.49    0.02
INVESTOR B                                ROBERT DICKSON TRUSTEES
                                          BARBARA FASKEN 1995 TRUST
                                          303 WEST WALL AVE STE 1900
                                          MIDLAND TX 79701

GOVERNMENT MONEY MARKET FUND       R      NFSC FEBO # W69-008842                    468,933.47     96.59    0.00
INVESTOR C                                NFSC/FMTC IRA ROLLOVER
                                          FBO THOMAS S SPADARO
                                          346 ST GEORGE COURT
                                          VENICE  FL 34293

GOVERNMENT MONEY MARKET FUND       B      BANK OF AMERICA NA                      274,789,392.01   99.57    0.71
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

GOVERNMENT MONEY MARKET FUND       B      BANK OF AMERICA NA                        307,183.44     100.00   0.00
PRIMARY B                                 ATTN TONY FARRER (B SHARES)
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

GOVERNMENT RESERVES ADVISER        B      BANC OF AMERICA LLC                     197,998,423.49   20.85    0.05
FUND                                      ATTN MUTUAL FUNDS
                                          600 MONTGOMERY ST
                                          SAN FRANCISCO CA 94111

GOVERNMENT RESERVES ADVISER        B      NATIONAL FINANCIAL FOR THE              421,197,044.28   44.35    0.16
FUND                                      EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

GOVERNMENT RESERVES B              R      DEAN WITTER FOR THE BENEFIT OF            262,530.01     18.17    0.00
                                          GEORGE/K/ BERNSTEIN
                                          PO BOX 250 CHURCH STREET STATION
                                          NEW YORK, NY 10008-0250

GOVERNMENT RESERVES B              R      DEAN WITTER FOR THE BENEFIT OF            354,226.77     24.51    0.00
                                          CARYL S BERNSTEIN
                                          PO BOX 250 CHURCH STREET STATION
                                          NEW YORK, NY 10008-0250

GOVERNMENT RESERVES B              R      NFSC FEBO # W67-626333                    381,152.40     26.38    0.00
                                          CARLOS EXPOSITO
                                          40 NW 124 AVE
                                          MIAMI FL 33182

GOVERNMENT RESERVES B              R      NFSC FEBO # W14-661422                     78,956.31      5.46    0.00
                                          PERRY G MCLEAN
                                          BEVERLY W MCLEAN
                                          135 GINGERCAKE DR
                                          FAYETTEVILLE GA 30214

GOVERNMENT RESERVES B              R      DEAN WITTER FOR THE BENEFIT OF             79,103.27      5.47    0.00
                                          GEORGE K BERNSTEIN
                                          PO BOX 250 CHURCH STREET STATION
                                          NEW YORK, NY 10008-0250

GOVERNMENT RESERVES B              R      NFSC FEBO # W26-660612                     86,542.44      5.99    0.00
                                          NFSC/FMTC IRA ROLLOVER
                                          FBO HARRY H WALKER
                                          19810 EANES RD
                                          PETERSBURG VA 23803

GOVERNMENT RESERVES C              R      NFSC FEBO # W19-040584                     12,062.82     99.91    0.00
                                          DON L CLYMER CUST
                                          BRITTANY LYNN CLYMER UTMA FL
                                          PO BOX 2778
                                          EDWARDS CO 81632

GOVERNMENT RESERVES CAPITAL        R      ALLEGIS GROUP INC                       130,526,711.48   11.51    0.03
FUND                                      ATTN CHRISTOPHER LOETELL
                                          7301 PARKWAY DRIVE
                                          HANOVER MD 21076-1119

GOVERNMENT RESERVES CAPITAL        R      SAS INSTITUTE INC                       135,670,631.34   11.96    0.03
FUND                                      ATTN MR JEFF EAKES
                                          SAS CAMPUS DRIVE
                                          CARY NC 27513

GOVERNMENT RESERVES CAPITAL        R      MCVEAN TRADING & INVESTMENT LLC          65,545,863.91    5.78    0.02
FUND                                      CUSTOMER SEGREGATED FUNDS
                                          ATTN PAUL PLESCHER
                                          850 RIDGE LAKE BLVD STE 1
                                          MEMPHIS TN 38120

GOVERNMENT RESERVES CAPITAL        R      NC JOINT UNDERWRITING ASSOC              74,266,755.93    6.55    0.02
FUND                                      BEACH PLAN
                                          PO BOX 12500
                                          RALEIGH NC 27605

GOVERNMENT RESERVES CAPITAL        R      POZEN INC                                81,329,389.74    7.17    0.02
FUND                                      ATTN JOHN BARNHARDT
                                          6330 QUADRANGLE DR STE 240
                                          CHAPEL HILL NC 27514

GOVERNMENT RESERVES CAPITAL        R      LONE STAR TECHNOLOGIES INC               92,821,557.24    8.18    0.02
FUND                                      ATTN CHARLES J KESZLER
                                          PO BOX 803546
                                          DALLAS TX 75380-3546

GOVERNMENT RESERVES DAILY          B      NATIONAL FINANCIAL FOR THE              271,749,392.02   98.96    0.16
CLASS                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

GOVERNMENT RESERVES                R      ROUND ROCK ISD OPERATING FUND            12,009,314.73    9.66    0.00
INSTITUTIONAL CLASS                       ATTN ACCOUNTING DEPARTMENT
                                          1311 ROUND ROCK AVENUE
                                          ROUND ROCK TX 78681-4941

GOVERNMENT RESERVES                R      VARIETY WHOLESALERS                      15,000,000.00   12.06    0.00
INSTITUTIONAL CLASS                       PO BOX 17800
                                          RALEIGH NC 27619

GOVERNMENT RESERVES                R      GARMIN INTERNATIONAL INC                 15,000,000.00   12.06    0.00
INSTITUTIONAL CLASS                       ATTN KEVIN RAUCKMAN DIR OF FIN
                                          1200 EAST 151 ST
                                          OLATHE KS 66062

GOVERNMENT RESERVES                R      HOSPITAL AUTH OF VALDOSTA & LOWNDES      17,949,557.87   14.44    0.00
INSTITUTIONAL CLASS                       CO GA DBA S GA MEDICAL CENTER
                                          ATTN BILL HULING
                                          P O BOX 1727
                                          VALDOSTA GA 31603-1727

GOVERNMENT RESERVES                R      NEW VALLEY CORPORATION                   54,281,984.18   43.67    0.01
INSTITUTIONAL CLASS                       ATTN BRYANT KIRKLAND
                                          100 S E 2ND ST 32ND FLOOR
                                          MIAMI FL 33131-1502

GOVERNMENT RESERVES                B      BANK OF AMERICA-SHORT TERM ASSET         9,989,000.00     8.03    0.00
INSTITUTIONAL CLASS                       MANAGEMENT
                                          231 S LASALLE ST
                                          IL1-231-04-02
                                          CHICAGO IL 60697

GOVERNMENT RESERVES INVESTOR       B      NATIONAL FINANCIAL FOR THE              400,884,728.28   94.15    0.10
FUND                                      EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

GOVERNMENT RESERVES LIQUIDITY      R      CHARLOTTE PIPE AND FOUNDRY INC           24,045,397.23    6.70    0.01
CLASS                                     ATTN DENNIS DOWNING
                                          PO BOX 35430
                                          CHARLOTTE NC 28235

GOVERNMENT RESERVES LIQUIDITY      R      NATIONSBANK SWP DISBURSEMENT NC          25,000,000.00    6.97    0.01
CLASS                                     NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

GOVERNMENT RESERVES LIQUIDITY      R      BANC OF AMERICA LLC                     250,751,353.27   69.94    0.06
CLASS                                     ATTN MUTUAL FUNDS
                                          600 MONTGOMERY ST
                                          SAN FRANCISCO CA 94111

GOVERNMENT RESERVES MARKET         R      NATIONSBANK SWP DISBURSEMENT NC         506,000,000.00   99.76    0.12
CLASS                                     NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

GOVERNMENT RESERVES SERVICE        R      NATIONSBANK SWP DISBURSEMENT NC          29,000,000.00   99.99    0.01
CLASS                                     NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

GOVERNMENT RESERVES TRUST          B      BANK OF AMERICA NA                      332,317,711.05   99.99    0.08
CLASS                                     ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

GOVERNMENT SECURITIES FUND         B      UNION BANK TRUST NOMINEE                  324,493.88      5.40    0.01
INVESTOR A                                FBO ANGELUS SANITARY
                                          CAN MACHINE CO
                                          EMP WELFARE BP 610001305-00
                                          PO BOX 85484
                                          SAN DIEGO CA 92186-5484

GOVERNMENT SECURITIES FUND         R      CAROUSEL CAPITAL PARTNERS LP              522,044.89      8.68    0.02
INVESTOR A                                201 N TRYON STREET SUITE 2450
                                          CHARLOTTE NC 28202

GOVERNMENT SECURITIES FUND         R      NFSC FEBO # W53-678562                     19,399.14      6.91    0.00
INVESTOR C                                RUTH LEE PAAR
                                          750 WEBSTER
                                          WARSAW  IL 62379

GOVERNMENT SECURITIES FUND         R      FIRST CLEARING CORPORATION                 23,765.04      8.47    0.00
INVESTOR C                                A/C 2049-3139
                                          ERNEST A CHANDLER
                                          15 GLENKIRK
                                          CHARLESTON SC   29407

GOVERNMENT SECURITIES FUND         B      MERRILL LYNCH, PIERCE, FENNER              32,027.50     11.42    0.00
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

GOVERNMENT SECURITIES FUND         B      BANK OF AMERICA NA                       20,041,051.23   99.66    0.66
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

GOVERNMENT SECURITIES FUND         R      STEPHENS INC                                 2.20        100.00   0.00
PRIMARY B                                 ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

HIGH YIELD BOND FUND INVESTOR      B      BANC OF AMERICA INVESTMENT SERVICES       124,179.35      8.44    0.01
A                                         FBO 310465351
                                          PO BOX 3701
                                          INVESTMENT OPERATIONS WA1-501-31-10
                                          SEATTLE WA 981243701

HIGH YIELD BOND FUND INVESTOR      R      NFSC FEBO # W74-755850                    279,412.30     19.00    0.02
A                                         ROLF F ILLSLEY TTEE
                                          OF THE ROLF F ILLSLEY 1995 REV
                                          TR, U/A 11/16/95
                                          P O BOX 2804
                                          SANTA ROSA CA 95405

HIGH YIELD BOND FUND INVESTOR      R      NFSC FEBO # W76-007692                    463,098.20     31.49    0.03
A                                         LARRY A SHEHADEY
                                          1451 W ROBINWOOD LANE
                                          FRESNO CA 93711

HIGH YIELD BOND FUND INVESTOR      B      MERRILL LYNCH, PIERCE, FENNER              54,262.52     11.62    0.00
C                                         & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

HIGH YIELD BOND FUND PRIMARY A     B      NATIONS LIFEGOAL PORTFOLIOS INC          2,379,565.41    20.15    0.14
                                          LIFEGOAL BALANCED GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255

HIGH YIELD BOND FUND PRIMARY A     B      BANK OF AMERICA NA                       9,076,800.33    76.88    0.53
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

HIGH YIELD BOND PORTFOLIO          B      HARTFORD LIFE INSURANCE COMPANY          1,056,487.70    76.14    0.76
                                          ATTN DAVID TEN BROECK
                                          PO BOX 2999
                                          HARTFORD CT 06104-2999

HIGH YIELD BOND PORTFOLIO          B      HARTFORD LIFE INSURANCE COMPANY           290,882.31     20.96    0.76
                                          SEPARATE ACCOUNT TWO
                                          ATTN DAVID TEN BROECK
                                          P O BOX 2999
                                          HARTFORD CT 06104-2999

INTERMEDIATE BOND FUND             B      BANK OF AMERICA NA                       2,657,261.60    41.70    0.19
INVESTOR A                                ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

INTERMEDIATE BOND FUND             B      SEAFIRST BANK                            2,739,645.39    42.99    0.20
INVESTOR A                                FBO RETIREMENT SVCS
                                          PO BOX 84248
                                          SEATTLE WA 98124-5548

INTERMEDIATE BOND FUND             B      UNION BANK TRUST NOMINEE                  330,623.47      5.18    0.02
INVESTOR A                                FBO ANGELUS SANITARY
                                          CAN MACHINE CO
                                          EMP WELFARE BP 610001305-00
                                          PO BOX 85484
                                          SAN DIEGO CA 92186-5484

INTERMEDIATE BOND FUND             R      NFSC FEBO # W25-059382                     13,204.51     13.46    0.00
INVESTOR C                                JOHN L MANNING III P/ADM
                                          ORGAIN READY MIX PFT SHRING PL
                                          240 KRAFT ST
                                          CLARKSVILLE   TN 37040

INTERMEDIATE BOND FUND             R      NFSC FEBO # W77-299057                     5,988.02       6.10    0.00
INVESTOR C                                VERLIN R BALDWIN
                                          TOD BETTY B DIAL
                                          4134 NE FLANDERS ST
                                          PORTLAND OR 97232

INTERMEDIATE BOND FUND             B      MERRILL LYNCH, PIERCE, FENNER              56,653.87     57.78    0.01
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

INTERMEDIATE BOND FUND             R      NFSC FEBO # W76-046752                     7,740.48       7.89    0.00
INVESTOR C                                WILMA A DOWNER TTEE
                                          C LEONARD & WILMA A DOWNER FAM
                                          TR, U/A 12/21/00
                                          3640 KARL DRIVE
                                          NO HIGHLANDS CA 95660

INTERMEDIATE BOND FUND             R      NFSC FEBO # W80-052612                     11,782.31      6.28    0.00
INVESTORS B                               AMANDA URIBE RUIZ
                                          P O BOX 433956
                                          SAN YSIDRO CA 92173

INTERMEDIATE BOND FUND             R      DEAN WITTER FOR THE BENEFIT OF             12,640.69      6.74    0.00
INVESTORS B                               SHIRLEY M AFFOLTER TTEE FOR THE
                                          PO BOX 250 CHURCH STREET STATION
                                          NEW YORK, NY 10008-0250

INTERMEDIATE BOND FUND             B      MERRILL LYNCH, PIERCE, FENNER              14,011.77      7.47    0.01
INVESTORS B                               & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

INTERMEDIATE BOND FUND             R      PAINEWEBBER FOR THE BENEFIT OF             9,793.82       5.22    0.00
INVESTORS B                               SHERYL F. GORDON
                                          271 WILLOW LANE
                                          CARBONDALE CO 81623-9517

INTERMEDIATE BOND FUND             B      BANK OF AMERICA NA                       7,332,937.96    99.90    0.52
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

INTERMEDIATE MUNI. BOND FUND       R      HOMETOWN BANK & COMPANY                   311,904.77     11.33    0.00
INVESTOR A                                PO BOX 2887
                                          WILSON NC 27894-2887

INTERMEDIATE MUNI. BOND FUND       R      WARREN K MONTOURI TTEE                    385,569.792    14.00    0.00
INVESTOR A                                WARREN K MONTOURI TRUST
                                          U/A DTD 10/08/97
                                          2440 VIRGINIA AVE NW STE 100
                                          WASHINGTON DC 20037-2601

INTERMEDIATE MUNI. BOND FUND       B      COBATCO C/O SYNOVUS TRUST CO              545,918.71     19.83    0.00
INVESTOR A                                OPERATIONS
                                          1148 BROADWAY
                                          COLUMBUS GA 31901

INTERMEDIATE MUNI. BOND FUND       B      MERRILL LYNCH, PIERCE, FENNER              13,417.38     16.42    0.00
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

INTERMEDIATE MUNI. BOND FUND       R      NFSC FEBO # W77-336394                     14,332.42     17.54    0.00
INVESTOR C                                M A PROCTOR
                                          BETTY JANE PROCTOR
                                          303 2ND ST S #C-7
                                          KIRKLAND WA 98033

INTERMEDIATE MUNI. BOND FUND       R      CHARLES W DOOLIN                           41,603.61     50.91    0.00
INVESTOR C                                3508 HARVARD AVE
                                          DALLAS TX 75205-0000

INTERMEDIATE MUNI. BOND FUND       B      BANK OF AMERICA NA                      115,522,067.18   99.99    0.97
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

INTERMEDIATE MUNI. BOND            R      NFSC FEBO # W53-659851                     12,157.27      5.10    0.00
INVESTOR B                                EDWARD H WAELTERMAN & MARY L
                                          ELLERSIECK CO-TTEE EDWARD H &
                                          CORNELIA WAELTERMAN TR U/A 12/6/
                                          4 COUNT FLEET CIR
                                          FLORISSANT MO 63033

INTERMEDIATE MUNI. BOND            R      NFSC FEBO # W14-742724                     13,670.31      5.74    0.00
INVESTOR B                                SHIRLEY R COLEMAN
                                          711 4TH AVENUE
                                          WESTPOINT GA 31833
                                          LAGRANGE GA 30241

INTERMEDIATE MUNI. BOND            R      NFSC FEBO # W40-640670                     14,600.32      6.13    0.00
INVESTOR B                                MARTHA FAIN SHORES
                                          2024 DOWNING
                                          WICHITA FALLS TX 76308

INTERMEDIATE MUNI. BOND            R      NFSC FEBO # W26-783960                     14,713.10      6.17    0.00
INVESTOR B                                JOANNE B STEGALL
                                          517 CAMEO TERRACE
                                          CHESAPEAKE VA 23320

INTERMEDIATE MUNI. BOND            R      NFSC FEBO # W41-673196                     15,625.00      6.56    0.00
INVESTOR B                                ELLEN ASTON PAULL
                                          1407 N WESTON LANE
                                          AUSTIN  TX 78733

INTERMEDIATE MUNI. BOND            R      MILDRED M CRISPYN TTEE                     17,807.35      7.47    0.00
INVESTOR B                                TIMOTHY J CRISPYN TRUST
                                          U/A DTD 7-21-1997
                                          2382 CAT TAIL POND RD
                                          JOHNS ISLAND SC 29455-6101

INTERMEDIATE MUNI. BOND            R      NFSC FEBO # W15-649406                     17,813.39      7.48    0.00
INVESTOR B                                GUSTAVE J CRISPYN TTEE
                                          JOSEPH A CRISPYN TR
                                          U/A 7/21/97
                                          2382 CAT TAIL POND RD
                                          JOHNS ISLAND SC 29455

INTERMEDIATE MUNI. BOND            R      NFSC FEBO # W15-626244                     27,016.07     11.34    0.00
INVESTOR B                                ROBERT J EVANS
                                          OLLIE P EVANS
                                          MARY HELEN SCHULTE
                                          255 WEATHERLY CLUB DR
                                          ALABASTER AL 35007

INTERNATIONAL EQUITY FUND          B      BANK OF AMERICA NA                        288,701.52      7.72    0.73
INVESTOR A                                ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

INTERNATIONAL EQUITY FUND          B      H GRAYSON MITCHELL JR AND                  10,741.66      9.39    0.00
INVESTOR C                                JOHN RAWLS TTEE FBO
                                          GRAYSON MITCHELL INC 401K PLAN
                                          P O BOX 128
                                          EMPORIA VA 23847

INTERNATIONAL EQUITY FUND          B      MERRILL LYNCH, PIERCE, FENNER              24,387.52     21.32    0.00
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

INTERNATIONAL EQUITY FUND          B      E LARRY FONTS TTEE FBO                     6,805.06       5.94    0.00
INVESTOR C                                CENTRAL DALLAS ASSOCIATION
                                          PROFIT SHARING PLAN
                                          1201 ELM STREET SUITE 5310
                                          DALLAS TX 75270

INTERNATIONAL EQUITY FUND          B      TATSUSHI T KUBO, MAX W DAHLGREN,           6,810.19       5.95    0.00
INVESTOR C                                & JOHN DAHLGREN TTEES FBO
                                          EPIC PRODUCTS INTERNATIONAL
                                          CORPORATION 401(K) PLAN
                                          PO BOX 5808
                                          ARLINGTON TX 76005-5808

INTERNATIONAL EQUITY FUND          B      C A PORTERFIELD & ROSALEE MOXLEY           7,521.72       6.57    0.00
INVESTOR C                                & FRANK MINTON TTEES FBO
                                          STARMOUNT COMPANY EMPLOYEES
                                          TAX DEFERRED SAVINGS PLAN
                                          PO BOX 10349
                                          GREENSBORO NC 27404-0349

INTERNATIONAL EQUITY FUND          B      BANK OF AMERICA NA                       43,596,689.50   79.50    0.73
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

INTERNATIONAL EQUITY FUND          B      BANK OF AMERICA NA TTEE                  8,900,025.72    16.23    0.15
PRIMARY A                                 NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

INTERNATIONAL EQUITY FUND          R      STEPHENS INC                                 1.39        44.55    0.00
PRIMARY CLASS B                           ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

INTERNATIONAL EQUITY FUND          R      STEPHENS INC                                 1.74        55.44    0.00
PRIMARY CLASS B                           NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

INTERNATIONAL VALUE FUND           B      CHARLES SCHWAB & CO INC                  5,027,771.48    18.15    0.04
INVESTORS A                               SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

INTERNATIONAL VALUE FUND           B      MERRILL LYNCH, PIERCE, FENNER            6,716,858.35    24.24    0.07
INVESTORS A                               & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246


INTERNATIONAL VALUE FUND           B      MERRILL LYNCH, PIERCE, FENNER             738,449.82     13.38    0.07
INVESTORS B                               & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

INTERNATIONAL VALUE FUND           B      MERRILL LYNCH, PIERCE, FENNER            1,215,062.25    29.19    0.07
INVESTORS C                               & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

INTERNATIONAL VALUE FUND           B      CHARLES SCHWAB & CO INC                  10,401,820.55   11.69    0.08
PRIMARY A                                 SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

INTERNATIONAL VALUE FUND           B      BANK OF AMERICA NA                       63,459,303.82   71.35    0.50
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

INTERNATIONAL VALUE FUND           R      STEPHENS INC                                 1.50        100.00   0.00
PRIMARY B                                 NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

INTERNATIONAL VALUE PORTFOLIO      B      HARTFORD LIFE INSURANCE COMPANY           100,373.13     12.54    0.94
                                          ATTN DAVID TEN BROECK
                                          PO BOX 2999
                                          HARTFORD CT 06104-2999

INTERNATIONAL VALUE PORTFOLIO      B      VARIABLE SEPARATE ACCOUNT OF               43,459.77      5.42    0.05
                                          ANCHOR NATIONAL LIFE INSURANCE CO
                                          PO BOX 54299
                                          LOS ANGELES CA 90054-0299

INTERNATIONAL VALUE PORTFOLIO      B      HARTFORD LIFE INSURANCE COMPANY           649,079.71     81.09    0.94
                                          SEPARATE ACCOUNT TWO
                                          ATTN DAVID TEN BROECK
                                          P O BOX 2999
                                          HARTFORD CT 06104-2999

LARGECAP INDEX FUND PRIMARY A      B      BANK OF AMERICA NA TTEE                  38,743,573.15   43.13    0.42
                                          NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

LARGECAP INDEX FUND PRIMARY A      B      BANK OF AMERICA NA                       50,856,720.52   56.61    0.56
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

LARGECAP INDEX FUND PRIMARY B      R      STEPHENS INC                                 0.82        100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

MANAGED INDEX FUND INVESTOR A      B      CHARLES SCHWAB & CO INC                   135,215.43      6.11    0.01
                                          SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

MANAGED INDEX FUND INVESTOR A      R      MUIR & CO                                 151,817.95      6.86    0.01
                                          C/O FROST NATIONAL BANK
                                          PO BOX 2479
                                          SAN ANTONIO TX 78298-2479

MANAGED INDEX FUND PRIMARY A       B      BANK OF AMERICA NA                       21,233,975.57   91.31    0.83
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MANAGED INDEX FUND PRIMARY B       R      PAMELA S KEENE & WILLIAM S KEENE &          417.21       99.69    0.00
                                          RUBY E KEENE & WILLIAM RAWLS KEENE
                                          JTWROS
                                          2016 ENGLEWOOD DR
                                          APEX NC 27502

MARSICO 21ST CENTURY FUND          B      MERRILL LYNCH, PIERCE, FENNER             302,892.64     11.49    0.09
INVESTOR A                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO 21ST CENTURY FUND          B      MERRILL LYNCH, PIERCE, FENNER             409,574.51      5.77    0.09
INVESTOR B                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO 21ST CENTURY FUND          B      MERRILL LYNCH, PIERCE, FENNER             285,023.25     33.40    0.09
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO 21ST CENTURY FUND          B      CHARLES SCHWAB & CO INC                   141,356.82     18.27    0.01
PRIMARY A                                 SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

MARSICO 21ST CENTURY FUND          B      BANK OF AMERICA NA                        632,345.52     81.72    0.06
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MARSICO FOCUSED EQUITIES FUND      B      MERRILL LYNCH, PIERCE, FENNER            12,354,765.10   38.46    0.24
INVESTOR A                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO FOCUSED EQUITIES FUND      B      CHARLES SCHWAB & CO INC                  2,869,583.15     8.93    0.04
INVESTOR A                                SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

MARSICO FOCUSED EQUITIES FUND      B      MERRILL LYNCH, PIERCE, FENNER            7,803,575.27    16.07    0.24
INVESTOR B                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO FOCUSED EQUITIES FUND      B      MERRILL LYNCH, PIERCE, FENNER            7,283,833.13    54.55    0.24
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO FOCUSED EQUITIES FUND      B      NATIONS LIFEGOAL PORTFOLIOS INC          1,320,356.42     5.80    0.01
PRIMARY A                                 LIFEGOAL GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255

MARSICO FOCUSED EQUITIES FUND      B      NATIONS LIFEGOAL PORTFOLIOS INC          1,342,403.77     5.90    0.01
PRIMARY A                                 LIFEGOAL BALANCED GROWTH PORTFOLIO
                                          ATTN BRIAN SMITH NC1-002-33-31
                                          101 SOUTH TRYON ST
                                          CHARLOTTE NC 28255

MARSICO FOCUSED EQUITIES FUND      B      CHARLES SCHWAB & CO INC                  1,899,416.99     8.35    0.04
PRIMARY A                                 SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

MARSICO FOCUSED EQUITIES FUND      B      BANK OF AMERICA NA                       10,312,727.57   45.36    0.09
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MARSICO FOCUSED EQUITIES FUND      B      BANK OF AMERICA NA TTEE                  6,995,623.47    30.77    0.06
PRIMARY A                                 NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

MARSICO FOCUSED EQUITIES FUND      R      STEPHENS INC                                 1.47        100.00   0.00
PRIMARY B                                 NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

MARSICO GROWTH & INCOME FUND       B      MERRILL LYNCH, PIERCE, FENNER            7,567,299.58    70.65    0.30
INVESTOR A                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO GROWTH & INCOME FUND       B      MERRILL LYNCH, PIERCE, FENNER            1,392,263.12     8.65    0.30
INVESTOR B                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO GROWTH & INCOME FUND       B      MERRILL LYNCH, PIERCE, FENNER            1,106,655.99    50.79    0.30
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO GROWTH & INCOME FUND       B      BANK OF AMERICA NA                       4,201,950.80    83.34    0.12
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MARSICO GROWTH & INCOME FUND       B      CHARLES SCHWAB & CO INC                   702,096.22     13.92    0.02
PRIMARY A                                 SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

MARSICO GROWTH & INCOME            R      STEPHENS INC                                 1.60        100.00   0.00
PRIMARY B                                 NATIONS RESERVE RIC
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

MARSICO INTL OPPORTUNITIES         B      MERRILL LYNCH, PIERCE, FENNER             132,863.29     42.20    0.29
FUND INVESTOR A                           & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO INTL OPPORTUNITIES         B      MERRILL LYNCH, PIERCE, FENNER              80,085.93     30.84    0.29
FUND INVESTOR B                           & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO INTL OPPORTUNITIES         B      MERRILL LYNCH, PIERCE, FENNER              63,805.10     52.36    0.29
FUND INVESTOR C                           & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MARSICO INTL OPPORTUNITIES         R      FISERV CORRESPONDENT SVC                   7,190.48       5.90    0.01
FUND INVESTOR C                           FAO MONTSDEOCA RANCH INC
                                          ATTN: JUDY BRONSON
                                          P O BOX 206
                                          LORIDA FL 33857

MARSICO ITN'L OPPORTUNITIES        B      BANK OF AMERICA NA                        106,978.59     41.62    0.11
FUND PRIMARY A                            ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MARSICO ITN'L OPPORTUNITIES        R      STEPHENS GROUP INC                        150,000.00     58.37    0.16
FUND PRIMARY A                            ATTN JOLENE JOHNSON
                                          111 CENTER ST
                                          LITTLE ROCK AR 72201

MD INTER. MUNI. BOND FUND          R      NFSC FEBO # W13-640379                    150,114.21      9.28    0.01
INVESTOR A                                CAROL C CHILDS
                                          PETER W HOUSE
                                          4210 LEEWARD PL
                                          BETHESDA  MD 20816

MD INTER. MUNI. BOND FUND          R      NFSC FEBO # W13-061581                    344,332.40     21.30    0.02
INVESTOR A                                ROBERT GLADSTONE
                                          LESLIE GLADSTONE
                                          2468 BELMONT RD NW
                                          WASHINGTON DC 20008

MD INTER. MUNI. BOND FUND          R      NFSC FEBO # W38-007404                     91,221.33      5.64    0.01
INVESTOR A                                VINCENT L SALVATORI
                                          CAROL H SALVATORI
                                          2652 GREENBRIAR RD
                                          ANNAPOLIS MD 21401

MD INTER. MUNI. BOND FUND          R      NFSC FEBO # W38-697320                     26,396.05      5.50    0.00
INVESTOR B                                CORNELIUS R LOVE III
                                          600 CORNELIUS POINT RD
                                          STEVENSVILLE MD 21666

MD INTER. MUNI. BOND FUND          R      NFSC FEBO # W13-652245                     26,924.65      5.61    0.00
INVESTOR B                                LAUREL R G MORENO TTEE
                                          MIRO GUDELSKY TRUST
                                          U/A 10/14/91
                                          10808 RIVERWOOD DRIVE
                                          POTOMAC MD 20854

MD INTER. MUNI. BOND FUND          R      NFSC FEBO # W13-661589                     1,581.82       6.00    0.00
INVESTOR C                                VALLI JO GRAMMER
                                          1550 FAIRWAY DRIVE APT 102
                                          NAPERVILLE IL 60563

MD INTER. MUNI. BOND FUND          R      NFSC FEBO # RS6-699381                     2,764.75      10.49    0.00
INVESTOR C                                KWOK LUEN LEE
                                          PATSY S LEE
                                          2705 HARDY AV
                                          WHEATON MD 20902

MD INTER. MUNI. BOND FUND          R      NFSC FEBO # W13-660124                     3,316.20      12.58    0.00
INVESTOR C                                JESSICA UDALL GIL
                                          MILAN D SMITH JR
                                          5610 WISCONSIN AV
                                          CHEVY CHASE MD 20815

MD INTER. MUNI. BOND FUND          R      NFSC FEBO # W13-776971                     9,255.92      35.12    0.00
INVESTOR C                                ELIZABETH W NICHOLSON
                                          408 GREAT FALLS ROAD
                                          ROCKVILLE MD 20850

MD INTER. MUNI. BOND FUND          B      BANK OF AMERICA NA                       15,894,258.01   100.00   0.88
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MD MUNICIPAL BOND FUND             R      NFSC FEBO # W38-076201                     14,366.65      5.34    0.00
INVESTOR A                                STEPHEN C LECHLITER
                                          306A CROSS GREEN ST
                                          GAITHERSBURG MD 20878

MD MUNICIPAL BOND FUND             R      NFSC FEBO # W13-640379                    140,879.93     52.43    0.04
INVESTOR A                                CAROL C CHILDS
                                          PETER W HOUSE
                                          4210 LEEWARD PL
                                          BETHESDA MD 20816

MD MUNICIPAL BOND FUND             R      NFSC FEBO # W38-024651                     17,801.18      6.62    0.00
INVESTOR A                                BRIAN BILLICK
                                          LESLIE K BILLICK
                                          11001 OWINGS MILLS BLVD
                                          OWINGS MILLS MD 21117

MD MUNICIPAL BOND FUND             R      NFSC FEBO # W13-634760                     23,517.55      8.75    0.01
INVESTOR A                                RAYMOND A TURETSKY
                                          BESS H TURETSKY
                                          11220 WOODSON AV
                                          KENSINGTON MD 20895

MD MUNICIPAL BOND FUND             R      NFSC FEBO # W38-028541                     22,110.34     80.43    0.01
INVESTOR C                                ELIZABETH GREGORY
                                          PO BOX 2327
                                          OCEAN CITY MD 21843

MD MUNICIPAL BOND FUND             B      MERRILL LYNCH, PIERCE, FENNER              4,002.61      14.56    0.00
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MD MUNICIPAL BOND FUND             B      BANK OF AMERICA NA                       1,900,780.10    99.98    0.48
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MIDCAP GROWTH FUND INVESTOR C      R      NFSC FEBO # W25-059382                     13,785.05      5.35    0.00
                                          JOHN L MANNING III P/ADM
                                          ORGAIN READY MIX PFT SHRING PL
                                          240 KRAFT ST
                                          CLARKSVILLE TN 37040

MIDCAP GROWTH FUND INVESTOR C      B      TATSUSHI T KUBO, MAX W DAHLGREN,           14,785.08      5.74    0.00
                                          & JOHN DAHLGREN TTEES FBO
                                          EPIC PRODUCTS INTERNATIONAL
                                          CORPORATION 401(K) PLAN
                                          PO BOX 5808
                                          ARLINGTON TX 76005-5808

MIDCAP GROWTH FUND INVESTOR C      B      C A PORTERFIELD & ROSALEE MOXLEY           17,229.72      6.69    0.00
                                          & FRANK MINTON TTEES FBO
                                          STARMOUNT COMPANY EMPLOYEES
                                          TAX DEFERRED SAVINGS PLAN
                                          PO BOX 10349
                                          GREENSBORO NC 27404-0349

MIDCAP GROWTH FUND INVESTOR C      B      MERRILL LYNCH, PIERCE, FENNER              25,816.82     10.02    0.00
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

MIDCAP GROWTH FUND PRIMARY A       B      BANK OF AMERICA NA                       43,830,250.10   96.66    0.86
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MIDCAP GROWTH FUND PRIMARY B       R      STEPHENS INC                                 1.03        100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

MIDCAP INDEX FUND INVESTOR A       R      LA ROBINSON & JOHN D ROBINSON TTEES        18,155.07     33.79    0.00
                                          MARY K ROBINSON TRUST
                                          U/A DTD 10/13/00
                                          2301 ST CLAIR AVE
                                          BRENTWOOD MO 63144

MIDCAP INDEX FUND INVESTOR A       R      NFSC FEBO # EMP-058610                     2,793.22       5.19    0.00
                                          C BROOKS ENGLEHARDT
                                          KARI ENGLEHARDT
                                          1500 EXETER RD
                                          CHARLOTTE NC 28211

MIDCAP INDEX FUND INVESTOR A       R      NFSC FEBO # FL4-248428                     3,097.73       5.76    0.00
                                          FRANCISCO R MADERAL
                                          KAREN L MADERAL
                                          9320 SW 100 ST
                                          MIAMI  FL 33176

MIDCAP INDEX FUND INVESTOR A       R      NFSC FEBO # W40-654620                     3,119.53       5.80    0.00
                                          DR KENT MACAULAY
                                          602 E LIBERTY
                                          ROUND ROCK TX 78664

MIDCAP INDEX FUND INVESTOR A       R      NFSC FEBO # FL4-135992                     3,600.00       6.70    0.00
                                          ROSE ANN HEER TTEE
                                          ROSE ANN HEER REV TRUST
                                          U/A 9/25/90
                                          2160 HERON DRIVE
                                          MERRITT ISLAND FL 32952

MIDCAP INDEX FUND INVESTOR A       R      NFSC FEBO # T10-020460                     3,721.63       6.92    0.00
                                          MICHAEL G JONAGAN
                                          PAULA V JONAGAN
                                          28 B SOUTH ROAD
                                          BRIGHTON 3186
                                          AUSTRALIA

MIDCAP INDEX FUND INVESTOR A       R      PRUDENTIAL SECURITIES INC. FBO             5,191.17       9.66    0.00
                                          MS ANNE-MARIE MONACO
                                          22 BOULEVARD DES MOULINS
                                          MC 98000
                                          MONACO

MIDCAP INDEX FUND PRIMARY A        B      BANK OF AMERICA NA                       20,930,338.38   44.31    0.44
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MIDCAP INDEX FUND PRIMARY A        B      BANK OF AMERICA NA TTEE                  26,124,570.49   55.31    0.55
                                          NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

MONEY MARKET RESERVES ADVISER      R      MATERIAL SCIENCES CORPORATION            39,816,076.97    5.16    0.00
CLASS                                     2200 EAST PRATT BLVD
                                          ELK GROVE VILLAGE IL 60007

MONEY MARKET RESERVES ADVISER      R      KYOCERA INTERNATIONAL INC                50,017,000.00    6.49    0.00
CLASS                                     ATTN DAN POLLARD
                                          8611 BALBOA AVE
                                          SAN DIEGO CA 92123

MONEY MARKET RESERVES ADVISER      R      CENTRAL CAROLINA BANK                    73,512,721.56    9.53    0.01
CLASS                                     ATTN CASH MANAGEMENT
                                          111 CORCORAN STREET 2ND FLR MO 2-1
                                          DURHAM NC 27701

MONEY MARKET RESERVES ADVISER      R      HARE & CO, BANK OF NEW YORK              85,509,921.11   11.09    0.25
CLASS                                     ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

MONEY MARKET RESERVES C            R      NFSC FEBO # W76-051594                     13,015.12      5.09    0.00
                                          NFS/FMTC ROLLOVER IRA
                                          FBO PATRICIA M MCELROY
                                          PO BOX 7793
                                          CITRUS HEIGHTS CA 95621

MONEY MARKET RESERVES C            R      NFSC FEBO # W76-654310                     13,927.28      5.45    0.00
                                          PATRICIA K DALY
                                          9920 WILLEY CT
                                          GRANITE BAY CA 95746

MONEY MARKET RESERVES C            R      NFSC FEBO # W16-027138                    23,144.250      9.06    0.00
                                          NFSC/FMTC IRA
                                          FBO DIANA A TATE
                                          701 SIMPSON ST
                                          GREENSBORO NC 27401

MONEY MARKET RESERVES C            R      NFSC FEBO # W73-662763                     96,715.36     37.88    0.00
                                          RICHARD L JENKINS TTEE
                                          OF THE K & I TR
                                          11749 CAPRI DR
                                          WHITTIER CA 90601

MONEY MARKET RESERVES C            R      NFSC FEBO # W14-015130                     99,545.17     38.99    0.00
                                          MORGAN D HILL
                                          3243 EAGLE WATCH DR
                                          WOODSTOCK GA 30189

MONEY MARKET RESERVES CAPITAL      R      HARE & CO, BANK OF NEW YORK             3,002,895,208.17 33.85    0.25
CLASS                                     ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

MONEY MARKET RESERVES CAPITAL      R      US BANK CORP TRUST SERVICES             716,735,359.00    8.07    0.06
CLASS                                     VAR & CO (US BANK TRUST NA)
                                          ATTN CASH SWEEP SPEN0603
                                          180 E 5TH ST
                                          ST PAUL MN 55101

MONEY MARKET RESERVES DAILY        B      NATIONAL FINANCIAL FOR THE               4,243,713.52    98.54    0.00
CLASS                                     EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

MONEY MARKET RESERVES              R      BANK OF AMERICA-SHORT TERM ASSET        118,584,000.00   31.14    0.01
INSTITUTIONAL CLASS                       MANAGEMENT
                                          231 S LASALLE ST
                                          IL1-231-04-02
                                          CHICAGO IL 60697

MONEY MARKET RESERVES              R      PILLOWTEX CORPORATION                    25,400,699.26    6.67    0.00
INSTITUTIONAL CLASS                       ATTN JAIME VASQUEZ
                                          1 LAKE CIRCLE DRIVE
                                          KANNAPOLIS NC 28081

MONEY MARKET RESERVES              R      ANDERSON NEWS CORPORATION                30,000,000.00    7.88    0.00
INSTITUTIONAL CLASS                       ATTN LYNN AKERS
                                          6016 BROOKVALE LA STE 151
                                          KNOXVILLE TN 379194003

MONEY MARKET RESERVES              R      SUNTRUST BANK AS TTEE FOR THE CITY       12,878,532.17   12.04    0.00
INVESTOR CL                               OF CLARKSVILLE TN SERIES 2001 POOL
                                          ATTN JANICE ENTSMINGER
                                          225 E ROBINSON ST STE 250
                                          ORLANDO FL 32801

MONEY MARKET RESERVES              R      SUNTRUST BANK AS TRUSTEE FOR             16,116,425.23   15.07    0.00
INVESTOR CL                               THE COUNTY OF MONTGOMERY
                                          SERIES 1997 POOL
                                          ATTN SHAREHOLDER SERVICING GROUP
                                          9777 WILSHIRE BLVD STE 800
                                          BEVERLY HILLS CA 90212

MONEY MARKET RESERVES              R      CHASE MANHATTAN TRUST CO TRUSTEE         26,375,000.00   24.67    0.00
INVESTOR CL                               FOR NKY
                                          SHAREHOLDER SERVICING GROUP
                                          9777 WILSHIRE BLVD STE 800
                                          BEVERLY HILLS CA 90212

MONEY MARKET RESERVES              R      SUNTRUST BANK AS TRUSTEE FOR             33,352,663.83   31.20    0.00
INVESTOR CL                               THE CITY OF CLARKSVILLE TN
                                          SERIES 1997 POOL
                                          ATTN SHAREHOLDER SERVICING GROUP
                                          9777 WILSHIRE BLVD STE 800
                                          BEVERLY HILLS CA 90212

MONEY MARKET RESERVES              R      SUNTRUST BANK AS TTEE FOR THE CITY       6,556,953.00     6.13    0.00
INVESTOR CL                               OF CLARKSVILLE TN
                                          SERIES 2001-JACKSON
                                          ATTN JANICE ENTSMINGER
                                          225 E ROBINSON ST STE 250
                                          ORLANDO FL 32801

MONEY MARKET RESERVES              R      BANK OF OKLAHOMA NA AS TRUSTEE           7,500,000.00     7.01    0.00
INVESTOR CL                               FOR THE CREEK COUNTY HOME FINANCE
                                          AUTHORITY
                                          ATTN SHAREHOLDER SERVICING GROUP
                                          9777 WILSHIRE BLVD SUITE 800
                                          BEVERLY HILLS CA 90212

MONEY MARKET RESERVES              R      LNR PROPERTY CORPORATION                 33,700,000.00    5.97    0.00
LIQUIDITY CLASS                           ATTN TED DESIBIO
                                          760 NW 107TH AVE STE 300
                                          MIAMI FL 33172

MONEY MARKET RESERVES              R      BANK OF AMERICA VA COLLAT A/C            35,740,923.43    6.33    0.00
LIQUIDITY CLASS                           CAPRI CAPITAL ASSOC LLC LOC
                                          ATTN CORY LAIRD
                                          1655 N FORT MYER DRIVE 13TH FL
                                          ARLINGTON VA 22209

MONEY MARKET RESERVES              R      OPNET TECHNOLOGIES INC                   53,056,035.48    9.40    0.00
LIQUIDITY CLASS                           3400 INTERNATIONAL DR NW
                                          WASHINGTON DC 20006


MONEY MARKET RESERVES MARKET       R      NATIONSBANK SWP DISBURSEMENT NC         1,363,500,000.00 99.99    0.11
CL                                        NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

MONEY MARKET RESERVES SERVICE      R      NATIONSBANK SWP DISBURSEMENT NC         135,500,000.00   74.97    0.01
CL                                        NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

MONEY MARKET RESERVES SERVICE      R      US BANK CORP TRUST SERVICES              45,225,590.00   25.02    0.00
CL                                        VAR & CO (US BANK TRUST NA)
                                          ATTN CASH SWEEP SPEN0603
                                          180 E 5TH ST
                                          ST PAUL MN 55101

MONEY MARKET RESERVES TRUST CL     R      US BANK CORP TRUST SERVICES              59,274,712.00   99.99    0.00
                                          VAR & CO (US BANK TRUST NA)
                                          ATTN CASH SWEEP SPEN0603
                                          180 E 5TH ST
                                          ST PAUL MN 55101

MUNICIPAL INCOME FUND              R      NFSC FEBO # W77-013960                    232,901.08      5.17    0.00
INVESTOR A                                RICHARD C BRIGGS
                                          3251 106TH AVE SE
                                          BELLEVUE WA 98004

MUNICIPAL INCOME FUND              R      PRIM & ASSOCIATES                         245,048.18      5.44    0.00
INVESTOR A                                PO BOX 12219
                                          ZEPHYR COVE NV 89448

MUNICIPAL INCOME FUND              R      WELLS FARGO INVESTMENTS LLC               271,251.48      6.02    0.00
INVESTOR A                                A/C 7742-3276
                                          608 SECOND AVENUE SOUTH 8TH FL
                                          MINNEAPOLIS, MN 55402

MUNICIPAL INCOME FUND              R      EMMET DAVID GELHOT                         11,487.09      9.84    0.00
INVESTOR C                                5630 OLEATHA AVENUE
                                          SAINT LOUIS MO 63139-1504

MUNICIPAL INCOME FUND              R      NFSC FEBO # W23-056383                     13,513.51     11.58    0.00
INVESTOR C                                KAREN I EINDORF
                                          OCTAVIO MARQUEZ
                                          58 E SUNDANCE CIR
                                          SPRING TX 77382

MUNICIPAL INCOME FUND              R      RAYMOND JAMES & ASSOC INC FBO              7,145.27       6.12    0.00
INVESTOR C                                MAYOLA SAPPINGTON &
                                          DEBORAH DUREN &
                                          KENNETH SAPPINGTON JT/WROS
                                          8 LENOIR COURT
                                          COLUMBIA MO 65201

MUNICIPAL INCOME FUND PRIMARY      B      BANK OF AMERICA NA                       77,580,255.35   99.25    0.93
A                                         ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MUNICIPAL RESERVE LIQUIDITY        R      D SCOTT LUTTRELL LIVING TRUST            10,126,183.87   17.77    0.01
CLASS                                     DTD MAY 20 1999
                                          6401 MACLAURIN DR
                                          TAMPA FL 33647

MUNICIPAL RESERVE LIQUIDITY        R      HUSHANG ANSARY                           2,864,661.99     5.02    0.00
CLASS                                     1000 LOUISIANA STE 5900
                                          HOUSTON TX 77002


MUNICIPAL RESERVE LIQUIDITY        R      GLOBAL EXPRESS MONEY ORDERS INC          3,200,026.37     5.61    0.00
CLASS                                     ATTN PAM MUNSON
                                          P O BOX 8608
                                          SILVER SPRING MD 20907

MUNICIPAL RESERVE LIQUIDITY        R      WASHOE COMPANY                           3,700,796.77     6.49    0.00
CLASS                                     PO BOX 2086
                                          AUSTIN TX 78768

MUNICIPAL RESERVE LIQUIDITY        R      JOHNSON EZELL CORPORATION                5,695,019.29     9.99    0.00
CLASS                                     FBO NEIL EZELL
                                          18167 US HWY 19 NORTH STE 660
                                          CLEARWATER FL 33764

MUNICIPAL RESERVE LIQUIDITY        R      THOMAS J SHANNON JR I\T\F                6,006,253.20    10.54    0.00
CLASS                                     13000 N DALE MABRY HWY
                                          TAMPA FL 33618

MUNICIPAL RESERVE LIQUIDITY        R      LINDA JO CARTER                          7,359,295.42    12.91    0.00
CLASS                                     8024 FM 428
                                          DENTON TX 76208

MUNICIPAL RESERVE LIQUIDITY        R      LUTTRELL CAPITOL MGMT                    7,912,432.05    13.88    0.00
CLASS                                     ATTN JASON WOLFE
                                          15310 AMBERLY DR STE # 205
                                          TAMPA FL 33647

MUNICIPAL RESERVE MARKET CLASS     R      NATIONSBANK SWP DISBURSEMENT NC         200,000,000.00   99.99    0.11
                                          NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

MUNICIPAL RESERVE SERVICE          R      NATIONSBANK SWP DISBURSEMENT NC          17,000,000.00   99.99    0.11
CLASS                                     NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

MUNICIPAL RESERVE TRUST CLASS      B      BANK OF AMERICA NA                      515,075,026.63   99.09    0.26
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MUNICIPAL RESERVES ADVISER         B      BANC OF AMERICA LLC                      33,475,654.76   21.89    0.02
FUND                                      ATTN MUTUAL FUNDS
                                          600 MONTGOMERY ST
                                          SAN FRANCISCO CA 94111

MUNICIPAL RESERVES ADVISER         B      NATIONAL FINANCIAL FOR THE               39,687,539.84   25.96    0.34
FUND                                      EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

MUNICIPAL RESERVES ADVISER         R      HERITAGE BAG COMPANY                     8,044,771.83     5.26    0.00
FUND                                      1648 DIPLOMAT DRIVE
                                          CARROLLTON TX 75006-6847

MUNICIPAL RESERVES ADVISER         R      HITEN D VARIA &                          8,840,203.29     5.78    0.00
FUND                                      SHERNAZ VARIA JTWROS
                                          4565 JENKINS DRIVE
                                          PLANO TX 75024

MUNICIPAL RESERVES ADVISER         R      BANC OF AMERICA INVESTMENT SERVICES      9,808,980.63     6.41    0.00
FUND                                      FBO 570040121
                                          PO BOX 3701
                                          INVESTMENT OPERATIONS
                                          WA1-501-31-10 SEATTLE WA 981243701

MUNICIPAL RESERVES B               R      NFSC FEBO # W26-738484                     11,343.13     11.51    0.00
                                          BARBARA C TAYLOR
                                          250 ARROW LANE
                                          WYTHEVILLE   VA 24382

MUNICIPAL RESERVES B               R      NFSC FEBO # W68-033359                     20,544.74     20.86    0.00
                                          THE G AND C SPINKS FAMILY TRUS
                                          GEORGE W SPINKS AND
                                          U/A 07/14/1990
                                          3819 NW ROYAL OAK DRIVE
                                          JENSEN BEACH FL 34957

MUNICIPAL RESERVES B               R      NFSC FEBO # W27-746380                     23,102.86     23.45    0.00
                                          SWEET JANE'S INC
                                          4823 MEADOW DRIVE SUITE 210
                                          DURHAM  NC 27713

MUNICIPAL RESERVES B               R      NFSC FEBO # W61-402095                     34,525.22     35.05    0.00
                                          THOMAS P DOLAN TTEE
                                          THOMAS P DOLAN TRUST
                                          U/A 1/5/89
                                          4165 BOCA POINTE DRIVE
                                          SARASOTA FL 34238

MUNICIPAL RESERVES B               R      NFSC FEBO # W26-059692                     8,959.48       9.09    0.00
                                          ANTONIA M STELLOH
                                          REYNOLD F STELLOH III
                                          4281 E OCEAN BLVD
                                          LONG BEACH CA 90803

MUNICIPAL RESERVES C               R      STEPHENS INC                                 10.00       100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

MUNICIPAL RESERVES CAPITAL         B      MUNICIPAL INCOME FUND                    14,461,000.00    5.07    0.01
FUND                                      51-0331215
                                          ATTN DEL LUCAS
                                          101 S TRYON STREET NC1-002-33-31
                                          CHARLOTTE NC 28255

MUNICIPAL RESERVES CAPITAL         B      NATIONS SHORT TERM MUNICIPAL INCOME      15,780,000.00    5.53    0.01
FUND                                      51-0349911
                                          ATTN DEL LUCAS
                                          101 S TRYON STREET NC1-002-33-31
                                          CHARLOTTE NC 28255

MUNICIPAL RESERVES CAPITAL         R      PUBLIX SUPERMARKETS INC                  25,000,000.00    8.77    0.01
FUND                                      ATTN TREAS DEPT CASH MGT DESK
                                          P O BOX 407
                                          LAKELAND FL 33802

MUNICIPAL RESERVES CAPITAL         R      MICHAEL R BLOOMBERG                      33,081,813.44   11.61    0.02
FUND                                      C/O MARTIN GELLER CPA PC
                                          ATTN DIANE RIZZO
                                          800 THIRD AVENUE 19TH FL
                                          NEW YORK NY 10022

MUNICIPAL RESERVES CAPITAL         B      BANK OF AMERICA NA                       61,251,224.20   21.49    0.03
FUND                                      ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

MUNICIPAL RESERVES CAPITAL         R      RAIN BIRD CORPORATE SERVICES CO          61,885,261.53   21.71    0.03
FUND                                      145 N GRAND AVE
                                          GLENDORA CA 91741-2469


MUNICIPAL RESERVES DAILY FUND      B      NATIONAL FINANCIAL FOR THE              582,773,148.97   86.54    0.34
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

MUNICIPAL RESERVES DAILY FUND      B      BA INVESTMENT SERVICES INC               89,940,393.05   13.35    0.05
                                          FOR THE BENEFIT OF CUSTOMERS
                                          UNIT 17852 ATTN H DAVID JONES 3RD
                                          PO BOX 7042
                                          SAN FRANCISCO CA 94120

MUNICIPAL RESERVES                 R      BANK OF AMERICA-SHORT TERM ASSET         22,086,000.00   99.99    0.01
INSTITUTIONAL CLASS                       MANAGEMENT
                                          231 S LASALLE ST
                                          IL1-231-04-02
                                          CHICAGO IL 60697

MUNICIPAL RESERVES INVESTOR        B      BA INVESTMENT SERVICES INC               11,935,954.96   16.95    0.01
FUND                                      FOR THE BENEFIT OF CUSTOMERS
                                          UNIT 17852 ATTN H DAVID JONES 3RD
                                          PO BOX 7042
                                          SAN FRANCISCO CA 94120

MUNICIPAL RESERVES INVESTOR        R      BANC OF AMERICA INVESTMENT SERVICES      3,800,000.00     5.39    0.00
FUND                                      FBO 515902141
                                          PO BOX 3701
                                          INVESTMENT OPERATIONS
                                          WA1-501-31-10 SEATTLE WA 981243701

MUNICIPAL RESERVES INVESTOR        B      NATIONAL FINANCIAL FOR THE               51,404,399.08   73.01    0.34
FUND                                      EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

NC INTER. MUNI. BOND FUND          R      ARROW & CO                                102,754.45      9.63    0.01
INVESTOR A                                PO BOX 30010
                                          DURHAM NC 27702-3010

NC INTER. MUNI. BOND FUND          R      NFSC FEBO # X68-061336                    104,055.80      9.75    0.01
INVESTOR A                                JULIA E CLARK
                                          4600 TROY'S MTN LN
                                          DURHAM NC 27705

NC INTER. MUNI. BOND FUND          R      NFSC FEBO # W26-656267                     65,193.78      6.11    0.00
INVESTOR A                                EILEEN M FRIARS
                                          3516 FOXCROFT ROAD
                                          CHARLOTTE NC 28211

NC INTER. MUNI. BOND FUND          R      NFSC FEBO # W16-714542                     74,328.60      6.96    0.00
INVESTOR A                                W FRANK DOWD JR
                                          P O BOX 35430
                                          CHARLOTTE NC 28235

NC INTER. MUNI. BOND FUND          R      WACHOVIA SECURITIES, INC.                  26,632.25      5.03    0.00
INVESTOR B                                FBO 205-04775-18
                                          P.O. BOX 1220
                                          CHARLOTTE, NC 28201-1220

NC INTER. MUNI. BOND FUND          R      BANK OF AMERICA NA                         27,896.03      5.27    0.00
INVESTOR B                                SUCCESSOR TTEE
                                          A RICHARD STIRNI AGMNT DTD 8/23/90
                                          ATTN JOAN WRAY 10-01-004-0319111
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

NC INTER. MUNI. BOND FUND          R      NFSC FEBO # W27-002879                     38,094.52      7.20    0.00
INVESTOR B                                JACK CARTWRIGHT
                                          1040 CANTERING RD
                                          HIGH POINT NC 27262

NC INTER. MUNI. BOND FUND          R      WACHOVIA SECURITIES, INC.                  1,174.08      11.06    0.00
INVESTOR C                                FBO 205-05103-18
                                          P.O. BOX 1220
                                          CHARLOTTE NC 28201-1220

NC INTER. MUNI. BOND FUND          R      NFSC FEBO # W17-664693                     1,439.38      13.56    0.00
INVESTOR C                                KAREN H BIRD
                                          DONALD A BIRD
                                          PO BOX 636
                                          ELLENBORO NC 28040

NC INTER. MUNI. BOND FUND          R      NFSC FEBO # W27-734004                     2,515.24      23.70    0.00
INVESTOR C                                BARBARA B COYNER
                                          513 LAKE BOONE TRAIL
                                          RALEIGH NC 27608

NC INTER. MUNI. BOND FUND          R      DONALDSON LUFKIN JENRETTE                  3,055.32      28.79    0.00
INVESTOR C                                SECURITIES CORPORATION INC.
                                          P. O. BOX 2052
                                          JERSEY CITY, NJ 07303-9998

NC INTER. MUNI. BOND FUND          R      NFSC FEBO # RS7-740810                      664.27        6.26    0.00
INVESTOR C                                THOMAS H BLOUNT
                                          DORIS J BLOUNT
                                          207 W 11TH ST
                                          WASHINGTON NC 27889

NC INTER. MUNI. BOND FUND          B      BANK OF AMERICA NA                       16,996,938.57   99.84    0.91
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

NC MUNICIPAL BOND FUND             R      NFSC FEBO # W69-032018                     16,548.88      5.56    0.00
INVESTOR A                                DONALD L GROVES
                                          19 GLENN CABLE ROAD
                                          ASHEVILLE NC 28805

NC MUNICIPAL BOND FUND             R      NFSC FEBO # 679-149853                     26,915.06      9.04    0.01
INVESTOR A                                MICHAEL T VOWELL
                                          CATHERINE L VOWELL
                                          19025 PENINSULA POINT RD
                                          CORNELIUS NC 28031

NC MUNICIPAL BOND FUND             R      NFSC FEBO # W16-038083                     27,988.57      9.40    0.01
INVESTOR A                                RICHARD B PRIORY
                                          JOAN E PRIORY
                                          3520 PROVIDENCE ROAD
                                          CHARLOTTE NC 28211

NC MUNICIPAL BOND FUND             R      NFSC FEBO # NC4-157236                     2,792.51      15.75    0.00
INVESTOR C                                FLORENCE H MOORE EX
                                          E/O MICHAEL T MOORE
                                          4034 CHURCHHILL RD
                                          CHARLOTTE NC 28211

NC MUNICIPAL BOND FUND             R      NFSC FEBO # W16-699632                     2,817.36      15.89    0.00
INVESTOR C                                JOHN R TAYLOR
                                          EDNA H TAYLOR
                                          802 HIDDEN CREEK CIR
                                          SALISBURY NC 28147


NC MUNICIPAL BOND FUND             B      MERRILL LYNCH, PIERCE, FENNER              3,222.54      18.17    0.00
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

NC MUNICIPAL BOND FUND             R      NFSC FEBO # X68-076554                     3,547.02      20.00    0.00
INVESTOR C                                CHARLES R MIANNAY
                                          MAGDALENE M MIANNAY
                                          105 SEXTANT CT
                                          NEW BERN NC 28562

NC MUNICIPAL BOND FUND             R      NFSC FEBO # NC4-157678                     5,036.23      28.41    0.00
INVESTOR C                                T RANDOLPH PERKINS
                                          CHRISTINA B PERKINS
                                          2508 FLINTGROVE RD
                                          CHARLOTTE NC 28226

NC MUNICIPAL BOND FUND             B      BANK OF AMERICA NA                       2,201,406.72    99.98    0.53
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

PRIME FUND DAILY SHARES            B      NATIONAL FINANCIAL FOR THE              980,342,050.66   97.86    0.25
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

PRIME FUND INVESTOR A              B      NATIONAL FINANCIAL FOR THE              459,377,794.51   81.38    0.25
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

PRIME FUND INVESTOR C              R      NFSC FEBO # W26-003808                    263,496.84      6.13    0.00
                                          HERBERT MAXEY JR
                                          NANCY A MAXEY
                                          P O BOX 257
                                          BUCKINGHAM VA 23921

PRIME FUND INVESTOR C              R      DEAN WITTER REYNOLDS CUST FOR             293,430.37      6.83    0.00
                                          CARROLL D SHANKS
                                          PO BOX 250 CHURCH STREET STATION
                                          NEW YORK, NY 10008-0250

PRIME FUND INVESTOR C              R      NFSC FEBO # W19-668443                    297,678.23      6.92    0.00
                                          JOHN JONES
                                          BECKY L JONES
                                          4235 SW 111 TERR
                                          DAVIEFL 33328

PRIME FUND MARSICO CLASS           B      SUNSTONE FINANCIAL GROUP INC AS AGT      34,754,922.80   99.99    0.01
                                          FOR MARISCO FUNDS INC
                                          803 W MICHIGAN ST SUITE A
                                          MILWAUKEE WI 53233-2301

PRIME FUND PRIMARY A               B      BANK OF AMERICA NA                      3,397,862,285.67 98.66    0.58
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

PRIME FUND PRIMARY B               B      BANK OF AMERICA NA                       8,082,279.27    100.00   0.58
                                          ATTN TONY FARRER (B SHARES)
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

SC INTER. MUNI. BOND FUND          R      DEAN WITTER FOR THE BENEFIT OF            193,810.41     11.95    0.01
INVESTOR A                                J C BERNARD &
                                          PO BOX 250 CHURCH STREET STATION
                                          NEW YORK, NY 10008-0250

SC INTER. MUNI. BOND FUND          R      SEI TRUST CO                               85,494.27      5.27    0.00
INVESTOR A                                C/O BERTHA,JORDAN, & GRIFFIN
                                          ATTN: MUTAL FUND ADMINISTRATOR
                                          ONE FREEDOM VALLEY DRIVE
                                          OAKS, PA 19456

SC INTER. MUNI. BOND FUND          R      DEAN WITTER FOR THE BENEFIT OF             93,632.96      5.77    0.00
INVESTOR A                                D PIERRE G CAMERON JR. TTEE
                                          PO BOX 250 CHURCH STREET STATION
                                          NEW YORK, NY 10008-0250

SC INTER. MUNI. BOND FUND          R      NFSC FEBO # W15-645788                     79,922.78     11.79    0.00
INVESTOR B                                GUSTAVE J CRISPYN
                                          MILDRED M CRISPYN
                                          2382 CAT TAIL POND RD
                                          JOHNS ISLAND SC 29455

SC INTER. MUNI. BOND FUND          R      NFSC FEBO # W15-013765                     15,544.93      5.61    0.00
INVESTOR C                                CAROLINE M LUTZ
                                          26 FIDDLERS TRACE
                                          FRIPP ISLAND SC 29920

SC INTER. MUNI. BOND FUND          R      WEXFORD CLEARING SERVICES CORP FBO         21,605.99      7.79    0.00
INVESTOR C                                GARY D MITCHELL
                                          1003 MEADOW LN
                                          ANDERSON SC 29621-1916

SC INTER. MUNI. BOND FUND          R      NFSC FEBO # W15-636169                     21,797.61      7.86    0.00
INVESTOR C                                PETER B & FRIEDA B GRIFFIN TTEE
                                          THE HOBART W GRIFFIN & FRIEDA B
                                          GRIFFIN TR, U/A 1/31/92
                                          116 DUNBARTON CIR
                                          AIKEN SC 29803

SC INTER. MUNI. BOND FUND          R      WEXFORD CLEARING SERVICES CORP FBO         23,745.30      8.56    0.00
INVESTOR C                                MARSHALL H ROBERSON &
                                          GEORGIA T ROBERSON JT TEN
                                          1001 THORNEHILL DR
                                          ANDERSON SC 29621-1560

SC INTER. MUNI. BOND FUND          R      NFSC FEBO # W15-020141                     81,238.31     29.31    0.00
INVESTOR C                                GIRARD M BLOUNT JR
                                          4569 CARRIAGE RUN CIRCLE
                                          MURRELLS INLET SC 29576

SC INTER. MUNI. BOND FUND          B      BANK OF AMERICA NA                       20,617,443.16   100.00   0.89
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

SC MUNICIPAL BOND FUND             R      PAINEWEBBER FOR THE BENEFIT OF             10,422.62      8.09    0.00
INVESTOR A                                JOHN STEVENSON METCALF
                                          2287 SHORELINE DRIVE
                                          JOHNS ISLAND SC 29455-8631

SC MUNICIPAL BOND FUND             R      PAINEWEBBER FOR THE BENEFIT OF             10,461.32      8.12    0.00
INVESTOR A                                DAVID HALSTEAD METCALF
                                          2325 ROCKY TOP ROAD
                                          CHARLOTTESVILLE VA 22911-8575

SC MUNICIPAL BOND FUND             R      NFSC FEBO # W17-039020                     55,180.51     42.86    0.02
INVESTOR A                                DONNA R CART TTEE
                                          DONNA ROBINSON CART
                                          U/A 5/23/00
                                          1140 PARTRIDGE RD
                                          SPARTANBURG SC 29302

SC MUNICIPAL BOND FUND             R      WACHOVIA BANK NA INVESTMENT MGR            8,819.04       6.85    0.00
INVESTOR A                                CHARLES D ERB TTEE FOR CHARLES D
                                          ERB TRUST U/A DTD 10/4/88
                                          PO BOX 3073
                                          M/C NC-31057
                                          WINSTON-SALEM NC 27150

SC MUNICIPAL BOND FUND             R      NFSC FEBO # 679-136298                     9,321.38       7.24    0.00
INVESTOR A                                LOUISE  B   ROSS
                                          LOUISE B ROSS TTEE
                                          U/A 10/22/1997
                                          PO BOX 908
                                          BAMBERG  SC 29003

SC MUNICIPAL BOND FUND             R      DONALDSON LUFKIN JENRETTE                  9,323.00       7.24    0.00
INVESTOR A                                SECURITIES CORPORATION INC.
                                          P. O. BOX 2052
                                          JERSEY CITY, NJ 07303-9998

SC MUNICIPAL BOND FUND             R      NFSC FEBO # W16-000981                     48,614.72      6.20    0.02
INVESTOR B                                PETER R ANDERSON
                                          EMMY LOU ANDERSON
                                          207 SEA MARSH DRIVE
                                          KIAWAH ISLAND   SC 29455

SC MUNICIPAL BOND FUND             R      NFSC FEBO # W38-006564                     50,544.04      6.44    0.02
INVESTOR B                                HENRY A STROHMINGER JR
                                          1426 N WACCAMAW DR
                                          GARDEN CITY SC 29576

SC MUNICIPAL BOND FUND             R      PAINEWEBBER FOR THE BENEFIT OF             4,771.00      29.89    0.00
INVESTOR C                                HENRY SMYTHE
                                          U/W/O EDITH G DUKES
                                          5 EXCHANGE PL
                                          CHARLESTON SC 29401-2530

SC MUNICIPAL BOND FUND             R      PAINEWEBBER FOR THE BENEFIT OF             4,771.00      29.89    0.00
INVESTOR C                                HENRY SMYTHE TTEE U/W/O
                                          ETHEL BENNETT
                                          5 EXCHANGE PL
                                          CHARLESTON SC 29401-2530

SC MUNICIPAL BOND FUND             R      NFSC FEBO # W15-013684                     6,114.31      38.31    0.00
INVESTOR C                                OLGA WEINSTEIN TTEE
                                          OLGA WEINSTEIN REVOCABLE TRUST
                                          U/A 4/28/99
                                          56 FORT ROYAL
                                          CHARLESTON SC 29407

SC MUNICIPAL BOND FUND             B      BANK OF AMERICA NA                       1,971,373.68    99.99    0.68
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

SHORT INTER. GOVERNMENT FUND       R      NFSC FEBO # W14-610208                   1,006,756.99     9.82    0.01
INVESTOR A                                BURGESS PIGMENT CO
                                          PO BOX 349 DECK BLVD
                                          SANDERSVILLE GA 31082

SHORT INTER. GOVERNMENT FUND       B      BANK OF AMERICA NA                       1,562,700.73    15.25    0.90
INVESTOR A                                ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

SHORT INTER. GOVERNMENT FUND       R      JAMES STREET PROPERTY INVESTORS           740,077.44      7.22    0.01
INVESTOR A                                600 ATLANTIC AVE SUITE 2000
                                          BOSTON MA 02210

SHORT INTER. GOVERNMENT FUND       R      NFSC FEBO # W75-025127                    419,221.41     55.76    0.00
INVESTOR C                                PALM MICROSYSTEMS INC
                                          630 ALDER DR.
                                          MILPITAS CA 95035

SHORT INTER. GOVERNMENT FUND       B      MERRILL LYNCH, PIERCE, FENNER              43,016.96      5.72    0.00
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

SHORT INTER. GOVERNMENT FUND       R      NFSC FEBO # W26-710326                     63,774.59      8.48    0.00
INVESTOR C                                L D HARRIS, BRUCE BRATTON TTEE
                                          UMWA PCG TRAINING AND EDUCATIO
                                          FUND, U/A 5/23/96
                                          DTD 5-23-96 PO BOX 1270
                                          BRISTOL  VA 24203

SHORT INTER. GOVERNMENT FUND       B      BANK OF AMERICA NA                      117,976,346.04   98.88    0.90
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

SHORT INTER. GOVERNMENT FUND       B      RELIANCE TRUST CO                          34,343.50     99.99    0.00
PRIMARY B                                 PO BOX 48449
                                          ATLANTA GA 30362

SHORT TERM MUNI. INCOME FUND       R      NFSC FEBO # W82-800490                    247,389.16      6.08    0.01
INVESTOR A                                EL CAMINO ASSC
                                          A PARTNERSHIP
                                          ATT CHARLES CARLISE
                                          2400 E MISSOURI AVE #7370
                                          PHOENIX AZ 85016

SHORT TERM MUNI. INCOME FUND       B      BALSA & CO                                297,592.90      7.31    0.02
INVESTOR A                                MUTUAL FUNDS UNIT 16-HCB-040
                                          PO BOX 2558
                                          HOUSTON TX 77252-8040

SHORT TERM MUNI. INCOME FUND       R      NFSC FEBO # W77-013960                    298,485.21      7.33    0.02
INVESTOR A                                RICHARD C BRIGGS
                                          3251 106TH AVE SE
                                          BELLEVUE  WA 98004

SHORT TERM MUNI. INCOME FUND       R      NFSC FEBO # W52-039942                    339,425.95      8.34    0.02
INVESTOR A                                ROBERT SUNDERLAND TTEE
                                          ROBERT SUNDERLAND TRUST
                                          U/A 12/20/83
                                          910 RHYOLITE TERRACE
                                          HENDERSON NV 89015

SHORT TERM MUNI. INCOME FUND       R      NFSC FEBO # W14-726940                     15,749.69      5.92    0.00
INVESTOR B                                JUDITH C BROWN
                                          708 OLD GREENVILLE RD
                                          FAYETTEVILLE GA 30215

SHORT TERM MUNI. INCOME FUND       R      NFSC FEBO # W26-643050                     18,185.07      6.83    0.00
INVESTOR B                                MRS ANN W CUTCHINS
                                          5906 OCEANFRONT
                                          VIRGINIA BCH VA 23451


SHORT TERM MUNI. INCOME FUND       R      NFSC FEBO # W13-092100                     20,563.42      7.73    0.00
INVESTOR B                                PARAGON ASSETS LTD PARTNERSHIP
                                          A PARTNERSHIP
                                          ROBERT L LYLES
                                          4520 KING ST #206
                                          ALEXANDRIA VA 22302

SHORT TERM MUNI. INCOME FUND       R      NFSC FEBO # W26-783200                     57,354.29     21.56    0.00
INVESTOR B                                JAMES H SPARKS
                                          KAREN M SPARKS
                                          4006 N WITCHDUCK RD
                                          VIRGINIA BCH VA 23455

SHORT TERM MUNI. INCOME FUND       B      MERRILL LYNCH, PIERCE, FENNER              10,998.28      5.03    0.00
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

SHORT TERM MUNI. INCOME FUND       R      NFSC FEBO # W19-115410                     14,299.80      6.55    0.00
INVESTOR C                                ROBERT T MORPHY TTEE
                                          ROBERT T MORPHY REV TRUST
                                          U/A 1/11/90
                                          22343 BLUE WATER CIR #B-224
                                          BOCA RATON FL 33433

SHORT TERM MUNI. INCOME FUND       R      CHRISTOPHER H WILLIAMS                     21,869.46     10.01    0.00
INVESTOR C                                10 HAMPTON HILLS LANE
                                          RICHMOND VA 23226

SHORT TERM MUNI. INCOME FUND       R      A G EDWARDS & SONS INC FBO                 23,564.46     10.79    0.00
INVESTOR C                                EUGENE IACOPI & ANITA IACOPI
                                          TTEE EUGENE A IACOPI & ANITA M
                                          A/C 0541-043020
                                          ONE NORTH JEFFERSON
                                          ST LOUIS MO 63103-2287

SHORT TERM MUNI. INCOME FUND       R      NFSC FEBO # W38-064548                     44,398.64     20.33    0.00
INVESTOR C                                R PETER BOSWORTH
                                          801 ST GEORGES RD
                                          BALTIMORE MD 21210

SHORT TERM MUNI. INCOME FUND       B      BANK OF AMERICA NA                       14,120,015.11   95.48    0.73
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

SHORT-TERM INCOME FUND             B      COBATCO C/O SYNOVUS TRUST CO              172,285.59     12.27    0.00
INVESTOR A                                OPERATIONS
                                          1148 BROADWAY
                                          COLUMBUS GA 31901

SHORT-TERM INCOME FUND             R      NFSC FEBO # W17-737127                     14,831.36      5.80    0.00
INVESTOR B                                CLEMSON ARCHITECTURAL FNDTN
                                          108 STRODE TOWER
                                          CLEMSON SC 29634
                                          CLEMSON SC 29631

SHORT-TERM INCOME FUND             R      NFSC FEBO # W17-731277                     26,761.04     10.46    0.00
INVESTOR B                                W ANDERSON RURAL WATER & SEWER
                                          RESERVE FUND
                                          2767 WHITEHALL RD
                                          ANDERSON  SC 29625

SHORT-TERM INCOME FUND             R      NFSC FEBO # W17-731269                     45,126.73     17.64    0.00
INVESTOR B                                WEST ANDERSON RURAL WATER &
                                          SEWER CO INC
                                          2767 WHITEHALL RD
                                          ANDERSON  SC 29625


SHORT-TERM INCOME FUND             R      NFSC FEBO # W75-025127                    390,646.34     62.24    0.01
INVESTOR C                                PALM MICROSYSTEMS INC
                                          630 ALDER DR.
                                          MILPITAS CA 95035

SHORT-TERM INCOME FUND             R      NFSC FEBO # W73-032085                     76,374.75     12.17    0.00
INVESTOR C                                MARTIN AND MARSHA BRANDER TRUS
                                          MARTIN I BRANDER
                                          U/A 12/05/1995
                                          323 N CARMELINA AVE
                                          LOS ANGELES CA 90049

SHORT-TERM INCOME FUND             B      BANK OF AMERICA NA                       34,950,485.06   95.91    0.90
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

SHORT-TERM INCOME FUND             R      STEPHENS INC                                 1.03        100.00   0.00
PRIMARY B                                 ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

SMALL CAP INDEX INVESTOR A         B      CHARLES SCHWAB & CO INC                   127,166.31     23.57    0.01
                                          SPECIAL CUSTODY ACCOUNT
                                          FOR BENEFIT OF CUSTOMERS
                                          ATTN MUTUAL FUNDS
                                          101 MONTGOMERY STREET
                                          SAN FRANCISCO CA 94104

SMALL CAP INDEX INVESTOR A         B      BALSA & CO                                 35,088.33      6.50    0.00
                                          MUTUAL FUNDS UNIT 16-HCB-040
                                          PO BOX 2558
                                          HOUSTON TX 77252-8040

SMALL CAP INDEX INVESTOR A         R      DADE COMMUNITY FOUNDATION INC              44,013.77      8.15    0.00
                                          200 SOUTH BISCAYNE BLVD STE 2780
                                          MIAMI FL 33131-2343

SMALL CAP INDEX PRIMARY A          B      BANK OF AMERICA NA                       17,725,321.73   77.50    0.76
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

SMALL CAP INDEX PRIMARY A          B      BANK OF AMERICA NA TTEE                  4,832,719.51    21.13    0.21
                                          NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

SMALL COMPANY FUND INVESTOR B      B      MERRILL LYNCH, PIERCE, FENNER              52,850.64      5.24    0.00
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

SMALL COMPANY FUND INVESTOR C      B      OLLEN STEPP, TTEE                          14,947.65      6.62    0.00
                                          MEMBERS OF SPRINGDALE POLICE
                                          PENSION & RELIEF FUND
                                          201 SPRING STREET
                                          SPRINGDALE AR 72764-4554

SMALL COMPANY FUND INVESTOR C      B      MERRILL LYNCH, PIERCE, FENNER              20,148.79      8.93    0.00
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

SMALL COMPANY FUND PRIMARY A       B      BANK OF AMERICA NA                       37,735,735.13   91.24    0.71
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

SMALL COMPANY FUND PRIMARY B       R      STEPHENS INC                                 1.14        100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

STRATEGIC GROWTH FUND PRIMARY      B      BANK OF AMERICA NA                       89,617,929.34   99.41    0.96
A                                         ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

STRATEGIC GROWTH INVESTOR A        B      COBATCO C/O SYNOVUS TRUST CO              940,724.27     44.03    0.01
                                          OPERATIONS
                                          1148 BROADWAY
                                          COLUMBUS GA 31901

STRATEGIC GROWTH INVESTOR C        B      MERRILL LYNCH, PIERCE, FENNER              11,757.17      6.09    0.00
                                          & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

STRATEGIC INCOME FUND              R      BANC OF AMERICA INVESTMENT SERVICES        10,260.16      6.44    0.00
INVESTOR C                                FBO 300181211
                                          185 BERRY ST.
                                          3RD FLOOR #12640
                                          SAN FRANCISCO CA 94107

STRATEGIC INCOME FUND              R      NFSC FEBO # W16-037044                     12,562.48      7.89    0.00
INVESTOR C                                EDNA H DUNKLE
                                          NFSC/FMTC IRA
                                          GEORGE H DUNKLE DOD 4-30-00
                                          207 N BEVERLY DR
                                          LOCUST NC 28097

STRATEGIC INCOME FUND              R      NFSC FEBO # W17-662682                     17,323.89     10.88    0.00
INVESTOR C                                NFSC/FMTC IRA ROLLOVER
                                          FBO LINDA G WALKER
                                          7 SALLY ST
                                          SPARTANBURG SC 29301

STRATEGIC INCOME FUND              R      JAMES B FORD AND                           17,910.11     11.25    0.00
INVESTOR C                                JOANNE W FORD JTTEN
                                          3441 LEBANON PIKE STE 113
                                          HERMITAGE TN 37076-2000

STRATEGIC INCOME FUND              R      NFSC FEBO # W25-059382                     28,035.96     17.61    0.00
INVESTOR C                                JOHN L MANNING III P/ADM
                                          ORGAIN READY MIX PFT SHRING PL
                                          240 KRAFT ST
                                          CLARKSVILLE TN 37040

STRATEGIC INCOME FUND PRIMARY      B      BANK OF AMERICA NA                       15,026,491.18   99.83    0.66
A                                         ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

STRATEGIC INCOME FUND PRIMARY      R      STEPHENS INC                                 1.06        100.00   0.00
B                                         ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

TAX EXEMPT FUND DAILY SHARES       B      NATIONAL FINANCIAL FOR THE               90,958,411.14   99.64    0.05
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

TAX EXEMPT FUND INVESTOR A         B      BANC OF AMERICA SECURITIES LLC           5,452,923.75     9.26    0.00
                                          ATTN MUTAL FUNDS
                                          600 MONTGOMERY ST
                                          SAN FRANCISCO CA 94111

TAX EXEMPT FUND INVESTOR A         B      NATIONAL FINANCIAL FOR THE               50,895,942.80   86.45    0.05
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

TAX EXEMPT FUND INVESTOR B         R      HARE & CO, BANK OF NEW YORK              18,844,296.87    7.97    0.01
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

TAX EXEMPT FUND INVESTOR C         R      NFSC FEBO # W16-624101                    211,554.07     19.55    0.00
                                          ALFRED K SAMPSON
                                          527 NC HWY 150 WEST
                                          GREENSBORO NC 27455

TAX EXEMPT FUND INVESTOR C         R      STEVENS T CALDWELL &                      800,000.00     73.95    0.00
                                          LYNN A CALDWELL JTWROS
                                          10859 EMERALD COAST HWY #4-409
                                          DESTIN FL 32541

TAX EXEMPT FUND PRIMARY A          B      BANK OF AMERICA NA                      2,251,541,210.61 99.26    0.85
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

TAX EXEMPT FUND PRIMARY B          B      BANK OF AMERICA NA                       3,514,045.93    100.00   0.00
                                          ATTN TONY FARRER (B SHARES)
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

TN INTER. MUNI. BOND FUND          R      NFSC FEBO # W25-680427                    122,275.74     15.33    0.03
INVESTOR A                                BOB G LONG
                                          PO BOX 266
                                          HERMITAGE TN 37076

TN INTER. MUNI. BOND FUND          R      NFSC FEBO # W25-683256                    127,867.17     16.03    0.03
INVESTOR A                                MARSHALL T POLK III
                                          PO BOX 90148
                                          NASHVILLE TN 37209

TN INTER. MUNI. BOND FUND          R      SAM H HAY SR, MD                           42,090.92      5.27    0.01
INVESTOR A                                PO BOX 5064
                                          MURFREESBORO TN 37133

TN INTER. MUNI. BOND FUND          R      CHARLES R HULSHOF &                        46,415.57      5.82    0.01
INVESTOR A                                CHERYL T HULSHOF
                                          JT TEN
                                          8225 MARYLAND LANE
                                          BRENTWOOD TN 37027-7332

TN INTER. MUNI. BOND FUND          R      NFSC FEBO # W25-680419                     49,524.41      6.21    0.01
INVESTOR A                                JOSEPH L DILORENZO
                                          310 WATERCRESS DRIVE
                                          FRANKLIN  TN 37064


TN INTER. MUNI. BOND FUND          R      NFSC FEBO # W25-684716                     61,307.78      7.68    0.01
INVESTOR A                                JAMES R KELLAM III
                                          3605 SYCAMORE LANE
                                          NASHVILLE TN 37215

TN INTER. MUNI. BOND FUND          R      RALPH S GRAHAM TTEE                        62,126.91      7.79    0.01
INVESTOR A                                RALPH S GRAHAM REV LIV TRUST
                                          U/A DTD 08/14/1990
                                          PO BOX 235
                                          BIG SANDY TN 38221

TN INTER. MUNI. BOND FUND          R      NFSC FEBO # W25-695556                     14,768.26     11.35    0.00
INVESTOR B                                CHARLES R COOKSEY
                                          JULIE E COOKSEY
                                          4767 CARTHAGE HWY
                                          LEBANON TN 37087

TN INTER. MUNI. BOND FUND          R      NFSC FEBO # W25-008028                     17,056.62     13.11    0.00
INVESTOR B                                DAVID A LOCKMILLER
                                          CARLOTTA E LOCKMILLER
                                          4343 LEBANON RD APT#1711
                                          HERMITAGE TN 37076

TN INTER. MUNI. BOND FUND          R      NFSC FEBO # W25-688070                     6,796.95       5.22    0.00
INVESTOR B                                WILLIAM M REGAN
                                          215 LONG VALLEY ROAD
                                          BRENTWOOD TN 37027

TN INTER. MUNI. BOND FUND          R      NFSC FEBO # W25-605689                     8,538.31       6.56    0.00
INVESTOR B                                TERENCE M KELLY
                                          BARBARA M KELLY
                                          272 HIDDEN LAKE RD
                                          HENDERSONVILLE   TN 37075

TN INTER. MUNI. BOND FUND          R      NFSC FEBO # W25-695467                     9,422.12       7.24    0.00
INVESTOR B                                GARY ARMOR HALL
                                          VICKI B HALL
                                          16609 MIZZEN COURT
                                          CORNELIUS NC 28031

TN INTER. MUNI. BOND FUND          R      NFSC FEBO # W25-620670                     9,477.09       7.28    0.00
INVESTOR B                                JOLENE H JORDAN
                                          P O BOX 1736
                                          CORDOVA TN 38088

TN INTER. MUNI. BOND FUND          R      STEPHENS INC                                276.40       99.59    0.00
INVESTOR C                                ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

TN INTER. MUNI. BOND FUND          B      BANK OF AMERICA NA                       3,915,329.74    100.00   0.81
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

TN MUNICIPAL BOND FUND             R      NFSC FEBO # W25-002658                    108,369.65     61.36    0.11
INVESTOR A                                WILLIAM W PUGH JR
                                          734 EMORY VALLEY RD #104
                                          OAK RIDGE TN 37830

TN MUNICIPAL BOND FUND             R      NFSC FEBO # W25-682101                     13,266.08      7.51    0.01
INVESTOR A                                ALLENE ELLIS
                                          JOYCE ROSE
                                          2544 BEARWALLOW RD
                                          ASHLAND CITY TN 37015

TN MUNICIPAL BOND FUND             R      NFSC FEBO # W25-681849                     21,509.66     12.18    0.02
INVESTOR A                                JOHN MCBEE
                                          427 LYNWOOD BOULEVARD
                                          NASHVILLE TN 37205


TN MUNICIPAL BOND FUND             R      NFSC FEBO # W25-063657                     9,478.67       5.36    0.01
INVESTOR A                                MARY SMITH BANIC
                                          605 W VANDERBILT DR
                                          OAK RIDGE TN 37830

TN MUNICIPAL BOND FUND             R      NFSC FEBO # W25-683620                     16,960.59      5.62    0.02
INVESTOR B                                ROSE MARIE ST CLAIR
                                          222 ANDREWS DRIVE
                                          CLARKSVILLE TN 37042

TN MUNICIPAL BOND FUND             R      NFSC FEBO # W23-731293                     18,844.56      6.24    0.02
INVESTOR B                                B/G MADISON MCBRAYER
                                          1168 CUMBERLAND ROAD
                                          CHATTANOOGA TN 37419

TN MUNICIPAL BOND FUND             R      NFSC FEBO # W25-794732                     19,071.87      6.32    0.02
INVESTOR B                                NANCY C DAVIS
                                          HENRY G DAVIS
                                          2201 BOWMAN RD
                                          FRANKLIN  TN 37064

TN MUNICIPAL BOND FUND             R      NFSC FEBO # W25-690961                     20,325.00      6.73    0.02
INVESTOR B                                ELIZABETH D CAMPBELL
                                          3037 SMITH SPRINGS RD
                                          ANTIOCH TN 37013

TN MUNICIPAL BOND FUND             R      NFSC FEBO # W25-009660                     2,497.28      11.95    0.00
INVESTOR C                                DONALD J SOUTHARD SR
                                          BARBARA C SOUTHARD
                                          278 JOE BYRD LN
                                          CLINTON  TN 37716

TN MUNICIPAL BOND FUND             R      NFSC FEBO # W25-617954                     4,349.08      20.82    0.00
INVESTOR C                                FRANK W CONDURELIS
                                          JANE E CONDURELIS
                                          806 BRENTVIEW DR
                                          NASHVILLE TN 37220

TN MUNICIPAL BOND FUND             B      MERRILL LYNCH, PIERCE, FENNER              4,771.47      22.84    0.00
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

TN MUNICIPAL BOND FUND             R      J CHASE COLE                               8,355.63      40.00    0.01
INVESTOR C                                511 UNION ST STE 2100
                                          NASHVILLE TN 37219

TN MUNICIPAL BOND FUND             B      BANK OF AMERICA NA                        455,611.55     99.93    0.48
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

TREASURY FUND DAILY SHARES         B      NATIONAL FINANCIAL FOR THE               49,297,462.04   96.61    0.03
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

TREASURY FUND INVESTOR A           R      HARE & CO, BANK OF NEW YORK             1,088,736,614.11 96.11    0.60
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

TREASURY FUND INVESTOR B           R      N F SMITH & ASSOCIATES LP                12,234,934.84    6.84    0.01
                                          5306 HOLLISTER
                                          HOUSTON TX 77040


TREASURY FUND INVESTOR B           R      GRAND PRAIRIE SPORTS FACILITIES          13,909,485.12    7.77    0.01
                                          DEVELOPMENT CORPORATION INC
                                          SALES TAX ACCOUNT
                                          PO BOX 534045
                                          GRAND PRAIRIE TX 75053

TREASURY FUND INVESTOR B           R      HARE & CO, BANK OF NEW YORK              62,803,467.43   35.11    0.60
                                          ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

TREASURY FUND INVESTOR C           R      NFSC FEBO # RS6-607207                     11,546.71     10.02    0.00
                                          NFSC/FMTC IRA ROLLOVER
                                          FBO JAMES A COX
                                          2015 ASHTON POINTE DR
                                          DACULA  GA 30019

TREASURY FUND INVESTOR C           R      NFSC FEBO # W13-643629                     13,293.10     11.53    0.00
                                          NFSC/FMTC IRA
                                          FBO MAUREEN D MATRICARDI
                                          8004 CARRLEIGH PKWY
                                          SPRINGFIELD VA 22152

TREASURY FUND INVESTOR C           R      NFSC FEBO # W13-643637                     13,293.10     11.53    0.00
                                          NFSC/FMTC IRA
                                          FBO EDMUND A MATRICARDI JR
                                          8004 CARRLEIGH PKWY
                                          SPRINGFIELD VA 22152

TREASURY FUND INVESTOR C           R      NFSC FEBO # W32-608246                     19,459.61     16.88    0.00
                                          NFSC/FMTC IRA
                                          FBO DONALD E PAUL
                                          3407 SHADOWOOD DRIVE
                                          VALRICO FL 33594

TREASURY FUND INVESTOR C           R      NFSC FEBO # W52-725021                     53,053.74     46.04    0.00
                                          NFSC/FMTC IRA
                                          FBO RETHA C WHITEHEAD
                                          5226 GARFIELD AV
                                          KANSAS CITY   MO 64130

TREASURY FUND PRIMARY A            B      BANK OF AMERICA NA                      553,133,149.00   99.77    0.29
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

TREASURY FUND PRIMARY B            B      BANK OF AMERICA NA                       8,541,392.41    100.00   0.00
                                          ATTN TONY FARRER (B SHARES)
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

NATIONS TREASURY RESERVE           B      BANK OF AMERICA NA                      440,732,700.58   98.91    0.06
TRUST CLASS                               ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

TREASURY RESERVES ADVISER FUND     R      SECURITY PACIFIC CASH MANAGEMENT        137,275,400.00    7.56    0.02
                                          C/O BANK OF AMERICA GPO M/C 5533
                                          ATTN REGINA OLSEN--4TH FLOOR
                                          1850 GATEWAY BLVD # 5533
                                          CONCORD CA 94520-3275

TREASURY RESERVES ADVISER FUND     B      NATIONSBANK OF TEXAS NA AGENT FBO       201,032,011.64   11.08    0.03
                                          GLOBAL FINANCE SWEEP CUSTOMERS
                                          ATTN: STEVEN EDWARDS
                                          1201 MAIN ST TX1-609-21-04
                                          DALLAS TX 75202

TREASURY RESERVES B                R      NFSC FEBO # W38-050156                     20,000.00      6.67    0.00
                                          ROBERT L COLEMAN
                                          12218 QUADRILLE LANE
                                          BOWIE  MD 20720

TREASURY RESERVES B                R      LOUISE WALCOTT JONES &                    225,871.60     75.43    0.00
                                          THOMAS H JONES JR JTWROS
                                          3235 GULF OF MEXICA DR #306A
                                          LONGBOAT KEY FL 34228

TREASURY RESERVES B                R      NFSC FEBO # W14-618039                     52,945.09     17.68    0.00
                                          SUSIE BEARD
                                          ELLA P BEARD
                                          946 DEWEY ST SW
                                          ATLANTA GA 30310

TREASURY RESERVES C                R      STEPHENS INC                                 10.00       100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

TREASURY RESERVES CAPITAL FUND     R      PHELPS DODGE CORPORATION                106,942,757.66    5.93    0.01
                                          ATTN BO LE MASTER
                                          2600 N CENTRAL AVE
                                          PHOENIX AZ 85004

TREASURY RESERVES CAPITAL FUND     B      BANC OF AMERICA LLC                     289,786,997.26   16.06    0.04
                                          ATTN MUTUAL FUNDS
                                          600 MONTGOMERY ST
                                          SAN FRANCISCO CA 94111

TREASURY RESERVES CAPITAL FUND     R      KPMG PEAT MARWICK LL                    303,000,000.00   16.80    0.04
                                          ATTN HARVEY SKOLNICK
                                          3 CHESTNUT RIDGE RD
                                          MONTVALE NJ 07645-1842

TREASURY RESERVES DAILY FUND       B      NATIONAL FINANCIAL FOR THE              273,196,390.79   25.20    0.04
                                          EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

TREASURY RESERVES DAILY FUND       R      MAXIM INTERGRATED PRODUCTS INC           69,097,607.34    6.37    0.01
                                          ATTN:ACCOUNTING MS 433 ATTN: RUEHLE
                                          120 SAN GABRIEL DRIVE
                                          SUNNYVALE CA 94086

TREASURY RESERVES                  R      ROUND ROCK ISD DEBT SERVICE              10,000,000.00    7.59    0.00
INSTITUTIONAL CLASS                       ATTN ACCOUNTING DEPT
                                          1311 ROUND ROCK AVE
                                          ROUND ROCK TX 78681-4941

TREASURY RESERVES                  R      TIGUA INDIAN RESERVATION                 18,126,011.54   13.76    0.00
INSTITUTIONAL CLASS                       YSLETA DEL SUR PUEBLO
                                          MINOR ACCOUNT
                                          P O BOX 17579
                                          EL PASO TX 79917-7579

TREASURY RESERVES                  R      ETHYL CORPORATION                        72,082,453.00   54.75    0.01
INSTITUTIONAL CLASS                       ATTN MIKE MCKEEVER
                                          330 SOUTH FOURTH STREET
                                          RICHMOND VA 23219

TREASURY RESERVES                  R      CLARK COUNTY PUBLIC ADMIN                8,000,000.00     6.07    0.00
INSTITUTIONAL CLASS                       PUBLIC GUARDIAN
                                          ATTN JARED C SHAFER
                                          515 SHADOW LANE
                                          LAS VEGAS NV 89106

TREASURY RESERVES                  R      CLARK COUNTY PUBLIC GUARDIAN             8,500,000.00     6.45    0.00
INSTITUTIONAL CLASS                       KATHLEEN BUCHANAN PUBLIC GUARDIAN
                                          515 SHADOW LANE
                                          LAS VEGAS NV 89106

TREASURY RESERVES INVESTOR         R      HARE & CO, BANK OF NEW YORK             129,815,707.52   17.07    0.02
FUND                                      ATTN STIF/MASTER NOTE
                                          ONE WALL STREET 2ND FL
                                          NEW YORK NY 10286

TREASURY RESERVES INVESTOR         B      NATIONAL FINANCIAL FOR THE               41,806,569.56    5.49    0.04
FUND                                      EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                                          200 LIBERTY ST
                                          1 WORLD FINANCIAL CTR
                                          ATTN MUTUAL FUNDS 5TH FLR
                                          NEW YORK NY 10281

TREASURY RESERVES INVESTOR         R      SILICON VALLEY BANK                     577,553,993.37   75.94    0.07
FUND                                      ATTN: BRIAN ARAKI
                                          3003 TASMAN DRIVE MSHG 110
                                          SANTA CLARA CA 95054

TREASURY RESERVES LIQUIDITY        R      OPTICAL SWITCH CORPORATION               16,010,097.88    5.71    0.00
CLASS                                     ATTN RANDY COTHRUN
                                          930 E CAMPBELL RD
                                          RICHARDSON TX 75081

TREASURY RESERVES LIQUIDITY        R      SWINERTON & WALBERG CO                   19,633,780.17    7.00    0.00
CLASS                                     MR JAMES R GILLETTE EXEC VP
                                          ATTN VICKIE PAUL
                                          ONE KAISER PLAZA STE 701
                                          OAKLAND CA 94612

TREASURY RESERVES LIQUIDITY        R      PRIMUS TELECOMMUNICATIONS                24,412,877.22    8.71    0.00
CLASS                                     INTERNATIONAL INC
                                          ATTN AARON MIVERT
                                          1700 OLD MEADOW ROAD SUITE 300
                                          MCLEAN VA 22102

TREASURY RESERVES LIQUIDITY        R      NORTHSTAR PARTNERSHIP LP                 39,675,764.74   14.15    0.00
CLASS                                     ATTN GLEN LEVIN
                                          527 MADISON AVE FL 16
                                          NEW YORK NY 10022-4304

TREASURY RESERVES LIQUIDITY        R      NATIONSBANK SWP DISBURSEMENT NC          42,000,000.00   14.98    0.19
CLASS                                     NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

TREASURY RESERVES MARKET CLASS     R      NATIONSBANK SWP DISBURSEMENT NC         1,345,000,000.00 99.99    0.19
                                          NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

TREASURY RESERVES SERVICE FUND     R      NATIONSBANK SWP DISBURSEMENT NC         146,500,000.00   48.19    0.19
                                          NATIONSBANK SWEEP/AUTOBORROW
                                          FIRST CITIZENS BLDG
                                          128 S TRYON ST NC1-006-08-03
                                          CHARLOTTE NC 28255

TREASURY RESERVES SERVICE FUND     R      JDA SOFTWARE INC                         15,717,120.56    5.17    0.00
                                          ATTN DARREN S DIXON
                                          14400 N 87TH ST
                                          SCOTTSDALE AZ 85260-3649

TREASURY RESERVES SERVICE FUND     R      B OF A CALIFORNIA TREASURY Y CLASS       30,000,000.00    9.86    0.00
                                          SEAN EHRLICH
                                          2044 FRANKLIN ST
                                          OAKLAND CA 94612-2908

TX INTER. MUNI. BOND FUND          R      SECURED TRUST BANK                        126,254.49     23.58    0.00
INVESTOR A                                SUITE 100
                                          1909 SOUTH BROADWAY
                                          TYLER TX 75701

TX INTER. MUNI. BOND FUND          R      MOTCO                                     148,091.53     27.66    0.01
INVESTOR A                                P O BOX 17001-TRUST
                                          SAN ANTONIO TX 78217

TX INTER. MUNI. BOND FUND          R      NFSC FEBO # W18-708275                     27,521.52      5.14    0.00
INVESTOR A                                SHARRA LANKFORD
                                          238 VAN ROWE
                                          DUNCANVILLE   TX 75116

TX INTER. MUNI. BOND FUND          R      MADELINE O'DONNELL                         43,993.54      8.21    0.00
INVESTOR A                                2395 NICHOLS CANYON RD
                                          HOLLYWOOD CA 90046

TX INTER. MUNI. BOND FUND          R      NFSC FEBO # W41-600997                     19,010.03      9.24    0.00
INVESTOR B                                OLIVER ROOFING SYSTEMS
                                          PO BOX 180191
                                          AUSTIN  TX 78718

TX INTER. MUNI. BOND FUND          R      NFSC FEBO # W40-682470                     19,467.28      9.46    0.00
INVESTOR B                                A G MARTIN
                                          NELLIE L MARTIN
                                          2011 32ND ST
                                          LUBBOCK TX 79411

TX INTER. MUNI. BOND FUND          R      NFSC FEBO # W18-719404                     22,726.78     11.05    0.00
INVESTOR B                                MONTINE T WISDOM
                                          6335 W NORTHWEST HWY #1318
                                          DALLAS  TX 75225

TX INTER. MUNI. BOND FUND          R      NFSC FEBO # W40-678880                     33,748.44     16.41    0.00
INVESTOR B                                JAMES ROBERT MALLORY
                                          FAITH K MALLORY
                                          2400 WINTON TERR E
                                          FORT WORTH TX 76109

TX INTER. MUNI. BOND FUND          R      STEPHENS INC                                273.72       100.00   0.00
INVESTOR C                                ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

TX INTER. MUNI. BOND FUND          B      BANK OF AMERICA NA                       27,051,607.80   99.80    0.97
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

TX MUNICIPAL BOND FUND             R      NFSC FEBO # W40-650790                     2,742.71       5.13    0.00
INVESTOR A                                SETH W LEHMBERG
                                          ROSE MARY LEHMBERG
                                          2201 MEADOW LANE
                                          TAYLOR  TX 76574

TX MUNICIPAL BOND FUND             R      SHIRLEY A WAGNER                           2,821.93       5.27    0.00
INVESTOR A                                3002 SAN PAULA
                                          DALLAS TX 75228-0000

TX MUNICIPAL BOND FUND             R      EDWARD D JONES AND CO  F/A/O               2,853.79       5.33    0.00
INVESTOR A                                ADOLPH F SCHMIDT &
                                          ELVIRA H SCHMIDT
                                          EDJ# 512-06113-1-3
                                          P O BOX 2500
                                          MARYLAND HEIGHTS MO 630438500

TX MUNICIPAL BOND FUND             R      MOTCO                                      42,520.02     79.53    0.03
INVESTOR A                                P O BOX 17001-TRUST
                                          SAN ANTONIO TX 78217

TX MUNICIPAL BOND FUND             R      NFSC FEBO # W23-726141                     27,561.82      5.49    0.02
INVESTOR B                                HOWARD D WOMACK
                                          291 FM 1078
                                          ORANGE  TX 77632

TX MUNICIPAL BOND FUND             R      NFSC FEBO # W23-739839                     29,406.47      5.86    0.02
INVESTOR B                                TERRY M JOHNSON
                                          PAULA M JOHNSON
                                          PO BOX 1227
                                          WOLFFORTH TX 79382

TX MUNICIPAL BOND FUND             R      NFSC FEBO # W40-609048                     43,401.21      8.65    0.03
INVESTOR B                                JANE M MCCARVER EX
                                          E/O A G MCCARVER
                                          901 W INDIANNA STE A
                                          MIDLAND TX 79701

TX MUNICIPAL BOND FUND             B      MERRILL LYNCH, PIERCE, FENNER               122.34       28.16    0.00
INVESTOR C                                & SMITH INC FOR THE SOLE BENEFIT
                                          OF ITS CUSTOMERS
                                          ATTENTION SERVICE TEAM
                                          4800 DEER LAKE DRIVE EAST 3RD FLOOR
                                          JACKSONVILLE FL 32246

TX MUNICIPAL BOND FUND             R      STEPHENS INC                                311.99       71.83    0.00
INVESTOR C                                ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

TX MUNICIPAL BOND FUND             B      BANK OF AMERICA NA                        813,006.42     99.96    0.59
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

VA INTER. MUNI. BOND FUND          R      DOROTHY LEE WALSHE                         10,073.36     16.62    0.00
INVESTOR C                                5801 MILL SPRING RD
                                          MIDLOTHIAN VA 23112

VA INTER. MUNI. BOND FUND          R      NFSC FEBO # W13-003441                     3,609.95       5.95    0.00
INVESTOR C                                HAROLD R CRAMER
                                          DONNA CRAMER
                                          2051 CROSSING GATE WAY
                                          VIENNA  VA 22181

VA INTER. MUNI. BOND FUND          R      NFSC FEBO # W26-066940                     3,706.30       6.11    0.00
INVESTOR C                                ANDREW L GRAHAM JR
                                          ELRICA S GRAHAM
                                          708 WREN DRIVE
                                          PULASKI  VA 24301

VA INTER. MUNI. BOND FUND          R      NFSC FEBO # W26-049425                     6,719.58      11.09    0.00
INVESTOR C                                COLLIN PEEL
                                          MARGIE PEEL
                                          195 FAIRWAY LN
                                          WYTHEVILLE VA 24382

VA INTER. MUNI. BOND FUND          B      BANK OF AMERICA NA                       23,265,602.49   100.00   0.83
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

VA MUNICIPAL BOND FUND             R      CIBC WORLD MARKETS CORP.                   20,107.27     20.94    0.01
INVESTOR A                                FBO 033-23266-10
                                          P.O. BOX 3484
                                          CHURCH STREET STATION
                                          NEW YORK, NY 10008-3484

VA MUNICIPAL BOND FUND             R      NFSC FEBO # W68-011398                     5,075.45       5.28    0.00
INVESTOR A                                GERALD H MOULTON JR
                                          VIRGINIA M MOULTON
                                          3240 VILLAMONT ROAD
                                          BLUE RIDGE VA 24064
                                          NEW YORK NY 10281

VA MUNICIPAL BOND FUND             R      NFSC FEBO # W13-652342                     5,302.03       5.52    0.00
INVESTOR A                                JEFFERY W HALE
                                          DIANE A HALE
                                          8618 WOODBINE LANE
                                          ANNANDALE VA 22003

VA MUNICIPAL BOND FUND             R      JESSIE E SPELLS                            5,983.12       6.23    0.00
INVESTOR A                                25611 TAROCCO DR
                                          BONITA SPRINGS FL 34135-6406

VA MUNICIPAL BOND FUND             R      ROBERT W BAIRD & CO. INC.                  6,467.01       6.73    0.00
INVESTOR A                                A/C 7656-0853
                                          777 EAST WISCONSIN AVENUE
                                          MILWAUKEE WI 53202-5391

VA MUNICIPAL BOND FUND             R      REBECCA C BELL                             6,844.88       7.12    0.00
INVESTOR A                                1092 OAKLAWN DR
                                          CULPEPER VA 22701

VA MUNICIPAL BOND FUND             R      NFSC FEBO # W26-065471                     7,772.25       8.09    0.00
INVESTOR A                                SUSAN E WILLIAMS
                                          7 RAMSBURY CT
                                          RICHMOND  VA 23233

VA MUNICIPAL BOND FUND             R      RODNEY M CARLSON AND                       8,010.00       8.34    0.00
INVESTOR A                                JOYCE L CARLSON JTTEN
                                          3608 SOUTH CREEK CT
                                          CHESAPEAKE VA 23325

VA MUNICIPAL BOND FUND             R      CIBC WORLD MARKETS CORP.                   8,959.78       9.33    0.00
INVESTOR A                                FBO 033-23264-12
                                          P.O. BOX 3484
                                          CHURCH STREET STATION
                                          NEW YORK, NY 10008-3484

VA MUNICIPAL BOND FUND             R      STEPHENS INC                                316.25        5.61    0.00
INVESTOR C                                ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201

VA MUNICIPAL BOND FUND             R      NFSC FEBO # W26-049425                     5,211.25      92.50    0.00
INVESTOR C                                COLLIN PEEL
                                          MARGIE PEEL
                                          195 FAIRWAY LN
                                          WYTHEVILLE, VA 24382

VA MUNICIPAL BOND FUND             B      BANK OF AMERICA NA                       2,483,798.97    100.00   0.68
PRIMARY A                                 ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911


VALUE FUND INVESTOR C              B      STUART K COLONNA TTEE                      72,799.51      9.93    0.00
                                          BAYSHORE CONCRETE PRODUCTS CORP
                                          RETIREMENT SAVINGS PLAN
                                          1 BAYSHORE RD P O BOX 230
                                          CAPE CHARLES VA 23310

VALUE FUND PRIMARY A               B      BANK OF AMERICA NA                       52,418,776.13   76.09    0.63
                                          ATTN TONY FARRER
                                          1401 ELM STREET 11TH FLOOR
                                          DALLAS TX 75202-2911

VALUE FUND PRIMARY A               B      BANK OF AMERICA NA TTEE                  9,309,268.92    13.51    0.11
                                          NB 401K PLAN
                                          U/A DTD 01/01/1983
                                          P O BOX 2518/TX4-213-06-14
                                          HOUSTON TX 77252-2518

VALUE FUND PRIMARY B               R      STEPHENS INC                                 1.40        100.00   0.00
                                          ATTN: CINDY COLE
                                          111 CENTER STREET
                                          LITTLE ROCK AR 72201


         As of July 1, 2001, the Board Members and officers of the Companies as a group owned less than 1% of each class of shares of each Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         Investment Adviser and Sub-Advisers

         BA Advisors, BACAP and Marsico Capital

         BA Advisors is the primary investment adviser to the Funds, except the Feeder Funds which have no investment adviser. BA Advisors is also the investment adviser to the Master Portfolios. BACAP is the investment sub-adviser to all other Funds (except the Feeder Funds), and is co-investment sub-adviser to the Asset Allocation Fund.

         Marsico Capital is investment sub-adviser to the Marsico Focused Equities Master Portfolio, Marsico Growth & Income Master Portfolio, Marsico 21st Century Master Portfolio, Marsico International Opportunities Master Portfolio.

         BA Advisors also serves as the investment adviser to the portfolios of Nations Separate Account Trust, a registered investment company that is part of the Nations Funds Family. In addition, BA Advisors serves as the investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the NYSE. BACAP also serves as the investment sub-adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., and Nations Balanced Target Maturity Fund, Inc.

         BA Advisors and BACAP are each wholly owned subsidiaries of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. The respective principal offices of BA Advisors and BACAP are located at One Bank of America Plaza, Charlotte, N.C. 28255.

         Marsico Capital is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Thomas F. Marsico is Chairman and Chief Executive Officer of Marsico Capital. Prior to forming Marsico Capital in September 1997, Mr. Marsico had 18 years of experience as a securities analyst/portfolio manager. Marsico Capital is an indirect, wholly-owned subsidiary of Bank of America.

         Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $xxx billion, including the more than $120 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. Bank of America and its affiliates organization makes available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

         Sub-Advisers Unaffiliated with BA Advisors

         Brandes is the investment sub-adviser to the International Value Master Portfolio. Brandes Investment Partners, Inc. owns a controlling interest in Brandes and serves as its General Partner. Charles Brandes is the controlling shareholder of Brandes Investment Partners, Inc. The principal offices of Brandes are located at 11988 El Camino Real, Suite 500, San Diego, California 92130.

         MacKay Shields is the investment sub-adviser to the High Yield Master Portfolio. MacKay Shields is located at 9 West 57th Street, New York, NY 10019.

         Chicago Equity Partners, LLC ("Chicago Equity") is co-investment sub-adviser to the Blue Chip Master Portfolio and the equity portion of the Asset Allocation Fund. Chicago Equity Partners was established in 1998 as a wholly owned subsidiary of Bank of America and was the successor to the Bank of America Institutional Equity Group. On April 30, 2000, Chicago Equity Partners Corporation merged into Chicago Equity, a limited liability company formed in the state of Delaware. Chicago Equity is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The principal source of Chicago Equity's income is professional fees received from the management of client portfolios. Chicago Equity manages the assets of fiduciary and other institutional accounts. Chicago Equity is located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601.

         Gartmore is the investment sub-adviser to the Emerging Markets Fund and co-investment sub-adviser to International Equity Master Portfolio. Gartmore is registered as an investment adviser under the Investment Advisers Act of 1940, with principal offices at Gartmore House, 8 Fenchurch Place, London EC3M 4PH England. Gartmore's former indirect parent was Bank of America Corporation. As of May 31, 2000, Gartmore's indirect parent became Nationwide, which is an Ohio mutual insurance company with its principal executive offices located at One Nationwide Plaza, Columbus, Ohio 43215.

         INVESCO, with principal offices located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309, was founded in 1997 as a division of INVESCO Global a publicly traded investment management firm located in London, England, and a wholly owned subsidiary of AMVESCAP PLC, a publicly traded UK financial holding company also located in London, England that, through its subsidiaries, engages in international investment management. The "management team" responsible for the day-to-day investment decisions for INVESCO's managed portion of the assets of the International Equity Master Portfolio are: John D. Rogers, CFA; W. Linsay Davidson; Michele T. Garren, CFA; Erik B. Granade, CFA; Kent A. Stark; and Ingrid Baker, CFA.

         Putnam Investment Management, LLC, with principal offices located at One Post Office Square, Boston, Massachusetts 02109, is a wholly owned subsidiary of Putnam Investments, LLC, an investment management firm founded in 1937 which, except for shares held by employees is owned by Marsh & McLennan Companies, a publicly traded professional services firm that engages, through its subsidiaries in the business of insurance brokerage, investment management and consulting. Putnam's Core International Equity Team, led by Omid Kamshad, CFA, is responsible for the day-to-day investment decisions for Putnam's managed portion of the assets of the International Equity Master Portfolio.

         The Funds, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of any Adviser, including the individual portfolio manager(s) of any Fund, or if a Fund is managed by team or committee, such Fund may advertise the names, experience and/or qualifications of any such team or committee member.

         Investment Advisory and Sub-Advisory Agreements

         Pursuant to the terms of the Companies' respective Investment Advisory Agreements, BA Advisors, as investment adviser to the Funds, is responsible for the overall management and supervision of the investment management of each Fund. Pursuant to the terms of the Companies' respective Investment Sub-Advisory Agreements, BACAP, Gartmore, Chicago Equity, Brandes, MacKay Shields, INVESCO, Putnam and/or Marsico Capital select and manage the respective investments of the Funds. Each Adviser performs its duties subject at all times to the control of the respective Companies' Boards and in conformity with the stated policies of each Fund. The Investment Advisory Agreements and Investment Sub-Advisory Agreements are sometimes referred to as the "Advisory Agreements."

         The Advisory Agreements generally provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of an Adviser's obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Adviser shall not be subject to liability to a Company or to any shareholder of the Company for any act or omission in the course of rendering services under thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         Each Advisory Agreement became effective with respect to a Fund after approved by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Advisory Agreement is specifically approved at least annually by a Company's Board, including its Independent Board Members. The respective Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by a Company (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BA Advisors on 60 days' written notice.

         The Funds pay BA Advisors an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreements. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BA Advisors, in turn, from these fees it receives, pays investment sub-advisers for the services they provide to each Fund based on the percentage of the average daily net assets of each Fund, as set forth in the Investment Sub-Advisory Agreements.

         BA Advisors also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide. The investment advisory agreements and the investment sub-advisory agreements for the Master Portfolios are generally similar to the Advisory Agreements.

         Expense Limitations

         BA Advisors has committed to: (i) waive investment advisory fees and/or co-administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the schedules below.

         CONTRACTUAL ADVISORY/CO-ADMINISTRATION FEE WAIVERS

PERIOD FROM AUGUST 1, 2001, TO JULY 31, 2002


                                    Advisory       Co-Administration
Funds                                Waivers             Waivers
-----                               --------       -----------------
Short-Term Income Fund               0.10%               n/a
Government Securities Fund           0.10%(1)           0.05%
Strategic Income Fund                0.10%               n/a

(1) Contractual advisory fees are based on asset breakpoints, causing the advisory fee waiver to fluctuate to maintain a 0.40% net advisory rate. The advisory fee waiver presented reflects the maximum advisory fee waiver.

EXPENSE COMMITMENTS ESTABLISHED AT OVERALL FUND LEVEL
PERIOD FROM AUGUST 1, 2001, TO JULY 31, 2002

Funds                                          Fund Level Expense Commitment *
-----                                          -----------------------------
Intermediate Municipal Fund                          0.50%
Municipal Income Fund                                0.60%
Short Term Municipal Fund                            0.40%
Florida Intermediate Municipal Fund                  0.50%
Georgia Intermediate Municipal Fund                  0.50%
Maryland Intermediate Municipal Fund                 0.50%
North Carolina Intermediate Municipal Fund           0.50%

South Carolina Intermediate Municipal Fund           0.50%
Tennessee Intermediate Municipal Fund                0.50%
Texas Intermediate Municipal Fund                    0.50%
Virginia Intermediate Municipal Fund                 0.50%
California Municipal Bond Fund                       0.60%
Florida Municipal Bond Fund                          0.60%
Georgia Municipal Bond Fund                          0.60%
Kansas Municipal Income Fund                         0.60%
Maryland Municipal Bond Fund                         0.60%
North Carolina Municipal Bond Fund                   0.60%
South Carolina Municipal Bond Fund                   0.60%
Tennessee Municipal Bond Fund                        0.60%
Texas Municipal Bond Fund                            0.60%
Virginia Municipal Bond Fund                         0.60%
High Yield Bond Fund                                 0.93%
Intermediate Bond Fund                               0.81%
LargeCap Index Fund                                  0.35%
Managed Index Fund                                   0.50%
MidCap Index Fund                                    0.35%
SmallCap Index Fund                                  0.40%
Classic Value Fund**                                 1.13%
Financial Services Fund**                            1.30%
Small Company Fund                                   1.15%
Global Value Fund**                                  1.40%
Marsico International Opportunities Fund             1.50%

* As to these Funds, waivers of BA Advisors advisory and/or co-administration fees and/or other expense reimbursements (excluding 12b-1 distribution/shareholder servicing/shareholder administration fees).

** As to these Funds, BA Advisors is entitled to reimbursement from the Fund of any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such reimbursements do not cause the Fund's total operating expenses to exceed any expense commitment then in effect.

EXPENSE COMMITMENTS ESTABLISHED AT OVERALL FUND LEVEL
PERIOD FROM AUGUST 1, 2001, TO JULY 31, 2002

Funds                                          Fund Level Expense Cap *
-----                                          ----------------------
Prime Fund                                             0.30%
Government Money Market Fund                           0.30%
Tax Exempt Fund                                        0.30%
Treasury Fund                                          0.30%
California Tax-Exempt Reserves Fund                    0.20%
Cash Reserves Fund                                     0.20%
Government Reserves Fund                               0.20%
Money Market Reserves Fund                             0.20%
Municipal Reserves Fund                                0.20%
Treasury Reserves Fund                                 0.20%

         Advisory Fee Rates

         The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds' prospectuses.

         Advisory Fees Paid

         BA Advisors (or its predecessor) received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2001.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
Money Market Funds
Prime Fund                                        $10,923,673          $648,288                    --
Treasury Fund                                       3,288,897           261,868                    --
Government Money Market Fund                          693,293           191,051                    --


                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
Tax Exempt Fund                                     4,559,708           460,917                    --
Cash Reserves                                      64,535,411         1,952,428                    --
Treasury Reserves                                  11,368,588                --                    --
Money Market Reserves                              11,937,174           433,874                    --
Government Reserves                                 3,404,245           295,529                    --
Municipal Reserves                                  2,148,980           168,322                    --
California Tax-Exempt Reserves                      2,536,411                --                    --

Stock Funds
Convertible Securities Fund                         2,608,763            11,672                    --
Asset Allocation Fund                               2,565,587            82,677                    --
Equity Income Fund                                  2,907,439            16,786                    --
Classic Value Fund*                                       n/a               n/a                   n/a
Value Fund                                          8,461,521                --                    --
Blue Chip Fund(a)                                         n/a               n/a                   n/a
Strategic Growth Fund                               8,005,892                --                    --
Marsico Growth & Income Fund(a)                           n/a               n/a                   n/a
Capital Growth Fund                                 5,351,636                --                    --
Aggressive Growth Fund                              1,972,140                --                    --
Marsico Focused Equities Fund(a)                          n/a               n/a                   n/a
MidCap Growth Fund                                  2,271,101                --                    --
Marsico 21st Century Fund(a)                              n/a               n/a                   n/a
Small Company Fund                                  7,372,166           496,038                    --
Financial Services Fund*                                  n/a               n/a                   n/a

International/Global Stock Funds
Global Value Fund*                                        n/a               n/a                   n/a
International Value Fund(a)                               n/a               n/a                   n/a
International Equity Fund(a)                              n/a               n/a                   n/a
Marsico International Opportunities Fund(a)               n/a               n/a                   n/a
Emerging Markets Fund                                 468,327             8,175                    --

Index Funds
LargeCap Index Fund                                 1,785,004         8,419,477                    --
MidCap Index Fund                                     390,577                --                    --
SmallCap Index Fund                                    45,344           851,334                    --
Managed Index Fund                                  1,050,073           975,067                    --

Government & Corporate Bond Funds
Short-Term Income Fund                                764,098           382,049                    --
Short-Intermediate Government Fund                  1,668,046                --                    --
Government Securities Fund                            894,401           210,434                    --
Intermediate Bond Fund(a)                                 n/a               n/a                   n/a
Bond Fund                                           9,000,170                --                    --
Strategic Income Fund                                 940,869           257,368                    --
High Yield Bond Fund(a)                                   n/a               n/a                   n/a

Municipal Bond Funds
Short-Term Municipal Income Fund                       75,729           297,330                    --
Intermediate Municipal Bond Fund                    2,639,691         1,761,372                    --
Municipal Income Fund                               2,734,689         1,395,598                    --
California Municipal Bond Fund                        556,565           370,790                    --
Florida Intermediate Municipal Bond Fund              484,491           418,654                    --
Florida Municipal Bond Fund                           409,429           296,144                    --
Georgia Intermediate Municipal Bond Fund              270,055           295,541                    --
Georgia Municipal Bond Fund                            10,142           123,567                    --
Kansas Municipal Income Fund                              n/a               n/a                   n/a
Maryland Intermediate Municipal Bond Fund             404,437           385,463                    --
Maryland Municipal Bond Fund                           43,288           139,813                    --
North Carolina Intermediate Municipal Bond Fund       397,341           375,029                    --
North Carolina Municipal Bond Fund                     55,051           142,644                    --
South Carolina Intermediate Municipal Bond Fund       505,560           435,423                    --
South Carolina Municipal Bond Fund                     45,311           135,971                    --
Tennessee Intermediate Municipal Bond Fund             36,773           154,136                    --
Tennessee Municipal Bond Fund                              --            51,264                45,670

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
Texas Intermediate Municipal Bond Fund                675,275           532,923                    --
Texas Municipal Bond Fund                                  --            67,615                33,786
Virginia Intermediate Municipal Bond Fund             659,389           530,703                    --
Virginia Municipal Bond Fund                           13,723           130,470                    --

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                    442,504                --                    --
LifeGoal Growth Portfolio                             174,694                --                    --
LifeGoal Income and Growth Portfolio                   35,056                 --                   --

* There are no amounts shown for this Fund because it has not yet completed a full fiscal year.
(a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.

         BA Advisors (or its predecessor) received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2000.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
Money Market Funds
Prime Fund                                        $10,473,000        $1,545,853                    $0
Treasury Fund                                       3,690,808           554,688                     0
Government Money Market Fund                          639,946            91,223                     0
Tax Exempt Fund                                     4,157,168         2,375,631                     0
Cash Reserves                                      41,917,028                 0                     0
Treasury Reserves                                   9,455,978                 0                     0
Money Market Reserves                               3,492,118         1,626,671                     0
Government Reserves                                 2,507,819           166,533                     0
Municipal Reserves                                  1,809,661           223,731                     0
California Tax-Exempt Reserves*                     2,198,602            37,697                     0

Stock Funds
Convertible Securities Fund*                        2,002,135                 0                     0
Asset Allocation Fund*                              1,920,669           246,996                     0
Equity Income Fund                                  3,649,120             3,282                     0
Classic Value Fund(b)                                     n/a               n/a                   n/a
Value Fund                                         13,096,565            37,291                     0
Blue Chip Fund(a)                                         n/a               n/a                   n/a
Strategic Growth Fund                               3,061,314                 0                     0
Marsico Growth & Income Fund                        1,027,192                 0                     0
Capital Growth Fund                                 5,725,787                 0                     0
Aggressive Growth Fund                              3,348,866               447                     0
Marsico Focused Equities Fund                       3,616,135                 0                     0
MidCap Growth Fund(b)                                     n/a               n/a                   n/a
Marsico 21st Century Fund(b)                              n/a               n/a                   n/a
Small Company Fund                                  4,886,606           554,663                     0
Financial Services Fund(b)                                n/a               n/a                   n/a

International/Global Stock Funds
Global Value Fund(b)                                      n/a               n/a                   n/a
International Value Fund                            1,160,122           142,388                     0
International Equity Fund                           3,330,623            35,663                     0
Marsico International Opportunities Fund(b)               n/a               n/a                   n/a
Emerging Markets Fund                                 132,817           222,899                     0

Index Funds
LargeCap Index Fund                                   578,210         3,748,074                     0
MidCap Index Fund                                   1,731,609                 0                     0
SmallCap Index Fund                                   302,157           537,268                     0
Managed Index Fund                                  1,382,193         1,559,621                     0

Government & Corporate Bond Funds
Short-Term Income Fund                                893,075           525,771                     0

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
Short-Intermediate Government Fund                  1,919,241           113,613                     0
Government Securities Fund                            824,307           225,795                     0
Intermediate Bond Fund(a)                                 n/a               n/a                   n/a
Bond Fund                                           7,426,720           217,923                     0
Strategic Income Fund                                 837,734           455,939                     0
High Yield Bond Fund(b)                                   n/a               n/a                   n/a

Municipal Bond Funds
Short-Term Municipal Income Fund                     (26,406)                 0               410,899
Intermediate Municipal Bond Fund                    2,041,136         1,632,783                     0
Municipal Income Fund                               2,009,025         1,263,949                     0
California Municipal Bond Fund*                      [insert]          [insert]              [insert]
Florida Intermediate Municipal Bond Fund               49,122           527,742                     0
Florida Municipal Bond Fund                           396,783           362,065                     0
Georgia Intermediate Municipal Bond Fund              228,313           392,163                     0
Georgia Municipal Bond Fund                          (58,899)                 0               180,511
Kansas Municipal Income Fund(b)                           n/a               n/a                   n/a
Maryland Intermediate Municipal Bond Fund             349,789           475,432                     0
Maryland Municipal Bond Fund                         (32,320)                 0               215,423
North Carolina Intermediate Municipal Bond            345,899           476,833                     0
 Fund
North Carolina Municipal Bond Fund                        758           212,249                     0
South Carolina Intermediate Municipal Bond            491,652           559,670                     0
 Fund
South Carolina Municipal Bond Fund                   (47,207)                 0               205,454
Tennessee Intermediate Municipal Bond Fund            (3,302)                 0               218,100
Tennessee Municipal Bond Fund                       (106,990)                 0               161,632
Texas Intermediate Municipal Bond Fund                805,727           723,266                     0
Texas Municipal Bond Fund                            (91,993)                 0               169,070
Virginia Intermediate Municipal Bond Fund             578,309           603,026                     0
Virginia Municipal Bond Fund                         (58,933)                 0               199,694

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                     63,702                 0                     0
LifeGoal Growth Portfolio                              59,433                 0                     0
LifeGoal Income and Growth Portfolio                   29,068                 0                     0

 * The amounts shown for this Fund represent fees for the fiscal period from May 16, 1999 to March 31, 2000
(a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.
(b)There are no amounts shown for this Fund because it had not yet commenced operations.

         BA Advisors (or its predecessor) received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to BA Advisors, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 1999.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
Money Market Funds
Prime Fund                                        $12,225,631        $1,340,369                    $0
Treasury Fund                                       4,286,160         1,248,840                     0
Government Money Market Fund                          613,516         1,017,484                     0
Tax Exempt Fund                                     4,507,216         6,378,784                     0
Cash Reserves(c)                                   10,651,186         9,394,814                     0
Treasury Reserves(c)                                2,472,643         3,183,357                     0
Money Market Reserves(d)                              672,666         1,448,334                     0
Government Reserves(c)                                757,681           982,319                     0
Municipal Reserves(c)                                 343,134           619,866                     0
California Tax-Exempt Reserves*                      (60,767)                 0                384,798

Stock Funds
Convertible Securities Fund                          2,002,135                0                     0
Asset Allocation Fund*                                132,667           111,809                     0
Equity Income Fund                                  5,845,269            42,731                     0
Classic Value Fund(b)                                     n/a               n/a                   n/a
Value Fund                                         17,721,908                 0                     0

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
Blue Chip Fund(a)                                         n/a               n/a                   n/a
Strategic Growth Fund                                 701,840                 0                     0
Marsico Growth & Income Fund                          687,321                 0                     0
Capital Growth Fund                                 6,256,638                 0                     0
Aggressive Growth Fund                              3,580,240                 0                     0
Marsico Focused Equities Fund                       1,951,845                 0                     0
MidCap Growth Fund(b)                                     n/a               n/a                   n/a
Marsico 21st Century Fund(b)                              n/a               n/a                   n/a
Small Company Fund                                  2,742,154         1,024,846                     0
Financial Services Fund(b)                                n/a               n/a                   n/a

International/Global Stock Funds
Global Value Fund(b)                                      n/a               n/a                   n/a
International Value Fund                            1,048,847           116,153                     0
International Equity Fund                           7,491,086                 0                     0
Marsico International Opportunities Fund(b)               n/a               n/a                   n/a
Emerging Markets Fund                                 324,702            82,712                     0

Index Funds
LargeCap Index Fund                                 1,077,496         2,753,504                     0
MidCap Index Fund                                   2,082,133                 0                     0
SmallCap Index Fund                                   397,736           637,832                     0
Managed Index Fund                                  1,665,990         1,375,010                     0

Government & Corporate Bond Funds
Short-Term Income Fund                              1,290,670         1,290,330                     0
Short-Intermediate Government Fund                  2,761,572         1,380,428                     0
Government Securities Fund                            837,334           180,666                     0
Intermediate Bond Fund(a)                                 n/a               n/a                   n/a
Bond Fund                                           9,334,703         1,867,297                     0
Strategic Income Fund                               1,914,951           383,049                     0
High Yield Bond Fund(b)                                   n/a               n/a                   n/a

Municipal Bond Funds
Short-Term Municipal Income Fund                      179,149           479,111                     0
Intermediate Municipal Bond Fund                    3,120,856         1,454,144                     0
Municipal Income Fund                               2,651,245         1,131,755                     0
California Municipal Bond Fund*                        119,243            13,794                    0
Florida Intermediate Municipal Bond Fund              750,898           419,102                     0
Florida Municipal Bond Fund                           552,208           340,792                     0
Georgia Intermediate Municipal Bond Fund              446,861           334,883                     0
Georgia Municipal Bond Fund                            50,789           185,961                     0
Kansas Municipal Income Fund(b)                           n/a               n/a                   n/a
Maryland Intermediate Municipal Bond Fund             512,685           397,315                     0
Maryland Municipal Bond Fund                           76,086           167,416                     0
North Carolina Intermediate Municipal Bond Fund       626,613           379,387                     0
North Carolina Municipal Bond Fund                    113,404           173,856                     0
South Carolina Intermediate Municipal Bond Fund       900,188           451,812                     0
South Carolina Municipal Bond Fund                     59,273           179,721                     0
Tennessee Intermediate Municipal Bond Fund            124,633           210,153                     0
Tennessee Municipal Bond Fund                           9,144           145,172                     0
Texas Intermediate Municipal Bond Fund              1,350,723           620,277                     0
Texas Municipal Bond Fund                              32,331           139,869                     0
Virginia Intermediate Municipal Bond Fund             849,701           485,299                     0
Virginia Municipal Bond Fund                           74,830           177,686                     0

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                     49,521                 0                     0
LifeGoal Growth Portfolio                              33,010                 0                     0
LifeGoal Income and Growth Portfolio                   17,390                 0                     0

 * The amounts shown for this Fund represent fees for the fiscal period from March 1, 1999 to May 14, 1999. For the fiscal year from March 1, 1998 to February 28, 1999, California Tax Reserves, Asset Allocation Fund and California Municipal Bond Fund paid BA Advisors (or its predecessor) net advisory fees of $1,548,799, $1,089,007 and $687,688, respectively; for that fiscal year no fees were waived or reimbursed.
(a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.

(b)There are no amounts shown for this Fund because it had not yet commenced operations.
(c)For the 11-month fiscal period from May 1, 1998 to March 31, 1999 (the Funds changed their fiscal year end from April 30th to March 31st), Cash Reserves, Treasury Reserves, Government Reserves and Municipal Reserves paid Advisory fees to BA Advisors (or its predecessor) as indicated.
(d)For the fiscal period from May 16, 1998 to March 31, 1999 Money Market Reserves paid Advisory fees to BA Advisors (or its predecessor) as indicated.

         Sub-Advisory Fee Rates

         The maximum advisory fee rate payable by a Fund, along with the actual advisory fee rate (after taking into account any waivers) paid by a Fund last fiscal year, are shown in the Funds' prospectuses. BA Advisors, from the fees that it receives pays the Funds' investment sub-advisers. The rate at which the various investment sub-advisers are paid are reflected in the related Investment Sub-Advisory Agreements (or the investment sub-advisory agreement with the Master Portfolios), which have been filed with the SEC on the Form N-1A registration statement for each of NFI, NFT, NR and NFST (or NMIT, if a Master Portfolio). An investor may view these filings by going to the SEC's website (www.sec.gov).

         Sub-Advisory Fees Paid

         The Funds' Investment Sub-Advisers (or their predecessors) received sub-advisory fees from BA Advisors for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2001. Sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to BACAP and Marsico Capital are not shown separately.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
Domestic Stock Funds (Sub-Adviser)
Asset Allocation Fund (Chicago Equity)                569,082                 0                     0
Classic Value Fund* (Brandes)                             n/a               n/a                   n/a
Blue Chip Fund(a) (Chicago Equity)                        n/a               n/a                   n/a

International/Global Stock Funds (Sub-Adviser)
Global Value Fund* (Brandes)                              n/a               n/a                   n/a
International Value Fund(a) (Brandes)                     n/a               n/a                   n/a
International Equity Fund(a) (Gartmore,                   n/a               n/a                   n/a
     INVESCO, Putnam)
Emerging Markets Fund (Gartmore)                      286,478                 0                     0

Government & Corporate Bond Funds
(Sub-Adviser)
High Yield Bond Fund(a) (McKay Shields)                   n/a               n/a                   n/a

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

(a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.


         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BA Advisors for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 2000. Sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to BACAP and Marsico Capital are not shown, or broken out separately.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
Stock Funds (Sub-Adviser)
Asset Allocation Fund (Chicago Equity)               $820,193                 0                     0
Classic Value Fund* (Brandes)                             n/a               n/a                   n/a
Blue Chip Fund(a) (Chicago Equity)                        n/a               n/a                   n/a

International/Global Stock Funds (Sub-Adviser)
Global Value Fund* (Brandes)                              n/a               n/a                   n/a
International Value Fund(a) (Brandes)                $613,897                 0                     0

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
International Equity Fund (Gartmore)               $1,179,182                 0                     0
International Equity Fund (INVESCO)                  $489,476
International Equity Fund (Putnam)                   $490,887
Emerging Markets Fund (Gartmore)                      102,346                 0                     0

Government & Corporate Bond Funds
(Sub-Adviser)
High Yield Bond Fund(a) (McKay Shields)                   n/a               n/a                   n/a

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

(a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.

         The Funds' investment sub-advisers (or their predecessors) received sub-advisory fees from BA Advisors for their services as reflected in the following chart, which shows the net sub-advisory fees paid to the indicated sub-adviser, the advisory fees waived and expense reimbursements, where applicable, for the fiscal year ended March 31, 1999. Sub-advisory fees paid by BA Advisors to affiliated sub-advisers are not required to be shown; accordingly, sub-advisory fees paid to BACAP and Marsico Capital are not shown, or broken out separately.

                                                       Net               Amount             Reimbursed
                                                   Amount Paid           Waived             by Adviser
                                                   -----------           ------             ----------
Stock Funds (Sub-Adviser)
Asset Allocation Fund (Chicago Equity)
Classic Value Fund* (Brandes)                             n/a               n/a                   n/a
Blue Chip Fund(a) (Chicago Equity)                        n/a               n/a                   n/a

International/Global Stock Funds (Sub-Adviser)
Global Value Fund* (Brandes)                              n/a               n/a                   n/a
International Value Fund(a) (Brandes)                $570,822                 0                     0
International Equity Fund (Gartmore)
Emerging Markets Fund (Gartmore)

Government & Corporate Bond Funds
(Sub-Adviser)
High Yield Bond Fund*(a) (McKay Shields)                  n/a               n/a                   n/a

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

(a)There are no amounts shown for this Fund because its advisory fees are paid at the Master Portfolio level.

         Co-Administrators and Sub-Administrator

         Co-Administrators

         Stephens and BA Advisors serve as Co-Administrators of each Company. The Co-Administrators serve under Co-Administration Agreements which provide that the Co-Administrators may receive, as compensation for their services, fees, computed daily and paid monthly, at the annual rate of: 0.10% of the Money Market Funds; 0.22% of the Government & Corporate Bond Funds, Municipal Bond Funds and International/Global Stock Funds; and 0.23% of the Stock Funds. Each percentage amount is of the average daily net assets of a Fund. BA Advisors also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

         Pursuant to its Co-Administration Agreement, Stephens has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to each Company, (iii) furnish corporate secretarial services to each Company, including coordinating the preparation and distribution of materials for Board meetings, (iv) coordinate the provision of legal advice to each Company with respect to regulatory matters, (v) coordinate the preparation of reports to each Fund's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinate the provision of services to each Company by the Transfer Agent, Sub-Transfer Agent and the Custodian, and
(vii) generally assist in all aspects of each Company's operations. Stephens bears all expenses incurred in connection with the performance of its services.

         Also, pursuant to its Co-Administration Agreement, BA Advisors has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for each Company's reports to shareholders and the SEC, (iv) prepare and file each Company's federal and state tax returns, (v) perform monthly compliance testing for each Company, and (vi) prepare and furnish each Company monthly broker security transaction summaries and transaction listings and performance information. BA Advisors bears all expenses incurred in connection with the performance of its services.

         The Co-Administration Agreement may be terminated by a vote of a majority of a Company's Board Members, by Stephens or by BA Advisors, respectively, on 60 days' written notice without penalty. The Co-Administration Agreements are not assignable without the written consent of the other party. Furthermore, the Co-Administration Agreements provide that Stephens and BA Advisors shall not be liable to the Funds or to their shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of either Stephens or BA Advisors.

         Sub-Administrator

         BNY serves as Sub-Administrator for the Funds pursuant to Sub-Administration Agreements. Pursuant to their terms, BNY assists Stephens and BA Advisors in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from Stephens and BA Advisors based on an annual rate of the Funds' average daily net assets, as shown below.


Money Market Funds

             Breakpoints                       Rate
--------------------------------------- -------------------
 < or equal to $2 billion                    0.0100%
 >$2 billion to $3 billion                   0.0075%
 In excess of $3 billion                     0.0025%

Municipal Funds

              Breakpoints                       Rate
---------------------------------------- -------------------
 < or equal to $500 million                   0.0450%
 >$500 million to $1 billion                  0.0350%
 > $1 billion to $1.25 billion                0.0225%
 > $1.25 billion to $1.5 billion              0.0100%
 In excess of $1.5 billion                    0.0050%


Government & Corporate Bond Funds

              Breakpoints                       Rate
---------------------------------------- -------------------
 < or equal to $500 million                   0.0450%
 > $500 million to $1 billion                 0.0350%
 > $1 billion to $1.25 billion                0.0225%
 > $1.25 billion to $1.5 billion              0.0100%
 In excess of $1.5 billion                    0.0050%


Domestic Stock Funds

              Breakpoints                       Rate
---------------------------------------- -------------------
 < or equal to $500 million                   0.0550%
 > $500 million to $1 billion                 0.0450%
 > $1 billion to $1.5 billion                 0.0250%
 $1.5 billion to $2 billion                   0.0150%
 In excess of $2 billion                      0.0050%


International/Global Stock Funds

              Breakpoints                       Rate
---------------------------------------- -------------------
 < or equal to $500 million                   0.0600%


 > $500 million to $1 billion                 0.0500%
 > $1 billion to $1.25 billion                0.0400%
 > $1.25 billion to $1.5 billion              0.0300%
 In excess of $1.5 billion                    0.0050%


         Co-Administration and Sub-Administration Fees Paid

         The table set forth below states the net co-administration fees paid to BA Advisors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended March 31, 2001.

                                                       Net                Net                 Net
                                                Co-Administration  Co-Administration   Sub-Administration
                                                 Fees Paid to BA      Fees Paid to      Fees Paid to BNY
                                                Advisors by the     Stephens by the      by the Fund(a)
                                                     Fund(a)            Fund(a)
                                                -----------------   ----------------   -------------------
Money Market Funds
Prime Fund                                           $574,998          $3,740,842            $484,901
Treasury Fund                                         176,445           1,090,998             198,548
Government Money Market Fund                           44,294             274,409              48,907
Tax Exempt Fund                                       251,550           1,572,011             274,119
Cash Reserves                                       7,732,817           3,291,794           1,523,440
Treasury Reserves                                   1,256,962             561,689             568,459
Money Market Reserves                               1,315,239             611,718             582,038
Government Reserves                                    68,412             185,375             255,082
Municipal Reserves                                     23,818             115,259             174,081
California Tax-Exempt Reserves                         22,788             133,051             200,229

Stock Funds
Convertible Securities Fund                           444,005             251,491             231,736
Asset Allocation Fund                                 448,718             253,325             235,037
Equity Income Fund                                    577,745             326,083             303,080
Classic Value Fund*                                       n/a                 n/a                 n/a
Value Fund                                          1,433,242             900,989             659,853
Blue Chip Fund                                        552,179             573,754             512,137
Strategic Growth Fund                               1,355,798             857,222             619,845
Marsico Growth & Income Fund                           61,562             388,324             349,663
Capital Growth Fund                                   905,578             525,220             462,859
Aggressive Growth Fund                                333,801             187,545             176,330
Marsico Focused Equities Fund                         226,551           1,895,698             820,150
MidCap Growth Fund                                    385,056             217,631             200,935
Marsico 21st Century Fund                                 n/a                 n/a                 n/a
Small Company Fund                                    959,959             558,019             486,530
Financial Services Fund*                                  n/a                 n/a                 n/a

International/Global Stock Funds
Global Value Fund*                                        n/a                 n/a                 n/a
International Value Fund                              760,259             674,374             715,033
International Equity Fund                             565,704             377,487             656,412
Marsico International Opportunities Fund                  n/a                 n/a                 n/a
Emerging Markets Fund                                  52,473              20,930              31,427

Index Funds
LargeCap Index Fund                                 2,808,051           2,213,197             846,333
MidCap Index Fund                                     430,054           (127,306)             225,048
SmallCap Index Fund                                   247,120             139,776             128,695
Managed Index Fund                                    557,521             314,830             292,997

Government & Corporate Bond Funds
Short-Term Income Fund                                421,202             237,016             182,290
Short-Intermediate Government Fund                    613,022             348,268             261,944
Government Securities Fund                            246,498             100,050             106,188
Intermediate Bond Fund                                 58,561              36,520              46,205
Bond Fund                                           2,480,212           1,844,144             625,739
Strategic Income Fund                                 264,204             149,245             113,775
High Yield Bond Fund                                   20,641           (155,359)              21,545

Municipal Bond Funds
Short-Term Municipal Income Fund                      137,454              52,583              59,336

                                                       Net                Net                 Net
                                                Co-Administration  Co-Administration   Sub-Administration
                                                 Fees Paid to BA      Fees Paid to      Fees Paid to BNY
                                                Advisors by the     Stephens by the      by the Fund(a)
                                                     Fund(a)            Fund(a)
                                                -----------------   ----------------   -------------------
Intermediate Municipal Bond Fund                    1,212,901             522,003             465,628
Municipal Income Fund                                 910,700             372,166             369,251
California Municipal Bond Fund                        204,486              78,239              88,218
Florida Intermediate Municipal Bond Fund              248,904              95,419             107,251
Florida Municipal Bond Fund                           155,583              59,497              67,150
Georgia Intermediate Municipal Bond Fund              155,884              59,628              67,286
Georgia Municipal Bond Fund                            29,485              11,277              12,721
Kansas Municipal Income Fund                              n/a                 n/a                 n/a
Maryland Intermediate Municipal Bond Fund             217,695              83,347              93,908
Maryland Municipal Bond Fund                           40,378              15,450              17,413
North Carolina Intermediate Municipal Bond            212,876              81,419              91,891
 Fund
North Carolina Municipal Bond Fund                     43,592              16,678              18,808
South Carolina Intermediate Municipal Bond            259,353              99,225             111,914
 Fund
South Carolina Municipal Bond Fund                     39,977              15,279              17,257
Tennessee Intermediate Municipal Bond Fund             52,618              20,112              22,726
Tennessee Municipal Bond Fund                          11,306               4,314               4,886
Texas Intermediate Municipal Bond Fund                333,003             127,052             144,046
Texas Municipal Bond Fund                              14,909               5,700               6,436
Virginia Intermediate Municipal Bond Fund             327,998             125,571             141,477
Virginia Municipal Bond Fund                           31,794              12,179              13,704

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                         --                  --                  --
LifeGoal Growth Portfolio                                  --                  --                  --
LifeGoal Income and Growth Portfolio                       --                  --                  --

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

(a)A certain amount of co-administration fees and sub-administration fees are also paid at the Master Portfolio level.

         The table set forth below states the net co-administration fees paid to BA Advisors and Stephens and the sub-administration fees paid to BNY for the fiscal year ended March 31, 2000.

                                                       Net                Net                 Net
                                                Co-Administration  Co-Administration   Sub-Administration
                                                 Fees Paid to BA      Fees Paid to      Fees Paid to BNY
                                                Advisors by the     Stephens by the      by the Fund(a)
                                                     Fund(a)            Fund(a)
                                                -----------------   ----------------    -----------------
Money Market Funds
Prime Fund                                           $593,138          $3,529,994            $659,433
Treasury Fund                                         209,505           1,215,399             264,326
Government Money Market Fund                           47,442             274,853              59,736
Tax Exempt Fund                                       282,587           1,384,832             257,352
Cash Reserves                                       1,113,257           2,010,983           1,294,123
Treasury Reserves                                     227,937             448,018             650,728
Money Market Reserves                                  17,089             241,385             375,048
Government Reserves                                         0             126,655             210,738
Municipal Reserves                                      (199)              98,213             163,412
California Tax-Exempt Reserves                       (49,171)             109,923             183,206

Stock Funds
Convertible Securities Fund                           331,021             179,186             180,558
Asset Allocation Fund                                 360,382             196,260             196,572
Equity Income Fund                                    620,120             391,816             391,324
Classic Value Fund*                                       n/a                 n/a                 n/a
Value Fund                                          1,883,413           1,490,058             885,891
Blue Chip Fund                                        371,641             259,581             469,361
Strategic Growth Fund                                 475,051             278,951             279,665
Marsico Growth & Income Fund                          181,239             212,496             212,943
Capital Growth Fund                                   842,870             518,471             519,822
Aggressive Growth Fund                                487,245             303,701             303,339
Marsico Focused Equities Fund                         647,723             849,604             672,587
MidCap Growth Fund                                    259,259             156,640             157,660
Marsico 21st Century Fund*                                n/a                 n/a                 n/a
Small Company Fund                                    615,968             360,306             361,001
Financial Services Fund*                                  n/a                 n/a                 n/a


                                                       Net                Net                 Net
                                                Co-Administration  Co-Administration   Sub-Administration
                                                 Fees Paid to BA      Fees Paid to      Fees Paid to BNY
                                                Advisors by the     Stephens by the      by the Fund(a)
                                                     Fund(a)            Fund(a)
                                                -----------------   ----------------    -----------------
International/Global Stock Funds
Global Value Fund*                                        n/a                 n/a                 n/a
International Value Fund                              294,060             169,114             296,329
International Equity Fund                             588,271            (42,082)             629,092
Marsico International Opportunities Fund*                 n/a                 n/a                 n/a
Emerging Markets Fund                                  35,672              13,984              24,755

Index Funds
LargeCap Index Fund                                 1,031,332             641,390             620,995
MidCap Index Fund*                                        n/a                 n/a                 n/a
SmallCap Index Fund                                   198,238             122,199             122,303
Managed Index Fund                                    688,841             427,658             427,965

Government & Corporate Bond Funds
Short-Term Income Fund                                409,185             252,740             210,308
Short-Intermediate Government Fund                    577,009             359,425             299,160
Government Securities Fund                            205,715             124,194             103,347
Intermediate Bond Fund                                 44,794           (126,787)              39,378
Bond Fund                                           1,742,529           1,282,937             695,519
Strategic Income Fund                                 227,764             150,040             124,984
High Yield Bond Fund*                                     n/a                 n/a                 n/a

Municipal Bond Funds
Short-Term Municipal Income Fund                      115,124              47,452              59,184
Intermediate Municipal Bond Fund                      860,494             356,849             445,145
Municipal Income Fund                                 616,848             255,948             319,268
California Municipal Bond Fund                        180,645              65,472              82,112
Florida Intermediate Municipal Bond Fund              228,065              94,817             118,295
Florida Municipal Bond Fund                           142,783              59,301              74,010
Georgia Intermediate Municipal Bond Fund              145,010              60,248              75,148
Georgia Municipal Bond Fund                            23,126               9,520              11,879
Kansas Municipal Income Fund*                             n/a                 n/a                 n/a
Maryland Intermediate Municipal Bond Fund             193,877              80,206             100,043
Maryland Municipal Bond Fund                           34,857              14,336              17,889
North Carolina Intermediate Municipal Bond Fund       192,601              79,902              99,677
North Carolina Municipal Bond Fund                     40,396              16,677              20,797
South Carolina Intermediate Municipal Bond Fund       245,858             102,081             127,349
South Carolina Municipal Bond Fund                     31,020              12,452              15,529
Tennessee Intermediate Municipal Bond Fund             50,260              20,860              26,021
Tennessee Municipal Bond Fund                          10,322               4,275               5,331
Texas Intermediate Municipal Bond Fund                356,530             148,383             185,113
Texas Municipal Bond Fund                              14,400               6,017               7,510
Virginia Intermediate Municipal Bond Fund             278,270             114,867             143,281
Virginia Municipal Bond Fund                           26,738              11,021              13,748

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio
LifeGoal Growth Portfolio
LifeGoal Income and Growth Portfolio


*There are no amounts shown for this Fund because it had not yet completed a full fiscal year.

(a)A certain amount of co-administration fees and sub-administration fees are also paid at the Master Portfolio level.

         Co-administration and sub-administration fees (based upon current contractual arrangements) are not shown for the fiscal year ended March 31, 1999 because such arrangements had not been in effect for this fiscal year.

         Other Agreements

         Because this SAI combines disclosures on four separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this SAI concerning another investment company. NFT, NFI, NR, and NFST have entered into a cross-indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this SAI.

         12b-1 Plans

         The Companies have adopted a Rule 12b-1, or distribution plan, for the Investor A, Investor B, Investor C, Daily Shares, Investor Shares, Liquidity Shares, Market Shares and Service Shares of the Funds that offer those classes. See "Capital Stock--Description of Shares" for information about which Funds offer which classes of shares.

         With respect to a Fund's Investor A Shares, the Companies have adopted combined distribution and shareholder servicing plans. The Investor A Distribution and Shareholder Servicing Plans provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide or to Servicing Agents for shareholder services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

         With respect to a Fund's Investor B Shares, the Companies have adopted distribution plans. The Investor B Distribution Plans provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Investor B Shares of the Money Market Funds and up to 0.75% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds. Stephens has entered into an arrangement whereby sales commissions payable to broker/dealers with respect to sales of Investor B Shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Investor B Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

         With respect to a Fund's Investor C Shares, the Companies have adopted distribution plans. The Investor C Distribution Plans provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Investor C Shares of the Money Market Funds and up to 0.75% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

         With respect to a Fund's Daily Shares, the Companies have adopted distribution plans. The Daily Distribution Plans provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.45% (on an annualized basis) of the average daily net asset value of the Daily Shares of the Funds (except the NR Money Market Funds) and up to 0.35% (on an annualized basis) of the average daily net asset value of the NR Money Market Funds.

         With respect to a Fund's Liquidity Shares, NR has adopted a distribution plan. The Liquidity Distribution Plan provides that a Fund may pay the Distributor up to 0.30% (on an annualized basis) of the average daily net asset value of the Liquidity Shares of the Funds and up to 0.35% (on an annualized basis) of Treasury Reserves, that the Distributor may use to compensate certain financial institutions which provide administrative and/or distribution services.

         With respect to a Fund's Market Shares, NR has adopted a distribution plan. The Market Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.20% (on an annualized basis) of the average daily net asset value of the Daily Shares of the Funds.

         With respect to a Fund's Service Class Shares, NR has adopted a distribution plan. The Service Class Distribution Plan provides that a Fund may pay the Distributor up to 0.75% (on an annualized basis) of the average daily net asset value of the Service Class Shares of the Funds, that the Distributor may use to compensate Selling Agents.

         Payments under the Investor A Distribution Plans, Investor B Distribution Plans, Investor C Distribution Plans, Daily Class Distribution Plans, Market Class Distribution Plan and Investor Class Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials;
(ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor's or Selling Agents' unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

         Payments under the Liquidity Distribution Plan may be made with respect to the following: (i) the incremental printing costs incurred in producing for and distributing to persons other than current shareholders, the reports, prospectuses, notices and similar materials that are prepared for current shareholders; (ii) the cost of complying with state and federal laws pertaining to the distribution of the shares; (iii) advertising; (iv) the costs of preparing, printing and distributing any literature used in connection with the offering of the shares; (v) expenses incurred in connection with the promotion and sale of the shares including, travel and communication expenses and expenses for the compensation of and benefits for sales personnel; and (vi) any other expenses reasonably incurred in connection with the distribution and marketing of the shares.

         Payments under the Market Class Distribution Plan may be made with respect to the following: (i) to compensate Selling Agents for providing distribution assistance relating to that shares; (ii) for promotional activities intended to result in the sale of the shares such as by paying for the preparation, printing and distribution of prospectuses for other than current shareholders; and (iii) to compensate Selling Agents for providing distribution services with regard to their customers who are, from time to time, beneficial, and record owners of shares.

         All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Board Members, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

         Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous year to be carried over to the current year from August 1, 2001 to August 1, 2002.

         The Funds participate in joint distribution activities with other Funds in the Nations Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Nations Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

         For the Investor A Distribution and Shareholder Servicing Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:



                                               Printing and
                                                Mailing of
                                              Prospectuses to                                              Interest,
                                               Shareholders                                               Carrying or
                                                Other than                   Compensation  Compensation     Other
                                                  Current     Compensation    to Broker/     to Sales     Financial
                                 Advertising   Shareholders   to Distributor    Dealers      Personnel      Charges
                                 -----------   ------------   --------------    -------      ---------      -------
Money Market Funds
Prime Fund                             $0          $0           $601,971          $0            $0            $0
Treasury Fund                           0           0            910,281           0             0             0
Government Money Market Fund            0           0             19,113           0             0             0
Tax Exempt Fund                         0           0             44,393           0             0             0

Domestic Stock Funds
Convertible Securities Fund             0           0            858,952           0             0             0
Asset Allocation Fund                   0           0            558,181           0             0             0
Equity Income Fund                      0           0             70,750           0             0             0
Classic Value Fund*                     0           0                  0           0             0             0
Value Fund                              0           0            200,377           0             0             0
Blue Chip Fund                          0           0          1,677,464           0             0             0
Strategic Growth Fund                   0           0             29,057           0             0             0
Marsico Growth & Income Fund            0           0            459,345           0             0             0
Capital Growth Fund                     0           0            127,392           0             0             0
Aggressive Growth Fund                  0           0             95,276           0             0             0
Marsico Focused Equities Fund           0           0          1,683,439           0             0             0
MidCap Growth Fund                      0           0             51,544           0             0             0
Marsico 21st Century Fund*              0           0             59,680           0             0             0
Small Company Fund                      0           0            502,493           0             0             0
Financial Services Fund*                0           0                  0           0             0             0

International/Global Stock Funds
Global Value Fund*                      0           0                  0           0             0             0
International Value Fund                0           0            711,910           0             0             0
International Equity Fund               0           0            106,607           0             0             0
Marsico International                   0           0              4,277           0             0             0
Opportunities Fund*
Emerging Markets Fund                   0           0              7,726           0             0             0

Index Funds
LargeCap Index Fund                     0           0             76,352           0             0             0
MidCap Index Fund                       0           0                 81           0             0             0
SmallCap Index Fund                     0           0             17,672           0             0             0
Managed Index Fund                      0           0            109,799           0             0             0

Government & Corporate Bond Funds
Short-Term Income Fund                  0           0             22,169           0             0             0
Short-Intermediate Gov't Fund           0           0             99,118           0             0             0
Government Securities Fund              0           0            139,121           0             0             0
Intermediate Bond Fund                  0           0            151,166           0             0             0
Bond Fund                               0           0             62,445           0             0             0
Strategic Income Fund                   0           0             71,516           0             0             0
High Yield Bond Fund                    0           0              7,273           0             0             0

Municipal Bond Funds
Short-Term Municipal Income Fund        0           0             52,386           0             0             0
Intermediate Municipal Bond Fund        0           0             46,231           0             0             0
Municipal Income Fund                   0           0             84,400           0             0             0
California Municipal Bond Fund          0           0            352,398           0             0             0
Florida Int. Municipal Bond Fund        0           0             19,210           0             0             0
Florida Municipal Bond Fund             0           0            116,285           0             0             0
Georgia Int. Municipal Bond Fund        0           0             29,969           0             0             0
Georgia Municipal Bond Fund             0           0              4,501           0             0             0
Kansas Municipal Income Fund            0           0              2,318           0             0             0
Maryland Int. Municipal Bond Fund       0           0             42,270           0             0             0
Maryland Municipal Bond Fund            0           0              5,172           0             0             0

                                               Printing and
                                                Mailing of
                                              Prospectuses to                                              Interest,
                                               Shareholders                                               Carrying or
                                                Other than                   Compensation  Compensation     Other
                                                  Current     Compensation    to Broker/     to Sales     Financial
                                 Advertising   Shareholders   to Distributor    Dealers      Personnel      Charges
                                 -----------   ------------   --------------    -------      ---------      -------

North Carolina Int. Mun. Bond Fund      0           0             25,588           0             0             0
North Carolina Mun. Bond Fund           0           0              5,226           0             0             0
South Carolina Int. Mun. Bond Fund      0           0             40,197           0             0             0
South Carolina Mun. Bond Fund           0           0              2,515           0             0             0
Tennessee Int. Municipal Bond Fund      0           0             19,815           0             0             0
Tennessee Municipal Bond Fund           0           0              4,045           0             0             0
Texas Int. Municipal Bond Fund          0           0             10,269           0             0             0
Texas Municipal Bond Fund               0           0                820           0             0             0
Virginia Int. Municipal Bond Fund       0           0            111,343           0             0             0
Virginia Municipal Bond Fund            0           0              1,609           0             0             0

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio      0           0              7,383           0             0             0
LifeGoal Growth Portfolio               0           0             17,077           0             0             0
LifeGoal Inc. and Growth Portfolio      0           0              2,349           0             0             0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

         For the Investor B Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:

                                               Printing and
                                                Mailing of
                                              Prospectuses to                                              Interest,
                                               Shareholders                                               Carrying or
                                                Other than                   Compensation  Compensation     Other
                                                  Current     Compensation    to Broker/     to Sales     Financial
                                 Advertising   Shareholders   to Distributor    Dealers      Personnel      Charges
                                 -----------   ------------   --------------    -------      ---------      -------

Money Market Funds
Prime Fund                              0          0              n/a              0             0           0
Treasury Fund                           0          0              n/a              0             0           0
Government Money Market Fund            0          0              n/a              0             0           0
Tax Exempt Fund                         0          0              n/a              0             0           0
Cash Reserves                           0          0           93,410              0             0           0
Treasury Reserves                       0          0            1,384              0             0           0
Money Market Reserves                   0          0           20,719              0             0           0
Government Reserves                     0          0            2,589              0             0           0
Municipal Reserves                      0          0              688              0             0           0
California Tax-Exempt Reserves          0          0              122              0             0           0

Domestic Stock Funds
Convertible Securities Fund             0          0          190,285              0             0           0
Asset Allocation Fund                   0          0          889,535              0             0           0
Equity Income Fund                      0          0          448,688              0             0           0
Classic Value Fund*                     0          0                0              0             0           0
Value Fund                              0          0          812,168              0             0           0
Blue Chip Fund                          0          0          644,861              0             0           0
Strategic Growth Fund                   0          0           52,293              0             0           0
Marsico Growth & Income Fund            0          0        2,184,816              0             0           0
Capital Growth Fund                     0          0          489,326              0             0           0
Aggressive Growth Fund                  0          0          226,422              0             0           0
Marsico Focused Equities Fund           0          0        7,052,386              0             0           0
MidCap Growth Fund                      0          0          375,205              0             0           0

                                               Printing and
                                                Mailing of
                                              Prospectuses to                                              Interest,
                                               Shareholders                                               Carrying or
                                                Other than                   Compensation  Compensation     Other
                                                  Current     Compensation    to Broker/     to Sales     Financial
                                 Advertising   Shareholders   to Distributor    Dealers      Personnel      Charges
                                 -----------   ------------   --------------    -------      ---------      -------
Marsico 21st Century Fund*              0          0          431,583              0             0           0
Small Company Fund                      0          0          104,275              0             0           0
Financial Services Fund*                0          0                0              0             0           0

International/Global Stock
Funds
Global Value Fund*                      0          0                0              0             0           0
International Value Fund                0          0          522,856              0             0           0
International Equity Fund               0          0          200,940              0             0           0
Marsico Int. Opportunities Fund*        0          0            9,674              0             0           0
Emerging Markets Fund                                          18,332

Index Funds
LargeCap Index Fund                     0          0              n/a              0             0           0
MidCap Index Fund                       0          0              n/a              0             0           0
SmallCap Index Fund                     0          0              n/a              0             0           0
Managed Index Fund                      0          0              n/a              0             0           0

Government & Corporate Bond Fund
Short-Term Income Fund                  0          0           20,066              0             0           0
Short-Int. Government Fund              0          0           55,975              0             0           0
Government Securities Fund              0          0          192,311              0             0           0
Intermediate Bond Fund                  0          0            4,007              0             0           0
Bond Fund                               0          0           42,261              0             0           0
Strategic Income Fund                   0          0          384,150              0             0           0
High Yield Bond Fund                    0          0           82,526              0             0           0

Municipal Bond Funds
Short-Term Municipal Income Fund        0          0           40,674              0             0           0
Intermediate Municipal Bond Fund        0          0           19,259              0             0           0
Municipal Income Fund                   0          0           65,495              0             0           0
California Municipal Bond Fund          0          0           34,423              0             0           0
Florida Int. Municipal Bond Fund        0          0           31,529              0             0           0
Florida Municipal Bond Fund             0          0           86,272              0             0           0
Georgia Int. Municipal Bond Fund        0          0           50,181              0             0           0
Georgia Municipal Bond Fund             0          0           73,732              0             0           0
Kansas Municipal Income Fund            0          0            1,108              0             0           0
Maryland Int. Municipal Bond Fund       0          0           40,500              0             0           0
Maryland Municipal Bond Fund            0          0          121,091              0             0           0
North Carolina Int. Mun. Bond Fund      0          0           38,635              0             0           0
North Carolina Mun. Bond Fund           0          0          135,569              0             0           0
South Carolina Int. Mun. Bond Fund      0          0           53,300              0             0           0
South Carolina Mun. Bond Fund           0          0           64,307              0             0           0
Tennessee Int. Municipal Bond Fund      0          0           11,688              0             0           0
Tennessee Municipal Bond Fund           0          0           28,419              0             0           0
Texas Int. Municipal Bond Fund          0          0           15,381              0             0           0
Texas Municipal Bond Fund               0          0           39,948              0             0           0
Virginia Int. Municipal Bond Fund       0          0           66,247              0             0           0
Virginia Municipal Bond Fund            0          0           78,682              0             0           0

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio      0          0           82,225              0             0           0

                                               Printing and
                                                Mailing of
                                              Prospectuses to                                              Interest,
                                               Shareholders                                               Carrying or
                                                Other than                   Compensation  Compensation     Other
                                                  Current     Compensation    to Broker/     to Sales     Financial
                                 Advertising   Shareholders   to Distributor    Dealers      Personnel      Charges
                                 -----------   ------------   --------------    -------      ---------      -------

LifeGoal Growth Portfolio               0          0           83,367              0             0           0
LifeGoal Inc. and Growth Portfolio      0          0           34,402              0             0           0


         For the Investor C Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:

                                               Printing and
                                                Mailing of
                                              Prospectuses to                                              Interest,
                                               Shareholders                                               Carrying or
                                                Other than                   Compensation  Compensation     Other
                                                  Current     Compensation    to Broker/     to Sales     Financial
                                 Advertising   Shareholders   to Distributor    Dealers      Personnel      Charges
                                 -----------   ------------   --------------    -------      ---------      -------
Money Market Funds
Prime Fund                              0          0              n/a              0             0           0
Treasury Fund                           0          0              n/a              0             0           0
Government Money Market Fund            0          0              n/a              0             0           0
Tax Exempt Fund                         0          0              n/a              0             0           0
Cash Reserves                           0          0            5,025              0             0           0
Treasury Reserves                       0          0                0              0             0           0
Money Market Reserves                   0          0              269              0             0           0
Government Reserves                     0          0            1,626              0             0           0
Municipal Reserves                      0          0               16              0             0           0
California Tax-Exempt Reserves          0          0                0              0             0           0

Domestic Stock Funds
Convertible Securities Fund             0          0           45,634              0             0           0
Asset Allocation Fund                   0          0           19,671              0             0           0
Equity Income Fund                      0          0           27,527              0             0           0
Classic Value Fund*                     0          0                0              0             0           0
Value Fund                              0          0           70,328              0             0           0
Blue Chip Fund                          0          0          140,859              0             0           0
Strategic Growth Fund                   0          0           17,074              0             0           0
Marsico Growth & Income Fund            0          0          277,933              0             0           0
Capital Growth Fund                     0          0           33,507              0             0           0
Aggressive Growth Fund                  0          0            7,963              0             0           0
Marsico Focused Equities Fund           0          0        1,886,414              0             0           0
MidCap Growth Fund                      0          0           24,644              0             0           0
Marsico 21st Century Fund*              0          0           54,664              0             0           0
Small Company Fund                      0          0           26,007              0             0           0
Financial Services Fund*                0          0                0              0             0           0

International/Global Stock Funds
Global Value Fund*                      0          0                0              0             0           0
International Value Fund                0          0          196,403              0             0           0
International Equity Fund               0          0            8,969              0             0           0
Marsico International                   0          0            4,557              0             0           0
Opportunities Fund*
Emerging Markets Fund                   0          0              638              0             0           0

Index Funds
LargeCap Index Fund                     0          0              n/a              0             0           0
MidCap Index Fund                       0          0              n/a              0             0           0
SmallCap Index Fund                     0          0              n/a              0             0           0
Managed Index Fund                      0          0              n/a              0             0           0

                                               Printing and
                                                Mailing of
                                              Prospectuses to                                              Interest,
                                               Shareholders                                               Carrying or
                                                Other than                   Compensation  Compensation     Other
                                                  Current     Compensation    to Broker/     to Sales     Financial
                                 Advertising   Shareholders   to Distributor    Dealers      Personnel      Charges
                                 -----------   ------------   --------------    -------      ---------      -------
Government & Corporate Bond Funds
Short-Term Income Fund                  0          0            5,611              0             0           0
Short-Int. Government Fund              0          0            4,614              0             0           0
Government Securities Fund              0          0            2,342              0             0           0
Intermediate Bond Fund                  0          0              929              0             0           0
Bond Fund                               0          0            7,441              0             0           0
Strategic Income Fund                   0          0           10,037              0             0           0
High Yield Bond Fund                    0          0            4,626              0             0           0

Municipal Bond Funds
Short-Term Municipal Income Fund        0          0           10,252              0             0           0
Intermediate Municipal Bond Fund        0          0            4,048              0             0           0
Municipal Income Fund                   0          0            9,538              0             0           0
California Municipal Bond Fund          0          0            4,271              0             0           0
Florida Int. Municipal Bond Fund        0          0            1,110              0             0           0
Florida Municipal Bond Fund             0          0              285              0             0           0
Georgia Int. Municipal Bond Fund        0          0            5,624              0             0           0
Georgia Municipal Bond Fund             0          0              427              0             0           0
Kansas Municipal Income Fund            0          0                0              0             0           0
Maryland Int. Municipal Bond Fund       0          0            2,291              0             0           0
Maryland Municipal Bond Fund            0          0            1,675              0             0           0
North Carolina Int. Mun. Bond Fund      0          0              612              0             0           0
North Carolina Mun. Bond Fund           0          0              441              0             0           0
South Carolina Int. Mun. Bond Fund      0          0           15,772              0             0           0
South Carolina Mun. Bond Fund           0          0              321              0             0           0
Tennessee Int. Municipal Bond Fund      0          0               24              0             0           0
Tennessee Mun. Bond Fund                0          0            1,139              0             0           0
Texas Int. Municipal Bond Fund          0          0               21              0             0           0
Texas Municipal Bond Fund               0          0              647              0             0           0
Virginia Int. Municipal Bond Fund       0          0            5,477              0             0           0
Virginia Municipal Bond Fund            0          0               87              0             0           0

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio      0          0           14,087              0             0           0
LifeGoal Growth Portfolio               0          0           15,684              0             0           0
LifeGoal Inc. and Growth Portfolio      0          0            7,728              0             0           0


         For the Daily Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:

                                               Printing and
                                                Mailing of
                                              Prospectuses to                                              Interest,
                                               Shareholders                                               Carrying or
                                                Other than                   Compensation  Compensation     Other
                                                  Current     Compensation    to Broker/     to Sales     Financial
                                 Advertising   Shareholders   to Distributor    Dealers      Personnel      Charges
                                 -----------   ------------   --------------    -------      ---------      -------
Money Market Funds
Prime Fund                              0           0         2,692,512            0             0           0
Treasury Fund                           0           0           262,371            0             0           0
Government Money Market Fund            0           0            58,735            0             0           0
Tax Exempt Fund                         0           0           248,613            0             0           0

                                               Printing and
                                                Mailing of
                                              Prospectuses to                                              Interest,
                                               Shareholders                                               Carrying or
                                                Other than                   Compensation  Compensation     Other
                                                  Current     Compensation    to Broker/     to Sales     Financial
                                 Advertising   Shareholders   to Distributor    Dealers      Personnel      Charges
                                 -----------   ------------   --------------    -------      ---------      -------
Cash Reserves                           0           0         41,202,781           0             0           0
Treasury Reserves                       0           0         3,264,301            0             0           0
Money Market Reserves                   0           0            16,643            0             0           0
Government Reserves                     0           0           794,080            0             0           0
Municipal Reserves                      0           0         1,752,701            0             0           0
California Tax-Exempt Reserves          0           0         2,438,478            0             0           0


         For the Investor Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:

                                               Printing and
                                                Mailing of
                                              Prospectuses to                                              Interest,
                                               Shareholders                                               Carrying or
                                                Other than                   Compensation  Compensation     Other
                                                  Current     Compensation    to Broker/     to Sales     Financial
                                 Advertising   Shareholders   to Distributor    Dealers      Personnel      Charges
                                 -----------   ------------   --------------    -------      ---------      -------
Money Market Funds
Cash Reserves                           0           0           7,631,768          0             0           0
Treasury Reserves                       0           0             992,523          0             0           0
Money Market Reserves                   0           0              34,227          0             0           0
Government Reserves                     0           0             164,500          0             0           0
Municipal Reserves                      0           0              56,260          0             0           0
California Tax-Exempt Reserves          0           0             267,712          0             0           0

         For the Liquidity Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:

                                               Printing and
                                                Mailing of
                                              Prospectuses to                                              Interest,
                                               Shareholders                                               Carrying or
                                                Other than                   Compensation  Compensation     Other
                                                  Current     Compensation    to Broker/     to Sales     Financial
                                 Advertising   Shareholders   to Distributor    Dealers      Personnel      Charges
                                 -----------   ------------   --------------    -------      ---------      -------
Money Market Funds
Cash Reserves                           0           0               0              0             0           0
Treasury Reserves                       0           0               0              0             0           0
Money Market Reserves                   0           0               0              0             0           0
Government Reserves                     0           0               0              0             0           0
Municipal Reserves                      0           0               0              0             0           0
California Tax-Exempt Reserves          0           0               0              0             0           0


         For the Market Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:

                                               Printing and
                                                Mailing of
                                              Prospectuses to                                              Interest,
                                               Shareholders                                               Carrying or
                                                Other than                   Compensation  Compensation     Other
                                                  Current     Compensation    to Broker/     to Sales     Financial
                                 Advertising   Shareholders   to Distributor    Dealers      Personnel      Charges
                                 -----------   ------------   --------------    -------      ---------      -------

                                               Printing and
                                                Mailing of
                                              Prospectuses to                                              Interest,
                                               Shareholders                                               Carrying or
                                                Other than                   Compensation  Compensation     Other
                                                  Current     Compensation    to Broker/     to Sales     Financial
                                 Advertising   Shareholders   to Distributor    Dealers      Personnel      Charges
                                 -----------   ------------   --------------    -------      ---------      -------
Money Market Funds
Cash Reserves                           0           0           6,072,371          0             0           0
Treasury Reserves                       0           0           2,910,085          0             0           0
Money Market Reserves                   0           0           2,763,633          0             0           0
Government Reserves                     0           0             892,218          0             0           0
Municipal Reserves                      0           0             326,317          0             0           0
California Tax-Exempt Reserves          0           0                   0          0             0           0


         For the Service Class Distribution Plan, the Funds paid the following 12b-1 fees for the fiscal year ended March 31, 2001 for the indicated activities:

                                               Printing and
                                                Mailing of
                                              Prospectuses to                                              Interest,
                                               Shareholders                                               Carrying or
                                                Other than                   Compensation  Compensation     Other
                                                  Current     Compensation    to Broker/     to Sales     Financial
                                 Advertising   Shareholders   to Distributor    Dealers      Personnel      Charges
                                 -----------   ------------   --------------    -------      ---------      -------
Money Market Funds
Cash Reserves                           0           0         5,155,560            0             0           0
Treasury Reserves                       0           0         2,081,089            0             0           0
Money Market Reserves                   0           0         1,155,956            0             0           0
Government Reserves                     0           0           147,161            0             0           0
Municipal Reserves                      0           0            58,752            0             0           0
California Tax-Exempt Reserves          0           0               (0)            0             0           0


         Expenses

         The Distributor and Co-Administrators furnish, without additional cost to each Company, the services of the Treasurer and Secretary of each Company and such other personnel (other than the personnel of an Adviser) as are required for the proper conduct of each Company's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of each Company's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans relating to the Investor A, Investor B or Investor C Shares of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by each Company.

         Each Company pays or causes to be paid all other expenses of each Company, including, without limitation: the fees of the Adviser, the Distributor, Co-Administrators and Sub-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by each Company for the safekeeping of its cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by each Company; brokerage commissions chargeable to each Company in connection with Fund securities transactions to which a Company is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by each Company to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of each Company and its Funds' shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of each Company (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to each Company's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of each Company's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to each Company; membership dues of industry associations; interest payable on Company borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of each Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of each Company's operation unless otherwise explicitly assumed by the Adviser), the Co-Administrators or Sub-Administrator.

         Expenses of each Company which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund of each Company based upon the relative net assets of each class or Fund. Expenses of each Company which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses of each Company which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

         Other Service Providers

         Transfer Agents and Custodians

         PFPC Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809, and acts as Transfer Agent for each Fund's shares. Under the Transfer Agency Agreements, the transfer agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Companies, and distributes dividends and distributions payable by the Companies to shareholders, and produces statements with respect to account activity for the Companies and its shareholders for these services. The Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for each Company during the month and is reimbursed for out-of-pocket expenses.

         Bank of America serves as Sub-Transfer Agent for each Fund's Primary A, Primary B Shares, Trust Class Shares and Capital Class Shares.

         BNY 100 Church Street, New York, N.Y. 10286 serves as Custodian for the Funds' assets. As Custodian, BNY maintains the Funds' securities cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

         With respect to foreign custody activities, the SEC has amended Rule 17f-5 under the 1940 Act and adopted Rule 17f-7 to permit the Boards to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BNY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Boards retain the responsibility for selecting foreign compulsory depositories, although BNY agrees to make certain findings with respect to such depositories and to monitor such depositories.

         Independent Accountants

         The Companies issue unaudited financial information semi-annually and audited financial statements annually. The annual financial statements for the Funds fiscal year ended March 31, 2001 have been audited by PwC. The Boards have selected PwC, 1177 Avenue of the Americas, New York, New York 10036, as each Company's independent accountant to audit the Companies books and review their tax returns for the fiscal year ended March 31, 2002.

         The Funds' Annual Reports for the fiscal period ended March 31, 2001 are incorporated herein by reference into this SAI.

         Counsel

         Morrison & Foerster LLP serves as legal counsel to the Companies. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      General Brokerage Policy, Brokerage Transactions and Broker Selection

         Subject to policies established by the Boards, the Adviser (which in this context refers to the investment sub-adviser(s) as well who make the day to day decisions for a Fund) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund's securities transactions, and for the allocation of brokerage in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Fund, the Adviser gives primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instant and other transactions, and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to a Company's Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research is useful to the Adviser since, in certain instances, the broker/dealers utilized by the Adviser may follow a different universe of securities issuers and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Adviser . Research services which are provided to the Adviser by broker/dealers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Adviser is of the opinion that because the broker/dealer research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by broker/dealers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Companies by improving the quality of the

Adviser's investment advice. The advisory fees paid by the Companies are not reduced because the Adviser receives such services.

         Under Section 28(e) of the 1934 Act, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker/dealer provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

         Commission rates are established pursuant to negotiations with the broker/dealers based on the quality and quantity of execution services provided by the broker/dealer in the light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         The Companies will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the Distributor, the Adviser, the Administrator, the Co-Administrator or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. In addition, the Companies will not give preference to Bank of America or any of its affiliates, with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions which are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, a Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that each Fund has adopted pursuant to the rule. In this regard, for each transaction, the appropriate Board will determine that: (a) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (b) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (c) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

         Certain affiliates of Bank of America Corporation, such as its subsidiary banks may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds purchased by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of municipal securities. Under certain circumstances, the Funds may purchase municipal securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Companies have adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intend to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to the Rule.

         Particularly given the breadth of the Adviser's investment management activities, investment decisions for each Fund are not always made independently from those for each Company's other investment portfolios, other investment companies, and accounts advised or managed by the Adviser. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

         Aggregate Brokerage Commissions

                                               Fiscal Year Ended    Fiscal Year Ended   Fiscal Year Ended
                                                 March 31, 2000      March 31, 2000      March 31, 1999
Money Market Funds
Prime Fund                                                 $0                  $0                  $0
Treasury Fund                                               0                   0                   0
Government Money Market Fund                                0                   0                   0
Tax Exempt Fund                                             0                   0                   0
Cash Reserves                                               0                   0                   0
Treasury Reserves                                           0                   0                   0
Money Market Reserves                                       0                   0                   0
Government Reserves                                         0                   0                   0
Municipal Reserves                                          0                   0                   0
California Tax-Exempt Reserves                              0                   0                   0

Stock Funds
Convertible Securities Fund                           262,022             106,048            $235,157
Asset Allocation Fund                                 351,804             358,923            $213,085
Equity Income Fund                                  1,238,589             712,971           1,472,491
Classic Value Fund*                                       n/a                 n/a                 n/a
Value Fund                                          5,004,600           4,529,543           2,871,137
Blue Chip Fund(a)                                         n/a                 n/a                 n/a
Strategic Growth Fund                               1,355,837             411,252              96,069
Marsico Growth & Income Fund(a)                           n/a             501,608             265,230
Capital Growth Fund                                 1,213,901             698,225           1,102,071
Aggressive Growth Fund                                574,418                   0                   0
Marsico Focused Equities Fund(a)                          n/a           2,288,935             830,511
MidCap Growth Fund                                    181,601                   0                   0
Marsico 21st Century Fund(a)                          399,084                   0                   0
Small Company Fund                                    705,127             311,001             596,033
Financial Services Fund*                                  n/a                 n/a                 n/a

International/Global Stock Funds
Global Value Fund*                                        n/a                 n/a                 n/a
International Value Fund(a)                               n/a                 n/a                 n/a
International Equity Fund(a)                              n/a             975,342           2,201,631
Marsico International Opportunities Fund(a)           100,611                 n/a                 n/a
Emerging Markets Fund                                 206,024             132,465              35,689

                                               Fiscal Year Ended    Fiscal Year Ended   Fiscal Year Ended
                                                 March 31, 2000      March 31, 2000      March 31, 1999
Index Funds
LargeCap Index Fund                                   139,356                   0                   0
MidCap Index Fund                                     169,671                   0                   0
SmallCap Index Fund                                   291,972             256,848         $   375,659
Managed Index Fund                                    533,076             467,939             313,849

Government & Corporate Bond Funds
Short-Term Income Fund                                      0                   0                   0
Short-Intermediate Government Fund                          0                   0                   0
Government Securities Fund                                  0                   0                   0
Intermediate Bond Fund(a)                                 n/a                 n/a                 n/a
Bond Fund                                                   0                   0                   0
Strategic Income Fund                                       0                   0                   0
High Yield Bond Fund(a)                                   n/a                 n/a                 n/a

Municipal Bond Funds
Short-Term Municipal Income Fund                            0                   0                   0
Intermediate Municipal Bond Fund                            0                   0                   0
Municipal Income Fund                                       0                   0                   0
California Municipal Bond Fund                              0                   0                   0
Florida Intermediate Municipal Bond Fund                    0                   0                   0
Florida Municipal Bond Fund                                 0                   0                   0
Georgia Intermediate Municipal Bond Fund                    0                   0                   0
Georgia Municipal Bond Fund                                 0                   0                   0
Kansas Municipal Income Fund                                0                   0                   0
Maryland Intermediate Municipal Bond Fund                   0                   0                   0
Maryland Municipal Bond Fund                                0                   0                   0
North Carolina Intermediate Municipal Bond Fund             0                   0                   0
North Carolina Municipal Bond Fund                          0                   0                   0
South Carolina Intermediate Municipal Bond Fund             0                   0                   0
South Carolina Municipal Bond Fund                          0                   0                   0
Tennessee Intermediate Municipal Bond Fund                  0                   0                   0
Tennessee Municipal Bond Fund                               0                   0                   0
Texas Intermediate Municipal Bond Fund                      0                   0                   0
Texas Municipal Bond Fund                                   0                   0                   0
Virginia Intermediate Municipal Bond Fund                   0                   0                   0
Virginia Municipal Bond Fund                                0                   0                   0

LifeGoal Portfolios
LifeGoal Balanced Growth Portfolio                          0                   0                   0
LifeGoal Growth Portfolio                                   0                   0                   0
LifeGoal Income and Growth Portfolio                        0                   0                   0

 * There are no amounts shown for this Fund because it has not yet completed a full fiscal year.
(a)Brokerage commissions are paid at the Master Portfolio level. If amounts are shown, it is for periods when the Fund was not a Feeder Fund.

         Brokerage Commissions Paid to Affiliates

         In certain instances the Funds pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions are done in compliance with Rule 17e-1 under the 1940 Act.

         The following Funds have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2001 as follows:

                                                                                             Percentage of Fund's
                                                                                              Aggregate Brokerage
                                 Affiliated Broker/Dealer       Aggregate Brokerage           Commission Paid to
             Fund                 (relationship to Fund)             Commission            Affiliated Broker/Dealer
-------------------------------------------------------------------------------------------------------------------
Marsico Focused Equities Fund   Banc of America                       318,814                      8.79%
                                Securities, Inc (a
                                broker/dealer subsidiary
                                of Bank of America).
-------------------------------------------------------------------------------------------------------------------
Marsico Growth & Income Fund    Banc of America                        68,542                      7.83%
                                Securities, Inc (a
                                broker/dealer subsidiary
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                of Bank of America).
-------------------------------------------------------------------------------------------------------------------

         The following Funds have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 2000 as follows:

                                                                                             Percentage of Fund's
                                                                                              Aggregate Brokerage
                                 Affiliated Broker/Dealer       Aggregate Brokerage           Commission Paid to
             Fund                 (relationship to Fund)             Commission            Affiliated Broker/Dealer
-------------------------------------------------------------------------------------------------------------------
Marsico Focused Equities Fund*  Banc of America                       $221,646                        9.68%
                                Securities, Inc. (a
                                broker/dealer subsidiary
                                of Bank of America)
-------------------------------------------------------------------------------------------------------------------
Marsico Growth & Income Fund*   Banc of America                        $45,740                        9.12%
                                Securities, Inc. (a
                                broker/dealer subsidiary
                                of Bank of America)
-------------------------------------------------------------------------------------------------------------------

 *During the fiscal year ended March 31, 2000, Marsico Focused Equities Fund and
  Marsico Growth & Income Fund converted to Feeder Funds. The commission shown were paid while the Funds were operating on a stand-alone basis.

         The following Funds have paid brokerage commissions to the indicated affiliated broker/dealers for the fiscal year ended March 31, 1999 as follows:

                                                                                             Percentage of Fund's
                                                                                              Aggregate Brokerage
                                 Affiliated Broker/Dealer       Aggregate Brokerage           Commission Paid to
             Fund                 (relationship to Fund)             Commission            Affiliated Broker/Dealer
-------------------------------------------------------------------------------------------------------------------
Marsico Focused Equities Fund*  Banc of America Montgomery   $56,267.46                   6.77%
                                Securities LLC (a
                                securities underwriting
                                subsidiary of Bank of
                                America)
-------------------------------------------------------------------------------------------------------------------
Marsico Focused Equities Fund*  Westminster Research         $1,361.74                    0.16%
                                Clearing NMS (a securities
                                underwriting affiliate of
                                Bank of America
                                Corporation) ("NMS")
-------------------------------------------------------------------------------------------------------------------
Marsico Focused Equities Fund*  NMS                          $16,886.60                   6.36%
-------------------------------------------------------------------------------------------------------------------
Small Company Fund*             NMS                          $7,212                       1.21%
-------------------------------------------------------------------------------------------------------------------

 *During the fiscal year ended March 31, 2000, Marsico Focused Equities Fund and
  Marsico Growth & Income Fund converted to Feeder Funds. The commission shown were paid while the Funds were operating on a stand-alone basis.

         No other Funds paid brokerage fees during the fiscal years ended March 31, 2001, 2000 and 1999.

         Directed Brokerage

         A Fund or the Adviser, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Fund's brokerage transactions to a broker/dealer because of the research services it provides the Fund or the Adviser. During the fiscal year ended March 31, 2001, the Funds directed brokerage transactions in this manner as follows:

                                                  Amount of           Related
                                               Transaction(s)      Commission(s)
Money Market Funds
Prime Fund                                            $0                  $0
Treasury Fund                                          0                   0
Government Money Market Fund                           0                   0
Tax Exempt Fund                                        0                   0
Cash Reserves                                          0                   0
Treasury Reserves                                      0                   0
Money Market Reserves                                  0                   0
Government Reserves                                    0                   0
Municipal Reserves                                     0                   0
California Tax-Exempt Reserves                         0                   0

                                                  Amount of           Related
                                               Transaction(s)      Commission(s)
Stock Funds
Convertible Securities Fund                     31,190,382              51,011
Asset Allocation Fund                          341,527,962              65,576
Equity Income Fund                             552,220,649             589,064
Classic Value Fund*                                    n/a                 n/a
Value Fund                                     814,501,081             851,183
Blue Chip Fund(a)                            1,328,934,652             132,426
Strategic Growth Fund                          362,628,869             380,071
Marsico Growth & Income Fund(a)                 82,995,181              70,973
Capital Growth Fund                            456,686,170             399,879
Aggressive Growth Fund                         245,118,673             217,660
Marsico Focused Equities Fund(a)               330,086,461             297,548
MidCap Growth Fund                              67,124,709              81,230
Marsico 21st Century Fund(a)                     8,549,944               8,019
Small Company Fund                              34,609,505              51,470
Financial Services Fund*                               n/a                 n/a

International/Global Stock Funds
Global Value Fund*                                     n/a                 n/a
International Value Fund(a)                              0                   0
International Equity Fund(a)                    10,790,000              16,454
Marsico International Opportunities Fund(a)              0                   0
Emerging Markets Fund                            9,271,000              29,824

Index Funds
LargeCap Index Fund                                      0                   0
MidCap Index Fund                                4,072,119               2,395
SmallCap Index Fund                                446,875                 313
Managed Index Fund                              11,551,567               4,698

Government & Corporate Bond Funds
Short-Term Income Fund                                   0                   0
Short-Intermediate Government Fund                       0                   0
Government Securities Fund                               0                   0
Intermediate Bond Fund(a)                                0                   0
Bond Fund                                                0                   0
Strategic Income Fund                                    0                   0
High Yield Bond Fund(a)                                  0                   0

Municipal Bond Funds
Short-Term Municipal Income Fund                         0                   0
Intermediate Municipal Bond Fund                         0                   0
Municipal Income Fund                                    0                   0
California Municipal Bond Fund                           0                   0
Florida Intermediate Municipal Bond Fund                 0                   0
Florida Municipal Bond Fund                              0                   0
Georgia Intermediate Municipal Bond Fund                 0                   0
Georgia Municipal Bond Fund                              0                   0
Kansas Municipal Income Fund                             0                   0
Maryland Intermediate Municipal Bond Fund                0                   0
Maryland Municipal Bond Fund                             0                   0
North Carolina Intermediate Municipal Bond               0                   0
 Fund
North Carolina Municipal Bond Fund                       0                   0
South Carolina Intermediate Municipal Bond               0                   0
 Fund
South Carolina Municipal Bond Fund                       0                   0
Tennessee Intermediate Municipal Bond Fund               0                   0
Tennessee Municipal Bond Fund                            0                   0
Texas Intermediate Municipal Bond Fund                   0                   0
Texas Municipal Bond Fund                                0                   0
Virginia Intermediate Municipal Bond Fund                0                   0
Virginia Municipal Bond Fund                             0                   0

LifeGoal Portfolios                                      0                   0
LifeGoal Balanced Growth Portfolio                       0                   0
LifeGoal Growth Portfolio                                0                   0

                                                  Amount of           Related
                                               Transaction(s)      Commission(s)

LifeGoal Income and Growth Portfolio                     0                   0

*There are no amounts shown for this Fund because it has not yet completed a full fiscal year.

(a) Brokerage commissions are paid at the Master Portfolio level. If amounts are shown, it is for periods when the Fund was not a Feeder Fund.

         Securities of Regular Broker/Dealers

         In certain cases, the Funds as part of their principal investment strategy, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Adviser uses to transact brokerage for the Nations Funds Family. As of March 31, 2001, the Funds owned securities of its "regular brokers or dealers" or their parents, as defined in Rule 10b-1 of the 1940 Act, as follows:

                                                                                    Dollar Amount of
        Fund                                 Broker/Dealer                          Securities Held
        ----                                 -------------                          ---------------
Aggressive Growth Fund                Charles Schwab Corporation                           631,834

Asset Allocation Fund                 A.G. Edwards, Inc.                                    74,000
                                      J.P. Morgan Chase & Company                        1,845,839
                                      Lehman Brothers Holdings Inc.                      1,053,360
                                      Merrill Lynch & Company, Inc.                      1,312,980
                                      Morgan Stanley Dean Witter & Company                 695,500

Blue Chip Fund                        J.P. Morgan Chase & Company                        7,879,950
                                      Lehman Brothers Holdings Inc.                      4,420,350
                                      Merrill Lynch & Company, Inc.                      5,534,460
                                      Morgan Stanley Dean Witter & Company               2,889,000

Capital Growth Fund                   Bank of New York Company, Inc.                     7,450,012
                                      Merrill Lynch & Company, Inc.                     12,121,520
                                      Morgan Stanley Dean Witter & Company               6,522,987

Equity Income Fund                    J.P. Morgan Chase & Company                        6,016,600

LargeCap Index Fund                   J.P. Morgan Chase & Company                       16,519,832
                                      Lehman Brothers Holdings Inc.                      3,033,112
                                      Merrill Lynch & Company, Inc.                      8,656,250

Managed Index Fund                    Lehman Brothers Holdings Inc.                      1,617,660
                                      Merrill Lynch & Company, Inc.                      2,022,100
                                      Morgan Stanley Dean Witter & Company               1,642,450

Marsico 21st Century Fund             Lehman Brothers Holdings Inc.                      2,508,000
                                      Merrill Lynch & Company, Inc.                      3,394,690

Marsico Focused Equities Fund         Goldman Sachs Group, Inc.                         57,789,367
                                      Lehman Brothers Holdings Inc.                     45,994,212
                                      Merrill Lynch & Company, Inc.                     75,726,038

Marsico Growth & Income Fund          Goldman Sachs Group, Inc.                         16,069,603
                                      Lehman Brothers Holdings Inc.                      8,637,552
                                      Merrill Lynch & Company, Inc.                     21,368,500

Strategic Growth Fund                 Bank of New York Company, Inc.                    24,128,831
                                      Merrill Lynch & Company, Inc.                     17,975,915
                                      Morgan Stanley Dean Witter & Company              11,697,775

Value Fund                            Goldman Sachs Group, Inc.                         15,913,700
                                      J.P. Morgan Chase & Company                       18,094,700
                                      Merrill Lynch & Company, Inc.                     17,229,400

         Monies Paid to Broker/Dealers from the Adviser's or Distributor's
Profit


         In addition to payments received from the Funds, Selling or Servicing Agents may receive significant payments from the Adviser or Distributor, or their affiliates, in connection with the sale of Fund shares.

         This information is provided in order to satisfy certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker/dealers must provide information to customers regarding any remuneration that a broker receives in connection with a sales transaction.

                                  CAPITAL STOCK

         Description of Shares of the Companies

         The Companies' Boards have authorized the issuance of the classes of shares of the Funds indicated below and may, in the future, authorize the creation of additional investment portfolios or classes of shares.

         The Funds of NFT offer shares in the following classes:

Fund                                              Primary A   Primary B   Investor    Investor    Investor    Daily
                                                  Shares      Shares      A Shares    B Shares    C Shares    Shares
---------------------------------------------------------------------------------------------------------------------
Money Market Funds

Government Money Market Fund                      X                       X           X           X           X
Tax Exempt Fund                                   X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------
Government & Corporate Bond Funds

Short-Term Income Fund                            X           X           X           X           X
Short-Intermediate Government Fund                X           X           X           X           X
Bond Fund                                         X           X           X           X           X
Strategic Income Fund                             X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------
Municipal Bond Funds

Short-Term Municipal Income Fund                  X           X           X           X           X
Intermediate Municipal Bond Fund                  X           X           X           X           X
Municipal Income Fund                             X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------
State Bond Funds

Fund                                              Primary A   Primary B   Investor    Investor    Investor    Daily
                                                  Shares      Shares      A Shares    B Shares    C Shares    Shares
---------------------------------------------------------------------------------------------------------------------

Florida Intermediate Municipal Bond Fund          X           X           X           X           X
Florida Municipal Bond Fund                       X           X           X           X           X
Georgia Intermediate Municipal Bond Fund          X           X           X           X           X
Georgia Municipal Bond Fund                       X           X           X           X           X
Maryland Intermediate Municipal Bond Fund         X           X           X           X           X
Maryland Municipal Bond Fund                      X           X           X           X           X
North Carolina Intermediate Municipal Bond Fund   X           X           X           X           X
North Carolina Municipal Bond Fund                X           X           X           X           X
South Carolina Intermediate Municipal Bond Fund   X           X           X           X           X
South Carolina Municipal Bond Fund                X           X           X           X           X
Tennessee Intermediate Municipal Bond Fund        X           X           X           X           X
Tennessee Municipal Bond Fund                     X           X           X           X           X
Texas Intermediate Municipal Bond Fund            X           X           X           X           X
Texas Municipal Bond Fund                         X           X           X           X           X
Virginia Intermediate Municipal Bond Fund         X           X           X           X           X
Virginia Municipal Bond Fund                      X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------
Index Funds

Managed Index Fund                                X           X           X           X
LargeCap Index Fund                               X           X           X           X           X
SmallCap Index Fund                               X           X           X           X
---------------------------------------------------------------------------------------------------------------------
Stock Funds

Value Fund                                        X           X           X           X           X
Strategic Growth Fund                             X                       X           X           X
Capital Growth Fund                               X           X           X           X           X
Aggressive Growth Fund                            X           X           X           X           X
MidCap Growth Fund                                X           X           X           X           X


         The Funds of NFI offer shares in the following classes:


Fund                                  Primary A   Primary B   Investor    Investor    Investor    Daily      Marsico
                                      Shares      Shares      A Shares    B Shares    C Shares    Shares     Shares
---------------------------------------------------------------------------------------------------------------------
Money Market Funds

Prime Fund                            X           X           X           X           X           X          X
Treasury Fund                         X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------
Stock Funds

Equity Income Fund                    X           X           X           X           X
Small Company Fund                    X           X           X           X           X


         The Funds of NR offer shares in the following classes:


Fund                    Service  Daily     Market    Adviser   Liquidity  Daily    Capital   Investor  Trust   Institutional
                        Class    Class     Class     Class     Class      Shares   Class     Class     Shares  Class Shares
                        Shares   Shares    Shares    Shares    Shares              Shares    Shares
----------------------------------------------------------------------------------------------------------------------------
Money Market Funds
Cash Reserves           X        X         X         X         X          X        X         X         X          X
Money Market Reserves   X        X         X         X         X          X        X         X         X          X
Treasury Reserves       X        X         X         X         X          X        X         X         X          X
Government Reserves     X        X         X         X         X          X        X         X         X          X
Municipal Reserves      X        X         X         X         X          X        X         X         X          X
California Reserves     X        X         X         X         X          X        X         X         X          X


Fund                                  Primary A   Primary B   Investor    Investor    Investor
                                      Shares      Shares      A Shares    B Shares    C Shares
-----------------------------------------------------------------------------------------------
StateBond Fund

California Bond Fund                  X                       X           X           X
-----------------------------------------------------------------------------------------------
Government & Corporate Bond Fund

Intermediate Bond Fund                X                       X           X           X
-----------------------------------------------------------------------------------------------
Stock Funds

Convertible Securities Fund           X                       X           X           X
Blue Chip Fund                        X           X           X           X           X
-----------------------------------------------------------------------------------------------
International/Global Stock Funds

International Value Fund              X                       X           X           X
International Equity Fund             X                       X           X           X
Emerging Markets Fund                 X           X           X           X           X

         The Funds of NFST offer shares in the following classes:

Fund                                    Primary A   Primary B   Investor    Investor    Investor
                                        Shares      Shares      A Shares    B Shares    C Shares
-----------------------------------------------------------------------------------------------
StateBond Fund

Kansas Bond Fund                        X                       X           X           X
-----------------------------------------------------------------------------------------------
Government & Corporate Bond Funds

Government Securities Fund              X           X           X           X           X
High Yield Bond Fund                    X           X           X           X           X
-----------------------------------------------------------------------------------------------
Stock Funds

Asset Allocation Fund                   X                       X           X           X
Convertible Securities Fund             X                       X           X           X
Classic Value Fund                      X                       X           X           X
Blue Chip Fund                          X           X           X           X           X
Financial Services Fund                 X                       X           X           X
Marsico Focused Equities Fund           X                       X           X           X
Marsico Growth & Income Fund            X                       X           X           X
Marsico 21st Century Fund               X                       X           X           X

-----------------------------------------------------------------------------------------------
Index Fund

MidCap Index Fund                       X                       X

-----------------------------------------------------------------------------------------------
International/Global Stock Funds

Marsico International Opportunities     X                       X           X           X
Fund
Global Value Fund                       X                       X           X           X
-----------------------------------------------------------------------------------------------
LifeGoal Portfolios (Funds of Funds)

LifeGoal Balanced Growth Portfolio      X                       X           X           X
LifeGoal Growth Portfolio               X                       X           X           X
LifeGoal Income and Growth Portfolio    X                       X           X           X

         NR's Funds

         NR's Agreement and Declaration of Trust and By-Laws permit it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

         In the event of the liquidation or dissolution of NR or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine. Shareholders have no preemptive or other right to receive, purchase or subscribe for any additional shares of a Fund. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another, as outlined, and subject to certain conditions set forth, in the Funds' prospectuses. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by NR.

         Shareholders have the power to vote only (i) for the election or removal of Board Members; (ii) with respect to any investment adviser; (iii) with respect to any termination of NR or a Fund; (iv) with respect to any amendment to the Agreement and Declaration of Trust; (v) generally to the same extent that stockholders of a Massachusetts business corporation; and (vi) with respect to such additional matters relating to NR as may be required by law, or as the Board Members determine.

         With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of NR have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. NR is not required to hold, and has no present intention of holding, annual meetings of shareholders. Subject to certain conditions, shareholders have the right to ask the Secretary of NR to call special shareholder meetings.

         Each Fund's dividend, distribution and redemption policies can be found in its prospectus under the headings "About Your Investment--Information for investors--Buying, selling and exchanging shares" and "About Your Investment--Information for investors--Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of NR. However, NR's Agreement and Declaration of Trust disclaims liability of the shareholders, Board Members, or officers of NR for acts or obligations of NR, which are binding only on the assets and property of NR, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by NR or the Board Members. NR's Agreement and Declaration of Trust provides for indemnification out of NR property for all loss and expense of any shareholder held personally liable for the obligations of NR. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and NR itself is unable to meet its obligations.

         NFT's Funds

         NFT's Declaration of Trust and Code of Regulations permit it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

         In the event of the liquidation or dissolution of NFT or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine. Shareholders have no preemptive or other right to receive, purchase or subscribe for any additional shares of a Fund. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another, as outlined, and subject to certain conditions set forth, in the Funds' prospectuses. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by NFT.

         Shareholders have the power to vote for: (i) the election of Board Members; (ii) to the same extent as the shareholders of a Massachusetts business corporation when considering whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of NFT or its shareholders; (iii) with respect to merger, consolidation or sales of assets; (iv) with respect to amending the Declaration of Trust; and
(v) with respect to such additional matters and to the extent required by law, or as the Board Members may consider desirable. The Board may, without shareholder vote, terminate a Fund's share class. Subject to certain conditions, shareholders have the right to ask the Secretary of NFT to call special shareholder meetings.

         With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of NFT have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. NFT is not required to hold, and has no present intention of holding, annual meetings of shareholders.

         Each Fund's dividend, distribution and redemption policies can be found in its prospectus under the headings "About Your Investment--Information for investors--Buying, selling and exchanging shares" and "About Your Investment--Information for investors--Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of NFT. However, NFT's Declaration of Trust disclaims liability of the shareholders, Board Members, or officers of NFT for acts or obligations of NFT, which are binding only on the assets and property of NFT, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by NFT or the Board Members. NFT's Declaration of Trust provides for indemnification out of NFT property for all loss and expense of any shareholder held personally liable for the obligations of NFT. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and NFT itself is unable to meet its obligations.

         NFI's Funds

         NFI's Articles of Incorporation (as amended by Articles Supplementary) and By-Laws permit it to issue full and fractional shares of capital stock of each Fund, with par value of $.001, and to issue shares of any class of a Fund as set forth in the NFI's Articles of Incorporation (as amended by Articles Supplementary). Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

         In the event of the liquidation or dissolution of NFI or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine. Shareholders have no preemptive rights. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another, as outlined, and subject to certain conditions set forth, in the Funds' prospectuses. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust.

         Shareholders have the power to vote for: (i) the removal of any Board Member prior to the expiration of his term for cause by the affirmative vote of a majority of all votes entitled to be case for the election of Board Members; and (ii) with respect to such additional matters and to the extent required by law, or as the Board Members may consider desirable. Subject to certain conditions, shareholders have the right to have the Secretary of NFI call special shareholder meetings.

         With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of NFI have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. NFI is not required to hold, and has no present intention of holding, annual meetings of shareholders. In addition, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law.

         Each Fund's dividend, distribution and redemption policies can be found in the relevant prospectus under the headings "About Your Investment--Information for investors--Buying, selling and exchanging shares" and "About Your Investment--Information for investors--Distributions and taxes." However, when the Board, including a majority of the Independent Board Members, determines that the action is necessary for the business success and general welfare of NFI in order to reduce disproportionate and unduly burdensome expenses in the operation of NFI's affairs, to achieve efficiencies in the administration of its activities, or to reduce or eliminate excessive expenditures and undue difficulties in servicing, accounting and reporting requirements with respect to the accounts of shareholders, it may order the redemption of all shares of the stock of NFI at the net asset value of such shares.

         NFST's Funds

         NFST's Amended and Restated Declaration of Trust permit it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

         In the event of the liquidation or dissolution of NFST or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine. Shareholders have no preemptive or other right to receive, purchase or subscribe for any additional shares of a Fund. Shareholders have the right, which is subject to change by the Board, to convert or "exchange" shares of one class for another, as outlined, and subject to certain conditions set forth, in the Funds' prospectuses. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by NFST.

         Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware business trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of NFST. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Board Members;
(ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

         With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of NFST have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in the Fund's fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory Agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. NFST is not required to hold, and has no present intention of holding, annual meetings of shareholders.

         Each Fund's dividend, distribution and redemption policies can be found in its prospectus under the headings "About Your Investment--Information for investors--Buying, selling and exchanging shares" and "About Your Investment--Information for investors--Distributions and taxes." However, the Board may suspend the right of shareholders to redeem shares when permitted or required to do so by law, or compel redemptions of shares in certain cases.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         Purchase, Redemption and Exchange

         An investor may purchase, redeem and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds' prospectuses. The following information supplements that which can be found in the Funds' prospectuses.

         Sales Charge Waivers

         In addition to the categories of investors who do not have to pay a sales charge, which can be found in the Funds' prospectuses (offering Investor A, Investor B and/or Investor C Shares) under the heading "When you might not have to pay a sales charge," the following category of investors does not have to pay either a front-end sales charge or contingent deferred sales charge on any purchase of Investor A, Investor B or Investor C Shares:

         >> pension funds in Chile that are permitted to invest in offshore funds

         Redemptions

         A Company may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for Investor Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Investor Shares as provided in the related prospectuses from time to time. A Company also may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of such Company's responsibilities under the 1940 Act.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

         NFI, NFT, NR and NFST have elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

         Offering Price

         Money Market Funds

         The Money Market Funds use the amortized cost method of valuation to value their shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by procedures adopted by the Boards. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

         The net asset value per share of the Money Market Funds will be determined (unless the Funds close earlier) as of the following time on each day that the Federal Reserve Bank of New York is open:

         >>  California Tax-Exempt Reserves--as of 10:30 a.m., Eastern time.

         >> Municipal Reserves, Government Money Market Fund and Tax Exempt Fund--12 Noon, Eastern time.

         >>  Government Reserves--as of 2:00 p.m., Eastern time.

         >>  Prime Fund and Treasury Fund--as of 3:00 p.m., Eastern time.

         >> Cash Reserves, Money Market Reserves and Treasury Reserves--as of 5:00 p.m., Eastern time.

         Each of the Money Market Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Boards have established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board at such intervals as it deems appropriate to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, a Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

         Non-Money Market Funds

         The share price of the Non-Money Market Funds is based on a Fund's net asset value per share, which is calculated for each class of shares at the end of each business day. A business day is any day the NYSE is open. A business day ends at the close of regular trading on the NYSE, which usually is at 4:00 p.m., Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

         With respect to the Non-Money Market Funds, a security listed or traded on an exchange is valued at its last sale price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sale price on the valuation date. Certain fixed-income securities may be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the average of the last bid prices based upon quotes furnished by market makers for such securities.

         Securities for which market quotations are not readily available are valued under procedures adopted by the Boards. Under these procedures when the value of a security has been materially affected by events occurring after a foreign exchange closes, the price of the security is based on fair value. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates current market value.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair value under procedures adopted by the Boards.

         For purposes of determining the net asset value per share of the International Funds, all assets and liabilities of the International Funds initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

                          INFORMATION CONCERNING TAXES

         The following information supplements and should be read in conjunction with the Funds' prospectuses, which generally describe the federal income tax treatment of the Funds and their shareholders. Unless otherwise indicated, the use of the term "Fund" in this section generally shall be understood to include the Master Portfolio that any Feeder Fund may invest its assets.

         General

         The Companies intend to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to a Company as a whole. Furthermore, each Fund will separately determine its income, gains and expenses for federal income tax purposes.

         In order to qualify as a regulated investment company under the Code, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) attributable to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's assets consists of the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers that the Fund controls and are engaged in the same or similar trades or businesses.

         In addition, each Fund generally must distribute to its shareholders at least 90% of its (a) "investment company taxable income," which generally includes its net investment income, net short-term capital gain (generally, the excess of short-term capital gain over long-term capital loss) and certain other items, and (b) net tax-exempt income earned in each taxable year. As long as a Fund distributes its investment company taxable income and net capital gain (generally, the excess of net long-term capital gain over net short-term capital loss) to its shareholders, the Fund generally will not be subject to federal income taxation on such income and gain. For these purposes, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one taxable year and pays the distribution by January 31 of the following taxable year, the Fund and the shareholders will be treated as if the Fund paid the distribution by December 31 the first taxable year. Each Fund intends to distribute its income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain.

         Equalization Accounting

         A Fund may use the so-called "equalization accounting method" to allocate a portion of its "earnings and profits," as determined for federal income tax purposes (generally, a Fund's net investment income and realized capital gains with certain adjustments), to redemption proceeds for such purposes. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds. Therefore, the use of the method may be subject to IRS scrutiny.

         Excise Tax

         A 4% nondeductible excise tax will be imposed on each Fund, other than to the extent of its tax-exempt interest income, to the extent it does not meet certain minimum distribution requirements of its income and gains by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax.

         Investment through Master Portfolios

         The Master Portfolios corresponding to each of the Feeder Funds each will be treated as a partnership (or, in the event that a Feeder Fund is the sole investor in a Master Portfolio, as disregarded from the Feeder Fund) for federal income tax. The Master Portfolios will not be treated as regulated investment companies or otherwise taxable as a corporation under the Code. Under the rules applicable to partnerships (and disregarded entities), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will "pass-through" to its investors, regardless of whether the Master Portfolio distributes any amounts to its investors. Each investor in a Master Portfolio will be taxed on its share (as determined in accordance with the governing instruments of the particular Master Portfolio) of the Master Portfolio's income and gains in determining its federal income tax liability. The Master Portfolios will be managed in such a manner such that an investor in a Master Portfolio can continue to qualify as a regulated investment company by investing substantially all of its assets through the Master Portfolio.

         Taxation of Fund Investments

         Except as otherwise noted, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses generally will be capital gains or losses. Such gains or losses generally will be long-term capital gains or losses if the Fund held the disposed securities for more than one year at the time of disposition of the securities.

         In general, if a Fund purchases a debt obligation with original issue discount (generally at a price less than its principal amount), the Fund may be required to annually include in its taxable income a portion of the original issue discount as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligations. Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by a Fund at a market discount (generally at a price less than its principal amount) generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

         Under Section 1256 of the Code, a Fund will be required to "mark to market" its positions in "Section 1256 contracts," which generally include regulated futures contracts, certain foreign currency contracts, and non-equity, listed options but generally exclude securities futures (as defined in Section 3(a)(55)(A) of the Securities Act of 1934). In this regard, Section 1256 contracts will be deemed to have been sold at market value at the end of each taxable year. Under Section 1256 of the Code, 60% of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the mark-to-market rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the 60%/40% rule.

         Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. Each Fund will attempt to monitor Section 988 transactions, where applicable, to avoid adverse federal income tax impact.

         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract, or (iv) other transactions identified in future Treasury Regulations.

         Under Section 1260 of the Code, the amount of long-term capital gain a taxpayer may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the taxpayer would have had if the taxpayer owned a direct interest in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income. A Fund does not anticipate engaging in any derivative transactions that would be subject to these rules.

         If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its indirect interest in the PFIC, if the Fund makes the available election.

         Foreign Taxes

         Income and dividends received by a Fund from foreign securities and gains realized by a Fund on the disposition of foreign securities may be subject to withholding and other taxes imposed by such foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Only the International Stock Funds expect to qualify for the election. However, even if a Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii) with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend.

         An individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

         Distributions, Generally

         For federal income tax purposes, a Fund's "earnings and profits," as determined for federal income tax purposes, will be determined at the end of the Fund's taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as taxable distributions, subject to special rules applicable to the tax-exempt Funds discussed below. Thus, if during a taxable year a Fund's declared distributions exceed the Fund's earnings and profits (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a taxable distribution. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's basis in its Fund shares and then capital gain. It is expected that each Fund's distributions will not exceed the Fund's cumulative earnings and profits.

         Capital Gain Distributions

         Distributions that are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

         Disposition of Fund Shares

         In general, a disposition of Fund shares pursuant to a redemption (including a redemption in-kind) or an exchange will result in a taxable capital gain or loss to the redeeming shareholder, depending on the amount received for the shares (or are deemed received in the case of an exchange) and the cost of the shares, and long-term capital gain or loss if the shareholder has held such Fund shares for greater than one year at the time of disposition.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest distributions (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

         Federal Income Tax Rates

         As of the printing of this SAI, the maximum individual federal income tax rate applicable to ordinary income is 39.1% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal federal income tax rate applicable to net capital gain generally is 20%; and the maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). A maximum individual income tax rate of 18% on net capital gain will apply to the extent the gain is derived from investments acquired after December 31, 2000 and are held for more than five years. Under the Economic Growth and Tax Relief Recovery Act, individual federal income tax rates are set to decrease over the next several calendar years. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

         Corporate Shareholders

         Corporate shareholders of a Fund may be eligible for the dividends-received deduction on distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

         Foreign Shareholders

         Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to federal income tax withholding (at a rate of 30% or, if an income tax treaty applies, at the lower treaty rate, if any). This tax generally is not refundable. Withholding will not apply if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the foreign shareholder, in which case the reporting and withholding requirements applicable to U.S. persons will apply. In general, foreign shareholders are not subject to federal income tax, including withholding tax, on gain realized on the disposition of Fund shares and capital gain distributions.

         Backup Withholding

         The Companies may be required to withhold, subject to certain exemptions, at a rate of 30.5% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies a Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not additional federal income tax imposed on the shareholder, and the shareholder may claim the tax as a tax payment on its federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to decrease in future years.

         Tax-Deferred Plans

         The Funds may be available for a variety of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit shareholders to defer some of their income from taxes. Shareholders should contact their selling agents for details concerning retirement plans. The tax-exempt Funds are not suitable investments for such plans.

         Special Tax Considerations Pertaining to all the Tax-Exempt Funds

         If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest distributions." The Tax-Exempt Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

         Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund's tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

         Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

         In addition, certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating federal alternative minimum tax ("AMT"). Tax preference items include tax-exempt interest on "private activity bonds." To the extent that a Tax-Exempt Fund invests in private activity bonds, its shareholders will be required to report that portion of a Tax-Exempt Fund's distributions attributable to income from the bonds as a tax preference item in determining their AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Exempt Fund's expenses in computing their AMT. In addition, Exempt-interest distributions paid by a Tax-Exempt Fund to a corporate shareholder is included in the shareholder's "adjusted current earnings" as part of its AMT calculation. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

         Special Tax Considerations Pertaining to the California Funds

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax ("California exempt-interest distributions"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

         Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state individual income tax law.

         In cases where a shareholder of a California Fund is a "substantial user" or "related person" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisors to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California state individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to "substantial users" are applicable for California state income tax purposes. Interest on indebtedness incurred by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for taxable year.

         The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the California Funds' distributions and as to their own California state tax situation, in general.

         Special Tax Considerations Pertaining to the Florida Funds

         Florida does not impose a personal income tax. Thus individual shareholders of the Florida Funds will not be subject to any Florida income tax on distribution received from the Florida Funds. However, Florida does impose an income tax on corporations. Florida also imposes an annual intangible personal property tax on intangible personal property (including but not limited to stocks or shares of business trusts or mutual funds) held by persons domiciled in the State of Florida, regardless of where such property is kept. Florida counsel has, however, advised NFT that shares in the Florida Funds shall not be subject to Florida's intangible personal property tax if on January 1 of each tax year at least 90 percent of the net assets of the portfolio of such Florida Fund consists of obligations of the government of the United States of America, its agencies, instrumentalities, the Commonwealth of Puerto Rico, the government of Guam, the government of American Samoa, the government of the Northern Mariana Islands, the State of Florida, its political subdivisions, municipalities or other taxing districts.

         The Florida Funds anticipate that at least 90 percent of the net assets of the portfolio will contain assets that are exempt from Florida's intangible personal property tax on January 1 of each tax year. If the portfolio of a Florida Fund did not, however, meet this 90 percent test, the only the portion of the net asset value of the portfolio which is made up of direct obligations of the United States of America, its agencies, territories and possessions (as described above) may be removed from the net asset value for purposes of computing the intangible personal property tax. The remaining net asset value of the portfolio and hence a portion of the net asset value of the shares in the Florida Funds would be subject to the intangible personal property tax. Notice as to the tax status of your shares will be mailed to you annually. Shareholders of a Florida Fund should consult their own tax advisors with specific reference to their own tax situation if advised that a portion of the portfolio of such Fund consisted on January 1 of any year of assets which are not exempt from Florida's annual intangible personal property tax. Such annual intangible personal property tax, if any, is due and payable on June 30 of such year in which the tax liability arises.

         Special Tax Considerations Pertaining to the Georgia Funds

         The portion of Nations Funds Georgia Funds exempt interest dividends paid to Georgia investors from interest received by the Georgia Funds from tax-exempt obligations of the State of Georgia or its political subdivisions or authorities and dividend distributions attributable to interest received from U.S. Government obligations will be exempt from Georgia personal and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia.

The Georgia intangibles tax was repealed by the Georgia General Assembly on March 21, 1996, further ratified by a Constitutional Amendment approved in the November 1996 General Election (GA. L 1996, P.130 ss. 9). The Georgia intangibles tax was repealed for taxable years beginning after January 1, 1996. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follows the federal income tax treatment. Interest received by a Georgia resident received from non-Georgia municipal state bonds and dividends or distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.

         Special Tax Considerations Pertaining to the Kansas Bond Fund

         The Kansas Bond Fund's regular monthly dividends will not be subject to the Kansas income tax to the extent that they are paid out of income earned on Kansas municipal securities that are exempt from Kansas income taxes. The portion of dividends, if any, that is derived from interest on municipal securities or other obligations that are not exempt from Kansas income taxes will be subject to Kansas income tax. You will be subject to Kansas income tax to the extent the fund distributes any taxable income or realized capital gains, or if you sell or exchange a fund's shares and realize a capital gain on the transaction. Distributions treated as long-term capital gains for federal tax purposes are generally treated the same for Kansas state tax purposes.

         Special Tax Considerations Pertaining to the Maryland Funds

         The portion of a Maryland Fund's exempt-interest dividends paid from interest received by such Funds from tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities ("Maryland Municipal Bonds") and distributions attributable to gains from Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland personal and corporate income taxes; any other dividends from a Maryland Fund will be subject to Maryland income tax. However, shareholders of a Maryland Fund that are financial institutions otherwise subject to Maryland financial institution franchise taxes (which taxes have been repealed for taxable years beginning after December 31,2000) will be subject to such taxes on distributions received from the Fund (including exempt-interest dividends). Shareholders will be informed annually regarding the portion of a Maryland Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from a Maryland Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of a Maryland Fund will not be subject to the Maryland personal property tax.

         Special Tax Considerations Pertaining to the North Carolina Funds

         The portion of a North Carolina Fund's exempt interest dividends paid from interest received by such Fund from tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of a North Carolina Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 from their federal taxable income for purposes of determining their North Carolina taxable income. The North Carolina intangibles tax was repealed effective for taxable years beginning on or after January 1, 1995.

         Special Tax Considerations Pertaining to the South Carolina Funds

         The portion of the South Carolina Funds' exempt interest dividends paid from interest received by these funds from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina income taxes. Distributions of capital gains or income attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will not constitute exempt interest dividends and may be subject to South Carolina income taxes.

         Although any net capital gain recognized with respect to the sale or exchange of shares of a Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized from the sale or exchange of an asset which has been held for a period of two or more years. For the taxable years beginning after 2000, the above-described deduction will be available for net capital gains recognized from the sale or exchange of an asset that has been held for a period of more than one year. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to nonindividual beneficiaries.

         Special Tax Considerations Pertaining to the Tennessee Funds

         The Tennessee Hall Income Tax imposes a tax on income received by way of dividends from stock or interest on bonds. Dividends from a qualified regulated investment company are exempt from the Hall Income Tax, but only to the extent attributable to interest on bonds or securities of the U.S. Government or any agency or instrumentality thereof or on bonds of the State of Tennessee or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission of any of the above.

         Special Tax Considerations Pertaining to the Virginia Funds

         Distributions will not be subject to Virginia income tax if the Virginia Funds pay distributions to Shareholders that they derived from (i) interest on debt obligations of Virginia or its political subdivisions, (ii) debt obligations of the United States excludable from Virginia income tax under the laws of the United States, or (iii) debt obligations of Puerto Rico, Guam, or the Virgin islands, that are backed by the full faith and credit of the borrowing government.

         Other Matters

         You should be aware that the investments made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by a Fund, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. A Fund could be required at times to liquidate investments prematurely in order to satisfy the Fund's minimum distribution requirements.

         The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in a Fund. Prospective investors urged to consult their own tax advisors regarding federal state, local and foreign taxes applicable to them.

                      Underwriter Compensation and Payments

         Stephens serves as the principal underwriter and Distributor of the shares of the Funds. Its address is: 111 Center Street, Suite 300, Little Rock, Arkansas 72201

         Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Companies or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Companies pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement became effective with respect to a Fund after approved by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by a Company's Board, including its Independent Board Members. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by a Company (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by BA Advisors or the Distributor on 60 days' written notice.

         During the fiscal years ended March 31, 2001, March 31, 2000 and March 31, 1999, the Distributor received the following amount of underwriting commissions, respectively: $xxxxxxx, $xxxxxxx and $xxxxxxx. Of this amount, the Distributor retained $0, $0 and $0, respectively.

                                Fund Performance

         Advertising Fund Performance

         Performance information for each Company's Funds may be obtained by calling (800) 321-7854 or (800) 765-2668 or by visiting
www.bankofamerica.com/nationsfunds/enter.cfm. From time-to-time, the performance of a Fund's shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         Standardized performance for the Funds, i.e., that required in both form and content by Form N-1A, is either shown below or incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds. The main purpose of standardized performance is to allow an investor to review the performance of a Fund's class of shares and compare such performance with that of investment alternatives, including other mutual funds.

         Non-standardized performance also may be advertised by the Funds. One purpose of providing non-standardized performance to an investor is to give that investor a different performance perspective that may not be captured by standardized performance. The non-standardized performance of a Fund's class of shares, however, may not be directly comparable to the performance of investment alternatives because of differences in specific variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes, or so-called "after-tax performance" After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to dividends, distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Funds may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a Fund has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Fund's portfolio turnover rate, the greater the percentage of its gains that would have been realized and consequently, the less tax efficient it was over a given period of time.

         In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Funds or a class with that of competitors. Of course, past performance is not a guarantee of future results.

         Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals, industry sources and other periodicals in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund. The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's

Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by leading banks and thrift institutions in the top five metropolitan statistical areas.

         The Funds also may use the following information in advertisements and other types of literature: (i) the Consumer Price Index may be used, for example, to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used, among other things, to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return, among other things, on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Fund's class of shares may be compared to the S&P 500, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE, the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks, or any similar recognized index. The performance of a Fund's class of shares also may be compared to a customized composite index.

         In addition, the Funds also may use, in advertisements and other types of literature, information and statements: (1) showing that although bank savings accounts may offer a guaranteed return of principal and a fixed rate of interest, they offer no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to use asset allocation and index strategies in managing and advising accounts. The Funds also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Funds also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as S&P. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to buy, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Funds may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

         The Funds also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

         In addition, certain potential benefits of investing in global securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

         Ibbotson Associates of Chicago, Illinois, ("Ibbotson") and other companies provide historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

         Yield Calculations

         Money Market Funds

         The "yield" and "effective yield" of shares of the Money Market Funds are computed separately as described below according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         In addition, the "tax-equivalent yield" of the shares of the Money Market Funds is computed by: (a) dividing the portion of the yield that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax.

         Based on the seven-day period ended March 31, 2001, (the "base period"), the current, effective, tax equivalent current and tax equivalent effective yields of the various shares of the Money Market Funds are as follows:

                                     Current      Effective     Tax Equivalent   Tax Equivalent
                                      Yield         Yield       Current Yield    Effective Yield
                                     -------      ---------     --------------   ---------------
Prime Fund
Primary A                              5.14%          5.27%             n/a              n/a
Primary B                              4.89%          5.00%             n/a              n/a
Investor A                             4.79%          4.90%             n/a              n/a
Investor B                             4.89%          5.00%             n/a              n/a
Investor C                             4.89%          5.00%             n/a              n/a
Daily                                  4.64%          4.74%             n/a              n/a
Marsico                                4.89%          5.00%             n/a              n/a
Treasury Fund
Primary A                              4.99%          5.12%             n/a              n/a
Primary B                              4.74%          4.85%             n/a              n/a
Investor A                             4.64%          4.75%             n/a              n/a
Investor B                             4.74%          4.86%             n/a              n/a
Investor C                             4.74%          4.85%             n/a              n/a
Daily                                  4.49%          4.59%             n/a              n/a
Gov't Money Market Fund
Primary A                              5.19%          5.33%             n/a              n/a
Primary B                              4.94%          5.06%             n/a              n/a
Investor A                             4.84%          4.96%             n/a              n/a
Investor B                             4.94%          5.06%             n/a              n/a
Investor C                             4.94%          5.06%             n/a              n/a
Daily                                  4.69%          4.80%             n/a              n/a
Tax Exempt Fund
Primary A                              3.37%          3.43%            5.58%             n/a
Primary B                              3.12%          3.17%            5.17%             n/a
Investor A                             3.02%          3.07%            5.00%             n/a
Investor B                             3.12%          3.17%            5.17%             n/a
Investor C                             3.12%          3.17%            5.17%             n/a
Daily                                  2.87%          2.91%            4.75%             n/a
Cash Reserves
Capital                                5.22%          5.35%             n/a              n/a

                                     Current      Effective     Tax Equivalent   Tax Equivalent
                                      Yield         Yield       Current Yield    Effective Yield
                                     -------      ---------     --------------   ---------------
Liquidity                              5.07%          5.19%             n/a              n/a
Adviser                                4.97%          5.09%             n/a              n/a
Market                                 4.77%          4.88%             n/a              n/a
Investor                               4.87%          4.98%             n/a              n/a
Service                                4.22%          4.30%             n/a              n/a
Daily                                  4.62%          4.72%             n/a              n/a
Trust                                  5.12%          5.25%             n/a              n/a
Investor B                             4.12%          4.20%             n/a              n/a
Investor C                             4.12%          4.20%             n/a              n/a
Institutional Class                    5.18%          5.31%             n/a              n/a
Money Market Reserves
Capital                                5.17%          5.30%             n/a              n/a
Liquidity                              5.02%          5.14%             n/a              n/a
Adviser                                4.92%          5.04%             n/a              n/a
Market                                 4.72%          4.83%             n/a              n/a
Investor                               4.82%          4.93%             n/a              n/a
Service                                4.17%          4.25%             n/a              n/a
Daily                                  4.57%          4.67%             n/a              n/a
Trust                                  5.07%          5.20%             n/a              n/a
Investor B                             4.07%          4.15%             n/a              n/a
Investor C                             4.07%          4.15%             n/a              n/a
Institutional Class                    5.13%          5.26%             n/a              n/a
Treasury Reserves
Capital                                5.10%          5.23%             n/a              n/a
Liquidity                              4.95%          5.07%             n/a              n/a
Adviser                                4.85%          4.97%             n/a              n/a
Market                                 4.65%          4.76%             n/a              n/a
Investor                               4.75%          4.86%             n/a              n/a
Service                                4.10%          4.18%             n/a              n/a
Daily                                  4.50%          4.60%             n/a              n/a
Trust                                  5.00%          5.13%             n/a              n/a
Investor B                             4.00%          4.08%             n/a              n/a
Investor C                              n/a            n/a              n/a              n/a
Institutional Class                    5.06%          5.19%             n/a              n/a
Government Reserves
Capital                                5.11%          5.24%             n/a              n/a
Liquidity                              4.96%          5.08%             n/a              n/a
Adviser                                4.86%          4.98%             n/a              n/a
Market                                 4.66%          4.77%             n/a              n/a
Investor                               4.76%          4.88%             n/a              n/a
Service                                4.11%          4.20%             n/a              n/a
Daily                                  4.51%          4.61%             n/a              n/a
Trust                                  5.01%          5.14%             n/a              n/a
Investor B                             4.01%          4.09%             n/a              n/a
Investor C                             4.01%          4.09%             n/a              n/a
Institutional Class                    5.07%          5.20%             n/a              n/a
Municipal Reserves
Capital                                3.48%          3.54%            5.76%            5.86%
Liquidity                              3.33%          3.39%            5.51%            5.61%
Adviser                                3.23%          3.28%            5.35%            5.43%
Market                                 3.03%          3.08%            5.02%            5.10%
Investor                               3.13%          3.18%            5.18%            5.26%
Service                                2.48%          2.51%            4.11%            4.16%
Daily                                  2.88%          2.92%            4.77%            4.83%
Trust                                  3.38%          3.44%            5.60%            5.70%
Investor B                             2.38%          2.41%            3.94%            3.99%
Investor C                              n/a            n/a              n/a              n/a
Institutional Class                    3.44%          3.50%            5.70%            5.79%
California Tax-Exempt Reserves
Capital                                3.01%          3.05%             n/a              n/a
Liquidity                               n/a            n/a              n/a              n/a
Adviser                                2.76%          2.80%             n/a              n/a
Market                                  n/a            n/a              n/a              n/a
Investor                               2.66%          2.70%             n/a              n/a
Service                                 n/a            n/a              n/a              n/a

                                     Current      Effective     Tax Equivalent   Tax Equivalent
                                      Yield         Yield       Current Yield    Effective Yield
                                     -------      ---------     --------------   ---------------
Daily                                  2.41%          2.44%             n/a              n/a
Trust                                  2.91%          2.96%             n/a              n/a
Investor B                             1.92%          1.93%             n/a              n/a

         Tax Equivalent Yields @ 39.1%

         Non-Money Market Funds

         Yield is calculated separately for the Primary A, Primary B, Investor A, Investor B and Investor C shares of a Non-Money Market Fund by dividing the net investment income per share for a particular class or series of shares (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, maximum offering price per share is the same as the net asset value per share) and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. For a class or series of shares in a Fund, net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                    Yield = 2 [(a-b+ 1)(6) - 1]
                                ---
                                 cd

Where:             a =  dividends and interest earned during the period.

                   b =  expenses accrued for the period (net of reimbursements).

                   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                   d = maximum offering price per share on the last day of the period (for Primary A and Primary B Shares, this is equivalent to net asset value per share).

         For the purpose of determining net investment income earned during the period (variable- "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations. The Municipal Bond Funds calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

         Expenses accrued for the period (variable "b" in the formula) include recurring fees charged by Nations Funds to shareholder accounts in proportion to the length of the base period. Undeclared earned income will be subtracted from the maximum offering price per share (which for Primary A and Primary B Shares is net asset value per share) (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge, if any, imposed by the Fund, as reflected in the Fund's prospectus.

         The Funds may provide additional yield calculations in communications (other than advertisements) to the holders of Investor A, Investor C or Investor B Shares. These may be calculated based on the Investor A, Investor C or Investor B Shares' net asset values per share (rather than their maximum offering prices) on the last day of the period covered by the yield computations. That is, some communications provided to the holders of Investor A, Investor C or Investor B Shares may also include additional yield calculations prepared for the holders of Primary A or Primary B Shares. Such additional quotations, therefore, will not reflect the effect of the sales charges mentioned above.

         "Tax-equivalent" yield is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by (b) one, minus (i) a stated federal income tax rate and, (ii) a state income tax rate (if applicable) multiplied by one minus the Stated Federal income tax rate. The federal income tax rate used in calculating the "tax-equivalent" yield 39.1%. The following state income tax rates are used in calculating the "tax-equivalent" yields: California--9.3%; Florida--0%; Georgia--6%; Maryland--4.875%; North Carolina--7.75%; South Carolina--7%; Tennessee--6%; Texas--0%; and Virginia--5.75%.

         The tax brackets and the related yield calculations are based on the 2000 Federal and applicable state tax rates and assume a Federal tax benefit for the state and local taxes. Note the highest 2000 marginal Federal tax rate may be higher than 36% due to the phase-out of allowable itemized deductions and personal exemptions for certain taxpayers. This schedule does not take into account the 39.1% Federal tax rate applied to taxable income in excess of $283,150.

         Based on the fiscal year ended March 31, 2001, the 30-day yield and tax-equivalent yield of the various shares of the Funds were as follows:


Short-Term Income Fund
Primary A                                               5.84%               n/a
Primary B                                                 n/a               n/a
Investor A                                              5.59%               n/a
Investor B                                              4.85%               n/a
Investor C                                              4.86%               n/a
Short-Intermediate Government Fund
Primary A                                               5.44%               n/a
Primary B                                               4.94%               n/a
Investor A                                              5.19%               n/a
Investor B                                              4.45%               n/a
Investor C                                              4.42%               n/a
Government Securities Fund
Primary A                                               5.57%               n/a
Primary B                                                 n/a               n/a
Investor A                                              5.32%               n/a
Investor B                                              4.56%               n/a
Investor C                                              4.59%               n/a
Intermediate Bond Fund
Primary A                                               6.13%               n/a
Investor A                                              5.86%               n/a
Investor B                                              5.37%               n/a
Investor C                                              4.65%               n/a
Bond Fund
Primary A                                               6.23%               n/a
Primary B                                                 n/a               n/a
Investor A                                              5.98%               n/a
Investor B                                              5.22%               n/a
Investor C                                              5.23%               n/a
Strategic Income Fund
Primary A                                               6.09%               n/a
Primary B                                                 n/a               n/a
Investor A                                              5.84%               n/a
Investor B                                              5.08%               n/a
Investor C                                              5.09%               n/a
High Yield Bond Fund


Primary A                                              12.86%               n/a
Investor A                                             12.80%               n/a
Investor B                                             12.02%               n/a
Investor C                                             12.05%               n/a
Short-Term Municipal Income Fund
Primary A                                               4.39%             7.27%
Investor A                                              4.14%             6.85%
Investor B                                              3.40%             5.63%
Investor C                                              3.38%             5.60%
Intermediate Municipal Bond Fund
Primary A                                               4.60%             7.62%
Investor A                                              4.35%             7.20%
Investor B                                              3.60%             5.96%
Investor C                                              3.61%             5.98%
Municipal Income Fund
Primary A                                               5.01%             8.29%
Investor A                                              4.76%             7.88%
Investor B                                              4.01%             6.64%
Investor C                                              4.01%             6.64%
California Municipal Bond Fund
Primary A
Investor A
Investor B
Investor C
Florida Intermediate Municipal Bond Fund
Primary A                                               4.66%             7.72%
Investor A                                              4.42%             7.32%
Investor B                                              3.66%             6.06%
Investor C                                              3.65%             6.04%
Florida Municipal Bond Fund
Primary A                                               4.71%             7.80%
Investor A                                              4.46%             7.38%
Investor B                                              3.72%             6.16%
Investor C                                              3.72%             6.16%
Georgia Intermediate Municipal Bond Fund
Primary A                                               4.68%             8.24%
Investor A                                              4.43%             7.80%
Investor B                                              3.68%             6.48%
Investor C                                              3.68%             6.48%
Georgia Municipal Bond Fund
Primary A                                               4.69%             8.26%
Investor A                                              4.44%             7.82%
Investor B                                              3.69%             6.50%
Investor C                                              3.69%             6.50%
Kansas Municipal Income Fund
Primary A                                               4.42%             7.82%
Investor A                                              4.17%             7.38%
Investor B                                              3.42%             6.05%
Investor C                                                n/a               n/a
Maryland Intermediate Municipal Bond Fund
Primary A                                               4.62%             8.04%
Investor A                                              4.37%             7.61%
Investor B                                              3.62%             6.29%
Investor C                                              3.62%             6.29%
Maryland Municipal Bond Fund
Primary A                                               4.60%             8.00%
Investor A                                              4.35%             7.56%
Investor B                                              3.60%             6.26%
Investor C                                              3.60%             6.26%
North Carolina Intermediate Municipal Bond
Fund
Primary A                                               4.58%             8.22%
Investor A                                              4.33%             7.77%
Investor B                                              3.58%             6.43%
Investor C                                              3.60%             6.46%
North Carolina Municipal Bond Fund
Primary A                                               4.66%             8.37%
Investor A                                              4.42%             7.93%


Investor B                                              3.67%             6.59%
Investor C                                              3.61%             6.48%
South Carolina Intermediate Municipal Bond
Fund
Primary A                                               4.86%             8.66%
Investor A                                              4.61%             8.20%
Investor B                                              3.86%             6.87%
Investor C                                              3.85%             6.85%
South Carolina Municipal Bond Fund
Primary A                                               4.74%             8.44%
Investor A                                              4.49%             7.99%
Investor B                                              3.74%             6.66%
Investor C                                              3.74%             6.66%
Tennessee Intermediate Municipal Bond Fund
Primary A                                               4.62%             8.14%
Investor A                                              4.37%             7.70%
Investor B                                              3.62%             6.37%
Investor C                                              3.63%             6.39%
Tennessee Municipal Bond Fund
Primary A                                               4.73%             8.33%
Investor A                                              4.48%             7.89%
Investor B                                              3.74%             6.59%
Investor C                                              3.73%             6.57%
Texas Intermediate Municipal Bond Fund
Primary A                                               4.87%             8.06%
Investor A                                              4.62%             7.65%
Investor B                                              3.87%             6.41%
Investor C                                              3.81%             6.31%
Texas Municipal Bond Fund
Primary A                                               4.76%             7.88%
Investor A                                              4.51%             7.47%
Investor B                                              3.76%             6.23%
Investor C                                              3.76%             6.23%
Virginia Intermediate Municipal Bond Fund++
Primary A                                               4.63%             8.14%
Investor A                                              4.38%             7.69%
Investor B                                              3.63%             6.38%
Investor C                                              3.63%             6.38%
Virginia Municipal Bond Fund
Primary A                                               4.95%             8.70%
Investor A                                              4.71%             8.28%
Investor B                                              3.95%             6.94%
Investor C                                              3.90%             6.85%


         Total Return Calculations

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P(1 + T)(n) = ERV

Where:            P = a hypothetical initial payment of $1,000

                  T = average annual total return

                  n = number of years

                ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

         This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts. All performance calculations for the period ended March 31, 1999, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

         Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR = (ERV-P) 100
                         -----
                   P

Where:        CTR =  Cumulative total return

              ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

                P =  initial payment of $1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

        Average annual return for the Funds has been incorporated by reference from the Funds' Annual Reports, and may be advertised by the Funds.

                                   APPENDIX A
                             DESCRIPTION OF RATINGS

         The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four denote investment-grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment-grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment-grade:

             AAA - Bonds considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment-grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment-grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment-grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment-grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 The lowest investment-grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 The lowest rating category; this rating is regarded as non-investment-grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.

                                   APPENDIX B
                                    GLOSSARY



Term Used in SAI                                    Definition
----------------                                    ----------
1933 Act.........................................   Securities Act of 1933, as amended
1934 Act.........................................   Securities Exchange Act of 1934, as amended
1940 Act.........................................   Investment Company Act of 1940, as amended
Adviser..........................................   BA Advisors, BACAP, Brandes, Gartmore, Invesco, Marsico Capital,
                                                    McKay Shields and/or Putnam, as the context may require
Advisory Agreements                                 The respective Investment Advisory Agreements and Investment
                                                    Sub-Advisory Agreements for the Funds
Aggressive Growth Fund...........................   Nations Aggressive Growth Fund
AMEX.............................................   American Stock Exchange
Asset Allocation Fund............................   Nations Asset Allocation Fund
BA Advisors......................................   Banc of America Advisors, LLC
BACAP............................................   Banc of America Capital Management, LLC
Bank of America..................................   Bank of America, N.A.
Blue Chip Fund...................................   Nations Blue Chip Fund
BNY..............................................   The Bank of New York
Board............................................   Any one Board of Directors/Trustees of a Company
Board Member.....................................   A Director or Trustee of a Company
Board Members....................................   Two or more of the Directors/Trustees of a Company
Boards...........................................   Two or more Boards of Directors/Trustees of the Companies
Bond Fund........................................   Nations Bond Fund
California Bond Fund.............................   Nations California Municipal Bond Fund
California Reserves..............................   Nations California Tax-Exempt Reserves
California Fund(s)...............................   One or more of California Bond Fund and California Reserves
Capital Growth Fund..............................   Nations Capital Growth Fund
Cash Reserves....................................   Nations Cash Reserves
CFTC.............................................   Commodities Futures Trading Commission
Chicago Equity...................................   Chicago Equity Partners, LLC
Co-Administrator(s)..............................   BA Advisors and Stephens
Code.............................................   Internal Revenue Code of 1986, as amended
Code(s) of Ethics................................   The code(s) of ethics adopted by the Boards pursuant to
                                                    Rule 17j-1 under the 1940 Act
CMOs.............................................   Collateralized mortgage obligations
Companies........................................   Two or more of the registered investment companies to which this
                                                    SAI applies (i.e., NFT, NFI, NR or NFST)
Company..........................................   Any one of the registered investment companies to which this SAI applies (i.e., NFT, NFI, NR or NFST)
Convertible Securities Fund......................   Nations Convertible Securities Fund
Custodian........................................   The Bank of New York
Distributor......................................   Stephens Inc.
Distribution Plan(s).............................   One or more of the plans adopted by a Board under Rule 12b-1 under the 1940 Act for the distribution of the Funds' shares
Emerging Markets Fund............................   Nations Emerging Markets Fund
Equity Income Fund...............................   Nations Equity Income Fund
FHLMC............................................   [insert]
Florida Intermediate Bond Fund...................   Nations Florida Intermediate Municipal Bond Fund
Florida Bond Fund................................   Nations Florida Municipal Bond Fund
Florida Fund(s)..................................   One or more of Florida Intermediate Bond Fund and Florida


                                                    Bond Fund
FNMA.............................................   [insert]
Fund.............................................   One of the open-end management investment companies (listed on the front cover of this SAI) that is a series of NFT, NFI, NR or
                                                    NFST
Funds............................................   Two or more of the open-end management investment companies
                                                    (listed on the front cover of this SAI) that is a series of NFT,
                                                    NFI, NR or NFST
Gartmore.........................................   Gartmore Global Partners
Georgia Intermediate Bond Fund...................   Nations Georgia Intermediate Municipal Bond Fund
Georgia Bond Fund................................   Nations Georgia Municipal Bond Fund
Georgia Fund(s)..................................   One or more of Georgia Intermediate Bond Fund and Georgia Bond
                                                    Fund
GNMA.............................................   [insert]
Government Money Market Fund.....................   Nations Government Money Market Fund
Government Reserves..............................   Nations Government Reserves
Government Securities Fund.......................   Nations Government Securities Fund
High Yield Bond Fund.............................   Nations High Yield Bond Fund
Index Funds......................................   Those Funds shown under the heading "Index Funds" on the front cover of the SAI
Intermediate Bond Fund...........................   Nations Intermediate Bond Fund
Intermediate Municipal Bond Fund.................   Nations Intermediate Municipal Bond Fund
International Equity Fund........................   Nations International Equity Fund
International/Global Stock Funds.................   One or more of those Funds shown under the heading
                                                    "International/Global Stock Funds" on the front cover of the SAI
International Value Fund.........................   Nations International Value Fund
INVESCO..........................................   INVESCO Global Asset Management (N.A.), Inc.
Investment Advisory Agreements...................   The investment advisory agreements with between NFI, NFT, NR and
                                                    NFST, on behalf of each of their respective Funds, and BA
                                                    Advisors
Investment Sub-Advisory Agreements...............   The investment sub-advisory agreements with between NFI, NFT, NR and NFST, on behalf of each of their respective Funds, and BACAP,
                                                    Brandes, Chicago Equity, Gartmore, INVESCO, MacKay Shields,
                                                    Marsico Capital or Putnam, as the case may be
IRS..............................................   United States Internal Revenue Service
Kansas Bond Fund.................................   Nations Kansas Municipal Income Fund
LargeCap Growth Fund.............................   Nations LargeCap Growth Fund
LifeGoal Portfolio(s)............................   One or more of those Funds shown under the heading "LifeGoal
                                                    Portfolios" on the front cover of the SAI
MacKay Shields...................................   MacKay Shields LLC
Managed Index Fund...............................   Nations Managed Index Fund
Marsico 21st Century Fund........................   Nations Marsico 21st Century Fund
Marsico Capital..................................   Marsico Capital Management, LLC
Marsico Focused Equities Fund....................   Nations Marsico Focused Equities Fund
Marsico Growth & Income Fund.....................   Nations Marsico Growth & Income Fund
Marsico International Opportunities Fund.........   Nations Marsico International Opportunities Fund
Maryland Intermediate Bond Fund..................   Nations Maryland Intermediate Municipal Bond Fund
Maryland Bond Fund...............................   Nations Maryland Municipal Bond Fund
Maryland Fund(s).................................   One or more of Maryland Intermediate Bond Fund and Maryland Bond
                                                    Fund
MidCap Growth Fund...............................   Nations MidCap Growth Fund
MidCap Index Fund................................   Nations MidCap Index Fund
Money Market Fund(s).............................   One or more of those Funds shown under the heading "Money Market
                                                    Funds" on the front cover of the SAI
Money Market Reserves............................   Nations Money Market Reserves


Moody's..........................................   Moody's Investors Service, Inc.
Municipal Bond Fund(s)...........................   One or more of those Funds shown under the heading "Municipal
                                                    Bond Funds" on the front cover of the SAI
Municipal Income Fund............................   Nations Municipal Income Fund
Municipal Reserves...............................   Nations Municipal Reserves
NSAT.............................................   Nations Separate Account Trust
Nations Funds or Nations Funds Family............   The fund complex that is comprised of the Companies, along with
                                                    NSAT and NMIT.
NFI..............................................   Nations Fund, Inc.
NFST.............................................   Nations Funds Trust
NFT..............................................   Nations Fund Trust
NLG..............................................   Nations LifeGoal Funds, Inc.
NMIT.............................................   Nations Master Investment Trust
Non-Money Market Fund(s).........................   One or more of the mutual funds of the Companies, other than the
                                                    Money Market Funds
North Carolina Intermediate Bond Fund............   Nations North Carolina Intermediate Municipal Bond Fund
North Carolina Bond Fund.........................   Nations North Carolina Municipal Bond Fund
North Carolina Fund(s)...........................   One or more of North Carolina Intermediate Bond Fund and North
                                                    Carolina Bond Fund
NR...............................................   Nations Reserves (formerly known as The Capitol Mutual Funds)
NYSE.............................................   New York Stock Exchange
NRSRO............................................   Nationally recognized statistical ratings organization (such as
                                                    Moody's or S&P)
PFPC.............................................   PFPC Inc.
Prime Fund.......................................   Nations Prime Fund
Putnam...........................................   Putnam Investment Management LLC
PwC..............................................   Pricewaterhouse Coopers LLP
REIT.............................................   Real estate investment trust
S&P..............................................   Standard & Poor's Corporation
S&P100...........................................   [insert]
S&P500...........................................   [insert]
S&P MidCap 400...................................   [insert]
S&P SmallCap 600.................................   [insert]
SAI..............................................   This Statement of Additional Information
SEC..............................................   United States Securities and Exchange Commission.
Selling Agent....................................   Banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor
Servicing Agent..................................   Banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the
                                                    Distributor
Short-Term Municipal Income Fund.................   Nations Short-Term Municipal Income Fund
Small Company Fund...............................   Nations Small Company Fund
SmallCap Index Fund..............................   Nations SmallCap Index Fund
SMBS.............................................   Stripped mortgage-backed securities
South Carolina Intermediate Bond Fund............   Nations South Carolina Intermediate Municipal Bond Fund
South Carolina Bond Fund.........................   Nations South Carolina Intermediate Municipal Bond Fund
South Carolina Fund(s)...........................   One or more of South Carolina Intermediate Bond Fund and South
                                                    Carolina Bond Fund
State Bond Fund(s)...............................   One or more of Florida Bond Fund, Georgia Bond Fund, Kansas Bond
                                                    Fund, Maryland Bond Fund, North Carolina Bond Fund, South
                                                    Carolina Bond Fund, Tennessee Bond Fund, Texas Bond Fund,
                                                    Virginia Bond Fund, Florida Intermediate Bond Fund, Georgia
                                                    Intermediate Bond Fund, Maryland Intermediate Bond Fund, North
                                                    Carolina Intermediate Bond Fund, South Carolina Intermediate
                                                    Bond Fund, Tennessee Intermediate Bond Fund, Texas Intermediate
                                                    Bond Fund and Virginia Intermediate Bond Fund


Stephens.........................................   Stephens Inc.
Stock Funds......................................   One or more of those Funds shown under the heading "Stock Funds"
                                                    on the front cover of the SAI
Strategic Growth Fund............................   Nations Strategic Growth Fund
Sub-Administrator................................   BNY
Sub-Transfer Agent...............................   Bank of America (for the Funds Primary Shares)
Tax Exempt Fund..................................   Nations Tax Exempt Fund
Tax-Exempt Fund(s)...............................   One or more of Municipal Reserves, California Reserves, Tax
                                                    Exempt Fund and the Municipal Bond Funds
Tennessee Intermediate Bond Fund.................   Nations Tennessee Intermediate Municipal Bond Fund
Tennessee Bond Fund..............................   Nations Tennessee Municipal Bond Fund
Tennessee Fund(s)................................   One or more of Tennessee Intermediate Bond Fund and Tennessee
                                                    Bond Fund
Texas Intermediate Bond Fund.....................   Nations Texas Intermediate Municipal Bond Fund
Texas Bond Fund..................................   Nations Texas Municipal Bond Fund
Texas Fund(s)....................................   One or more of Texas Intermediate Bond Fund and Texas Bond Fund
Transfer Agent...................................   PFPC
Transfer Agency Agreements.......................   The transfer agency agreements between NFI, NFT, NR and NFST, on behalf of their respective Funds, and PFPC
Treasury Fund....................................   Nations Treasury Fund
Treasury Reserves................................   Nations Treasury Reserves
U.S. Government Bond Fund........................   Nations U.S. Government Bond Fund
Value Fund.......................................   Nations Value Fund
Virginia Intermediate Bond Fund..................   Nations Virginia Intermediate Municipal Bond Fund
Virginia Bond Fund...............................   Nations Virginia Municipal Bond Fund
Virginia Fund(s).................................   One or more of Virginia Intermediate Bond Fund and Virginia Bond
                                                    Fund

                                   APPENDIX C


         California. The following information relates specifically to California Reserves and the California Municipal Bond Fund. This summary does not purport to be a comprehensive description of all relevant facts. Although we have no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the state of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

         General Economic Factors

         The economy of the state of California is the largest among the 50 states and is one of the largest in the world, having components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In fact, the size of the California economy recently surpassed that of France and is the fifth largest economy in the world. Only the United States, Japan, Germany, and the United Kingdom have larger economies. Since 1995, California's economy has been performing strongly after suffering a deep recession between 1990-1994. Fuel and other energy prices, however, have risen sharply in recent months affecting state and local government economies. (See "Recent Developments Regarding Energy" below.)

         California's July 1, 1999 population of over 34 million represented over 12 percent of the total United States population. California's population is concentrated in metropolitan areas. As of the April 1, 1990 census 96 percent of the state's population resided in the 23 Metropolitan Statistical Areas in the state. As of July 1, 1998, the five-county Los Angeles area accounted for 49 percent of the state's population with over 16.0 million residents and the 10 county San Francisco Bay Area represented 21 percent of the state's population with a population of over 7.0 million.

         Following a severe recession beginning in 1990, the state's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The state's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

         The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the general fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimum's, tax reductions, aid to local governments and infrastructure expenditures.

         The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in general fund revenues during fiscal year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.9 billion, an increase of over 20 percent over final 1998-99 revenues and $8.9 billion higher than projected for the 1999 Budget Act. The latest estimates indicate expenditures of $66.5 billion in 1999-2000, a $2.8 billion increase over the 1999 Budget Act, but the result still left a record balance in the Special Fund for Economic Uncertainties ("SFEU") at June 30, 2000 of over $8.7 billion.

         Fiscal Year 2000-01 Budget

         2000 Budget Act. The Governor signed the 2000 Budget Act on June 30, 2000. The spending plan assumed general fund (which is the primary revenue account of the state, holding all revenues received by the state treasury that are not required to be credited to a special fund and earnings from investments not required to be allocated to another fund) revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-2000 estimates. The 2000 Budget Act appropriated $78.8 billion from the general fund, a 17.3 percent increase over 1999-2000 and reflected the use of $5.5 billion from the SFEU available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments.

         At the time the 2000 Budget Act was signed, the Department of Finance estimated the June 30, 2001 SFEU balance to be $1.8 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. If this amount is not fully expended during fiscal year 2000-01, the balance will increase the SFEU. The Governor vetoed just over $1 billion in general fund and special fund appropriations from the budget approved by the Legislature, in order to achieve the budget reserve. Because of the state's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

         The 2000 Budget Act also included special fund expenditures of $15.6 billion and bond fund expenditures of $5.0 billion. Special fund revenues are estimated at $16.5 billion.

         Some of the major features of the 2000 Budget Act were the following:

1. Proposition 98 funding for K-12 schools was increased by $3.0 billion in general fund moneys over revised 1999-2000 levels, $1.4 billion higher than the minimum Proposition 98 guarantee. The 2000 Budget Act also includes an income tax credit to compensate credentialed teachers for the purchase of classroom supplies and a $350 million repayment of prior years' loans to schools.

2. Funding for higher education increased substantially above the revised 1999-2000 level. General fund support was increased by $486 million (17.9 percent) for the University of California and $279 million (12.7 percent) for the California State University system. In addition, funding for community colleges increased by $497 million (9.0 percent).

3. Increased funding of $2.7 billion general fund for health and human services.

4. Significant amounts were devoted to capital outlays. A total of $2.0 billion of general fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the Budget Act included $570 million from the general fund in new funding for housing programs.

5. A total of about $1.5 billion of tax relief was enacted as part of the budget process.

6. A one-time appropriation of $200 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990s. Additionally, $121 million was appropriated for support of local law enforcement, and $75 million in one-time funding was provided for local law enforcement agencies to purchase high technology equipment.

         Subsequent Developments. The Governor announced on October 25, 2000 that, pursuant to provisions in the law enacted in 1991 when the state sales tax rate was last raised, the state sales tax rate would be reduced by 0.25 percent for a period of at least one calendar year, effective January 1, 2001. This reduction will result in approximately $553 million less general fund revenue in the last half of fiscal year 2000-01 and approximately $600 million less in the first half of fiscal year 2001-02. If the general fund reserve falls below 4 percent of general fund revenue in the future, the sales tax rate could be raised by 0.25%.

         Proposed Fiscal Year 2001-02 Budget

         The 2001-02 Governor's Budget estimates 2001-02 general fund revenues and transfers to be about $79.4 billion, or 3.3 percent higher than the revised 2000-01 estimate. This estimate assumes a slowing economy, still showing moderate growth short of a recession. The estimate also accounts for a $553 million drop in sales tax revenues as a result of the 0.25 percent sales tax reduction which took effect on January 1, 2001, and will remain in effect at least until December 31, 2001. The Governor proposes $82.9 billion in expenditures, a 3.9 percent increase over the revised 2000-01 estimate. The Governor proposes budget reserves in 2001-02 of $2.4 billion. Of this amount, $500 million is intended for unplanned litigation costs.

         The 2001-02 Governor's Budget proposes to use $3.7 billion of the new resources since the 2000 Budget Act for one-time expenditures, including $1 billion for energy initiatives, $772 million for capital outlay projects, $250 million in fiscal relief to local government, $200 million for new housing initiatives, and a variety of other proposals. With regard to ongoing programs, the 2001-02 Governor's Budget proposes substantial additions in Proposition 98 funding for K-12 education (an 8.1% increase over the revised 2000-01 spending level) and funding for all units of higher education, funding for health and welfare programs to cover anticipated caseloads, and a modest increase in youth and adult corrections funding. The final expenditure program for 2001-02 will be determined by June 2001 by the legislature and Governor. The Department of Finance will publish an update of revenues and expenditures for the current year and of revenues for the upcoming fiscal year in May, 2001.

         On February 21, 2001, the Legislative Analyst's Office ("LAO") released its analysis of the 2001-02 Governor's Budget. The LAO Analysis generally agreed with the Governor's Budget projections of revenues, but warned that the economic picture (and hence revenues and expenditures in 2001-02) was unsettled, given several potentially negative factors, including the ongoing energy difficulties in the state, a cyclical slowdown in the high technology sector, the overall national economic slowdown, and the sharp decline in the stock market since mid-2000. The LAO Analysis recommended that the Legislature defer major new spending decisions until after the updated fiscal report due in May 2001.

         Future Budgets

         We cannot predict what actions will be taken in the future by the state legislature and the Governor to deal with changing state revenues and expenditures. The state budget will be affected by national and state economic conditions and other factors.

         Constitutional Legislative and Other Factors

         Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

         Revenue Distribution. Some of the debt obligations in the California Municipal Bond Fund may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the state's general fund surplus are distributed to counties, cities and their various taxing entities and the state assumes some obligations paid, prior to that point, out of local funds. Whether and to what extent a portion of the state's general fund will be distributed in the future to counties, cities and their various entities is unclear.

         State Appropriations Limit. The state is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution. The appropriations limit does not restrict appropriations to pay debt service on voter-authorized bonds. Article XIII B prohibits the state from spending "appropriations subject to limitation" in excess of the appropriations limit. "Appropriations subject to limitation," with respect to the state, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and some other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and some other non-tax funds.

         There are various types of appropriations excluded from the appropriations limit. For example, most state subventions to local governments and appropriations for tax refunds are excluded. The appropriations limit may also be exceeded in cases of emergency.

         The state's appropriations limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth and change in attendance at local school and community college ("K-14") districts. The appropriations limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined appropriations limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

         Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, we cannot predict the impact of this or related legislation on the bonds in the California Reserves and the California Municipal Bond Fund.

         Proposition 13. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, California voters approved Proposition 46, an amendment to Article XIII A, which created a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of one percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. "Full cash value" is defined as "the county assessor's valuation of real property as shown on the 1975-76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

         Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative:

     1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

     2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

     3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

     4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIII A;

     5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

     6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

     7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to that local government occurs in an amount equal to the revenues received by that entity attributable to the tax levied in violation of the initiative; and

     8. Permits these provisions to be amended exclusively by the voters of the state of California.

         In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. We cannot predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, 230 Cal. App.3d 1058, 282 Cal. Rptr. 27 (1991), subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

         In Santa Clara Local Transportation Authority v. Guardino, 11 Cal. 4th 220 (1995), reh'g denied, modified [45 Cal. Rptr. 2d 204] (1995), the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision. Because that case appeared distinguishable, the parties in Guardino did not rely upon it. We cannot predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

         California Senate Bill 1590, introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

         Proposition 218. On November 5, 1996, the voters of the state of California approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act." Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The sponsors of the proposition are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject some existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

         Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

         The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

         Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined as any levy or charge upon real property for a special benefit conferred upon the real property.

         Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property-related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

         Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the state's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the state or public agencies within the state.

         Other Considerations

         Recent Development Regarding Energy. California has experienced difficulties with the supply and price of electricity and natural gas in much of the state since mid-2000, which are likely to continue for several years. In 1996 California deregulated the state's power markets. While the transmission and distribution of electricity remained regulated, the generation of electricity was opened up to competition. Under the deregulation scheme, utilities were prohibited from passing all wholesale power costs to consumers until 2002. Energy usage in the state has been rising sharply, but no new power generating plants have been built since the 1980's. The three major investor-owned utilities in the state ("IOUs"), Pacific Gas & Electric ("PG&E"), Edison, and San Diego Gas & Electric, have been purchasing electricity to meet their needs above their own generating capacity and contracted supplies at fluctuating short-term and spot market rates, while the retail prices they can charge their residential and small business customers have been capped at specified levels. Starting in mid-2000, power purchase costs exceeded retail charges, and the IOUs incurred substantial losses and accumulated large debts to continue to purchase power for their customers. As a result, the credit ratings of the IOUs have deteriorated, making it difficult for them to continue to purchase power. The two largest IOUs have reported they are in default in paying some of their obligations. On April 6, 2001, one of the IOUs, PG&E, filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code. The bankruptcy proceedings are pending. While the bankruptcy court decides the allocation of the IOU's available cash flow and assets among its creditors, the IOU will continue operations under current management. According to news sources, on April 10, 2001, PG&E paid approximately half of the property it taxes owed to 49 California counties. PG&E reportedly has told counties it will pay the remainder of the taxes owed before June 30, 2001. There can be no assurance that such payments will be made and it is not possible to predict whether or to what extent the tax payment shortfall will result in serious financial disruptions to any of the affected counties.

         In 2001, there have been rolling electricity blackouts throughout California affecting millions of customers. The Governor declared a state of emergency under state law on January 17, 2001, and ordered the state's Department of Water Resources ("DWR") to begin purchasing electricity for resale to retail end-use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power. DWR also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. DWR's purchases are initially being funded by advances from the state's general fund; about $1.8 billion was expended in the first six weeks and as of May 2001 a total of $6.7 billion in general fund advances have been authorized. DWR is entitled to repayment from a portion of retail end-use customer's payments, remitted through the IOUs, but these amounts will not equal the power purchase costs. In May 2001, state officials announced that the state is authorized to sell up to $13.4 billion of bonds in mid-August to help finance the state's plan to overcome the current energy shortages. Proceeds from the offering would be used to buy more electricity and to pay back the general fund for purchases already made. State officials announced that the state expected to sell about $12.5 billion of bonds, with approximately $8 billion of the bonds sold as tax-exempt securities.

         The state is intensifying programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and "peaking" power facilities, has been accelerated. A number of new larger power plants are under construction and in permitting phase, and will come on line in 2001-03. In addition, the state is seeking longer term power supply contracts at lower costs. The combination of these elements is expected to lower wholesale electricity costs in the future and promote the financial recovery of the IOUs.

         Natural gas prices in California have been increasing significantly as a result of nationwide price increases and limited pipeline capacity into the state. The prices nationally may remain high for some time until additional supplies are produced, as natural gas prices are not regulated. One of the state's IOUs also supplies natural gas, and its credit difficulties and bankruptcy filing have impaired its ability to obtain supplies. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

         A number of additional plans are under consideration by the state legislature, including the authorization of state agencies to own, build or purchase power generation or transmission facilities and assist energy conservation efforts. The Governor is currently trying to negotiate state legislative approval for a proposal for the state to purchase transmission lines from the private energy providers. Plans are also being considered to assist the IOUs repay their debts incurred in purchasing power; these may include a state purchase of their transmission facilities, potentially funded with revenue bonds. A number of lawsuits are pending dealing with many aspects of the energy situation in California, including disputes over the rates which the California Public Utilities Commission ("PUC") may charge retail customers, financial responsibility for purchases of power by the IOUs, and various antitrust and fraud claims against energy suppliers. In May 2001 PUC approved a $5.7 billion energy rate increase that will impact approximately nine million residential, industrial and agricultural customers. PUC further acknowledged that more rate increases may be necessary unless federal regulators find a way to control the wholesale electricity market. Then, on June 18, 2001 the Federal Energy Regulatory Commission announced that it was imposing round-the-clock price limits on electricity in eleven western states, including California, effective immediately and September 30, 2002.

         The energy situation continues to be fluid and subject to many uncertainties. Further, the PG&E Bankruptcy interjects a new party, the federal Bankruptcy Court, into the making of decisions regarding future electricity costs and the role of PG&E. There can be no assurance that there will not be future disruptions in energy supplies or related developments that could adversely affect the state's and local governments' economies, and that could in turn affect state and local revenues.

         Seismic Activity. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or state government to appropriate sufficient funds within their respective budget limitations.

         Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. Throughout the late 1980's and early 1990's California experienced a prolonged drought that strained the state's water supply system. Some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured harsh impacts. On the opposite end of the spectrum, during the winter season of 1997-1998 California endured double its normal amount of rainfall and about $550 million in flood and storm damage statewide. As with the potential risks associated with seismic activity, any California municipal obligation in the fund could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

         Bond Rating. Three major credit rating agencies, Moody's Investors Service, Inc., S&P and Fitch IBCA, Inc., assign ratings to California long-term general obligation bonds. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

         As of May 14, 2001, California general obligation bonds were assigned ratings of "A+" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch. These ratings reflect a downgrade by Standard & Poor's in April 2001 and a downgrade by Moody's in May 2001. Both downgrades stem largely from each ratings agency's concerns regarding the state's energy situation and its impact on the state's finances. These recent reductions on the state's credit rating, and any potential future reduction, could adversely affect the market value and marketability of all outstanding notes and bonds issued by the state, its agencies or its local governments and there can be no assurance that current ratings will be maintained in the future.

         Because the state historically budgets only a small year-end unreserved fund balance, a small change in economic conditions can leave the state with a negative fund balance.

         Other Investment Information. The investment adviser believes that it is likely that sufficient California municipal securities will be available to satisfy the investment objective, policies and limitations of the California Municipal Bond Fund, and to enable the fund to invest at least 50% of its total assets in California municipal securities at the close of each of its fiscal quarters. In meeting this investment policy the fund may invest in municipal securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of 12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 35% of the fund's total assets when added together with any taxable investments held by the fund. Moreover, although the fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the fund's investment adviser in light of the fund's investment objective and policies. To the extent that the fund's assets are concentrated in municipal securities payable from revenues on similar projects, the fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the fund's assets were not so concentrated.

         If the Trust's Board of Trustees, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the fund's total assets in California Reserves and the California Municipal Bond Fund at the close of each quarter of the fund's taxable year, the Board would re-evaluate each fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

         Florida. Florida is the fourth most populous state with an estimated 2000 population of 15,982,378. By the year 2005, population will likely exceed
16.8 million. Population growth has historically been driven by retirement migration with local economies weighted heavily in tourism and agriculture. Over the past twenty years, retirement, agriculture and tourism have been complemented by high technology jobs, service sector jobs and international trade. In the meantime, the three traditional industries have taken on global character. Trade and tourism, for example, have become international and this has fueled foreign retirement migration.

         The health of the national economy plays an important role in Florida's fiscal soundness and economic development. Today, as this country enters its ninth year of economic expansion, population growth in Florida, since 1990, has averaged 83% per year. Local growth is supported by strength in other regions of the county which become source feeder markets for population growth in Florida.

         The emergence of Florida as the fourth most populous state in the United States has placed significant pressure on state and local government to provide infrastructure and municipal and urban services. During the 1980's, growth was so rapid that a significant backlog of need emerged which today, is still being filled. Across the state, construction of new highway systems, airport expansions, local school and university systems, hospitals and jails are being put in place. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 2000, real property values exceeded $889 billion, a 7.91% increase over 1999. Residential property values accounted for over $544 billion in value. In addition to the rapid population growth and resulting increases in improved residential properties, commercial and industrial valuations have also grown consistently. There is now over $150 billion in improved real property value in commercial and industrial properties in Florida.

         One reason commercial and industrial values have increased is the strategic nature of the industries that have located and grown in the State. The Florida industrial base is concentrated in high technology industries such as electronics, medical equipment, laser optics, computer simulation and space travel. As a result, while defense contract spending has declined nationally by over 25 percent, in real terms, from 1985 to 2000, Florida's value of defense contracts remains strong at $6.4 billion in 2000.

         With increasing demands for services and comparatively low taxes, Florida has experienced a rapid growth in the volume of bond debt. However, because of rapid population growth however, per capita state debt remains well below the national average.

         The Growth Management Act of 1985 and the concurrency rules promulgated has affected Florida's economic growth and development in some regions of the State and could continue to impact the economy in the future. Concurrency means that the services and infrastructure caused by new development must be in place on or before such new development is operational. In addition, the location of new development will be more carefully scrutinized with the respect to environmental sensitivity and natural resource limitations. Growth management legislation affects all areas of the State with varying degrees of impact depending on the specific local conditions such as, existing infrastructure capacity, local environmental constraints, and limitations on natural resources such as potable water and habitat preservation. Having now experienced more than sixteen years subject to growth management rules, it appears that the Growth Management Act of 1985 has, on balance, been beneficial. Growth management has helped improve quality of life, ease infrastructure shortfalls and focused the State agenda on preserving quality of life through growth management regulation and other funded environmental land preservation programs. Under the current state administration, a trend is developing where local development and growth management issues are being turned back to the county level. This may increase partnership at the local level as well as an increase in the number of special interest groups at the county level.

         Within Florida, regional economies perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of regional economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production.

         Southeast Florida includes Miami, Fort Lauderdale, West Palm Beach, and the Florida Keys. This area is highly urban and economically diverse. Tourism, retirement, high technology computer manufacturing, medical industries, international trade, winter vegetable crops and sugar cane production are the prominent features of this area. Hurricane Andrew struck South Dade County in Fall, 1992. Some 80,000 homes were destroyed along with local businesses and Homestead Air Force Base. Since the hurricane, approximately 80 to 90 percent of the homes have been restored. The restoration and rebuilding process is now essentially complete. Over the long term, the effects of the hurricane may speed the suburbanization of South Florida. However, in the interim, extensive reinvestment and redevelopment is still needed. Other factors helping to diminish agriculture locally include environmental preservations in sugarcane lands, the effect of foreign competition due to NAFTA on sugar prices, local winter fruit and vegetable prices and citrus canker which has destroyed most of the lime groves in the region. Federal government price support programs for sugar cane growers can be expected to continue. In 1998, Florida led the nation in housing starts. The demand for new single and multifamily homes should remain robust. Across the State, new construction and renovations to existing structures is fueling the construction industry. Redevelopment of the Orlando Naval Training Center and the construction of Florida Gulf Coast University in Ft. Myers are worthy examples of new infrastructure meeting the demands of increasing population.

         In Broward and Palm Beach Counties, in particular, growth management's concurrency requirements have played a significant role in limiting economic expansion as compared with other regions of the State because of the lack of infrastructure capacity. Community consensus based long range planning efforts recently have been undertaken in northern Palm Beach County. These efforts are a recognition of the pause in growth that has occurred and over time will help the area accommodate new development. Recent property sales from the MacArthur Foundation land holdings in northern Palm Beach County will also prompt new development there.

         Southwest Florida has emerged as a strong growth market. Traditionally, very retirement oriented, the region's economy has begun to diversify through increased employment opportunities and migration southward of citrus production. Increased employment opportunity has occurred due to the overall size of the market and improvements in infrastructure capacity. The improvement in transportation access also has helped tourism and as a result indirectly buoyed population growth rates by providing exposure and increased awareness of the region as a retirement destination among visitors. The State of Florida has opened Florida Gulf Coast University in Lee County, near the Fort Myers airport. This is the State's 10th university in the public university higher education system. Florida Gulf Coast University will accommodate 10,000 students within a decade and provide opportunities for synergy between industry and education.

         Central Florida is a premier world class resort/vacation destination. The presence of Disney World, Universal Studios and other tourist oriented recreational parks drives the central Florida economy. While the total size of the market has grown rapidly, the economy is dependent on tourism and population growth. Locally, the tourism industry has been more stable and seen better growth over the past three decades than either the manufacturing or services sectors. Two additional local industry concentrations, the laser/optical research node and motion picture industries are helping to diversify the local economy. Universal Studios has begun to expand its motion picture and theme park facilities. Disney World has opened its fourth theme park, "Animal Kingdom," covering 500 acres. Disney's Celebration community of residential and commercial activity is the fastest absorbing residential community in Central Florida. Strong growth in tourism and large land areas available for expansion suggests this region will lead the state in population growth in the near term. International tourism has fueled the growth of an international retirement and second home market throughout Florida. Today, in the tourist areas of the market, one fifth of new homes built are sold to foreign retirees or vacation homeowners. Places of origin include England, Germany, South America, and Puerto Rico. International retirement markets are also growing in southwest and Southeast Florida. There were 45 million visitors to the Orlando market in 2000. The hotel market has been strong with 5,085 new hotel rooms added in 2000.

         North Florida is rural in many areas. Jacksonville is the major city in North Florida. The logging and paper industries, defense and retirement dominate the local economy. The insurance industry also has a strong presence in Jacksonville. Growth in North Florida peaked in the mid 1980's, coinciding with the military defense buildup, prior to the full implementation of growth management legislation. As urbanization and living costs increase in the south and central parts of the State, population growth from national retirement migration sources are increasing locally. Some large local land holders are shifting focus away from forestry and agriculture to residential development of land resources. This shift may be due in part to anticipated long term climate change.

         The Florida panhandle is quite rural with reliance on tourism, defense and state government for employment opportunities. This area of the State has the lowest per capita incomes and the smallest volume of population growth. With the uncertainty of state budget funding in recent years and continuing defense cutbacks, strong growth in this region of the State is not expected. Coastal counties, however, remain attractive to continued economic development and retirement migration because of the pristine beaches along the Gulf of Mexico.

         In general, pursuant to the Florida Constitution and certain statutory provisions, there are two basic types of obligations that may be issued in the State of Florida: general obligation bonds and revenue bonds.

         General obligation bonds are also known as full faith and credit bonds because their repayment is based on the general credit and taxing power of the borrowing government. The ad valorem tax is the most common source of revenue pledged for the repayment of general obligation bonds. Being tax-supported, general obligation bonds are typically used to finance the capital portion of tax supported general purpose governmental projects, with public buildings, roads, criminal justice facilities, and schools being the most common. Only units of local government with taxing power can levy and collect ad valorem taxes. The

State of Florida has no ad valorem taxing power. Generally, general obligation bonds payable from ad valorem taxes may be issued to finance capital projects authorized by law only if the issuance of such bonds is approved by the qualified electors.

         Revenue bonds are obligations of a unit of government payable solely from the revenues of a particular enterprise, such as a water and sewer system, or from the revenues derived from a particular facility or user, or from non-ad valorem revenues, such as the sales tax, or from other special funds authorized to be pledged as additional security. Revenue bonds may also be payable from non-specific revenues budgeted each year by the issuer. Unlike general obligation bonds, revenue bonds do not constitute a debt of the issuing unit or a pledge of its faith and credit, and they are not backed by the issuer's taxing power.

         The Florida courts have validated debt obligations commonly referred to as certificates of participation or "COPS." In a typical COPS transaction, the issuer leases either real or personal property from a special purpose corporation. The special purpose corporation assigns its rights to the lease payments to a corporate trustee who in turn issues certificates evidencing an undivided proportionate interest of the owners of such certificates to receive the lease payments. Although ad valorem taxes can be used to make the lease payments, the Florida Supreme Court has held that a referendum is not required because the obligation to make lease payments is an annual obligation subject to renewal each year. If the issuing body elects not to renew its lease for the next succeeding year and therefore fails to appropriate the necessary moneys to make lease payments, the holders of the COPS would be limited to the remedies available under the lease. At least one Florida court has upheld the right of a governmental unit to not exercise the annual renewal option of its lease.

         In Florida, the Division of Bond Finance has authority over the issuance of State bonds pledging the full faith and credit of the State and the issuance of revenue bonds payable solely from funds derived from sources other than State tax revenues or rents or fees paid from State tax revenues.

         Pursuant to the Florida Constitution, moneys sufficient to pay debt service on State bonds must be appropriated as the same become due. Furthermore, to the extent necessary, all State tax revenues, other than trust funds, must be available for such appropriation purposes.

         At the November 1994 general election, voters in the State approved an amendment to the Florida Constitution limiting the amount of taxes, fees, licenses and charges imposed by the State and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State Legislature.

         The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed fifty percent of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust.

         Generally, state bonds pledging the full faith and credit of the State, except certain refunding bonds, generally may be issued only to finance or refinance the cost of State fixed capital outlay projects subject to approval by a vote of the electors.

         Revenue bonds may be issued by the State of Florida or its agencies without voter approval only to finance or refinance the cost of state capital projects payable solely from funds derived from sources other than state tax revenues or rents or fees paid from state tax revenues.

         Generally, the Florida Constitution and Florida Statutes require that the budget of the State and that of the units of local government in the State be kept in balance from currently available revenues during each fiscal year. If revenues collected during a fiscal year are less than anticipated, expenditures must be reduced in order to comply with the balanced budget requirement.

         Florida Statutes provide for a statewide maximum bond interest rate which is flexible with the bond market and from which are exempted bonds rated in one of the three highest ratings by nationally recognized rating services. Nevertheless, upon request of a governmental unit, the State Board of

Administration may authorize a rate of interest in excess of the maximum rate, provided relevant financial data and information relating to the sale of the bonds is submitted to the State Board.

         The Florida Sunshine Law, among other things, precludes public officials from meeting with respect to the issuance of bonds other than at duly noticed public meetings of the governmental entity. These provisions apply to all meetings of any board or commission of any State agency or authority, or of any county, municipal corporation, or political subdivision. No resolution, rule, or formal action is considered binding except as taken at such duly noticed public meetings.

         Georgia. Ideally located in the southeastern section of the United States, the State of Georgia ("Georgia") has experienced solid and sustained growth over the last several decades. This growth was reflected in the latest population census, which identified Georgia as the country's tenth largest state (and the fourth fastest growing), with a total population of approximately 7.5 million people.

         Georgia's economy is well-diversified, with private sector employment almost equally spread between manufacturing, services, and wholesale and retail sales. This diversity has allowed Georgia to experience almost continuous economic growth over the last several decades. During the last decade alone, Georgia added almost 2000 jobs per week.

         This diversity has also allowed Georgia to experience unemployment rates significantly below the national average. In spite of the recent slowing of the economy in Georgia (and throughout the country), unemployment has only risen from a low of 3.0% in December 2000 to 3.5% as of May 2001.

         Another contributing factor to Georgia's economic success is its location, which affords its residents and businesses easy access to commercial centers throughout the world. For ground transportation, the capital city of Atlanta is one of the few major US cities with 3 major interstate highways, placing Georgia manufacturers and distributors within 2 truckload days of 82% of the US industrial market. With respect to air travel, Atlanta's Hartsfield Airport is the world's busiest, with 80% of the nation's population within a 2 hour flight. Finally, with respect to water travel, Georgia has three significant ocean ports (Savannah, Brunswick and Bainbridge) which handled 12.1 million tons of cargo in 2000.

         These factors have all contributed to allow Georgia to have a significant impact on the international economy. This impact has been recognized by the 13 international banks with offices in the state as well as the 44 countries which have consular, trade, or chamber of commerce offices in Atlanta.

          The state government of Georgia and its elected officials have historically adopted a very conservative fiscal approach. This approach has resulted in the state having one of the lowest debt levels, per capita, in the United States.

         General obligation bonds are typically issued by the state pursuant to
Article VII, Section IV of the Constitution of the State of Georgia (the "Georgia Constitution"), which provides that such bonds are the direct and general obligations of the state. The operative language is set forth in Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides:

         "The full faith, credit and taxing power of the state are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). . ."

         The Georgia Constitution further obligates the Georgia General Assembly to "raise by taxation and appropriate each fiscal year ... such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt." The Georgia Constitution also establishes a special trust fund (the "State of Georgia General Obligation Debt Sinking Fund") which is used for the payment of debt service requirements on all general obligation debt.

         The Georgia Constitution also establishes certain limitations upon the quantity of debt which the state can incur. In particular, Article VII, Section IV, Paragraph II(b) of the Georgia Constitution provides that, except in certain emergency situations (i.e., in times of war or to cover a temporary budget shortfall) the state may not incur additional debt if, in that fiscal year or any subsequent year, the cumulative annual debt service for both general obligation debt and guaranteed revenue debt (including the proposed debt) will exceed 10% of the total revenue receipts, less refunds, for the prior fiscal year. The Georgia

Constitution prevents state departments and agencies from circumventing these debt limitation provisions by prohibiting them from executing contracts which may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

         As mentioned above, the state may incur "public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred." (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) However, since this provision was enacted, the state has never had to exercise this power.

         Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution. (See Article VII, Section VI, Paragraph VI of the Georgia Constitution).

         The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the state budget which is considered, amended, and approved by the Georgia General Assembly.

         To protect the state in the event of an unexpected or uncontrolled decline in state revenues, and reflective of its conservative fiscal approach, in 1976 the Georgia General Assembly established the Revenue Shortfall Reserve. This reserve is funded by surplus revenue collections. As of June 30, 2000 the reserve had a balance of $551,277,500, which represented a 45% increase over the prior year balance.

         Net tax revenue collections for the fiscal year ending on June 30, 2000 were $13,041,656,956, which represented a 8.1% increase over fiscal year 1999 collections. Primary sources of these funds included:



                  Source                                    Amount
         Personal Income Tax                         $ 6,364,427,844
         Sales and Use Tax                           $ 4,806,931,893
         Corporate Income Tax                        $   667,320,938
         Motor Vehicle Fees and Fuel Taxes           $   674,192,603
         Liquor and Tobacco Taxes                    $   227,726,645
         Estate Taxes                                $   148,254,987
         Miscellaneous                               $    88,124,378


         In addition , Georgia received $683,827,000 in revenue from the Georgia Lottery Corporation in fiscal year 2000; all lottery revenues are earmarked for educational expenditures.

         As reported by the Attorney General's Office (in a April 24, 2001 letter to the State Auditor) in accordance with and limited by the ABA Statement of Policy Regarding Lawyers' Responses to Auditors' Request for Information (December 1975), certain claims have been asserted against the State or its departments or agencies:

         Age International, Inc. v. State of Georgia, Fulton Superior Court Civil Action Nos. E-3793 & E-25073. These two cases were suits for refund seeking approximately $153,000,000, plus additional interest, for liquor taxes allegedly paid by out-of-state distillers. Plaintiffs challenged the constitutionality of Georgia's import tax on liquor, see Ga L. 1985, p. 665 (O.C.G.A.ss.3-4-60), on Commerce Clause and related grounds. In 1998, the trial court granted the State's motions for summary judgement. On June 30, 2000, the subsequent appeal was dismissed by the Georgia Supreme Court, and Plaintiff's petition for certiorari was denied by the U.S. Supreme Court on December 4, 2000. On January 30, 2001, the Superior Court issued an Order of Remittitur rendering final judgment in favor of the State, concluding the cases in their entirety.

         Atlanta Coast Mechanical v. R.W. Allen-Beers, J.V. v. Board of Regents and Bovis Constr. Corp., Fulton Superior Court Civil Action No. 1999CV05670; Metro Waterproofing, Inc. v. R.W. Allen-Beers, J.V. v. Board of Regents and Bovis Construction Corp., Fulton Superior Court Civil Action No.99CV09227; DACA, Inc. v. R.W. Allen-Beers v. Board of Regents and Bovis Corp., Fulton State Court Civil Action No. 99VS0155601-J; Cleveland Construction, Inc. v. R.W. Allen Beers, J.V. v. Board of Regents and Bovis Constr. Corp., Fulton Superior Court Civil Action No. 1999CV15357. The Children's Medical Center project in Augusta has generated approximately $15 million in delay, equitable adjustment, and design claims from 30 subcontractors and the construction manager, R.W. Allen-Beers J.V. The total project costs are $55 million, with construction management services on the project being provided by Bovis Construction as the program manager. Several subcontractors have filed lawsuits against Beers and the surety. Beers has filed corresponding third-party complaints against the Board of Regents and Bovis. Bovis, as the program manager, has been working through the contract dispute resolution process with all parties to resolve the claims. The first lawsuit is by Atlanta Coast Mechanical (HVAC) for $7 million, with a Beers claim of $5 million. The second lawsuit is by Metro Waterproofing (roofing) for $114,000. In the third lawsuit, DACA has claimed $1.1 million in damages. The fourth lawsuit by Cleveland Construction involves drywall and wall coverings. As of April 1, 2001, the State has reached settlement on the Metro Waterproofing and DACA claims, in the approximate respective settlement amounts of $22,000 and $625,000, and has successfully negotiated a settlement with two other subcontractors before suit was filed, paying approximately $1,000,000 in settlement of their claims. Settlement discussions are underway with Cleveland Construction. The State expects to reach a favorable settlement with all subcontractors. For the disputes with R.W. Allen-Beers, the State has filed fourth party complaints against the architect, Stanley Berman & Sears.

         DeKalb County et al. v. State, et al., Fulton Superior Court Civil Action No. E-67520 (filed March 13, 1998). This suit, against the State of Georgia, the Department of Revenue, the Governor (in his official capacity), and the Commissioner of the Department of Revenue (in his personal and official capacities), alleges improper collection and distribution by the State and its agencies of the Homestead Option Sales and Use Tax, a local option sales tax in effect in DeKalb County since July, 1997. DeKalb's complaint, as amended, sought an accounting, mandamus, injunctive relief, declaratory judgment, unjust enrichment, bailment, inverse condemnation, and a determination that O.C.G.A. ss.48-8-67 ( a law enacted during the pendency of the lawsuit) was unconstitutional and sought damages of approximately $30 million. DeKalb's action was dismissed by the trial court, and this dismissal was affirmed in part and reversed in part by the Supreme Court of Georgia in an order dated February 22, 1999. The Supreme Court's decision remands to the trial court the question of whether the Department of Revenue made reasonable efforts to identify county tax proceeds that have been determined by the Department as unidentifiable to any county, and, if so, to account to DeKalb County. The resolution of this case is anticipated by the beginning of April, 2001.

         DeKalb Medical Center, et al. v. Russell Toal, et al., Fulton Superior Court Civil Action No. E67324 (filed February 26, 1998). A number of Georgia Medicaid provider hospitals filed suit on grounds of breach of contract and unconstitutional takings for additional Medicaid reimbursement for state fiscal year 1997. The complaint seeks over $7 million dollars from the State of Georgia and the Department Community Health. The trial court ruled in favor of the State with respect to the unconstitutional takings claim but ruled against the State on the breach of contract claim, holding that the Department of Community Health had violated the federal statute commonly known as the "Boren Amendment." The Georgia Court of Appeals affirmed the trial court's decision. A petition for certiorari filed by the State is now pending before the Georgia Supreme Court. A decision of the Georgia Supreme Court adverse to the State could result in a loss as large as $13 million.

         Ellis-Don Construction, Inc. v. GSFIC, Fulton Superior Court Civil Action No. 2000CV18524. The UGA Biocontainment Research Center in Athens (now called the Animal Health Research Center) has generated a $8.2 million delay, equitable adjustment, and design claim from the contractor, Ellis-Don. The State has negotiated a withdrawal by Ellis-Don as the general contractor, with all parties reserving their respective rights. The Georgia State Financing and Investment Commission ("GSFIC") will obtain replacement contractors to complete the building and correct the deficiencies and is hiring a building commissioning agent and a litigation resident engineer inspector to monitor the compliance work. GSFIC and the Board of Regents of the University System of Georgia have significant counterclaims against Ellis-

Don. The parties are now completing the discovery phase and are looking toward a court-approved mediation. The State has filed a third party complaint against the architect, Rosser International, who has filed a fourth party complaint against the engineer, Newcomb and Boyd.

         General Motors Acceptance Corp. v. Jackson, Fulton Superior Court Civil Action No. 1999CV06252 ("GMAC") (complaint filed March 16, 1999); Bank of America, N.A., as successor by merger to NationsBank, N.A. v. Jackson, Fulton Superior Court Civil Action No. 1999CV10366 (complaint filed on June 21, 1999); Chrysler Financial Co. LLC v. Jackson, Fulton Superior Court Civil Action No. 1999CV10369 (complaint filed on June 21, 1999); SunTrust Bank, Atlanta, et al.
v. Jackson, Fulton Superior Court Civil Action No. 1999CV10385 (complaint filed on June 22, 1999); First Union Nat'l Bank v. Jackson, Fulton Superior Court Civil Action No. 1999CV12508 (complaint filed on August 12, 1999). These suits by financial institutions seek refunds of sales taxes, based upon alleged bad debts on installment sales contracts purchased from Georgia motor vehicle dealers, in the approximate respective amounts of $300,000; $2,500,000; $2,000,000; $1,400,000; and $459,000. The total amount of these and all similar, pending administrative claims for refund (for the years 1991-2000) is approximately $46,000,000. The four cases filed after GMAC have been temporarily stayed pending the outcome of GMAC. On cross-motions for summary judgment in GMAC, the Superior Court ruled in favor of the Defendant State Revenue Commissioner. On appeal, the Georgia Court of Appeals affirmed. GMAC's petition for certiorari is pending in the Georgia Supreme Court. The State has defended against the asserted claims and liability at each stage of the litigation, on both a factual and a legal basis, and will continue to do so. If the trial court's decision were to be reversed and judgment ultimately to be entered against the State, the estimated maximum potential loss to the State with regards to all of the pending claims for refund presently appears to be the principal amount of those claims, i.e. approximately $46,000,000, less possible deletions after audit or based upon secondary defenses, plus claimed interest (potentially at the rate of 1% per month).

         James Andrew Coleman v. United States of America, et al., Federal District Court for the District of Columbia Case No. 1:98cv02559. This Civil Action was filed against the United States, the "Executive Branch federal defendant," William Jefferson Clinton, the State of Georgia, the State of Mississippi, and the State of South Carolina. As of October 14, 1999, the State of Georgia has not been legally served. The suit alleges that the United States government's failure to enforce the purported terms of surrender ending the Civil War have resulted in the inclusion in the Georgia state flag of a Confederate battle flag, allegedly in violation of those terms of surrender. The suit claims that said failure of enforcement violates various federal constitutional and statutory provisions. The suit prays for relief in the form of $40 billion in compensatory damages and 40 billion in punitive damages against each named defendant. If the State of Georgia ever becomes a proper party to the suit through legal service of process, the State intends to defend vigorously. The State believes it has good and valid defenses, including but not limited to Eleventh Amendment immunity.

         The above-referenced information is based on available public documents and oral representations made by and information received from officials at the state Attorney General's Office, Georgia Department of Revenue, and participants in the pending cases.

         Kansas. Kansas is a large but sparsely populated state in the central plains region of the United States. Kansas' approximately 2.6 million people are increasingly concentrated in several urban centers that are located in the northeast and south central regions of the state. Kansas' economy is primarily based on manufacturing, wholesale and retail trade, finance, construction and agriculture. Kansas is a major producer of livestock and grain. Stability in durable goods manufacturing, and in the service, construction and trade industries, has sustained steady economic growth in Kansas for the past several years. Slower growth in nonfarm jobs and personal income is forecast for Kansas through the year 2001.

         The University of Kansas, Policy Research Institute summarized its forecast for the Kansas economy through the year 2001 in "The Kansas Economy" in the Kansas Economic Outlook, Vol. 5, No. 1 (www.ku.edu/pri/ksdata/keo/keo.htm) as follows (references to tables of data have been deleted):

         The Kansas Economy(1)

         The Kansas economy began showing signs of slower growth in 1999, following a strong performance during the 1996 through 1998 period. Although job growth fell significantly in 1999, growth in the number of Kansans employed continued to be strong, suggesting that fewer Kansans were resorting to multiple part-time jobs than in earlier years. Some highlights of the 2001 forecast . . . are:

             o   The unemployment rate will increase from 3.4 percent in 2000 to
                 3.7 percent in 2001, as employment growth fails to match the growth of the labor force for the second straight year.

             o Job growth (nonfarm wage and salary employment) will continue to be less than 2 percent in 2001, exceeding 1999's anomalous
                 1.1 percent increase, but failing to return to the greater than 3 percent rates of 1997 and 1998.

             o Personal income will grow 4.8 percent in 2001 compared to 5.4 percent in 2000, partly driven by slower wage and salary growth.

         Some prominent features of the quarterly sectoral job forecasts that . . . are:

             o There were modest job increases in the mining sector in 2000, induced by higher world energy prices. Similar modest job increases are expected for 2001. The strong job growth in the construction industry during 2000 will soften somewhat; in spite of lower interest rates, slower economic growth will reduce demand for new construction.

             o Jobs in durable goods manufacturing have leveled off since the beginning of 1999, and even showed moderate declines during the last quarter of 1999 and the first quarter of 2000. The level of jobs in durable goods manufacturing is expected to remain nearly steady throughout 2001. The number of jobs in nondurable goods manufacturing has also leveled out, with only small increases expected during 2001.

             o The strong job growth in the transportation and utilities sector during 1999 moderated during 2000 and is expected to be even more modest in 2001, although still slightly above the state's overall rate of job growth for the year.

             o The retail trade sector, which added jobs at a faster rate in 2000 than in 1999, will continue to grow at a moderate rate in 2001, exhibiting its strongest performance during the last half of the year. The wholesale trade sector will experience nearly flat job performance, following modest job additions in 2000.

             o The finance, insurance, and real estate sector will continue to grow at the moderate pace that it has displayed during the last two years.

             o Job growth in the services sector should pick up slightly in 2001, following two years of below average growth. Employment growth in the sector will still be below the rates experienced during the first two thirds of the 1990s.

             o State and local government job growth will continue in the 1 1/2 to 2 percent range in 2001; federal government employment will decline due to the lost of Census employees.



         . . . [J]obs in durable goods manufacturing declined about one percent a year in 1999 and 2000, following robust average growth of 6 percent a year in 1997 and 1998. . . . [T]he
         main reason for both the earlier robust growth and the more recent malaise is the 1997-1998 buildup in employment in the transportation equipment sector, and then its subsequent leveling off. The performance of the machinery, including electrical machinery, sector also contributed to the overall behavior of the durable goods manufacturing sector during the period.

         Jobs in non-durable goods manufacturing grew modestly in 1998 and 1999, but leveled off in 2000 and are expected to remain essentially flat in 2001. Continued weakness in the printing and publishing sector, along with modest growth in food and kindred products, are the main explanations.

         The transportation and utilities sector, which includes communications . . ., added jobs at a somewhat faster rate than the state as a whole during 1999 and 2000, and is expected to slightly outperform the state again in 2001. Both trucking and warehousing, and communications (which is included in the "other" category), are expected to be leading forces in the sector in 2001.

         . . . [J]ob growth in the retail trade sector will continue near the moderate pace that it set in 2000. Stores selling general merchandise will add jobs faster than other areas of retail trade, as they have done for the last 4 years.

         Jobs in finance, insurance and real estate . . . will grow 1.0 percent in 2001, following 1.3 percent growth in 2000. Banking should see small employment increases in 2001, while insurance employment should decline slightly, as it did in 1999 and 2000.

         In 1999 and 2000, the average rate of job growth in the services sector was only about half of what it was in 1997 and 1998 . . .. Although the forecast shows a modest increase in the growth rate for 2001, it will still be well below the increases seen during 1997-1998.

         . . . Although nominal personal income is expected to grow more slowly in 2001 than in 2000, it will still increase nearly 5 percent. Adjusted for inflation, real personal income will also grow more slowly in 2001 that in 2000, averaging 2.0 percent compared to 2.9 percent in the earlier year.

         Maryland. The Adviser believes that the information summarized below describes some of the more significant matters relating to the Nations Maryland Intermediate Municipal Bond Fund and Nations Maryland Municipal Bond Fund. The sources of the information are the official statements of issuers located in Maryland, other publicly available documents, and oral statements from various state agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from state agencies. Estimates and projections presented herein are based upon assumptions which could be affected by many factors and there can be no assurance that such estimates and projections will prove to be accurate.

         Overview

         Services, wholesale and retail trade, government, and manufacturing (primarily printing and publishing, food and related products, instruments and similar products, industrial machinery, electronic equipment and chemical and allied products) are the primary fields of employment in Maryland. Total employment in Maryland increased by 9.5% between 1991 and 2000. The State's unemployment rate was 3.9% in 2000, compared to a national rate of 4% for the same period.

         Personal income in Maryland has grown at an average annual rate of 5% since 1990, slightly slower than the nationwide 5.5% over the same period. Per capita income in 2000 was $33,872 in Maryland, compared to the national average of $29,676. For each of the past 10 years, per capita personal income in Maryland has ranked as the fifth highest in the United States.

         In 2000 the State posted taxable retail sales of $62 billion, which was an increase of over $24 billion, or 63.5%, from 1990. Sales accelerated strongly in 1999 and 2000, apparently as a result of high levels of consumer confidence generated by the lengthy success of the U.S. stock markets. It is impossible to predict the levels of taxable retail sales going forward.

         Budget

         The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland ended fiscal year 2000 with a $936.2 million general fund balance on a budgetary basis, of which $784.5 million was designated to fund fiscal-year 2001 operations. The State estimates that the general fund balance on a budgetary basis will be approximately $385 million at June 30, 2001 and approximately $37.7 million at June 30, 2002.

         On April 4, 2000 the General Assembly, which is the legislative branch of the State government, approved the budget for fiscal year 2001. The budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarially recommended contributions for the State's seven retirement systems; (iii) funds dedicated to the debt service on the State's general obligation bonds in an amount sufficient to avoid an increase in the State's property tax; (iv) $596.3 million for capital projects (other than transportation projects), including $172 million for public school construction; (v) $3.1 billion in aid to local governments from general funds; and (vi) net general fund deficiency appropriations of $73.3 million for fiscal 2000, including $25.3 million to the State Reserve Fund.

         On April 3, 2001, the General Assembly approved the budget for fiscal year 2002. The 2002 budget includes, among other things: (i) sufficient funds to meet all specific statutory funding requirements; (ii) sufficient funds to meet the actuarially recommended contributions for the State's seven retirement systems; (iii) funds dedicated to the debt service on the State's general obligation bonds in an amount sufficient to avoid an increase in the State's property tax; (iv) $643.9 million for capital projects (other than transportation projections) including $134 million for public school construction; (v) $3.3 billion in aid to local governments from general funds; and (vi) net general fund deficiency appropriations of $124.9 million for fiscal 2001, including $57.2 million for medical and foster care programs, $30.2 million to the State Reserve Fund and $10.3 million in aid to local governments.

         In 1999 the General Assembly created the Cigarette Restitution Fund, which will administer all funds received by the State in connection with the tobacco settlement. At least 50% of such appropriations must be used for various public health and planning initiatives related to tobacco. The remaining 50% can be appropriated for any public purpose. The fiscal year 2001 budget provides special fund appropriations authorized from the Cigarette Restitution Fund, including $52.9 million for education and $124.6 million for Medicaid managed care.

         Authorization of Indebtedness

         Neither the Constitution nor general laws of Maryland impose any general limit on the amount of debt the State can incur. However, Maryland's Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. The General Assembly authorizes a particular loan for a particular project or purpose. Beginning with its 1990 session, the General Assembly has annually enacted a Maryland Consolidated Capital Bond Loan, or "capital bond bill," that within a single enabling act authorizes various capital programs administered by State agencies and other projects for local governments or private institutions. Maryland had $4.6 billion of State tax-supported debt outstanding, and $961.1 million of authorized but unissued debt, at March 31, 2001.

         The public indebtedness of the State of Maryland and its agencies can be generally divided into the following categories:

             o The State issues general obligation bonds for capital improvements and for various projects including local-government initiatives and grants to private, nonprofit, cultural or educational institutions. The State's real property tax is pledged exclusively to the repayment of these bonds.

                 At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due.

             o The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Holders of these bonds are not entitled to look to any other sources of payment.

             o The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums and conference centers payable primarily from lease rentals, and sports lottery and other revenues.

             o Certain other State units, such as Maryland's university systems, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the state will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of such borrowers.

             o The State and certain of its agencies also enter into a variety of conditional purchase, sale-leaseback and similar transactions to finance the acquisition of facilities and equipment. These lease agreements specify that payments are subject to annual appropriation by the General Assembly. In the event that appropriations are not made, the State can not be held contractually liable for the payments. These transactions are subject to approval by the Board of Public Works, which is responsible for supervising most expenditures of State funds and is made up of the Governor, Comptroller and Treasurer of Maryland.

         Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past 20 years has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

         The State can also look to its Reserve Fund to provide financial support in periods of economic downturn or for other contingencies. The State Reserve Fund held $697.8 million at June 30, 2000; however, there can be no assurance that this amount will be sufficient to maintain current spending levels during periods of economic difficulty.

         For tax purposes, real property in Maryland is valued at market value but the assessment is made only as to a percentage of that value. This had been set at 40%, but revenue-neutral legislation enacted in 2000 requires that from 2002 real property must be taxed on its full cash value, with tax rates reduced by 60%. In addition, the General Assembly has restructured the taxation of the electric and natural-gas industries in Maryland in connection with the deregulation of these industries. Although these measures were designed to prevent broad changes in the effective tax yield, there can be no assurance that such matters will not adversely affect Maryland's financial planning.

         Local Governments

         Maryland can be divided into 24 subdivisions, comprised of its 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, individual income taxes, transfer taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although Baltimore City and each the counties rated by Standard & Poor's has been rated "A" or above, some of the counties had to obtain additional insurance to achieve this rating on their debt.

         Many of Maryland's counties have established subsidiary agencies with bond issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services, and the Maryland-National Capital Park and Planning Commission, which administers a park system for these counties, both issue general obligation bonds. Many of the municipal corporations in Maryland have issued general obligation bonds. In addition, all Maryland municipalities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers.

         Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Nations Maryland Intermediate Municipal Bond Fund or Nations Maryland Municipal Bond Fund may be obligations of issuers other than the State of Maryland, such as those listed above. Although the State of Maryland regularly receives the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay the State on the underlying indebtedness. Other obligations are issued by industrial development authorities, housing authorities, and other issuers who lack a taxing power to repay these obligations. Certain debt may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could substantially impede repayment. In addition, these funds may include obligations issued by the government of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities; any such obligations will bear their own particular risks in addition to any general risks described herein.

         A slowdown in the service sector could have an adverse effect on the Maryland economy because such a large proportion of employment within the State is attributable to that sector. Another primary source of employment in Maryland is the government; the percentage of Maryland residents employed by the federal government is more than twice the national average. Economic factors affecting the State will also affect the counties and the City of Baltimore, as well as agencies and other private borrowers.

         North Carolina. The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30th. The North Carolina General Assembly attempts to adopt a budget for the following fiscal year by the end of the previous one and has successfully done so in 1999 and 2000.

         The State of North Carolina is the eleventh most populous state according to the 2000 Census. Its economy is a combination of manufacturing, agriculture, services and tourism. The State's seasonally adjusted unemployment rate in May 2001 was 5.2%. In recent years, the State has moved from an agricultural economy to a service and goods producing economy. The State leads the nation in the production of textiles, tobacco products and furniture. It is among the largest producers of pharmaceuticals, electronic and telecommunications equipment. The principal agricultural products are poultry, pork and tobacco. Charlotte is now the second largest financial center in the nation, based on the assets of banks headquartered there. The Research Triangle (Raleigh/Durham/Chapel Hill) boasts three major universities and is known internationally for its technology and pharmaceutical industries.

         The total General Fund appropriations for the 2000-2001 fiscal year is $14.050 billion. The ending fund balance for the State's General Fund at June 30, 1999 was $1.430 billion. The budget adopted by the North Carolina General Assembly for the fiscal year ending June 30, 2001 projects an ending General Fund balance of approximately $200.5 million. In November 2000, the State's voters approved the issuance of $3.1 billion in bonds to finance identified repairs and renovations to facilities at the University of North Carolina's sixteen campuses and the State's community colleges ($2.5 billion for the universities and $600 million for the community colleges). If approved and issued, these bonds would more than double the amount of the State's bonds outstanding.

         The State anticipates an overall budget shortfall approaching $853 million from the authorized 2000-2001 fiscal year budget. The State attributes this shortfall to four major factors. First, the State was required to refund approximately $123 million of income tax refunds in the 2000-01 budget year that should have been refunded in the prior year. The payment of these refunds ($21.8 million corporate and $101.0 million individual) creates a corresponding decrease in revenues in the 2000-2001 budget year. Second, the State has been required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance companies and involving the intangibles tax previously levied by the State. The payment of these refunds created a $18.3 million reduction in individual income taxes and a $45 million reduction in privilege taxes. Third, the State's share of the federal Medicaid program has generated expenses approximately $108 million greater than the budgeted appropriation for this purpose. Finally, decreased revenues attributable to a general slowdown of the national economy have resulted in a forecasted general revenue shortfall of approximately $697 million. The economic slowdown has particularly affected revenues from taxes associated with the State's manufacturing sector. Also, the general economic slowdown and its effects on the capital markets are expected to lead to decreases in taxes attributable to capital gains income. The slowdown has resulted in decreased forecasted revenues in several categories, including individual income taxes, corporate income taxes and sales taxes.

         In response to the budget shortfall, the Governor, as Director of the Budget, has taken a number of actions to assure the State will meet its constitutional requirement of a balanced budget. Particularly, the Governor has identified budgetary resources that would cover a budget shortfall of up to approximately $1 billion. These resources are comprised of a combination of reversions of unexpended appropriations, the diversion of other resources from their otherwise appropriated use and the identification and use of available reserves. The General Assembly in its consideration and adoption of the 2001-02 budget during the 2001 Regular Session has attempted to address this same shortfall by making a number of reductions in various agencies, changing the manner and frequency with which taxes are paid and considering a number of tax increases and the repeal of various tax credits. At the date hereof, the budget for 2001-02 had not been adopted by the General Assembly so the impact on taxes and spending were not known.

         On November 23, 1998, 46 states' Attorneys General and the major tobacco companies signed a proposed settlement ("Phase I") that reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years. The settlement was approved in North Carolina by a Consent Decree in December 1998. On March 16, 1999, the General Assembly enacted a law, pursuant to the Consent Decree, approving the establishment of a foundation to help communities in North Carolina hurt by the decline of tobacco. The foundation receives 50 percent of the settlement. A trust fund for tobacco farmers and quota holders and a second trust fund for health programs, both to be created by the General Assembly, each gets a quarter of the settlement. Phase I payments are made to the State and then allocated to the foundation and trusts, subject to legislative oversight.

         North Carolina is also one of 14 states that has entered into a major settlement agreement ("Phase II") with several cigarette manufacturers. Approximately $1.9 billion of settlement payments (under the National Tobacco Growers Settlement Trust phase of the settlement agreement) will be paid to North Carolina tobacco growers and allotment holders. Payments of this amount began in December 1999 and are expected to average $155 million per year over a 12-year period. These payments are made directly to a trust for distribution to growers and allotment holders and are not paid to the State or subject to direct legislative oversight.

         The following are cases pending or threatened in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. It is the opinion of the State's Treasurer that any such loss of revenue or expenditure would not materially adversely affect the State's ability to meet its financial obligations.

         Hoke County, et al. v. State of North Carolina and State Board of Education. On May 25, 1994, students and boards of education for five school districts filed suit requesting a declaration that the public education system of North Carolina violates the State constitution by failing to provide adequate or substantially equal education opportunities, and by denying due process of law. The defendants' motion to dismiss was denied. However, the North Carolina Supreme Court upheld the present funding system and remanded the case for trial on the claim for relief based on the conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. Five other systems intervened and now allege claims for relief on behalf of their students' right to a sound basic education on the basis of the high proportion of at risk students in their counties' systems. In the spring of 2000, a trial was held in Hoke County on the issues as they affect "low wealth" counties. On October 26, 2000, the trial court, as part of a three part ruling, concluded that at risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education. The ruling requires legislative action necessary to implement and fund pre-kindergarten programs. If not appealed, the ruling will require legislative action necessary to implement and fund pre-kindergarten programs. The cost of such programs is undetermined at this time but may exceed $100 million. The third part of the ruling was released by the trial court in 2001 and the judgment was appealed by the State. Subsequently, the trial judge vacated the third part of the ruling, bringing that part of the case back before him. The State then withdrew its appeal and will begin to prepare to comply with the first two parts of the ruling. A trial on the claim of a second plaintiff is expected to begin in mid-2001.

         N.C. School Boards Association, et. al. v. Harlan E. Boyles, State Treasurer, et. al. - Use of Administration Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina constitution must be paid to the schools. For the last fiscal year for which information was available to them, plaintiffs allege liability of approximately $84 million. Until this matter is resolved, any refunds and interest will continue to accrue. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on the outstanding claims.

         Faulkenbury v. Teachers' and State Employees' Retirement System, Peele
v. Teachers' and State Employees' Retirement System, and Woodard v. Local Governmental Employees' Retirement System Disability Retirement Benefits. Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights and violation of state constitutional and statutory rights. The Superior Court ruled in favor of plaintiffs. The Order was affirmed by the North Carolina Supreme Court in 1997. The case went back to the Superior Court for calculations of benefits and payment of retroactive benefits, along with determination of various remedial issues. As a result of the remedial proceedings, there have been two appeals to the appellate courts concerning calculation of the retroactive benefits, one of which has not been finally resolved. The plaintiffs previously submitted documentation to the court asserting that the cost in damages and higher prospective benefit payments to the plaintiffs and class members would amount to $407 million. Calculations and payments so far indicate that retroactive benefits will be significantly less than estimated, depending in part on the pending appeal. Payments have been made by the State of approximately $84 million. The remaining liability for retroactive benefits is estimated by the State not to exceed $30 million. All retroactive payments and future benefit payments are payable from the funds of the State's retirement systems.

         Southeast Compact Commission - Disposal of Low-level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997 the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. On July 10, 2000, the Compact filed a Motion For Leave to File Bill of Complaint and Bill of Complaint in the United States Supreme Court. The Motion seeks the Court's original jurisdiction to enforce sanctions imposed against North Carolina for the recovery of $89.9 million plus interest and attorneys fees. The State has opposed the motion.

         The Adviser believes that the information summarized above described some of the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund and North Carolina Municipal Bond Fund. The sources of the information are the official statements of the Department of State

Treasurer of North Carolina, other publicly available documents and oral statements from various State agencies and individuals. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

         South Carolina. The South Carolina Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board may reduce appropriations during the current fiscal year as necessary to prevent the deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

         The State Constitution limits annual increases in State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

         The State Constitution requires a General Reserve Fund that equals three percent of General Fund Revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund Revenue for the latest completed fiscal year.

         The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriation.

         After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must go back to the General Fund.

         The State operates on a fiscal year beginning July 1 and ending June
30. For the fiscal year ended June 30, 2000, the State had a budgetary surplus of $213 million and the Capital Reserve Fund and General Reserve Fund were fully funded at the combined 5% level. The South Carolina General Assembly passed the Fiscal Year 2000-2001 Appropriations Act that enacted a balanced budget where most of the new revenue was allocated to education.

         Positive economic growth in South Carolina has been driven, in part, by gains in tourism, business services and international trade. In 2000, the State announced $6.134 billion in new and expanded economic development projects which added approximately 35,100 new jobs.

         In 2000, employment increased one and eighty-six hundredths percent (1.86%) while the rate of employment growth in the United States was two and two-tenths percent (2.2%). The unemployment rate for South Carolina in 2000 was three and nine-tenths percent (3.9%), while the unemployment rate in the United States was four percent (4.0%).

         A lawsuit, Glen E. Kennedy, et al vs. the South Carolina Retirement System and South Carolina Budget and Control Board, was filed against the South Carolina Retirement Systems (Systems) by a group of retired participants in the Systems which challenges the Systems' treatment of annual leave calculation of participants' retirement payments. The Circuit Court determined that the State has been providing retirement benefits to its members in accordance with the law. The Circuit Court decision was appealed to the State Supreme Court and, in May 2000, the Supreme Court reversed the Circuit Court and ruled in favor of the plaintiffs. The State has filed a Petition for Rehearing with the Supreme Court which was granted. On Rehearing, the State Supreme Court reversed its prior decision and ruled in favor of the State. The plaintiffs have asked for an extension of time which to file a Petition for Rehearing. The State cannot predict whether the plaintiffs will file a Petition for Rehearing and, if filed, whether the State Supreme

Court will grant such Petition. If such Petition is granted, and a Rehearing held, the State cannot predict the ultimate decision of the State Supreme Court. Should the plaintiffs ultimately prevail, the current actuarial liability of the Systems for this new benefit is estimated to be in excess of one billion dollars. In addition, the funding for this increase will have to be provided.

         Two class action lawsuits brought in the State Court relating to the taxation of retirement benefits are pending against the State. One challenges the taxation of federal retirees' income (Federal Retirees Case), and the other challenges a State statute imposing income taxes upon benefits paid to retired state employees (State Retirees Case) by the South Carolina Retirement Systems.

         In the Federal Retirees Case, the State filed a motion to dismiss, which was granted by the Circuit Court. The plaintiffs appealed the Circuit Court's decision to the State Supreme Court, which reversed the Circuit Court's decision and remanded the case to the Circuit Court to determine the constitutionality of a State statute. The Federal Retirees Case is presently pending in the State Circuit Court.

         In the State Retirees Case, the State filed a motion to dismiss, which was granted in part and denied in part by the Circuit Court. The Circuit Court's decision was appealed to the State Supreme Court which reversed and vacated the Circuit Court's decision, stating that the State Retirees should have first filed their claim with the State Department of Revenue as an administrative matter. The State Retirees Case is presently pending before the State Department of Revenue.

         While the State is uncertain as to the ultimate outcome of any of the above-described lawsuits, it is vigorously defending its position in each case. In the event of unfavorable outcomes in the Federal Retirees Case and the State Retirees Case, the State's liability is not expected to exceed $475 million for retroactive relief with an estimated unfavorable impact on future year's revenues of an additional $47.5 million per year.

         The Adviser believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund and South Carolina Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The Adviser has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various state agencies.

         Tennessee. The Constitution of the State of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. The Constitution also forbids the authorization of any debt obligation, except as shall be repaid within the fiscal year of issuance, for current operation of any state service or program. Under Tennessee law, the term of the State's bonds cannot exceed the life of the projects being financed. Furthermore, the amount of debt obligations of the State of Tennessee cannot exceed the amount authorized by the Tennessee General Assembly. The procedure for funding State of Tennessee debt is provided by Chapter 9 of Title 9, Tennessee Code Annotated. The Funding Board of the State of Tennessee is the entity authorized to issue general obligation indebtedness of the State of Tennessee. Pursuant to Section 9-9-106, Tennessee Code Annotated, the Funding Board of the State of Tennessee has a lien on the taxes, fees and revenues from certain designated revenue sources for the full amount required to service the State's general obligation indebtedness. Certain other agencies and authorities in Tennessee issue obligations, payable solely from specific non-tax enterprise fund revenues and which are not debts or liabilities of the State of Tennessee nor is the full faith and credit pledged to the payment thereof.

         Under current state statutes, the State of Tennessee's general obligation bonded debt issuance's are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 2000, the State of Tennessee's annual legal debt service limit of $580.2 million was well above the debt service required of $138.5 million, with a legal debt service margin of $441.7 million. Debt per capita equaled $190.0, and the ratio of net general long-term bonded debt to assessed property valuation was 1.3 percent.

         The Constitution of the State of Tennessee requires a balanced budget. As required by law, the legislature enacted a balanced budget for fiscal year 2000-01. During the fiscal year 2000, Tennessee continued several programs that were designed to create a more effective, efficient and focused state government. The Administration initiated a program to monitor grant subrecipients to protect against fraud, made improvements to the State's internal accounting processing systems and continued other initiatives designed to improve the State's operation through technology advancements. The State worked to improve services provided to children including improving the availability of early testing to screen for diseases and to detect and provide counseling for behavioral abnormalities. The State worked to improve the accessibility of quality day care and generally focused on excellence in education by providing workshops for teachers and revising upward expectations for student performance. Finally, the State continued to maintain a climate for good high-paying jobs including beginning a new program called "Manufacturing for the New Millennium" that promotes high tech manufacturing jobs in Tennessee.

         The economic outlook for Tennessee remains generally favorable. The State's economic diversity has improved substantially over the last several years. Investments announced in new and expanding business exceeded one billion dollars in every year since 1983 and exceeded three billion in the last two years. This growth created 26,666 new jobs in Tennessee for the year ended June 2000. As of June 2000, the State's unemployment rate was 3.7% under the national average of 4.0%. Based on current projections, the State's overall growth is expected to exceed the national average into the next century according to the Comprehensive Annual Financial Report for the State of Tennessee for the year ended June 2000.

         Despite the economic growth, the State initially predicted an $800 million budget shortfall for the fiscal year 2002. The Administration considered a number of tax proposals, including a State income tax, that would have raised revenues for the State. Ultimately, for the fiscal year 2001, the Tennessee Legislature passed a balanced budget that did not make significant cuts in expenditures but forecast increased revenues based on one-time sources and has consecutive revenue projections. As a result, Standard & Poor's lowered the State of Tennessee's debt rating to AA-plus, and Moody's lowered it to Aa1. Fitch continues to rate the State AAA.

         Texas. The Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with only limited exceptions or except as specifically authorized. In addition, the Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds, since the Texas courts (like the courts of most states) have held that certain obligations do not create a "debt" within the meaning of the Constitution. The State and various State agencies have issued revenue bonds payable from the revenues produced by various facilities or from lease payments appropriated by the Legislature. Furthermore, obligations which are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the constitutional prohibition.

         Article III, Section 49-j of the Texas Constitution prohibits the Legislature from authorizing additional state debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000 or for a term of greater than five years, if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Self-supporting general obligation bonds, although backed by the full faith and credit of the State, are reasonably expected to be paid from other revenue sources and are not expected to create a general revenue draw. At the end of the State's fiscal year 2000, the State's debt service ratio was 2.03 percent compared to 2.2 percent the previous year.

         In June 1999, Moody's Investors Service raised the rating on the State of Texas general obligations to Aa1 from Aa2. This upgrade affects self-supporting and non-self-supporting general obligation debt issued by various state agencies. Additionally, the rating on lease revenue debt was upgraded to Aa2 from A1, affecting approximately $808 million in lease revenue obligations.

         In August 1999, Standard and Poor's Rating Services revised its outlook on Texas to stable from positive and affirmed its AA rating on the State's outstanding general obligation debt. Their rating on Texas' general obligation debt reflects, "a steadily growing and diversifying economy, solid long-term economic prospects, good trends of revenue growth supporting a balanced budget and a low tax-supported debt burden. The rating outlook is returned to stable from positive due to the expectation that, while revenues will continue to grow with the economy, financial reserves will be kept at modest levels."

         The State has long been identified with the oil and gas industry, but the Texas economy has diversified in recent years, particularly with the growth of the computer and electronics industries. Oil and gas related industries currently account for only 8.5 percent of the State's economy. Today high technology industries, which account for 8.9 percent of the Texas gross state product, comprise a larger segment of the Texas economy than oil and gas-related mining and manufacturing. Service-producing sectors (which include transportation and public utilities; finance, insurance and real estate; trade; services; and government) are the major sources of job growth in Texas. Service producing jobs now account for 81 percent of total nonfarm employment and 87 percent of employment growth over the past five years. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as a growing international market for export trade. Texas exports in 2000 exceeded $112 billion, which has more than doubled in real terms since 1990, and ranks the State a close second to California in foreign export trade. With leadership provided by a strong high-technology sector and the growth of exports, manufacturing job growth is expected to remain a significant part of Texas' economic future. The State Comptroller of Public Accounts has predicted that the overall Texas economy will slightly outpace national economic growth in the long term.

         The vast size of the State, together with cultural, climatic and geological differences within its borders, has produced great variations in the economics of the various parts of the State. The State generally can be divided into six geo-economic regions. The east region is a largely non-metropolitan region, in which the economy is dependent on agricultural activities and the production and processing of coal, petroleum and wood. The Dallas-Ft. Worth metroplex region is mostly metropolitan, with diversified manufacturing, financial and commercial sectors. The panhandle, Permian basin and Concho Valley regions are relatively sparsely populated areas of the State, with an economy drawing heavily from petroleum production and agriculture. The border region stretching from El Paso to Brownsville is characterized by its economic ties to Mexico, tourism and agriculture. The Gulf Coast region is the most populous region in the State and has an economy centered on energy services, petro-chemical industries and commercial activities resulting from agriculture and seaport trade. The economy of the central corridor is grounded in the public and private service sector, recreation/tourism and high-technology manufacturing and communications. Because the economic base is different from region to region, economic developments, such as the strength of the U.S. economy, international politics and export markets or changes in oil prices or defense spending, can be expected to affect the economy of each region differently.

         Over the past ten years, Texas added more jobs than any other state (2.46 million), accounting for more than one-ninth of the nation's total job growth. During the 1990s, the State ranked sixth in the rate of job growth, exceeded only by five western mountain states with comparatively small populations. Over the twelve months ending in February 2001, Texas gained over 275,000 jobs, ranking second among the states in the number of new jobs and fifth among the states in the rate of job growth. The State's unemployment rate has fallen every year since 1992. In 2001, the moving average unemployment rate has fallen below 4% percent for the first time since 1974. After averaging over 7.5% in 1992, the unemployment rate successively fell to about 3.7% percent in April, 2001, although the State expects that the unemployment rate will rise during the remainder of this year. Most new jobs created in the past year have been in the service sector with most of the growth in the health, business and miscellaneous services sectors. Much of this growth relates to "information technology" jobs, although companies in some segments of the business experienced layoffs in early 2001. The mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with better-than-average prospects for continued growth, such as knowledge-based manufacturing and services. Per capita personal income has since increased to approximately 94.1% of U.S. per capita income as of 1999.

         The State's general revenue fund provides an indication of the State's financial condition. In the fiscal year 1999, the general revenue fund accounted for most of the State's net revenue. Driven by Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State's number one source of income in fiscal year 2000. Sales tax, accounting for over 55% of total tax revenue, was second. Licenses, fees, fines and penalties are now the third largest source of revenue to the State, with motor fuels taxes and motor vehicle sales/rental taxes following as fourth largest and fifth largest, respectively. The remainder of the State's revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. State revenue also benefited from $1.1 billion in tobacco litigation settlement proceeds received from major U.S. tobacco companies. The State estimates that an additional $0.6 billion in proceeds is anticipated during the 2000-01 fiscal year. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation. For each of the fiscal years ended August 31, 1996, 1997, 1998, 1999, and 2000, the general revenue fund contained a cash surplus of approximately $2.271 billion, $2.685 billion, $3.330 billion, $4.337 billion and $3.843 billion, respectively.

         Virginia. Debt may be issued by or on behalf of the Commonwealth of Virginia in accordance with the provisions of Article X, Section 9 of the Virginia Constitution. Virginia counties, cities and towns may issue debt pursuant to the provisions of Article VII, Section 10 of the Virginia Constitution and the Public Finance Act of 1991 (Virginia Code Sections 15.2-2600 through 15.2-2663). In addition, certain types of debt, including private activity bonds may be issued by various special purpose authorities, including industrial development authorities created pursuant to the Industrial Development and Revenue Bond Act (Virginia Code Sections 15.2-4900 through 15.2-4920).

         Sections 9(a), (b) and (c) of Article X of the Virginia Constitution provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged. Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth and its localities may also enter into leases and contracts that are not "debt" for constitutional purposes, but are classified as long-term indebtedness on the issuer's financial statements.

         General obligation debt of the Commonwealth is authorized for various purposes, including to meet emergencies, to redeem previous debt obligations, and to pay the costs of certain capital projects. The Virginia Constitution imposes certain restrictions on the amount of general obligation debt that may be issued by the Commonwealth and, in some cases, such debt is subject to approval in a state-wide election.

         The restrictions applicable to general obligation debt of the Commonwealth, including limitations on the outstanding amount that may be issued by the Commonwealth do not apply to obligations issued by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged to the payment of such obligations. Various types of revenue bonds have been issued under Section 9(d) of Article X for which the Commonwealth's full faith and credit is not pledged. These bonds may be paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues or solely from revenues derived from revenue-producing undertakings. The Commonwealth has also incurred numerous obligations with respect to the leasing or installment purchase of buildings, equipment and personal property. These agreements are for various terms and typically contain a nonappropriation clause so that the continuation of any such lease or installment purchase agreement is subject to funding by the General Assembly.

         The Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund also invest in debt obligations issued by local governments. Local government in the Commonwealth is comprised of approximately 95 counties, 40 incorporated cities, and 168 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services such as water and sewer services, police and fire protection, and recreational facilities.

         Local governments are authorized to issue general obligation debt and debt secured by revenues of a revenue-producing undertaking under Article VII,
Section 10 of the Virginia Constitution. Generally, debt issued by a county pledging the full faith and credit of the county is subject to voter approval but is not limited as to outstanding amount. Debt pledging the full faith and credit of a town or city is generally subject to a limit on the outstanding amount of such debt equal to 10% of the assessed valuation of the real estate subject to taxation in the city or town. Revenue bonds payable from revenues derived from a revenue-producing undertaking and certain lease or installment sale obligations that are subject to appropriation each year by the governing body of the locality are not subject to such limit and are not subject to voter approval in counties.

         The primary sources of money available to localities to pay debt service on general obligation bonds are real and personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the "state aid intercept provision" provides a mechanism for applying appropriations to be made from the Commonwealth to any locality to any overdue debt service on general obligation bonds issued by such locality.

         Numerous obligations are also issued by industrial development authorities, redevelopment and housing authorities, water and sewer authorities and other issuers created and empowered to issue bonds by Virginia statute. These issuers typically issue bonds payable from the revenues derived from a particular undertaking and not secured by a pledge of the faith and credit of the Commonwealth or any county, city or town. Typically these issuers do not have taxing power.

         The General Fund of the Commonwealth derives its revenues primarily from five major taxes imposed by the Commonwealth: individual and fiduciary income, corporation income, state sales and use, public service corporations and premiums of insurance companies. In fiscal year 2000, the General Fund balance grew by $255.7 million, an increase of 16.0% over fiscal year 1999, as a result of greater than expected revenues. Tax revenues grew at a rate of 10.8%. Certain tax revenues experienced growth while others declined. Individual income tax revenue grew by 12.2% in fiscal year 2000. Growth also occurred in the form of a 34.6% increase in corporation income tax, a 6.6% increase in sales and use tax, and a 2.5% increase in premiums of insurance companies' tax. Public service corporations taxes declined by 6.9% in fiscal year 2000. Overall revenue grew by 11.2%, mainly in individual income tax revenues, and non-tax revenues grew by 23.7%. Overall expenditures grew at a rate of 9.8% compared to 14.3% in fiscal year 1999. Education expenditures grew by $207.8 million, or 5.6%, while individual and family service expenditures grew by $252,106, or 12.0%. In addition, general government expenditures increased by $218.0 million, or 36.8%. The resulting General Fund balance as of June 30, 2000 was $1,855.3 million.

         Of the June 30, 2000 balance, $678.0 million was reserved for the Revenue Stabilization Fund. This fund is segregated from the General Fund and can only be used for constitutionally authorized purposes. Virginia law directs that the fund be included as a component of the General Fund only for financial reporting purposes. In addition, $1,109.8 million was designated for appropriation or reappropriation in fiscal year 2001. This designated amount includes the fiscal year 2002 contribution of $171.0 million to the Revenue Stabilization Fund. Thus, in total, $849.0 million was reserved or designated within the June 30, 2000 General Fund balance for the Revenue Stabilization Fund.

         Historically, balances in the General Fund have decreased in some years, for example in 1995, as a result of an increase in transfers from the General Fund, and have increased at varying rates in other years, such as fiscal years 1997, 1998 and 1999.

         In 2000, the Commonwealth ranked 12th in population among the 50 states. The Commonwealth's 2000 population was approximately 7,078,515. According to the U.S. Department of Commerce, Bureau of Economic Analysis, the 1999 per capita income for the Commonwealth was $29,789. According to the U.S. Department of Labor, Bureau of Labor Statistics, the unemployment rate of 2.8% in 1999 compared to 4.2% nationally. Assessed value of locally taxed property exceeded $450 billion in 1999 according to the Virginia Department of Taxation.

         Effective November 23, 1998, the Commonwealth joined leading United States tobacco product manufacturers, 46 other states, the District of Columbia and five territories in the National Tobacco Settlement.

         On February 23, 1999, the Richmond Circuit Court entered the Consent Decree and Final Judgment allowing the Commonwealth to join in the Settlement. The Settlement became final in November 1999 when 80% of the settling states (in number and allocable share of the Settlement) approved the Settlement. The Settlement provides, among other things, that tobacco companies pay a total of $206 billion to the participating states by the year 2025. The Commonwealth's share of the total amount paid to states through 2025 would be approximately $4.1 billion. The exact dollar amount is contingent upon certain adjustments as set forth in the Settlement. Under the Settlement, the tobacco companies will make three types of payments. Tobacco companies will make five "initial payments" totaling approximately $13 billion over the six year period ending in January 2003. In addition, the tobacco companies will make "annual payments" beginning on April 15, 2000. The Commonwealth received its share of the first two initial payments in December 1999, and its share of the first annual payment in April 2000.

         During the 1999 General Assembly Session, legislation was adopted to create the Tobacco Indemnification and Community Revitalization Commission and Fund. Under the legislation, fifty percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the Tobacco Indemnification and Community Revitalization Fund (the "TICR Fund"). The Commission is to determine the appropriate recipients of moneys in the TICR Fund and distribute moneys in the TICR Fund to (i) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (ii) promote economic growth and development in tobacco dependent communities. The legislation also created the Virginia Tobacco Settlement Foundation and the Virginia Tobacco Settlement Fund (the "VTS Fund"). Ten percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the VTS Fund. The Foundation is to determine the appropriate recipients of moneys in the VTS Fund and distribute moneys in the VTS Fund to assist in financing efforts to restrict the use of tobacco products by minors. The 40% remaining unallocated Settlement payments were deposited to the General Fund in fiscal year 2000. The allocation and expenditures of the annual amounts received by the Commonwealth from the Settlement are subject to appropriation and disposition by the General Assembly.

         The General Assembly approves a biannual budget for the Commonwealth. The 2000-2002 Budget Bill presented about 3,642.1 million in operating increases from the general fund above fiscal year 2000 appropriation levels. Of this amount, $200.1 million was for deposit to the Revenue Stabilization Fund. The remainder provided for increases in K-12 education ($615.9 million), higher education ($185.3 million), transportation ($409.8) and public safety, economic development, health and human resources, natural resources, new Office of Technology and nonstate and cultural attractions. The 2000-2002 Budget Bill also included continuation of the four year phase out of the sales tax on foods for home consumption and $878.2 million for the next phase of the plan to eliminate the personal property tax on personal use vehicles valued up to $20,000. In addition to increases to operating funds, the 2000-2002 Budget Bill provided $199.8 million in pay-as-you-go funding for capital projects.

         The 2000 General Assembly Session ended March 10, 2000. The 2000-2002 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor returned it to the General Assembly with four item vetoes and eleven recommended amendments for action at its one-day reconvened session held on April 19, 2000. The General Assembly upheld all of the Governor's item vetoes and ten of the eleven recommended amendments were adopted.
         The Governor signed the 2000-2002 Budget Bill into law on May 19, 2000, and it went into effect on July 1, 2000 as Chapter 1073, 2000 Virginia Acts of Assembly ("2000 Appropriation Act").

         On December 20, 2000, the Governor presented to the General Assembly amendments to the 2000 Appropriation Act affecting the remainder of the 2000-2002 biennium (House Bill 1600/Senate Bill 800). The amendments reflect a downward revision in official revenue estimates. The Governor's proposed amendments to the 2000 Appropriation Act were considered by the 2001 Session of the General Assembly, which convened on January 10, 2001. However, the 2001 General Assembly adjourned on February 24, 2001 without adopting amendments to the 2000 Appropriation Act.

         On the evening of February 24, 2001, the Governor issued Executive Order 74 (2001) to allow him to fulfill his constitutional requirement to balance the budget. On March 12, 2001, the Governor announced administrative actions that balanced the budget. The Governor's plan identified a total of $506.0 million: $274.5 million from delaying some capital projects, $146.2 million in operating spending reductions by state agencies, and $85.3 million in other resources. The 2001 General Assembly reconvened on April 4, 2001 to consider bills vetoed or returned by the Governor with recommendations for their amendment but took no action to amend the 2000 Appropriation Act.

         On April 26, 2001, the General Assembly adopted a resolution (Senate Joint Resolution No. 1, amending House Joint Resolution No. 1) authorizing the General Assembly to consider legislation relating to the 2000 Appropriation Act during the 2001 Reapportionment Special Session summoned by the Governor on February 24, 2001. The resolution contained a sunset provision requiring that all action on any such legislation be completed by both houses no later than May 11, 2001. The 2000 Appropriation Act was not amended prior to that deadline.

         The sources of the information described above include the statutes and constitutional provisions referenced, to which reference is made for more detailed information, and official statements of the Commonwealth and other publicly available documents. Nations Funds have not independently verified any of the information contained in these official statements or documents.


--------
(1) The Kansas Economic Outlook is published quarterly by the Policy Research Institute. The Outlook presents historical data and a forecast for the state of Kansas generated by the Kansas Econometric Model (KEM). The Kansas Econometric Model is an ongoing project of the Policy Research Institute at The University of Kansas. For reference to the tables of data that have been deleted from the discussion set forth above, please see the full text of The "Kansas Economic Outlook" at www.ku.edu/pri/ksdata/keo/keo.htm.

                               NATIONS FUND, INC.

                            ONE BANK OF AMERICA PLAZA
                                   33rd Floor
                               Charlotte, NC 28255
                                 1-800-626-2275

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23. Exhibits

              All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 33-4038; 811-4614)

----------------------- --------------------------------------------------------
Exhibit Letter            Description
----------------------- --------------------------------------------------------
(a)                     Articles of Incorporation:

(a)(1) Articles of Incorporation dated December 9, 1983, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(2) Articles of Amendment dated March 10, 1986, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(3) Articles of Amendment dated July 31, 1986, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(4) Articles Supplementary dated July 31, 1986, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(5) Articles of Amendment dated October 4, 1989, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(6) Articles Supplementary dated November 30, 1989, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(7) Articles Supplementary dated March 26, 1991, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(8) Articles Supplementary dated April 15, 1992, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
----------------------- --------------------------------------------------------

----------------------- --------------------------------------------------------
Exhibit Letter            Description
----------------------- --------------------------------------------------------

(a)(9) Articles Supplementary dated September 22, 1992, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(10) Articles Supplementary dated February 18, 1993, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(11) Articles Supplementary dated July 9, 1993, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(12) Articles Supplementary dated March 19, 1994, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(13) Articles Supplementary dated December 21, 1994, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(14) Articles Supplementary dated March 20, 1996, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(15) Articles Supplementary dated November 4, 1996, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(16) Articles Supplementary dated February 5, 1997, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(17) Articles Supplementary dated May 1, 1998, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(18) Articles Supplementary dated October 7, 1998, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(a)(19) Articles Supplementary dated March 15, 2000, incorporated by reference to Post-Effective Amendment No. 48, filed January 11, 2001.

(a)(20)                 Articles of Transfer dated June 15, 2001, filed
                        herewith.
----------------------- --------------------------------------------------------
(b)                     Bylaws:

(b)(1) Amended and Restated Bylaws dated January 26, 1995, last amended February 22, 2001, filed herewith.
----------------------- --------------------------------------------------------
(c)                     Instruments Defining Rights of Securities Holders:
                        Not Applicable
----------------------- --------------------------------------------------------

----------------------- --------------------------------------------------------
Exhibit Letter            Description
----------------------- --------------------------------------------------------
(d)                     Investment Advisory Contracts:

(d)(1) Investment Advisory Agreement between Banc of America Advisors, LLC (formerly Banc of America Advisors, Inc. and NationsBanc Advisors, Inc.) ("BA Advisors") and Nations Fund, Inc. ("Registrant") dated January 1, 1996,
                        Schedule I dated June 8, 2001, filed herewith.

(d)(2) Sub-Advisory Agreement among BA Advisors, Banc of America Capital Management, LLC (formerly Banc of America Capital Management, Inc. and TradeStreet Investment Associates, Inc.) ("BACAP") and the Registrant dated January 1, 1996, Schedule I dated June 8, 2001, filed herewith.
----------------------- --------------------------------------------------------
(e)                     Underwriting Contract:

(e)(1) Distribution Agreement between the Registrant and Stephens Inc. ("Stephens") dated September 1, 1993,
                        Schedule I amended June 8, 2001, filed herewith.
----------------------- --------------------------------------------------------
(f)                     Bonus or Profit Sharing Contracts.

(f)(1) Deferred Compensation Plan dated January 26, 1995, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
----------------------- --------------------------------------------------------
(g)                     Custodian Agreement:

(g)(1) Amended and Restated Custody Agreement between the Registrant and The Bank of New York ("BNY") dated July 2, 2001, filed herewith.
----------------------- --------------------------------------------------------
(h)                     Other Material Contracts:

(h)(1) Co-Administration Agreement among the Registrant, Stephens and BA Advisors dated December 1, 1998,
                        Schedule I dated June 8, 2001, filed herewith.

(h)(2) Sub-Administration Agreement among the Registrant, BNY and BA Advisors dated December 1, 1998, Schedule I dated June 8, 2001, filed herewith.

(h)(3)                  Transfer Agency and Services Agreement between PFPC Inc.
                        (formerly First Data Investor Services Group, Inc.) ("PFPC") and the Nations Funds family dated June 1, 1995, Schedule G dated June 8, 2001, filed herewith.
----------------------- --------------------------------------------------------

----------------------- --------------------------------------------------------
Exhibit Letter            Description
----------------------- --------------------------------------------------------

(h)(4) Amendment to Transfer Agency and Services Agreement dated January 1, 1999, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(h)(5) Sub-Transfer Agency Agreement between PFPC and Bank of America, N.A. ("Bank of America") dated September 11, 1995, Schedule A dated June 8, 2001, filed herewith.

(h)(6) Amendment No. 1 to the Sub-Transfer Agency and Services Agreement dated January 3, 2000, incorporated by reference to Post-Effective Amendment No. 48, filed January 11, 2001.

(h)(7) Amendment No. 2 to the Sub-Transfer Agency and Services Agreement dated December 1, 2000, incorporated by reference to Post-Effective Amendment No. 48, filed January 11, 2001.

(h)(8) Shareholder Servicing Plan relating to Primary B Shares, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(h)(9) Shareholder Servicing Plan relating to Investor A Shares, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(h)(10) Amended and Restated Shareholder Servicing Plan relating to Investor B Shares of the Money Market Funds and Investor C Shares of the Non-Money Market Funds, Exhibit I amended June 8, 2001, filed herewith.

(h)(11) Shareholder Servicing Plan relating to Investor C Shares of the Money Market Funds and Investor B Shares of the Non-Money Market Funds, Exhibit I amended June 8, 2001, filed herewith.

(h)(12) Shareholder Servicing Plan relating to Marsico Shares, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(h)(13) Shareholder Servicing Plan relating to Daily Shares, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.

(h)(14) Amended and Restated Foreign Custody Manager Agreement between BNY and The Nations Funds family, dated July 2, 2001, filed herewith.
----------------------- --------------------------------------------------------

----------------------- --------------------------------------------------------
Exhibit Letter            Description
----------------------- --------------------------------------------------------

(h)(15) Cross Indemnification Agreement among Nations Fund Trust, Nations Reserves, Nations Master Investment Trust, Nations Funds Trust and the Registrant dated February 14, 2000, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
----------------------- --------------------------------------------------------
(i)                     Legal Opinion

(i)(1)                  Opinion and Consent of Counsel, filed herewith.
----------------------- --------------------------------------------------------
(j)                     Other Opinions

(j)(1)                  Consent of Independent Accountants --
                        PricewaterhouseCoopers, LLP, filed herewith.
----------------------- --------------------------------------------------------
(k)                     Omitted Financial Statements
                        Not Applicable
----------------------- --------------------------------------------------------
(l)                     Initial Capital Agreements:
                        Not Applicable
----------------------- --------------------------------------------------------
(m)                     Rule 12b-1 Plans:

(m)(1) Shareholder Administration Plan relating to Primary B Shares, Exhibit I amended June 8, 2001, filed herewith.

(m)(2) Shareholder Servicing and Distribution Plan relating to Investor A Shares, Exhibit A amended June 8, 2001, filed herewith.

(m)(3) Distribution Plan relating to Investor B Shares, Exhibit A amended June 8, 2001, filed herewith.

(m)(4) Distribution Plan relating to Investor B Shares of the Money Market Funds and Investor C Shares of the Non-Money Market Funds, Exhibit A amended June 8, 2001, filed herewith.

(m)(5) Distribution Plan relating to Daily Shares, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
----------------------- --------------------------------------------------------
(n)                     Financial Data Schedule:
                        Not Applicable
----------------------- --------------------------------------------------------

----------------------- --------------------------------------------------------
Exhibit Letter            Description
----------------------- --------------------------------------------------------

(o)                     Rule 18f-3 Plan:

(o)(1)                  Rule 18f-3 Multi-Class Plan amended June 8, 2001, filed
                        herewith.
----------------------- --------------------------------------------------------
(p)                     Codes of Ethics

(p)(1) Nations Funds Family Code of Ethics, incorporated by reference to Post-Effective Amendment No. 48, filed January 11, 2001.

(p)(2) BA Advisors Code of Ethics, incorporated by reference to Post-Effective Amendment No. 48, filed January 11, 2001.

(p)(3) BACAP Code of Ethics, incorporated by reference to Post-Effective Amendment No. 48, filed January 11, 2001.

(p)(4) Stephens Code of Ethics, incorporated by reference to Post-Effective Amendment No. 48, filed January 11, 2001.
----------------------- --------------------------------------------------------
(q)                     Powers of Attorney for Edmund L. Benson, Charles B.
                        Walker, A. Max Walker, Thomas S. Word, Jr., William H. Grigg, James Ermer, Thomas F. Keller, Carl E. Mundy, Jr., James B. Sommers and Cornelius J. Pings, incorporated by reference to Post-Effective Amendment No. 45, filed March 7, 2000.
----------------------- --------------------------------------------------------

ITEM 24. Persons Controlled by of Under Common Control with the Fund

         No person is controlled by or under common control with the Registrant.

ITEM 25. Indemnification

     Under the terms of the Maryland Corporation Law and the Registrant's Charter and Bylaws provides for the indemnification of the Registrant's directors, officers, employees and other agents. Indemnification of the Registrant's administrators, distributor, custodian and transfer agents is provided for, respectively, in the Registrant's:

         1.       Co-Administration Agreement with Stephens and BA Advisors;

         2.       Sub-Administration Agreement with BNY and BA Advisors;

         3.       Distribution Agreement with Stephens;

         4.       Custody Agreement with BNY;

         5.       Transfer Agency and Services Agreement with PFPC; and

         6. Sub-Transfer Agency and Services Agreement with PFPC and Bank of America.

         The Registrant has entered into a Cross Indemnification Agreement with Nations Fund Trust (the "Trust"), Nations Reserves ("Reserves"), Nations Master Investment Trust ("Master Trust") and Nations Funds Trust ("Funds Trust") dated February 14, 2000. The Trust, Reserves, Master Trust and/or Funds Trust will indemnify and hold harmless the Registrant against any losses, claims, damages or liabilities, to which the Registrant may become subject, under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act") or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any prospectuses, any preliminary prospectuses, the registration statements, any other prospectuses relating to the securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Registrant by the Trust, Reserves, Master Trust and/or Funds Trust expressly for use therein; and will reimburse the Registrant for any legal or other expenses reasonably incurred by the Registrant in connection with investigating or defending any such action or claim; provided, however, that the Trust, Reserves, Master Trust and/or Funds Trust shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Trust, Reserves, Master Trust and/or Funds Trust by the Registrant expressly for use in the Offering Documents.

         Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         The Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his/her reckless disregard of the duties involved in the conduct of his/her office or arising under his agreement with the Registrant. The Registrant will comply with Rule 484 under the 1933 Act and Release No. 11330 under the 1940 Act, in connection with any indemnification.

         Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of the Investment Adviser

         To the knowledge of the Registrant, none of the directors or officers of BA Advisors, the adviser to the Registrant's portfolios, or BACAP, the investment sub-adviser, except those set forth below, are or have been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than directors' qualifying shares) of BA Advisors, or BACAP, respectively, or other subsidiaries of Bank of America Corporation.

         (a) BA Advisors performs investment advisory services for the Registrant and certain other customers. BA Advisors is a wholly-owned subsidiary of Bank of America which in turn is a wholly-owned banking subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment adviser is incorporated by reference to Form ADV filed by BA Advisors with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (file no. 801-49874).

         (b) BACAP performs investment sub-advisory services for the Registrant and certain other customers. BACAP is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each director and officer of the investment sub-adviser is incorporated by reference to Form ADV filed by BACAP (formerly

TradeStreet Investment Associates, Inc.) with the SEC pursuant to the Advisers Act (file no. 801-50372).

ITEM 27. Principal Underwriters

         (a) Stephens, distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as distributor for Nations Fund Trust, Nations Reserves, Nations Separate Account Trust, Nations Funds Trust, Wells Fargo Trust, Wells Fargo Variable Trust, and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Wells Fargo Core Trust, Nations Master Investment Trust, and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and the Managed Balanced Target Maturity Fund, Inc., closed-end management investment companies.

         (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens with the SEC pursuant to the 1940 Act (file No. 501-15510).

         (c) Not applicable.

ITEM 28. Location of Accounts and Records

         (1) BA Advisors, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment adviser and co-administrator).

         (2) BACAP, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as investment sub-adviser).

         (3) Stephens, 111 Center Street, Little Rock, AR 72201 (records relating to its function as distributor and co-administrator).

         (4) PFPC, 400 Bellevue Parkway, Wilmington, DE 19809 (records relating to its function as transfer agent).

         (5) BNY, 100 Church Street, New York, NY 10286 (records relating to its function as custodian and sub-administrator).

         (6) Bank of America, One Bank of America Plaza, Charlotte, NC 28255 (records relating to its function as sub-transfer agent)

ITEM 29. Management Services

         Not Applicable

ITEM 30. Undertakings

         Not Applicable

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 31st day of July, 2001.

                                      NATIONS FUND, INC.

                                      By:                  *
                                         ---------------------------------------
                                                 A. Max Walker
                                                 President and Chairman
                                                 of the Board of Trustees

                                      By:  /s/ Richard H. Blank, Jr.
                                         ---------------------------------------
                                                 Richard H. Blank, Jr.
                                                 *Attorney-in-Fact

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

          SIGNATURES                                    TITLE                                DATE
          ----------                                    -----                                ----
                *                              President and Chairman                  July 31, 2001
----------------------------------             of the Board of Trustees
(A. Max Walker)                                (Principal Executive Officer)


----------------------------------                  Treasurer and                      July 31, 2001
(Richard H. Blank, Jr.)                               Secretary
                                      (Principal Financial and Accounting Officer)

                *                                      Trustee                         July 31, 2001
----------------------------------
(Edmund L. Benson, III)

                *                                      Trustee                         July 31, 2001
----------------------------------
(James Ermer)

                *                                      Trustee                         July 31, 2001
----------------------------------
(William H. Grigg)

                *                                      Trustee                         July 31, 2001
----------------------------------
(Thomas F. Keller)

                *                                      Trustee                         July 31, 2001
----------------------------------
(Carl E. Mundy, Jr.)

                *                                      Trustee                         July 31, 2001
----------------------------------
(Cornelius J. Pings)

                *                                      Trustee                         July 31, 2001
----------------------------------
(Charles B. Walker)

                *                                      Trustee                         July 31, 2001
----------------------------------
(Thomas S. Word)


                *                                      Trustee                         July 31, 2001
----------------------------------
(James B. Sommers)

 /s/ Richard H. Blank, Jr.
--------------------------
Richard H. Blank, Jr.
*Attorney-in-Fact

                               Nations Fund, Inc.

                                  Exhibit Index



Exhibit No.           Description
-----------           -----------

EX-99.23(a)(20)       Articles of Transfer
EX-99.23(b)(1)        Amended and Restated Bylaws
EX-99.23(d)(1)        Investment Advisory Agreement
EX-99.23(d)(2)        Sub-Advisory Agreement
EX-99.23(e)(1)        Distribution Agreement
EX-99.23(g)(1)        Amended and Restated Custody Agreement
EX-99.23(h)(1)        Co-Administration Agreement
EX-99.23(h)(2)        Sub-Administration Agreement
EX-99.23(h)(3)        Transfer Agency and Services Agreement
EX-99.23(h)(5)        Sub-Transfer Agency and Services Agreement
EX-99.23(h)(10)       Amended and Restated Shareholder Servicing Plan relating
                      to Investor B Shares of the Money Market Funds and
                      Investor C Shares of the Non-Money Market Funds
EX-99.23(h)(11)       Shareholder Servicing Plan relating to Investor C Shares
                      of the Money Market Funds and Investor B Shares of the
                      Non-Money Market Funds
EX-99.23(h)(14)       Amended and Restated Foreign Custody Manager Agreement
EX-99.23(i)(1)        Opinion and Consent of Counsel - Morrison & Foerster LLP
EX-99.23(j)(1)        Consent of Independent Accountants -
                      PricewaterhouseCoopers LLP
EX-99.23(m)(1)        Shareholder Administration Plan relating to Primary B
                      Shares
EX-99.23(m)(2)        Shareholder Servicing and Distribution Plan relating to
                      Investor A Shares
EX-99.23(m)(3)        Distribution Plan relating to Investor B Shares
EX-99.23(m)(4)        Distribution Plan relating to Investor B Shares of the
                      Money Market Funds and Investor C Shares of the Non-Money
                      Market Funds EX-99.23(o)(1) Rule 18f-3 Multi-Class Plan